UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06569

Exact name of registrant as specified in charter:	Ivy Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2024

Item 1. Reports to Stockholders

Annual report

Equity funds

Delaware Ivy Core Equity Fund

Delaware Ivy Large Cap Growth Fund

Delaware Ivy Mid Cap Growth Fund

Delaware Ivy Mid Cap Income Opportunities Fund

Delaware Ivy Small Cap Growth Fund

Delaware Ivy Smid Cap Core Fund

Delaware Ivy Value Fund

Fixed income funds

Delaware Ivy Core Bond Fund

Delaware Ivy Global Bond Fund

Delaware Ivy High Income Fund

Global / international equity funds

Delaware Global Equity Fund II
(formerly, Delaware Global Value Equity Fund)

Delaware International Equity Fund II
(formerly, Delaware Ivy International Value Fund)

Delaware Ivy Global Growth Fund

Delaware Ivy International Core Equity Fund

Delaware Ivy Systematic Emerging Markets Equity Fund

Multi-asset fund

Delaware Ivy Managed International Opportunities Fund

March 31, 2024

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM’s public markets businesses trace their roots to 1929 and partner with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

The Funds are advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Global Equity Fund II, Delaware International Equity Fund II, Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, and Delaware Ivy Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the applicable fund's current prospectus or summary prospectus. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2024, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. All third-party marks cited are the property of their respective owners.

© 2024 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Global Equity Fund II	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Global Equity Fund II (Class I shares)	1-year return	+13.12%
Delaware Global Equity Fund II (Class A shares)	1-year return	+12.81%
MSCI ACWI (net) (benchmark)	1-year return	+23.22%
MSCI ACWI Index (gross) (benchmark)	1-year return	+23.81%
MSCI World Index (net) (former benchmark)	1-year return	+25.11%
MSCI World Index (gross) (former benchmark)	1-year return	+25.72%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Equity Fund II, please see the table on page 36.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 38 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

Significant Fund event

On August 31, 2023, the portfolio management responsibilities of the Fund changed and Aditya Kapoor, Charles John, and Charles (Trey) Schorgl now serve as portfolio managers of the Fund. In addition, on October 31, 2023, the Fund’s name changed to Delaware Global Equity Fund II and the Fund’s benchmark changed from the MSCI World Index to the MSCI ACWI (All Country World Index).

On January 16, 2024, the Board of Trustees of Ivy Funds approved the reorganization of Delaware Global Equity Fund II (Acquired Fund) into Delaware Ivy Global Growth Fund (Acquiring Fund). It is currently expected that the reorganization will be completed in the second quarter of 2024 subject to the approval of the reorganization by the Acquired Fund shareholders. The Acquired Fund will close to purchases and exchanges into the Acquiring Fund for both new and existing shareholders one week before the reorganization date.

Market review

The fiscal period ended March 31, 2024, marked a solid recovery for global markets. Equities in the US were particularly strong, benefiting from the proliferation of artificial intelligence (AI) applications and fading concern for a US recession. International markets produced gains that were reasonable if not as strong.

Unlike the US, international equities didn’t benefit immediately from the launch of AI. Overseas markets recovered in earnest beginning in the fall 2023, driven by softer central-bank rhetoric. Toward the end of the fiscal year, international markets were driven by incrementally positive macroeconomic data and investor sentiment. Investor enthusiasm for AI ultimately bled into the international rally as it broadened into those parts of the tech sector with a more global presence.

It should come as no surprise then, that information technology (IT) was the strongest-performing sector and countries with leading tech companies performed well. This benefited the US, Taiwan, and Netherlands. Japan, still experiencing positive structural change, and Denmark, driven by glucagon-like peptide-1 (GLP-1) maker Novo Nordisk A/S also performed well. India has been a bright spot within global markets as it had one of the strongest economies in the world. China, and associated Hong Kong based holdings, performed weakest as macroeconomic issues lingered.

At a macro level, US gross domestic product (GDP) remained strong, despite certain areas of the economy experiencing a downturn. Consumers and the government have sustained growth, driving services on the consumer side and considerable local-government spending.

Europe, while contracting by many economic measures over the year, began to improve somewhat near period end. The services sector remained the area of growth. In Japan, the economic picture was mixed. The corporate landscape is quite sound and inflation, while increasing, has remained in check. The Bank of Japan abandoned its negative rate policy after many years but is keeping a ceiling on rates. China continued to struggle in its post-COVID-19-pandemic recovery. The government has only cautiously provided stimulus as it did in prior periods of weakness. The property market, a critical economic driver, continued to be under immense pressure. Toward the end of the fiscal year, China improved slightly in some sectors, mainly the result of higher export activity.

Global interest rates were volatile during the year, rising sharply in the first six months before rolling over as the US Federal Reserve adopted a more moderate posture. However, late in the fiscal year,

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Portfolio management reviews

Delaware Global Equity Fund II

rates rose again as inflation remained elevated. Oil was volatile but ended nearly flat for the fiscal year.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the period under prior portfolio management, from April 1, 2023, through August 31, 2023, Delaware Global Equity Fund II Class I shares posted a positive return but underperformed the Fund’s then current benchmark, the MSCI World Index (net).

The Fund sought to identify undervalued quality companies with the potential to provide solid relative capital protection in challenging times. Therefore, the portfolio was built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

Within the MSCI World Index benchmark, IT and communication services provided the strongest sector returns during this period while the weakest performance came from consumer staples and materials.

Stock selection as well as the overall active sector allocation negatively affected the relative performance while stock selection within materials and financials contributed to relative performance. The Fund’s sizable overweight to consumer stables, one of the weaker performing sectors, had a negative impact on the relative performance as did its sizable underweight to strongest-performing sector IT.

In terms of individual holdings, leading contributors to performance during the period cited were Danish pharmaceutical company Novo Nordisk A/S and German multinational enterprise resource planning (ERP) software company SAP SE.

Novo Nordisk, producer of two popular and revolutionary obesity medications and a substantial portion of the world’s supply of insulin, is reaping impressive profits. According to results published in August, a double-blinded trial with the company’s medication Wegovy and placebo demonstrated a statistically significant and superior reduction by 20% in the risk of major adverse cardiovascular events in overweight adults. That was good news for both Novo Nordisk, its stock price, and, not least, patients.

SAP delivered on its migration to a subscription-based business model, which we think may provide higher profitability, more stability, and better scalability. We invested early in this transformation three years ago and think management has executed well so far. Its first goal was to build an installed base of subscription customers. Now, the company is focused on margin expansion. Investors have rewarded SAP for its improving business fundamentals.

Conversely, primary detractors from performance during this period were the Swedish hygiene and health company Essity AB and the British multinational alcoholic beverage company Diageo PLC.

The end of the pandemic did not bring the relief Essity had hoped for. The latest quarterly results revealed that the company will have difficulties achieving flat volume levels for the full year. Management took the strategic decision to favor margins at the expense of volume as it believes strong brands, Essity’s prominent market positions in different regions, and relationships with distributors and retailers, will expand margins even with price concessions from private-label competitors.

Diageo showed resilient results with strong sales and earnings growth that was broad-based in regions and categories. However, the company also showed weak volume growth, which disappointed investors who may have extrapolated strong post-pandemic growth in the financial models.

For the fiscal year ended March 31, 2024, Delaware Global Equity Fund II advanced but underperformed its benchmark, the MSCI ACWI (All Country World Index) (net). The Fund’s Class I shares gained 13.12%. The Fund’s Class A shares gained 12.81% at net asset value (NAV) and 6.35% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 23.22%. For complete, annualized performance of Delaware Global Equity Fund II, please see the table on page 36.

Stock selection, particularly in consumer staples and healthcare, drove performance. Stock selection in IT, communication services, and consumer discretionary contributed most. From a country perspective, the US, Taiwan, and Hong Kong were the strongest contributors, while the UK, China, and Denmark were relatively weak performers.

Some of the largest detractors from performance during the period included China Mengniu Dairy Co. Ltd., Reckitt Benckiser Group PLC, and Genmab A/S.

China Mengniu is one of the largest dairy producers in China. The stock was weak as China struggled with a difficult macroeconomic backdrop. Nonetheless, the company grew sales modestly, and maintained a dominant position in staple products.

Reckitt, a UK-based consumer-products business, missed earnings expectations as volumes were weak. Reckitt provided guidance, however, that growth should pick up in 2024.

Genmab, a Danish biopharmaceutical company, was a weak performer with several concerns, including delays in a clinical trial due to recruitment risks and higher spending requirements for several phase 3 starts. However, we remain optimistic because the company has a robust pipeline and the ability to generate significant

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growth and cash flow through current commercialized products. Genmab’s shares are significantly undervalued, in our opinion.

On an individual stock basis, the largest contributors to performance were Taiwan Semiconductor Manufacturing Co. Ltd., Netflix Inc., and Adyen N.V.

Taiwan Semiconductor has a near-global monopoly in the semiconductor foundry space. The company benefited from reacceleration in the memory semiconductor cycle, while the entire semiconductor ecosystem benefited from the proliferation of artificial intelligence (AI). Also, Taiwan Semiconductor just concluded a significant capital expenditure cycle that will begin to generate a profit.

Netflix is a US-based media-streaming service. The company is the incumbent in the space, having never had a linear TV business, an advantage as competitors struggle with cannibalization and loss of legacy revenue. Netflix’s user growth has been strong as it expands overseas and combats password sharing. It also announced a new advertising-based platform, which should provide an additional tailwind for growth.

Adyen, a Netherlands-based financial technology company, rallied after a brief period of weakness in 2023. Adyen generates most of its revenue in the US but has achieved growth in other areas. The company grew margins when after a big investment cycle it slowed hiring, a significant cost headwind for much of last year. While strong secular tailwinds remain for Adyen, we believe that the company has superior technology that could make it a leader in the space.

As the portfolio was repositioned, there were many new holdings and exits. Within semiconductors, NVIDIA Corp. and Taiwan Semiconductor were added. These companies that are now core holdings within the Fund’s portfolio have clear competitive advantages and are in a massive upcycle, in our view. Of the many positions sold, Unilever PLC and Pfizer Inc. are two examples. Both companies had relatively elevated valuations given lackluster growth prospects and we did not find the fundamentals attractive.

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Portfolio management reviews

Delaware International Equity Fund II	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware International Equity Fund II (Class I shares)	1-year return	+5.91%
Delaware International Equity Fund II (Class A shares)	1-year return	+5.60%
MSCI ACWI ex USA (net) (benchmark)	1-year return	+13.26%
MSCI ACWI ex USA (gross) (benchmark)	1-year return	+13.83%
MSCI EAFE (Europe, Australasia, Far East) Index (net) (former benchmark)	1-year return	+15.32%
MSCI EAFE (Europe, Australasia, Far East) Index (gross) (former benchmark)	1-year return	+15.90%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware International Equity Fund II (formerly Delaware Ivy International Value Fund), please see the table on page 40.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 42 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

Significant Fund events

On August 31, 2023, the portfolio management responsibilities of the Fund changed and Aditya Kapoor, Charles John, and Charles (Trey) Schorgl now serve as portfolio managers of the Fund. In addition, on October 31, 2023, the Fund’s name changed to Delaware International Equity Fund II and the Fund’s benchmark changed from the MSCI EAFE (Europe, Australasia, Far East) Index to MSCI ACWI (All Country World Index) ex USA.

On January 16, 2024, the Board of Trustees of Ivy Funds approved the reorganization of Delaware International Equity Fund II (Acquired Fund) into Delaware Ivy International Core Equity Fund (Acquiring Fund). Acquired Fund shareholders approved the reorganization at a special shareholder meeting held on March 25, 2024. The reorganization will occur on or about May 3, 2024. The Acquired Fund will close to purchases and exchanges into the Acquiring Fund for both new and existing shareholders one week before the Reorganization Date.

Market review

Equity markets rallied sharply in the latter months of the fiscal year ended March 31, 2024. Investors were buoyed by the receding possibility of a recession, increasingly likely interest rate cuts, and the burgeoning commercial use of artificial intelligence (AI).

Riding the AI wave, information technology (IT) was the strongest-performing sector, and countries with leading tech companies performed best, with the Netherlands and Taiwan standing out. Japan, still experiencing positive structural change, and Denmark, driven by glucagon-like peptide-1 (GLP-1) maker Novo Nordisk A/S, also performed well. India was likewise a bright spot. China and associated Hong Kong-based holdings, along with Brazil and Switzerland, were weak performers.

At a macroeconomic level, Europe, while contracting by many economic measures over the year, showed signs of improvement at the end of the fiscal period, largely due to growth in the services sector. In Japan, the economic picture remained mixed – the corporate landscape was sound and inflation, while increasing, remained in check, prompting Bank of Japan to keep a ceiling on rates. China continued to struggle in its post-COVID-19 recovery. The government has been cautious in applying stimulus unlike other periods of weakness, and the property market, a critical economic driver, was under immense pressure.

Global interest rates declined sharply in the first part of the period, but persistently high inflation pushed rates back toward the end of the fiscal year. Oil was volatile but essentially flat over the period.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the period under prior portfolio management, from April 1, 2023, through August 31, 2023, Delaware International Equity Fund II Class I shares showed a positive result but underperformed the Fund’s then current benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net).

The Fund has sought to identify undervalued quality companies with the potential to provide solid relative capital protection in challenging times. Therefore, the portfolio was built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

4

Within the Fund’s original benchmark, energy and financials provided the strongest sector returns during this period while the weakest performance came from communication services and consumer staples.

Stock selection had a positive effect on relative performance for the period cited, while active sector allocation had a negative effect. At a sector level, stock selection in materials, IT, healthcare, and consumer discretionary contributed to relative performance. The Fund’s sizable overweight to consumer staples, one of the weaker-performing sectors, had a negative effect on relative performance as did its sizable underweight to financials, one of the better-performing sectors.

The largest individual detractors from this performance period included British multinational alcoholic beverage company Diageo PLC and Swedish security services company Securitas AB.

Diageo showed resilient results with strong sales and earnings growth that was broad-based in regions and categories. However, the company also showed weak volume growth, which disappointed investors who may have extrapolated strong post-pandemic growth in the financial models.

Securitas is digesting a large acquisition, leading to structurally higher earnings before interest, taxes, and amortization (EBITA) margins and a higher earnings contribution from technology-enabled services. While the debt load is currently high, it will be worked down over the next couple of years, potentially building equity for shareholders and derisking the current low-valuation multiple. We think the refinancing risk is substantially reduced as Securitas has no debt covenants and no significant near-term debt maturities. Its earnings report was a mixed bag but its organic growth, driven by price increases, was strong. However, the company’s European business is still running at sub-standard margins, which need improvement. Shares fell in May due to contracting valuation multiples.

The largest individual contributors to performance over the fiscal period cited included German multinational enterprise resource planning (ERP) software company SAP SE and French food services and facilities management company Sodexo SA.

SAP delivered on its migration to a subscription-based business model, which we think may provide higher profitability, more stability, and better scalability. We invested early in this transformation three years ago and think management has executed well so far. Its first goal was to build an installed base of subscription customers. Now, the company is focused on margin expansion. Investors have rewarded SAP for its improving business fundamentals.

Sodexo, one of the largest food service companies globally, operates on-premises catering facilities in addition to pursuing diversification of its business activities into other areas, such as facilities-management services. The latest sales and revenue announcement showed somewhat light numbers for the on-site segment recovery after COVID-19, despite strong organic revenue growth of 10.5% and “progressive softening of inflation on food costs,” according to management. After a brief initially negative market reaction, the Sodexo share price rose steadily throughout the month of August.

For the fiscal year ended March 31, 2024, Delaware International Equity Fund II advanced but underperformed its benchmark, the MSCI ACWI (All Country World Index) ex USA (net). The Fund’s Class I shares gained 5.91%. The Fund’s Class A shares gained 5.60% at net asset value (NAV) and declined 0.48% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 13.26%. For complete, annualized performance of Delaware International Equity Fund II, please see the table on page 40.

At the sector level, consumer staples, energy, and healthcare detracted from relative performance, while stock selection in financials, IT, and consumer discretionary contributed for the period. At a country level, the UK, Germany, and Japan were weaker relative performers, while the Netherlands, Spain, and Brazil were strong.

Leading detractors to relative performance were HelloFresh SE, Budweiser Brewing Company Apac Ltd., and China Mengniu Dairy Co. Ltd.

HelloFresh is a German online meal-kit company. While the business had promising growth prospects, we overestimated its ability to convert marketing spend into sustainable customer acquisition growth. We decided to sell the position.

Budweiser Brewing is a Hong Kong-based beer company. Despite the stable nature of beer and solid execution on premiumization in China, where Budweiser grew premium beer sales double digits in the recent period, the business faced headwinds on several fronts. Lower-end beer sales in China have been soft and Chinese consumers are still under pressure. Also, increased taxes in South Korea ate into profits since Budweiser did not increase prices to offset the tax. We believe the company is still well positioned in the long term and have retained our position.

China Mengniu is one of the largest dairy manufacturers in China. The stock was weak as a large part of the Chinese population struggled within a difficult macroeconomic backdrop. Despite the difficult environment, the company grew sales modestly and maintained a dominant position in staple products.

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Portfolio management reviews

Delaware International Equity Fund II

On an individual basis, the largest contributors to performance included Banco Bilbao Vizcaya Argentaria SA, Adyen NV, and Stellantis NV.

Banco Bilbao is a Spanish bank that generates most of its revenue in Mexico. With a healthy labor market and an appetite for consumption, Mexico had solid loan growth. The company also gained market share. Overall, Banco Bilbao had good execution and benefited from a macro tailwind in its key market.

Adyen, a Netherlands-based financial technology company, rallied after a brief period of weakness in 2023. Adyen generates most of its revenue in the US but has achieved growth in other areas. The company grew margins when after a big investment cycle it slowed hiring, a significant cost headwind for much of last year. While strong secular tailwinds remain for Adyen, we believe that the company has superior technology that could make it a leader in the space.

Stellantis is an auto conglomerate based in the Netherlands. It generated positive growth and strong cash flow in a difficult operating environment, including higher labor costs and price competition.

We made several changes to the Fund’s portfolio during the fiscal period, including the sale of HelloFresh mentioned above. We also initiated a position in Kion Group AG, a German industrial truck and supply chain solutions business. Industrial trucks primarily include machinery like forklifts and other warehouse solutions. The business is tied to the global supply chain, which had been suffering from a cyclical slowdown as inventories were elevated across the global economy. Due to this weakness, its stock was depressed on a historical basis. We think Kion is well positioned to potentially benefit once the supply chain market improves and it works through some unprofitable fixed contracts.

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Portfolio management reviews

Delaware Ivy Core Bond Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Core Bond Fund (Class I shares)	1-year return	+2.79%
Delaware Ivy Core Bond Fund (Class A shares)	1-year return	+2.53%
Bloomberg US Aggregate Index (benchmark)	1-year return	+1.70%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Core Bond Fund, please see the table on page 44.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 46 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

Significant Fund event

On January 16, 2024, the Boards of Trustees of Ivy Funds and Delaware Group Adviser Funds approved the reorganization of Delaware Ivy Core Bond Fund (Acquired Fund) into Delaware Diversified Income Fund (Acquiring Fund). It is currently expected that the reorganization will be completed in the second quarter of 2024 subject to the approval of the reorganization by the Acquired Fund shareholders. The Acquired Fund will close to purchases and exchanges into the Acquiring Fund for both new and existing shareholders one week before the reorganization date.

Market review

The fiscal year ended March 31, 2024, was notable for significant geopolitical, monetary policy, financial, and economic events. From the outset, inflation in the US was well above the US Federal Reserve’s 2% target, as residual stimulus from the pandemic continued to support consumer spending despite corporations’ pricing power.

The Fed tested its contention that inflation would be transitory as it raised short-term rates to their highest level in 22 years. As the period progressed, investors’ focus shifted from inflation to a possible recession amid concern that the Fed would tighten monetary policy too much.

Economists early in the Fund’s fiscal year predicted that the steep climb in short-term rates would lead to economic contraction. This appeared to be supported by various measures of the yield-curve. For example, the US Treasury 10-year-to-2-year yield spread spent the entire fiscal year in inverted territory, a signal usually associated with recessionary environments. Yet the Fed’s effective management of the regional banking crisis set off by the collapse of Silicon Valley Bank in March 2023 and residual fiscal momentum forestalled recession.

Inflation was the key economic indicator during the fiscal year, as investors’ inflation fear returned in the fall of 2023, only to sharply reverse in December as the Fed signaled an end to the tightening cycle. In the first quarter of 2024, however, economic resilience, persistent fiscal momentum, and wealth effects reignited concern that the path to lower inflation may not be as smooth as initially hoped. The US Consumer Price Index (CPI) reached a low of 3% in June 2023 but touched 3.7% before softening again, ultimately ending the fiscal year at 3.5%. Investors noted the improvement along with resilient unemployment and growth and began to use terms like “immaculate disinflation” or “no landing,” crediting the Fed with successfully managing inflation without damaging the economy.

The fiscal year ended with markets keenly focused on the Fed’s ability to transition from a tightening cycle to either a pause or easing. Expectations fluctuated from pricing in seven 2024 rate cuts in December to only three by the end of the fiscal year. Service sector pricing power resilience was a key focus at the end of the fiscal year. The interest rate on 10-year Treasurys traced back from an exuberant 3.8% in December to 4.2% by the end of March.

Risk markets took inflation in stride, focusing instead on a “no-landing” narrative, with yield spreads for non-government sectors declining significantly, a reflection of increased exuberance. While interest rates remained at secularly attractive levels, most credit-risk sectors offered historically limited value, having returned to the bottom quartile of valuations. At the end of the period, investors were evaluating the upcoming US presidential election and the fraught geopolitical backdrop as both Ukraine and the Middle East posed serious risks. Given that, investors’ optimism that inflation will be tamed and their enthusiasm for new technologies based on artificial intelligence (AI) may prove susceptible to negative exogenous surprises.

Source: Bloomberg, unless otherwise noted.

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Portfolio management reviews

Delaware Ivy Core Bond Fund

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Core Bond Fund outperformed its benchmark, the Bloomberg US Aggregate Index. The Fund’s Class I shares gained 2.79%. The Fund’s Class A shares advanced 2.53% at net asset value (NAV) and declined 2.09% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 1.70%. For complete, annualized performance of Delaware Ivy Core Bond Fund, please see the table on page 44.

The Fund successfully navigated the volatile period with an agile, top-down sector allocation approach. The Fund benefited from an overweight and subsequent reduction in its allocations to credit-related sectors such as investment grade corporate, high yield, and emerging markets (EM) debt. The Fund also benefited from a modest and persistent allocation to non-agency residential mortgage-backed securities (MBS) and commercial MBS (CMBS). Conversely, our late-cycle transition to a neutral and eventually long-duration position detracted modestly from performance as interest rates continued to wrestle with inflation fears. (Duration is a measure of a security’s sensitivity to changes in interest rates). The Fund’s modest overweight to financials also detracted somewhat from performance.

The fiscal year experienced significant volatility in credit risk valuations as well as interest rates. Our decision to retain a modest overweight to investment grade corporates through the regional banking crisis was beneficial as was our allocation to plus sectors, including high yield and EM debt. However, as spreads across credit sectors tightened materially at the end of the fiscal year, we chose to monetize that strong performance by reducing the Fund’s credit risk to build its liquid capital reserve and await more compelling opportunities.

In managing the higher interest rate volatility, the Fund employed a strategic long-term approach. The significant short-term volatility detracted from returns. To minimize the impact of volatility and capture long-term trends in the initial phases of the Fed’s hiking cycle, the Fund maintained a strategic position intended to reduce interest rate exposure. Once the 10-year Treasury yield exceeded 4% and the Fed, along with economic indicators, began signaling late-cycle behavior, we sought to manage recession risk by increasing duration when interest rates rose significantly. In particular, we did that when rates reached 5% in October 2023. We subsequently reduced duration once interest rates dropped below 4% on exuberance about rate cuts.

The Fund’s overall exposure to high yield corporates benefited performance in a period of earnings resilience and balance-sheet strength. Beneficiaries of economic recovery included cruise ship operator Carnival Corp.’s senior unsecured bonds. Carnival benefited from favorable booking activity following the COVID-19 pandemic and the return to free-cash-flow generation.

The Fund’s allocation to EM corporate securities benefited overall performance, as risk premiums declined on economic optimism. Among the stronger performers, BBVA Bancomer SA benefited from strong fundamentals, which resulted in an upgrade. The securities also got a boost from the resurgence of demand for EM securities by the end of the fiscal year.

The Fund’s position in Brookfield Infrastructure Corp. detracted from performance. As interest rates rose and concerns with private asset valuations increased, the security reacted negatively to a report questioning the valuation methodologies of the manager. Given the limited liquidity of the security and concerns over interest rate volatility, we decided to tactically exit the position throughout 2023.

The Fund’s allocation to securitized assets was an important driver of returns during the fiscal year. Generally, the Fund retained an overweight to the residential mortgage-backed securities (RMBS) sector, which we believed would benefit from a strong residential real estate market. The Fund retained an overweight allocation to CMBS, which delivered strong performance at the end of the fiscal year. Senior fixed rate securities generally added to performance, while the modest allocation to subordinated securities detracted from performance under the pressure of commercial real estate headlines.

During the fiscal year, the Fund used a variety of derivatives, including futures, to manage interest rate risk, swaps and swaptions to adjust the Fund’s overall exposure to certain markets, and currency forwards to increase or decrease exposure to foreign currencies. The use of derivatives did not have a material impact on performance during the fiscal year.

In our opinion, this is a compelling time for agile, active management and bottom-up (bond by bond) security selection as dispersion (the gap between the strongest- and weakest-performing assets) increases. We believe some value remains in certain areas of the market such as agency MBS. Yet the exuberance expressed by credit risk markets toward the end of the fiscal year justifies a more cautious approach, as valuations are increasingly susceptible to undetermined unknowns. Bonds are bonds again, in our view, and exposure to the asset class is as attractive as we’ve seen in decades. We believe agility and security selection will remain key to navigating the uncertainty ahead.

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Portfolio management reviews

Delaware Ivy Core Equity Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Core Equity Fund (Class I shares)	1-year return	+31.50%
Delaware Ivy Core Equity Fund (Class A shares)	1-year return	+31.18%
S&P 500® Index (benchmark)	1-year return	+29.88%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Core Equity Fund, please see the table on page 47.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 49 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Market review

The large-cap equity market in the US posted strong returns for the fiscal year ended March 31, 2024, with the S&P 500 gaining nearly 30%. We believe the equity rally that began in late October 2023 can be attributed primarily to resilient economic growth in the US, lower inflation, and an expectation that aggressive interest rate hikes intended to slow growth are behind us.

Stocks within the communications services, information technology (IT), and financials sectors outpaced the gains in the index while all other sectors underperformed the market. The more-defensive sectors, including utilities, consumer staples, and real estate, sharply lagged market returns. We think that can largely be attributed to the greater importance that interest rates have had within these sectors. Leadership was relatively narrow among growth sectors and was dominated by the performance of mega-cap companies. Growth companies outperformed their value counterparts as the Russell 1000® Growth Index doubled the gain of the Russell 1000® Value Index.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Core Equity Fund outperformed its benchmark, the S&P 500 Index. The Fund’s Class I shares gained 31.50%. The Fund’s Class A shares gained 31.18% at net asset value (NAV) and advanced 23.60% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 29.88%. For complete annualized performance of Delaware Ivy Core Equity Fund, please see the table on page 47.

Stock selection drove roughly 60% of the relative outperformance versus the Fund’s benchmark while sector allocation decisions drove the remaining 40% of relative performance. Stock selection was strongest within financials where The Allstate Corp., Capital One Financial Corp., and KKR & Co. Inc. outperformed. Selection was also positive in consumer staples where Costco Wholesale Corp. outpaced market gains and in industrials where the Fund held Airbus SE, Howmet Aerospace Inc., and United Rentals Inc.

Stock selection decisions within IT detracted from relative performance driven by our underweight in NVIDIA Corp., our ownership in VeriSign Inc., and our lack of ownership in Broadcom Inc.

In total, selection decisions were positive or neutral in 7 of 11 S&P 500 Index sectors. From a sector allocation standpoint, the Fund’s underweight to the consumer staples sector, which underperformed the benchmark, and a significant overweight to the outperforming financials sector aided relative returns while modest holdings in cash and an underweight in the communications services sector detracted from performance. In total, sector allocation decisions were positive in 8 of 11 S&P 500 Index sectors.

On the individual stock level, KKR significantly contributed to Fund performance. Shares of the alternative asset manager advanced through the course of the fiscal year on strong earnings, improved capital market conditions, and expectations that the company was on the cusp of an accelerated fundraising cycle over the next 24 months.

United Rentals, the largest player in the construction rental equipment market in the US, also contributed to performance. The shares performed well on evidence of a sustained non-residential building cycle tied to megaprojects including electrification and grid investments, increased onshore manufacturing capacity, and infrastructure spending.

The Fund benefited from its underweight of Apple Inc. as the shares underperformed on reduced future earnings expectations tied to slowing iPhone demand globally. While key competitive advantages still exist, we believe growth will likely continue to be modest given a mature revenue base.

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Portfolio management reviews

Delaware Ivy Core Equity Fund

Lack of ownership of Tesla Inc. also benefited the Fund as shares declined on a sharp downgrade in delivery and earnings expectations associated with slowing demand in the US and China. Tesla continues to battle intense competition globally in the electric-vehicle (EV) market with market share and profit margins susceptible to steep declines.

Applied Materials Inc. also contributed to performance during the fiscal year as the semiconductor capital equipment provider posted robust gains on strong current business trends and expectations for a pending upcycle in equipment needed to power applications based on artificial intelligence (AI).

Although NVIDIA gained more than 225% during the fiscal period –largely due to investor enthusiasm for AI – the Fund was underweight the stock, detracting from relative performance.

Aptiv PLC was another detractor. The auto-parts supplier enables new vehicle technologies such as adaptive safety and electrification of power trains. A reduction in EV demand within developed markets put pressure on input costs and the company underperformed.

NextEra Energy Inc. also detracted from the Fund’s performance. A largely regulated utility based in Florida with an unregulated renewables business, NextEra Energy was subject to a reduced valuation level associated with higher interest rates despite no change in longer-term earnings expectations.

The Fund’s position in Meta Platforms Inc. also resulted in underperformance. While the purchase of this security during the fiscal year benefited our shareholders on an absolute basis (appreciating more than 125%), the Fund's relative underweight detracted. Meta benefited from significant cost cutting during late 2022 and early 2023 and from accelerating monetization of some of its key social-media investments, namely Instagram Reels.

Shares of UnitedHealth Group Inc., the largest health insurer in the US, declined on signs of elevated healthcare utilization. Demand had been low in the prior two years as seniors deferred care and elective medical procedures.

Shareholders have enjoyed attractive gains in equity performance since the most-recent market bottom in October 2022. Since that time, the S&P 500 Index has advanced more than 45% despite concerns about recession, aggressive interest rate increases, inflation, geopolitical unrest including wars in Ukraine and the Middle East, and political discord at home.

The advance in equity prices, we believe, stems from a resilient domestic economy that has proved many skeptics wrong. We have written extensively about underappreciated dynamics within our economy and the highly unusual impact of the COVID-19 pandemic, which we believe still provides opportunities for long-term investors like us.

Not since the advent and build-out of the internet in the late 20th century has a technology innovation captured investors’ attention to the extent that AI has. If you have not experimented with AI using various chatbots such as OpenAI’s ChatGPT, know that advances in computational power are opening avenues for machines to analyze massive quantities of data to provide true human utility. Much like the internet in its infancy, a rapid build-out of computational capacity will likely come well before the generation and monetization of business models that take advantage of the new capabilities deployed today.

As it relates to the opportunities AI creates for a large-cap core portfolio like our strategy, we believe it’s important to note that to date, AI is truly a big-company theme as only companies with massive financial resources have the capability to invest the billions to tens of billions of dollars necessary to build out dedicated data centers. These technologies are directly in the wheelhouse of firms owned in the Fund’s portfolio that include NVIDIA, Microsoft Corp., Alphabet Inc., and Applied Materials Inc. and are some of the more obvious early-stage beneficiaries of AI. We think large companies will also have an advantage when it comes to those firms that will take leadership positions in deploying the capabilities AI provides. We think companies like JPMorgan Chase & Co., UnitedHealth, The Home Depot Inc., and The Procter & Gamble Co. possess critical resource advantages that will enable them to create productivity, product development, and marketing advantages that may not exist today.

As a large-cap core portfolio that invests across the valuation spectrum (from value to growth), we believe we have a unique capability to look across the entire US market at opportunities created by these broader macroeconomic forces. The buildout and deployment of AI capacity, the continued electrification of the transport industry, the desire for cleaner power generation, government and private investment in infrastructure, and the desire for the US to be competitive in critical manufacturing technologies are creating what we view as an enormous opportunity for firms in many sectors of our economy beyond the large-capitalization technology names.

At the end of the Fund’s fiscal year, the largest sector overweight was in the financials sector where we believe several companies can potentially experience accelerated growth with attractive valuations. We remain broadly diversified within financials across alternative investments, capital markets, consumer finance, personal-lines insurance, and digital payments.

We have maintained a slight overweight within the technology sector with an emphasis on mega-cap participants in the build-out of AI but

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have also emphasized firms that faced post-pandemic deceleration in business activity, such as Zebra Technologies Corp.

Within industrials, we continue to expect a strong upcycle in commercial aerospace through the remainder of the decade to compensate for deferred aircraft deliveries in the 2020-2022 period.

The portfolio continues to have risk characteristics (beta and total volatility) approximately in line with that of the market and is slightly tilted toward growth-style investments though incremental additions have occurred in lowly valued areas of the market.

11

Portfolio management reviews

Delaware Ivy Global Bond Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Global Bond Fund (Class I shares)	1-year return	+4.44%
Delaware Ivy Global Bond Fund (Class A shares)	1-year return	+4.19%
Bloomberg Global Aggregate Index, Hedged to USD (benchmark)	1-year return	+4.14%
Bloomberg 1-10 Year Global Aggregate Index Hedged USD (former benchmark)	1-year return	+4.46%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Global Bond Fund, please see the table on page 50.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 52 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a combination of current income and capital appreciation.

Significant Fund event

Effective July 31, 2023, the Fund changed its benchmark index from the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD to the Bloomberg Global Aggregate Bond Index, Hedged to USD.

Market review

Although volatility in fixed income markets continued during the fiscal year ended March 31, 2024, they were positive overall. The Bloomberg Global Aggregate Index returned 4.14% for the year, boosted by much higher starting yields, offsetting the previous year’s losses. The key drivers for the bond market’s performance continued to be macroeconomic: a fall in inflation (but slower progress in the “final mile” of disinflation) and a resilient broader US economy, with the influence of central banks also clearly felt.

Progress on inflation continued to be the key to bond market performance. While the rate of inflation started the year well below the startling headline levels from 2022 (over 10% year over year in Europe and over 9% in the US), investors always had questions about the ability to reach the US Federal Reserve’s target within a reasonable timeframe. To sum up progress so far: goods inflation has fallen sharply with the re-opening of supply chains and improvements in energy prices. Inflation on shelter and core services, excluding shelter, remained elevated, however, with little progress lower in recent months.

The US Core Personal Consumption Expenditures (PCE) Price Index (the Fed’s preferred gauge) finished the year at 2.8% year over year, down from 4.8% in March 2023. This showed progress but was still well above the Fed’s target, with alternative measures such as the Consumer Price Index (CPI) running even higher. Progress in taming inflation has varied around the globe, reflecting differences in underlying economic strength. Euro-area inflation read 2.4% (headline CPI) for March, with signs of continued downward momentum, with similar progress in the UK. In contrast, Japan’s CPI remained close to 3% and has recently risen, after decades of low inflation, and China’s CPI remains at the cusp of outright deflation. Long-term inflation expectations continue to be generally well anchored in developed markets, with the Fed’s 5-year forward inflation rate around 2.3%, above pre-2020 levels but indicating that Fed credibility remains intact.

Corresponding with the slowing in inflation, the pace of central bank rate hikes also slowed over the year. The Fed made its latest rate increase in July 2023, and the European Central Bank last hiked in September. Major developed market central banks changed their messaging in late 2023, moving to a balanced or even dovish stance, indicating that rate cuts could come in 2024. For now, while the slowing pace of improvement in inflation has put hopes for significant, early rate hikes on hold, expectations for lower short rates remain, especially in Europe. The Swiss National Bank became the first major developed market central bank to cut its rates in March 2024, though the inflation picture in that country is much more benign.

Government bond markets continued to be highly volatile through the year. October 2023 marked the local peak in rates, with 10-year US Treasurys briefly trading above 5%, before a pivot in funding plans calmed a growing sense that borrowing costs had started to get out of control and sent yields to a low of 3.80% in late December. Those moves were mirrored in most major bond markets, with the exceptions of Japan and China since both countries are at very different points in the economic and inflation cycle. Recent months have seen a rebound in yields (higher) with the challenges on inflation progress providing renewed pressure in bond markets.

Credit markets similarly had a volatile year but finished much more positively than underlying government bonds. Credit benefited from some stabilization in government bond yields, from much higher yields (which drove very strong demand), and from surprisingly resilient economic activity. The average global investment grade

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credit spread fell to 92 basis points (0.92 percentage points), from 138 basis points a year earlier, with much of the gains happening in the fourth quarter of 2023 and into this year.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Global Bond Fund gained, only slightly outperforming its benchmark, the Bloomberg Global Aggregate Index, Hedged USD, which also gained. The Fund’s Class I shares returned 4.44%. The Fund’s Class A shares gained 4.19% at net asset value (NAV) and fell 0.51% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 4.14%. For complete, annualized performance of Delaware Ivy Global Bond Fund, please see the table on page 50.

Sector and security selection in credit sectors were the primary drivers of outperformance: the Fund maintained an overweight to investment grade corporate credit and to emerging markets, both of which contributed to performance. This was somewhat offset by duration positioning which detracted. The Fund trimmed US duration but held an overweight to the US for much of the year. Other country-active duration positioning was mostly positive, particularly positioning in Europe and Japan.

Our overall stance of gradually increasing duration and finding pockets of value in credit markets to add to the portfolio is in line with our expectation for continued volatility in fixed income markets and an increasing focus on global growth. The Fund has significant ability to increase its credit holdings, and we will look to do so as potential opportunities emerge.

During the fiscal year, the Fund’s use of swaps, futures, foreign exchange currency positions, and options had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Fund positioning

The Fund was active in adjusting duration positioning throughout the year, reflecting the continued volatility in yields, and began the year with approximately 5.75 years of interest rate duration, building this to more than 6.2 years as rates peaked in October 2023. Since that peak, overall duration exposure moved between 5.4 and 6.2 years, with an average of roughly 5.8 years. Among country weightings, the allocation to US duration was trimmed throughout the year, replaced with Europe, Australia, and Japan allocations. That reflects the relative strength of each of these regions’ economies, with US growth and inflation pulses clearly stronger than the rest of the world, providing upward pressure on bond yields here. We expect non-US central banks to raise rates less aggressively (this has mostly played out), and we think they will likely be able to cut more aggressively in the medium term, as these regions tend to have higher interest rate sensitivity and more structural impediments to growth.

Although the Fund generally maintained its corporate credit holdings through the year, with spreads relatively attractive, the outlook was highly uncertain. Given much tighter spreads, the Fund trimmed some investment grade exposures in February 2024, preferring to hold lower overall exposure with the possibility of wider, more volatile spreads. The Fund took advantage of material spread widening in agency mortgage-backed securities (MBS) to add further to its position through the first half of the year, with spreads on these securities near historic levels. The Fund also trimmed its emerging markets holdings in the second quarter of 2023, with spreads well off the 2022 and early 2023 levels. However, the Fund maintained an overweight compared with the benchmark.

The Fund’s currency exposures maintain a heavy weighting to US dollars, judging the US economy to be stronger than most global peers, and the US dollar likely to benefit both from safe-haven flows in a risk-off environment or from relatively higher yields in the event of stickier-than-expected inflation.

13

Portfolio management reviews

Delaware Ivy Global Growth Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Global Growth Fund (Class I shares)	1-year return	+25.81%
Delaware Ivy Global Growth Fund (Class A shares)	1-year return	+25.48%
MSCI ACWI (net) (benchmark)	1-year return	+23.22%
MSCI ACWI (gross) (benchmark)	1-year return	+23.81%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Global Growth Fund, please see the table on page 54.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 56 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

The Fund’s fiscal year ended March 31, 2024 marked a solid recovery for global markets. The US was particularly strong, with the proliferation of artificial intelligence (AI) and fading concerns of a US recession. International markets fell significantly behind high-flying US equities, but they still produced reasonable double-digit gains. International equities didn’t benefit from the immediate launch of AI as the US did. The market recovered in earnest beginning in the fall of 2023, driven by softer central bank rhetoric. Toward the end of the Fund’s fiscal year, incrementally positive macroeconomic data and investor sentiment drove the international market. Investor excitement surrounding AI ultimately bled into the international rally as it broadened into other parts of the technology sector with a more global presence.

With that, information technology (IT) was the strongest-performing sector, and countries with leading tech companies performed well. This benefited the US, Taiwan, and Netherlands. Japan, still experiencing positive structural change, and Denmark, driven by glucagon-like peptide-1 (GLP-1) maker Novo Nordisk A/S, also performed well. India was a bright spot within global markets as it had one of the strongest economies in the world. China, and associated Hong Kong-based holdings, performed the weakest as macroeconomic issues lingered.

At a macro level, the US economy remained strong, although certain areas experienced a downturn. US consumers and governments carried growth forward, driven by services on the consumer side and considerable spending by local governments. While contracting by many economic measures throughout the year, Europe began to slightly improve toward the end of the Fund’s reporting period. The services sector remained the area of growth. In Japan, the economic picture was mixed. The corporate landscape was quite sound, however, and inflation, while increasing, remained in check. Japan’s central bank abandoned its negative rate policy after many years, but it kept a ceiling on rates. China continued to struggle in its post-COVID-19-pandemic recovery. The Chinese government was cautious about stimulating the economy as it had in prior periods of weakness, and the property market, a critical economic driver, remained under immense pressure. Toward the end of the fiscal year, China improved slightly in some sectors, mainly because of higher export activity.

Global interest rates were volatile during the Fund’s fiscal year. They rose sharply in the first six months before rolling over as US central bank rhetoric became more dovish. Late in the fiscal year, however, rates rose again as inflation remained elevated. The price of oil was volatile but ended nearly flat for the fiscal year.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Ivy Global Growth Fund outperformed its benchmark, the MSCI ACWI (All Country World Index) (net). The Fund’s Class I shares gained 25.81%. The Fund’s Class A shares gained 25.48% at net asset value (NAV) and advanced 18.26% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 23.22%. For complete, annualized performance of Delaware Ivy Global Growth Fund, please see the table on page 54.

Strong stock selection drove performance, particularly in the energy, utilities, IT, and industrials sectors. Stock selection in communication services and consumer staples detracted from performance the most. From a country perspective, the US, India, and Japan were the leading contributors, while China, Denmark, and UK holdings performed relatively poorly.

On an individual stock basis, Eli Lilly and Co., NTPC Ltd., and KLA Corp. performed the strongest relative to the benchmark. US pharmaceutical company Eli Lilly is responsible for many products,

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including those used for diabetes. Its development of GLP-1s has been a major growth driver and has drawn significant investor attention. The stock rallied, primarily, on this new class of drug. India-based utility NTPC rode several tailwinds throughout the year. Though a global leader in clean energy, it has also maintained strong production of coal-based energy since both are necessary in the highly populated and highly polluted country of India. Impressive economic growth and wealth creation in India also has created greater demand for energy. The stock of semiconductor capital equipment manufacturer KLA was significantly undervalued, particularly since this part of the industry has very few competitors. The stock rallied as the market appreciated that KLA would benefit from the cyclical recovery in semiconductors, which also ties to the growth and infrastructure needs of AI.

China Mengniu Dairy Ltd., Genmab A/S, and Aptiv PLC individually detracted the most from performance. China Mengniu, one of the largest dairy manufacturers in China, experienced weakness in its stock performance as a large part of the Chinese population continued to struggle within a difficult macroeconomic environment. Despite this backdrop, the company grew sales modestly and maintained a dominant position in staple products. Concerns about Danish biopharmaceutical company Genmab, including delays in a trial due to recruitment risks as well as higher spending needs for several phase 3 starts, weakened the stock. In our opinion, the stock is significantly undervalued, and we remain optimistic about Genmab’s robust pipeline and ability to generate significant growth and cash flow through current commercialized products. Aptiv, a vehicle component manufacturer, executed well in a difficult environment, generating positive 2023 sales and earnings growth in a tough auto environment. Unfortunately, even with its robust internal combustion engine part sales, investors have tied this stock’s success to the growth of electric vehicles (EVs), which has disappointed. We lost confidence that the market would reward this stock without EV growth and we sold our position.

The portfolio had several changes, including exiting our position in Aptiv, mentioned above, and initiating a position in Kion Group AG, a German industrial truck and supply chain solutions business. Industrial trucks primarily include machinery such as forklifts and other warehouse solutions. The business is tied to the global supply chain, which had been suffering from a cyclical slowdown as inventories were elevated across the global economy. Due to this weakness, the stock was depressed on a historical basis. As the supply chain market improves and the company works through some unprofitable fixed contracts, we expect the skies to clear and we believe Kion Group will be well positioned.

15

Portfolio management reviews

Delaware Ivy High Income Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy High Income Fund (Class I shares)	1-year return	+11.63%
Delaware Ivy High Income Fund (Class A shares)	1-year return	+11.36%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	+11.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy High Income Fund, please see the table on page 57.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 59 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of high current income and capital appreciation.

Market review

For the fiscal year ended March 31, 2024, the high yield bond market, along with fixed income more generally, maintained a focus on two primary concerns: the declining but still elevated rate of inflation and the likelihood that the US Federal Reserve would reduce rates. Each month, investors’ enthusiasm rose or fell based on the latest inflation data.

High yield bonds began the 12-month period yielding close to 9% amid generally tight spreads. Historically, when yields have been above 8%, the following year’s returns have been strong. As the fiscal year began, the high yield market was briefly in crisis following the collapse of Silicon Valley Bank but emerged unscathed. As the fiscal year progressed, high yield bonds were volatile, but the Fund’s benchmark, the ICE BofA US High Yield Constrained Index, maintained a series of consecutive quarterly gains as economic data defied those predicting an imminent recession.

The market received a boost in November, when Fed Chair Jerome Powell made a long-awaited rhetorical shift, signaling that while any interest rate moves would remain data-dependent, an end to the rate-hiking cycle was near. Investors reacted exuberantly, fueling a strong year-end rally. While the Fed’s dot plot indicated three rate cuts in 2024, investors priced in twice that number at the end of 2023.

Investors’ expectations came down to earth in January, however, when a higher-than-anticipated inflation report led to the realization that expectations might have been overly optimistic. The fiscal year ended with two additional stronger-than-expected monthly inflation readings, further lowering expectations on the timing and number of likely rate cuts in 2024.

Despite the uncertainty about federal funds futures, high yield bonds maintained strong overall performance as 12-month US high yield default rates remained generally modest, about 2% to 3% for the entire 12-month period. Projections for default rates in 2024 at the end of the fiscal year were in the 2.5% to 3.5% range.

Within the US high yield market, the automotive, housing, and gaming and leisure sectors were strongest, while broadcasting, metals and mining, and telecommunications performed relatively poorly. Overall market strength was resilient, and even relatively weak sectors had close to double-digit annual returns.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy High Income Fund slightly outperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Class I shares gained 11.63%. The Fund’s Class A shares advanced 11.36% at net asset value (NAV) and gained 6.28% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark advanced 11.06%. For complete annualized performance of Delaware Ivy High Income Fund, please see the table on page 57.

The primary sectors contributing to the Fund’s relative performance were energy, chemicals, and insurance brokers. The Fund’s respective overweight and security selection within all three sectors contributed to the sectors outperforming relative to its benchmark, highlighted by NFP Corp. being acquired by investment-grade-rated peer AON PLC.

Also contributing to performance during the fiscal period were the dominant cruise-line industry operators, Carnival Corp. PLC and Royal Caribbean Cruises Ltd. Both performed well as the industry continued to rebound from pent-up travel demand following the pandemic’s travel restrictions. Both Royal Caribbean and Carnival are on a trajectory to regain their investment grade status. Vistra Corp., an electric generator, also contributed to the Fund’s

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performance. It offered attractive valuations to start the 12-month period and it continued to post solid earnings through the end of the fiscal year.

At the sector level, the major detractors from the Fund’s relative performance were real estate, retail, and financial services. The Fund’s underweight to all three sectors during the fiscal period contributed to relative underperformance versus its benchmark.

Among individual securities detracting from performance during the fiscal year were Altice France SA, Cumulus Media New Holdings Inc., and Ardagh Packaging Finance PLC. All three companies are currently experiencing operational and secular challenges within their respective industries, leading to softening free cash flow generation. We continue to monitor all three from a fundamental perspective and will look to appropriately reposition as warranted. At this time, the Fund still maintains a position in all three holdings.

During the fiscal year, the Fund’s use of foreign exchange currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Despite the likelihood of elevated idiosyncratic risks and bouts of volatility, we remain constructive on the outlook for high yield in 2024. While fundamentals are expected to experience some level of deterioration, corporate balance sheets remain strong as both leverage metrics and interest coverage ratios are healthy on a historical basis. Given the backdrop, volatility in the high yield market is expected, and we will use our disciplined fundamental-based approach to seek to capture alpha as valuations dislocate from fundamentals.

17

Portfolio management reviews

Delaware Ivy International Core Equity Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy International Core Equity Fund (Class I shares)	1-year return	+14.59%
Delaware Ivy International Core Equity Fund (Class A shares)	1-year return	+14.30%	*
MSCI ACWI ex USA Index (net) (benchmark)	1-year return	+13.26%
MSCI ACWI ex USA Index (gross) (benchmark)	1-year return	+13.83%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

For complete, annualized performance for Delaware Ivy International Core Equity Fund, please see the table on page 60.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 62 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Market review

The Fund’s fiscal year ended March 31, 2024 marked a solid recovery for international markets. Although their overall returns were significantly behind high-flying US equities, they posted double-digit gains. International equities didn’t benefit from the immediate launch of artificial intelligence (AI) as the US did. The market really recovered in earnest beginning in the fall of 2023, driven by fading concerns of a US recession and easing central bank policies. Toward the end of the fiscal year, the market was driven by incrementally positive macroeconomic data and investor sentiment. Investor excitement surrounding AI ultimately played a significant role in the rally as it broadened into other parts of the technology sector with a more global presence.

With that, information technology was the strongest-performing sector and countries with leading technology companies performed the best, particularly the Netherlands and Taiwan. Japan, still experiencing positive structural change, and Denmark, driven by glucagon-like peptide-1 (GLP-1) maker Novo Nordisk A/S (a holding in the Fund) also performed well. India has likewise been a bright spot within global markets as it had one of the world’s strongest economies. China and associated Hong Kong-based holdings, along with Brazil and Switzerland, were the weakest-performing countries.

At a macroeconomic level, Europe, while contracting by many economic measures over the fiscal year, began to improve slightly toward the end. The services sector remained the area of growth. In Japan, the economic picture was mixed, however. The corporate landscape was quite sound and inflation, while increasing, remained in check. With that, the central bank has kept a ceiling on rates. China continued to struggle in its post-COVID-19-pandemic recovery.

Its government has been hesitant to stimulate as it did in prior periods of weakness, and the property market, a critical economic driver, has been under immense pressure.

Global interest rates were volatile during the Fund’s fiscal year, rising sharply in the first six months before rolling over as US central bank rhetoric became more dovish. Late in the fiscal year, however, rates rose again as inflation remained elevated. Although the price of oil was volatile, it ended nearly flat for the 12-month period.

International markets remained ripe for fundamental investors as there was more dispersion throughout the investment landscape when compared with the US. The indices and passively managed vehicles continued to perform below the median manager, leaving skilled investors room to generate excess relative return.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy International Core Equity Fund outperformed its benchmark, the MSCI ACWI (All Country World Index) ex USA Index. The Fund’s Class I shares gained 14.59%. The Fund’s Class A shares advanced 14.30% at net asset value (NAV) and gained 7.72% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark advanced 13.26% (net). For complete annualized performance of Delaware Ivy International Core Equity Fund, please see the table on page 60.

Strong stock selection drove the Fund’s performance, particularly in financials, utilities, energy, and communication services. Stock selection in consumer staples, consumer discretionary, and healthcare detracted from performance. From a country perspective, the Netherlands, India, and France contributed the most while Hong

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Kong, which primarily consists of Chinese-based businesses, Denmark, and UK holdings performed relatively poorly.

On an individual stock basis, NTPC Ltd., Banco Bilbao Vizcaya Argentaria SA (BBVA), and Mitsubishi UFJ Financial Group Inc. were the strongest relative performers during the fiscal year. NTPC is an India-based utility. The company had several positive tailwinds throughout the period. It is a global leader in clean energy but has also maintained strong production of coal-based energy. Both are necessary in India, which is highly populated and highly polluted. Also, economic growth and wealth creation have been impressive there, creating greater demand for energy. BBVA is a Spanish bank with most of its revenue generated in Mexico. With a healthy labor market and an appetite for consumption, Mexico has had solid loan growth. BBVA has also gained market share. Overall, it has had solid execution and it benefited from a macroeconomic tailwind in its key market. Mitsubishi, a financial services business in Japan, had robust growth across most of its business. Loan rate spreads improved across major business units, and it capitalized on higher foreign currency interest rates.

The major individual detractors were Budweiser Brewing Company APAC Ltd., H World Group Ltd., and China Mengniu Dairy Co. Ltd. Budweiser Brewing is a Hong Kong-based beer company. Despite the stable nature of beer and solid execution on premiumization in China – where it grew its premium beer sales by double digits during the fiscal period – the business has faced headwinds on several fronts. Lower-end beer sales in China have been soft and sentiment around Chinese consumers is still under pressure. Also, increased taxes in South Korea ate into profits given that management did not increase prices to offset the tax. However, we believe Budweiser Brewing is still well positioned in the long term. H World is a large hotel operator with most of its operations in domestic China. After a pause in its business during the pandemic, H World has returned to consistent growth in recent quarters with strong cash flow. Domestic travel has been one of the rare areas of economic strength in China. However, the stock was down during the Fund’s fiscal year along with the broader Chinese market. China Mengniu is one of the largest dairy manufacturers in China. Its stock has been weak as a large part of the Chinese population has struggled within a difficult macroeconomic backdrop. Despite this, the company has grown sales modestly and maintains a dominant position in staple products. The portfolio had several changes during the fiscal year. We initiated a position in Kion Group AG, a German industrial truck and supply chain solutions business. Industrial trucks primarily include machinery such as forklifts and other warehouse solutions. The business is tied to the global supply chain, which had been suffering from a cyclical slowdown as inventories were elevated across the global economy. Due to this weakness, the stock has been depressed on a historical basis. As the supply chain market improves and Kion Group works through some unprofitable fixed contracts it had previously entered, the skies should clear. As a result, we believe this company is well positioned. During the fiscal year, we sold the Fund’s position in HelloFresh SE, a German online meal kit company. While the business had promising growth prospects, we overestimated its ability to convert marketing spending into sustainable customer acquisition growth.

We believe the Fund’s portfolio is well balanced and positioned to capitalize on many of the global economy’s current areas of strength and areas that have been ignored. Our bottom-up (stock-by-stock) process focuses on three different types of investments (growth compounders, quality cyclicals, and unrecognized opportunity) and creates a portfolio of stocks with a diverse set of idiosyncratic drivers.

19

Portfolio management reviews

Delaware Ivy Large Cap Growth Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Large Cap Growth Fund (Class I shares)	1-year return	+34.24%
Delaware Ivy Large Cap Growth Fund (Class A shares)	1-year return	+33.90%
Russell 1000® Growth Index (benchmark)	1-year return	+39.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Large Cap Growth Fund, please see the table on page 63.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 65 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

Beginning in late October 2023, growth equities staged a sharp rally through the end of the fiscal year on March 31, 2024. The surge was a welcome contrast to the year-earlier period when aggressive central bank tightening put the brakes on the post-COVID-19-pandemic recovery. Notably in 2022, stocks with higher valuations and companies with higher-risk business models were punished. Since then, the market has followed an entirely different path. Investor expectations gradually transitioned from recession to a soft landing and, most recently, to a no-landing scenario. The US Federal Reserve’s guidance for interest rate reductions only added fuel to the rally.

The introduction of generative artificial intelligence (AI) also contributed to the rally. The anticipation of a new industry and source of revenue encouraged investors to push markets higher. Investors coined the term Magnificent Seven to describe the largest and most influential stocks in the broad US large-cap indices. Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc. materially contributed to large-cap index returns during the fiscal year.

For the first nine months of the fiscal year, low-quality stocks rallied, behavior typical of a post-recessionary market in which many investors show little regard for the fundamentals of a business. For example, within the Russell 1000 Growth Index, the highest-beta (a measure of market risk), lowest-return-on-assets, and lowest-net-margin segments of the benchmark performed the strongest. These represent, by common measures of quality, the poorest-quality businesses. Meanwhile, the highest-quality segments of the benchmark, according to the same measures, performed relatively poorly.

As the fiscal year progressed, the rally focused less on low-quality characteristics and more on momentum. Momentum, like the previously mentioned market dynamics, can have periods of strong outperformance, but momentum is ascribed in hindsight and is a strategy that typically requires high turnover. In contrast, business quality is a persistent characteristic, and quality-first growth investing has historically offered compelling long-term returns.

The arrival of AI created one of the most concentrated market rallies on record. As investors sorted through the winners and losers of this new technology, those companies viewed as beneficiaries were responsible for the lion’s share of returns. Notably, semiconductor company NVIDIA was up roughly 325%. It was the first clear winner as its sales more than doubled in the last calendar year. In addition to AI, glucagon-like peptide-1s (GLP-1s) garnered a lot of investor attention. This new class of pharmaceuticals developed for the treatment of diabetes also gained acceptance for other indications, including weight loss. The makers of GLP-1s, including Eli Lilly and Co., performed well during the fiscal year. All sectors were positive for the fiscal period, with information technology (IT) and communication services notably standing out on the upside. The leading semiconductor, software, and internet companies that did exceptionally well during the year dominated these sectors. Lagging the index were real estate, consumer staples, and energy.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Large Cap Growth Fund had a positive return but underperformed its benchmark, the Russell 1000 Growth Index. The Fund’s Class I shares gained 34.24%. The Fund’s Class A shares gained 33.90% at net asset value (NAV) and advanced 26.18% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 39.00%. For complete annualized performance of Delaware Ivy Large Cap Growth Fund, please see the table on page 63.

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Stock selection primarily drove performance with communication services, IT, and healthcare detracting the most. Selection in consumer discretionary and real estate contributed to relative returns.

At the individual stock level, the largest detractors were Verisign Inc., and our lack of investment in Meta Platforms and Eli Lilly. Both Meta and Eli Lilly had large gains during the fiscal year and have significant weightings in the index, so not owning those stocks hurt relative performance. Neither stock met our investment criteria to take a position. Verisign provides internet infrastructure and is the domain name registry for .com and .net domains. The company’s business model and long-term government contract have led to generally consistent mid- to high-single-digit sales growth. Despite modest mid-single-digit revenue growth during fiscal 2023, the stock was out of favor. The market was sour on the company due to a decline in domain volume growth in China, despite China representing less than 10% of revenue. We think a likely more significant driver was investors’ enthusiasm for momentum stocks and those exposed to potential positive cyclical revisions as opposed to the stable recurring revenue stream enjoyed by Verisign. We believe, however, its monopolistic industry structure, consistency, and high free cash flow conversion have the potential to benefit our investors long term.

An underweight to Apple, not owning Tesla, and our position in Ferrari NV contributed the most individually. Apple has been a long-time holding in the portfolio as it clearly meets our quality criteria. As the business has matured and growth has slowed, however, the return profile became relatively less attractive, so we trimmed the position to a large underweight relative to the benchmark. The stock underperformed, which benefited performance. We have long felt that Tesla did not meet our quality standards, which require a favorable industry structure and sustainable competitive advantages. Neither the highly fragmented competitive structure of the auto industry nor the operating efficiencies Tesla once boasted were ever attractive. Ferrari, the Italian luxury auto company, was up considerably during the fiscal year. Unlike Tesla, Ferrari is more of a luxury-goods company than an auto business. Sales are fully booked through 2025, and it has significant pricing power. In addition to raising base prices on its vehicles, it has also grown personalization revenue. We have become cautious on the stock because of valuation, so we trimmed the position but remain confident in the underlying quality of the business.

Consistent with our low-turnover approach, the strategy eliminated two stocks and added two new positions during the quarter. We exited our small position in railroad operator Union Pacific Corp. The company continues to face labor headwinds and associated wage pressure, a common issue for many companies. However, Union Pacific also risks not being able to grow revenue ahead of gross domestic product (GDP). These fundamentals are not attractive. We initiated a position in Taiwan Semiconductor Manufacturing Co. Ltd., which enjoys a dominant global position. The company is a near monopoly in leading-edge semiconductor fabrication, providing manufacturing expertise to the world’s top semiconductor companies. The stock’s valuation lagged as areas of the semiconductor industry went through a cyclical down cycle. In anticipation of the industry reaccelerating and Taiwan Semiconductor’s recent capital expenditures beginning to provide accelerating shareholder returns, we bought the stock.

21

Portfolio management reviews

Delaware Ivy Managed International Opportunities Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Managed International Opportunities Fund (Class I shares)	1-year return	+11.89%
Delaware Ivy Managed International Opportunities Fund (Class A shares)	1-year return	+11.57%
MSCI ACWI (All Country World Index) ex USA Index (net) (benchmark)	1-year return	+13.26%
MSCI ACWI (All Country World Index) ex USA Index (gross) (benchmark)	1-year return	+13.83%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Managed International Opportunities Fund, please see the table on page 66.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 68 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Significant Fund event

On January 16, 2024, the Board unanimously voted to approve a proposal to liquidate and dissolve Delaware Ivy Managed International Opportunities Fund. The Fund liquidation and dissolution occurred on April 19, 2024.

Market review

Stock markets in developed countries trended slightly positive at the beginning of the Fund’s fiscal year in the second quarter of 2023, although North American equities were under water at times. Europe and the Pacific region were the strongest performers, whereas emerging markets, led by China, slipped into negative territory. Equity markets saw some strong performance in June, particularly in Japan and the US, although overall equity performance was somewhat bumpy. After Congress agreed to raise the US debt ceiling and the Fiscal Responsibility Act of 2023 was signed into law in early June, equities rallied significantly. However, this positive phase was short lived. A large downturn followed the central bank meetings of the US Federal Reserve and the European Central Bank (ECB). Equity markets rallied again in late June, after the release of several surprisingly good US economic data points.

The third quarter of 2023 challenged markets as most major asset classes declined largely because central banks around the world continued tightening their monetary policy. In the US, the Fed continued raising rates, and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. However, China continued to be the contrarian among major economies, easing both fiscal and monetary policy.

Higher rates make servicing debt more difficult, especially for governments running large budget deficits. None of this was lost on Fitch Ratings, the credit rating agency. It downgraded the US credit rating in August from AAA to AA+, focusing attention on the US government, which carries a national debt of more than $33 trillion. Capital markets reacted by selling off bonds as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to decade-high levels.

While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine. This followed news that Saudi Arabia and Russia decided to extend production cuts until the end of 2023, reducing overall market supply.

The fourth quarter of 2023 started very weak for global capital markets. Geopolitical risks and strong US economic data in conjunction with renewed inflationary pressure were the main drivers of the negative sentiment. With the Hamas attacks in Israel and uncertainty about the consequences, the geopolitical risks increased significantly, which led to oil price volatility. Ultimately, however, oil prices fell significantly over the month. Gold, on the other hand, was in demand throughout October, and its price rose significantly, again approaching $2,000 per ounce.

A strong November was then followed by a similarly robust December in most equity regions and bond classes. This two-month-long, year-end rally even accounted for almost all the market’s gains in 2023. Only commodities were weak in December (and for 2023 as a whole). Falling energy prices dragged the broad asset class down despite the unresolved Middle East conflict, in which other forces

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such as the Yemeni Houthi rebels were increasingly involved. The gold price, on the other hand, continued to rise, growing by double digits over the year.

Yields fell significantly in November and December on both sides of the Atlantic and the narrowing of risk premiums for corporate bonds (both investment grade and high yield) and especially for emerging markets (EM) hard currency bonds continued unabated. The rate of inflation continued to fall in the major economies, but while the economic situation remained gloomy in Europe, it was solid in the US. In China, an upward trend began to emerge in the country’s recently disappointing economy.

Equities had strong returns across all (MSCI) regions including EM in December, although both China’s (as an EM heavyweight) and Japan’s equity markets suffered losses. However, over the Fund’s full fiscal year, Japan and the US led performance, while Chinese equities continued their months-long downward trend. Although the Japanese yen gained against the euro in December it was only able to make up for a small part of the annual loss. The US dollar also depreciated against a broad basket of currencies including the euro in 2023, with losses increasing in December.

As expected, the Fed left the key interest rate unchanged at its December meeting, but for the first time explicitly spoke about possible interest rate cuts and reduced the inflation and growth forecasts for 2024. The market then priced interest rate cuts of 1.5 percentage points for 2024. The ECB and the Bank of England also left interest rates unchanged but swept the issue of interest rate cuts aside.

Despite the two-month market surge across various assets to end 2023, 2024 had a subdued start. Optimism about imminent interest rate cuts in the EU and the US waned due to central bank comments. In January, bonds, especially in Europe, faced losses, but equities in developed countries rebounded. The Japanese market rallied, the US market hit occasional all-time highs, and European equities turned positive after the ECB’s January meeting. However, emerging markets, particularly Chinese equities, remained negative despite authorities' efforts.

Global stock markets once again recorded strong price gains in February. Several major indices, such as the S&P 500® Index in the US, the German Deutscher Aktien Index (DAX) (despite the weakening German economy), and – for the first time since 1989 – the Japanese Nikkei, reached new all-time highs. NVIDIA Corp. led this surge, marking strong sales and profit growth. Chinese stocks also saw gains, breaking a six-month streak of declines. The earnings season for the fourth quarter of 2023 was notably positive for S&P 500 Index companies, contributing to an optimistic outlook for the US. In contrast, economic weakness continued in Germany, the UK, and Japan.

By the end of the Fund’s fiscal year in March 2024, all major asset classes had gained, with commodities and equities leading the way. Gold was particularly strong and reached a new all-time high along with Bitcoin. Oil prices also rose significantly again. This time, all major bond classes joined the positive trend. While EM and corporate bonds had the strongest performance, European and US government bonds likewise advanced.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Managed International Opportunities Fund advanced but underperformed its benchmark, the MSCI ACWI (All Country World Index) ex USA Index. The Fund’s Class I shares rose 11.89%. The Fund’s Class A shares gained 11.57% at net asset value (NAV) and increased 5.16% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the benchmark gained 13.26% (net). For complete, annualized performance of Delaware Ivy Managed International Opportunities Fund, please see the table on page 66.

Fund performance reflected the mix of returns in the underlying funds and their allocation weightings.

23

Portfolio management reviews

Delaware Ivy Mid Cap Growth Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Mid Cap Growth Fund (Class I shares)	1-year return	+15.74%
Delaware Ivy Mid Cap Growth Fund (Class A shares)	1-year return	+15.44%
Russell Midcap® Growth Index (benchmark)	1-year return	+26.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Mid Cap Growth Fund, please see the table on page 70.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 72 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

The Fund’s fiscal year ended March 31, 2024, began with many analysts baking a recession into their forecasts, but the real story was about mounting expectations for a dovish Federal Reserve pivot, continued spending by US consumers, resilient corporate earnings, generative artificial intelligence (AI), and weight loss drugs. US equities climbed higher in three of the four quarters, with a retrenchment in the third quarter of 2023, when the Fed openly discussed a need for further rate hikes, solidifying the notion of a “higher for longer” rate environment. However, dovish elements appeared out of the November and December 2023 Fed meetings, sparking an equity rally and Treasury yield slide that carried through the end of the year and into the first quarter of 2024. Rallies were largely driven by several mega-cap technology names that appear to be the most highly levered to the AI theme and the potential productivity gains and related discoveries that could result from the technological breakthrough.

During the 12-month period, the Fund’s benchmark, the Russell Midcap Growth Index rose 26.28%, with all sectors in the index posting positive absolute returns. The deconstruction of the index’s return profile saw more profitable, higher earnings growth, and more attractively valued stocks – as measured by price-to-earnings (P/E) ratios – outperforming during the year.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal period ending March 31, 2024, Delaware Ivy Mid Cap Growth Fund advanced but underperformed its benchmark, the Russell Midcap Growth Index, which also advanced. The Fund’s Class I shares gained 15.74%. The Fund’s Class A shares advanced 15.44% at net asset value (NAV) and gained 8.82% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark advanced 26.28%. For complete, annualized performance of Delaware Ivy Mid Cap Growth Fund, please see the table on page 70.

The fiscal year was largely a tale of three short cycles that affected the Fund. The second quarter of 2023 began the fiscal period with expectations of a rate hike and lowered expectations for corporate earnings, even as inflation appeared to moderate. The market’s AI trade took center stage in May 2023, when NVIDIA Corp. announced a rather surprising forecast for its earnings potential in that very same quarter. The third quarter of 2023 brought about one of the weakest relative performance periods for the Fund since its inception under the current management team in early 2001. The two primary drivers of underperformance were the Fund’s underappreciation for interest rate sensitivity coupled with speculative selling across the entire healthcare sector caused by the introduction of GLP-1 weight loss drugs. The third cycle within the fiscal year included both the fourth quarter of 2023 and first quarter of 2024, a period when the Fund slightly underperformed the benchmark, but in a more idiosyncratic fashion.

Sector overweight and underweight positions are primarily a by-product of bottom-up (stock-by-stock) selection, and we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle. During the fiscal year, our fundamentally driven bottom-up approach led us to notable overweight positions in information technology (IT), healthcare, real estate, and communication services. Notable underweights for the year included financials, industrials, and consumer staples. Materials and consumer discretionary were at relative market weights. The Fund’s lack of exposure to energy contributed to relative performance while the lack of holdings in utilities detracted. The Fund’s cash position also detracted from relative performance for the 12-month period.

IT is the largest sector in both the Fund and the benchmark, and it was the largest sector overweight for the Fund during the 12-month period. The overweight benefited relative performance, while stock

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selection detracted. Marvell Technology Inc., a semiconductor company with exposure to cloud, enterprise networking, 5G, and automotive, benefited significantly during the period from the rapid and immense exposure given to AI and the adoption currently underway. We ultimately sold the Fund’s position in Marvell during the fiscal period as the company’s market capitalization grew beyond mid-cap. We were also concerned about the sustainability of earnings, and a need to trim the Fund’s overall IT exposure relative to the benchmark after the index’s reconstitution in late June 2023.

Workiva Inc., on the other hand, was the largest detractor from relative performance that we owned in the IT sector for the period. Workiva, a software company specializing in compliance and regulatory reporting, stands to benefit from new regulatory changes in Europe, called European Single Electronic Format (ESEF). We believe the broad trends in environmental, social, and governance (ESG) disclosures will likely spark additional regulatory filings, expanding the company’s addressable market. The stock languished during the 12-month period because growth had slowed, largely due to a more sluggish purchasing environment, while the company continues to invest in the business, resulting in reduced investor enthusiasm in the near term. We continue to hold the stock, believing growth could reassert itself as recent SEC guidelines have been clarified, improving the purchasing cycle. Additionally, we believe Workiva remains uniquely positioned to deliver software solutions in its end markets.

The healthcare sector was an overweight for the Fund and produced the strongest relative contribution to performance for the trailing 12 months. The Fund’s long-held holding Intuitive Surgical Inc. provides robotic-assisted surgical solutions and invasive care through a comprehensive ecosystem of products and services, including the Da Vinci Surgical and Ion Endoluminal systems. The stock benefited from strong procedural growth of existing placements and overall placement growth of new procedural systems. Additionally, the firm announced US Food and Drug Administration (FDA) approval of its newest DaVinci robotics system. We have owned Intuitive Surgical since the Fund’s inception based on its unique and attractive robotic surgical device product set coupled with effective management as evidenced by its profitability. We maintained the Fund’s position during the 12-month period. The primary drivers of the Fund’s positive relative performance in the healthcare sector were Intuitive Surgical, Align Technology Inc., and Mettler-Toledo International Inc.

The consumer discretionary sector, a relative market weight in the Fund, was the largest relative detractor from performance during the fiscal year. BorgWarner Inc. is an out-of-benchmark holding that provides technology solutions for combustion, hybrid, and electric vehicles (EVs). Our thesis for the stock revolved around the broadening of its offering platform from combustion engines only to hybrid and EV. However, price action in the stock did not reflect this broader, multi-channel platform offering, in our view. While we have held the position for several years, we made the decision during the period to sell out of the position fully. The Fund’s largest relative detractors in consumer discretionary were BorgWarner, Foot Locker Inc., and Vail Resorts Inc.

The top five individual holdings that contributed to the Fund’s relative returns were Trex Co. Inc., Marvell Technology, CoStar Group Inc., Intuitive Surgical, and Martin Marietta Materials Inc.

The bottom five individual holdings that detracted from the Fund’s relative returns were MarketAxess Holdings Inc., Envista Holdings Corp., Paycom Software Inc., Foot Locker, and BorgWarner.

In the rapidly evolving landscape of investing, where new strategies and technologies emerge at a breakneck pace, the wisdom of Albert Einstein, "Out of complexity, find simplicity!" resonates more profoundly than ever. Amid the whirlwind of algorithmic trading, cryptocurrency speculation, macroeconomic results and commensurate Fed responses, and ever-shifting market dynamics, there appears to be a notable re-emergence of the importance of business fundamentals in pricing stocks. Investors, always captivated by the allure of quick gains through complex instruments, speculative assets, and bets on the direction and magnitude of Fed policy, are rediscovering the enduring value of solid business models, healthy balance sheets, and strong cash flows.

This shift reflects a broader realization that, despite the noise and frenzy of market trends, the core principles of investing – that is, analyzing a company's fundamental strengths, understanding its competitive position, and assessing its potential for sustainable growth – remain the bedrock of our investment decisions. In essence, the return to business fundamentals is not a retreat from innovation but a reaffirmation that in the maze of financial complexity, simplicity often holds the key to lasting success.

25

Portfolio management reviews

Delaware Ivy Mid Cap Income Opportunities Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Mid Cap Income Opportunities Fund (Class I shares)	1-year return	+20.58%
Delaware Ivy Mid Cap Income Opportunities Fund (Class A shares)	1-year return	+20.24%
Russell Midcap® Index (benchmark)	1-year return	+22.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Mid Cap Income Opportunities Fund, please see the table on page 73.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 75 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

Market review

Although the Fund’s fiscal year ended March 31, 2024 began with many analysts baking a recession into their forecasts, the real story was about mounting expectations for a dovish Federal Reserve pivot, continued spending by US consumers, resilient corporate earnings, generative artificial intelligence (AI), and weight loss drugs. US equities climbed higher in three of the four quarters, with a retrenchment in the third quarter of 2023 when the Fed openly discussed a need for further rate hikes, solidifying the notion of a ”higher for longer” rate environment. However, dovish elements appeared out of the November and December 2023 Fed meetings, sparking an equity rally and Treasury yield slide that carried through the end of 2023 and into the first quarter of 2024. Rallies were largely driven by several mega-cap technology names that appear to be the most highly levered to the AI theme and the potential productivity gains and related discoveries that could result from the technological breakthrough.

The Russell Midcap Index returned 22.35% for the fiscal year. All sectors produced positive performance, with financials, industrials, consumer discretionary, energy, and information technology (IT) outpacing the benchmark return. The healthcare and consumer staples sectors underperformed, returning just under 5% during the 12-month period. The materials sector also lagged, but less so, producing returns of almost 15%.

The investment environment was modestly negative for our investment process. Dividend-paying companies underperformed non-dividend-paying companies during the fiscal period.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal period ended March 31, 2024, Delaware Ivy Mid Cap Income Opportunities Fund gained, although it underperformed its benchmark, the Russell Midcap Index, which also gained. The Fund’s Class I shares gained 20.58%. The Fund’s Class A shares advanced 20.24% at net asset value (NAV) and gained 13.35% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark advanced 22.35%. For complete, annualized performance of Delaware Ivy Mid Cap Income Opportunities Fund, please see the table on page 73.

Both sector allocation and stock selection in certain sectors contributed to relative performance, though negative stock selection overall caused the Fund to underperform its benchmark for the fiscal year. Within sector allocation, the Fund’s underweight to the poorly performing healthcare sector and its overweight allocation to the strongly performing industrial and consumer discretionary sectors were the main contributors to performance. Slightly offsetting these positive sectors were overweight positions in the materials and consumer staples sectors. Stock selection was positive within the materials, IT, and healthcare sectors while stock selection within the industrials, financials, and consumer discretionary sectors slightly offset these gains.

Even though we were significantly underweight the underperforming healthcare sector, it produced the leading relative return for the Fund. Encompass Health Corp., a healthcare services provider, was a noteworthy contributor to performance here. We sold the position during the fiscal year because we found better alternatives that meet the Fund’s dividend and return objectives.

Strong stock selection within IT also contributed to the Fund’s relative performance. NetApp Inc., an IT infrastructure technology provider, produced strong results from the migration of commodity hardware products to cloud-based technology. Seagate Technology Holdings PLC, a disk drive manufacturer, has experienced a deep slump in demand for its nearline and storage products. The cycle appears to have bottomed, with green shoots emerging within

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enterprise and cloud customers, as well as a turn in China’s economy. Seagate Technology has restructured its business, taking out material fixed costs, leaving it in a better position to deliver incremental earnings power when demand resumes, in our view.

Strong stock selection in certain names mitigated weakness. Ares Management Corp., a private equity firm focused on private credit, continued to produce strong results, leading to a significant increase in the company’s dividend in the financials sector. The Fund also benefited from its holding in nVent Electric PLC, a provider of electrical connectors in the industrial sector. nVent’s exposure to the electrification of everything is resonating as the demand for more power grows. Finally, in consumer discretionary, Garmin Ltd., a maker of consumer electronics, delivered growth across all major segments, with strength in wearables in fitness and outdoor categories.

The consumer discretionary and financials sectors were both areas of relative weakness driven by negative stock selection. Foot Locker Inc., a footwear retailer, was the largest detractor for the Fund during the fiscal year. The retailer’s customer base has been disproportionately pressured by inflation and lapsing government stimulus payments, which had a negative impact on earnings and cash flow. Management eliminated the company’s dividend in response to this financial pressure. We sold the Fund’s position in Foot Locker during the fiscal year. Polaris Inc., a powersports vehicle manufacturer, has been buffeted by slower consumer demand for its products due to higher interest rates and dealers cautious about adding inventory. However, we believe Polaris is well positioned once macroeconomic trends abate as product inefficiencies improve, gross margins rebound with volume, and stock price valuations are supportive at the low end of its historical range.

Vail Resorts Inc., one of the largest operators of mountain resorts, also detracted from relative performance. Despite solid season pass results, investors remain concerned about resort attendance, inflationary labor costs, and additional capital expenditure requirements. We continue to believe Vail Resorts has the potential to deliver compounding growth. Finally, within financials, regional banks Columbia Banking System Inc. and Glacier Bancorp Inc. both declined during the 12-month period as deposit activity and net interest margin pressure battered performance. We have redeployed capital out of these banks into other areas that we view as having the potential to generate above-average returns.

In the rapidly evolving landscape of investing, where new strategies and technologies emerge at a breakneck pace, the wisdom of Albert Einstein, "Out of complexity, find simplicity!" resonates more profoundly than ever. Amid the whirlwind of algorithmic trading, cryptocurrency speculation, macroeconomic results and commensurate Fed responses, and ever-shifting market dynamics, there appears to be a notable re-emergence of the importance of business fundamentals in pricing stocks. Investors, always captivated by the allure of quick gains through complex instruments, speculative assets, and bets on the direction and magnitude of Fed policy, are rediscovering the enduring value of solid business models, healthy balance sheets, and strong cash flows.

This shift reflects a broader realization that, despite the noise and frenzy of market trends, the core principles of investing – that is, analyzing a company's fundamental strengths, understanding its competitive position, and assessing its potential for sustainable growth – remain the bedrock of our investment decisions. In essence, the return to business fundamentals is not a retreat from innovation but a reaffirmation that in the maze of financial complexity, simplicity often holds the key to lasting success.

Since the Fund’s inception we have watched several key variables to determine Fund positioning. These variables (domestic economic growth, change in interest rates, change in commodity prices, and foreign economic growth) have remained consistent throughout and continue to be monitored.

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Portfolio management reviews

Delaware Ivy Small Cap Growth Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Small Cap Growth Fund (Class I shares)	1-year return	+17.29%
Delaware Ivy Small Cap Growth Fund (Class A shares)	1-year return	+16.98%
Russell 2000® Growth Index (benchmark)	1-year return	+20.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Small Cap Growth Fund, please see the table on page 76.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 78 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

The Russell 2000 Growth Index generated a positive, if uneven, return in the Fund’s fiscal year ended March 31, 2024. The index was down for the year as late as mid-November but staged a rather explosive rally from that point through the fiscal year end. The benchmark, and small-cap stocks in general, lagged the returns of mid-cap and large-cap stocks, the latter driven by a select few large technology companies that dominated returns during the period.

It was another roller coaster year for small-cap stocks, which were influenced by changes in interest rates, particularly the yield on 10-year US Treasury bonds; inflationary pressure on corporate earnings; and fear of a pending recession. The benchmark had a sustained upward move in the spring and mid-summer as earnings results proved resilient and bond yields were range-bound. The scenario changed in the third quarter, however, as bond yields rose sharply and small-cap stocks corrected significantly. The 10-year Treasury peaked at 5% in October, corresponding with a low point for the Russell 2000 Growth Index.

Inflation subsequently eased, and investors began discounting an end to US Federal Reserve interest rate hikes and the prospect of rate reductions in 2024, fueling a powerful rally through the end of the fiscal year. In the small-cap universe, the rally was led by a combination of biotechnology stocks, financials, crypto-related stocks, and heavy-cyclical companies, creating a challenging environment for high-quality growth-stock managers. The rally broadened in early 2024 to include traditional growth companies. That said, the small-cap index return was heavily influenced by the incredible 244% gain of the benchmark’s largest company, Super Micro Computer Inc.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal period ending March 31, 2024, Delaware Ivy Small Cap Growth Fund posted a positive return but underperformed its benchmark, the Russell 2000 Growth Index. The Fund’s Class I shares gained 17.29%. The Fund’s Class A shares gained 16.98% at net asset value (NAV) and advanced 10.27% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 20.35%. For complete, annualized performance of Delaware Ivy Small Cap Growth Fund, please see the table on page 76.

The Fund’s performance was skewed by a brief but sharp period of underperformance at calendar year end. The rally during this period had a very low-quality, speculative bias. Looking at the benchmark in quintiles during the December 2023 rally, we see that the smallest companies significantly outperformed larger companies; the lowest return on equity (ROE) quintile significantly outperformed the highest ROE group. Companies with no earnings were the leading performers, and stocks with low price-to-earnings (P/E) ratios were the leading performers among those companies with earnings. Historically these types of rallies tend to be short-lived and indeed that was the case as the market environment changed during early 2024. Accordingly, the Fund staged a strong outperforming rally in the last quarter of the fiscal year but didn’t quite catch the benchmark for the full 12-month period.

On a sector basis, consumer discretionary, materials, energy, and industrials were the largest contributors to performance while information technology (IT), healthcare, and communication services were detractors. Heavier weightings in the detracting sectors accounted for the overall shortfall. Wingstop Inc., Red Rock Resorts Inc., Abercrombie & Fitch Co., and Meritage Homes Corp. drove outperformance in the consumer discretionary sector. Strong earnings reports and healthy outlooks were the common

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thread for these stocks. Visteon Corp. and Fox Factory Holding Corp. detracted modestly in the sector and were sold during the reporting period.

ATI Inc., our sole position in the small materials sector, contributed for the year. Energy, another small sector in the Fund, gained strongly from Weatherford International PLC and SM Energy Co., a position which we exited. There were no significant detractors in this sector. Commercial activity in many industrial segments benefited from the renormalization of the economy, reshoring, economic stimulus, and the failure of a much-anticipated recession to materialize. Aerospace and defense, building supplies, machinery, distributors, and transportation were just some of the industrial segments generating more than 20% returns during the fiscal year. The Fund benefited from advantageous stock selection in the industrials sector. Federal Signal Corp., Parsons Corp., and Clean Harbors Inc. enabled the Fund to stay ahead even against a second-half cyclical surge propelled by declining interest rates and economic stimulus. Parsons is one of the Fund’s largest holdings, and the company continues to look attractive to us given its success and exposure to worldwide infrastructure and government spending.

Among sectors, IT detracted the most from performance. Disappointing earnings results put pressure on several stocks, including Belden Inc., Calix Inc., and Allegro MicroSystems Inc. We exited our positions in Belden and Calix. Performance in the sector also suffered as Super Micro Computer and MicroStrategy Inc., two of the benchmark’s largest weightings, posted sharp gains. The Fund owns Super Micro but at a lower weighting than the benchmark. The Fund did not own MicroStrategy, which is a speculative play on bitcoin pricing. On the positive side of the ledger, gains from CyberArk Software Ltd. and Onto Innovation Inc. were not sufficient to offset the shortfalls mentioned above. The healthcare sector also detracted from Fund performance during the fiscal year, as the overall sector declined and our underweight of the biotechnology subsector proved especially detrimental. Biotech outperformed with a massive 24% return during just the month of December. A combination of acquisition activity, risk-on investor appetite, and a late drop in interest rates benefited biotech more than other healthcare segments. That trend subsided somewhat during the fiscal fourth quarter, but biotech continued to outperform every other segment of healthcare. The Fund remained underweight biotechnology due to the binary nature and typical unprofitability of the segment, resulting in underperformance relative to the benchmark. Historically, we have found that holding other healthcare stocks with similar growth characteristics as biotech but with less-extreme volatility has been successful. While we think that will potentially once again be the case, it was an unfavorable position to take during the Fund’s fiscal year.

Adverse stock selection also caused underperformance in the sector due in part to cautious stock picking and from surprisingly poor execution on the part of some holdings. Two of the largest detractors, InMode Ltd., and Harmony Biosciences Holdings Inc., were hurt by disappointing sales and missed clinical results, respectively. Looking at a couple of the stronger performers, Vericel Corp. experienced a strong post-COVID-19 rebound in procedures for its monopolistic cartilage repair system, and Insmed Inc. had continued success with currently marketed products and its advancing pipeline.

Following the strong rebound at the end of the fiscal year, we think the Fund is well positioned. We believe there are several favorable trends driving growth for small-caps. These include growing demand for cybersecurity solutions; rapid development of artificial intelligence (AI) applications and the substantial infrastructure spending required to support that growth; a rebound in healthcare spending; an initial public offering (IPO) window that is opening along with an increase in mergers and acquisitions; continued consumer spending on goods, services, and experiences; and government stimulus programs supporting the industrials sector.

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Portfolio management reviews

Delaware Ivy Smid Cap Core Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Smid Cap Core Fund (Class I shares)	1-year return	+21.01%
Delaware Ivy Smid Cap Core Fund (Class A shares)	1-year return	+20.70%
Russell 2500TM Index (benchmark)	1-year return	+21.43%
Russell 2000® Index (benchmark)	1-year return	+19.71%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Smid Cap Core Fund, please see the table on page 79.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 81 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

Market review

For the fiscal year ended March 31, 2024, the Russell 2500 Index advanced 21.43%. Smid-cap growth stocks and smid-cap value stocks performed similarly. The Russell 2500™ Growth Index returned 21.12% and the Russell 2500™ Value Index gained 21.33%. Small-cap stocks lagged, and large-cap stocks outperformed smid-caps, as the Russell 2000 Index gained 19.71% and the large-cap Russell 1000® Index advanced 29.87% for the fiscal year.

Sector-level performance within the Russell 2500 Index was notably strong during the fiscal year – 15 sectors advanced and only communications services declined. The benchmark’s credit cyclicals, transportation, capital goods, basic materials, energy, and finance sectors led, as each gained more than 25%. The weakest sectors in the benchmark for the 12-month period were media and utilities, which each advanced by less than 10%.

The US Federal Reserve has maintained its target federal funds rate range of 5.25% to 5.50% since July 2023, and the market expects rate cuts in 2024. In February, the US Consumer Price Index (CPI) increased 3.2% for the trailing 12 months and the Personal Consumption Expenditures Price Index (PCE) for February rose 2.5%. The National Federation of Independent Business (NFIB) Small Business Optimism Index remained below its 50-year average of 98 for the 27th consecutive month, with a reading of 88.5 in March 2024, the lowest level since 2012 as business owners continue to manage numerous economic headwinds. The Purchasing Manager’s Index (PMI) came in at 51.9% in March as US manufacturing production has expanded on improving demand.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Smid Cap Core Fund gained, although it slightly underperformed its benchmark, the Russell 2500 Index, which also gained, and slightly outperformed the Russell 2000 Index, its other benchmark. The Fund’s Class I shares gained 21.01%. The Fund’s Class A shares advanced 20.70% at net asset value (NAV) and gained 13.73% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Russell 2500 Index gained 21.43%, and the Russell 2000 Index gained 19.71%. For complete, annualized performance of Delaware Ivy Smid Cap Core Fund, please see the table on page 79.

Stock selection detracted from relative performance during the fiscal year. The Fund’s holdings in the technology, consumer discretionary, transportation, and capital goods sectors lagged the stronger returns of those sectors in the benchmark during the fiscal year. The Fund’s holdings in the basic materials, healthcare, finance, and energy sectors contributed to relative performance for the year.

WNS Holdings Ltd. is a leading business process management (BPM) company that provides industry-specific offerings, customer experience services, finance and accounting, human resources, procurement, and research and analytics to help companies re-imagine the digital future of businesses. WNS has differentiated itself in the BPM space as a vertically integrated business to align services with solutions, allowing for cross-selling of higher-value, higher-margin services. During the fiscal year, shares of WNS declined as sentiment for companies in the BPM industry deteriorated in response to the potential risk that generative artificial intelligence (AI) technology could have on the company’s services. WNS’s management noted that it considers generative AI technology more of an opportunity than a risk as it is confident that companies will use WNS’s services and industry expertise to identify AI opportunities and manage the complexities of integrating AI into their operations. We maintained the Fund’s position in WNS. We view the

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company as potentially well positioned to financially benefit as its customers purchase more of the company’s solutions, resulting in organic growth.

In the technology sector, the Fund’s semiconductor positions detracted from performance, led lower by shares of MaxLinear Inc., a radio frequency (RF), analog, digital, and mixed-signal integrated circuits company. In 2022, MaxLinear entered into an agreement, subject to regulatory and conditional approvals, to acquire Silicon Motion Technology Corp. When the transaction was announced, we were focused on how the company would finance the transaction and manage financial leverage as we did see value in the combined company. During the Fund’s fiscal year, however, MaxLinear terminated the planned acquisition of Silicon Motion. We viewed this action favorably, but the market did not. We maintained the Fund’s position in MaxLinear as we think demand for its broadband and wireless infrastructure products should remain strong. Additionally, the company’s cost structure has improved.

Malibu Boats Inc. engages in designing and manufacturing recreational power boats, sport boats, and fishing boats. Malibu Boats underperformed after reporting fiscal second-quarter financial results that missed revenue expectations but beat earnings per share (EPS) expectations. The company lowered its full-year revenue guidance as well noting dealers that sell its boats were carrying too much inventory in a weakening-demand environment. We maintained the Fund’s position in Malibu Boats as we believe demand will slowly improve into the fall selling season, when inventory should normalize in time for the company’s new-model-year releases.

Boise Cascade Co. produces engineered wood products and plywood in North America and is a leading US wholesale distributor of building products. Boise Cascade outperformed for the Fund’s fiscal year, reporting multiple quarters of strong financial performance. The company has benefited from continued demand in its wood products and building materials segments. We maintained the Fund’s position in Boise Cascade as it has a strong balance sheet and management is returning capital to shareholders.

In the credit cyclicals sector, the Fund’s homebuilder positions contributed to performance. Toll Brothers Inc., the nation’s leading builder of luxury homes, outperformed with the company consistently reporting strong financial results during the fiscal year. Toll Brothers has maintained healthy margins as order growth remained robust, particularly in its higher margin spec homes. These homes also have higher return on equity (ROE) levels. We maintained the Fund’s position in Toll Brothers – we believe the company is attractively valued and that its buyer base tends to be more affluent and, as a result, less affected by higher interest rates.

Blueprint Medicines Corp. is a biotechnology company that invents life-changing therapies for people with cancer and blood disorders. During the fiscal period, Blueprint Medicines outperformed because of higher-than-expected sales of Ayvakit®, the company’s US Food and Drug Administration (FDA)-approved therapy for indolent systemic mastocytosis (ISM), a rare hematologic disorder that can lead to a range of debilitating symptoms across multiple organ systems. We maintained the Fund’s position in Blueprint Medicines since the company has sufficient capital to fund ongoing research and trials for additional opportunities in other mast cell diseases.

The Fund ended the fiscal year with the largest overweights in the healthcare, transportation, and business services sectors. The largest sector underweights were in technology, utilities, and capital goods. We believe the current market and economic environments should continue to support active management and our investment philosophy. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

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Portfolio management reviews

Delaware Ivy Systematic Emerging Markets Equity Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Systematic Emerging Markets Equity Fund (Class I shares)	1-year return	+10.55%
Delaware Ivy Systematic Emerging Markets Equity Fund (Class A shares)	1-year return	+10.25%	*
MSCI Emerging Markets Index (net) (benchmark)	1-year return	+8.15%
MSCI Emerging Markets Index (gross) (benchmark)	1-year return	+8.59%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

For complete, annualized performance for Delaware Ivy Systematic Emerging Markets Equity Fund, please see the table on page 83.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 85 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

The MSCI Emerging Markets Index (net) returned 8.15% during the Fund’s fiscal year ended March 31, 2024, lagging the developed markets MSCI World Index (net), which rose 25.11% for the period.

Investor sentiment was buoyed by the US Federal Reserve’s suggestion that it may cut interest rates in 2024, overcoming concerns with China’s growth prospects and fragile property market. Investors were also focused on geopolitical tensions and the upcoming US presidential election. Despite these headwinds, the emerging markets universe, as defined by the MSCI Emerging Markets Index, posted positive gains for the year.

At the country level, India and Taiwan were key drivers of positive returns. Taiwan continued to benefit from developments in artificial intelligence (AI), which was the main driver of returns in developed markets during the period. Information technology (IT) related stocks, particularly Taiwanese semiconductors, also got a boost from investors’ expectation that US monetary policy would ease in the second half of the fiscal period. In the Middle East, oil production cuts announced by OPEC+ supported equities in Saudi Arabia and United Arab Emirates. Unsurprisingly, China was the weakest performer.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Systematic Emerging Markets Equity Fund Class I shares had a positive return and outperformed the Fund’s benchmark, the MSCI Emerging Markets Index (net). The Fund’s Class I shares gained 10.55%. The Fund’s Class A shares gained 10.25% at net asset value (NAV) and advanced 3.91% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 8.15% (net). For complete, annualized performance of Delaware Ivy Systematic Emerging Markets Equity Fund, please see the table on page 83.

Strong stock selection in South Korea and Taiwan contributed to the Fund’s relative performance for the fiscal year. In South Korea, a position in automobile manufacturer KIA Corp. was the largest contributor. KIA (Hyundai-Kia) performed strongly on solid sales growth, with a year-over-year increase of 11.7% to set a record of 1.58 million vehicles. Shares of Samsung Electronics Co. Ltd. outperformed as rising demand for AI-related applications may support the company’s sales of memory chips. In Taiwan, the primary contributor was a position in MediaTek Inc., which outperformed as smartphone demand in China appeared to stabilize. Weak stock selection in Saudi Arabia was the key detractor from relative performance. In particular, an overweight holding in AI Rajhi Bank was the primary contributor to underperformance. Poor allocation to Poland also detracted from relative performance.

At the sector level, an overweight position in IT and an underweight position in industrials were the leading contributors to the Fund’s relative performance. An overweight allocation to consumer staples was the largest detractor.

The Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

At the end of the fiscal period, we were closely monitoring US monetary policy, global economic growth, and escalating geopolitical tension. We expect market conditions to remain volatile. Nonetheless, we do not believe these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization (consumers’

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preference for high-quality, healthy, and premium products). Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive.

In this environment, we think a strategy that focuses on identifying higher-quality companies (those with stronger balance sheets and more sustainable earnings and cash flows) at what we view as attractive valuations has the potential to hold up better and contribute to stronger long-term performance.

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Portfolio management reviews

Delaware Ivy Value Fund	March 31, 2024 (Unaudited)

Performance preview (for the year ended March 31, 2024)
Delaware Ivy Value Fund (Class I shares)	1-year return	+16.11%
Delaware Ivy Value Fund (Class A shares)	1-year return	+15.83%
Russell 1000® Value Index (benchmark)	1-year return	+20.27%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Value Fund, please see the table on page 86.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 88 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

Significant Fund event

On January 16, 2024, the Boards of Trustees of Ivy Funds and Delaware Group Equity Funds II approved the reorganization of Delaware Ivy Value Fund (Acquired Fund) into Delaware Value Fund (Acquiring Fund). It is currently expected that the reorganization will be completed in the second quarter of 2024 subject to the approval of the reorganization by the Acquired Fund shareholders. The Acquired Fund will close to purchases and exchanges into the Acquiring Fund for both new and existing shareholders one week before the reorganization date.

Market review

The major US stock indices posted outsized returns for the fiscal year ended March 31, 2024, led by stocks of the largest companies, particularly technology-related businesses. Falling inflation, exuberance for companies involved in artificial intelligence (AI), and a growing belief that the US Federal Reserve could engineer an economic soft landing helped buoy US equities during the Fund’s fiscal year.

The Fed kept interest rates on hold for most of the fiscal period with the last rate increase coming in July 2023, leaving the federal funds rate target range between 5.25% and 5.50%. Inflation eased over the course of the 12-month period, according to data from the Bureau of Economic Analysis. The Personal Consumption Expenditures Price Index (PCE) declined to 2.5% from 4.2% at the start of the Fund’s fiscal year. The Core Personal Consumption Expenditures Price Index (Core PCE), which excludes food and energy prices, fell to 2.8% from 4.6%.

Across the equity market, returns among economic sectors were mixed. Looking at sector returns in the Fund’s benchmark, the Russell 1000 Value Index, defensive sectors such as consumer staples, healthcare, and utilities were laggards, posting single-digit returns for the fiscal year. By contrast, cyclical sectors such as financials and industrials gained more than 30%.

Source: FactSet Research Systems, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Value Fund advanced, although it underperformed its benchmark, the Russell 1000 Value Index, which also advanced. The Fund’s Class I shares gained 16.11%. The Fund’s Class A shares gained 15.83% at net asset value (NAV) and advanced 9.18% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 20.27%. For complete, annualized performance of Delaware Ivy Value Fund, please see the table on page 86.

At the Fund level, stock selection was the primary driver of relative underperformance. Sector allocation had a negative effect. The two largest detractors from a sector perspective were consumer staples and industrials. Stock selection drove underperformance in these sectors. The two largest contributors at the sector level were healthcare and consumer discretionary, benefiting from stock selection. In terms of sector allocation, the Fund’s underweight in financials and overweight in consumer staples were the leading detractors, partially offset by an underweight in utilities and an overweight in information technology.

Archer-Daniels-Midland Co. (ADM), a leading grain processor and agricultural services provider, was a significant detractor for the fiscal year. We exited the Fund’s position in January 2024. That month, ADM announced it was putting its CFO on administrative leave and that outside counsel was conducting an investigation into the company’s accounting practices in its Nutrition business. The investigation was initiated in response to ADM’s receipt of a voluntary document request by the SEC. The company delayed its fourth-quarter 2023 earnings release and 10-K filing and withdrew its forward guidance for the nutrition segment. We spoke with ADM following the announcement. At that point, the scope of the

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investigation was unclear as was the potential outcome.

We had concerns about the potential implications for ADM and its stock given the nature of the issue and the possibility of a drawn-out investigation.

Packaged food maker Conagra Brands Inc. was also a significant detractor during the 12-month period. Following a relatively strong year in 2022, packaged-food stocks were generally weak during the Fund’s fiscal year owing to investors’ concerns about pricing power and consumer demand. We think Conagra remains well positioned among its competitors. The company is a leader in the snacks and frozen-food categories, which have relatively attractive growth profiles, in our view. It is investing in key brands and starting to see volume improvements. Free cash flow generation is also improving, and Conagra is paying down debt to strengthen its balance sheet. Conagra’s shares remain attractively valued, in our view, and are trading well below their five-year average.

Discount retailer Dollar General Corp. was another notable detractor in the Fund for the fiscal year. The company’s shares came under significant pressure during the 12-month period, owing to weaker-than-expected quarterly results, lowered full-year guidance, and missteps with inventory management. In October 2023, Dollar General announced that its former CEO was returning to the company effective immediately “for the foreseeable future” and would remain on the board. We continue to believe the company is taking the necessary steps to improve foot traffic and profitability and that its business is not structurally impaired.

Global insurance provider American International Group Inc. was a leading contributor to performance during the Fund’s fiscal year. The company has been executing well, aided by the steps it took to strengthen underwriting and simplify its business. During the fiscal period, AIG sold its Validus reinsurance business and continued to sell down its stake in its Life and Retirement business, Corebridge Financial. In our view, the company is well positioned to continue returning capital to shareholders via dividends and share buybacks. In addition, a firming property and casualty pricing cycle should continue to benefit companies such as AIG.

Broadcom Inc., a provider of semiconductor and enterprise software solutions, was a strong contributor during the Fund’s fiscal year. Broadcom’s stock price surged in 2023. Its offerings include products that support AI technology. Investor enthusiasm for companies exposed to AI contributed to the stock’s performance. Broadcom looked fully valued to us, and its stock price was also near its all-time high. In our opinion, a lot of good news was already priced into the stock, and as a result we no longer found its long-term risk-reward profile attractive. We exited the Fund’s position in September 2023.

Cloud services provider Oracle Corp. was also a notable contributor during the Fund’s fiscal year. Oracle’s autonomous database business is a beneficiary of generative AI, and the company has indicated that demand for its AI processing exceeds capacity. Oracle’s stock continues to trade at a reasonable valuation relative to the broader software group, in our view, and we believe accelerating growth in cloud revenue could provide a path for the company to continue growing above historic rates.

Several factors contributed to the Fund’s underperformance during the fiscal year: a speculative market backdrop that led to significant outperformance by large-cap growth stocks; the Fund’s more defensive positioning; and company-specific challenges with several holdings. As a team, we spent considerable time reviewing the fundamentals and investment thesis for each of these businesses, and we concluded not only that they are structurally sound but also that they have been unduly punished by investors.

We think large-cap value stocks look compelling right now. The valuation differential between large-cap value and large-cap growth is near all-time highs. Meanwhile, the Fund trades at a discount to the Russell 1000 Value Index and has more attractive quality attributes across a range of measures, including free cash flow yield, return on invested capital (ROIC), and five-year return on equity (ROE). At this point, we think owning quality value as a hedge against an overly extended market makes a lot of sense.

35

Performance summaries

Delaware Global Equity Fund II	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. June 4, 2012)
Excluding sales charge	+12.81%	+8.15%	+6.30%	—
Including sales charge	+6.35%	+6.87%	+5.67%	—
Class C (Est. June 4, 2012)
Excluding sales charge	+12.00%	+7.29%	+5.70%	—
Including sales charge	+11.00%	+7.29%	+5.70%	—
Class I (Est. June 4, 2012)
Excluding sales charge	+13.12%	+8.45%	+6.63%	—
Including sales charge	+13.12%	+8.45%	+6.63%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+12.63%	+7.83%	+6.00%	—
Including sales charge	+12.63%	+7.83%	+6.00%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+13.15%	+8.57%	—	+6.77%
Including sales charge	+13.15%	+8.57%	—	+6.77%
Class Y (Est. June 4, 2012)
Excluding sales charge	+12.84%	+8.17%	+6.35%	—
Including sales charge	+12.84%	+8.17%	+6.35%	—
MSCI ACWI (net)	+23.22%	+10.92%	+8.66%	—
MSCI ACWI (gross)	+23.81%	+11.45%	+9.22%	—
MSCI World Index (net)	+25.11%	+12.07%	+9.39%	—
MSCI World Index (gross)	+25.72%	+12.63%	+9.97%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 37. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

36

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.33%	2.27%	0.93%	1.48%	0.83%	1.19%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%	1.42%	0.75%	1.17%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
37

Performance summaries

Delaware Global Equity Fund II

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$25,876
MSCI World Index (net)	$10,000	$24,542
MSCI ACWI (gross)	$10,000	$24,154
MSCI ACWI (net)	$10,000	$22,948
Delaware Global Equity Fund II – Class I shares	$10,000	$18,995
Delaware Global Equity Fund II – Class A shares	$9,425	$17,355

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 37. Please note additional details on pages 36 through 39.

The graph also assumes $10,000 invested in the MSCI ACWI and the MSCI World Index as of March 31, 2014. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Gross domestic product, mentioned on page 1, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

38

	Nasdaq symbols	CUSIPs
Class A	IBIAX	465899631
Class C	IBICX	465899615
Class I	IBIIX	465899599
Class R	IYGEX	465899458
Class R6	IICNX	46600A864
Class Y	IBIYX	465899581
39

Performance summaries

Delaware International Equity Fund II	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. September 4, 2001)
Excluding sales charge	+5.60%	+4.46%	+1.83%	—
Including sales charge	-0.48%	+3.23%	+1.23%	—
Class C (Est. October 19, 2001)
Excluding sales charge	+4.85%*	+3.69%	+1.30%	—
Including sales charge	+3.85%	+3.69%	+1.30%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+5.91%	+4.86%	+2.25%	—
Including sales charge	+5.91%	+4.86%	+2.25%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+5.32%	+4.28%	+1.67%	—
Including sales charge	+5.32%	+4.28%	+1.67%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+6.00%	+4.98%	—	+2.33%
Including sales charge	+6.00%	+4.98%	—	+2.33%
Class Y (Est. July 24, 2003)
Excluding sales charge	+5.69%*	+4.61%	+2.00%	—
Including sales charge	+5.69%	+4.61%	+2.00%	—
MSCI ACWI ex USA (net)	+13.26%	+5.97%	+4.25%	—
MSCI ACWI ex USA (gross)	+13.83%	+6.48%	+4.75%	—
MSCI EAFE Index (net)	+15.32%	+7.33%	+4.80%	—
MSCI EAFE Index (gross)	+15.90%	+7.85%	+5.30%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 41. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

40

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.79%	2.52%	1.26%	1.89%	1.16%	1.50%
Net expenses (including fee waivers, if any)	1.04%	1.79%	0.79%	1.29%	0.65%	1.04%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
41

Performance summaries

Delaware International Equity Fund II

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$16,763
MSCI EAFE Index (net)	$10,000	$15,977
MSCI ACWI ex USA (gross)	$10,000	$15,902
MSCI ACWI ex USA (net)	$10,000	$15,167
Delaware International Equity Fund II – Class I shares	$10,000	$12,498
Delaware International Equity Fund II – Class A shares	$9,425	$11,297

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 41. Please note additional details on pages 40 through 43.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index and the MSCI EAFE Index as of March 31, 2014. The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

42

	Nasdaq symbols	CUSIPs
Class A	ICDAX	465898880
Class C	ICDCX	465898781
Class I	ICVIX	465898112
Class R	IYCUX	465899474
Class R6	ICNGX	46600A500
Class Y	ICDYX	465897148
43

Performance summaries

Delaware Ivy Core Bond Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. August 14, 1987)
Excluding sales charge	+2.53%	+0.45%	+1.74%	—
Including sales charge	-2.09%	-0.73%	+1.14%	—
Class C (Est. December 8, 2003)
Excluding sales charge	+1.77%	-0.32%	+1.14%	—
Including sales charge	+0.78%	-0.32%	+1.14%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+2.79%	+0.83%	+2.13%	—
Including sales charge	+2.79%	+0.83%	+2.13%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+2.27%	+0.15%	+1.45%	—
Including sales charge	+2.27%	+0.15%	+1.45%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+2.86%	+0.84%	—	+2.03%
Including sales charge	+2.86%	+0.84%	—	+2.03%
Class Y (Est. December 8, 2003)
Excluding sales charge	+2.53%	+0.47%	+1.78%	—
Including sales charge	+2.53%	+0.47%	+1.78%	—
Bloomberg US Aggregate Index	+1.70%	+0.36%	+1.54%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 45. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50% and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

44

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.09%	2.02%	0.64%	1.20%	0.62%	0.95%
Net expenses (including fee waivers, if any)	0.69%	1.44%	0.44%	0.94%	0.33%	0.69%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
45

Performance summaries

Delaware Ivy Core Bond Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Delaware Ivy Core Bond Fund – Class I shares	$10,000	$12,344
Bloomberg US Aggregate Index	$10,000	$11,657
Delaware Ivy Core Bond Fund – Class A shares	$9,425	$11,199

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 45. Please note additional details on pages 44 through 46.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of March 31, 2014. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Consumer Price Index (CPI), mentioned on page 7, is a measure of inflation, representing changes in prices of all goods and services purchased for consumption by households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBOAX	465898344
Class C	IBOCX	465898328
Class I	IVBIX	465897775
Class R	IYBDX	465899524
Class R6	IBNDX	46600A302
Class Y	IBOYX	465898575
46

Performance summaries

Delaware Ivy Core Equity Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	+31.18%	+16.19%	+11.69%	—
Including sales charge	+23.60%	+14.82%	+11.03%	—
Class C (Est. October 4, 1999)
Excluding sales charge	+30.19%	+15.22%	+10.96%	—
Including sales charge	+29.19%	+15.22%	+10.96%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+31.50%	+16.43%	+11.96%	—
Including sales charge	+31.50%	+16.43%	+11.96%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+30.84%	+15.79%	+11.29%	—
Including sales charge	+30.84%	+15.79%	+11.29%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+31.60%	+16.57%	—	+12.23%
Including sales charge	+31.60%	+16.57%	—	+12.23%
Class Y (Est. December 29, 1995)
Excluding sales charge	+31.13%	+16.30%	+11.90%	—
Including sales charge	+31.13%	+16.30%	+11.90%	—
S&P 500 Index	+29.88%	+15.05%	+12.96%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 48. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

47

Performance summaries

Delaware Ivy Core Equity Fund

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.03%	1.99%	0.78%	1.31%	0.69%	0.97%
Net expenses (including fee waivers, if any)	1.00%	1.75%	0.75%	1.25%	0.67%	0.97%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
48

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
S&P 500 Index	$10,000	$33,826
Delaware Ivy Core Equity Fund – Class I shares	$10,000	$30,948
Delaware Ivy Core Equity Fund – Class A shares	$9,425	$28,464

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 48. Please note additional details on pages 47 through 49.

The graph also assumes $10,000 invested in the S&P 500 Index as of March 31, 2014. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Russell 1000 Growth Index, mentioned on page 9, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 9, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WCEAX	466000106
Class C	WTRCX	466000304
Class I	ICIEX	466000163
Class R	IYCEX	465899573
Class R6	ICEQX	46600A401
Class Y	WCEYX	466000403
49

Performance summaries

Delaware Ivy Global Bond Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. April 4, 2008)
Excluding sales charge	+4.19%	+1.57%	+1.79%	—
Including sales charge	-0.51%	+0.38%	+1.19%	—
Class C (Est. April 4, 2008)
Excluding sales charge	+3.36%	+0.80%	+1.18%	—
Including sales charge	+2.36%	+0.80%	+1.18%	—
Class I (Est. April 4, 2008)
Excluding sales charge	+4.44%	+1.81%	+2.04%	—
Including sales charge	+4.44%	+1.81%	+2.04%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+3.98%	+1.17%	+1.33%	—
Including sales charge	+3.98%	+1.17%	+1.33%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+4.50%	+1.83%	—	+1.92%
Including sales charge	+4.50%	+1.83%	—	+1.92%
Class Y (Est. April 4, 2008)
Excluding sales charge	+4.21%	+1.58%	+1.79%	—
Including sales charge	+4.21%	+1.58%	+1.79%	—
Bloomberg Global Aggregate Index - Hedged to USD	+4.14%	+0.80%	+2.21%	—
Bloomberg 1-10 Year Global Aggregate Index Hedged USD	+4.46%	+1.23%	+1.98%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 51. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

50

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.24%	2.06%	0.75%	1.31%	0.73%	0.99%
Net expenses (including fee waivers, if any)	0.96%	1.71%	0.71%	1.21%	0.59%	0.96%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
51

Performance summaries

Delaware Ivy Global Bond Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Bloomberg Global Aggregate Index, Hedged to USD	$10,000	$12,443
Delaware Ivy Global Bond Fund – Class I shares	$10,000	$12,237
Bloomberg 1-10 Year Global Aggregate Index Hedged USD	$10,000	$12,164
Delaware Ivy Global Bond Fund – Class A shares	$9,425	$11,260

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 51. Please note additional details on pages 50 through 53.

The graph also assumes $10,000 invested in the Bloomberg Global Aggregate Index, Hedged to USD, and the Bloomberg 1-10 Year Global Aggregate Index Hedged USD as of March 31, 2014. The Bloomberg Global Aggregate Index, Hedged to USD provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns are hedged to the US dollar, taking rolling one-month forward contracts that are reset at the end of each month and hedging each non-US-dollar-denominated bond in the index into US dollar terms. The Bloomberg 1-10 Year Global Aggregate Index Hedged USD provides a broad-based measure of the global investment grade fixed-rate debt market with a maturity of greater than 1 year and less than 10 years. Index returns are currency-hedged, and adjustments are made to the par amount outstanding of bonds for holdings of central governments that are publicly available.

The Consumer Price Index (CPI), mentioned on page 12, is a measure of inflation representing changes in prices of all goods and services purchased for consumption by urban households.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 12, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

52

	Nasdaq symbols	CUSIPs
Class A	IVSAX	465899748
Class C	IVSCX	465899722
Class I	IVSIX	465899714
Class R	IYGOX	465899516
Class R6	IVBDX	46600A872
Class Y	IVSYX	465899698
53

Performance summaries

Delaware Ivy Global Growth Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. April 30, 1986)
Excluding sales charge	+25.48%	+11.45%	+8.44%	—
Including sales charge	+18.26%	+10.14%	+7.80%	—
Class C (Est. April 30, 1996)
Excluding sales charge	+24.49%	+10.48%	+7.73%	—
Including sales charge	+23.49%	+10.48%	+7.73%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+25.81%	+11.75%	+8.76%	—
Including sales charge	+25.81%	+11.75%	+8.76%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+25.13%	+11.10%	+8.13%	—
Including sales charge	+25.13%	+11.10%	+8.13%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+25.87%	+11.85%	—	+8.95%
Including sales charge	+25.87%	+11.85%	—	+8.95%
Class Y (Est. July 24, 2003)
Excluding sales charge	+25.48%	+11.45%	+8.48%	—
Including sales charge	+25.48%	+11.45%	+8.48%	—
MSCI ACWI (net)	+23.22%	+10.92%	+8.66%	—
MSCI ACWI (gross)	+23.81%	+11.45%	+9.22%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 55. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

54

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.39%	2.51%	1.03%	1.57%	1.00%	1.32%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%	1.42%	0.81%	1.17%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
55

Performance summaries

Delaware Ivy Global Growth Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI ACWI (gross)	$10,000	$24,154
Delaware Ivy Global Growth Fund – Class I shares	$10,000	$23,165
MSCI ACWI (net)	$10,000	$22,948
Delaware Ivy Global Growth Fund – Class A shares	$9,425	$21,186

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 55. Please note additional details on pages 54 through 56.

The graph also assumes $10,000 invested in the MSCI ACWI as of March 31, 2014. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVINX	465897502
Class C	IVNCX	465897585
Class I	IGIIX	465898724
Class R	IYIGX	465899425
Class R6	ITGRX	46600A815
Class Y	IVIYX	465897114
56

Performance summaries

Delaware Ivy High Income Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	+11.36%	+3.59%	+3.59%	—
Including sales charge	+6.28%	+2.37%	+2.98%	—
Class C (Est. October 4, 1999)
Excluding sales charge	+10.53%	+2.85%	+3.01%	—
Including sales charge	+9.53%	+2.85%	+3.01%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+11.63%	+3.83%	+3.84%	—
Including sales charge	+11.63%	+3.83%	+3.84%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+11.08%	+3.24%	+3.24%	—
Including sales charge	+11.08%	+3.24%	+3.24%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+11.64%	+3.95%	—	+4.03%
Including sales charge	+11.64%	+3.95%	—	+4.03%
Class Y (Est. December 30, 1998)
Excluding sales charge	+11.35%	+3.59%	+3.60%	—
Including sales charge	+11.35%	+3.59%	+3.60%	—
ICE BofA US High Yield Constrained Index	+11.06%	+4.01%	+4.36%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 58. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

57

Performance summaries

Delaware Ivy High Income Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.02%	1.81%	0.75%	1.28%	0.64%	1.00%
Net expenses (including fee waivers, if any)	0.97%	1.72%	0.72%	1.22%	0.63%	0.97%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
58

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$15,322
Delaware Ivy High Income Fund – Class I shares	$10,000	$14,577
Delaware Ivy High Income Fund – Class A shares	$9,425	$13,419

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 58. Please note additional details on pages 57 through 59.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of March 31, 2014. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WHIAX	466000668
Class C	WRHIX	466000643
Class I	IVHIX	466000122
Class R	IYHIX	465899490
Class R6	IHIFX	46600A831
Class Y	WHIYX	466000635
59

Performance summaries

Delaware Ivy International Core Equity Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. May 13, 1997)
Excluding sales charge	+14.30%*	+6.56%	+4.31%	—
Including sales charge	+7.72%	+5.31%	+3.69%	—
Class C (Est. May 13, 1997)
Excluding sales charge	+13.41%*	+5.81%	+3.74%	—
Including sales charge	+12.41%	+5.81%	+3.74%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+14.59%	+6.98%	+4.69%	—
Including sales charge	+14.59%	+6.98%	+4.69%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+14.00%*	+6.26%	+4.02%	—
Including sales charge	+14.00%	+6.26%	+4.02%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+14.69%	+6.99%	—	+4.40%
Including sales charge	+14.69%	+6.99%	—	+4.40%
Class Y (Est. July 24, 2003)
Excluding sales charge	+14.27%	+6.61%	+4.36%	—
Including sales charge	+14.27%	+6.61%	+4.36%	—
MSCI ACWI ex USA (net)	+13.26%	+5.97%	+4.25%	—
MSCI ACWI ex USA (gross)	+13.83%	+6.48%	+4.75%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the netasset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into accountcertain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 61. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

60

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.42%	2.20%	0.94%	1.51%	0.93%	1.24%
Net expenses (including fee waivers, if any)	1.04%	1.79%	0.79%	1.29%	0.67%	1.04%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
61

Performance summaries

Delaware Ivy International Core Equity Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI ACWI ex USA Index (gross)	$10,000	$15,902
Delaware Ivy International Core Equity Fund – Class I shares	$10,000	$15,810
MSCI ACWI ex USA Index (net)	$10,000	$15,167
Delaware Ivy International Core Equity Fund – Class A shares	$9,425	$14,373

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 61. Please note additional details on pages 60 through 62.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2014. The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVIAX	465897353
Class C	IVIFX	465897338
Class I	ICEIX	465899706
Class R	IYITX	465899433
Class R6	IINCX	46600A823
Class Y	IVVYX	465898682
62

Performance summaries

Delaware Ivy Large Cap Growth Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	+33.90%	+17.19%	+15.07%	—
Including sales charge	+26.18%	+15.81%	+14.39%	—
Class C (Est. July 3, 2000)
Excluding sales charge	+32.90%	+16.25%	+14.37%	—
Including sales charge	+31.90%	+16.25%	+14.37%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+34.24%	+17.53%	+15.40%	—
Including sales charge	+34.24%	+17.53%	+15.40%	—
Class R (Est. December 29, 2005)
Excluding sales charge	+33.56%	+16.77%	+14.68%	—
Including sales charge	+33.56%	+16.77%	+14.68%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+34.29%	+17.56%	—	+15.57%
Including sales charge	+34.29%	+17.56%	—	+15.57%
Class Y (Est. July 6, 2000)
Excluding sales charge	+33.90%	+17.19%	+15.11%	—
Including sales charge	+33.90%	+17.19%	+15.11%	—
Russell 1000 Growth Index	+39.00%	+18.52%	+15.98%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 64. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

63

Performance summaries

Delaware Ivy Large Cap Growth Fund

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.00%	1.90%	0.66%	1.24%	0.66%	0.96%
Net expenses (including fee waivers, if any)	0.89%	1.64%	0.64%	1.14%	0.56%	0.89%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
64

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$44,042
Delaware Ivy Large Cap Growth Fund – Class I shares	$10,000	$41,876
Delaware Ivy Large Cap Growth Fund – Class A shares	$9,425	$38,374

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 64. Please note additional details on pages 63 through 65.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2014. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Gross domestic product is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WLGAX	466000627
Class C	WLGCX	466000593
Class I	IYGIX	466001203
Class R	WLGRX	466000429
Class R6	ILGRX	46600A799
Class Y	WLGYX	466000585
65

Performance summaries

Delaware Ivy Managed International Opportunities Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. April 2, 2007)
Excluding sales charge	+11.57%	+5.63%	+4.19%	—
Including sales charge	+5.16%	+4.39%	+3.58%	—
Class C (Est. April 2, 2007)
Excluding sales charge	+10.75%	+4.96%	+3.62%	—
Including sales charge	+9.75%	+4.96%	+3.62%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+11.89%	+5.91%	+4.49%	—
Including sales charge	+11.89%	+5.91%	+4.49%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+11.27%	+5.42%	+4.01%	—
Including sales charge	+11.27%	+5.42%	+4.01%	—
Class R6 (Est. July 5, 2017)
Excluding sales charge	+12.39%	+6.00%	—	+4.72%
Including sales charge	+12.39%	+6.00%	—	+4.72%
Class Y (Est. April 2, 2007)
Excluding sales charge	+11.60%	+5.70%	+4.28%	—
Including sales charge	+11.60%	+5.70%	+4.28%	—
MSCI ACWI ex USA Index (net)	+13.26%	+5.97%	+4.25%	—
MSCI ACWI ex USA Index (gross)	+13.83%	+6.48%	+4.75%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations may have been in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 67. If applicable, performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

66

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.55%	2.49%	1.21%	1.74%	1.27%	1.48%
Net expenses (including fee waivers, if any)	1.55%	2.49%	1.21%	1.74%	1.27%	1.48%

Type of waiver	n/a	n/a	n/a	n/a	n/a	n/a
67

Performance summaries

Delaware Ivy Managed International Opportunities Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI ACWI ex USA (gross)	$10,000	$15,902
Delaware Ivy Managed International Opportunities Fund – Class I shares	$10,000	$15,518
MSCI ACWI ex USA (net)	$10,000	$15,167
Delaware Ivy Managed International Opportunities Fund – Class A shares	$9,425	$14,212

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 67. Please note additional details on pages 66 through 69.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2014. The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The Deutscher Aktien Index (DAX) or the GER40, mentioned on page 23, is a stock index that represents 40 of the largest and most liquid German companies that trade on the Frankfurt Exchange. The prices used to calculate the DAX Index come through Xetra, an electronic trading system. A free-float methodology is used to calculate the index weightings along with a measure of the average trading volume.

The Nikke, mentioned on page 23, is short for Japan's Nikkei 225 Stock Average, the leading and most-respected index of Japanese stocks. It is a price-weighted index composed of Japan's top 225 blue-chip companies traded on the Tokyo Stock Exchange.

The S&P 500 Index, mentioned on page 23, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

68

	Nasdaq symbols	CUSIPs
Class A	IVTAX	465898229
Class C	IVTCX	465898195
Class I	IVTIX	465898179
Class R	IYMGX	465899391
Class R6	IVTNX	46600A229
Class Y	IVTYX	465898161
69

Performance summaries

Delaware Ivy Mid Cap Growth Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	+15.44%	+11.87%	+11.08%	—
Including sales charge	+8.82%	+10.55%	+10.43%	—
Class C (Est. July 3, 2000)
Excluding sales charge	+14.56%	+11.01%	+10.43%	—
Including sales charge	+13.56%	+11.01%	+10.43%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+15.74%	+12.25%	+11.44%	—
Including sales charge	+15.74%	+12.25%	+11.44%	—
Class R (Est. December 29, 2005)
Excluding sales charge	+15.15%	+11.50%	+10.72%	—
Including sales charge	+15.15%	+11.50%	+10.72%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+15.82%	+12.27%	—	+12.04%
Including sales charge	+15.82%	+12.27%	—	+12.04%
Class Y (Est. July 10, 2000)
Excluding sales charge	+15.46%	+11.87%	+11.11%	—
Including sales charge	+15.46%	+11.87%	+11.11%	—
Russell Midcap Growth Index	+26.28%	+11.82%	+11.35%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 71. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

70

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets. Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.21%	2.06%	0.84%	1.42%	0.83%	1.13%
Net expenses (including fee waivers, if any)	1.04%	1.79%	0.79%	1.29%	0.69%	1.04%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
71

Performance summaries

Delaware Ivy Mid Cap Growth Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Delaware Ivy Mid Cap Growth Fund – Class I shares	$10,000	$29,542
Russell Midcap Growth Index	$10,000	$29,308
Delaware Ivy Mid Cap Growth Fund – Class A shares	$9,425	$26,959

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 71. Please note additional details on pages 70 through 72.

The graph also assumes $10,000 invested in the Russell Midcap Growth Index as of March 31, 2014. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

The price-to-earnings ratio (P/E ratio) mentioned on page 24, is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WMGAX	466000577
Class C	WMGCX	466000551
Class I	IYMIX	466001609
Class R	WMGRX	466000411
Class R6	IGRFX	46600A765
Class Y	WMGYX	466000544
72

Performance summaries

Delaware Ivy Mid Cap Income Opportunities Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	Lifetime
Class A (Est. October 1, 2014)
Excluding sales charge	+20.24%	+10.50%	+10.11%
Including sales charge	+13.35%	+9.20%	+9.42%
Class C (Est. October 1, 2014)
Excluding sales charge	+19.36%	+9.67%	+9.43%
Including sales charge	+18.36%	+9.67%	+9.43%
Class I (Est. October 1, 2014)
Excluding sales charge	+20.58%	+10.91%	+10.48%
Including sales charge	+20.58%	+10.91%	+10.48%
Class R (Est. October 1, 2014)
Excluding sales charge	+20.00%	+10.16%	+9.74%
Including sales charge	+20.00%	+10.16%	+9.74%
Class R6 (Est. October 1, 2014)
Excluding sales charge	+20.63%	+10.91%	+10.52%
Including sales charge	+20.63%	+10.91%	+10.52%
Class Y (Est. October 1, 2014)
Excluding sales charge	+20.21%	+10.49%	+10.11%
Including sales charge	+20.21%	+10.49%	+10.11%
Russell Midcap Index	+22.35%	+11.10%	+10.29%*

*The benchmark lifetime return is calculated using the Fund's inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 74. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

73

Performance summaries

Delaware Ivy Mid Cap Income Opportunities Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.26%	2.02%	0.89%	1.47%	0.89%	1.22%
Net expenses (including fee waivers, if any)	1.08%	1.83%	0.83%	1.33%	0.72%	1.08%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
74

Performance of a $10,000 investment1

For the period October 1, 2014 (Fund's inception) through March 31, 2024

	Starting value	Ending value
Delaware Ivy Mid Cap Income Opportunities Fund – Class I shares	$10,000	$25,765
Russell Midcap Index	$10,000	$24,360
Delaware Ivy Mid Cap Income Opportunities Fund – Class A shares	$9,425	$23,516

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 1, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 74. Please note additional details on pages 73 through 75.

The graph also assumes $10,000 invested in the Russell Midcap Index as of October 1, 2014. The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVOAX	46600B102
Class C	IVOCX	46600B201
Class I	IVOIX	46600B409
Class R	IVORX	46600B508
Class R6	IVOSX	46600B607
Class Y	IVOYX	46600B706
75

Performance summaries

Delaware Ivy Small Cap Growth Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	+16.98%	+6.84%	+8.21%	—
Including sales charge	+10.27%	+5.58%	+7.57%	—
Class C (Est. October 4, 1999)
Excluding sales charge	+16.04%	+6.02%	+7.61%	—
Including sales charge	+15.04%	+6.02%	+7.61%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+17.29%	+7.20%	+8.58%	—
Including sales charge	+17.29%	+7.20%	+8.58%	—
Class R (Est. December 29, 2005)
Excluding sales charge	+16.70%	+6.50%	+7.89%	—
Including sales charge	+16.70%	+6.50%	+7.89%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+17.38%	+7.22%	—	+9.61%
Including sales charge	+17.38%	+7.22%	—	+9.61%
Class Y (Est. December 29, 1995)
Excluding sales charge	+16.93%	+6.83%	+8.26%	—
Including sales charge	+16.93%	+6.83%	+8.26%	—
Russell 2000 Growth Index	+20.35%	+7.38%	+7.89%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 77. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

76

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in initial public offerings (IPOs), which can have a significant positive impact on the Fund’s performance that may not be replicated in the future.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.34%	2.28%	0.92%	1.50%	0.91%	1.21%
Net expenses (including fee waivers, if any)	1.14%	1.89%	0.89%	1.39%	0.76%	1.14%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
77

Performance summaries

Delaware Ivy Small Cap Growth Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Delaware Ivy Small Cap Growth Fund – Class I shares	$10,000	$22,777
Russell 2000 Growth Index	$10,000	$21,376
Delaware Ivy Small Cap Growth Fund – Class A shares	$9,425	$20,746

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 77. Please note additional details on pages 76 through 78.

The graph also assumes $10,000 invested in the Russell 2000 Growth Index as of March 31, 2014. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The price-to-earnings ratio (P/E ratio), mentioned on page 28, is a valuation ratio of a company's current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WSGAX	466000502
Class C	WRGCX	466000700
Class I	IYSIX	466001872
Class R	WSGRX	466000445
Class R6	IRGFX	46600A732
Class Y	WSCYX	466000809
78

Performance summaries

Delaware Ivy Smid Cap Core Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. January 31, 1997)
Excluding sales charge	+20.70%	+8.22%	+7.98%	—
Including sales charge	+13.73%	+6.94%	+7.35%	—
Class C (Est. December 8, 2003)
Excluding sales charge	+19.77%	+7.43%	+7.39%	—
Including sales charge	+18.77%	+7.43%	+7.39%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+21.01%	+8.66%	+8.42%	—
Including sales charge	+21.01%	+8.66%	+8.42%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+20.38%	+7.93%	+7.74%	—
Including sales charge	+20.38%	+7.93%	+7.74%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+21.17%	+8.68%	—	+9.01%
Including sales charge	+21.17%	+8.68%	—	+9.01%
Class Y (Est. December 8, 2003)
Excluding sales charge	+20.73%	+8.26%	+8.08%	—
Including sales charge	+20.73%	+8.26%	+8.08%	—
Russell 2500 Index	+21.43%	+9.90%	+8.84%	—
Russell 2000 Index	+19.71%	+8.10%	+7.58%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 80. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

79

Performance summaries

Delaware Ivy Smid Cap Core Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.44%	2.18%	0.97%	1.54%	0.96%	1.27%
Net expenses (including fee waivers, if any)	1.14%	1.89%	0.89%	1.39%	0.76%	1.14%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
80

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Russell 2500 Index	$10,000	$23,328
Delaware Ivy Smid Cap Core Fund – Class I shares	$10,000	$22,454
Russell 2000 Index	$10,000	$20,761
Delaware Ivy Smid Cap Core Fund – Class A shares	$9,425	$20,316

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 80. Please note additional details on pages 79 through 82.

The graph also assumes $10,000 invested in the Russell 2500 Index and the Russell 2000 Index as of March 31, 2014. The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe.

The NFIB Small Business Optimism Index, mentioned on page 30, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 30, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Purchasing Managers’ Index (PMI), mentioned on page 30, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

The Russell 1000 Index, mentioned on page 30, measures the performance of the large-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 30, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 30, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

81

Performance summaries

Delaware Ivy Smid Cap Core Fund

The US Consumer Price Index (CPI), mentioned on page 30, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IYSAX	465898435
Class C	IYSCX	465898419
Class I	IVVIX	465899813
Class R	IYSMX	465899540
Class R6	ISPVX	46600A724
Class Y	IYSYX	465898393
82

Performance summaries

Delaware Ivy Systematic Emerging Markets Equity Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. October 25, 1993)
Excluding sales charge	+10.25%*	+3.25%	+4.35%	—
Including sales charge	+3.91%	+2.04%	+3.73%	—
Class C (Est. April 30, 1996)
Excluding sales charge	+9.48%	+2.54%	+3.73%	—
Including sales charge	+8.48%	+2.54%	+3.73%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+10.55%	+3.65%	+4.73%	—
Including sales charge	+10.55%	+3.65%	+4.73%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+9.99%	+3.00%	+4.06%	—
Including sales charge	+9.99%	+3.00%	+4.06%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+10.68%*	+3.70%	—	+4.31%
Including sales charge	+10.68%	+3.70%	—	+4.31%
Class Y (Est. July 24, 2003)
Excluding sales charge	+10.25%	+3.31%	+4.39%	—
Including sales charge	+10.25%	+3.31%	+4.39%	—
MSCI Emerging Markets Index (net)	+8.15%	+2.22%	+2.95%	—
MSCI Emerging Markets Index (gross)	+8.59%	+2.61%	+3.33%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 84. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

83

Performance summaries

Delaware Ivy Systematic Emerging Markets Equity Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.57%	2.29%	1.08%	1.64%	1.05%	1.41%
Net expenses (including fee waivers, if any)	1.05%	1.80%	0.80%	1.30%	0.65%	1.05%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
84

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Delaware Ivy Systematic Emerging Markets Equity Fund – Class I shares	$10,000	$15,877
Delaware Ivy Systematic Emerging Markets Equity Fund – Class A shares	$9,425	$14,420
MSCI Emerging Markets Index (gross)	$10,000	$13,879
MSCI Emerging Markets Index (net)	$10,000	$13,370

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 84. Please note additional details on pages 83 through 85.

The graph also assumes $10,000 invested in the MSCI Emerging Markets Index as of March 31, 2014. The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI World Index, mentioned on page 32, represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IPOAX	465897866
Class C	IPOCX	465897643
Class I	IPOIX	465899854
Class R	IYPCX	465899383
Class R6	IMEGX	46600A708
Class Y	IPOYX	465898674
85

Performance summaries

Delaware Ivy Value Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. September 16, 1994)
Excluding sales charge	+15.83%	+10.76%	+8.10%	—
Including sales charge	+9.18%	+9.46%	+7.46%	—
Class C (Est. December 8, 2003)
Excluding sales charge	+14.96%	+9.87%	+7.47%	—
Including sales charge	+14.14%	+9.87%	+7.47%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+16.11%	+11.05%	+8.41%	—
Including sales charge	+16.11%	+11.05%	+8.41%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+15.54%	+10.36%	+7.76%	—
Including sales charge	+15.54%	+10.36%	+7.76%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+16.20%	+11.19%	—	+8.39%
Including sales charge	+16.20%	+11.19%	—	+8.39%
Class Y (Est. December 8, 2003)
Excluding sales charge	+15.77%	+10.67%	+8.09%	—
Including sales charge	+15.77%	+10.67%	+8.09%	—
Russell 1000 Value Index	+20.27%	+10.32%	+9.01%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 87. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

86

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.14%	1.98%	0.86%	1.80%	0.74%	1.11%
Net expenses (including fee waivers, if any)	1.08%	1.83%	0.83%	1.33%	0.72%	1.08%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
87

Performance summaries

Delaware Ivy Value Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$23,696
Delaware Ivy Value Fund – Class I shares	$10,000	$22,432
Delaware Ivy Value Fund – Class A shares	$9,425	$20,535

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 87. Please note additional details on pages 86 through 89.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2014. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 34, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 34, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

88

	Nasdaq symbols	CUSIPs
Class A	IYVAX	465898385
Class C	IYVCX	465898369
Class I	IYAIX	465899789
Class R	IYVLX	465899532
Class R6	IVALX	46600A716
Class Y	IYVYX	465898351
89

Disclosure of Fund expenses

For the six-month period from October 1, 2023 to March 31, 2024 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2023 to March 31, 2024.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Global Equity Fund II
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,190.50	1.17%	$6.41
Class C	1,000.00	1,186.40	1.92%	10.49
Class I	1,000.00	1,192.10	0.92%	5.04
Class R	1,000.00	1,188.40	1.42%	7.77
Class R6	1,000.00	1,192.90	0.75%	4.11
Class Y	1,000.00	1,190.90	1.17%	6.41
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.17%	$5.91
Class C	1,000.00	1,015.40	1.92%	9.67
Class I	1,000.00	1,020.40	0.92%	4.65
Class R	1,000.00	1,017.90	1.42%	7.16
Class R6	1,000.00	1,021.25	0.75%	3.79
Class Y	1,000.00	1,019.15	1.17%	5.91
90

Delaware International Equity Fund II
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,108.00	1.04%	$5.48
Class C	1,000.00	1,104.10	1.79%	9.42
Class I	1,000.00	1,109.40	0.79%	4.17
Class R	1,000.00	1,106.90	1.29%	6.79
Class R6	1,000.00	1,110.20	0.65%	3.43
Class Y	1,000.00	1,108.60	1.04%	5.48
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	1,016.05	1.79%	9.02
Class I	1,000.00	1,021.05	0.79%	3.99
Class R	1,000.00	1,018.55	1.29%	6.51
Class R6	1,000.00	1,021.75	0.65%	3.29
Class Y	1,000.00	1,019.80	1.04%	5.25

Delaware Ivy Core Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,069.00	0.69%	$3.57
Class C	1,000.00	1,065.00	1.44%	7.43
Class I	1,000.00	1,070.30	0.44%	2.28
Class R	1,000.00	1,066.40	0.94%	4.86
Class R6	1,000.00	1,070.90	0.33%	1.71
Class Y	1,000.00	1,069.00	0.69%	3.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.55	0.69%	$3.49
Class C	1,000.00	1,017.80	1.44%	7.26
Class I	1,000.00	1,022.80	0.44%	2.23
Class R	1,000.00	1,020.30	0.94%	4.75
Class R6	1,000.00	1,023.35	0.33%	1.67
Class Y	1,000.00	1,021.55	0.69%	3.49

Delaware Ivy Core Equity Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,267.80	1.00%	$5.67
Class C	1,000.00	1,263.20	1.75%	9.90
Class I	1,000.00	1,269.70	0.75%	4.26
Class R	1,000.00	1,266.40	1.25%	7.08
Class R6	1,000.00	1,270.20	0.67%	3.80
Class Y	1,000.00	1,267.60	1.00%	5.67
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Class C	1,000.00	1,016.25	1.75%	8.82
Class I	1,000.00	1,021.25	0.75%	3.79
Class R	1,000.00	1,018.75	1.25%	6.31
Class R6	1,000.00	1,021.65	0.67%	3.39
Class Y	1,000.00	1,020.00	1.00%	5.05

Delaware Ivy Global Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,064.20	0.96%	$4.95
Class C	1,000.00	1,061.00	1.71%	8.81
Class I	1,000.00	1,065.40	0.71%	3.67
Class R	1,000.00	1,063.40	1.21%	6.24
Class R6	1,000.00	1,065.90	0.59%	3.05
Class Y	1,000.00	1,064.30	0.96%	4.95
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.20	0.96%	$4.85
Class C	1,000.00	1,016.45	1.71%	8.62
Class I	1,000.00	1,021.45	0.71%	3.59
Class R	1,000.00	1,018.95	1.21%	6.11
Class R6	1,000.00	1,022.05	0.59%	2.98
Class Y	1,000.00	1,020.20	0.96%	4.85
91

Disclosure of Fund expenses

Delaware Ivy Global Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,224.30	1.16%	$6.45
Class C	1,000.00	1,219.70	1.92%	10.65
Class I	1,000.00	1,226.40	0.92%	5.12
Class R	1,000.00	1,223.00	1.42%	7.89
Class R6	1,000.00	1,226.70	0.81%	4.51
Class Y	1,000.00	1,224.70	1.17%	6.51
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.16%	$5.86
Class C	1,000.00	1,015.40	1.92%	9.67
Class I	1,000.00	1,020.40	0.92%	4.65
Class R	1,000.00	1,017.90	1.42%	7.16
Class R6	1,000.00	1,020.95	0.81%	4.09
Class Y	1,000.00	1,019.15	1.17%	5.91

Delaware Ivy High Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,090.70	0.96%	$5.02
Class C	1,000.00	1,086.60	1.71%	8.92
Class I	1,000.00	1,092.00	0.71%	3.71
Class R	1,000.00	1,089.30	1.21%	6.32
Class R6	1,000.00	1,092.10	0.63%	3.30
Class Y	1,000.00	1,090.70	0.96%	5.02
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.20	0.96%	$4.85
Class C	1,000.00	1,016.45	1.71%	8.62
Class I	1,000.00	1,021.45	0.71%	3.59
Class R	1,000.00	1,018.95	1.21%	6.11
Class R6	1,000.00	1,021.85	0.63%	3.18
Class Y	1,000.00	1,020.20	0.96%	4.85

Delaware Ivy International Core Equity Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,137.50	1.04%	$5.56
Class C	1,000.00	1,133.30	1.79%	9.55
Class I	1,000.00	1,138.70	0.79%	4.22
Class R	1,000.00	1,135.70	1.29%	6.89
Class R6	1,000.00	1,139.10	0.67%	3.58
Class Y	1,000.00	1,136.70	1.04%	5.56
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	1,016.05	1.79%	9.02
Class I	1,000.00	1,021.05	0.79%	3.99
Class R	1,000.00	1,018.55	1.29%	6.51
Class R6	1,000.00	1,021.65	0.67%	3.39
Class Y	1,000.00	1,019.80	1.04%	5.25

Delaware Ivy Large Cap Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,240.50	0.89%	$4.99
Class C	1,000.00	1,236.20	1.64%	9.17
Class I	1,000.00	1,241.80	0.64%	3.59
Class R	1,000.00	1,238.70	1.14%	6.38
Class R6	1,000.00	1,242.30	0.56%	3.14
Class Y	1,000.00	1,240.70	0.89%	4.99
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.55	0.89%	$4.50
Class C	1,000.00	1,016.80	1.64%	8.27
Class I	1,000.00	1,021.80	0.64%	3.23
Class R	1,000.00	1,019.30	1.14%	5.76
Class R6	1,000.00	1,022.20	0.56%	2.83
Class Y	1,000.00	1,020.55	0.89%	4.50
92

Delaware Ivy Managed International Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,136.40	0.66%	$3.53
Class C	1,000.00	1,131.50	1.41%	7.51
Class I	1,000.00	1,138.10	0.41%	2.19
Class R	1,000.00	1,133.50	0.91%	4.85
Class R6	1,000.00	1,143.20	0.25%	1.34
Class Y	1,000.00	1,136.60	0.66%	3.53
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.70	0.66%	$3.34
Class C	1,000.00	1,017.95	1.41%	7.71
Class I	1,000.00	1,022.95	0.41%	2.07
Class R	1,000.00	1,020.45	0.91%	4.60
Class R6	1,000.00	1,023.75	0.25%	1.26
Class Y	1,000.00	1,021.70	0.66%	3.34

Delaware Ivy Mid Cap Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,221.70	1.04%	$5.78
Class C	1,000.00	1,216.70	1.79%	9.92
Class I	1,000.00	1,223.40	0.79%	4.39
Class R	1,000.00	1,220.20	1.29%	7.16
Class R6	1,000.00	1,224.20	0.69%	3.84
Class Y	1,000.00	1,221.70	1.04%	5.78
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	1,016.05	1.79%	9.02
Class I	1,000.00	1,021.05	0.79%	3.99
Class R	1,000.00	1,018.55	1.29%	6.51
Class R6	1,000.00	1,021.55	0.69%	3.49
Class Y	1,000.00	1,019.80	1.04%	5.25

Delaware Ivy Mid Cap Income Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,221.70	1.08%	$6.00
Class C	1,000.00	1,217.60	1.83%	10.15
Class I	1,000.00	1,223.70	0.83%	4.61
Class R	1,000.00	1,220.50	1.33%	7.38
Class R6	1,000.00	1,224.40	0.72%	4.00
Class Y	1,000.00	1,221.70	1.08%	6.00
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.08%	$5.45
Class C	1,000.00	1,015.85	1.83%	9.22
Class I	1,000.00	1,020.85	0.83%	4.19
Class R	1,000.00	1,018.35	1.33%	6.71
Class R6	1,000.00	1,021.40	0.72%	3.64
Class Y	1,000.00	1,019.60	1.08%	5.45

Delaware Ivy Small Cap Growth Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,199.60	1.14%	$6.27
Class C	1,000.00	1,194.50	1.89%	10.37
Class I	1,000.00	1,200.80	0.89%	4.90
Class R	1,000.00	1,197.40	1.39%	7.64
Class R6	1,000.00	1,201.40	0.76%	4.18
Class Y	1,000.00	1,199.10	1.14%	6.27
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.14%	$5.76
Class C	1,000.00	1,015.55	1.89%	9.52
Class I	1,000.00	1,020.55	0.89%	4.50
Class R	1,000.00	1,018.05	1.39%	7.01
Class R6	1,000.00	1,021.20	0.76%	3.84
Class Y	1,000.00	1,019.30	1.14%	5.76
93

Disclosure of Fund expenses

Delaware Ivy Smid Cap Core Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,207.90	1.14%	$6.29
Class C	1,000.00	1,203.60	1.89%	10.41
Class I	1,000.00	1,209.60	0.89%	4.92
Class R	1,000.00	1,206.90	1.39%	7.67
Class R6	1,000.00	1,210.80	0.76%	4.20
Class Y	1,000.00	1,207.90	1.14%	6.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.14%	$5.76
Class C	1,000.00	1,015.55	1.89%	9.52
Class I	1,000.00	1,020.55	0.89%	4.50
Class R	1,000.00	1,018.05	1.39%	7.01
Class R6	1,000.00	1,021.20	0.76%	3.84
Class Y	1,000.00	1,019.30	1.14%	5.76

Delaware Ivy Systematic Emerging Markets Equity Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,125.10	1.05%	$5.58
Class C	1,000.00	1,120.70	1.80%	9.54
Class I	1,000.00	1,126.00	0.80%	4.25
Class R	1,000.00	1,123.50	1.30%	6.90
Class R6	1,000.00	1,127.80	0.65%	3.46
Class Y	1,000.00	1,124.60	1.05%	5.58
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.75	1.05%	$5.30
Class C	1,000.00	1,016.00	1.80%	9.07
Class I	1,000.00	1,021.00	0.80%	4.04
Class R	1,000.00	1,018.50	1.30%	6.56
Class R6	1,000.00	1,021.75	0.65%	3.29
Class Y	1,000.00	1,019.75	1.05%	5.30

Delaware Ivy Value Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Annualized Expense Ratio	Expenses Paid During Period 10/1/23 to 3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,191.80	1.08%	$5.92
Class C	1,000.00	1,187.00	1.83%	10.01
Class I	1,000.00	1,193.60	0.83%	4.55
Class R	1,000.00	1,190.20	1.33%	7.28
Class R6	1,000.00	1,194.20	0.72%	3.95
Class Y	1,000.00	1,191.60	1.08%	5.92
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.08%	$5.45
Class C	1,000.00	1,015.85	1.83%	9.22
Class I	1,000.00	1,020.85	0.83%	4.19
Class R	1,000.00	1,018.35	1.33%	6.71
Class R6	1,000.00	1,021.40	0.72%	3.64
Class Y	1,000.00	1,019.60	1.08%	5.45

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

94

Security type / country and sector allocations

Delaware Global Equity Fund II	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	98.75%
Austria	0.94%
Brazil	2.43%
Canada	4.16%
China	1.68%
Denmark	1.53%
France	7.41%
Germany	3.05%
India	1.81%
Japan	6.09%
Netherlands	2.51%
Switzerland	2.32%
Taiwan	3.16%
United Kingdom	3.57%
United States	58.09%
Short-Term Investments	0.55%
Total Value of Securities	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	8.87%
Consumer Discretionary	5.35%
Consumer Staples*	25.07%
Energy	5.19%
Financials	11.70%
Healthcare	11.24%
Industrials	6.37%
Information Technology	24.02%
Materials	0.94%
Total	98.75%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, Household Products/Wares, and Retail. As of March 31, 2024, such amounts, as a percentage of total net assets were 4.96%, 5.26%, 4.00%, 2.03%, and 8.82%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

95

Security type / country and sector allocations

Delaware International Equity Fund II	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	96.90%
Austria	1.35%
Brazil	3.06%
Canada	3.61%
China	2.31%
Denmark	4.02%
Finland	0.01%
France	16.46%
Germany	10.62%
India	2.96%
Ireland	0.78%
Japan	14.49%
Netherlands	7.92%
Republic of Korea	1.71%
Singapore	0.58%
Spain	2.70%
Switzerland	5.33%
Taiwan	3.17%
United Kingdom	10.34%
United States	5.48%
Preferred Stock	0.91%
Total Value of Securities	97.81%
Receivables and Other Assets Net of Liabilities	2.19%
Total Net Assets	100.00%
Common stocks and preferred stock by sector	Percentage of net assets
Communication Services	3.34%
Consumer Discretionary	7.17%
Consumer Staples*	25.51%
Energy	5.87%
Financials	19.31%
Healthcare	10.09%
Industrials	8.94%
Information Technology	12.59%
Materials	4.99%
Total	97.81%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of March 31, 2024, such amounts, as a percentage of total net assets were 4.35%, 7.68%, 12.57%, and 0.91%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

96

Security type / sector allocations

Delaware Ivy Core Bond Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.19%
Agency Mortgage-Backed Securities	28.15%
Collateralized Debt Obligations	2.76%
Corporate Bonds	35.87%
Banking	8.84%
Basic Industry	1.57%
Brokerage	0.62%
Capital Goods	1.42%
Communications	4.24%
Consumer Cyclical	1.22%
Consumer Non-Cyclical	3.92%
Electric	3.00%
Energy	4.60%
Finance Companies	1.82%
Industrials	0.14%
Insurance	1.36%
Natural Gas	0.13%
Real Estate Investment Trusts	0.19%
Technology	1.81%
Transportation	0.99%
Government Agency Obligations	0.86%
Municipal Bonds	1.26%
Non-Agency Asset-Backed Securities	5.84%
Non-Agency Collateralized Mortgage Obligations	3.66%
Non-Agency Commercial Mortgage-Backed Securities	7.52%
Sovereign Bonds	0.96%
US Treasury Obligations	11.09%
Short-Term Investments	0.59%
Total Value of Securities	98.75%
Receivables and Other Assets Net of Liabilities	1.25%
Total Net Assets	100.00%
97

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Core Equity Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.97%
Communication Services	7.30%
Consumer Discretionary	7.55%
Consumer Staples	3.85%
Energy	2.13%
Financials	24.30%
Healthcare	11.30%
Industrials	6.77%
Information Technology*	30.95%
Materials	5.13%
Utilities	0.69%
Short-Term Investments	0.11%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electronics, Internet, Office/ Business Equipment, Semiconductors, and Software. As of March 31, 2024, such amounts, as a percentage of total net assets were 4.07%, 2.26%, 1.37%, 1.99%, 10.13%, and 11.13%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	8.65%
Alphabet Class A	4.67%
NVIDIA	4.05%
Amazon.com	3.73%
UnitedHealth Group	3.57%
Apple	3.13%
HCA Healthcare	3.07%
KKR & Co.	2.96%
Capital One Financial	2.89%
Airbus ADR	2.71%
98

Security type / country and sector allocations

Delaware Ivy Global Bond Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Agency Mortgage-Backed Securities	12.37%
Corporate Bonds	33.12%
Australia	3.32%
Brazil	0.17%
Canada	0.11%
Chile	0.20%
China	0.18%
Colombia	0.45%
Denmark	0.16%
France	2.57%
Germany	1.29%
Guatemala	0.30%
Hong Kong	0.50%
India	0.20%
Ireland	0.39%
Italy	0.48%
Kuwait	0.17%
Mexico	1.18%
Netherlands	0.17%
Peru	0.70%
South Africa	0.07%
Spain	0.08%
Switzerland	0.74%
Thailand	0.15%
Turkey	0.25%
Ukraine	0.09%
United Arab Emirates	0.40%
United Kingdom	1.01%
United States	17.79%
Government Agency Obligations	2.50%
Sovereign Bonds	26.89%
Albania	0.18%
Angola	0.13%
Australia	0.94%
Belgium	0.84%
Benin	0.04%
Bermuda	0.45%
Brazil	0.32%
Chile	0.43%
Dominican Republic	0.71%
Finland	0.04%
France	1.41%
Georgia	0.16%
Germany	2.29%
Indonesia	0.31%
Italy	4.50%
Ivory Coast	0.69%
Japan	1.87%
Netherlands	2.50%
Nigeria	0.15%
Paraguay	1.04%
Peru	0.24%
Poland	0.56%
Republic of Korea	0.17%
Republic of North Macedonia	0.35%
Serbia	0.30%
South Africa	0.14%
Spain	1.57%
United Kingdom	4.39%
Uruguay	0.17%
Supranational Banks	1.11%
US Treasury Obligations	16.63%
Options Purchased	0.01%
Short-Term Investments	3.47%
Total Value of Securities before Options Written	96.10%
Options Written	(0.00%)
Receivables and Other Assets Net of Liabilities	3.90%
Total Net Assets	100.00%
99

Security type / country and sector allocations

Delaware Ivy Global Bond Fund

Corporate bonds by sector	Percentage of net assets
Banking	11.01%
Basic Industry	0.74%
Brokerage	0.42%
Capital Goods	2.11%
Communications	1.65%
Consumer Cyclical	1.56%
Consumer Non-Cyclical	2.09%
Electric	3.21%
Energy	3.19%
Finance Companies	1.34%
Industrials	0.57%
Insurance	1.50%
Natural Gas	0.64%
Real Estate Investment Trusts	0.64%
Technology	0.95%
Transportation	1.36%
Utilities	0.14%
Total	33.12%
100

Security type / country and sector allocations

Delaware Ivy Global Growth Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	98.91%
Austria	1.24%
Brazil	1.43%
Canada	1.32%
China	1.28%
Denmark	1.40%
France	7.97%
Germany	2.86%
India	3.49%
Italy	1.61%
Japan	3.66%
Netherlands	2.17%
Republic of Korea	1.11%
Singapore	0.53%
Taiwan	2.87%
United Kingdom	1.41%
United States	64.56%
Preferred Stock	0.72%
Short-Term Investments	0.70%
Total Value of Securities	100.33%
Liabilities Net of Receivables and Other Assets	(0.33%)
Total Net Assets	100.00%

Common stocks and preferred stock by sector	Percentage of net assets
Communication Services	9.82%
Consumer Discretionary	9.97%
Consumer Staples	7.08%
Energy	5.15%
Financials	16.14%
Healthcare	11.24%
Industrials	12.20%
Information Technology*	25.10%
Materials	1.24%
Utilities	1.69%
Total	99.63%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Semiconductors, and Software. As of March 31, 2024, such amounts, as a percentage of total net assets were 2.46%, 11.66%, and 10.98%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

101

Security type / sector allocations

Delaware Ivy High Income Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	2.56%
Corporate Bonds	80.05%
Automotive	1.79%
Banking	0.86%
Basic Industry	5.95%
Capital Goods	5.75%
Consumer Goods	2.12%
Electric	2.85%
Energy	11.30%
Financial Services	2.19%
Healthcare	7.97%
Insurance	5.41%
Leisure	6.34%
Media	9.63%
Retail	2.90%
Services	3.20%
Technology & Electronics	4.28%
Telecommunications	6.94%
Transportation	0.57%
Loan Agreements	11.29%
Basic Industry	3.75%
Capital Goods	1.49%
Energy	0.25%
Financial Services	1.07%
Healthcare	1.01%
Media	0.27%
Services	0.66%
Technology & Electronics	2.44%
Telecommunications	0.35%
Common Stocks	3.95%
Preferred Stock	0.09%
Warrants	0.03%
Short-Term Investments	2.38%
Total Value of Securities	100.35%
Liabilities Net of Receivables and Other Assets	(0.35%)
Total Net Assets	100.00%
102

Security type / country and sector allocations

Delaware Ivy International Core Equity Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	95.01%
Austria	1.66%
Brazil	5.30%
Canada	2.83%
China	4.02%
Denmark	3.97%
France	14.71%
Germany	10.47%
India	6.93%
Ireland	2.11%
Japan	12.03%
Netherlands	7.62%
Republic of Korea	4.54%
Singapore	0.90%
Spain	2.71%
Switzerland	2.45%
Taiwan	3.59%
United Kingdom	4.17%
United States	5.00%
Preferred Stocks	2.51%
Short-Term Investments	0.42%
Total Value of Securities	97.94%
Receivables and Other Assets Net of Liabilities	2.06%
Total Net Assets	100.00%
Common stocks and preferred stocks by sector	Percentage of net assets
Communication Services	5.05%
Consumer Discretionary	11.48%
Consumer Staples	9.48%
Energy	6.68%
Financials	22.39%
Healthcare	10.82%
Industrials	11.43%
Information Technology	13.35%
Materials	5.32%
Utilities	1.52%
Total	97.52%
103

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Large Cap Growth Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.48%
Communication Services	8.48%
Consumer Discretionary	12.51%
Consumer Staples	2.32%
Financials	10.69%
Healthcare	11.50%
Industrials	8.49%
Information Technology*	42.18%
Real Estate	3.31%
Total Value of Securities	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Internet, Semiconductors, Software, and Telecommunications. As of March 31, 2024, such amounts, as a percentage of total net assets were 5.81%, 3.02%, 8.82%, 21.15%, and 3.38%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	13.85%
NVIDIA	8.08%
Amazon.com	6.68%
Apple	5.81%
Visa Class A	5.75%
Alphabet Class A	5.73%
UnitedHealth Group	3.75%
Motorola Solutions	3.38%
CoStar Group	3.31%
VeriSign	3.02%
104

Security type

Delaware Ivy Managed International Opportunities Fund	As of March 31, 2024 (Unaudited)
Security type / sector	Percentage of net assets
Affiliated Mutual Funds	99.44%
Short-Term Investments	0.51%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%
105

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Mid Cap Growth Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.45%
Communication Services	5.25%
Consumer Discretionary	11.19%
Consumer Staples	2.25%
Financials	5.64%
Healthcare	24.23%
Industrials	16.74%
Information Technology*	26.77%
Materials	1.61%
Real Estate	4.77%
Short-Term Investments	1.66%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipment, Electronics, Office/Business Equipment, Semiconductors, and Software. As of March 31, 2024, such amounts, as a percentage of total net assets were 1.96%, 3.08%, 4.61%, 1.33%, 8.04%, and 7.75%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
CoStar Group	4.77%
Pinterest Class A	2.89%
Monolithic Power Systems	2.78%
Dexcom	2.71%
Floor & Decor Holdings Class A	2.46%
Trade Desk Class A	2.35%
MarketAxess Holdings	2.18%
Pool	2.11%
Repligen	2.01%
IDEXX Laboratories	1.97%
106

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Mid Cap Income Opportunities Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.80%
Consumer Discretionary	20.24%
Consumer Staples	8.93%
Financials	11.64%
Healthcare	5.78%
Industrials*	25.95%
Information Technology	11.72%
Materials	14.54%
Short-Term Investments	1.02%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Industrials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Industrials sector consisted of Aerospace/Defense, Commercial Services, Distribution/Wholesale, Electronics, Hand/Machine Tools, and Software. As of March 31, 2024, such amounts, as a percentage of total net assets were 2.86%, 2.82%, 5.74%, 2.95%, 5.88%, and 5.70%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Industrials sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
McCormick & Co.	3.18%
Polaris	3.08%
First American Financial	3.05%
Seagate Technology Holdings	3.03%
Stanley Black & Decker	2.98%
Discover Financial Services	2.97%
Travel + Leisure	2.97%
nVent Electric	2.95%
Quest Diagnostics	2.94%
Avery Dennison	2.94%
107

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Small Cap Growth Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.40%
Communication Services	1.17%
Consumer Discretionary	15.52%
Consumer Staples	4.69%
Energy	2.43%
Financials	5.65%
Healthcare	21.54%
Industrials	22.52%
Information Technology	23.57%
Materials	2.31%
Short-Term Investments	0.47%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
CyberArk Software	3.89%
Federal Signal	2.51%
Parsons	2.48%
Vericel	2.39%
Progyny	2.39%
Sprout Social Class A	2.37%
ATI	2.31%
Red Rock Resorts Class A	2.29%
Clean Harbors	2.17%
Onto Innovation	2.15%
108

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Smid Cap Core Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.35%
Basic Materials	8.74%
Business Services	5.04%
Capital Goods	11.72%
Consumer Discretionary	5.15%
Consumer Services	2.40%
Consumer Staples	2.99%
Credit Cyclicals	3.28%
Energy	4.96%
Financials	13.40%
Healthcare	13.56%
Media	1.68%
Real Estate Investment Trusts	6.08%
Technology	14.25%
Transportation	3.59%
Utilities	1.51%
Short-Term Investments	1.84%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Liberty Energy	1.67%
PTC	1.63%
Chesapeake Energy	1.61%
Dick's Sporting Goods	1.55%
Boise Cascade	1.54%
East West Bancorp	1.54%
Reliance	1.46%
Lincoln Electric Holdings	1.43%
Beacon Roofing Supply	1.38%
Reinsurance Group of America	1.30%
109

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Systematic Emerging Markets Equity Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.72%
Communication Services	10.13%
Consumer Discretionary	15.93%
Consumer Staples	6.53%
Energy	6.40%
Financials	23.17%
Healthcare	0.32%
Industrials	3.48%
Information Technology*	30.11%
Materials	1.96%
Real Estate	0.69%
Preferred Stock	1.02%
Short-Term Investments	0.70%
Total Value of Securities	100.44%
Liabilities Net of Receivables and Other Assets	(0.44%)
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipment, Electronics, Home Furnishings, Manufacturing, Semiconductors, Software, and Telecommunications. As of March 31, 2024, such amounts, as a percentage of total net assets were 5.76%, 0.42%, 1.35%, 1.30%, 0.73%, 19.89%, 0.53%, and 0.13%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Taiwan Semiconductor Manufacturing	9.65%
Samsung Electronics	6.64%
ICICI Bank	3.75%
Tencent Holdings	3.73%
Bajaj Auto	3.28%
Kia	3.23%
NetEase	3.06%
Bank Rakyat Indonesia Persero	2.42%
Tata Consultancy Services	2.39%
Infosys	2.36%
110

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Value Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.14%
Communication Services	6.24%
Consumer Discretionary	9.19%
Consumer Staples	8.44%
Energy	3.13%
Financials	18.36%
Healthcare	18.28%
Industrials	9.22%
Information Technology	14.99%
Materials	3.10%
Real Estate	3.11%
Utilities	3.08%
Short-Term Investments	2.51%
Total Value of Securities	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Walt Disney	3.17%
US Bancorp	3.16%
Travelers	3.14%
Exxon Mobil	3.13%
Motorola Solutions	3.13%
CVS Health	3.11%
Equity Residential	3.11%
Northrop Grumman	3.11%
DuPont de Nemours	3.10%
TJX	3.10%
111

Schedules of investments

Delaware Global Equity Fund II	March 31, 2024
	Number of shares	Value (US $)
Common Stocks – 98.75%Δ
Austria – 0.94%
Mondi	140,057	$2,466,866
		2,466,866
Brazil – 2.43%
Banco do Brasil	402,314	4,546,628
Petroleo Brasileiro ADR	119,388	1,815,891
		6,362,519
Canada – 4.16%
Alimentation Couche-Tard	124,176	7,087,259
Canadian Natural Resources	50,111	3,822,649
		10,909,908
China – 1.68%
China Mengniu Dairy	2,054,000	4,408,795
		4,408,795
Denmark – 1.53%
Genmab †	13,402	4,018,304
		4,018,304
France – 7.41%
Airbus	37,844	6,970,156
BNP Paribas	72,032	5,118,094
L'Oreal	15,540	7,354,112
		19,442,362
Germany – 3.05%
Deutsche Telekom	209,488	5,085,138
Siemens	15,223	2,906,273
		7,991,411
India – 1.81%
ICICI Bank ADR	180,256	4,760,561
		4,760,561
Japan – 6.09%
Asahi Group Holdings	182,500	6,683,710
ITOCHU	77,900	3,326,368
Mitsubishi UFJ Financial Group	588,000	5,962,346
		15,972,424
Netherlands – 2.51%
Adyen 144A #, †	2,618	4,428,705
Shell	64,857	2,165,952
		6,594,657
Switzerland – 2.32%
Nestle	57,345	6,088,356
		6,088,356
Taiwan – 3.16%
Taiwan Semiconductor
Manufacturing ADR	60,932	8,289,799
		8,289,799
United Kingdom – 3.57%
AstraZeneca	30,043	4,048,966
Reckitt Benckiser Group	93,516	5,325,569
		9,374,535
United States – 58.09%
Alphabet Class A †	52,955	7,992,498
Amazon.com †	51,886	9,359,197
Apple	38,009	6,517,783
Biogen †	4,860	1,047,962
Blue Owl Capital	154,295	2,910,004
Casey's General Stores	24,485	7,797,248
Coca-Cola	103,573	6,336,596
ConocoPhillips	28,913	3,680,047
Costco Wholesale	11,264	8,252,344
Danaher	11,889	2,968,921
Discover Financial Services	22,548	2,955,817
DraftKings Class A †	29,604	1,344,318
Eli Lilly & Co.	7,654	5,954,506
Home Depot	8,675	3,327,730
Ingersoll Rand	36,631	3,478,113
Intuit	6,977	4,535,050
KLA	6,589	4,602,878
Lam Research	3,474	3,375,234
Meta Platforms Class A	7,934	3,852,592
Microchip Technology	38,509	3,454,642
Microsoft	34,615	14,563,223
Netflix †	6,060	3,680,420
NVIDIA	9,660	8,728,390
Pinterest Class A †	76,574	2,654,821
Procter & Gamble	39,773	6,453,169
Salesforce	21,168	6,375,378
Schlumberger	39,310	2,154,581
Synopsys †	4,494	2,568,321
Thermo Fisher Scientific	5,150	2,993,231
UnitedHealth Group	8,008	3,961,558
Vertex Pharmaceuticals †	10,778	4,505,312
		152,381,884
Total Common Stocks (cost $224,895,581)		259,062,381

Short-Term Investments – 0.55%
Money Market Mutual Funds – 0.55%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	359,072	359,072
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	359,072	359,072
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	359,071	359,071
112

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	359,071	$359,071
Total Short-Term Investments (cost $1,436,286)		1,436,286
Total Value of Securities–99.30% (cost $226,331,867)		$260,498,667
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 95 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $4,428,705, which represents 1.69% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

113

Schedules of investments

Delaware International Equity Fund II	March 31, 2024
	Number of shares	Value (US $)
Common Stocks – 96.90%Δ
Austria – 1.35%
Mondi	70,130	$1,235,221
		1,235,221
Brazil – 3.06%
Banco do Brasil	138,939	1,570,176
MercadoLibre †	815	1,232,248
		2,802,424
Canada – 3.61%
Alimentation Couche-Tard	14,646	835,910
Dollarama	32,357	2,464,966
		3,300,876
China – 2.31%
Budweiser Brewing 144A #	631,700	929,766
China Mengniu Dairy	551,000	1,182,690
		2,112,456
Denmark – 4.02%
Genmab †	5,073	1,521,031
Novo Nordisk Class B	16,842	2,160,381
		3,681,412
Finland – 0.01%
Nokia	2,804	9,955
		9,955
France – 16.46%
Airbus	14,697	2,706,912
BNP Paribas	25,409	1,805,387
Euroapi †	9	27
L'Oreal	8,499	4,022,046
LVMH Moet Hennessy Louis Vuitton	1,594	1,433,703
Rexel	489	13,205
Sanofi	81	7,949
Schneider Electric	81	18,321
Technip Energies ADR	857	21,725
Thales	12,071	2,058,253
TotalEnergies	28,531	1,953,649
Vinci	8,016	1,027,044
		15,068,221
Germany – 10.62%
Deutsche Telekom	103,660	2,516,256
Heidelberg Materials	11,576	1,273,230
KION Group	18,916	995,479
SAP	14,212	2,766,924
Siemens	7,049	1,345,748
Siemens Healthineers 144A #, †	13,528	827,810
		9,725,447
India – 2.96%
Axis Bank GDR	17,822	1,128,132
ICICI Bank ADR	59,875	1,581,299
		2,709,431
Ireland – 0.78%
ICON †	2,137	717,925
		717,925
Japan – 14.49%
Asahi Group Holdings	83,300	3,050,701
Mitsubishi UFJ Financial Group	213,000	2,159,829
Mitsui Chemicals	38,200	1,116,879
Panasonic Holdings	1,000	9,503
Renesas Electronics	115,300	2,044,294
Seven & i Holdings	210,100	3,053,376
Tokio Marine Holdings	58,700	1,832,194
		13,266,776
Netherlands – 7.92%
Adyen 144A #, †	979	1,656,112
ASML Holding	2,803	2,698,028
ING Groep	63,345	1,041,908
Shell	55,558	1,855,404
		7,251,452
Republic of Korea – 1.71%
KB Financial Group	30,015	1,567,357
		1,567,357
Singapore – 0.58%
Sea ADR †	9,807	526,734
		526,734
Spain – 2.70%
Banco Bilbao Vizcaya Argentaria	207,464	2,471,001
		2,471,001
Switzerland – 5.33%
Alcon	17,307	1,441,500
Nestle	32,207	3,419,438
Novartis	159	15,404
Sandoz Group †	34	1,026
		4,877,368
Taiwan – 3.17%
Taiwan Semiconductor
Manufacturing ADR	21,356	2,905,484
		2,905,484
United Kingdom – 10.34%
AstraZeneca	12,770	1,721,043
Haleon	712,779	2,996,681
HSBC Holdings	111,651	872,297
J Sainsbury	4,892	16,696
John Wood Group †	7,073	11,810
Tesco	1,023,321	3,830,840
114

	Number of shares	Value (US $)
Common StocksΔ (continued)
United Kingdom (continued)
Travis Perkins	817	$7,521
Vodafone Group	7,011	6,235
		9,463,123
United States – 5.48%
Freshworks Class A †	60,737	1,106,021
Newmont	27,018	945,633
Schlumberger	28,335	1,553,041
Stellantis	49,821	1,416,028
		5,020,723
Total Common Stocks (cost $79,246,647)		88,713,386

Preferred Stock – 0.91%Δ
Germany – 0.91%
Sartorius 0.22% ω	2,093	832,311
Total Preferred Stock (cost $628,690)		832,311
Total Value of Securities–97.81% (cost $79,875,337)		$89,545,697
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 96 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $3,413,688, which represents 3.73% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

115

Schedules of investments

Delaware Ivy Core Bond Fund	March 31, 2024
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.19%
Freddie Mac REMICs
Series 2557 HL 5.30% 1/15/33	17,173	$17,014
Freddie Mac Whole Loan
Securities Trust
Series 2015-SC01 1A 3.50% 5/25/45	540,691	471,657
Series 2016-SC02 1A 3.00% 10/25/46	168,909	145,930
GNMA
Series 2005-23 IO 1.00% 6/17/45 =, •	56,862	0
Vendee Mortgage Trust
6.486% 2/15/25 •	1,813	1,807
7.793% 2/15/25	121	121
Total Agency Collateralized Mortgage Obligations (cost $744,526)		636,529

Agency Mortgage-Backed Securities — 28.15%
Fannie Mae
2.50% 11/1/27	130,588	125,355
Fannie Mae S.F. 15 yr
2.00% 3/1/37	1,890,132	1,687,173
2.50% 8/1/36	1,588,154	1,447,373
4.50% 4/1/25	4,300	4,258
5.50% 10/1/38	1,202,830	1,212,250
Fannie Mae S.F. 20 yr
4.00% 8/1/42	524,069	493,353
4.00% 9/1/42	2,499,336	2,348,768
Fannie Mae S.F. 30 yr
2.00% 3/1/51	8,277,926	6,575,892
2.00% 9/1/51	382,309	303,599
2.50% 11/1/51	915,817	762,138
2.50% 12/1/51	418,454	346,984
2.50% 2/1/52	3,253,494	2,716,254
3.00% 9/1/42	649,288	582,378
3.00% 5/1/43	906,235	809,076
3.00% 1/1/46	458,637	400,065
3.00% 6/1/52	1,598,330	1,385,853
3.50% 1/1/48	423,588	387,501
3.50% 6/1/52	8,794,256	7,875,164
3.50% 9/1/52	3,171,000	2,862,501
4.00% 2/1/47	110,722	104,913
4.00% 9/1/52	2,742,219	2,543,258
4.50% 1/1/50	902,585	885,177
4.50% 10/1/52	2,170,243	2,066,570
4.50% 2/1/53	1,988,227	1,893,247
5.00% 7/1/47	5,066,565	5,080,753
5.00% 9/1/53	368,318	359,359
5.50% 8/1/52	762,004	759,868
6.00% 1/1/42	506,816	525,073
Fannie Mae S.F. 30 yr
6.50% 12/1/31	1,516	1,582
6.50% 2/1/32	28,328	29,492
6.50% 4/1/32	3,671	3,793
6.50% 5/1/32	5,910	6,102
6.50% 7/1/32	2,132	2,225
6.50% 8/1/32	4,291	4,461
6.50% 9/1/32	9,650	9,969
6.50% 10/1/32	8,609	8,959
6.50% 8/1/33	4,697	4,880
6.50% 9/1/34	19,082	19,524
6.50% 11/1/34	1,927	2,015
6.50% 3/1/35	38,698	39,846
7.00% 9/1/31	1,608	1,657
7.00% 11/1/31	16,969	17,495
7.00% 2/1/32	15,272	15,746
7.00% 3/1/32	16,951	17,477
7.50% 5/1/31	3,990	3,961
Freddie Mac S.F. 20 yr
2.00% 5/1/42	1,730,735	1,451,523
2.00% 8/1/42	949,509	802,003
2.50% 2/1/42	2,104,971	1,827,354
3.00% 3/1/37	1,661,596	1,525,205
5.00% 5/1/29	8,327	8,251
Freddie Mac S.F. 30 yr
2.50% 11/1/51	2,906,405	2,447,594
2.50% 2/1/52	3,990,624	3,321,612
3.00% 8/1/42	414,028	371,791
3.00% 1/1/43	528,474	471,820
3.00% 12/1/46	224,999	197,841
3.00% 1/1/47	601,165	528,481
3.00% 7/1/50	1,070,646	940,385
3.00% 8/1/52	3,669,531	3,197,635
4.00% 8/1/52	1,283,140	1,195,591
4.00% 9/1/52	2,322,109	2,164,213
4.50% 7/1/52	4,095,787	3,903,933
4.50% 9/1/52	4,778,383	4,552,011
4.50% 10/1/52	1,470,485	1,400,239
5.00% 9/1/34	181	182
5.00% 9/1/52	1,920,217	1,890,006
5.00% 6/1/53	750,247	731,940
5.50% 9/1/52	3,461,903	3,518,149
5.50% 3/1/53	1,011,755	1,015,706
5.50% 9/1/53	1,646,746	1,649,362
6.00% 12/1/52	1,299,324	1,313,416
6.50% 9/1/32	7,867	8,291
6.50% 5/1/34	40,969	42,831
6.50% 7/1/36	4,804	4,922
7.00% 12/1/37	11,713	12,076
GNMA I
6.25% 7/15/24	1,065	1,062
116

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
GNMA I S.F. 30 yr
3.00% 3/15/45	827,316	$735,091
4.00% 1/15/41	153,442	146,894
4.00% 10/15/41	91,698	87,267
4.50% 6/15/40	117,694	115,505
5.00% 12/15/35	63,218	62,391
5.50% 10/15/42	775,731	795,005
GNMA II
3.25% 11/20/35	296,829	277,771
4.00% 8/20/31	209,009	202,928
4.00% 6/20/36	335,806	318,414
GNMA II S.F. 30 yr
3.00% 12/20/51	1,353,474	1,194,047
4.00% 12/20/40	168,024	160,321
4.00% 12/20/44	117,199	112,437
5.50% 6/20/49	1,424,195	1,441,820
6.00% 2/20/54	1,780,737	1,797,351
Total Agency Mortgage-Backed Securities (cost $97,444,006)		94,676,004

Collateralized Debt Obligations — 2.76%
Ares LXIV CLO Series 2022-64A A1 144A 6.754% (TSFR03M + 1.44%, Floor 1.44%) 4/15/35 #, •	3,000,000	3,002,688
BlueMountain CLO XXX Series 2020-30A AR 144A 6.684% (TSFR03M + 1.37%, Floor 1.37%) 4/15/35 #, •	3,300,000	3,287,599
CIFC Funding Series 2022-3A A 144A 6.728% (TSFR03M + 1.41%, Floor 1.41%) 4/21/35 #, •	3,000,000	3,000,270
Total Collateralized Debt Obligations (cost $9,087,766)		9,290,557

Corporate Bonds — 35.87%
Banking — 8.84%
Banco Santander
5.538% 3/14/30 µ	200,000	200,052
5.588% 8/8/28	400,000	405,879
Bank of America
2.482% 9/21/36 µ	1,130,000	904,430
5.468% 1/23/35 µ	490,000	493,380
5.819% 9/15/29 µ	773,000	792,872
6.204% 11/10/28 µ	970,000	1,003,875
Bank of Montreal 7.70% 5/26/84 µ	405,000	410,772
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	1,430,000	1,406,739
Barclays 6.224% 5/9/34 µ	289,000	298,232
BBVA Bancomer 144A 5.875% 9/13/34 #, µ	1,000,000	946,991
Citibank 5.488% 12/4/26	645,000	652,062
Citigroup 5.174% 2/13/30 µ	710,000	706,896
Citizens Bank 6.064% 10/24/25 µ	900,000	896,525
Credit Agricole
144A 5.365% 3/11/34 #	505,000	506,724
144A 6.316% 10/3/29 #, µ	915,000	949,065
Deutsche Bank
3.729% 1/14/32 µ	612,000	515,881
6.72% 1/18/29 µ	915,000	946,825
6.819% 11/20/29 µ	620,000	648,504
7.146% 7/13/27 µ	345,000	354,681
Fifth Third Bank 5.852% 10/27/25 µ	665,000	664,555
Goldman Sachs Group 6.484% 10/24/29 µ	1,445,000	1,520,780
Huntington Bancshares 6.208% 8/21/29 µ	1,000,000	1,024,144
ING Groep 6.083% 9/11/27 µ	245,000	248,112
JPMorgan Chase & Co.
5.012% 1/23/30 µ	360,000	358,674
5.336% 1/23/35 µ	545,000	547,337
6.254% 10/23/34 µ	207,000	221,252
KeyBank 4.15% 8/8/25	624,000	606,761
KeyCorp 6.401% 3/6/35 µ	260,000	265,673
Morgan Stanley
5.173% 1/16/30 µ	295,000	295,344
5.25% 4/21/34 µ	164,000	162,776
6.138% 10/16/26 µ	980,000	991,537
6.296% 10/18/28 µ	450,000	465,721
6.407% 11/1/29 µ	335,000	351,414
6.627% 11/1/34 µ	460,000	503,543
PNC Financial Services Group
5.676% 1/22/35 µ	305,000	307,916
6.875% 10/20/34 µ	640,000	701,184
Popular 7.25% 3/13/28	325,000	333,280
State Street 4.993% 3/18/27	400,000	400,893
SVB Financial Group 4.57% 4/29/33 ‡	1,127,000	714,941
Truist Financial
4.95% 9/1/25 µ, ψ	1,505,000	1,480,293
8.693% 12/15/24 ψ, •	2,165,000	2,185,031
UBS Group 144A 5.699% 2/8/35 #, µ	200,000	201,103
US Bancorp
2.491% 11/3/36 µ	1,415,000	1,114,108
4.653% 2/1/29 µ	416,000	407,909
5.384% 1/23/30 µ	140,000	140,655
5.678% 1/23/35 µ	310,000	313,147
5.727% 10/21/26 µ	146,000	146,831
		29,715,299
117

Schedules of investments

Delaware Ivy Core Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry — 1.57%
First Quantum Minerals 144A 8.625% 6/1/31 #	1,055,000	$1,026,864
Freeport-McMoRan 5.45% 3/15/43	170,000	162,900
LYB International Finance III
3.625% 4/1/51	330,000	233,988
5.50% 3/1/34	580,000	581,306
Methanex 5.25% 12/15/29	1,645,000	1,575,275
Novelis 144A 4.75% 1/30/30 #	745,000	687,976
Sherwin-Williams 3.30% 5/15/50	1,450,000	1,026,171
		5,294,480
Brokerage — 0.62%
Jefferies Financial Group
5.875% 7/21/28	474,000	482,791
6.05% 3/12/25	405,000	405,455
6.50% 1/20/43	1,150,000	1,207,334
		2,095,580
Capital Goods — 1.42%
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #	1,330,000	1,150,292
Boeing 2.196% 2/4/26	815,000	763,351
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	700,000	713,651
Northrop Grumman 5.20% 6/1/54	560,000	545,831
Standard Industries 144A 3.375% 1/15/31 #	1,150,000	965,475
United Rentals North America 3.875% 2/15/31	705,000	632,374
		4,770,974
Communications — 4.24%
American Tower
2.30% 9/15/31	1,220,000	996,439
5.20% 2/15/29	260,000	260,002
5.45% 2/15/34	225,000	225,452
AT&T 3.55% 9/15/55	1,818,000	1,272,222
CCO Holdings 144A 4.25% 1/15/34 #	2,000,000	1,511,458
Cellnex Finance 144A 3.875% 7/7/41 #	350,000	274,932
Charter Communications Operating 3.85% 4/1/61	2,270,000	1,348,380
Connect Finco 144A 6.75% 10/1/26 #	638,000	625,849
Directv Financing 144A 5.875% 8/15/27 #	800,000	757,329
Discovery Communications 4.00% 9/15/55	1,280,000	876,699
Frontier Communications Holdings 144A 5.00% 5/1/28 #	800,000	743,150
Rogers Communications
5.00% 2/15/29	500,000	496,737
5.30% 2/15/34	555,000	550,258
Sprint Capital 6.875% 11/15/28	1,505,000	1,604,980
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #	750,000	627,448
T-Mobile USA 3.375% 4/15/29	735,000	680,342
Verizon Communications 5.50% 2/23/54	385,000	389,438
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	1,215,000	1,029,836
		14,270,951
Consumer Cyclical — 1.22%
Alsea 144A 7.75% 12/14/26 #	500,000	511,691
Aptiv 3.10% 12/1/51	1,950,000	1,231,074
Carnival 144A 4.00% 8/1/28 #	665,000	619,893
Ford Motor Credit
5.80% 3/5/27	405,000	406,670
5.80% 3/8/29	275,000	276,222
6.798% 11/7/28	200,000	208,873
General Motors
5.40% 4/1/48	360,000	330,530
5.95% 4/1/49	120,000	118,435
General Motors Financial 5.75% 2/8/31	400,000	404,476
		4,107,864
Consumer Non-Cyclical — 3.92%
AbbVie
4.95% 3/15/31	835,000	841,377
5.35% 3/15/44	190,000	193,861
Amgen
5.25% 3/2/30	270,000	274,206
5.25% 3/2/33	741,000	747,569
Cardinal Health 5.125% 2/15/29	685,000	686,636
Central American Bottling 144A 5.25% 4/27/29 #	500,000	476,954
DaVita
144A 3.75% 2/15/31 #	315,000	264,008
144A 4.625% 6/1/30 #	570,000	510,688
HCA
3.50% 7/15/51	1,049,000	725,191
5.45% 4/1/31	255,000	256,419
6.00% 4/1/54	355,000	360,633
New York and Presbyterian Hospital
2.256% 8/1/40	2,445,000	1,681,139
2.606% 8/1/60	1,600,000	927,577
NYU Langone Hospitals 3.38% 7/1/55	1,455,000	1,050,590
Royalty Pharma 3.35% 9/2/51	3,531,000	2,324,560
118

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tenet Healthcare 4.25% 6/1/29	2,015,000	$1,874,856
		13,196,264
Electric — 3.00%
Alfa Desarrollo 144A 4.55% 9/27/51 #	993,761	760,155
Appalachian Power 4.50% 8/1/32	755,000	708,784
Berkshire Hathaway Energy 2.85% 5/15/51	1,360,000	876,831
Constellation Energy Generation 5.75% 3/15/54	410,000	410,978
DTE Energy 5.10% 3/1/29	370,000	368,677
Duke Energy Carolinas 4.95% 1/15/33	415,000	413,024
Fells Point Funding Trust 144A 3.046% 1/31/27 #	820,000	769,578
JSW Hydro Energy 144A 4.125% 5/18/31 #	603,750	535,627
NextEra Energy Capital Holdings
5.55% 3/15/54	440,000	437,463
5.749% 9/1/25	945,000	949,370
Oglethorpe Power
4.50% 4/1/47	1,725,000	1,436,178
144A 6.20% 12/1/53 #	100,000	105,215
PacifiCorp
5.10% 2/15/29	100,000	100,797
5.45% 2/15/34	170,000	170,634
5.80% 1/15/55	155,000	152,999
Southern California Edison 5.20% 6/1/34	375,000	371,411
Vistra 144A 7.00% 12/15/26 #, µ, ψ	535,000	530,260
Vistra Operations
144A 5.125% 5/13/25 #	528,000	523,832
144A 6.95% 10/15/33 #	430,000	459,363
		10,081,176
Energy — 4.60%
BP Capital Markets 4.875% 3/22/30 µ, ψ	1,575,000	1,507,504
Cheniere Energy Partners 4.50% 10/1/29	560,000	533,527
ConocoPhillips 5.05% 9/15/33	940,000	949,117
Diamondback Energy 3.125% 3/24/31	465,000	412,189
El Paso Natural Gas 8.375% 6/15/32	1,440,000	1,660,728
Energean Israel Finance 144A 4.875% 3/30/26 #	1,000,000	951,313
Energy Transfer
5.95% 5/15/54	305,000	304,564
6.10% 12/1/28	740,000	767,824
Enterprise Products Operating 8.38% 6/1/67 •	2,875,000	2,818,838
Geopark 144A 5.50% 1/17/27 #	500,000	454,525
Kinder Morgan 5.00% 2/1/29	145,000	144,493
NuStar Logistics 6.375% 10/1/30	1,530,000	1,541,301
Occidental Petroleum 6.125% 1/1/31	635,000	658,222
Targa Resources Partners 5.00% 1/15/28	725,000	715,158
Tennessee Gas Pipeline 8.375% 6/15/32	1,795,000	2,057,637
		15,476,940
Finance Companies — 1.82%
AerCap Ireland Capital DAC 3.00% 10/29/28	1,555,000	1,407,817
Air Lease
4.625% 10/1/28	1,628,000	1,585,335
5.10% 3/1/29	1,178,000	1,171,119
Aviation Capital Group 144A 3.50% 11/1/27 #	955,000	889,260
MAF Global Securities 7.875% 6/30/27 µ, ψ	1,000,000	1,049,253
		6,102,784
Industrials — 0.14%
Bidvest Group UK 144A 3.625% 9/23/26 #	500,000	466,637
		466,637
Insurance — 1.36%
Aon 2.90% 8/23/51	2,155,000	1,374,172
Aon North America
5.30% 3/1/31	590,000	594,825
5.75% 3/1/54	95,000	97,484
Athene Holding
3.45% 5/15/52	1,040,000	683,363
3.95% 5/25/51	460,000	338,431
6.25% 4/1/54	195,000	198,136
New York Life Global Funding 144A 5.45% 9/18/26 #	570,000	574,855
UnitedHealth Group
4.90% 4/15/31	360,000	360,327
5.375% 4/15/54	340,000	346,055
		4,567,648
Natural Gas — 0.13%
ENN Energy Holdings 144A 2.625% 9/17/30 #	500,000	429,427
		429,427
119

Schedules of investments

Delaware Ivy Core Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts — 0.19%
Extra Space Storage 5.40% 2/1/34	650,000	$647,385
		647,385
Technology — 1.81%
Autodesk 2.40% 12/15/31	850,000	712,253
Broadcom 144A 3.469% 4/15/34 #	1,190,000	1,020,140
CDW 3.276% 12/1/28	1,640,000	1,497,837
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #	1,660,000	1,517,689
NCR Voyix
144A 5.00% 10/1/28 #	135,000	125,990
144A 5.125% 4/15/29 #	190,000	176,436
Oracle
3.60% 4/1/50	694,000	501,795
4.65% 5/6/30	535,000	524,830
		6,076,970
Transportation — 0.99%
British Airways 2020-1 Class A Pass Through Trust 144A 4.25% 5/15/34 #, t	822,372	766,885
ERAC USA Finance 144A 5.00% 2/15/29 #	195,000	195,439
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	861,702	799,365
United Airlines 144A 4.625% 4/15/29 #	1,680,000	1,564,273
		3,325,962
Total Corporate Bonds (cost $121,309,427)		120,626,341

Government Agency Obligations — 0.86%
Freeport Indonesia 144A 5.315% 4/14/32 #	1,000,000	979,188
Gaci First Investment 4.875% 2/14/35	486,000	464,387
Petrobras Global Finance 6.50% 7/3/33	1,000,000	1,016,837
Saudi Arabian Oil 144A 4.25% 4/16/39 #	500,000	438,249
Total Government Agency Obligations (cost $2,848,269)		2,898,661

Municipal Bonds — 1.26%
GDB Debt Recovery Authority of Puerto Rico Revenue 7.50% 8/20/40	1,458,700	1,400,352
Municipal Electric Authority of Georgia (Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	2,470,000	2,854,184
Total Municipal Bonds (cost $4,163,565)		4,254,536

Non-Agency Asset-Backed Securities — 5.84%
FirstKey Homes Trust
Series 2021-SFR1 B 144A 1.788% 8/17/38 #	4,800,000	4,375,076
Series 2021-SFR2 D 144A 2.058% 9/17/38 #	4,400,000	3,970,314
GreenState Auto Receivables Trust
Series 2024-1A A2 144A 5.53% 8/16/27 #	1,000,000	999,358
Home Partners of America Trust
Series 2021-1 A 144A 1.698% 9/17/41 #	3,815,046	3,169,612
Series 2021-3 B 144A 2.649% 1/17/41 #	4,714,130	4,182,326
Progress Residential Trust
Series 2021-SFR7 D 144A 2.341% 8/17/40 #	3,450,000	2,959,935
Total Non-Agency Asset-Backed Securities (cost $22,178,645)		19,656,621

Non-Agency Collateralized Mortgage Obligations — 3.66%
Agate Bay Mortgage Trust
Series 2013-1 B4 144A 3.562% 7/25/43 #, •	1,482,562	1,114,849
Bear Stearns Mortgage Securities
Series 1996-6 B2 8.00% 11/25/29	12,710	4,540
CHL Mortgage Pass Through Trust
Series 2004-J4 3B1 5.25% 5/25/34	14,707	13,343
Citigroup Global Markets Mortgage Securities VII
Series 1997-HUD1 B2 2.825% 12/25/30 •	542,247	106,684
CSMC Trust
Series 2013-7 B4 144A 3.536% 8/25/43 #, •	1,156,099	947,430
Series 2017-HL1 A12 144A 3.50% 6/25/47 #, •	1,561,608	1,370,589
JP Morgan Mortgage Trust
Series 2004-A3 4A2 5.633% 7/25/34 •	2,703	2,602
120

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JP Morgan Mortgage Trust
Series 2017-4 A13 144A 3.50% 11/25/48 #, •	5,810,917	$4,934,646
Series 2021-4 A5 144A 2.50% 8/25/51 #, •	6,000,000	3,817,096
MRFC Mortgage Pass Through Trust
Series 1998-2 B1 6.75% 6/25/28 t	326	315
Structured Asset Mortgage Investments
Series 1998-2 B 6.75% 5/2/30 •	3,241	94
Series 1998-2 C 6.75% 5/2/30 •	1,471	36
Total Non-Agency Collateralized Mortgage Obligations (cost $16,520,405)		12,312,224

Non-Agency Commercial Mortgage-Backed Securities — 7.52%
BAMLL Commercial Mortgage Securities Trust
Series 2014-520M A 144A 4.185% 8/15/46 #, •	4,130,000	3,414,403
Benchmark Mortgage Trust
Series 2020-B18 A5 1.925% 7/15/53	3,000,000	2,438,529
Series 2021-B25 A5 2.577% 4/15/54	5,000,000	4,083,327
Citigroup Commercial Mortgage Trust
Series 2018-TBR A 144A 6.52% (TSFR01M + 1.07% , Floor 0.83%) 12/15/36 #, •	10,000,000	9,937,500
GS Mortgage Securities Trust
Series 2012-BWTR C 144A 3.328% 11/5/34 #, •	1,000,000	322,023
Series 2020-GC47 A5 2.377% 5/12/53	1,128,000	960,799
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5 A5 3.723% 3/15/50	1,500,000	1,425,553
One Market Plaza Trust
Series 2017-1MKT A 144A 3.614% 2/10/32 #	2,921,791	2,697,088
Total Non-Agency Commercial Mortgage- Backed Securities (cost $27,486,369)		25,279,222

Sovereign Bonds — 0.96%Δ
Colombia — 0.13%
Colombia Government International Bond 3.25% 4/22/32	550,000	429,646
		429,646
Dominican Republic — 0.21%
Dominican Republic International Bond 144A 4.875% 9/23/32 #	789,000	708,740
		708,740
Ivory Coast — 0.15%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	550,000	497,346
		497,346
Mexico — 0.17%
Mexico Government International Bond 3.50% 2/12/34	700,000	583,952
		583,952
Oman — 0.22%
Oman Government International Bond 144A 6.75% 1/17/48 #	710,000	728,495
		728,495
Paraguay — 0.08%
Paraguay Government International Bond 144A 5.40% 3/30/50 #	300,000	264,536
		264,536
Total Sovereign Bonds (cost $3,081,796)		3,212,715

US Treasury Obligations — 11.09%
US Treasury Bonds
3.875% 2/15/43	635,000	587,201
4.25% 2/15/54	1,635,000	1,608,303
4.50% 2/15/44	5,895,000	5,929,081
4.75% 11/15/43	65,000	67,448
US Treasury Notes
4.00% 2/15/34	5,545,000	5,454,028
4.25% 3/15/27	9,320,000	9,277,769
4.25% 2/28/29	12,815,000	12,834,023
4.25% 2/28/31	1,155,000	1,157,256
4.625% 2/28/26	400,000	399,703
Total US Treasury Obligations (cost $37,318,779)		37,314,812
121

Schedules of investments

Delaware Ivy Core Bond Fund

	Number of shares	Value (US $)
Short-Term Investments — 0.59%
Money Market Mutual Funds — 0.59%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	496,960	$496,960
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	496,959	496,959
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	496,960	496,960
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	496,960	496,960
Total Short-Term Investments (cost $1,987,839)		1,987,839
Total Value of Securities—98.75% (cost $344,171,392)		$332,146,061
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $89,836,997, which represents 26.71% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2024. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Δ	Securities have been classified by country of risk.

The following futures contracts and swap contracts were outstanding at March 31, 2024:1

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
653	US Treasury 5 yr Notes	$69,881,206	$69,796,022	6/28/24	$85,184	$—	$(76,518)
114	US Treasury 10 yr Notes	12,630,844	12,545,632	6/18/24	85,212	—	(8,906)
(51)	US Treasury 10 yr Ultra Notes	(5,845,078)	(5,787,973)	6/18/24	—	(57,105)	(797)
Total Futures Contracts			$76,553,681		$170,396	$(57,105)	$(86,221)
122

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/ Moody’s Ratings:
CDX.NA.HY.41.V2[5] 12/20/28-Quarterly	3,861,000	5.000%	$(284,249)	$(200,748)	$(83,501)	$829

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(6,435).
[5]	Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

GNMA – Government National Mortgage Association

GS – Goldman Sachs S.F. – Single Family

TSFR01M – 1 Month Term Secured Overnight Financing Rate

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

123

Schedules of investments

Delaware Ivy Core Equity Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 99.97%t
Communication Services — 7.30%
Alphabet Class A †	1,153,582	$174,110,131
AT&T	950,693	16,732,197
Meta Platforms Class A	168,401	81,772,158
		272,614,486
Consumer Discretionary — 7.55%
Amazon.com †	772,431	139,331,104
AutoZone †	24,078	75,885,429
Home Depot	173,711	66,635,539
		281,852,072
Consumer Staples — 3.85%
Costco Wholesale	124,375	91,120,856
Procter & Gamble	324,320	52,620,920
		143,741,776
Energy — 2.13%
ConocoPhillips	534,175	67,989,794
Schlumberger	207,586	11,377,789
		79,367,583
Financials — 24.30%
Allstate	379,656	65,684,285
American Express	262,418	59,749,954
Aon Class A	183,700	61,304,364
Blackstone	411,334	54,036,948
Capital One Financial	723,517	107,724,446
CME Group	312,405	67,257,673
Discover Financial Services	147,683	19,359,765
Fiserv †	585,631	93,595,546
JPMorgan Chase & Co.	332,598	66,619,379
KKR & Co.	1,099,642	110,601,992
Mastercard Class A	145,161	69,905,183
Morgan Stanley	792,296	74,602,591
Progressive	271,559	56,163,832
		906,605,958
Healthcare — 11.30%
Abbott Laboratories	606,749	68,963,091
Danaher	247,639	61,840,411
HCA Healthcare	343,152	114,451,486
UnitedHealth Group	269,351	133,247,940
Vertex Pharmaceuticals †	103,264	43,165,385
		421,668,313
Industrials — 6.77%
Airbus ADR	2,191,472	101,158,348
Howmet Aerospace	1,032,772	70,672,588
United Rentals	111,848	80,654,711
		252,485,647
Information Technology — 30.95%
Apple	681,186	116,809,775
Applied Materials	431,631	89,015,261
Intuit	57,746	37,534,900
Microchip Technology	474,983	42,610,725
Micron Technology	184,915	21,799,629
Microsoft	766,715	322,572,335
NVIDIA	167,052	150,941,505
Salesforce	183,248	55,190,633
Seagate Technology Holdings	378,365	35,206,863
Taiwan Semiconductor Manufacturing ADR	541,328	73,647,675
TE Connectivity	579,343	84,143,777
VeriSign †	269,759	51,122,028
Zebra Technologies Class A †	245,765	74,083,402
		1,154,678,508
Materials — 5.13%
Crown Holdings	522,217	41,390,920
Linde	182,310	84,650,179
Sherwin-Williams	187,846	65,244,551
		191,285,650
Utilities — 0.69%
NextEra Energy	403,434	25,783,467
		25,783,467
Total Common Stocks (cost $1,929,264,844)		3,730,083,460

Short-Term Investments — 0.11%
Money Market Mutual Funds — 0.11%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	1,026,666	1,026,666
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	1,026,666	1,026,666
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	1,026,666	1,026,666
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	1,026,667	1,026,667
Total Short-Term Investments (cost $4,106,665)		4,106,665
Total Value of Securities—100.08% (cost $1,933,371,509)		$3,734,190,125
124

t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

125

Schedules of investments

Delaware Ivy Global Bond Fund	March 31, 2024
		Principal amount°	Value (US $)
Agency Mortgage-Backed Securities – 12.37%
Fannie Mae S.F. 20 yr 4.00% 8/1/42		452,571	$426,046
Fannie Mae S.F. 30 yr
2.00% 9/1/51		3,773,594	2,996,683
2.50% 2/1/52		2,365,175	1,967,116
3.00% 5/1/51		2,494,021	2,156,431
3.50% 1/1/52		1,999,760	1,792,533
3.50% 6/1/52		4,105,560	3,676,486
3.50% 9/1/52		1,229,139	1,100,644
4.00% 5/1/51		1,008,230	949,308
4.50% 1/1/50		80,149	78,603
4.50% 4/1/50		809,177	784,799
4.50% 10/1/52		396,337	377,404
4.50% 12/1/52		3,263,620	3,107,724
4.50% 2/1/53		708,161	674,331
5.00% 9/1/52		2,340,078	2,285,027
5.00% 2/1/53		1,210,630	1,181,806
5.00% 8/1/53		372,367	363,290
5.50% 10/1/52		2,088,975	2,082,654
5.50% 3/1/53		7,017,709	6,985,113
5.50% 7/1/53		2,054,436	2,044,078
Freddie Mac S.F. 15 yr 5.00% 6/1/38		1,798,851	1,796,112
Freddie Mac S.F. 20 yr 5.50% 6/1/43		1,555,670	1,563,917
Freddie Mac S.F. 30 yr
2.50% 2/1/52		139,129	115,804
3.00% 12/1/46		1,436,199	1,262,850
4.00% 8/1/52		1,260,406	1,174,407
4.50% 9/1/52		1,309,673	1,247,650
4.50% 10/1/52		2,609,219	2,484,576
5.00% 6/1/53		7,380,086	7,214,898
5.50% 2/1/54		2,290,594	2,290,727
6.00% 12/1/52		788,173	796,722
6.00% 3/1/53		1,469,790	1,484,369
6.00% 9/1/53		482,415	486,780
GNMA II S.F. 30 yr
3.00% 12/20/51		1,361,544	1,201,166
5.50% 5/20/53		283,407	283,221
6.00% 2/20/54		1,154,884	1,165,659
Total Agency Mortgage-Backed Securities (cost $59,661,997)			59,598,934

Corporate Bonds – 33.12%Δ
Australia – 3.32%
Ampol
7.748% 12/2/81 •	AUD	1,000,000	673,647
7.946% 12/9/80 •	AUD	3,000,000	2,011,649
APA Infrastructure 2.00% 7/15/30	EUR	1,000,000	981,414
AusNet Services Holdings Pty 7.463% 10/6/80 •	AUD	2,000,000	1,308,977
Charter Hall LWR Pty 2.086% 3/3/28	AUD	3,350,000	1,909,234
Commonwealth Bank of Australia 6.86% 11/9/32 µ	AUD	1,900,000	1,302,233
National Australia Bank 6.322% 8/3/32 µ	AUD	6,142,000	4,120,934
NSW Electricity Networks Finance Pty 2.543% 9/23/30	AUD	3,500,000	1,894,248
WestConnex Finance 3.15% 3/31/31	AUD	3,200,000	1,807,144
			16,009,480
Brazil – 0.17%
Raizen Fuels Finance 144A 6.45% 3/5/34 #		385,000	395,246
Rumo Luxembourg 144A 5.25% 1/10/28#		435,000	420,873
			816,119
Canada – 0.11%
Bank of Montreal 7.70% 5/26/84 µ		540,000	547,696
			547,696
Chile – 0.20%
AES Andes 144A 6.30% 3/15/29 #		400,000	404,364
Sociedad Quimica y Minera de Chile 144A 6.50% 11/7/33#		540,000	565,460
			969,824
China – 0.18%
ENN Energy Holdings 144A 2.625% 9/17/30 #		909,000	780,698
RKPF Overseas 2020 A 5.125% 7/26/26		425,000	101,851
			882,549
Colombia – 0.45%
Geopark 144A 5.50% 1/17/27 #		1,635,000	1,486,296
Grupo Energia Bogota 144A 7.85% 11/9/33 #		600,000	664,781
			2,151,077
126

		Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Denmark – 0.16%
Danfoss Finance I 0.375% 10/28/28	EUR	800,000	$751,019
			751,019
France – 2.57%
BPCE
3.50% 1/25/28	EUR	1,500,000	1,625,976
144A 5.125% 1/18/28 #		3,215,000	3,203,143
Credit Agricole
1.625% 6/5/30 µ	EUR	1,800,000	1,881,898
144A 5.365% 3/11/34 #		675,000	677,304
144A 6.316% 10/3/29 #, µ		1,405,000	1,457,307
Edenred 3.625% 6/13/31	EUR	1,000,000	1,088,806
Engie 0.50% 10/24/30	EUR	1,500,000	1,354,019
Kering 3.625% 9/5/31	EUR	1,000,000	1,100,049
			12,388,502
Germany – 1.29%
Aroundtown 1.625% 1/31/28	EUR	1,700,000	1,535,160
Deutsche Bank
6.72% 1/18/29 µ		745,000	770,912
6.819% 11/20/29 µ		740,000	774,021
7.146% 7/13/27 µ		360,000	370,103
E.ON 4.00% 8/29/33	EUR	1,300,000	1,458,645
Volkswagen International Finance 3.875% 3/29/26	EUR	1,200,000	1,298,598
			6,207,439
Guatemala – 0.30%
Central American Bottling 144A 5.25% 4/27/29 #		1,500,000	1,430,861
			1,430,861
Hong Kong – 0.50%
Cheung Kong Infrastructure Finance 1.00% 12/12/24	EUR	875,000	920,293
CK Hutchison International 23 144A 4.875% 4/21/33#		1,500,000	1,487,468
			2,407,761
India – 0.20%
Summit Digitel Infrastructure 144A 2.875% 8/12/31#		1,158,000	968,779
			968,779
Ireland – 0.39%
AerCap Ireland Capital DAC
3.00% 10/29/28		1,445,000	1,308,229
5.10% 1/19/29		555,000	552,007
			1,860,236
Italy – 0.48%
Aeroporti di Roma 1.75% 7/30/31	EUR	1,000,000	944,429
Autostrade per l'Italia
2.00% 12/4/28	EUR	300,000	300,260
2.00% 1/15/30	EUR	1,100,000	1,078,469
			2,323,158
Kuwait – 0.17%
NBK SPC 144A 1.625% 9/15/27 #, µ		887,000	809,321
			809,321
Mexico – 1.18%
Banco Santander Mexico
144A 5.375% 4/17/25 #		1,150,000	1,146,306
144A 7.525% 10/1/28 #, µ		850,000	884,677
BBVA Bancomer
144A 1.875% 9/18/25 #		1,400,000	1,330,030
144A 5.875% 9/13/34 #, µ		1,700,000	1,609,886
Cemex 144A 9.125% 3/14/28 #, µ, ψ		660,000	717,406
			5,688,305
Netherlands – 0.17%
ING Groep 2.125% 5/26/31 µ	EUR	800,000	829,010
			829,010
Peru – 0.70%
Banco BBVA Peru 144A 6.20% 6/7/34#, µ		400,000	399,650
Banco Internacional del Peru 144A 3.25% 10/4/26 #		800,000	754,866
SAN Miguel Industrias 144A 3.50% 8/2/28 #		2,550,000	2,215,989
			3,370,505
South Africa – 0.07%
Bidvest Group UK 144A 3.625% 9/23/26#		387,000	361,177
			361,177
127

Schedules of investments

Delaware Ivy Global Bond Fund

		Principal amount°	Value (US $)
Corporate BondsΔ (continued)
Spain – 0.08%
Banco Santander 5.538% 3/14/30 µ		400,000	$400,104
			400,104
Switzerland – 0.74%
Holcim Finance Luxembourg 0.50% 4/23/31	EUR	1,300,000	1,137,346
Sika Capital
3.75% 11/3/26	EUR	900,000	979,143
3.75% 5/3/30	EUR	400,000	441,874
UBS Group
144A 4.751% 5/12/28 #, µ		800,000	784,161
144A 5.699% 2/8/35 #, µ		205,000	206,131
			3,548,655
Thailand – 0.15%
Thaioil Treasury Center 144A 2.50% 6/18/30 #		850,000	718,417
			718,417
Turkey – 0.25%
TAV Havalimanlari Holding 144A 8.50% 12/7/28 #		700,000	723,258
Turkiye Garanti Bankasi 144A 8.375% 2/28/34 #, µ		500,000	500,345
			1,223,603
Ukraine – 0.09%
Metinvest 8.50% 4/23/26		235,000	189,236
MHP Lux 6.95% 4/3/26		275,000	230,879
			420,115
United Arab Emirates – 0.40%
Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #		1,357,860	1,275,278
MAF Global Securities 7.875% 6/30/27 µ, ψ		625,000	655,783
			1,931,061
United Kingdom – 1.01%
Ashtead Capital 144A 5.80% 4/15/34#		1,865,000	1,863,962
Babcock International Group 1.375% 9/13/27 EUR		1,300,000	1,295,390
Barclays
6.224% 5/9/34 µ		269,000	277,593
7.385% 11/2/28 µ		285,000	302,364
National Grid 0.25% 9/1/28	EUR	1,200,000	1,127,620
			4,866,929
United States – 17.79%
AbbVie 4.95% 3/15/31		1,855,000	1,869,167
AEP Texas 5.40% 6/1/33		180,000	179,714
Air Lease
4.625% 10/1/28		729,000	709,895
5.10% 3/1/29		528,000	524,916
American Homes 4 Rent 5.50% 2/1/34		1,140,000	1,136,997
American Tower
2.30% 9/15/31		1,375,000	1,123,036
5.20% 2/15/29		345,000	345,002
5.45% 2/15/34		305,000	305,613
Amgen 5.15% 3/2/28		2,140,000	2,154,749
Aon North America 5.30% 3/1/31		1,860,000	1,875,210
Appalachian Power 4.50% 8/1/32		685,000	643,069
Athene Global Funding 4.76% 4/21/27	AUD	3,500,000	2,166,944
Autodesk 2.40% 12/15/31		1,350,000	1,131,226
Aviation Capital Group 144A 3.50% 11/1/27 #		1,080,000	1,005,656
Bank of America
3.648% 3/31/29 µ	EUR	1,500,000	1,626,371
5.468% 1/23/35 µ		580,000	584,000
5.819% 9/15/29 µ		300,000	307,712
6.204% 11/10/28 µ		1,015,000	1,050,447
Carrier Global
4.125% 5/29/28	EUR	800,000	883,287
4.50% 11/29/32	EUR	400,000	458,467
CDW 3.276% 12/1/28		2,050,000	1,872,296
Charter Communications
Operating 3.85% 4/1/61		1,515,000	899,910
Cheniere Energy Partners 4.50% 10/1/29		570,000	543,054
Citizens Bank 6.064% 10/24/25 µ		2,120,000	2,111,815
Constellation Energy Generation 5.60% 3/1/28		1,735,000	1,767,947
CRH SMW Finance DAC 4.00% 7/11/27	EUR	600,000	659,232
Diamondback Energy 3.125% 3/24/31		745,000	660,388
128

		Principal amount°	Value (US $)
Corporate BondsΔ (continued)
United States (continued)
Discovery Communications 4.00% 9/15/55		1,245,000	$852,726
DTE Energy 5.10% 3/1/29		475,000	473,301
Duke Energy
2.55% 6/15/31		261,000	219,939
3.10% 6/15/28	EUR	1,200,000	1,272,276
Duke Energy Carolinas 4.95% 1/15/33		1,300,000	1,293,809
Energy Transfer
5.95% 5/15/54		360,000	359,486
6.50% 11/15/26 µ, ψ		660,000	648,544
Entegris 144A 4.75% 4/15/29 #		1,660,000	1,592,705
Ford Motor Credit
2.30% 2/10/25		475,000	460,762
2.90% 2/10/29		695,000	613,190
5.80% 3/5/27		475,000	476,959
5.80% 3/8/29		370,000	371,644
6.798% 11/7/28		200,000	208,873
Freeport-McMoRan 5.45% 3/15/43		940,000	900,740
General Motors Financial 5.75% 2/8/31		1,860,000	1,880,816
Goldman Sachs Group
1.542% 9/10/27 µ		1,665,000	1,521,807
HCA 5.45% 4/1/31		1,865,000	1,875,375
Huntington National Bank 5.65% 1/10/30		1,760,000	1,770,659
JBS USA LUX 3.625% 1/15/32		2,865,000	2,453,185
Jefferies Financial Group
2.625% 10/15/31		1,630,000	1,343,746
5.875% 7/21/28		135,000	137,504
6.05% 3/12/25		540,000	540,607
JPMorgan Chase & Co.
3.54% 5/1/28 µ		2,132,000	2,037,288
5.012% 1/23/30 µ		420,000	418,453
5.336% 1/23/35 µ		640,000	642,744
6.254% 10/23/34 µ		213,000	227,665
KeyCorp 6.401% 3/6/35 µ		1,160,000	1,185,313
Kinder Morgan
5.00% 2/1/29		175,000	174,389
5.20% 6/1/33		2,980,000	2,936,332
LYB International Finance III 5.50% 3/1/34		1,870,000	1,874,209
Morgan Stanley
2.95% 5/7/32 µ	EUR	2,200,000	2,283,660
5.173% 1/16/30 µ		345,000	345,402
5.466% 1/18/35 µ		380,000	383,541
6.138% 10/16/26 µ		1,320,000	1,335,540
6.296% 10/18/28 µ		3,010,000	3,115,159
6.407% 11/1/29 µ		205,000	215,045
6.627% 11/1/34 µ		410,000	448,810
Occidental Petroleum 6.125% 1/1/31		1,597,000	1,655,402
PacifiCorp
5.10% 2/15/29		115,000	115,916
5.45% 2/15/34		200,000	200,746
PNC Financial Services Group
5.676% 1/22/35 µ		360,000	363,442
6.875% 10/20/34 µ		305,000	334,158
Southern California Edison 5.20% 6/1/34		1,885,000	1,866,959
Sprint Capital 6.875% 11/15/28		1,970,000	2,100,871
State Street 4.993% 3/18/27		535,000	536,194
SVB Financial Group 4.57% 4/29/33‡		1,123,000	712,403
Targa Resources Partners 5.00% 1/15/28		1,910,000	1,884,071
T-Mobile USA 5.75% 1/15/34		1,290,000	1,344,081
UnitedHealth Group
4.50% 4/15/33		2,790,000	2,701,603
4.90% 4/15/31		485,000	485,441
US Bancorp
4.653% 2/1/29 µ		1,109,000	1,087,431
5.384% 1/23/30 µ		160,000	160,748
5.678% 1/23/35 µ		365,000	368,705
5.727% 10/21/26 µ		817,000	821,653
6.787% 10/26/27 µ		225,000	233,054
Vistra Operations
144A 5.125% 5/13/25 #		808,000	801,621
144A 6.95% 10/15/33 #		485,000	518,119
			85,780,941
Total Corporate Bonds (cost $161,117,951)			159,662,643

Government Agency Obligations – 2.50%
Electricite de France 4.25% 1/25/32	EUR	500,000	560,515
129

Schedules of investments

Delaware Ivy Global Bond Fund

		Principal amount°	Value (US $)
Government Agency Obligations (continued)
Georgian Railway JSC 4.00% 6/17/28		1,525,000	$1,393,393
Greenko Power II 144A 4.30% 12/13/28#		360,000	330,811
Perusahaan Perseroan Persero Perusahaan Listrik Negara 144A 5.375% 1/25/29#		4,800,000	4,796,049
Development Bank of Kazakhstan JSC
144A 5.75% 5/12/25 #		2,000,000	2,000,224
144A 10.95% 5/6/26 #	KZT	429,000,000	879,953
QazaqGaz JSC 144A 4.375% 9/26/27#		1,588,000	1,497,540
Petronas Capital 144A 3.50% 4/21/30#		650,000	597,249
Total Government Agency Obligations (cost $11,978,192)			12,055,734

Sovereign Bonds – 26.89%Δ
Albania – 0.18%
Albania Government International Bond 144A 3.50% 11/23/31 #	EUR	896,000	870,884
			870,884
Angola – 0.13%
Angolan Government International Bond 144A 8.75% 4/14/32 #		680,000	626,754
			626,754
Australia – 0.94%
Australia Government Bond 4.75% 6/21/54	AUD	6,500,000	4,532,372
			4,532,372
Belgium – 0.84%
Kingdom of Belgium Government Bond 144A 3.45% 6/22/43 #	EUR	3,650,000	4,061,450
			4,061,450
Benin – 0.04%
Benin Government International Bond 144A 7.96% 2/13/38 #		200,000	195,125
			195,125
Bermuda – 0.45%
Bermuda Government International Bonds 3.375% 8/20/50		1,149,000	776,149
Bermuda Government International Bonds 144A 2.375% 8/20/30 #		1,688,000	1,418,258
			2,194,407
Brazil – 0.32%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/33	BRL	8,043,000	1,527,063
			1,527,063
Chile – 0.43%
Chile Government International Bonds
3.10% 5/7/41		685,000	508,630
4.34% 3/7/42		1,800,000	1,574,503
			2,083,133
Dominican Republic – 0.71%
Dominican Republic International Bond 144A 4.875% 9/23/32 #		3,789,000	3,403,568
			3,403,568
Finland – 0.04%
Finland Government Bond 144A 1.375% 4/15/27 #	EUR	200,000	207,209
			207,209
France – 1.41%
French Republic Government Bonds OAT
144A 3.50% 11/25/33 #	EUR	2,366,000	2,701,113
144A 4.50% 4/25/41 #	EUR	3,200,000	4,091,476
			6,792,589
Georgia – 0.16%
Georgia Government International Bond 144A 2.75% 4/22/26 #		854,000	796,466
			796,466
Germany – 2.29%
Bundesrepublik Deutschland Bundesanleihe
0.25% 2/15/29	EUR	3,350,000	3,280,320
1.80% 8/15/53	EUR	200,000	186,848
2.20% 2/15/34	EUR	7,055,000	7,550,092
			11,017,260
130

		Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Indonesia – 0.31%
Indonesia Treasury Bond 6.625% 2/15/34	IDR	23,945,000,000	$1,498,492
			1,498,492
Italy – 4.50%
Italy Buoni Poliennali Del Tesoro
2.50% 12/1/32	EUR	450,000	450,335
3.80% 4/15/26	EUR	15,850,000	17,294,881
4.20% 3/1/34	EUR	3,500,000	3,954,733
			21,699,949
Ivory Coast – 0.69%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		3,661,000	3,310,514
			3,310,514
Japan – 1.87%
Japan Government Thirty Year Bonds
0.40% 3/20/50	JPY	1,608,250,000	7,829,003
1.20% 6/20/53	JPY	203,000,000	1,183,678
			9,012,681
Netherlands – 2.50%
Netherlands Government Bonds
144A 2.00% 1/15/54 #	EUR	2,320,000	2,174,296
144A 2.50% 7/15/33 #	EUR	9,200,000	9,882,925
			12,057,221
Nigeria – 0.15%
Nigeria Government International Bond 7.375% 9/28/33		849,000	728,739
			728,739
Paraguay – 1.04%
Paraguay Government International Bonds 5.60% 3/13/48		1,693,000	1,540,619
144A 2.739% 1/29/33 #		1,887,000	1,536,544
144A 4.95% 4/28/31 #		1,989,000	1,918,399
			4,995,562
Peru – 0.24%
Corp Financiera de Desarrollo 144A 2.40% 9/28/27 #		1,300,000	1,163,149
			1,163,149
Poland – 0.56%
Bank Gospodarstwa Krajowego 144A 5.375% 5/22/33#		1,000,000	996,106
Republic of Poland Government International Bond 5.50% 4/4/53		1,694,000	1,692,304
			2,688,410
Republic of Korea – 0.17%
Export-Import Bank of Korea 5.125% 1/11/33		800,000	816,975
			816,975
Republic of North Macedonia – 0.35%
North Macedonia Government International Bond 144A 1.625% 3/10/28 #	EUR	1,777,000	1,670,575
			1,670,575
Serbia – 0.30%
Serbia International Bond 1.00% 9/23/28	EUR	1,571,000	1,442,337
			1,442,337
South Africa – 0.14%
Republic of South Africa Government International Bond 5.65% 9/27/47		931,000	678,355
			678,355
Spain – 1.57%
Spain Government Bonds
144A 1.90% 10/31/52 #	EUR	3,210,000	2,377,311
144A 3.55% 10/31/33 #	EUR	4,640,000	5,188,048
			7,565,359
United Kingdom – 4.39%
United Kingdom Gilt
1.75% 9/7/37	GBP	8,250,000	7,883,484
4.50% 6/7/28	GBP	8,590,000	11,080,932
4.50% 12/7/42	GBP	3,000	3,865
4.75% 10/22/43	GBP	1,656,000	2,191,859
			21,160,140
131

Schedules of investments

Delaware Ivy Global Bond Fund

		Principal amount°	Value (US $)
Sovereign Bonds∆ (continued)
Uruguay – 0.17%
Uruguay Government International Bond 9.75% 7/20/33	UYU	29,015,000	$813,293
			813,293
Total Sovereign Bonds (cost $128,108,388)			129,610,031

Supranational Banks – 1.11%
Central American Bank for Economic Integration 144A 1.140% 2/9/26 #		2,000,000	1,847,352
Corp Andina de Fomento 5.000% 1/24/29		300,000	299,070
European Union 1.000% 7/6/32	EUR	3,420,000	3,219,928
Total Supranational Banks (cost $5,596,604)			5,366,350

US Treasury Obligations – 16.63%
US Treasury Bonds
3.875% 2/15/43		200,000	184,945
4.125% 8/15/53		115,000	110,562
4.25% 2/15/54		35,000	34,428
4.50% 2/15/44		5,800,000	5,833,532
US Treasury Notes
2.375% 5/15/27		5,500,000	5,176,553
2.375% 3/31/29		13,665,000	12,526,162
2.875% 4/30/29		9,000,000	8,443,652
3.75% 12/31/28		4,135,000	4,047,535
4.00% 1/31/31		1,185,000	1,169,725
4.00% 2/15/34		7,405,000	7,283,512
4.25% 3/15/27		1,250,000	1,244,336
4.25% 2/28/29		29,415,000	29,458,664
4.50% 9/30/28		4,205,000	4,266,104
4.625% 2/28/26		400,000	399,703
Total US Treasury Obligations (cost $81,889,233)			80,179,413

		Number of contracts
Options Purchased – 0.01%
Foreign Currency Put Options – 0.01%
CHF vs JPY strike price CHF 156, expiration date 6/14/24, notional amount CHF 1,414,764,000 (JPMCB)		9,069,000	11,704
USD vs JPY strike price $139, expiration date 5/14/24, notional amount $1,487,248,570 (JPMCB)		10,699,630	6,165
Total Options Purchased (cost $431,366)			17,869

		Number of shares
Short-Term Investments – 3.47%
Money Market Mutual Funds – 3.47%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)		4,185,508	4,185,508
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)		4,185,508	4,185,508
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)		4,185,508	4,185,508
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)		4,185,508	4,185,508
Total Short-Term Investments (cost $16,742,032)			16,742,032
Total Value of Securities Before Options Written–96.10% (cost $465,525,763)			463,233,006
132

	Number of contracts	Value (US $)
Options Written – (0.00%)
Foreign Currency Put Options – (0.00%)
CHF vs JPY strike price CHF 152, expiration date 6/14/24, notional amount CHF (1,378,488,000) (JPMCB)	(9,069,000)	$(5,177)
USD vs JPY strike price $134, expiration date 5/14/24, notional amount $(1,433,750,420) (JPMCB)	(10,699,630)	(2,197)
		(7,374)
Futures Call Options – (0.00%)
US Treasury 10 yr Notes strike price $117, expiration date 4/26/24, notional amount $(1,895,400,000)	(162)	0
Total Options Written (premium received $296,107)		$(7,374)
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 100 in “Security type / country and sector allocations.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2024. Rate will reset at a future date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $94,700,889, which represents 19.65% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2024:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	AUD	(35,599,214)	USD	23,012,756	5/23/24	$—	$(223,340)
CITI	GBP	(400,000)	USD	511,710	5/23/24	6,691	—
CITI	JPY	(1,403,540,000)	USD	9,444,681	5/23/24	89,909	—
JPMCB	CZK	17,980,452	USD	(775,910)	4/19/24	—	(9,417)
JPMCB	EUR	(3,739,000)	USD	4,089,223	4/19/24	51,859	—
JPMCB	INR	100,068,180	USD	(1,208,188)	4/19/24	—	(8,821)
MS	GBP	(16,445,000)	USD	20,720,172	5/23/24	—	(42,396)
TD	CAD	360,000	USD	(265,446)	5/23/24	544	—
TD	EUR	(94,267,659)	USD	101,312,371	5/23/24	—	(617,973)
Total Forward Foreign Currency Exchange Contracts						$149,003	$(901,947)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
885	Australian 3 yr Treasury Bonds	$61,658,492	$61,681,225	6/17/24	$—	$(22,733)	$51,022
133

Schedules of investments

Delaware Ivy Global Bond Fund

Futures Contracts
Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
	Australian 10 yr
182	Treasury Bonds	$13,825,927	$13,808,495	6/17/24	$17,432	$—	$42,615
	Canadian Treasury
176	10 yr Bonds	15,636,071	15,732,232	6/19/24	—	(96,161)	(2,778)
	E-mini Japanese
10	Treasury 10 yr Bonds	962,544	960,820	6/12/24	1,724	—	(67)
772	Euro-Bobl	98,487,137	98,195,411	6/6/24	291,726	—	—
(95)	Euro-BTP	(12,197,424)	(12,015,819)	6/6/24	—	(181,605)	47,973
(109)	Euro-Bund	(15,684,775)	(15,564,963)	6/6/24	—	(119,812)	(747)
19	Euro-Buxl	2,783,649	2,761,436	6/6/24	22,213	—	3,623
19	Euro-OAT	2,627,248	2,611,504	6/6/24	15,744	—	(3,143)
83	Euro-Schatz	9,464,859	9,466,547	6/6/24	—	(1,688)	(2,690)
(79)	Long 10 yr Gilt	(9,965,002)	(9,750,493)	6/26/24	—	(214,509)	(17,699)
(157)	Short Euro-BTP	(17,933,896)	(17,906,470)	6/6/24	—	(27,426)	17,098
272	US Treasury 2 yr Notes	55,619,750	55,662,637	6/28/24	—	(42,887)	(55,250)
402	US Treasury 5 yr Notes	43,020,281	42,913,148	6/28/24	107,133	—	(38,408)
	US Treasury 10 yr
(934)	Notes	(103,484,281)	(102,785,553)	6/18/24	—	(698,728)	72,964
	US Treasury 10 yr Ultra
(368)	Notes	(42,176,250)	(42,046,274)	6/18/24	—	(129,976)	(5,752)
	US Treasury Long
1	Bonds	120,438	119,190	6/18/24	1,248	—	250
	US Treasury Ultra
36	Bonds	4,644,000	4,537,471	6/18/24	106,529	—	16,875
Total Futures Contracts			$108,380,544		$563,749	$(1,535,525)	$125,886

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]
Over-The-Counter:
Protection Purchased/ Moody’s Ratings:
JPMCB Republic of Brazil 1.00% 12/20/28 Ba2 6/20/28- Quarterly	2,827,000	1.000%	$9,828	$101,440	$—	$(91,612)
JPMCB Republic of Indonesia 1.00% 12/20/28 Baa2 6/20/28- Quarterly	4,033,000	1.000%	(62,959)	(19,566)	—	(43,393)
JPMCB Republic of South
Africa 1.00% 12/20/28 Ba2 6/20/28- Quarterly	2,272,000	1.000%	101,288	111,073	—	(9,785)
134

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]
Over-The-Counter (continued):
Protection Purchased/ Moody’s Ratings (continued):
JPMCB Republic of South Africa 1.00% 9/20/28 Ba2 6/20/28- Quarterly	1,494,000	1.000%	$66,603	$77,194	$—	$(10,591)
Total CDS Contracts			$114,760	$270,141	$—	$(155,381)
IRS Contracts[5] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ FloatingRate)	Notional Amount[3]		Fixed/ Floating Interest Rate Paid (Received)	Value	Amortized Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
1 yr IRS[6] 6/19/25- (Quarterly / Quarterly)	AUD	184,700,000	(4.095)% / 4.344%	$48,006	$—	$48,006	$—	$2,987
2 yr IRS[7] 3/15/26- (Annually/ Annually)		18,050,000	(4.401)% / 5.32%	(3,555)	—	—	(3,555)	(18,820)
10 yr IRS[8] 2//15/33- (Annually/ Annually)	EUR	3,191,000	(2.551)% / 3.906%	36,354	9,922	26,432	—	(2,051)
12 yr IRS[9] 3/7/36- (Annually/ Annually)	GBP	3,120,000	(3.811)% / 5.19%	62,923	(1,070)	63,993	—	(912)
20 yr IRS[7] 8/15/43- (Annually/ Annually)		4,848,000	3.669% / (5.32)%	92,076	314	91,762	—	(715)
20 yr IRS[9] 10/22/43- (Annually/ Annually)	GBP	1,593,000	3.698% / (5.19)%	9,477	9,610	—	(133)	833
Total IRS Contracts				$245,281	$18,776	$230,193	$(3,688)	$(18,678)

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”
135

Schedules of investments

Delaware Ivy Global Bond Fund

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $18,858.
[5]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[6]	Rates reset based on BBSW3M.
[7]	Rates reset based on SOFR.
[8]	Rates reset based on ESTR.
[9]	Rates reset based on SONIA.

Summary of abbreviations:

BBSW3M – Bank Bill Swap Rate 3 Month

BTP – Buoni del Tesoro Poliennali

CITI – Citigroup

DAC – Designated Activity Company

ESTR – Euro Short-Term Rate

GNMA – Government National Mortgage Association

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

MS – Morgan Stanley

OAT – Obligations Assimilables du Trésor

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

SONIA – Sterling Overnight Indexed Average

TD – TD Bank

yr – Year

Summary of currencies:

AUD – Australian Dollar BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

EUR – European Monetary Unit

GBP – British Pound Sterling

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KZT – Kazakhstani Tenge

USD – US Dollar

UYU – Uruguayan Peso

See accompanying notes, which are an integral part of the financial statements.

136

Delaware Ivy Global Growth Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks – 98.91%Δ
Austria – 1.24%
Mondi	382,094	$6,729,937
		6,729,937
Brazil – 1.43%
Banco do Brasil	686,885	7,762,620
		7,762,620
Canada – 1.32%
Canadian Natural Resources	94,189	7,188,504
		7,188,504
China – 1.28%
China Mengniu Dairy	3,234,000	6,941,599
		6,941,599
Denmark – 1.40%
Genmab †	25,405	7,617,147
		7,617,147
France – 7.97%
Airbus	66,031	12,161,674
BNP Paribas	122,093	8,675,081
LVMH Moet Hennessy Louis Vuitton	9,255	8,324,292
Thales	44,408	7,572,108
Vinci	51,338	6,577,641
		43,310,796
Germany – 2.86%
Deutsche Telekom	368,196	8,937,636
Siemens	34,590	6,603,691
		15,541,327
India – 3.49%
ICICI Bank	747,356	9,796,880
NTPC	2,279,363	9,177,304
		18,974,184
Italy – 1.61%
Ferrari	20,093	8,757,643
		8,757,643
Japan – 3.66%
Asahi Group Holdings	153,400	5,617,979
ITOCHU	146,800	6,268,432
Mitsubishi UFJ Financial Group	788,300	7,993,397
		19,879,808
Netherlands – 2.17%
Adyen 144A #, †	4,281	7,241,897
Shell	135,379	4,521,090
		11,762,987
Republic of Korea – 1.11%
KB Financial Group	115,285	6,020,082
		6,020,082
Singapore – 0.53%
Sea ADR †	53,274	2,861,347
		2,861,347
Taiwan – 2.87%
Taiwan Semiconductor Manufacturing	649,000	15,594,576
		15,594,576
United Kingdom – 1.41%
AstraZeneca	56,746	7,647,793
		7,647,793
United States – 64.56%
Alphabet Class A †	132,809	20,044,862
Amazon.com †	101,029	18,223,611
Aon Class A	18,617	6,212,865
Apple	78,016	13,378,184
Biogen †	10,282	2,217,108
Blue Owl Capital	355,523	6,705,164
Casey's General Stores	27,837	8,864,693
Coca-Cola	128,217	7,844,316
ConocoPhillips	61,220	7,792,082
CSX	212,368	7,872,482
Danaher	26,288	6,564,639
Darden Restaurants	48,309	8,074,849
Discover Financial Services	51,236	6,716,527
DraftKings Class A †	61,377	2,787,130
Eli Lilly & Co.	15,817	12,304,993
Home Depot	20,781	7,971,592
Howmet Aerospace	141,110	9,656,157
Ingersoll Rand	100,564	9,548,552
Intercontinental Exchange	55,910	7,683,711
Intuit	14,689	9,547,850
KLA	17,197	12,013,308
Lam Research	8,389	8,150,501
Mastercard Class A	26,741	12,877,663
Meta Platforms Class A	16,926	8,218,927
Microchip Technology	102,240	9,171,950
Microsoft	73,403	30,882,110
Netflix †	13,412	8,145,510
NVIDIA	20,362	18,398,289
Pinterest Class A †	148,317	5,142,150
Procter & Gamble	56,407	9,152,036
Salesforce	44,610	13,435,640
Schlumberger	84,244	4,617,414
Synopsys †	10,120	5,783,580
Thermo Fisher Scientific	11,134	6,471,192
UnitedHealth Group	17,470	8,642,409
137

Schedules of investments

Delaware Ivy Global Growth Fund

	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Vertex Pharmaceuticals †	22,932	$9,585,805
		350,699,851
Total Common Stocks (cost $356,463,907)		537,290,201

Preferred Stock – 0.72%Δ
Brazil – 0.72%
Petroleo Brasileiro 8.44% ω	522,304	3,905,252
Total Preferred Stock (cost $3,187,356)		3,905,252

Short-Term Investments – 0.70%
Money Market Mutual Funds – 0.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	957,282	957,282
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	957,282	957,282
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	957,282	957,282
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	957,282	957,282
Total Short-Term Investments (cost $3,829,128)		3,829,128
Total Value of Securities–100.33% (cost $363,480,391)		$545,024,581
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 101 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $7,241,897, which represents 1.33% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

138

Delaware Ivy High Income Fund	March 31, 2024
	Principal amount°	Value (US $)
Convertible Bond — 2.56%
New Cotai 5.00% exercise price $0.40, maturity date 2/2/27 <<, =	23,915,789	$60,940,343
Total Convertible Bond (cost $23,382,999)		60,940,343

Corporate Bonds — 80.05%
Automotive — 1.79%
Ford Motor 4.75% 1/15/43	9,515,000	7,910,317
Ford Motor Credit
6.80% 5/12/28	13,870,000	14,417,133
7.35% 3/6/30	4,855,000	5,179,331
Goodyear Tire & Rubber 5.25% 7/15/31	13,055,000	11,908,984
Wand NewCo 3 144A 7.625% 1/30/32 #	2,950,000	3,053,447
		42,469,212
Banking — 0.86%
Bank of Montreal 7.70% 5/26/84 µ	8,570,000	8,692,131
Barclays 9.625% 12/15/29 µ, ψ	11,165,000	11,867,301
		20,559,432
Basic Industry — 5.95%
Arsenal AIC Parent 144A 8.00% 10/1/30 #	7,545,000	7,930,814
Cleveland-Cliffs 144A 7.00% 3/15/32 #	16,390,000	16,626,840
CP Atlas Buyer 144A 7.00% 12/1/28 #	13,789,000	12,959,004
First Quantum Minerals
144A 6.875% 10/15/27 #	6,374,000	6,118,530
144A 8.625% 6/1/31 #	9,425,000	9,173,640
FMG Resources August 2006 144A 5.875% 4/15/30 #	13,205,000	13,004,023
NOVA Chemicals 144A 8.50% 11/15/28 #	2,745,000	2,925,124
Novelis 144A 4.75% 1/30/30 #	18,409,000	16,999,933
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	21,172,000	19,411,959
Standard Industries 144A 3.375% 1/15/31 #	23,240,000	19,510,993
Vibrantz Technologies 144A 9.00% 2/15/30 #	18,063,000	16,701,034
		141,361,894
Capital Goods — 5.75%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	8,075,311	2,710,785
Ardagh Metal Packaging Finance USA
144A 3.25% 9/1/28 #	6,896,000	5,964,222
144A 4.00% 9/1/29 #	8,080,000	6,521,662
Bombardier
144A 6.00% 2/15/28 #	9,468,000	9,323,847
144A 7.25% 7/1/31 #	5,675,000	5,693,648
144A 7.50% 2/1/29 #	9,720,000	10,019,901
144A 8.75% 11/15/30 #	4,630,000	4,949,590
Clydesdale Acquisition Holdings
144A 6.625% 4/15/29 #	3,010,000	3,010,666
144A 8.75% 4/15/30 #	8,380,000	8,242,436
Esab 144A 6.25% 4/15/29 #	5,105,000	5,135,288
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	18,385,000	18,743,526
144A 9.25% 4/15/27 #	6,690,000	6,644,274
Sealed Air
144A 5.00% 4/15/29 #	8,655,000	8,316,687
144A 7.25% 2/15/31 #	2,985,000	3,107,194
TransDigm
144A 6.625% 3/1/32 #	8,325,000	8,421,079
144A 6.875% 12/15/30 #	20,695,000	21,119,144
Wesco Aircraft Holdings 144A 8.50% 11/15/24 #, ‡	27,345,000	8,887,125
		136,811,074
Consumer Goods — 2.12%
Acushnet 144A 7.375% 10/15/28 #	7,734,000	8,021,264
Cerdia Finanz 144A 10.50% 2/15/27 #	12,495,000	13,017,991
Fiesta Purchaser 144A 7.875% 3/1/31 #	9,790,000	10,117,671
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	20,462,000	19,210,734
		50,367,660
Electric — 2.85%
Calpine
144A 4.625% 2/1/29 #	13,165,000	12,197,982
144A 5.00% 2/1/31 #	1,495,000	1,372,900
144A 5.125% 3/15/28 #	12,255,000	11,772,012
Vistra
144A 7.00% 12/15/26 #, µ, ψ	27,505,000	27,261,325
144A 8.00% 10/15/26 #, µ, ψ	14,795,000	15,154,400
		67,758,619
139

Schedules of investments

Delaware Ivy High Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 11.30%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	16,875,000	$16,104,666
144A 7.00% 11/1/26 #	8,882,000	8,910,350
Callon Petroleum
144A 7.50% 6/15/30 #	9,930,000	10,531,808
144A 8.00% 8/1/28 #	8,955,000	9,391,413
Civitas Resources 144A 8.625% 11/1/30 #	11,635,000	12,501,365
EQM Midstream Partners
144A 4.75% 1/15/31 #	20,804,000	19,366,036
6.50% 7/15/48	4,635,000	4,652,182
Genesis Energy
7.75% 2/1/28	11,885,000	11,953,838
8.00% 1/15/27	5,568,000	5,637,756
Hilcorp Energy I
144A 6.00% 4/15/30 #	20,775,000	20,360,291
144A 6.00% 2/1/31 #	1,905,000	1,859,418
144A 6.25% 4/15/32 #	8,530,000	8,419,201
Kodiak Gas Services 144A 7.25% 2/15/29 #	6,330,000	6,451,871
Murphy Oil 6.375% 7/15/28	27,202,000	27,403,077
Nabors Industries
144A 7.25% 1/15/26 #	2,885,000	2,869,072
144A 9.125% 1/31/30 #	8,815,000	9,171,981
NuStar Logistics
6.00% 6/1/26	10,678,000	10,637,597
6.375% 10/1/30	10,860,000	10,940,212
Transocean 144A 8.00% 2/1/27 #	17,099,000	16,983,667
USA Compression Partners
6.875% 4/1/26	3,570,000	3,568,894
6.875% 9/1/27	17,405,000	17,457,285
144A 7.125% 3/15/29 #	5,790,000	5,865,796
Vital Energy
144A 7.875% 4/15/32 #	4,610,000	4,686,769
9.75% 10/15/30	2,975,000	3,255,879
Weatherford International 144A 8.625% 4/30/30 #	18,925,000	19,772,726
		268,753,150
Financial Services — 2.19%
AerCap Holdings 5.875% 10/10/79 µ	26,710,000	26,539,251
Air Lease 4.65% 6/15/26 µ, ψ	14,260,000	13,499,895
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	12,604,000	12,151,766
		52,190,912
Healthcare — 7.97%
AthenaHealth Group 144A 6.50% 2/15/30 #	9,500,000	8,698,710
Avantor Funding 144A 3.875% 11/1/29 #	14,785,000	13,343,455
Bausch Health 144A 6.125% 2/1/27 #	12,880,000	8,037,700
Catalent Pharma Solutions
144A 3.125% 2/15/29 #	6,025,000	5,763,087
144A 3.50% 4/1/30 #	1,325,000	1,263,082
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	18,185,000	17,346,157
CHS
144A 4.75% 2/15/31 #	12,020,000	9,287,276
144A 5.25% 5/15/30 #	6,560,000	5,354,811
144A 6.125% 4/1/30 #	2,948,000	2,128,408
144A 6.875% 4/15/29 #	2,940,000	2,203,918
DaVita
144A 3.75% 2/15/31 #	8,365,000	7,010,891
144A 4.625% 6/1/30 #	5,075,000	4,546,915
Heartland Dental 144A 8.50% 5/1/26 #	13,150,000	13,052,073
Legacy LifePoint Health 144A 4.375% 2/15/27 #	9,095,000	8,674,177
Medline Borrower
144A 3.875% 4/1/29 #	14,286,000	13,012,567
144A 5.25% 10/1/29 #	20,381,000	19,279,071
Organon & Co. 144A 5.125% 4/30/31 #	14,270,000	12,697,980
Surgery Center Holdings 144A 7.25% 4/15/32 #	11,895,000	12,002,242
Tenet Healthcare
4.375% 1/15/30	16,530,000	15,291,929
6.125% 10/1/28	10,415,000	10,386,369
		189,380,818
Insurance — 5.41%
Ardonagh Finco 144A 7.75% 2/15/31 #	13,770,000	13,721,888
Howden UK Refinance
144A 7.25% 2/15/31 #	7,650,000	7,686,810
144A 8.125% 2/15/32 #	7,000,000	7,066,024
HUB International
144A 5.625% 12/1/29 #	12,750,000	11,967,165
144A 7.375% 1/31/32 #	11,530,000	11,614,849
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	17,390,000	18,142,205
144A 10.50% 12/15/30 #	9,340,000	9,878,778
NFP
144A 6.875% 8/15/28 #	20,781,000	21,062,333
144A 7.50% 10/1/30 #	6,740,000	7,106,393
Panther Escrow Issuer 144A 7.125% 6/1/31 #	11,615,000	11,818,379
140

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
USI 144A 7.50% 1/15/32 #	8,630,000	$8,656,684
		128,721,508
Leisure — 6.34%
Boyd Gaming 144A 4.75% 6/15/31 #	14,470,000	13,310,694
Caesars Entertainment
144A 6.50% 2/15/32 #	5,735,000	5,789,087
144A 7.00% 2/15/30 #	17,030,000	17,491,683
Carnival
144A 5.75% 3/1/27 #	11,663,000	11,550,575
144A 6.00% 5/1/29 #	24,605,000	24,293,370
Light & Wonder International 144A 7.25% 11/15/29 #	18,585,000	19,091,293
Royal Caribbean Cruises
144A 5.50% 4/1/28 #	31,976,000	31,625,188
144A 7.25% 1/15/30 #	6,055,000	6,295,305
Scientific Games Holdings 144A 6.625% 3/1/30 #	22,110,000	21,391,323
		150,838,518
Media — 9.63%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	8,939,000	8,429,313
AMC Networks 4.25% 2/15/29	16,881,000	11,976,516
Arches Buyer 144A 6.125% 12/1/28 #	18,049,000	15,140,023
CCO Holdings
144A 4.50% 8/15/30 #	10,995,000	9,221,201
144A 4.75% 2/1/32 #	13,515,000	11,042,951
144A 6.375% 9/1/29 #	24,785,000	23,530,698
CMG Media 144A 8.875% 12/15/27 #	24,397,000	16,188,393
CSC Holdings
144A 4.625% 12/1/30 #	26,866,000	13,664,295
144A 5.00% 11/15/31 #	11,141,000	5,644,114
144A 5.75% 1/15/30 #	12,893,000	6,835,459
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	16,035,000	8,675,515
Directv Financing 144A 5.875% 8/15/27 #	26,815,000	25,384,720
DISH DBS 144A 5.75% 12/1/28 #	23,485,000	16,184,218
Gray Television
144A 4.75% 10/15/30 #	15,965,000	10,482,996
144A 5.375% 11/15/31 #	17,180,000	11,281,666
Nexstar Media 144A 4.75% 11/1/28 #	15,495,000	14,133,444
Sirius XM Radio 144A 4.125% 7/1/30 #	24,060,000	21,047,524
		228,863,046
Retail — 2.90%
Asbury Automotive Group
144A 4.625% 11/15/29 #	366,000	338,129
4.75% 3/1/30	12,623,650	11,637,528
Bath & Body Works 6.875% 11/1/35	20,415,000	20,891,364
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	12,464,000	12,362,750
Murphy Oil USA 4.75% 9/15/29	3,385,000	3,213,068
PetSmart 144A 7.75% 2/15/29 #	20,951,000	20,413,236
		68,856,075
Services — 3.20%
GFL Environmental 144A 6.75% 1/15/31 #	8,680,000	8,906,227
SRS Distribution
144A 6.00% 12/1/29 #	6,390,000	6,534,331
144A 6.125% 7/1/29 #	6,415,000	6,548,567
Staples 144A 7.50% 4/15/26 #	13,987,000	13,664,414
United Rentals North America 3.875% 2/15/31	14,255,000	12,786,515
White Cap Buyer 144A 6.875% 10/15/28 #	17,234,000	16,923,927
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	10,700,000	10,698,904
		76,062,885
Technology & Electronics — 4.28%
Clarios Global 144A 8.50% 5/15/27 #	12,920,000	12,963,766
CommScope Technologies
144A 6.00% 6/15/25 #	7,061,000	6,149,778
Entegris 144A 5.95% 6/15/30 #	21,920,000	21,681,559
NCR Voyix
144A 5.00% 10/1/28 #	11,115,000	10,373,214
144A 5.125% 4/15/29 #	4,085,000	3,793,363
144A 5.25% 10/1/30 #	4,652,000	4,213,565
Seagate HDD Cayman
5.75% 12/1/34	7,135,000	6,985,629
144A 8.25% 12/15/29 #	6,515,000	7,006,909
Sensata Technologies 144A 4.00% 4/15/29 #	13,855,000	12,665,163
UKG 144A 6.875% 2/1/31 #	15,540,000	15,842,362
		101,675,308
Telecommunications — 6.94%
Altice France
144A 5.125% 7/15/29 #	11,143,000	7,544,910
144A 5.50% 10/15/29 #	5,739,000	3,901,303
Altice France Holding 144A 6.00% 2/15/28 #	19,526,000	5,577,813
Connect Finco 144A 6.75% 10/1/26 #	28,718,000	28,171,068
141

Schedules of investments

Delaware Ivy High Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
Consolidated Communications
144A 5.00% 10/1/28 #	3,650,000	$3,045,682
144A 6.50% 10/1/28 #	23,656,000	20,723,169
Frontier Communications Holdings
144A 5.00% 5/1/28 #	2,665,000	2,475,619
144A 5.875% 10/15/27 #	10,030,000	9,718,333
5.875% 11/1/29	5,789,667	4,898,406
144A 6.00% 1/15/30 #	3,564,000	3,022,726
144A 6.75% 5/1/29 #	15,295,000	13,647,497
144A 8.75% 5/15/30 #	4,190,000	4,291,011
Northwest Fiber 144A 4.75% 4/30/27 #	21,305,000	21,799,425
Sable International Finance 144A 5.75% 9/7/27 #	13,610,000	13,143,245
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	15,225,000	13,137,030
VZ Secured Financing 144A 5.00% 1/15/32 #	11,580,000	9,953,860
		165,051,097
Transportation — 0.57%
Air Canada 144A 3.875% 8/15/26 #	14,170,000	13,538,738
		13,538,738
Total Corporate Bonds (cost $1,978,441,775)		1,903,259,946

Loan Agreements — 11.29%
Basic Industry — 3.75%
CP Atlas Buyer Tranche B 9.18% (SOFR01M + 3.85%) 11/23/27 •	6,845,568	6,774,778
Foresight Energy Operating Tranche A 13.409% (SOFR03M + 8.10%) 6/30/27 <<, •	7,494,928	7,270,080
Form Technologies Tranche B 10.193% (SOFR03M + 4.85%) 7/22/25 •	35,846,664	34,278,373
Hexion Holdings 2nd Lien 12.868% (SOFR01M + 7.54%) 3/15/30 •	17,120,000	15,279,600
PMHC II 9.723% (SOFR03M + 4.25%) 4/23/29 •	2,890,653	2,864,539
Vantage Specialty Chemicals 1st Lien 10.068% (SOFR03M + 4.75%) 10/26/26 •	22,840,304	22,647,577
		89,114,947
Capital Goods — 1.49%
CD&R Hydra Buyer TBD 3/14/31 X	11,935,000	11,964,838
Hunter Douglas Holding Tranche B-1 8.824% (SOFR03M + 3.50%) 2/26/29 •	7,073,365	7,004,286
SPX Flow 9.927% (SOFR01M + 4.60%) 4/5/29 •	16,451,407	16,539,833
		35,508,957
Energy — 0.25%
Parkway Generation Tranche B 10.324% (SOFR03M + 5.01%) 2/18/29 •	5,324,413	5,317,757
Parkway Generation Tranche C 10.324% (SOFR03M + 5.01%) 2/18/29 •	670,422	669,584
		5,987,341
Financial Services — 1.07%
Amynta Agency Borrower 9.552% (SOFR03M + 4.25%) 2/28/28 •	25,294,181	25,393,562
		25,393,562
Healthcare — 1.01%
Bausch & Lomb 8.677% (SOFR01M + 3.35%) 5/10/27 •	12,301,098	12,195,666
Cotiviti Holdings TBD 2/21/31 X	11,745,000	11,764,579
		23,960,245
Media — 0.27%
Advantage Sales & Marketing Tranche B-1 10.092% (SOFR03M + 4.76%) 10/28/27 •	6,361,196	6,381,513
		6,381,513
Services — 0.66%
Pre Paid Legal Services 2nd Lien 12.445% (SOFR01M + 7.11%) 12/14/29 •	734,441	719,752
SWF Holdings I 9.445% (SOFR01M + 4.11%) 10/6/28 •	16,156,573	14,901,547
		15,621,299
Technology & Electronics — 2.44%
Applied Systems 2nd Lien 10.559% (SOFR03M + 5.25%) 2/23/32 •	11,131,000	11,544,939
Commscope 8.695% (SOFR01M + 3.36%) 4/6/26 •	6,246,605	5,694,824
142

	Principal amount°	Value (US $)
Loan Agreements (continued)
Technology & Electronics (continued)
INDICOR Tranche B 9.302% (SOFR03M + 4.00%) 11/22/29 •	23,155,695	$23,304,563
UKG 2nd Lien 10.68% (SOFR03M + 5.35%) 5/3/27 •	17,415,138	17,562,087
		58,106,413
Telecommunications — 0.35%
MLN US HoldCo 1st Lien 12.11% (SOFR03M + 6.80%) 10/18/27 •	32,191,651	6,438,330
MLN US HoldCo Tranche B 14.66% (SOFR03M + 9.35%) 10/18/27 •	13,596,147	1,869,470
		8,307,800
Total Loan Agreements (cost $299,950,679)		268,382,077

	Number of shares
Common Stocks — 3.95%
Basic Industry — 0.87%
BIS Industries Holdings <<, =, †	19,682,813	0
Foresight Energy <<, =	1,117,414	20,694,501
Westmoreland Coal =, †	4,238	7,416
		20,701,917
Consumer Goods — 0.00%
ASG Warrant =, †	19,688	0
		0
Energy — 0.02%
Maritime Finance <<, =, †	1,750,000	600,075
Sabine Oil & Gas Holdings =, †	5,385	6,671
		606,746
Financial Services — 0.87%
New Cotai <<, =, †	20,316,462	20,707,528
		20,707,528
Leisure — 1.65%
Studio City International Holdings †	3,843,131	26,632,898
Studio City International Holdings ADR †	1,820,808	12,618,199
		39,251,097
Retail — 0.53%
True Religion Apparel <<, =, †	395	12,513,477
		12,513,477
Utilities — 0.01%
Larchmont Resources <<, =, †	18,338	214,011
		214,011
Total Common Stocks (cost $302,066,633)		93,994,776

Preferred Stock — 0.09%
True Religion Apparel 6.25% <<, =, †, ω	410	2,050,430
Total Preferred Stock (cost $6,748,583)		2,050,430

Warrants — 0.03%
California Resources †	40,269	787,661
Total Warrants (cost $3,503,208)		787,661

Short-Term Investments — 2.38%
Money Market Mutual Funds — 2.38%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	14,132,768	14,132,768
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	14,132,767	14,132,767
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	14,132,767	14,132,767
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	14,132,768	14,132,768
Total Short-Term Investments (cost $56,531,070)		56,531,070
Total Value of Securities—100.35% (cost $2,670,624,947)		$2,385,946,303
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
143

Schedules of investments

Delaware Ivy High Income Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $1,609,671,559, which represents 67.70% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2024. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
‡	Non-income producing security. Security is currently in default.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after March 31, 2024, at which time the interest rate, based on the SOFR and the agreed upon spread on trade date, will be determined.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

PIK – Payment-in-kind

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TBD – To be determined

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

144

Delaware Ivy International Core Equity Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks – 95.01%Δ
Austria – 1.66%
Mondi	1,255,172	$22,107,725
		22,107,725
Brazil – 5.30%
Banco do Brasil	2,958,929	33,439,426
MercadoLibre †	24,514	37,064,187
		70,503,613
Canada – 2.83%
Dollarama	492,887	37,548,270
		37,548,270
China – 4.02%
Alibaba Group Holding ADR	194,356	14,063,600
Budweiser Brewing 144A #	9,406,200	13,844,488
China Mengniu Dairy	5,016,000	10,766,562
H World Group ADR	381,677	14,770,900
		53,445,550
Denmark – 3.97%
Genmab †	58,996	17,688,692
Novo Nordisk Class B	273,454	35,076,877
		52,765,569
France – 14.71%
Airbus	220,142	40,546,034
BNP Paribas	389,050	27,643,193
L'Oreal	39,974	18,917,198
LVMH Moet Hennessy Louis Vuitton	27,747	24,956,685
Thales	209,579	35,735,785
TotalEnergies	424,768	29,085,823
Vinci	145,758	18,675,131
		195,559,849
Germany – 10.47%
Deutsche Telekom	1,406,299	34,136,678
Heidelberg Materials	145,424	15,995,005
KION Group	410,314	21,593,309
SAP	172,491	33,582,147
Siemens	106,672	20,365,103
Siemens Healthineers 144A #, †	220,564	13,496,834
		139,169,076
India – 6.93%
Axis Bank	1,921,762	24,129,603
Bharti Airtel	1,429,215	21,053,728
ICICI Bank	2,039,033	26,729,112
NTPC	5,010,127	20,172,065
		92,084,508
Ireland – 2.11%
Experian	186,269	8,120,334
ICON †	59,396	19,954,086
		28,074,420
Japan – 12.03%
Asahi Group Holdings	674,800	24,713,246
Mitsubishi UFJ Financial Group	3,210,500	32,554,614
Mitsui Chemicals	648,700	18,966,483
Renesas Electronics	1,673,800	29,676,835
Seven & i Holdings	1,878,000	27,292,905
Tokio Marine Holdings	855,153	26,691,755
		159,895,838
Netherlands – 7.62%
Adyen 144A #, †	18,169	30,735,349
ASML Holding	28,217	27,160,273
ING Groep	1,076,686	17,709,490
Shell	768,262	25,656,725
		101,261,837
Republic of Korea – 4.54%
KB Financial Group	540,603	28,229,817
LG	108,492	7,059,535
SK Hynix	189,126	25,034,171
		60,323,523
Singapore – 0.90%
Sea ADR †	223,757	12,017,989
		12,017,989
Spain – 2.71%
Banco Bilbao Vizcaya Argentaria	3,023,490	36,011,290
		36,011,290
Switzerland – 2.45%
Alcon	253,062	21,077,534
Nestle	108,017	11,468,235
		32,545,769
Taiwan – 3.59%
Taiwan Semiconductor
Manufacturing	1,985,000	47,696,814
		47,696,814
United Kingdom – 4.17%
AstraZeneca ADR	332,994	22,560,344
Haleon	4,560,110	19,171,713
HSBC Holdings	1,758,259	13,736,765
		55,468,822
United States – 5.00%
Freshworks Class A †	778,449	14,175,556
Newmont	393,003	13,755,153
Schlumberger	264,439	14,493,902
145

Schedules of investments

Delaware Ivy International Core Equity Fund

	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Stellantis	846,726	$24,047,633
		66,472,244
Total Common Stocks (cost $986,348,320)		1,262,952,706

Preferred Stocks – 2.51%Δ
Brazil – 1.47%
Petroleo Brasileiro 8.44% ω	2,609,407	19,510,460
		19,510,460
Germany – 1.04%
Sartorius 0.22% ω	34,957	13,901,145
		13,901,145
Total Preferred Stocks (cost $27,841,449)		33,411,605

Short-Term Investments – 0.42%
Money Market Mutual Funds – 0.42%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	1,385,125	1,385,125
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	1,385,126	1,385,126
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	1,385,126	1,385,126
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	1,385,125	1,385,125
Total Short-Term Investments (cost $5,540,502)		5,540,502
Total Value of Securities–97.94% (cost $1,019,730,271)		$1,301,904,813
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 103 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $58,076,671, which represents 4.37% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

146

Delaware Ivy Large Cap Growth Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 99.48%t
Communication Services — 8.48%
Alphabet Class A †	2,584,075	$390,014,440
Alphabet Class C †	403,278	61,403,108
Electronic Arts	946,392	125,557,827
		576,975,375
Consumer Discretionary — 12.51%
Amazon.com †	2,519,193	454,412,033
Booking Holdings	24,091	87,399,257
Ferrari	283,431	123,558,910
Home Depot	86,789	33,292,260
LVMH Moet Hennessy Louis Vuitton ADR	683,156	123,671,731
NIKE Class B	309,324	29,070,270
		851,404,461
Consumer Staples — 2.32%
Coca-Cola	2,582,675	158,008,056
		158,008,056
Financials — 10.69%
Intercontinental Exchange	1,440,092	197,911,844
S&P Global	324,407	138,018,958
Visa Class A	1,401,786	391,210,437
		727,141,239
Healthcare — 11.50%
Cooper	1,063,120	107,864,155
Danaher	741,004	185,043,519
Intuitive Surgical †	277,675	110,817,316
UnitedHealth Group	515,924	255,227,603
Veeva Systems Class A †	304,804	70,620,039
Zoetis	311,049	52,632,601
		782,205,233
Industrials — 8.49%
Broadridge Financial Solutions	587,488	120,352,792
Equifax	560,621	149,977,330
JB Hunt Transport Services	326,487	65,052,535
TransUnion	423,400	33,787,320
Verisk Analytics	227,330	53,588,501
Waste Connections	902,936	155,314,021
		578,072,499
Information Technology — 42.18%
Adobe †	99,638	50,277,335
Apple	2,303,901	395,072,944
Autodesk †	289,322	75,345,235
Intuit	302,354	196,530,100
Microsoft	2,240,337	942,554,583
Motorola Solutions	648,635	230,252,452
NVIDIA	608,241	549,582,238
Salesforce	578,785	174,318,466
Taiwan Semiconductor Manufacturing ADR	373,228	50,777,669
VeriSign †	1,083,477	205,329,726
		2,870,040,748
Real Estate — 3.31%
CoStar Group †	2,333,570	225,422,862
		225,422,862
Total Common Stocks (cost $2,707,828,842)		6,769,270,473
Total Value of Securities—99.48% (cost $2,707,828,842)		$6,769,270,473
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

147

Schedules of investments

Delaware Ivy Managed International Opportunities Fund	March 31, 2024
	Number of shares	Value (US $)
Affiliated Mutual Funds — 99.44%<<
Global / International Equity Funds — 99.44%
Delaware International Equity Fund II Class R6	513,212	$8,288,374
Delaware Ivy International Core Equity Fund Class R6	1,174,856	24,953,932
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6	418,383	8,150,099
Total Affiliated Mutual Funds (cost $29,076,538)		41,392,405

Short-Term Investments — 0.51%
Money Market Mutual Funds — 0.51%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	52,945	52,945
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	52,945	52,945
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	52,945	52,945
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	52,945	52,945
Total Short-Term Investments (cost $211,780)		211,780
Total Value of Securities—99.95% (cost $29,288,318)		$41,604,185
<<	Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

148

Delaware Ivy Mid Cap Growth Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 98.45%t
Communication Services — 5.25%
Pinterest Class A †	5,215,297	$180,814,347
Trade Desk Class A †	1,682,316	147,068,065
		327,882,412
Consumer Discretionary — 11.19%
Five Below †	156,541	28,393,407
Floor & Decor Holdings Class A †	1,185,238	153,630,550
Fox Factory Holding †	372,954	19,419,715
Levi Strauss & Co. Class A	3,799,049	75,942,989
Lululemon Athletica †	105,498	41,212,794
National Vision Holdings †	2,012,320	44,593,011
On Holding Class A †	3,105,897	109,886,636
Pool	325,961	131,525,263
Vail Resorts	423,964	94,471,898
		699,076,263
Consumer Staples — 2.25%
Brown-Forman Class B	1,537,309	79,355,890
Casey's General Stores	111,877	35,627,231
Celsius Holdings †	308,685	25,596,160
		140,579,281
Financials — 5.64%
Blue Owl Capital	2,668,904	50,335,529
FactSet Research Systems	160,925	73,122,711
Kinsale Capital Group	114,004	59,822,459
LPL Financial Holdings	124,081	32,782,200
MarketAxess Holdings	620,520	136,049,010
		352,111,909
Healthcare — 24.23%
Agilent Technologies	614,463	89,410,511
Align Technology †	299,256	98,132,028
Bio-Techne	1,433,798	100,925,041
Cooper	1,004,971	101,964,358
Dexcom †	1,222,092	169,504,160
Edwards Lifesciences †	1,017,462	97,228,669
GE HealthCare Technologies	1,082,717	98,429,802
IDEXX Laboratories †	227,908	123,054,366
Inspire Medical Systems †	310,442	66,679,837
Intuitive Surgical †	294,875	117,681,664
Ionis Pharmaceuticals †	995,279	43,145,345
Mettler-Toledo International †	56,137	74,734,627
Repligen †	682,188	125,468,017
Veeva Systems Class A †	498,844	115,577,166
West Pharmaceutical Services	231,056	91,431,170
		1,513,366,761
Industrials — 16.74%
A O Smith	1,054,472	94,333,065
Copart †	1,882,172	109,015,402
Fastenal	1,515,503	116,905,902
Generac Holdings †	770,344	97,171,192
HEICO Class A	763,392	117,516,565
Howmet Aerospace	1,382,640	94,614,055
Lincoln Electric Holdings	366,604	93,645,326
Rollins	1,613,745	74,667,981
Trex †	1,102,353	109,959,712
Westinghouse Air Brake Technologies	454,677	66,237,345
WillScot Mobile Mini Holdings †	1,536,524	71,448,366
		1,045,514,911
Information Technology — 26.77%
Coherent †	1,628,544	98,722,337
Crowdstrike Holdings Class A †	382,527	122,634,331
DoubleVerify Holdings †	1,754,347	61,682,841
HubSpot †	145,665	91,267,863
Keysight Technologies †	529,451	82,795,547
Lattice Semiconductor †	998,344	78,100,451
Microchip Technology	1,281,878	114,997,275
MongoDB †	200,713	71,983,710
Monolithic Power Systems	256,714	173,903,198
Novanta †	496,919	86,846,534
Onto Innovation †	67,788	12,275,051
Teradyne	1,088,085	122,768,631
Trimble †	1,658,653	106,750,907
Tyler Technologies †	274,993	116,874,775
Universal Display	625,925	105,437,066
Workday Class A †	270,861	73,877,338
Workiva †	803,253	68,115,854
Zebra Technologies Class A †	274,673	82,797,429
		1,671,831,138
Materials — 1.61%
Martin Marietta Materials	163,697	100,500,136
		100,500,136
Real Estate — 4.77%
CoStar Group †	3,085,635	298,072,341
		298,072,341
Total Common Stocks (cost $4,183,145,394)		6,148,935,152

Short-Term Investments — 1.66%
Money Market Mutual Funds — 1.66%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	25,989,142	25,989,142
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	25,989,142	25,989,142
149

Schedules of investments

Delaware Ivy Mid Cap Growth Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	25,989,142	$25,989,142
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	25,989,141	25,989,141
Total Short-Term Investments (cost $103,956,567)		103,956,567
Total Value of Securities—100.11% (cost $4,287,101,961)		$6,252,891,719
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

150

Delaware Ivy Mid Cap Income Opportunities Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 98.80%t
Consumer Discretionary — 20.24%
Darden Restaurants	191,360	$31,985,824
Garmin	227,759	33,906,483
Polaris	360,462	36,089,456
Service Corp. International	452,739	33,597,761
Tractor Supply	129,981	34,018,627
Travel + Leisure	710,498	34,785,982
Vail Resorts	147,528	32,873,664
		237,257,797
Consumer Staples — 8.93%
Clorox	221,992	33,989,195
McCormick & Co.	486,070	37,335,037
Sysco	411,576	33,411,739
		104,735,971
Financials — 11.64%
Ares Management Class A	250,244	33,277,447
Arthur J Gallagher & Co.	130,565	32,646,473
Discover Financial Services	265,625	34,820,781
First American Financial	585,272	35,730,856
		136,475,557
Healthcare — 5.78%
Quest Diagnostics	258,863	34,457,254
Royalty Pharma Class A	1,098,573	33,363,662
		67,820,916
Industrials — 25.95%
Broadridge Financial Solutions	163,634	33,522,061
Fastenal	430,178	33,183,931
L3Harris Technologies	157,397	33,541,301
nVent Electric	459,022	34,610,259
Paychex	271,607	33,353,339
Rollins	713,381	33,008,139
Snap-on	114,406	33,889,345
Stanley Black & Decker	357,234	34,983,926
Watsco	78,950	34,104,031
		304,196,332
Information Technology — 11.72%
Microchip Technology	378,171	33,925,720
NetApp	319,874	33,577,174
Seagate Technology Holdings	382,151	35,559,151
TE Connectivity	236,380	34,331,831
		137,393,876
Materials — 14.54%
Avery Dennison	154,329	34,453,949
Packaging Corp of America	181,346	34,415,844
PPG Industries	232,406	33,675,629
RPM International	283,692	33,745,164
Sonoco Products	590,449	34,151,570
		170,442,156
Total Common Stocks (cost $764,042,820)		1,158,322,605

Short-Term Investments — 1.02%
Money Market Mutual Funds — 1.02%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	2,989,975	2,989,975
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	2,989,975	2,989,975
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	2,989,976	2,989,976
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	2,989,976	2,989,976
Total Short-Term Investments (cost $11,959,902)		11,959,902
Total Value of Securities—99.82% (cost $776,002,722)		$1,170,282,507
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.

See accompanying notes, which are an integral part of the financial statements.

151

Schedules of investments

Delaware Ivy Small Cap Growth Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 99.40%
Communication Services — 1.17%
IMAX †	1,007,215	$16,286,667
		16,286,667
Consumer Discretionary — 15.52%
Abercrombie & Fitch Class A †	196,173	24,586,362
Acushnet Holdings	234,835	15,487,368
First Watch Restaurant Group †	603,433	14,856,521
Installed Building Products	80,237	20,759,719
Light & Wonder †	214,005	21,847,770
Meritage Homes	136,600	23,967,836
Modine Manufacturing †	67,370	6,412,950
Red Rock Resorts Class A	531,695	31,805,995
Texas Roadhouse	168,453	26,020,935
Wingstop	80,220	29,392,608
		215,138,064
Consumer Staples — 4.69%
BellRing Brands †	397,113	23,441,580
elf Beauty †	132,264	25,927,712
MGP Ingredients	181,155	15,602,880
		64,972,172
Energy — 2.43%
Cactus Class A	277,191	13,884,497
Weatherford International †	171,425	19,785,874
		33,670,371
Financials — 5.65%
Flywire †	955,145	23,697,147
Houlihan Lokey	214,810	27,536,494
Kinsale Capital Group	39,090	20,512,087
WisdomTree	718,545	6,603,428
		78,349,156
Healthcare — 21.54%
Acadia Healthcare †	246,730	19,545,951
ACADIA Pharmaceuticals †	241,693	4,468,903
ANI Pharmaceuticals †	138,860	9,599,392
Axsome Therapeutics †	199,260	15,900,948
CryoPort †	702,841	12,440,286
Encompass Health	205,631	16,981,008
Evolent Health Class A †	681,363	22,341,893
Halozyme Therapeutics †	255,432	10,390,974
Harmony Biosciences Holdings †	194,863	6,543,499
HealthEquity †	208,757	17,040,834
Insmed †	576,882	15,650,809
Integer Holdings †	152,721	17,819,486
Intra-Cellular Therapies †	96,941	6,708,317
Madrigal Pharmaceuticals †	19,688	5,257,483
NeoGenomics †	710,769	11,173,289
Option Care Health †	592,241	19,863,763
Progyny †	866,959	33,074,486
TransMedics Group †	194,400	14,373,936
Vericel †	636,774	33,124,983
Viking Therapeutics †	76,927	6,308,014
		298,608,254
Industrials — 22.52%
ACV Auctions Class A †	748,984	14,058,430
AeroVironment †	144,776	22,191,265
CBIZ †	365,174	28,666,159
Clean Harbors †	149,266	30,048,738
Construction Partners Class A †	183,379	10,296,731
EnerSys	74,997	7,084,217
Federal Signal	410,448	34,834,722
Kirby †	196,293	18,710,649
Legalzoom.com †	1,304,572	17,402,990
NEXTracker Class A †	213,547	12,016,290
Parsons †	414,935	34,418,858
Paycor HCM †	791,438	15,385,555
SiteOne Landscape Supply †	129,906	22,675,092
Trex †	260,292	25,964,127
Verra Mobility †	741,233	18,508,588
		312,262,411
Information Technology — 23.57%
Advanced Energy Industries	122,886	12,531,914
Allegro MicroSystems †	93,166	2,511,755
Box Class A †	270,940	7,673,021
Braze Class A †	342,807	15,186,350
CyberArk Software †	202,931	53,904,562
Descartes Systems Group †	140,115	12,824,726
DoubleVerify Holdings †	760,164	26,727,366
Harmonic †	641,204	8,617,782
Instructure Holdings †	486,313	10,397,372
Monday.com †	86,661	19,574,120
Onto Innovation †	164,654	29,815,546
OSI Systems †	19,032	2,718,150
Rambus †	362,716	22,419,476
Sprout Social Class A †	550,244	32,855,069
Super Micro Computer †	18,089	18,270,433
Tenable Holdings †	520,804	25,743,342
Varonis Systems †	531,362	25,064,346
		326,835,330
Materials — 2.31%
ATI †	625,203	31,991,638
		31,991,638
Total Common Stocks (cost $1,056,664,195)		1,378,114,063
152

	Number of shares	Value (US $)
Short-Term Investments — 0.47%
Money Market Mutual Funds — 0.47%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	1,622,265	$1,622,265
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	1,622,264	1,622,264
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	1,622,264	1,622,264
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	1,622,265	1,622,265
Total Short-Term Investments (cost $6,489,058)		6,489,058
Total Value of Securities—99.87% (cost $1,063,153,253)		$1,384,603,121
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

153

Schedules of investments

Delaware Ivy Smid Cap Core Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 98.35%
Basic Materials — 8.74%
Beacon Roofing Supply †	47,743	$4,679,769
Boise Cascade	34,132	5,234,825
Huntsman	161,229	4,196,791
Kaiser Aluminum	22,824	2,039,553
Minerals Technologies	52,499	3,952,125
Reliance	14,835	4,957,560
Summit Materials Class A †	44,459	1,981,537
Westrock	53,592	2,650,124
		29,692,284
Business Services — 5.04%
ABM Industries	48,115	2,146,891
Aramark	70,325	2,286,969
ASGN †	29,604	3,101,315
Casella Waste Systems Class A †	19,783	1,955,945
Clean Harbors †	15,356	3,091,317
Vestis	35,162	677,572
WillScot Mobile Mini Holdings †	82,686	3,844,899
		17,104,908
Capital Goods — 11.72%
Ameresco Class A †	32,280	778,916
API Group †	18,416	723,196
Applied Industrial Technologies	6,227	1,230,144
Carlisle	10,346	4,054,080
Chart Industries †	11,956	1,969,392
Coherent †	51,151	3,100,774
Federal Signal	35,854	3,042,929
Gates Industrial †	66,428	1,176,440
Graco	27,723	2,590,992
Kadant	6,970	2,286,857
KBR	49,472	3,149,387
Lincoln Electric Holdings	19,076	4,872,773
Quanta Services	6,855	1,780,929
Tetra Tech	14,590	2,694,919
WESCO International	21,881	3,747,778
Zurn Elkay Water Solutions	77,714	2,601,088
		39,800,594
Consumer Discretionary — 5.15%
BJ's Wholesale Club Holdings †	36,415	2,754,795
Dick's Sporting Goods	23,425	5,267,346
Five Below †	20,746	3,762,909
Malibu Boats Class A †	41,801	1,809,147
Steven Madden	92,002	3,889,845
		17,484,042
Consumer Services — 2.40%
Brinker International †	44,900	2,230,632
Jack in the Box	15,067	1,031,788
Texas Roadhouse	20,588	3,180,228
Wendy's	91,463	1,723,163
		8,165,811
Consumer Staples — 2.99%
Casey's General Stores	13,787	4,390,470
Helen of Troy †	11,951	1,377,233
J & J Snack Foods	15,651	2,262,509
YETI Holdings †	55,605	2,143,573
		10,173,785
Credit Cyclicals — 3.28%
BorgWarner	56,412	1,959,753
KB Home	30,464	2,159,288
La-Z-Boy	39,542	1,487,570
Taylor Morrison Home †	34,465	2,142,689
Toll Brothers	26,179	3,386,777
		11,136,077
Energy — 4.96%
Chesapeake Energy	61,684	5,479,390
Liberty Energy	273,694	5,670,940
Permian Resources	83,633	1,476,959
Southwestern Energy †	557,030	4,222,287
		16,849,576
Financials — 13.40%
Axis Capital Holdings	49,026	3,187,671
Columbia Banking System	136,823	2,647,525
East West Bancorp	66,113	5,230,199
Essent Group	55,944	3,329,227
Hamilton Lane Class A	26,325	2,968,407
Kemper	63,473	3,930,248
Pinnacle Financial Partners	28,230	2,424,392
Primerica	10,034	2,538,201
Reinsurance Group of America	22,971	4,430,647
SouthState	33,314	2,832,689
Stifel Financial	56,327	4,403,082
Valley National Bancorp	214,857	1,710,262
Webster Financial	74,332	3,773,836
WSFS Financial	46,930	2,118,420
		45,524,806
Healthcare — 13.56%
Amicus Therapeutics †	126,400	1,488,992
Apellis Pharmaceuticals †	39,112	2,299,003
Azenta †	30,339	1,828,835
Bio-Techne	31,658	2,228,407
Blueprint Medicines †	32,112	3,046,144
Catalent †	29,975	1,692,089
Encompass Health	35,844	2,959,998
Exact Sciences †	26,384	1,822,079
Halozyme Therapeutics †	58,161	2,365,989
Insmed †	67,843	1,840,581
154

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Inspire Medical Systems †	9,354	$2,009,146
Intra-Cellular Therapies †	26,711	1,848,401
Lantheus Holdings †	28,733	1,788,342
Ligand Pharmaceuticals †	21,783	1,592,337
Natera †	41,403	3,786,718
Neurocrine Biosciences †	28,473	3,926,996
OmniAb 12.5 =, †	10,854	0
OmniAb 15 =, †	10,854	0
Repligen †	14,116	2,596,215
Shockwave Medical †	10,864	3,537,644
Supernus Pharmaceuticals †	44,702	1,524,785
Travere Therapeutics †	68,056	524,712
Ultragenyx Pharmaceutical †	29,397	1,372,546
		46,079,959
Media — 1.68%
IMAX †	93,836	1,517,328
Interpublic Group	80,822	2,637,222
Nexstar Media Group	9,041	1,557,674
		5,712,224
Real Estate Investment Trusts — 6.08%
Brixmor Property Group	135,917	3,187,254
Camden Property Trust	32,243	3,172,711
First Industrial Realty Trust	75,803	3,982,690
Healthpeak Properties	80,562	1,510,537
Jones Lang LaSalle †	10,621	2,072,051
Kite Realty Group Trust	123,509	2,677,675
National Storage Affiliates Trust	59,958	2,347,955
Terreno Realty	25,733	1,708,671
		20,659,544
Technology — 14.25%
Atkore	7,693	1,464,439
Box Class A †	44,589	1,262,760
DoubleVerify Holdings †	59,297	2,084,883
Dynatrace †	50,445	2,342,666
ExlService Holdings †	102,017	3,244,141
Guidewire Software †	24,543	2,864,414
MACOM Technology Solutions Holdings †	33,274	3,182,325
MaxLinear †	60,075	1,121,600
Procore Technologies †	30,903	2,539,299
PTC †	29,247	5,525,928
Q2 Holdings †	49,751	2,614,913
Rapid7 †	22,992	1,127,528
Regal Rexnord	14,816	2,668,362
Semtech †	69,183	1,901,841
Silicon Laboratories †	15,747	2,263,159
Smartsheet Class A †	38,766	1,492,491
Sprout Social Class A †	20,821	1,243,222
SPS Commerce †	4,227	781,572
Varonis Systems †	63,773	3,008,172
WNS Holdings †	43,208	2,183,300
Workiva †	14,346	1,216,541
Yelp †	35,700	1,406,580
Ziff Davis †	13,826	871,591
		48,411,727
Transportation — 3.59%
Allegiant Travel	13,837	1,040,681
ArcBest	4,965	707,512
Kirby †	40,719	3,881,335
Knight-Swift Transportation Holdings	50,462	2,776,419
Saia †	1,284	751,140
Werner Enterprises	53,923	2,109,468
XPO †	7,656	934,262
		12,200,817
Utilities — 1.51%
Black Hills	45,538	2,486,375
Spire	43,134	2,647,133
		5,133,508
Total Common Stocks (cost $274,834,556)		334,129,662

Short-Term Investments — 1.84%
Money Market Mutual Funds — 1.84%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	1,563,691	1,563,691
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	1,563,691	1,563,691
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	1,563,691	1,563,691
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	1,563,689	1,563,689
Total Short-Term Investments (cost $6,254,762)		6,254,762
Total Value of Securities—100.19% (cost $281,089,318)		$340,384,424
†	Non-income producing security.
155

Schedules of investments

Delaware Ivy Smid Cap Core Fund

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.” See accompanying notes, which are an integral part of the financial statements.
156

Delaware Ivy Systematic Emerging Markets Equity Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 98.72%t
Communication Services — 10.13%
37 Interactive Entertainment Network Technology Group Class A	200,100	$488,383
Baidu Class A †	324,950	4,263,804
Bharti Airtel	328,975	4,846,122
China United Network Communications Class A	1,392,900	888,456
Kuaishou Technology 144A #, †	246,800	1,546,658
NetEase	1,118,700	23,269,029
Saudi Telecom	674,415	7,120,873
Sitios Latinoamerica †	1	0
Tencent Holdings	732,220	28,421,014
Tencent Music Entertainment
Group ADR †	128,377	1,436,539
Turkcell Iletisim Hizmetleri	2,263,001	4,787,716
		77,068,594
Consumer Discretionary — 15.93%
Alibaba Group Holding	1,332,900	11,963,386
ANTA Sports Products	49,600	527,248
Bajaj Auto	227,842	24,991,251
Geely Automobile Holdings	2,135,000	2,520,461
Hero MotoCorp	34,487	1,952,675
Hyundai Motor	57,188	10,067,637
JD.com Class A	382,161	5,268,391
Kia	295,507	24,584,426
LG Electronics	20,555	1,477,975
Li Auto Class A †	170,400	2,640,831
Maruti Suzuki India	23,106	3,490,827
Meituan Class B 144A #, †	678,112	8,386,621
Naspers Class N	20,406	3,617,432
PDD Holdings ADR †	66,705	7,754,456
Tata Motors	159,222	1,895,334
Tofas Turk Otomobil Fabrikasi	183,208	1,545,599
Vibra Energia	1,049,814	5,232,953
Vipshop Holdings ADR	199,512	3,301,924
		121,219,427
Consumer Staples — 6.53%
Ambev	3,131,497	7,817,191
BIM Birlesik Magazalar	239,555	2,604,463
China Resources Beer Holdings	488,000	2,247,684
Chongqing Brewery Class A	36,601	327,145
Fix Price Group GDR 144A #, =	1,489,220	0
Hindustan Unilever	101,548	2,756,994
ITC	2,063,058	10,595,736
Jiangsu Yanghe Brewery Joint- Stock Class A	45,900	626,188
Kweichow Moutai Class A	15,101	3,555,399
Shanxi Xinghuacun Fen Wine Factory Class A	85,015	2,883,061
Wal-Mart de Mexico	3,400,169	13,703,349
Wuliangye Yibin Class A	122,161	2,587,752
		49,704,962
Energy — 6.40%
China Petroleum & Chemical
Class H	3,856,000	2,187,410
China Shenhua Energy Class A	479,592	2,564,035
China Shenhua Energy Class H	1,373,000	5,394,186
Coal India	1,532,836	7,978,227
LUKOIL PJSC =	276,569	0
Oil & Natural Gas	372,571	1,197,418
PetroChina Class H	5,788,000	4,947,261
Petroleo Brasileiro	318,171	2,431,610
Prio	369,976	3,583,649
PTT Exploration & Production	764,600	3,143,268
Reliance Industries	137,663	4,905,047
Shaanxi Coal Industry Class A	1,611,000	5,572,505
Shanxi Coking Coal Energy Group Class A	480,700	679,070
Shanxi Lu'an Environmental Energy Development Class A	921,000	2,554,988
Ultrapar Participacoes	271,174	1,543,649
		48,682,323
Financials — 23.17%
Agricultural Bank of China Class A	9,601,600	5,539,806
Axis Bank	530,355	6,659,126
Banco do Brasil	857,435	9,690,038
Bank Central Asia	27,910,500	17,735,622
Bank of China Class A	6,168,879	3,738,482
Bank of China Class H	34,464,000	14,222,581
Bank Rakyat Indonesia Persero	48,301,000	18,430,845
BB Seguridade Participacoes	846,206	5,498,635
China Construction Bank Class A	3,020,500	2,854,397
China Construction Bank Class H	14,375,000	8,668,822
China Life Insurance Class H	829,000	994,558
FirstRand	4,345,437	14,162,821
Grupo Financiero Banorte Class O	983,000	10,428,687
ICICI Bank	2,175,723	28,520,943
Industrial & Commercial Bank of China Class H	12,798,000	6,442,413
Jio Financial Services †	434,439	1,842,664
Kasikornbank	442,300	1,503,123
KB Financial Group	78,074	4,076,956
Ping An Insurance Group Co. of China Class H	337,500	1,425,133
157

Consolidated schedules of investments

Delaware Ivy Systematic Emerging Markets Equity Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Powszechna Kasa Oszczednosci Bank Polski	738,549	$10,972,010
Saudi National Bank	120,000	1,305,426
Sberbank of Russia PJSC =	4,129,544	0
Union Bank of India	903,458	1,662,790
		176,375,878
Healthcare — 0.32%
Shenzhen Mindray Bio-Medical Electronics Class A	62,200	2,408,755
		2,408,755
Industrials — 3.48%
COSCO SHIPPING Holdings Class A	515,300	740,069
Eva Airways	2,436,000	2,405,287
Evergreen Marine Taiwan	503,200	2,767,297
Hindustan Aeronautics	54,863	2,188,534
KOC Holding	1,072,958	6,750,272
Larsen & Toubro	257,948	11,641,024
		26,492,483
Information Technology — 30.11%
Accton Technology	66,000	945,553
Delta Electronics	299,794	3,208,382
HCL Technologies	218,011	4,034,782
Hon Hai Precision Industry	1,940,000	9,426,156
Infosys	999,004	17,943,802
Largan Precision	73,000	5,542,831
Lenovo Group	1,030,000	1,193,589
Lite-On Technology	2,978,000	9,863,546
MediaTek	478,879	17,357,465
Novatek Microelectronics	458,000	8,429,140
Quanta Computer	178,000	1,557,330
Realtek Semiconductor	91,000	1,583,795
Samsung Electronics	842,263	50,551,421
Taiwan Semiconductor Manufacturing	3,057,404	73,465,205
Tata Consultancy Services	391,009	18,172,935
Unimicron Technology	143,000	848,970
Wiwynn	73,000	4,995,391
		229,120,293
Materials — 1.96%
Huaibei Mining Holdings Class A	451,300	1,022,808
NMDC	855,763	2,070,084
POSCO Holdings	14,735	4,607,937
Tata Steel	1,332,556	2,490,079
Vale	204,603	2,490,124
Yunnan Aluminium Class A	715,100	1,347,593
Zhongjin Gold Class A	539,100	921,940
		14,950,565
Real Estate — 0.69%
China Resources Land	1,486,000	4,698,987
Etalon Group GDR =, †	2,791,564	0
KE Holdings ADR	41,123	564,619
		5,263,606
Total Common Stocks (cost $605,375,532)		751,286,886

Preferred Stock — 1.02%
Petroleo Brasileiro 8.44% ω	1,033,139	7,724,750
Total Preferred Stock (cost $3,151,144)		7,724,750

Short-Term Investments — 0.70%
Money Market Mutual Funds — 0.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	1,333,251	1,333,251
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	1,333,252	1,333,252
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	1,333,251	1,333,251
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	1,333,251	1,333,251
Total Short-Term Investments (cost $5,333,005)		5,333,005
Total Value of Securities—100.44% (cost $613,859,681)		$764,344,641
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $9,933,279, which represents 1.31% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
158

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

159

Schedules of investments

Delaware Ivy Value Fund	March 31, 2024
	Number of shares	Value (US $)
Common Stocks — 97.14%
Communication Services — 6.24%
Verizon Communications	360,339	$15,119,824
Walt Disney	127,308	15,577,407
		30,697,231
Consumer Discretionary — 9.19%
Genuine Parts	97,212	15,061,055
Lowe's	58,367	14,867,826
TJX	150,345	15,247,990
		45,176,871
Consumer Staples — 8.44%
Conagra Brands	453,078	13,429,232
Dollar General	94,519	14,750,635
Dollar Tree †	100,085	13,326,318
		41,506,185
Energy — 3.13%
Exxon Mobil	132,400	15,390,176
		15,390,176
Financials — 18.36%
Allstate	86,103	14,896,680
American International Group	192,840	15,074,303
Fidelity National Information Services	204,603	15,177,451
Travelers	67,109	15,444,465
Truist Financial	362,333	14,123,740
US Bancorp	347,492	15,532,892
		90,249,531
Healthcare — 18.28%
Baxter International	345,059	14,747,822
Cigna Group	41,277	14,991,394
CVS Health	191,581	15,280,500
Hologic †	193,070	15,051,737
Johnson & Johnson	93,972	14,865,431
Merck & Co.	113,336	14,954,685
		89,891,569
Industrials — 9.22%
Dover	84,610	14,992,046
Honeywell International	73,280	15,040,720
Northrop Grumman	31,900	15,269,254
		45,302,020
Information Technology — 14.99%
Cisco Systems	304,419	15,193,553
Cognizant Technology Solutions Class A	185,973	13,629,961
Motorola Solutions	43,346	15,386,963
Oracle	118,777	14,919,579
Teledyne Technologies †	33,957	14,578,419
		73,708,475
Materials — 3.10%
DuPont de Nemours	198,940	15,252,730
		15,252,730
Real Estate — 3.11%
Equity Residential	241,996	15,272,367
		15,272,367
Utilities — 3.08%
Duke Energy	156,700	15,154,457
		15,154,457
Total Common Stocks (cost $418,631,612)		477,601,612

Short-Term Investments — 2.51%
Money Market Mutual Funds — 2.51%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	3,085,786	3,085,786
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	3,085,785	3,085,785
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	3,085,786	3,085,786
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	3,085,785	3,085,785
Total Short-Term Investments (cost $12,343,142)		12,343,142
Total Value of Securities—99.65% (cost $430,974,754)		$489,944,754
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

160

Statements of assets and liabilities

Ivy Funds	March 31, 2024
	Delaware Global Equity Fund II	Delaware International Equity Fund II	Delaware Ivy Core Bond Fund	Delaware Ivy Core Equity Fund
Assets:
Investments, at value*	$260,498,667	$89,545,697	$332,146,061	$3,734,190,125
Foreign currencies, at valueΔ	559,374	453,677	—	—
Cash	155	—	371,125	206,752
Cash collateral due from brokers	—	—	1,344,566	—
Foreign tax reclaims receivable	1,152,523	702,181	—	66,631
Receivable for securities sold	477,987	993,250	1,021,157	22,209,026
Dividends and interest receivable	248,204	215,261	2,577,607	1,033,521
Receivable for fund shares sold	242,485	89,000	684,743	2,821,164
Prepaid expenses	88,316	85,429	77,961	140,340
Variation margin due from brokers on centrally cleared credit default swap contracts	—	—	829	—
Other assets	38,088	36,516	53,664	138,723
Total Assets	263,305,799	92,121,011	338,277,713	3,760,806,282
Liabilities:
Due to custodian	—	113,129	—	—
Payable for fund shares redeemed	369,420	304,821	1,335,019	5,043,966
Investment management fees payable to affiliates	191,546	4,707	232,573	2,920,289
IRS compliance fee for foreign withholding tax claims (see Note 1)	137,573	—	—	—
Administration expenses payable to affiliates	127,837	53,482	210,539	214,594
Other accrued expenses	101,101	83,957	42,895	1,222,808
Distribution fees payable to affiliates	39,069	8,207	29,086	616,494
Payable for securities purchased	—	—	—	19,690,376
Distribution payable	—	—	6,932	—
Variation margin due to broker on futures contracts	—	—	86,221	—
Total Liabilities	966,546	568,303	1,943,265	29,708,527
Total Net Assets	$262,339,253	$91,552,708	$336,334,448	$3,731,097,755

Net Assets Consist of:
Paid-in capital	$250,440,722	$104,294,845	$449,293,920	$1,805,479,142
Total distributable earnings (loss)	11,898,531	(12,742,137)	(112,959,472)	1,925,618,613
Total Net Assets	$262,339,253	$91,552,708	$336,334,448	$3,731,097,755
161

Statements of assets and liabilities

Ivy Funds

	Delaware Global Equity Fund II	Delaware International Equity Fund II	Delaware Ivy Core Bond Fund	Delaware Ivy Core Equity Fund
Net Asset Value

Class A:
Net assets	$174,222,440	$35,658,591	$119,818,015	$2,846,374,308
Shares of beneficial interest outstanding, unlimited authorization, no par	19,486,427	2,297,060	13,068,732	166,358,441
Net asset value per share	$8.94	$15.52	$9.17	$17.11
Sales charge	5.75%	5.75%	4.50%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.49	$16.47	$9.60	$18.15

Class C:
Net assets	$1,880,833	$323,061	$2,600,494	$18,100,826
Shares of beneficial interest outstanding, unlimited authorization, no par	212,565	22,958	283,650	1,466,894
Net asset value per share	$8.85	$14.07	$9.17	$12.34

Class I:
Net assets	$83,353,951	$20,047,775	$150,193,320	$764,906,178
Shares of beneficial interest outstanding, unlimited authorization, no par	9,282,480	1,242,034	16,381,779	36,322,284
Net asset value per share	$8.98	$16.14	$9.17	$21.06

Class R:
Net assets	$260,063	$362,815	$939,108	$160,599
Shares of beneficial interest outstanding, unlimited authorization, no par	29,158	23,722	102,415	9,539
Net asset value per share	$8.92	$15.29	$9.17	$16.84

Class R6:
Net assets	$1,349,258	$34,613,946	$57,890,160	$70,742,620
Shares of beneficial interest outstanding, unlimited authorization, no par	149,838	2,143,115	6,314,784	3,348,703
Net asset value per share	$9.00	$16.15	$9.17	$21.13

Class Y:
Net assets	$1,272,708	$546,520	$4,893,351	$30,813,224
Shares of beneficial interest outstanding, unlimited authorization, no par	142,329	34,512	533,708	1,545,723
Net asset value per share	$8.94	$15.84	$9.17	$19.93

*Investments, at cost	$226,331,867	$79,875,337	$344,171,392	$1,933,371,509
ΔForeign currencies, at cost	561,460	456,202	—	—

See accompanying notes, which are an integral part of the financial statements.

162

	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund
Assets:
Investments, at value*	$463,233,006	$545,024,581	$2,260,955,858	$1,301,904,813
Investments of affiliated issuers, at value**	—	—	124,990,445	—
Foreign currencies, at valueΔ	6,213,083	845,331	—	6,128,333
Cash	—	25,200	13,530,624	105,301
Cash collateral due from brokers	8,009,853	—	—	—
Dividends and interest receivable	4,918,849	402,713	38,468,123	3,214,903
Receivable for securities sold	3,030,786	289,075	5,552,506	16,054,332
Receivable for fund shares sold	636,366	758,660	3,186,567	2,213,988
Upfront payments paid on over-the-counter credit default swap contracts	270,141	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	149,003	—	—	—
Variation margin due from broker on futures contracts	125,886	—	—	—
Prepaid expenses	83,973	95,185	107,568	95,454
Foreign tax reclaims receivable	—	457,597	—	7,425,387
Other assets	42,733	59,752	127,957	48,269
Total Assets	486,713,679	547,958,094	2,446,919,648	1,337,190,780
Liabilities:
Options written, at valueΣ	7,374	—	—	—
Due to custodian	373,931	—	—	—
Payable for securities purchased	1,895,620	—	57,994,290	—
Unrealized depreciation on forward foreign currency exchange contracts	901,947	—	—	—
Payable for fund shares redeemed	613,628	1,371,742	8,418,812	2,683,988
Investment management fees payable to affiliates	200,494	1,156,229	1,180,540	875,993
Cash collateral due to brokers	190,000	—	—	—
Other accrued expenses	164,889	138,352	958,727	526,325
Unrealized depreciation on over-the-counter credit default swap contracts	155,381	—	—	—
Administration expenses payable to affiliates	104,397	210,291	209,313	209,313
Due to brokers	26,853	—	—	—
Distribution fees payable to affiliates	22,366	72,258	355,248	102,546
Variation margin due to brokers on centrally cleared interest rate swap contracts	18,678	—	—	—
Distribution payable	—	—	205,250	—
Accrued capital gains taxes on appreciated securities	—	814,333	—	3,002,475
IRS compliance fee for foreign withholding tax claims (see Note 1)	—	981,202	—	519,011
Total Liabilities	4,675,558	4,744,407	69,322,180	7,919,651
Total Net Assets	$482,038,121	$543,213,687	$2,377,597,468	$1,329,271,129

Net Assets Consist of:
Paid-in capital	$588,231,687	$339,985,782	$4,374,470,427	$1,108,036,118
Total distributable earnings (loss)	(106,193,566)	203,227,905	(1,996,872,959)	221,235,011
Total Net Assets	$482,038,121	$543,213,687	$2,377,597,468	$1,329,271,129
163

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund
Net Asset Value

Class A:
Net assets	$96,399,911	$346,464,456	$1,109,864,725	$293,101,777
Shares of beneficial interest outstanding, unlimited authorization, no par	10,534,236	9,989,049	182,549,971	13,966,052
Net asset value per share	$9.15	$34.68	$6.08	$20.99
Sales charge	4.50%	5.75%	4.50%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.58	$36.80	$6.37	$22.27

Class C:
Net assets	$1,728,753	$2,164,027	$111,787,052	$18,338,174
Shares of beneficial interest outstanding, unlimited authorization, no par	189,149	104,175	18,385,131	1,005,584
Net asset value per share	$9.14	$20.77	$6.08	$18.24

Class I:
Net assets	$210,566,639	$177,271,728	$1,013,680,343	$693,391,408
Shares of beneficial interest outstanding, unlimited authorization, no par	23,038,625	4,838,670	166,731,570	32,737,313
Net asset value per share	$9.14	$36.64	$6.08	$21.18

Class R:
Net assets	$342,134	$772,086	$32,778,279	$40,626,634
Shares of beneficial interest outstanding, unlimited authorization, no par	37,494	23,025	5,390,989	1,937,747
Net asset value per share	$9.13	$33.53	$6.08	$20.97

Class R6:
Net assets	$171,001,879	$14,681,111	$53,111,150	$244,996,444
Shares of beneficial interest outstanding, unlimited authorization, no par	18,726,166	399,629	8,735,362	11,532,035
Net asset value per share	$9.13	$36.74	$6.08	$21.24

Class Y:
Net assets	$1,998,805	$1,860,279	$56,375,919	$38,816,692
Shares of beneficial interest outstanding, unlimited authorization, no par	218,473	53,096	9,272,227	1,834,112
Net asset value per share	$9.15	$35.04	$6.08	$21.16

*Investments, at cost	$465,525,763	$363,480,391	$2,378,415,325	$1,019,730,271
**Investments of affiliated issuers, at cost	—	—	292,209,622	—
ΔForeign currencies, at cost	6,270,202	850,095	—	6,193,944
ΣOptions written, premium received	(296,107)	—	—	—

See accompanying notes, which are an integral part of the financial statements.

164

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Income Opportunities Fund
Assets:
Investments, at value*	$6,769,270,473	$211,780	$6,252,891,719	$1,170,282,507
Investments of affiliated issuers, at value**	—	41,392,405	—	—
Cash	18,922,588	—	250,370	815,940
Receivable for securities sold	24,504,297	865,399	4,300,655	1,744,169
Receivable for fund shares sold	8,259,417	100,994	9,253,325	3,145,749
Dividends and interest receivable	3,072,080	995	2,129,339	935,467
Prepaid expenses	184,307	72,886	162,171	76,919
Foreign tax reclaims receivable	68,711	—	—	64,413
Other assets	113,483	33,443	67,060	88,611
Total Assets	6,824,395,356	42,677,902	6,269,054,639	1,177,153,775
Liabilities:
Payable for fund shares redeemed	9,357,756	971,071	11,312,148	3,855,959
Payable for securities purchased	7,269,840	—	9,176,276	—
Other accrued expenses	1,667,300	35,086	1,622,296	221,425
Investment management fees payable to affiliates	950,361	1,970	365,577	354,236
Distribution fees payable to affiliates	606,374	5,538	455,993	58,674
Administration expenses payable to affiliates	209,671	38,081	209,313	229,452
Total Liabilities	20,061,302	1,051,746	23,141,603	4,719,746
Total Net Assets	$6,804,334,054	$41,626,156	$6,245,913,036	$1,172,434,029

Net Assets Consist of:
Paid-in capital	$2,626,778,586	$27,051,744	$4,150,041,492	$753,242,275
Total distributable earnings (loss)	4,177,555,468	14,574,412	2,095,871,544	419,191,754
Total Net Assets	$6,804,334,054	$41,626,156	$6,245,913,036	$1,172,434,029
165

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Income Opportunities Fund
Net Asset Value

Class A:
Net assets	$2,532,713,684	$23,221,330	$1,549,166,861	$164,478,447
Shares of beneficial interest outstanding, unlimited authorization, no par	77,511,900	2,283,663	55,013,738	8,364,431
Net asset value per share	$32.68	$10.17	$28.16	$19.66
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$34.67	$10.79	$29.88	$20.86

Class C:
Net assets	$61,155,959	$288,288	$68,707,873	$18,741,859
Shares of beneficial interest outstanding, unlimited authorization, no par	2,759,016	29,542	3,445,190	955,236
Net asset value per share	$22.17	$9.76	$19.94	$19.62

Class I:
Net assets	$3,830,418,211	$17,897,009	$3,054,251,738	$865,422,941
Shares of beneficial interest outstanding, unlimited authorization, no par	106,637,946	1,736,233	93,924,818	43,982,701
Net asset value per share	$35.92	$10.31	$32.52	$19.68

Class R:
Net assets	$34,190,429	$119,843	$54,529,572	$13,116,504
Shares of beneficial interest outstanding, unlimited authorization, no par	1,138,446	11,931	2,062,233	667,672
Net asset value per share	$30.03	$10.04	$26.44	$19.65

Class R6:
Net assets	$313,271,748	$13,841	$1,292,279,352	$95,788,808
Shares of beneficial interest outstanding, unlimited authorization, no par	8,636,250	1,335	39,200,302	4,867,862
Net asset value per share	$36.27	$10.37	$32.97	$19.68

Class Y:
Net assets	$32,584,023	$85,845	$226,977,640	$14,885,470
Shares of beneficial interest outstanding, unlimited authorization, no par	955,541	8,428	7,476,350	752,514
Net asset value per share	$34.10	$10.19	$30.36	$19.78

*Investments, at cost	$2,707,828,842	$211,780	$4,287,101,961	$776,002,722
**Investments of affiliated issuers, at cost	—	29,076,538	—	—

See accompanying notes, which are an integral part of the financial statements.

166

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund[f]	Delaware Ivy Value Fund
Assets:
Investments, at value*	$1,384,603,121	$340,384,424	$764,344,641	$489,944,754
Foreign currencies, at valueΔ	—	—	198,358	—
Cash	313,729	83,868	293,430	67,109
Receivable for securities sold	12,495,974	182,402	—	2,538,794
Receivable for fund shares sold	2,199,150	873,568	1,319,604	1,132,000
Dividends and interest receivable	216,286	255,033	3,416,989	782,611
Prepaid expenses	86,659	74,937	88,148	90,852
Foreign tax reclaims receivable	—	—	148,737	—
Other assets	75,038	60,437	47,898	64,540
Total Assets	1,399,989,957	341,914,669	769,857,805	494,620,660
Liabilities:
Payable for securities purchased	8,091,934	202,075	—	—
Payable for fund shares redeemed	3,384,175	1,301,972	2,206,184	2,489,708
Investment management fees payable to affiliates	1,171,353	398,140	56,918	101,112
Other accrued expenses	523,771	88,624	380,457	119,018
Administration expenses payable to affiliates	224,417	152,509	210,683	208,867
Distribution fees payable to affiliates	177,765	43,454	56,211	57,921
Accrued capital gains taxes on appreciated securities	—	—	5,919,548	—
Total Liabilities	13,573,415	2,186,774	8,830,001	2,976,626
Total Net Assets	$1,386,416,542	$339,727,895	$761,027,804	$491,644,034

Net Assets Consist of:
Paid-in capital	$1,015,792,723	$289,028,387	$650,221,880	$440,072,078
Total distributable earnings (loss)	370,623,819	50,699,508	110,805,924	51,571,956
Total Net Assets	$1,386,416,542	$339,727,895	$761,027,804	$491,644,034
167

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund[f]	Delaware Ivy Value Fund
Net Asset Value

Class A:
Net assets	$647,244,339	$115,866,640	$158,395,754	$258,765,698
Shares of beneficial interest outstanding, unlimited authorization, no par	49,914,981	7,322,253	8,540,049	14,523,944
Net asset value per share	$12.97	$15.82	$18.55	$17.82
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$13.76	$16.79	$19.68	$18.91

Class C:
Net assets	$16,724,148	$11,117,214	$16,557,859	$4,794,308
Shares of beneficial interest outstanding, unlimited authorization, no par	2,368,651	951,609	1,095,561	295,574
Net asset value per share	$7.06	$11.68	$15.11	$16.22

Class I:
Net assets	$468,024,603	$144,334,260	$432,707,801	$226,256,822
Shares of beneficial interest outstanding, unlimited authorization, no par	21,218,614	7,865,965	22,336,019	12,557,648
Net asset value per share	$22.06	$18.35	$19.37	$18.02

Class R:
Net assets	$44,935,318	$21,640,551	$5,880,330	$6,857
Shares of beneficial interest outstanding, unlimited authorization, no par	3,688,139	1,389,628	322,212	387
Net asset value per share	$12.18	$15.57	$18.25	$17.75	**

Class R6:
Net assets	$175,469,078	$40,996,825	$120,493,408	$1,737,054
Shares of beneficial interest outstanding, unlimited authorization, no par	7,867,591	2,204,667	6,183,692	95,202
Net asset value per share	$22.30	$18.60	$19.49	$18.25

Class Y:
Net assets	$34,019,056	$5,772,405	$26,992,652	$83,295
Shares of beneficial interest outstanding, unlimited authorization, no par	1,738,857	333,650	1,420,543	4,689
Net asset value per share	$19.56	$17.30	$19.00	$17.76

*Investments, at cost	$1,063,153,253	$281,089,318	$613,859,681	$430,974,754
ΔForeign currencies, at cost	—	—	198,898	—
[f]	Consolidated statement of assets and liabilities.
**	Net asset value per share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

168

Statements of operations

Ivy Funds	Year ended March 31, 2024
	Delaware Global Equity Fund II	Delaware International Equity Fund II	Delaware Ivy Core Bond Fund	Delaware Ivy Core Equity Fund
Investment Income:
Dividends	$6,703,282	$2,990,133	$420,955	$40,552,365
Reclaim income	879,326	—	—	—
Interest	—	—	19,747,447	—
Securities lending income	—	94	—	—
IRS compliance fee for foreign withholding tax claims (see Note 1)	(137,573)	—	—	—
Foreign tax withheld	(639,072)	(333,504)	—	(259,395)
	6,805,963	2,656,723	20,168,402	40,292,970

Expenses:
Management fees	1,989,115	1,091,713	2,092,744	21,804,459
Distribution expenses — Class A	454,180	96,042	312,716	6,484,790
Distribution expenses — Class C	21,223	3,593	32,544	169,681
Distribution expenses — Class R	1,191	1,069	4,486	989
Distribution expenses — Class Y	3,058	1,675	11,780	67,208
Dividend disbursing and transfer agent fees and expenses	463,690	129,436	280,746	2,240,939
Accounting and administration expenses	93,598	44,801	72,299	525,304
Registration fees	90,026	91,885	93,119	156,508
Custodian fees	43,549	43,803	3,300	27,156
Audit and tax fees	40,559	47,933	53,993	41,975
Reports and statements to shareholders expenses	37,408	69,859	32,972	320,779
Trustees’ fees and expenses	28,094	13,134	24,129	242,372
Legal fees	24,237	13,267	25,917	237,271
Other	24,406	11,998	56,821	54,224
	3,314,334	1,660,208	3,097,566	32,373,655
Less expenses waived	(220,738)	(663,191)	(1,010,030)	(38,838)
Less expenses paid indirectly	(1,127)	(565)	(1,324)	(4,693)
Total operating expenses	3,092,469	996,452	2,086,212	32,330,124
Net Investment Income (Loss)	3,713,494	1,660,271	18,082,190	7,962,846
169

Statements of operations

Ivy Funds

	Delaware Global Equity Fund II	Delaware International Equity Fund II	Delaware Ivy Core Bond Fund	Delaware Ivy Core Equity Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	$3,368,679	$(9,032,406)	$(15,954,583)	$303,961,897
Foreign currencies	(189,823)	(297,634)	110,042	—
Forward foreign currency exchange contracts	—	—	(105,962)	—
Futures contracts	—	—	(1,429,644)	—
Options written	—	—	13,853	—
Swap contracts	—	—	84,041	—
Net realized gain (loss)	3,178,856	(9,330,040)	(17,282,253)	303,961,897

Net change in unrealized appreciation (depreciation) on:
Investments	25,261,398	12,524,269	9,424,205	627,513,039
Foreign currencies	(4,824)	128,310	—	—
Futures contracts	—	—	(1,369,970)	—
Swap contracts	—	—	(198,437)	—
Net change in unrealized appreciation (depreciation)	25,256,574	12,652,579	7,855,798	627,513,039
Net Realized and Unrealized Gain (Loss)	28,435,430	3,322,539	(9,426,455)	931,474,936
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,148,924	$4,982,810	$8,655,735	$939,437,782
*	Includes $487,284 in proceeds received from the settlement of class action litigation for Delaware Global Equity Fund II.

See accompanying notes, which are an integral part of the financial statements.

170

	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund
Investment Income:
Interest	$19,392,934	$—	$194,534,536	$—
Dividends	574,419	9,650,273	1,696,353	38,120,210
Interest from affiliated investments	—	—	1,381,412	—
Reclaim income	—	1,099,027	—	6,377,424
IRS compliance fee for foreign withholding tax claims (see Note 1)	—	(981,202)	—	(519,011)
Foreign tax withheld	—	(237,209)	—	(3,636,191)
	19,967,353	9,530,889	197,612,301	40,342,432

Expenses:
Management fees	2,741,748	4,348,255	13,480,489	11,141,424
Distribution expenses — Class A	252,627	780,010	2,834,988	689,237
Distribution expenses — Class C	18,906	21,182	1,256,904	226,344
Distribution expenses — Class R	1,364	3,606	165,951	201,457
Distribution expenses — Class Y	4,860	4,036	154,055	99,936
Dividend disbursing and transfer agent fees and expenses	386,574	323,342	713,923	1,318,675
Registration fees	102,858	51,911	118,412	57,575
Accounting and administration expenses	77,386	32,099	323,966	169,005
Legal fees	51,077	2,069	354,066	111,752
Audit and tax fees	47,290	46,808	42,917	62,263
Trustees’ fees and expenses	31,886	22,466	107,425	83,306
Custodian fees	21,022	3,912	72,141	88,012
Reports and statements to shareholders expenses	11,664	11,310	253,380	104,657
Other	82,418	22,909	32,958	37,382
	3,831,680	5,673,915	19,911,575	14,391,025
Less expenses waived	(511,616)	(74,143)	—	(2,957,090)
Less expenses paid indirectly	(1,077)	(1,653)	(3,989)	(2,349)
Total operating expenses	3,318,987	5,598,119	19,907,586	11,431,586
Net Investment Income (Loss)	16,648,366	3,932,770	177,704,715	28,910,846
171

Statements of operations

Ivy Funds

	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, 1	$(7,841,309)	$34,981,107	$(153,990,160)	$20,027,495
Foreign currencies	(164,123)	(163,589)	(812,955)	(2,546,852)
Forward foreign currency exchange contracts	4,900,016	—	52,953	—
Futures contracts	(467,011)	—	—	—
Options purchased	(889,088)	—	—	—
Options written	1,397,743	—	—	—
Swap contracts	302,336	—	—	—
Net realized gain (loss)	(2,761,436)	34,817,518	(154,750,162)	17,480,643

Net change in unrealized appreciation (depreciation) on:
Investments[2]	8,641,857	76,967,875	228,485,433	129,673,592
Affiliated investments	—	—	9,316,202	—
Foreign currencies	(93,790)	24,592	50,438	564,048
Forward foreign currency exchange contracts	(1,340,306)	—	(60,529)	—
Futures contracts	(1,836,129)	—	—	—
Options purchased	258,523	—	—	—
Options written	(153,509)	—	—	—
Swap contracts	105,960	—	—	—
Net change in unrealized appreciation (depreciation)	5,582,606	76,992,467	237,791,544	130,237,640
Net Realized and Unrealized Gain (Loss)	2,821,170	111,809,985	83,041,382	147,718,283
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,469,536	$115,742,755	$260,746,097	$176,629,129
*	Includes $1,260,994 in proceeds received from the settlement of class action litigation for Delaware Ivy International Core Equity Fund.
[1]	Includes $(621,951) and $(1,618) capital gains tax paid for Delaware Ivy Global Growth Fund and Delaware Ivy International Core Equity Fund, respectively.
[2]	Includes $(814,333) and $(3,002,475) capital gains tax accrued for Delaware Ivy Global Growth Fund and Delaware Ivy International Core Equity Fund, respectively.

See accompanying notes, which are an integral part of the financial statements.

172

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Income Opportunities Fund
Investment Income:
Dividends	$38,481,666	$16,964	$31,985,632	$31,668,199
Dividends from affiliated investments	—	1,701,623	—	—
Foreign tax withheld	(598,907)	—	—	—
	37,882,759	1,718,587	31,985,632	31,668,199

Expenses:
Management fees	35,480,495	33,300	46,067,351	9,889,188
Distribution expenses — Class A	5,755,203	79,575	3,727,858	405,241
Distribution expenses — Class C	519,061	4,541	682,159	189,676
Distribution expenses — Class R	98,851	509	275,077	30,532
Distribution expenses — Class Y	71,086	216	544,861	31,239
Dividend disbursing and transfer agent fees and expenses	5,704,591	130,680	6,687,132	992,699
Accounting and administration expenses	902,349	24,962	940,926	205,751
Reports and statements to shareholders expenses	408,899	20,870	705,491	142,895
Legal fees	383,529	4,927	460,337	106,782
Trustees’ fees and expenses	309,716	3,248	313,797	67,667
Registration fees	250,529	16,800	187,813	122,582
Audit and tax fees	39,914	23,458	41,569	38,754
Custodian fees	6,239	1,758	64,779	13,758
Other	114,929	10,489	150,513	31,370
	50,045,391	355,333	60,849,663	12,268,134
Less expenses waived	(5,877,560)	—	(10,317,282)	(1,984,311)
Less expenses paid indirectly	(5,085)	(409)	(7,757)	(1,577)
Total operating expenses	44,162,746	354,924	50,524,624	10,282,246
Net Investment Income (Loss)	(6,279,987)	1,363,663	(18,538,992)	21,385,953
173

Statements of operations

Ivy Funds

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Income Opportunities Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$266,207,078	$—	$219,577,322	$55,256,132
Affiliated investments	—	6,294,362	—	—
Foreign currencies	(20)	—	—	—
Net realized gain (loss)	266,207,058	6,294,362	219,577,322	55,256,132

Net change in unrealized appreciation (depreciation) on:
Investments	1,496,273,822	—	658,199,829	132,600,856
Affiliated investments	—	(1,314,276)	—	—
Net change in unrealized appreciation (depreciation)	1,496,273,822	(1,314,276)	658,199,829	132,600,856
Net Realized and Unrealized Gain (Loss)	1,762,480,880	4,980,086	877,777,151	187,856,988
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,756,200,893	$6,343,749	$859,238,159	$209,242,941

See accompanying notes, which are an integral part of the financial statements.

174

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund[f]	Delaware Ivy Value Fund
Investment Income:
Dividends	$4,900,862	$4,638,651	$33,854,214	$14,246,910
Foreign tax withheld	—	—	(4,245,782)	—
	4,900,862	4,638,651	29,608,432	14,246,910

Expenses:
Management fees	11,892,661	2,763,901	7,661,759	4,005,787
Distribution expenses — Class A	1,560,179	269,724	411,193	703,493
Distribution expenses — Class C	174,067	112,075	194,115	53,580
Distribution expenses — Class R	208,515	96,679	28,041	32
Distribution expenses — Class Y	131,584	12,925	65,059	227
Dividend disbursing and transfer agent fees and expenses	1,377,377	163,514	1,173,485	868,553
Reports and statements to shareholders expenses	209,044	123,213	126,411	81,442
Accounting and administration expenses	161,982	23,223	70,852	80,405
Legal fees	114,901	41,318	68,801	48,243
Registration fees	59,724	93,048	58,857	114,982
Audit and tax fees	39,891	56,339	72,553	41,843
Trustees’ fees and expenses	26,105	19,856	54,093	39,465
Custodian fees	19,513	10,231	694,161	9,035
Other	52,487	12,897	53,318	27,915
	16,028,030	3,798,943	10,732,698	6,075,002
Less expenses waived	(1,555,812)	(445,873)	(3,601,207)	(567,583)
Less expenses paid indirectly	(3,402)	(988)	(2,002)	(1,681)
Total operating expenses	14,468,816	3,352,082	7,129,489	5,505,738
Net Investment Income (Loss)	(9,567,954)	1,286,569	22,478,943	8,741,172
175

Statements of operations

Ivy Funds

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund[f]	Delaware Ivy Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, 1	$71,849,436	$5,714,445	$(17,515,711)	$(5,788,438)
Foreign currencies	—	—	(102,569)	—
Forward foreign currency exchange contracts	—	—	(1,035,360)	—
Net realized gain (loss)	71,849,436	5,714,445	(18,653,640)	(5,788,438)

Net change in unrealized appreciation (depreciation) on:
Investments[2]	152,099,587	54,446,145	71,724,925	72,604,329
Foreign currencies	—	—	132,760	—
Net change in unrealized appreciation (depreciation)	152,099,587	54,446,145	71,857,685	72,604,329
Net Realized and Unrealized Gain (Loss)	223,949,023	60,160,590	53,204,045	66,815,891
Net Increase (Decrease) in Net Assets Resulting from Operations	$214,381,069	$61,447,159	$75,682,988	$75,557,063
*	Includes $829,645 and $439,920 in proceeds received from the settlement of class action litigation for Delaware Ivy Small Cap Growth Fund and Delaware Ivy Value Fund, respectively.
[1]	Includes $(3,009,769) capital gains tax paid for Delaware Ivy Systematic Emerging Markets Equity Fund.
[2]	Includes $(5,919,548) capital gains tax accrued for Delaware Ivy Systematic Emerging Markets Equity Fund.
[f]	Consolidated statement of operations.

See accompanying notes, which are an integral part of the financial statements.

176

Statements of changes in net assets

Ivy Funds

	Delaware Global Equity Fund II		Delaware International Equity Fund II
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,713,494	$5,204,751	$1,660,271	$1,842,351
Net realized gain (loss)	3,178,856	(24,423,769)	(9,330,040)	(13,125,360)
Net change in unrealized appreciation (depreciation)	25,256,574	26,559,331	12,652,579	4,931,857
Net increase (decrease) in net assets resulting from operations	32,148,924	7,340,313	4,982,810	(6,351,152)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,109,152)	(81,042,548)	(520,927)	(4,061,811)
Class C	(21,249)	(1,361,394)	(2,476)	(46,922)
Class E1	—	(32,359)	—	—
Class I	(1,800,146)	(50,606,591)	(264,442)	(3,198,870)
Class R	(3,728)	(129,753)	(8,216)	(3,437)
Class R6	(26,007)	(3,693,717)	(612,365)	(3,920,833)
Class Y	(21,419)	(529,120)	(10,118)	(68,504)
	(4,981,701)	(137,395,482)	(1,418,544)	(11,300,377)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	6,574,484	8,664,763	1,632,036	1,447,444
Class C	255,223	366,067	50,194	30,790
Class E1	—	35,545	—	—
Class I	13,979,794	17,609,351	6,870,352	14,116,573
Class R	5,463	31,074	254,887	129,893
Class R6	415,817	426,695	3,755,369	8,158,494
Class Y	106,992	171,385	49,654	59,944

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,091,463	80,002,306	516,993	3,990,201
Class C	21,249	1,360,573	2,476	46,922
Class E1	—	32,293	—	—
Class I	1,796,882	50,502,191	264,328	3,195,614
Class R	888	21,553	8,216	3,437
Class R6	26,007	3,693,717	612,365	3,920,833
Class Y	21,419	460,409	10,106	68,419
	26,295,681	163,377,922	14,026,976	35,168,564
177

Statements of changes in net assets

Ivy Funds

	Delaware Global Equity Fund II		Delaware International Equity Fund II
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(50,938,979)	$(79,974,018)	$(9,547,919)	$(11,744,674)
Class C	(968,287)	(2,719,923)	(135,484)	(253,378)
Class E1	—	(4,439,845)	—	—
Class I	(59,075,229)	(106,565,919)	(27,720,042)	(36,732,469)
Class R	(3,502)	(9,226)	(48,566)	(18,125)
Class R6	(362,615)	(13,437,416)	(16,268,948)	(27,906,179)
Class Y	(398,875)	(364,631)	(226,139)	(296,311)
	(111,747,487)	(207,510,978)	(53,947,098)	(76,951,136)
Decrease in net assets derived from capital share transactions	(85,451,806)	(44,133,056)	(39,920,122)	(41,782,572)
Net Decrease in Net Assets	(58,284,583)	(174,188,225)	(36,355,856)	(59,434,101)

Net Assets:
Beginning of year	320,623,836	494,812,061	127,908,564	187,342,665
End of year	$262,339,253	$320,623,836	$91,552,708	$127,908,564
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

178

	Delaware Ivy Core Bond Fund		Delaware Ivy Core Equity Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$18,082,190	$19,095,215	$7,962,846	$13,951,993
Net realized gain (loss)	(17,282,253)	(75,245,046)	303,961,897	353,974,155
Net change in unrealized appreciation (depreciation)	7,855,798	14,849,201	627,513,039	(714,374,302)
Net increase (decrease) in net assets resulting from operations	8,655,735	(41,300,630)	939,437,782	(346,448,154)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,430,006)	(4,701,474)	(293,561,457)	(342,961,157)
Class C	(116,664)	(110,000)	(2,540,114)	(2,939,747)
Class E1	—	(16,886)	—	—
Class I	(9,233,167)	(11,332,718)	(66,889,139)	(80,967,246)
Class R	(36,739)	(25,837)	(16,076)	(28,492)
Class R6	(2,937,035)	(3,132,679)	(6,248,098)	(5,421,130)
Class Y	(204,636)	(175,668)	(2,655,220)	(2,866,099)
	(17,958,247)	(19,495,262)	(371,910,104)	(435,183,871)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	17,120,154	19,809,524	72,313,656	87,255,284
Class C	498,109	738,399	3,823,640	3,112,586
Class E1	—	113,072	—	503,440
Class I	29,895,077	48,452,721	121,149,507	180,284,312
Class R	50,632	90,963	9,407	85,535
Class R6	3,634,127	13,865,413	24,109,346	13,260,393
Class Y	671,384	815,233	2,746,149	1,478,436

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,392,000	4,690,766	291,171,207	338,942,481
Class C	116,413	110,044	2,539,546	2,934,654
Class E1	—	14,231	—	—
Class I	9,222,734	11,387,611	66,824,616	80,887,209
Class R	36,722	25,930	13,773	16,771
Class R6	2,936,323	3,164,882	5,873,722	5,132,630
Class Y	204,438	176,508	2,652,494	2,816,322
	69,778,113	103,455,297	593,227,063	716,710,053
179

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Core Bond Fund		Delaware Ivy Core Equity Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(35,112,411)	$(53,694,913)	$(511,589,178)	$(682,251,142)
Class C	(1,938,282)	(2,726,324)	(7,519,044)	(11,110,263)
Class E1	—	(4,075,122)	—	(16,725,317)
Class I	(134,587,369)	(266,358,184)	(296,767,446)	(423,654,966)
Class R	(22,902)	(19,726)	(126,027)	(44,300)
Class R6	(21,761,787)	(80,144,435)	(19,955,106)	(49,308,112)
Class Y	(806,048)	(1,776,621)	(4,466,928)	(4,137,750)
	(194,228,799)	(408,795,325)	(840,423,729)	(1,187,231,850)
Decrease in net assets derived from capital share transactions	(124,450,686)	(305,340,028)	(247,196,666)	(470,521,797)
Net Increase (Decrease) in Net Assets	(133,753,198)	(366,135,920)	320,331,012	(1,252,153,822)

Net Assets:
Beginning of year	470,087,646	836,223,566	3,410,766,743	4,662,920,565
End of year	$336,334,448	$470,087,646	$3,731,097,755	$3,410,766,743
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

180

	Delaware Ivy Global Bond Fund		Delaware Ivy Global Growth Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$16,648,366	$12,259,676	$3,932,770	$4,228,013
Net realized gain (loss)	(2,761,436)	(32,171,703)	34,817,518	44,738,997
Net change in unrealized appreciation (depreciation)	5,582,606	8,694,249	76,992,467	(103,302,031)
Net increase (decrease) in net assets resulting from operations	19,469,536	(11,217,778)	115,742,755	(54,335,021)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,467,339)	(3,824,601)	(18,813,448)	(155,638,225)
Class C	(51,171)	(66,601)	(200,133)	(1,384,485)
Class I	(6,906,950)	(5,563,554)	(9,470,074)	(95,860,473)
Class R	(8,900)	(7,389)	(42,509)	(320,470)
Class R6	(6,014,218)	(4,487,164)	(288,911)	(1,461,934)
Class Y	(67,568)	(26,642)	(97,458)	(638,758)
	(16,516,146)	(13,975,951)	(28,912,533)	(255,304,345)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	8,579,413	8,814,666	12,778,660	9,190,401
Class C	381,234	865,984	258,771	293,294
Class I	97,482,106	78,770,943	26,341,804	52,313,898
Class R	140,610	126,430	15,453	28,946
Class R6	54,900,887	27,755,010	12,416,820	1,768,200
Class Y	617,160	1,228,234	243,798	124,289

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,446,724	3,792,848	18,628,974	152,055,253
Class C	51,171	66,536	200,133	1,380,869
Class I	6,900,091	5,527,257	9,447,996	95,712,821
Class R	8,900	7,389	42,509	320,470
Class R6	6,013,843	4,487,164	158,194	875,824
Class Y	67,113	26,219	97,458	637,520
	178,589,252	131,468,680	80,630,570	314,701,785
181

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Global Bond Fund		Delaware Ivy Global Growth Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(27,253,320)	$(43,979,991)	$(73,551,426)	$(126,112,955)
Class C	(1,380,892)	(1,582,762)	(751,574)	(1,406,795)
Class I	(74,081,448)	(93,272,155)	(84,761,157)	(209,246,811)
Class R	(67,680)	(122,474)	(123,165)	(104,477)
Class R6	(24,350,369)	(35,888,243)	(1,660,958)	(892,205)
Class Y	(572,871)	(228,688)	(248,236)	(498,722)
	(127,706,580)	(175,074,313)	(161,096,516)	(338,261,965)
Increase (decrease) in net assets derived from capital share transactions	50,882,672	(43,605,633)	(80,465,946)	(23,560,180)
Net Increase (Decrease) in Net Assets	53,836,062	(68,799,362)	6,364,276	(333,199,546)

Net Assets:
Beginning of year	428,202,059	497,001,421	536,849,411	870,048,957
End of year	$482,038,121	$428,202,059	$543,213,687	$536,849,411

See accompanying notes, which are an integral part of the financial statements.

182

	Delaware Ivy High Income Fund		Delaware Ivy International Core Equity Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$177,704,715	$206,990,768	$28,910,846	$34,731,260
Net realized gain (loss)	(154,750,162)	(232,499,505)	17,480,643	(15,974,319)
Net change in unrealized appreciation (depreciation)	237,791,544	(203,983,064)	130,237,640	(62,910,806)
Net increase (decrease) in net assets resulting from operations	260,746,097	(229,491,801)	176,629,129	(44,153,865)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(82,468,506)	(95,683,062)	(6,938,040)	(2,204,684)
Class C	(8,185,702)	(11,167,120)	(397,168)	(48,427)
Class E1	—	(99,739)	—	—
Class I	(76,344,445)	(87,942,232)	(18,729,967)	(7,716,433)
Class R	(2,328,704)	(2,642,896)	(899,770)	(243,139)
Class R6	(3,885,465)	(4,396,791)	(6,919,437)	(2,574,522)
Class Y	(4,476,363)	(5,574,837)	(1,002,897)	(349,221)
	(177,689,185)	(207,506,677)	(34,887,279)	(13,136,426)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	92,882,697	128,428,311	34,968,582	29,761,426
Class C	9,596,648	11,609,666	1,806,645	1,043,394
Class E1	—	75,619	—	70,210
Class I	270,167,093	369,674,854	128,415,772	121,901,540
Class R	1,572,232	1,057,896	1,610,466	2,049,682
Class R6	15,747,080	21,534,370	51,026,945	29,813,846
Class Y	25,801,936	30,153,445	6,515,359	6,485,905

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	80,766,869	93,326,521	6,801,900	2,164,453
Class C	8,154,038	10,740,503	394,738	48,018
Class E1	—	88,592	—	—
Class I	76,026,993	86,841,370	18,067,945	7,462,418
Class R	2,327,696	2,672,221	899,526	243,083
Class R6	3,770,742	4,327,070	6,816,147	2,550,093
Class Y	4,241,189	5,277,734	999,883	347,762
	591,055,213	765,808,172	258,323,908	203,941,830
183

Statements of changes in net assets

Ivy Funds

	Delaware Ivy High Income Fund		Delaware Ivy International Core Equity Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(298,929,610)	$(403,931,896)	$(57,382,190)	$(74,640,222)
Class C	(51,553,250)	(75,352,072)	(14,618,595)	(16,543,106)
Class E1	—	(7,695,819)	—	(6,986,287)
Class I	(403,584,653)	(689,215,973)	(250,918,497)	(395,974,846)
Class R	(6,600,844)	(8,374,156)	(7,991,061)	(7,344,492)
Class R6	(27,926,487)	(23,188,049)	(82,745,524)	(125,803,841)
Class Y	(44,421,962)	(54,458,875)	(14,022,940)	(13,993,979)
	(833,016,806)	(1,262,216,840)	(427,678,807)	(641,286,773)
Decrease in net assets derived from capital share transactions	(241,961,593)	(496,408,668)	(169,354,899)	(437,344,943)
Net Decrease in Net Assets	(158,904,681)	(933,407,146)	(27,613,049)	(494,635,234)

Net Assets:
Beginning of year	2,536,502,149	3,469,909,295	1,356,884,178	1,851,519,412
End of year	$2,377,597,468	$2,536,502,149	$1,329,271,129	$1,356,884,178
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

184

	Delaware Ivy Large Cap Growth Fund		Delaware Ivy Managed International Opportunities Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,279,987)	$(3,696,658)	$1,363,663	$297,235
Net realized gain (loss)	266,207,058	192,465,975	6,294,362	936,652
Net change in unrealized appreciation (depreciation)	1,496,273,822	(716,913,321)	(1,314,276)	(9,469,527)
Net increase (decrease) in net assets resulting from operations	1,756,200,893	(528,144,004)	6,343,749	(8,235,640)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(71,124,444)	(233,211,332)	(756,386)	(5,093,238)
Class C	(2,370,903)	(6,803,751)	(6,755)	(82,022)
Class E1	—	(449)	—	—
Class I	(95,913,304)	(202,306,553)	(861,482)	(6,195,794)
Class R	(1,016,916)	(1,077,786)	(2,850)	(11,316)
Class R6	(6,873,786)	(15,565,662)	(1,334)	(12,765)
Class Y	(856,757)	(2,693,440)	(2,061)	(13,118)
	(178,156,110)	(461,658,973)	(1,630,868)	(11,408,253)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	165,396,364	176,012,893	1,094,949	2,068,217
Class C	18,344,210	8,452,969	28,407	53,423
Class E1	—	513,750	—	—
Class I	1,113,500,494	1,335,000,059	5,048,647	11,353,893
Class R	21,865,178	2,714,377	17,057	17,606
Class R6	137,460,796	108,362,725	769	60,332
Class Y	11,133,924	2,867,825	340	2,953

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	70,618,650	231,503,608	756,128	5,087,312
Class C	2,359,764	6,795,138	6,755	82,022
Class I	95,003,003	198,918,523	861,401	6,194,130
Class R	1,016,916	1,077,786	2,850	11,316
Class R6	6,012,352	15,305,442	1,334	12,765
Class Y	853,220	2,680,400	2,061	13,118
	1,643,564,871	2,090,205,495	7,820,698	24,957,087
185

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Large Cap Growth Fund		Delaware Ivy Managed International Opportunities Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(434,051,912)	$(590,512,483)	$(17,248,596)	$(14,206,983)
Class C	(16,851,440)	(20,130,759)	(342,852)	(306,865)
Class E1	—	(28,413,405)	—	—
Class I	(985,306,170)	(1,028,298,682)	(31,477,519)	(45,844,028)
Class R	(4,600,692)	(3,108,406)	(19)	(25)
Class R6	(80,617,387)	(77,388,981)	(67,920)	(65,177)
Class Y	(11,968,805)	(10,280,136)	(19,648)	(33,955)
	(1,533,396,406)	(1,758,132,852)	(49,156,554)	(60,457,033)
Increase (decrease) in net assets derived from capital share transactions	110,168,465	332,072,643	(41,335,856)	(35,499,946)
Net Increase (Decrease) in Net Assets	1,688,213,248	(657,730,334)	(36,622,975)	(55,143,839)

Net Assets:
Beginning of year	5,116,120,806	5,773,851,140	78,249,131	133,392,970
End of year	$6,804,334,054	$5,116,120,806	$41,626,156	$78,249,131
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

186

	Delaware Ivy Mid Cap Growth Fund		Delaware Ivy Mid Cap Income Opportunities Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(18,538,992)	$(23,468,799)	$21,385,953	$26,086,278
Net realized gain (loss)	219,577,322	572,136,526	55,256,132	17,627,519
Net change in unrealized appreciation (depreciation)	658,199,829	(1,312,690,453)	132,600,856	(127,820,971)
Net increase (decrease) in net assets resulting from operations	859,238,159	(764,022,726)	209,242,941	(84,107,174)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(95,139,802)	(164,406,300)	(8,479,839)	(6,514,556)
Class C	(5,878,732)	(10,932,969)	(848,362)	(609,409)
Class E1	—	(17)	—	—
Class I	(161,797,407)	(255,989,188)	(46,567,429)	(46,510,991)
Class R	(3,803,348)	(6,221,362)	(523,721)	(37,033)
Class R6	(66,481,420)	(77,842,989)	(4,928,124)	(3,921,104)
Class Y	(13,209,909)	(21,051,425)	(699,549)	(439,212)
	(346,310,618)	(536,444,250)	(62,047,024)	(58,032,305)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	100,687,868	116,730,479	10,887,181	39,515,455
Class C	8,058,894	8,020,697	1,146,923	2,445,278
Class E1	—	208,019	—	—
Class I	615,587,206	820,478,205	167,713,173	260,587,380
Class R	8,663,186	8,960,574	11,352,814	126,008
Class R6	385,714,959	395,392,794	20,248,494	30,058,898
Class Y	33,675,695	31,335,214	4,415,257	1,924,707

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	94,546,286	163,484,209	8,475,788	6,504,171
Class C	5,861,944	10,892,763	846,649	607,537
Class I	158,778,651	249,728,118	45,347,853	45,322,699
Class R	3,801,311	6,209,860	523,720	37,033
Class R6	66,325,689	77,701,319	4,727,476	3,861,579
Class Y	13,193,766	21,013,263	697,947	436,561
	1,494,895,455	1,910,155,514	276,383,275	391,427,306
187

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Mid Cap Growth Fund		Delaware Ivy Mid Cap Income Opportunities Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(342,792,633)	$(454,648,001)	$(46,602,537)	$(48,258,982)
Class C	(24,193,661)	(38,853,344)	(5,979,742)	(7,797,412)
Class E1	—	(15,934,312)	—	—
Class I	(863,664,699)	(1,128,346,626)	(453,495,989)	(595,631,582)
Class R	(20,642,621)	(16,761,799)	(1,552,003)	(135,688)
Class R6	(326,126,108)	(233,573,867)	(29,774,708)	(48,698,820)
Class Y	(61,642,216)	(61,854,490)	(3,722,108)	(16,337,458)
	(1,639,061,938)	(1,949,972,439)	(541,127,087)	(716,859,942)
Decrease in net assets derived from capital share transactions	(144,166,483)	(39,816,925)	(264,743,812)	(325,432,636)
Net Increase (Decrease) in Net Assets	368,761,058	(1,340,283,901)	(117,547,895)	(467,572,115)

Net Assets:
Beginning of year	5,877,151,978	7,217,435,879	1,289,981,924	1,757,554,039
End of year	$6,245,913,036	$5,877,151,978	$1,172,434,029	$1,289,981,924
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

188

	Delaware Ivy Small Cap Growth Fund		Delaware Ivy Smid Cap Core Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,567,954)	$(7,713,488)	$1,286,569	$2,294,855
Net realized gain (loss)	71,849,436	49,189,318	5,714,445	(13,210,907)
Net change in unrealized appreciation (depreciation)	152,099,587	(396,476,546)	54,446,145	(31,254,611)
Net increase (decrease) in net assets resulting from operations	214,381,069	(355,000,716)	61,447,159	(42,170,663)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(29,855,478)	(35,978,096)	(798,437)	(26,732,151)
Class C	(1,435,283)	(1,946,695)	(68,283)	(3,710,461)
Class E1	—	(337)	—	—
Class I	(14,786,057)	(17,341,942)	(985,384)	(36,815,324)
Class R	(2,201,928)	(2,310,793)	(106,682)	(4,392,345)
Class R6	(4,918,319)	(4,990,253)	(304,657)	(12,259,333)
Class Y	(1,715,869)	(2,620,597)	(31,304)	(1,153,288)

Return of capital:
Class A	—	—	(73,639)	—
Class C	—	—	(7,649)	—
Class I	—	—	(97,546)	—
Class R	—	—	(13,197)	—
Class R6	—	—	(26,377)	—
Class Y	—	—	(3,529)	—
	(54,912,934)	(65,188,713)	(2,516,684)	(85,062,902)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	30,659,253	42,280,458	11,360,682	14,242,069
Class C	1,354,222	1,906,837	1,003,583	1,026,594
Class E1	—	141,458	—	—
Class I	104,265,428	151,993,044	22,008,105	46,699,579
Class R	3,642,078	3,877,925	2,816,715	1,713,392
Class R6	40,393,224	28,475,201	5,870,655	7,482,685
Class Y	6,850,038	8,314,846	791,915	952,837

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	29,769,259	35,770,613	869,016	26,410,183
Class C	1,435,035	1,921,869	75,925	3,691,446
Class I	14,606,311	16,814,919	1,071,072	36,412,424
Class R	2,201,928	2,308,442	119,879	4,384,756
Class R6	4,795,767	4,857,773	331,018	12,229,704
Class Y	1,715,667	2,503,946	34,768	980,068
	241,688,210	301,167,331	46,353,333	156,225,737
189

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Small Cap Growth Fund		Delaware Ivy Smid Cap Core Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(160,032,340)	$(235,462,828)	$(28,109,077)	$(42,325,453)
Class C	(7,606,558)	(11,707,208)	(4,050,880)	(4,923,834)
Class E1	—	(10,999,250)	—	—
Class I	(272,099,839)	(358,561,415)	(63,935,836)	(179,974,386)
Class R	(8,537,983)	(8,334,107)	(3,486,649)	(4,468,380)
Class R6	(49,544,369)	(49,967,732)	(12,363,169)	(45,397,284)
Class Y	(52,757,296)	(20,072,822)	(1,391,387)	(2,937,629)
	(550,578,385)	(695,105,362)	(113,336,998)	(280,026,966)
Decrease in net assets derived from capital share transactions	(308,890,175)	(393,938,031)	(66,983,665)	(123,801,229)
Net Decrease in Net Assets	(149,422,040)	(814,127,460)	(8,053,190)	(251,034,794)

Net Assets:
Beginning of year	1,535,838,582	2,349,966,042	347,781,085	598,815,879
End of year	$1,386,416,542	$1,535,838,582	$339,727,895	$347,781,085
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

190

	Delaware Ivy Systematic Emerging Markets Equity Fund[f]		Delaware Ivy Value Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$22,478,943	$42,123,619	$8,741,172	$15,391,544
Net realized gain (loss)	(18,653,640)	9,447,774	(5,788,438)	300,268,806
Net change in unrealized appreciation (depreciation)	71,857,685	(231,865,125)	72,604,329	(387,597,951)
Net increase (decrease) in net assets resulting from operations	75,682,988	(180,293,732)	75,557,063	(71,937,601)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,063,707)	(23,862,228)	(70,325,475)	(64,572,042)
Class C	(570,330)	(3,799,756)	(1,434,045)	(1,294,711)
Class I	(14,869,547)	(67,508,510)	(72,855,381)	(134,186,525)
Class R	(169,014)	(761,742)	(1,508)	(3,635)
Class R6	(4,253,760)	(19,569,993)	(494,263)	(11,915,526)
Class Y	(797,906)	(3,290,998)	(306,209)	(16,310)
	(25,724,264)	(118,793,227)	(145,416,881)	(211,988,749)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	13,160,128	13,991,590	18,037,986	60,344,321
Class C	778,227	1,201,866	939,043	3,746,973
Class I	71,028,894	166,521,673	52,825,961	155,732,308
Class R	975,923	1,512,449	1,600	7,344
Class R6	21,769,826	25,177,569	338,488	8,750,632
Class Y	7,277,753	11,947,670	1,965,204	29,289

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,003,604	23,187,118	69,973,942	64,090,801
Class C	570,305	3,695,972	1,434,033	1,293,492
Class I	13,996,689	60,246,877	72,778,999	134,063,974
Class R	168,564	709,240	1,508	3,635
Class R6	4,168,267	19,518,747	484,256	11,441,895
Class Y	797,877	775,952	306,209	16,110
	139,696,057	328,486,723	219,087,229	439,520,774
191

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Systematic Emerging Markets Equity Fund[f]		Delaware Ivy Value Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Cost of shares redeemed:
Class A	$(49,810,065)	$(65,930,457)	$(115,339,396)	$(120,780,702)
Class C	(8,856,463)	(12,182,076)	(2,977,313)	(3,662,866)
Class I	(213,874,674)	(426,635,179)	(209,787,274)	(705,769,539)
Class R	(1,698,041)	(2,008,209)	(15,690)	(57)
Class R6	(58,350,607)	(107,210,543)	(3,150,176)	(127,494,556)
Class Y	(10,427,108)	(7,824,761)	(1,962,477)	(41,516)
	(343,016,958)	(621,791,225)	(333,232,326)	(957,749,236)
Decrease in net assets derived from capital share transactions	(203,320,901)	(293,304,502)	(114,145,097)	(518,228,462)
Net Decrease in Net Assets	(153,362,177)	(592,391,461)	(184,004,915)	(802,154,812)

Net Assets:
Beginning of year	914,389,981	1,506,781,442	675,648,949	1,477,803,761
End of year	$761,027,804	$914,389,981	$491,644,034	$675,648,949
[f]	Consolidated statements of changes in net assets.

See accompanying notes, which are an integral part of the financial statements.

192

Financial highlights

Delaware Global Equity Fund II Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.06	$12.72	$13.72	$9.64	$11.90

Income (loss) from investment operations:
Net investment income[1]	0.10 [2]	0.13	0.20	0.26	0.29
Net realized and unrealized gain (loss)	0.92 [3]	0.12	(0.07)	4.23	(2.13)
Total from investment operations	1.02	0.25	0.13	4.49	(1.84)

Less dividends and distributions from:
Net investment income	(0.14)	(0.11)	(0.42)	(0.23)	(0.30)
Net realized gain	—	(4.80)	(0.71)	(0.18)	(0.12)
Total dividends and distributions	(0.14)	(4.91)	(1.13)	(0.41)	(0.42)

Net asset value, end of period	$8.94	$8.06	$12.72	$13.72	$9.64

Total return[4]	12.81%[2,3]	5.75%	0.51%	47.07%	(16.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,222	$197,879	$263,835	$310 [5]	$260 [5]
Ratio of expenses to average net assets[6]	1.17%	1.19%	1.22%	1.22%	1.24%
Ratio of expenses to average net assets prior to fees waived[6]	1.25%	1.33%	1.25%	1.24%	1.25%
Ratio of net investment income to average net assets	1.20%	1.25%	1.41%	2.16%	2.43%
Ratio of net investment income to average net assets prior to fees waived	1.12%	1.11%	1.38%	2.14%	2.42%
Portfolio turnover	121%[7]	25%	111%	39%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.01 and total return by 0.12%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.12%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

193

Financial highlights

Delaware Global Equity Fund II Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$7.98	$12.69	$13.72	$9.64	$11.90

Income (loss) from investment operations:
Net investment income[1]	0.04 [2]	0.05	0.09	0.16	0.21
Net realized and unrealized gain (loss)	0.91 [3]	0.11	(0.08)	4.23	(2.13)
Total from investment operations	0.95	0.16	0.01	4.39	(1.92)

Less dividends and distributions from:
Net investment income	(0.08)	(0.07)	(0.33)	(0.13)	(0.22)
Net realized gain	—	(4.80)	(0.71)	(0.18)	(0.12)
Total dividends and distributions	(0.08)	(4.87)	(1.04)	(0.31)	(0.34)

Net asset value, end of period	$8.85	$7.98	$12.69	$13.72	$9.64

Total return[4]	12.00%[2,3,5]	4.84%[5]	(0.32%)	45.88%	(16.75%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,881	$2,384	$4,780	$7 [6]	$10 [6]
Ratio of expenses to average net assets[7]	1.92%	2.04%	2.04%	2.03%	2.00%
Ratio of expenses to average net assets prior to fees waived[7]	2.00%	2.27%	2.04%	2.03%	2.00%
Ratio of net investment income to average net assets	0.47%	0.44%	0.64%	1.34%	1.76%
Ratio of net investment income to average net assets prior to fees waived	0.39%	0.21%	0.64%	1.34%	1.76%
Portfolio turnover	121%[8]	25%	111%	39%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.01 and total return by 0.13%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.13%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

194

Delaware Global Equity Fund II Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.09	$12.74	$13.73	$9.64	$11.91

Income (loss) from investment operations:
Net investment income[1]	0.12 [2]	0.16	0.24	0.29	0.33
Net realized and unrealized gain (loss)	0.93 [3]	0.12	(0.07)	4.24	(2.14)
Total from investment operations	1.05	0.28	0.17	4.53	(1.81)

Less dividends and distributions from:
Net investment income	(0.16)	(0.13)	(0.45)	(0.26)	(0.34)
Net realized gain	—	(4.80)	(0.71)	(0.18)	(0.12)
Total dividends and distributions	(0.16)	(4.93)	(1.16)	(0.44)	(0.46)

Net asset value, end of period	$8.98	$8.09	$12.74	$13.73	$9.64

Total return[4]	13.12%[2,3]	5.99%	0.81%	47.60%	(15.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,354	$117,590	$205,264	$268 [5]	$242 [5]
Ratio of expenses to average net assets[6]	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived[6]	1.00%	0.93%	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	1.52%	1.58%	1.72%	2.46%	2.76%
Ratio of net investment income to average net assets prior to fees waived	1.44%	1.57%	1.70%	2.43%	2.73%
Portfolio turnover	121%[7]	25%	111%	39%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.01 and total return by 0.12%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.12%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

195

Financial highlights

Delaware Global Equity Fund II Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.04	$12.72	$13.73	$9.65	$11.91

Income (loss) from investment operations:
Net investment income[1]	0.07 [2]	0.10	0.15	0.22	0.26
Net realized and unrealized gain (loss)	0.94 [3]	0.12	(0.07)	4.23	(2.13)
Total from investment operations	1.01	0.22	0.08	4.45	(1.87)

Less dividends and distributions from:
Net investment income	(0.13)	(0.10)	(0.38)	(0.19)	(0.27)
Net realized gain	—	(4.80)	(0.71)	(0.18)	(0.12)
Total dividends and distributions	(0.13)	(4.90)	(1.09)	(0.37)	(0.39)

Net asset value, end of period	$8.92	$8.04	$12.72	$13.73	$9.65

Total return[4]	12.63%[2,3,5]	5.37%[5]	0.18%	46.59%	(16.36%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260	$232	$308	$— [6,7]	$1 [6]
Ratio of expenses to average net assets[8]	1.42%	1.47%	1.54%	1.54%	1.53%
Ratio of expenses to average net assets prior to fees waived[8]	1.50%	1.48%	1.54%	1.54%	1.53%
Ratio of net investment income to average net assets	0.89%	0.92%	1.09%	1.89%	2.14%
Ratio of net investment income to average net assets prior to fees waived	0.81%	0.91%	1.09%	1.89%	2.14%
Portfolio turnover	121%[9]	25%	111%	39%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.01 and total return by 0.12%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.12%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Rounds to less than $500 thousands.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[9]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

196

Delaware Global Equity Fund II Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.12	$12.76	$13.74	$9.65	$11.92

Income (loss) from investment operations:
Net investment income[1]	0.12 [2]	0.19	0.26	0.30	0.35
Net realized and unrealized gain (loss)	0.94 [3]	0.10	(0.06)	4.24	(2.14)
Total from investment operations	1.06	0.29	0.20	4.54	(1.79)

Less dividends and distributions from:
Net investment income	(0.18)	(0.13)	(0.47)	(0.27)	(0.36)
Net realized gain	—	(4.80)	(0.71)	(0.18)	(0.12)
Total dividends and distributions	(0.18)	(4.93)	(1.18)	(0.45)	(0.48)

Net asset value, end of period	$9.00	$8.12	$12.76	$13.74	$9.65

Total return[4]	13.15%[2,3,5]	6.09%	0.99%	47.70%	(15.76%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,349	$1,130	$14,281	$24 [6]	$17 [6]
Ratio of expenses to average net assets[7]	0.80%	0.83%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[7]	0.85%	0.83%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets	1.47%	1.68%	1.90%	2.54%	2.87%
Ratio of net investment income to average net assets prior to fees waived	1.42%	1.68%	1.90%	2.54%	2.87%
Portfolio turnover	121%[8]	25%	111%	39%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.01 and total return by 0.12%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.12%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

197

Financial highlights

Delaware Global Equity Fund II Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.06	$12.72	$13.72	$9.64	$11.90

Income (loss) from investment operations:
Net investment income[1]	0.10 [2]	0.13	0.20	0.26	0.30
Net realized and unrealized gain (loss)	0.93 [3]	0.12	(0.07)	4.23	(2.13)
Total from investment operations	1.03	0.25	0.13	4.49	(1.83)

Less dividends and distributions from:
Net investment income	(0.15)	(0.11)	(0.42)	(0.23)	(0.31)
Net realized gain	—	(4.80)	(0.71)	(0.18)	(0.12)
Total dividends and distributions	(0.15)	(4.91)	(1.13)	(0.41)	(0.43)

Net asset value, end of period	$8.94	$8.06	$12.72	$13.72	$9.64

Total return[4]	12.84%[2,3,5]	5.74%[5]	0.53%	47.11%	(16.06%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,273	$1,409	$1,612	$2 [6]	$5 [6]
Ratio of expenses to average net assets[7]	1.17%	1.18%	1.18%	1.18%	1.19%
Ratio of expenses to average net assets prior to fees waived[7]	1.25%	1.19%	1.18%	1.18%	1.19%
Ratio of net investment income to average net assets	1.19%	1.26%	1.45%	2.25%	2.49%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.25%	1.45%	2.25%	2.49%
Portfolio turnover	121%[8]	25%	111%	39%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.01 and total return by 0.12%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.12%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

198

Delaware International Equity Fund II Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$14.91	$16.57	$18.54	$11.08	$14.93

Income (loss) from investment operations:
Net investment income[1]	0.19 [2]	0.16	0.21	0.16	0.32
Net realized and unrealized gain (loss)	0.63	(0.31)	(1.76)	7.48	(3.81)
Total from investment operations	0.82	(0.15)	(1.55)	7.64	(3.49)

Less dividends and distributions from:
Net investment income	(0.21)	—	(0.42)	(0.18)	(0.36)
Net realized gain	—	(1.51)	—	—	—
Total dividends and distributions	(0.21)	(1.51)	(0.42)	(0.18)	(0.36)

Net asset value, end of period	$15.52	$14.91	$16.57	$18.54	$11.08

Total return[3]	5.60%[2,4]	0.23%[4]	(8.50%)	69.18%[4]	(24.08%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,659	$41,665	$53,118	$66 [5]	$45 [5]
Ratio of expenses to average net assets[6]	1.10%	1.37%	1.45%	1.55%	1.56%
Ratio of expenses to average net assets prior to fees waived[6]	1.75%	1.79%	1.45%	1.76%	1.77%
Ratio of net investment income to average net assets	1.25%	1.10%	1.13%	1.08%	2.19%
Ratio of net investment income to average net assets prior to fees waived	0.60%	0.68%	1.13%	0.87%	1.98%
Portfolio turnover	121%[7]	36%	119%	20%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and total return by 0.20%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

199

Financial highlights

Delaware International Equity Fund II Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$13.53	$15.29	$17.16	$10.28	$13.89

Income (loss) from investment operations:
Net investment income[1]	0.07 [2]	0.06	0.04	0.02	0.22
Net realized and unrealized gain (loss)	0.57	(0.31)	(1.62)	6.95	(3.55)
Total from investment operations	0.64	(0.25)	(1.58)	6.97	(3.33)

Less dividends and distributions from:
Net investment income	(0.10)	—	(0.29)	(0.09)	(0.28)
Net realized gain	—	(1.51)	—	—	—
Total dividends and distributions	(0.10)	(1.51)	(0.29)	(0.09)	(0.28)

Net asset value, end of period	$14.07	$13.53	$15.29	$17.16	$10.28

Total return[3]	4.78%[2,4]	(0.42%)[4]	(9.30%)	67.92%[4]	(24.55%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323	$396	$650	$1 [5]	$1 [5]
Ratio of expenses to average net assets[6]	1.85%	2.12%	2.28%	2.31%	2.20%
Ratio of expenses to average net assets prior to fees waived[6]	2.50%	2.52%	2.28%	2.52%	2.41%
Ratio of net investment income to average net assets	0.54%	0.44%	0.23%	0.18%	1.57%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.11%)	0.04%	0.23%	(0.03%)	1.36%
Portfolio turnover	121%[7]	36%	119%	20%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and total return by 0.15%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

200

Delaware International Equity Fund II Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.43	$17.03	$19.05	$11.37	$15.30

Income (loss) from investment operations:
Net investment income[1]	0.28 [2]	0.24	0.30	0.22	0.39
Net realized and unrealized gain (loss)	0.62	(0.33)	(1.83)	7.70	(3.89)
Total from investment operations	0.90	(0.09)	(1.53)	7.92	(3.50)

Less dividends and distributions from:
Net investment income	(0.19)	—	(0.49)	(0.24)	(0.43)
Net realized gain	—	(1.51)	—	—	—
Total dividends and distributions	(0.19)	(1.51)	(0.49)	(0.24)	(0.43)

Net asset value, end of period	$16.14	$15.43	$17.03	$19.05	$11.37

Total return[3]	5.91%[2,4]	0.58%[4]	(8.21%)	69.97%[4]	(23.71%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,048	$40,058	$66,566	$92 [5]	$74 [5]
Ratio of expenses to average net assets[6]	0.85%	1.06%	1.08%	1.12%	1.11%
Ratio of expenses to average net assets prior to fees waived[6]	1.50%	1.26%	1.08%	1.33%	1.32%
Ratio of net investment income to average net assets	1.80%	1.62%	1.54%	1.48%	2.60%
Ratio of net investment income to average net assets prior to fees waived	1.15%	1.42%	1.54%	1.27%	2.39%
Portfolio turnover	121%[7]	36%	119%	20%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and total return by 0.19%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

201

Financial highlights

Delaware International Equity Fund II Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$14.84	$16.52	$18.50	$11.06	$14.90

Income (loss) from investment operations:
Net investment income[1]	0.06 [2]	0.07	0.50	0.14	0.30
Net realized and unrealized gain (loss)	0.71	(0.24)	(2.10)	7.47	(3.79)
Total from investment operations	0.77	(0.17)	(1.60)	7.61	(3.49)

Less dividends and distributions from:
Net investment income	(0.32)	—	(0.38)	(0.17)	(0.35)
Net realized gain	—	(1.51)	—	—	—
Total dividends and distributions	(0.32)	(1.51)	(0.38)	(0.17)	(0.35)

Net asset value, end of period	$15.29	$14.84	$16.52	$18.50	$11.06

Total return[3]	5.32%[2,4]	0.10%[4]	(8.79%)	68.98%[4]	(24.13%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$363	$132	$6	$— [5,6]	$— [5,6]
Ratio of expenses to average net assets[7]	1.35%	1.47%	1.75%	1.69%	1.67%
Ratio of expenses to average net assets prior to fees waived[7]	2.00%	1.89%	1.75%	1.90%	1.88%
Ratio of net investment income to average net assets	0.43%	0.52%	2.66%	0.98%	2.03%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.22%)	0.10%	2.66%	0.77%	1.82%
Portfolio turnover	121%[8]	36%	119%	20%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and total return by 0.20%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

202

Delaware International Equity Fund II Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.48	$17.08	$19.11	$11.40	$15.34

Income (loss) from investment operations:
Net investment income[1]	0.25 [2]	0.23	0.32	0.24	0.43
Net realized and unrealized gain (loss)	0.66	(0.32)	(1.83)	7.74	(3.91)
Total from investment operations	0.91	(0.09)	(1.51)	7.98	(3.48)

Less dividends and distributions from:
Net investment income	(0.24)	—	(0.52)	(0.27)	(0.46)
Net realized gain	—	(1.51)	—	—	—
Total dividends and distributions	(0.24)	(1.51)	(0.52)	(0.27)	(0.46)

Net asset value, end of period	$16.15	$15.48	$17.08	$19.11	$11.40

Total return[3]	6.00%[2,4]	0.58%[4]	(8.08%)	70.31%[4]	(23.58%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,614	$44,969	$66,050	$90 [5]	$84 [5]
Ratio of expenses to average net assets[6]	0.76%	1.03%	0.92%	0.94%	0.93%
Ratio of expenses to average net assets prior to fees waived[6]	1.31%	1.16%	0.92%	1.15%	1.14%
Ratio of net investment income to average net assets	1.59%	1.51%	1.69%	1.62%	2.84%
Ratio of net investment income to average net assets prior to fees waived	1.04%	1.38%	1.69%	1.41%	2.63%
Portfolio turnover	121%[7]	36%	119%	20%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and total return by 0.19%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

203

Financial highlights

Delaware International Equity Fund II Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.22	$16.85	$18.85	$11.26	$15.16

Income (loss) from investment operations:
Net investment income[1]	0.19 [2]	0.18	0.23	0.20	0.38
Net realized and unrealized gain (loss)	0.65	(0.30)	(1.79)	7.60	(3.89)
Total from investment operations	0.84	(0.12)	(1.56)	7.80	(3.51)

Less dividends and distributions from:
Net investment income	(0.22)	—	(0.44)	(0.21)	(0.39)
Net realized gain	—	(1.51)	—	—	—
Total dividends and distributions	(0.22)	(1.51)	(0.44)	(0.21)	(0.39)

Net asset value, end of period	$15.84	$15.22	$16.85	$18.85	$11.26

Total return[3]	5.62%[2,4]	0.41%[4]	(8.43%)	69.55%[4]	(23.93%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$546	$689	$953	$1 [5]	$1 [5]
Ratio of expenses to average net assets[6]	1.10%	1.29%	1.34%	1.36%	1.41%
Ratio of expenses to average net assets prior to fees waived[6]	1.75%	1.50%	1.34%	1.57%	1.62%
Ratio of net investment income to average net assets	1.23%	1.24%	1.23%	1.32%	2.52%
Ratio of net investment income to average net assets prior to fees waived	0.58%	1.03%	1.23%	1.11%	2.31%
Portfolio turnover	121%[7]	36%	119%	20%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and total return by 0.20%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2024 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

204

Delaware Ivy Core Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.34	$10.15	$10.79	$10.49	$10.66

Income (loss) from investment operations:
Net investment income[1]	0.40	0.30	0.18	0.20	0.27
Net realized and unrealized gain (loss)	(0.18)	(0.80)	(0.59)	0.57	(0.07)
Total from investment operations	0.22	(0.50)	(0.41)	0.77	0.20

Less dividends and distributions from:
Net investment income	(0.39)	(0.31)	(0.20)	(0.22)	(0.28)
Net realized gain	—	—	(0.03)	(0.25)	(0.09)
Total dividends and distributions	(0.39)	(0.31)	(0.23)	(0.47)	(0.37)

Net asset value, end of period	$9.17	$9.34	$10.15	$10.79	$10.49

Total return[2]	2.53%	(4.91%)	(3.95%)	7.32%	1.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,818	$135,039	$177,936	$219 [3]	$199 [3]
Ratio of expenses to average net assets[4]	0.69%	0.78%	0.86%	0.87%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	0.95%	1.09%	0.98%	0.97%	1.02%
Ratio of net investment income to average net assets	4.37%	3.12%	1.65%	1.77%	2.48%
Ratio of net investment income to average net assets prior to fees waived	4.11%	2.81%	1.53%	1.67%	2.46%
Portfolio turnover	96%	128%	86%	98%	118%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

205

Financial highlights

Delaware Ivy Core Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.34	$10.15	$10.79	$10.49	$10.66

Income (loss) from investment operations:
Net investment income[1]	0.33	0.21	0.09	0.11	0.19
Net realized and unrealized gain (loss)	(0.17)	(0.79)	(0.59)	0.58	(0.07)
Total from investment operations	0.16	(0.58)	(0.50)	0.69	0.12

Less dividends and distributions from:
Net investment income	(0.33)	(0.23)	(0.11)	(0.14)	(0.20)
Net realized gain	—	—	(0.03)	(0.25)	(0.09)
Total dividends and distributions	(0.33)	(0.23)	(0.14)	(0.39)	(0.29)

Net asset value, end of period	$9.17	$9.34	$10.15	$10.79	$10.49

Total return[2]	1.77%	(5.69%)	(4.71%)	6.50%	1.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,601	$4,022	$6,362	$11 [3]	$14 [3]
Ratio of expenses to average net assets[4]	1.44%	1.61%	1.66%	1.64%	1.75%
Ratio of expenses to average net assets prior to fees waived[4]	1.70%	2.02%	1.76%	1.74%	1.77%
Ratio of net investment income to average net assets	3.62%	2.27%	0.85%	1.01%	1.73%
Ratio of net investment income to average net assets prior to fees waived	3.36%	1.86%	0.75%	0.91%	1.71%
Portfolio turnover	96%	128%	86%	98%	118%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

206

Delaware Ivy Core Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.34	$10.15	$10.79	$10.49	$10.66

Income (loss) from investment operations:
Net investment income[1]	0.42	0.32	0.22	0.24	0.32
Net realized and unrealized gain (loss)	(0.17)	(0.79)	(0.59)	0.58	(0.07)
Total from investment operations	0.25	(0.47)	(0.37)	0.82	0.25

Less dividends and distributions from:
Net investment income	(0.42)	(0.34)	(0.24)	(0.27)	(0.33)
Net realized gain	—	—	(0.03)	(0.25)	(0.09)
Total dividends and distributions	(0.42)	(0.34)	(0.27)	(0.52)	(0.42)

Net asset value, end of period	$9.17	$9.34	$10.15	$10.79	$10.49

Total return[2]	2.79%	(4.61%)	(3.55%)	7.77%	2.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,193	$250,769	$493,000	$772 [3]	$742 [3]
Ratio of expenses to average net assets[4]	0.44%	0.45%	0.45%	0.45%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.70%	0.64%	0.71%	0.72%	0.73%
Ratio of net investment income to average net assets	4.62%	3.37%	2.06%	2.20%	2.93%
Ratio of net investment income to average net assets prior to fees waived	4.36%	3.18%	1.80%	1.93%	2.74%
Portfolio turnover	96%	128%	86%	98%	118%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

207

Financial highlights

Delaware Ivy Core Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.34	$10.15	$10.79	$10.49	$10.66

Income (loss) from investment operations:
Net investment income[1]	0.37	0.28	0.14	0.16	0.24
Net realized and unrealized gain (loss)	(0.17)	(0.81)	(0.59)	0.57	(0.07)
Total from investment operations	0.20	(0.53)	(0.45)	0.73	0.17

Less dividends and distributions from:
Net investment income	(0.37)	(0.28)	(0.16)	(0.18)	(0.25)
Net realized gain	—	—	(0.03)	(0.25)	(0.09)
Total dividends and distributions	(0.37)	(0.28)	(0.19)	(0.43)	(0.34)

Net asset value, end of period	$9.17	$9.34	$10.15	$10.79	$10.49

Total return[2]	2.27%	(5.17%)	(4.28%)	6.97%	1.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$939	$891	$863	$1 [3]	$1 [3]
Ratio of expenses to average net assets[4]	0.94%	1.03%	1.21%	1.20%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.20%	1.20%	1.34%	1.30%	1.32%
Ratio of net investment income to average net assets	4.12%	2.95%	1.30%	1.46%	2.18%
Ratio of net investment income to average net assets prior to fees waived	3.86%	2.78%	1.17%	1.36%	2.16%
Portfolio turnover	96%	128%	86%	98%	118%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

208

Delaware Ivy Core Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.34	$10.15	$10.79	$10.49	$10.66

Income (loss) from investment operations:
Net investment income[1]	0.43	0.32	0.22	0.24	0.32
Net realized and unrealized gain (loss)	(0.18)	(0.79)	(0.59)	0.58	(0.07)
Total from investment operations	0.25	(0.47)	(0.37)	0.82	0.25

Less dividends and distributions from:
Net investment income	(0.42)	(0.34)	(0.24)	(0.27)	(0.33)
Net realized gain	—	—	(0.03)	(0.25)	(0.09)
Total dividends and distributions	(0.42)	(0.34)	(0.27)	(0.52)	(0.42)

Net asset value, end of period	$9.17	$9.34	$10.15	$10.79	$10.49

Total return[2]	2.86%	(4.60%)	(3.55%)	7.77%	2.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,890	$74,458	$147,696	$184 [3]	$133 [3]
Ratio of expenses to average net assets[4]	0.37%	0.45%	0.45%	0.45%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.63%	0.62%	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	4.69%	3.35%	2.06%	2.20%	2.94%
Ratio of net investment income to average net assets prior to fees waived	4.43%	3.18%	1.93%	2.08%	2.90%
Portfolio turnover	96%	128%	86%	98%	118%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

209

Financial highlights

Delaware Ivy Core Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.34	$10.15	$10.79	$10.49	$10.66

Income (loss) from investment operations:
Net investment income[1]	0.40	0.30	0.18	0.20	0.27
Net realized and unrealized gain (loss)	(0.18)	(0.80)	(0.59)	0.57	(0.07)
Total from investment operations	0.22	(0.50)	(0.41)	0.77	0.20

Less dividends and distributions from:
Net investment income	(0.39)	(0.31)	(0.20)	(0.22)	(0.28)
Net realized gain	—	—	(0.03)	(0.25)	(0.09)
Total dividends and distributions	(0.39)	(0.31)	(0.23)	(0.47)	(0.37)

Net asset value, end of period	$9.17	$9.34	$10.15	$10.79	$10.49

Total return[2]	2.53%	(4.90%)	(3.94%)	7.33%	1.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,893	$4,909	$6,186	$7 [3]	$10 [3]
Ratio of expenses to average net assets[4]	0.69%	0.76%	0.86%	0.87%	0.96%
Ratio of expenses to average net assets prior to fees waived[4]	0.95%	0.95%	0.99%	0.97%	0.98%
Ratio of net investment income to average net assets	4.37%	3.16%	1.65%	1.78%	2.48%
Ratio of net investment income to average net assets prior to fees waived	4.11%	2.97%	1.52%	1.68%	2.46%
Portfolio turnover	96%	128%	86%	98%	118%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

210

Delaware Ivy Core Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$14.69	$18.10	$18.01	$11.73	$13.47

Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.04	0.06	0.06
Net realized and unrealized gain (loss)	4.29	(1.36)	2.56	6.65	(0.29)
Total from investment operations	4.32	(1.31)	2.60	6.71	(0.23)

Less dividends and distributions from:
Net investment income	(0.06)	(0.08)	(0.09)	(0.04)	(0.09)
Net realized gain	(1.84)	(2.02)	(2.42)	(0.39)	(1.42)
Total dividends and distributions	(1.90)	(2.10)	(2.51)	(0.43)	(1.51)

Net asset value, end of period	$17.11	$14.69	$18.10	$18.01	$11.73

Total return[2]	31.18%[3]	(6.71%)[3]	13.88%	57.58%	(3.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,846,374	$2,574,630	$3,424,139	$3,411 [4]	$2,409 [4]
Ratio of expenses to average net assets[5]	1.00%	1.00%	0.97%	1.00%	1.03%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	1.03%	0.97%	1.00%	1.03%
Ratio of net investment income to average net assets	0.18%	0.32%	0.19%	0.36%	0.42%
Ratio of net investment income to average net assets prior to fees waived	0.18%	0.29%	0.19%	0.36%	0.42%
Portfolio turnover	35%	37%	36%	49%	66%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

211

Financial highlights

Delaware Ivy Core Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.09	$14.27	$14.65	$9.63	$11.31

Income (loss) from investment operations:
Net investment loss[1]	(0.07)[2]	(0.06)	(0.11)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	3.17	(1.10)	2.10	5.45	(0.22)
Total from investment operations	3.10	(1.16)	1.99	5.39	(0.27)

Less dividends and distributions from:
Net investment income	(0.01)	—	(0.01)	—	(0.01)
Net realized gain	(1.84)	(2.02)	(2.36)	(0.37)	(1.40)
Total dividends and distributions	(1.85)	(2.02)	(2.37)	(0.37)	(1.41)

Net asset value, end of period	$12.34	$11.09	$14.27	$14.65	$9.63

Total return[3]	30.19%[4]	(7.48%)[4]	12.85%	56.31%	(4.44%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,101	$17,253	$27,556	$33 [5]	$37 [5]
Ratio of expenses to average net assets[6]	1.75%	1.84%	1.85%	1.88%	1.89%
Ratio of expenses to average net assets prior to fees waived[6]	1.75%	1.99%	1.85%	1.88%	1.89%
Ratio of net investment loss to average net assets	(0.57%)	(0.52%)	(0.70%)	(0.51%)	(0.44%)
Ratio of net investment loss to average net assets prior to fees waived	(0.57%)	(0.67%)	(0.70%)	(0.51%)	(0.44%)
Portfolio turnover	35%	37%	36%	49%	66%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

212

Delaware Ivy Core Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.67	$21.24	$20.77	$13.47	$15.27

Income (loss) from investment operations:
Net investment income[1]	0.08	0.10	0.08	0.10	0.10
Net realized and unrealized gain (loss)	5.22	(1.57)	2.93	7.66	(0.37)
Total from investment operations	5.30	(1.47)	3.01	7.76	(0.27)

Less dividends and distributions from:
Net investment income	(0.07)	(0.08)	(0.12)	(0.07)	(0.11)
Net realized gain	(1.84)	(2.02)	(2.42)	(0.39)	(1.42)
Total dividends and distributions	(1.91)	(2.10)	(2.54)	(0.46)	(1.53)

Net asset value, end of period	$21.06	$17.67	$21.24	$20.77	$13.47

Total return[2]	31.50%[3]	(6.46%)	14.00%	57.92%	(3.38%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$764,906	$744,911	$1,070,912	$1,101 [4]	$861 [4]
Ratio of expenses to average net assets[5]	0.75%	0.78%	0.79%	0.81%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.75%	0.78%	0.79%	0.81%	0.83%
Ratio of net investment income to average net assets	0.43%	0.55%	0.37%	0.55%	0.63%
Ratio of net investment income to average net assets prior to fees waived	0.43%	0.55%	0.37%	0.55%	0.63%
Portfolio turnover	35%	37%	36%	49%	66%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

213

Financial highlights

Delaware Ivy Core Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$14.47	$17.88	$17.82	$11.62	$13.36

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)[2]	0.01	(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss)	4.22	(1.35)	2.53	6.59	(0.30)
Total from investment operations	4.21	(1.34)	2.49	6.58	(0.29)

Less dividends and distributions from:
Net investment income	—	(0.05)	(0.04)	—	(0.03)
Net realized gain	(1.84)	(2.02)	(2.39)	(0.38)	(1.42)
Total dividends and distributions	(1.84)	(2.07)	(2.43)	(0.38)	(1.45)

Net asset value, end of period	$16.84	$14.47	$17.88	$17.82	$11.62

Total return[3]	30.84%[4]	(6.98%)[4]	13.42%	56.93%	(3.93%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161	$231	$212	$1 [5]	$— [5,6]
Ratio of expenses to average net assets[7]	1.25%	1.30%	1.39%	1.40%	1.42%
Ratio of expenses to average net assets prior to fees waived[7]	1.25%	1.31%	1.39%	1.40%	1.42%
Ratio of net investment income (loss) to average net assets	(0.07%)	0.03%	(0.22%)	(0.04%)	0.04%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07%)	0.02%	(0.22%)	(0.04%)	0.04%
Portfolio turnover	35%	37%	36%	49%	66%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

214

Delaware Ivy Core Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.73	$21.31	$20.82	$13.50	$15.30

Income (loss) from investment operations:
Net investment income[1]	0.09	0.12	0.12	0.12	0.13
Net realized and unrealized gain (loss)	5.24	(1.59)	2.94	7.68	(0.37)
Total from investment operations	5.33	(1.47)	3.06	7.80	(0.24)

Less dividends and distributions from:
Net investment income	(0.09)	(0.09)	(0.15)	(0.09)	(0.14)
Net realized gain	(1.84)	(2.02)	(2.42)	(0.39)	(1.42)
Total dividends and distributions	(1.93)	(2.11)	(2.57)	(0.48)	(1.56)

Net asset value, end of period	$21.13	$17.73	$21.31	$20.82	$13.50

Total return[2]	31.60%[3]	(6.44%)	14.23%	58.14%	(3.23%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,743	$48,677	$91,633	$90 [4]	$31 [4]
Ratio of expenses to average net assets[5]	0.70%	0.69%	0.64%	0.66%	0.67%
Ratio of expenses to average net assets prior to fees waived[5]	0.70%	0.69%	0.64%	0.66%	0.67%
Ratio of net investment income to average net assets	0.48%	0.64%	0.52%	0.68%	0.78%
Ratio of net investment income to average net assets prior to fees waived	0.48%	0.64%	0.52%	0.68%	0.78%
Portfolio turnover	35%	37%	36%	49%	66%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

215

Financial highlights

Delaware Ivy Core Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.83	$20.38	$20.01	$13.00	$14.78

Income (loss) from investment operations:
Net investment income[1]	0.03	0.07	0.07	0.09	0.09
Net realized and unrealized gain (loss)	4.95	(1.52)	2.83	7.37	(0.34)
Total from investment operations	4.98	(1.45)	2.90	7.46	(0.25)

Less dividends and distributions from:
Net investment income	(0.04)	(0.08)	(0.11)	(0.06)	(0.11)
Net realized gain	(1.84)	(2.02)	(2.42)	(0.39)	(1.42)
Total dividends and distributions	(1.88)	(2.10)	(2.53)	(0.45)	(1.53)

Net asset value, end of period	$19.93	$16.83	$20.38	$20.01	$13.00

Total return[2]	31.13%	(6.63%)[3]	13.99%[3]	57.75%[3]	(3.37%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,813	$25,065	$29,855	$26 [4]	$23 [4]
Ratio of expenses to average net assets[5]	1.00%	0.94%	0.84%	0.85%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	0.97%	1.04%	1.05%	1.08%
Ratio of net investment income to average net assets	0.18%	0.39%	0.32%	0.50%	0.60%
Ratio of net investment income to average net assets prior to fees waived	0.18%	0.36%	0.12%	0.30%	0.36%
Portfolio turnover	35%	37%	36%	49%	66%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

216

Delaware Ivy Global Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.09	$9.57	$10.26	$9.26	$9.71

Income (loss) from investment operations:
Net investment income[1]	0.32	0.24	0.25	0.32	0.34
Net realized and unrealized gain (loss)	0.05	(0.44)	(0.69)	0.95	(0.59)
Total from investment operations	0.37	(0.20)	(0.44)	1.27	(0.25)

Less dividends and distributions from:
Net investment income	(0.31)	(0.28)	(0.25)	(0.27)	(0.20)
Total dividends and distributions	(0.31)	(0.28)	(0.25)	(0.27)	(0.20)

Net asset value, end of period	$9.15	$9.09	$9.57	$10.26	$9.26

Total return[2]	4.19%	(2.00%)	(4.39%)	13.77%	(2.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96,400	$111,266	$150,133	$178 [3]	$170 [3]
Ratio of expenses to average net assets[4,5]	0.97%	0.96%	0.96%	0.96%	0.99%
Ratio of expenses to average net assets prior to fees waived[4,5]	1.09%	1.24%	1.19%	1.20%	1.22%
Ratio of net investment income to average net assets	3.58%	2.64%	2.46%	3.18%	3.43%
Ratio of net investment income to average net assets prior to fees waived	3.46%	2.36%	2.23%	2.94%	3.20%
Portfolio turnover	181%	124%	50%	43%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.96% and 1.08%, respectively.

See accompanying notes, which are an integral part of the financial statements.

217

Financial highlights

Delaware Ivy Global Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.09	$9.57	$10.25	$9.26	$9.71

Income (loss) from investment operations:
Net investment income[1]	0.25	0.17	0.17	0.25	0.26
Net realized and unrealized gain (loss)	0.05	(0.43)	(0.68)	0.94	(0.59)
Total from investment operations	0.30	(0.26)	(0.51)	1.19	(0.33)

Less dividends and distributions from:
Net investment income	(0.25)	(0.22)	(0.17)	(0.20)	(0.12)
Total dividends and distributions	(0.25)	(0.22)	(0.17)	(0.20)	(0.12)

Net asset value, end of period	$9.14	$9.09	$9.57	$10.25	$9.26

Total return[2]	3.36%	(2.68%)	(5.04%)	12.81%	(3.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,729	$2,675	$3,499	$4 [3]	$6 [3]
Ratio of expenses to average net assets[4,5]	1.72%	1.71%	1.72%	1.72%	1.74%
Ratio of expenses to average net assets prior to fees waived[4,5]	1.84%	2.06%	1.97%	1.96%	1.98%
Ratio of net investment income to average net assets	2.83%	1.91%	1.69%	2.45%	2.68%
Ratio of net investment income to average net assets prior to fees waived	2.71%	1.56%	1.44%	2.21%	2.44%
Portfolio turnover	181%	124%	50%	43%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 1.71% and 1.83%, respectively.

See accompanying notes, which are an integral part of the financial statements.

218

Delaware Ivy Global Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.09	$9.57	$10.25	$9.26	$9.71

Income (loss) from investment operations:
Net investment income[1]	0.34	0.26	0.27	0.35	0.36
Net realized and unrealized gain (loss)	0.05	(0.43)	(0.68)	0.93	(0.59)
Total from investment operations	0.39	(0.17)	(0.41)	1.28	(0.23)

Less dividends and distributions from:
Net investment income	(0.34)	(0.31)	(0.27)	(0.29)	(0.22)
Total dividends and distributions	(0.34)	(0.31)	(0.27)	(0.29)	(0.22)

Net asset value, end of period	$9.14	$9.09	$9.57	$10.25	$9.26

Total return[2]	4.44%	(1.76%)	(4.08%)	13.90%	(2.45%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,566	$179,446	$198,358	$241 [3]	$204 [3]
Ratio of expenses to average net assets[4,5]	0.72%	0.72%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived[4,5]	0.84%	0.75%	0.86%	0.89%	0.89%
Ratio of net investment income to average net assets	3.83%	2.91%	2.67%	3.39%	3.67%
Ratio of net investment income to average net assets prior to fees waived	3.71%	2.88%	2.55%	3.24%	3.52%
Portfolio turnover	181%	124%	50%	43%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.71% and 0.83%, respectively.

See accompanying notes, which are an integral part of the financial statements.

219

Financial highlights

Delaware Ivy Global Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.07	$9.55	$10.23	$9.24	$9.69

Income (loss) from investment operations:
Net investment income[1]	0.30	0.21	0.20	0.28	0.29
Net realized and unrealized gain (loss)	0.05	(0.43)	(0.68)	0.93	(0.59)
Total from investment operations	0.35	(0.22)	(0.48)	1.21	(0.30)

Less dividends and distributions from:
Net investment income	(0.29)	(0.26)	(0.20)	(0.22)	(0.15)
Total dividends and distributions	(0.29)	(0.26)	(0.20)	(0.22)	(0.15)

Net asset value, end of period	$9.13	$9.07	$9.55	$10.23	$9.24

Total return[2]	3.98%[3]	(2.31%)[3]	(4.77%)	13.13%	(3.16%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$342	$257	$260	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6,7]	1.22%	1.29%	1.45%	1.46%	1.47%
Ratio of expenses to average net assets prior to fees waived[6,7]	1.34%	1.31%	1.45%	1.46%	1.47%
Ratio of net investment income to average net assets	3.33%	2.35%	1.96%	2.77%	2.95%
Ratio of net investment income to average net assets prior to fees waived	3.21%	2.33%	1.96%	2.77%	2.95%
Portfolio turnover	181%	124%	50%	43%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 1.21% and 1.33%, respectively.

See accompanying notes, which are an integral part of the financial statements.

220

Delaware Ivy Global Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.09	$9.57	$10.26	$9.26	$9.71

Income (loss) from investment operations:
Net investment income[1]	0.35	0.26	0.27	0.34	0.36
Net realized and unrealized gain (loss)	0.05	(0.43)	(0.68)	0.95	(0.58)
Total from investment operations	0.40	(0.17)	(0.41)	1.29	(0.22)

Less dividends and distributions from:
Net investment income	(0.36)	(0.31)	(0.28)	(0.29)	(0.23)
Total dividends and distributions	(0.36)	(0.31)	(0.28)	(0.29)	(0.23)

Net asset value, end of period	$9.13	$9.09	$9.57	$10.26	$9.26

Total return[2]	4.50%[3]	(1.75%)	(4.14%)	14.02%	(2.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$171,002	$132,679	$143,870	$62 [4]	$23 [4]
Ratio of expenses to average net assets[5,6]	0.64%	0.73%	0.70%	0.72%	0.73%
Ratio of expenses to average net assets prior to fees waived[5,6]	0.74%	0.73%	0.70%	0.72%	0.73%
Ratio of net investment income to average net assets	3.91%	2.90%	2.65%	3.32%	3.69%
Ratio of net investment income to average net assets prior to fees waived	3.81%	2.90%	2.65%	3.32%	3.69%
Portfolio turnover	181%	124%	50%	43%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.63% and 0.73%, respectively.

See accompanying notes, which are an integral part of the financial statements.

221

Financial highlights

Delaware Ivy Global Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.09	$9.58	$10.26	$9.26	$9.71

Income (loss) from investment operations:
Net investment income[1]	0.32	0.25	0.25	0.32	0.34
Net realized and unrealized gain (loss)	0.05	(0.45)	(0.68)	0.95	(0.59)
Total from investment operations	0.37	(0.20)	(0.43)	1.27	(0.25)

Less dividends and distributions from:
Net investment income	(0.31)	(0.29)	(0.25)	(0.27)	(0.20)
Total dividends and distributions	(0.31)	(0.29)	(0.25)	(0.27)	(0.20)

Net asset value, end of period	$9.15	$9.09	$9.58	$10.26	$9.26

Total return[2]	4.21%	(2.06%)	(4.29%)	13.76%	(2.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,999	$1,879	$881	$1 [3]	$1 [3]
Ratio of expenses to average net assets[4,5]	0.97%	0.96%	0.96%	0.96%	0.99%
Ratio of expenses to average net assets prior to fees waived[4,5]	1.09%	0.99%	1.11%	1.12%	1.23%
Ratio of net investment income to average net assets	3.58%	2.74%	2.42%	3.18%	3.46%
Ratio of net investment income to average net assets prior to fees waived	3.46%	2.71%	2.27%	3.02%	3.22%
Portfolio turnover	181%	124%	50%	43%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.96% and 1.08%, respectively.

See accompanying notes, which are an integral part of the financial statements.

222

Delaware Ivy Global Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$29.35	$54.30	$56.56	$37.75	$43.12

Income (loss) from investment operations:
Net investment income (loss)[1]	0.21 [2]	0.22	0.08	(0.04)	0.05
Net realized and unrealized gain (loss)	7.03	(3.65)	1.81	21.67	(4.97)
Total from investment operations	7.24	(3.43)	1.89	21.63	(4.92)

Less dividends and distributions from:
Net investment income	(0.20)	—	(0.19)	—	(0.09)
Net realized gain	(1.71)	(21.52)	(3.96)	(2.82)	(0.36)
Total dividends and distributions	(1.91)	(21.52)	(4.15)	(2.82)	(0.45)

Net asset value, end of period	$34.68	$29.35	$54.30	$56.56	$37.75

Total return[3]	25.48%[2,4]	(4.48%)[4]	2.84%	57.85%	(11.62%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$346,465	$333,400	$481,991	$531 [5]	$369 [5]
Ratio of expenses to average net assets[6]	1.18%	1.28%	1.27%	1.34%	1.36%
Ratio of expenses to average net assets prior to fees waived[6]	1.19%	1.39%	1.27%	1.34%	1.36%
Ratio of net investment income (loss) to average net assets	0.68%	0.53%	0.14%	(0.08%)	0.11%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.67%	0.42%	0.14%	(0.08%)	0.11%
Portfolio turnover	47%	39%	45%	32%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income (loss) per share by $0.05 and total return by 0.17%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

223

Financial highlights

Delaware Ivy Global Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.40	$43.16	$45.65	$31.11	$35.84

Income (loss) from investment operations:
Net investment loss[1]	(0.02)[2,3]	(0.10)	(0.40)	(0.41)	(0.28)
Net realized and unrealized gain (loss)	4.29	(3.14)	1.51	17.77	(4.09)
Total from investment operations	4.27	(3.24)	1.11	17.36	(4.37)

Less dividends and distributions from:
Net investment income	(0.19)	—	—	—	—
Net realized gain	(1.71)	(21.52)	(3.60)	(2.82)	(0.36)
Total dividends and distributions	(1.90)	(21.52)	(3.60)	(2.82)	(0.36)

Net asset value, end of period	$20.77	$18.40	$43.16	$45.65	$31.11

Total return[4]	24.49%[2,5]	(5.30%)[5]	1.88%	56.45%	(12.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,164	$2,187	$3,530	$5 [6]	$5 [6]
Ratio of expenses to average net assets[7]	1.94%	2.17%	2.22%	2.25%	2.24%
Ratio of expenses to average net assets prior to fees waived[7]	1.95%	2.51%	2.22%	2.25%	2.24%
Ratio of net investment loss to average net assets	(0.08%)	(0.35%)	(0.84%)	(1.00%)	(0.76%)
Ratio of net investment loss to average net assets prior to fees waived	(0.09%)	(0.69%)	(0.84%)	(1.00%)	(0.76%)
Portfolio turnover	47%	39%	45%	32%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment loss per share by $0.03 and total return by 0.16%. See Note 1 in “Notes to financial statements.”
[3]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

224

Delaware Ivy Global Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$30.86	$55.82	$58.10	$38.63	$44.10

Income (loss) from investment operations:
Net investment income[1]	0.31 [2]	0.37	0.20	0.10	0.18
Net realized and unrealized gain (loss)	7.41	(3.75)	1.89	22.20	(5.07)
Total from investment operations	7.72	(3.38)	2.09	22.30	(4.89)

Less dividends and distributions from:
Net investment income	(0.23)	(0.06)	(0.41)	(0.01)	(0.22)
Net realized gain	(1.71)	(21.52)	(3.96)	(2.82)	(0.36)
Total dividends and distributions	(1.94)	(21.58)	(4.37)	(2.83)	(0.58)

Net asset value, end of period	$36.64	$30.86	$55.82	$58.10	$38.63

Total return[3]	25.81%[2]	(4.25%)	3.09%	58.28%	(11.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,272	$196,155	$379,099	$494 [4]	$346 [4]
Ratio of expenses to average net assets[5]	0.94%	1.01%	1.06%	1.06%	1.06%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	1.03%	1.07%	1.09%	1.10%
Ratio of net investment income to average net assets	0.94%	0.85%	0.33%	0.19%	0.40%
Ratio of net investment income to average net assets prior to fees waived	0.93%	0.83%	0.32%	0.16%	0.36%
Portfolio turnover	47%	39%	45%	32%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.05 and total return by 0.16%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

225

Financial highlights

Delaware Ivy Global Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$28.46	$53.50	$55.69	$37.32	$42.69

Income (loss) from investment operations:
Net investment income (loss)[1]	0.12 [2]	0.09	(0.15)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	6.80	(3.61)	1.78	21.40	(4.93)
Total from investment operations	6.92	(3.52)	1.63	21.19	(5.01)

Less dividends and distributions from:
Net investment income	(0.14)	—	(0.01)	—	—
Net realized gain	(1.71)	(21.52)	(3.81)	(2.82)	(0.36)
Total dividends and distributions	(1.85)	(21.52)	(3.82)	(2.82)	(0.36)

Net asset value, end of period	$33.53	$28.46	$53.50	$55.69	$37.32

Total return[3]	25.13%[2,4]	(4.74%)[4]	2.46%	57.33%	(11.92%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$772	$716	$835	$1 [5]	$1 [5]
Ratio of expenses to average net assets[6]	1.44%	1.55%	1.66%	1.68%	1.68%
Ratio of expenses to average net assets prior to fees waived[6]	1.45%	1.57%	1.66%	1.68%	1.68%
Ratio of net investment income (loss) to average net assets	0.41%	0.23%	(0.25%)	(0.42%)	(0.18%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.40%	0.21%	(0.25%)	(0.42%)	(0.18%)
Portfolio turnover	47%	39%	45%	32%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income (loss) per share by $0.04 and total return by 0.14%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

226

Delaware Ivy Global Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24		3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$31.04		$56.21	$58.51	$38.85	$44.35

Income (loss) from investment operations:
Net investment income[1]	0.29 [2]		0.31	0.23	0.16	0.24
Net realized and unrealized gain (loss)	7.48		(3.70)	1.96	22.35	(5.10)
Total from investment operations	7.77		(3.39)	2.19	22.51	(4.86)

Less dividends and distributions from:
Net investment income	(0.36)		(0.26)	(0.53)	(0.03)	(0.28)
Net realized gain	(1.71)		(21.52)	(3.96)	(2.82)	(0.36)
Total dividends and distributions	(2.07)		(21.78)	(4.49)	(2.85)	(0.64)

Net asset value, end of period	$36.74		$31.04	$56.21	$58.51	$38.85

Total return[3]	25.87%	[2,4]	(4.20%)[4]	3.22%	58.50%	(11.26%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,681		$2,908	$2,633	$19 [5]	$16 [5]
Ratio of expenses to average net assets[6]	0.85%		0.98%	0.91%	0.94%	0.94%
Ratio of expenses to average net assets prior to fees waived[6]	0.92%		1.00%	0.91%	0.94%	0.94%
Ratio of net investment income to average net assets	0.87%		0.73%	0.37%	0.31%	0.53%
Ratio of net investment income to average net assets prior to fees waived	0.80%		0.71%	0.37%	0.31%	0.53%
Portfolio turnover	47%		39%	45%	32%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.05 and total return by 0.16%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

227

Financial highlights

Delaware Ivy Global Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$29.66	$54.63	$56.88	$37.95	$43.35

Income (loss) from investment operations:
Net investment income (loss)[1]	0.24 [2]	0.21	0.07	(0.05)	0.08
Net realized and unrealized gain (loss)	7.08	(3.66)	1.83	21.80	(5.03)
Total from investment operations	7.32	(3.45)	1.90	21.75	(4.95)

Less dividends and distributions from:
Net investment income	(0.23)	—	(0.19)	—	(0.09)
Net realized gain	(1.71)	(21.52)	(3.96)	(2.82)	(0.36)
Total dividends and distributions	(1.94)	(21.52)	(4.15)	(2.82)	(0.45)

Net asset value, end of period	$35.04	$29.66	$54.63	$56.88	$37.95

Total return[3]	25.48%[2]	(4.50%)	2.85%	57.86%	(11.63%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,860	$1,483	$1,962	$3 [4]	$2 [4]
Ratio of expenses to average net assets[5]	1.19%	1.28%	1.28%	1.34%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.32%	1.32%	1.36%	1.38%
Ratio of net investment income (loss) to average net assets	0.64%	0.51%	0.11%	(0.09%)	0.19%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.63%	0.47%	0.07%	(0.11%)	0.17%
Portfolio turnover	47%	39%	45%	32%	26%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income (loss) per share by $0.05 and total return by 0.17%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

228

Delaware Ivy High Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.87	$6.73	$7.10	$5.91	$7.20

Income (loss) from investment operations:
Net investment income[1]	0.43	0.44	0.46	0.41	0.49
Net realized and unrealized gain (loss)	0.21	(0.86)	(0.38)	1.21	(1.29)
Total from investment operations	0.64	(0.42)	0.08	1.62	(0.80)

Less dividends and distributions from:
Net investment income	(0.43)	(0.44)	(0.45)	(0.43)	(0.49)
Total dividends and distributions	(0.43)	(0.44)	(0.45)	(0.43)	(0.49)

Net asset value, end of period	$6.08	$5.87	$6.73	$7.10	$5.91

Total return[2]	11.36%	(6.02%)[3]	1.09%[4]	28.16%	(12.03%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,109,865	$1,196,375	$1,576,813	$1,816 [5]	$1,465 [5]
Ratio of expenses to average net assets[6]	0.89%	1.00%	0.95%	0.97%	0.95%
Ratio of expenses to average net assets prior to fees waived[6]	0.89%	1.02%	0.95%	0.97%	0.95%
Ratio of net investment income to average net assets	7.27%	7.38%	6.44%	6.16%	6.89%
Ratio of net investment income to average net assets prior to fees waived	7.27%	7.36%	6.44%	6.16%	6.89%
Portfolio turnover	30%	50%	48%	59%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

229

Financial highlights

Delaware Ivy High Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.87	$6.73	$7.10	$5.91	$7.20

Income (loss) from investment operations:
Net investment income[1]	0.39	0.40	0.40	0.36	0.44
Net realized and unrealized gain (loss)	0.20	(0.86)	(0.37)	1.22	(1.29)
Total from investment operations	0.59	(0.46)	0.03	1.58	(0.85)

Less dividends and distributions from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.39)	(0.44)
Total dividends and distributions	(0.38)	(0.40)	(0.40)	(0.39)	(0.44)

Net asset value, end of period	$6.08	$5.87	$6.73	$7.10	$5.91

Total return[2]	10.53%	(6.70%)[3]	0.38%[3,4]	27.28%[3]	(12.66%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,787	$141,497	$221,601	$321 [5]	$447 [5]
Ratio of expenses to average net assets[6]	1.64%	1.71%	1.66%	1.66%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.64%	1.81%	1.70%	1.70%	1.68%
Ratio of net investment income to average net assets	6.52%	6.64%	5.72%	5.50%	6.17%
Ratio of net investment income to average net assets prior to fees waived	6.52%	6.54%	5.68%	5.46%	6.15%
Portfolio turnover	30%	50%	48%	59%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

230

Delaware Ivy High Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.87	$6.73	$7.10	$5.91	$7.20

Income (loss) from investment operations:
Net investment income[1]	0.44	0.45	0.47	0.43	0.50
Net realized and unrealized gain (loss)	0.21	(0.85)	(0.37)	1.21	(1.29)
Total from investment operations	0.65	(0.40)	0.10	1.64	(0.79)

Less dividends and distributions from:
Net investment income	(0.44)	(0.46)	(0.47)	(0.45)	(0.50)
Total dividends and distributions	(0.44)	(0.46)	(0.47)	(0.45)	(0.50)

Net asset value, end of period	$6.08	$5.87	$6.73	$7.10	$5.91

Total return[2]	11.63%	(5.79%)	1.31%[3]	28.44%	(11.83%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,013,680	$1,035,891	$1,454,150	$1,868 [4]	$1,487 [4]
Ratio of expenses to average net assets[5]	0.64%	0.75%	0.74%	0.75%	0.73%
Ratio of expenses to average net assets prior to fees waived[5]	0.64%	0.75%	0.74%	0.75%	0.73%
Ratio of net investment income to average net assets	7.52%	7.61%	6.66%	6.38%	7.11%
Ratio of net investment income to average net assets prior to fees waived	7.52%	7.61%	6.66%	6.38%	7.11%
Portfolio turnover	30%	50%	48%	59%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

231

Financial highlights

Delaware Ivy High Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.87	$6.73	$7.10	$5.91	$7.20

Income (loss) from investment operations:
Net investment income[1]	0.41	0.42	0.43	0.39	0.46
Net realized and unrealized gain (loss)	0.21	(0.85)	(0.37)	1.21	(1.29)
Total from investment operations	0.62	(0.43)	0.06	1.60	(0.83)

Less dividends and distributions from:
Net investment income	(0.41)	(0.43)	(0.43)	(0.41)	(0.46)
Total dividends and distributions	(0.41)	(0.43)	(0.43)	(0.41)	(0.46)

Net asset value, end of period	$6.08	$5.87	$6.73	$7.10	$5.91

Total return[2]	11.08%	(6.29%)	0.71%[3]	27.67%	(12.36%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,778	$34,322	$44,613	$48 [4]	$45 [4]
Ratio of expenses to average net assets[5]	1.14%	1.28%	1.34%	1.35%	1.32%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%	1.28%	1.34%	1.35%	1.32%
Ratio of net investment income to average net assets	7.02%	7.09%	6.05%	5.79%	6.52%
Ratio of net investment income to average net assets prior to fees waived	7.02%	7.09%	6.05%	5.79%	6.52%
Portfolio turnover	30%	50%	48%	59%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

232

Delaware Ivy High Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.87	$6.73	$7.10	$5.91	$7.20

Income (loss) from investment operations:
Net investment income[1]	0.45	0.46	0.48	0.44	0.51
Net realized and unrealized gain (loss)	0.20	(0.86)	(0.37)	1.21	(1.29)
Total from investment operations	0.65	(0.40)	0.11	1.65	(0.78)

Less dividends and distributions from:
Net investment income	(0.44)	(0.46)	(0.48)	(0.46)	(0.51)
Total dividends and distributions	(0.44)	(0.46)	(0.48)	(0.46)	(0.51)

Net asset value, end of period	$6.08	$5.87	$6.73	$7.10	$5.91

Total return[2]	11.64%	(5.68%)	1.45%[3]	28.63%	(11.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,111	$59,659	$64,630	$67 [4]	$64 [4]
Ratio of expenses to average net assets[5]	0.62%	0.64%	0.60%	0.60%	0.58%
Ratio of expenses to average net assets prior to fees waived[5]	0.62%	0.64%	0.60%	0.60%	0.58%
Ratio of net investment income to average net assets	7.57%	7.78%	6.78%	6.54%	7.27%
Ratio of net investment income to average net assets prior to fees waived	7.57%	7.78%	6.78%	6.54%	7.27%
Portfolio turnover	30%	50%	48%	59%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

233

Financial highlights

Delaware Ivy High Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$5.87	$6.73	$7.10	$5.91	$7.20

Income (loss) from investment operations:
Net investment income[1]	0.43	0.44	0.45	0.41	0.49
Net realized and unrealized gain (loss)	0.21	(0.86)	(0.37)	1.21	(1.29)
Total from investment operations	0.64	(0.42)	0.08	1.62	(0.80)

Less dividends and distributions from:
Net investment income	(0.43)	(0.44)	(0.45)	(0.43)	(0.49)
Total dividends and distributions	(0.43)	(0.44)	(0.45)	(0.43)	(0.49)

Net asset value, end of period	$6.08	$5.87	$6.73	$7.10	$5.91

Total return[2]	11.35%	(6.02%)	1.09%[3,4]	28.17%[4]	(12.03%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,376	$68,758	$99,847	$138 [5]	$133 [5]
Ratio of expenses to average net assets[6]	0.89%	1.00%	0.96%	0.97%	0.95%
Ratio of expenses to average net assets prior to fees waived[6]	0.89%	1.00%	0.99%	1.00%	0.98%
Ratio of net investment income to average net assets	7.27%	7.34%	6.37%	6.17%	6.87%
Ratio of net investment income to average net assets prior to fees waived	7.27%	7.34%	6.34%	6.14%	6.84%
Portfolio turnover	30%	50%	48%	59%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

234

Delaware Ivy International Core Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.83	$19.09	$19.82	$13.29	$16.75

Income (loss) from investment operations:
Net investment income[1]	0.39 [2]	0.38	0.18	0.23	0.26
Net realized and unrealized gain (loss)	2.28 [3]	(0.50)	(0.41)	6.48	(3.30)
Total from investment operations	2.67	(0.12)	(0.23)	6.71	(3.04)

Less dividends and distributions from:
Net investment income	(0.51)	(0.14)	(0.50)	(0.18)	(0.42)
Total dividends and distributions	(0.51)	(0.14)	(0.50)	(0.18)	(0.42)

Net asset value, end of period	$20.99	$18.83	$19.09	$19.82	$13.29

Total return[4]	14.36%[2,3]	(0.55%)	(1.28%)	50.62%	(18.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$293,102	$278,607	$329,081	$388 [5]	$322 [5]
Ratio of expenses to average net assets[6]	1.04%	1.11%	1.23%	1.23%	1.25%
Ratio of expenses to average net assets prior to fees waived[6]	1.26%	1.42%	1.36%	1.35%	1.31%
Ratio of net investment income to average net assets	2.01%	2.20%	0.89%	1.33%	1.57%
Ratio of net investment income to average net assets prior to fees waived	1.79%	1.89%	0.76%	1.21%	1.51%
Portfolio turnover	42%	43%	71%	76%	62%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

235

Financial highlights

Delaware Ivy International Core Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.39	$16.62	$17.33	$11.65	$14.75

Income (loss) from investment operations:
Net investment income[1]	0.23 [2]	0.22	0.04	0.09	0.14
Net realized and unrealized gain (loss)	1.95 [3]	(0.43)	(0.36)	5.68	(2.91)
Total from investment operations	2.18	(0.21)	(0.32)	5.77	(2.77)

Less dividends and distributions from:
Net investment income	(0.33)	(0.02)	(0.39)	(0.09)	(0.33)
Total dividends and distributions	(0.33)	(0.02)	(0.39)	(0.09)	(0.33)

Net asset value, end of period	$18.24	$16.39	$16.62	$17.33	$11.65

Total return[4]	13.47%[2,3]	(1.23%)	(1.97%)	49.63%	(19.30%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,338	$28,549	$45,987	$67 [5]	$77 [5]
Ratio of expenses to average net assets[6]	1.79%	1.84%	1.92%	1.92%	1.93%
Ratio of expenses to average net assets prior to fees waived[6]	2.01%	2.20%	2.06%	2.05%	1.99%
Ratio of net investment income to average net assets	1.34%	1.46%	0.23%	0.58%	0.94%
Ratio of net investment income to average net assets prior to fees waived	1.12%	1.10%	0.09%	0.45%	0.88%
Portfolio turnover	42%	43%	71%	76%	62%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.06 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.12%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

236

Delaware Ivy International Core Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.00	$19.24	$19.98	$13.39	$16.86

Income (loss) from investment operations:
Net investment income[1]	0.45 [2]	0.45	0.28	0.29	0.35
Net realized and unrealized gain (loss)	2.28 [3]	(0.50)	(0.42)	6.55	(3.32)
Total from investment operations	2.73	(0.05)	(0.14)	6.84	(2.97)

Less dividends and distributions from:
Net investment income	(0.55)	(0.19)	(0.60)	(0.25)	(0.50)
Total dividends and distributions	(0.55)	(0.19)	(0.60)	(0.25)	(0.50)

Net asset value, end of period	$21.18	$19.00	$19.24	$19.98	$13.39

Total return[4]	14.59%[2,3]	(0.17%)	(0.88%)	51.27%	(18.30%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$693,391	$723,002	$1,024,716	$1,408 [5]	$1,483 [5]
Ratio of expenses to average net assets[6]	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[6]	1.01%	0.94%	1.02%	1.03%	0.98%
Ratio of net investment income to average net assets	2.27%	2.54%	1.34%	1.72%	2.08%
Ratio of net investment income to average net assets prior to fees waived	2.05%	2.39%	1.11%	1.48%	1.89%
Portfolio turnover	42%	43%	71%	76%	62%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

237

Financial highlights

Delaware Ivy International Core Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.81	$19.07	$19.80	$13.29	$16.75

Income (loss) from investment operations:
Net investment income[1]	0.34 [2]	0.33	0.12	0.17	0.20
Net realized and unrealized gain (loss)	2.27 [3]	(0.49)	(0.41)	6.48	(3.28)
Total from investment operations	2.61	(0.16)	(0.29)	6.65	(3.08)

Less dividends and distributions from:
Net investment income	(0.45)	(0.10)	(0.44)	(0.14)	(0.38)
Total dividends and distributions	(0.45)	(0.10)	(0.44)	(0.14)	(0.38)

Net asset value, end of period	$20.97	$18.81	$19.07	$19.80	$13.29

Total return[4]	14.06%[2,3]	(0.78%)	(1.57%)	50.08%	(18.93%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,627	$41,758	$47,807	$55 [5]	$47 [5]
Ratio of expenses to average net assets[6]	1.29%	1.37%	1.53%	1.53%	1.53%
Ratio of expenses to average net assets prior to fees waived[6]	1.51%	1.51%	1.63%	1.62%	1.57%
Ratio of net investment income to average net assets	1.77%	1.92%	0.58%	1.02%	1.21%
Ratio of net investment income to average net assets prior to fees waived	1.55%	1.78%	0.48%	0.93%	1.17%
Portfolio turnover	42%	43%	71%	76%	62%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

238

Delaware Ivy International Core Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.05	$19.30	$20.03	$13.43	$16.91

Income (loss) from investment operations:
Net investment income[1]	0.46 [2]	0.45	0.29	0.29	0.36
Net realized and unrealized gain (loss)	2.29 [3]	(0.51)	(0.42)	6.56	(3.34)
Total from investment operations	2.75	(0.06)	(0.13)	6.85	(2.98)

Less dividends and distributions from:
Net investment income	(0.56)	(0.19)	(0.60)	(0.25)	(0.50)
Total dividends and distributions	(0.56)	(0.19)	(0.60)	(0.25)	(0.50)

Net asset value, end of period	$21.24	$19.05	$19.30	$20.03	$13.43

Total return[4]	14.69%[2,3]	(0.22%)	(0.83%)	51.19%	(18.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$244,996	$243,848	$347,008	$497 [5]	$620 [5]
Ratio of expenses to average net assets[6]	0.71%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[6]	0.93%	0.93%	0.88%	0.88%	0.83%
Ratio of net investment income to average net assets	2.36%	2.55%	1.37%	1.69%	2.09%
Ratio of net investment income to average net assets prior to fees waived	2.14%	2.41%	1.28%	1.60%	2.05%
Portfolio turnover	42%	43%	71%	76%	62%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.10%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

239

Financial highlights

Delaware Ivy International Core Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.99	$19.24	$19.98	$13.39	$16.87

Income (loss) from investment operations:
Net investment income[1]	0.40 [2]	0.39	0.21	0.22	0.27
Net realized and unrealized gain (loss)	2.27 [3]	(0.49)	(0.43)	6.56	(3.32)
Total from investment operations	2.67	(0.10)	(0.22)	6.78	(3.05)

Less dividends and distributions from:
Net investment income	(0.50)	(0.15)	(0.52)	(0.19)	(0.43)
Total dividends and distributions	(0.50)	(0.15)	(0.52)	(0.19)	(0.43)

Net asset value, end of period	$21.16	$18.99	$19.24	$19.98	$13.39

Total return[4]	14.27%[2,3]	(0.46%)	(1.26%)	50.76%	(18.65%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,817	$41,120	$49,433	$91 [5]	$176 [5]
Ratio of expenses to average net assets[6]	1.04%	1.09%	1.18%	1.17%	1.18%
Ratio of expenses to average net assets prior to fees waived[6]	1.26%	1.24%	1.28%	1.29%	1.23%
Ratio of net investment income to average net assets	2.01%	2.20%	0.99%	1.33%	1.62%
Ratio of net investment income to average net assets prior to fees waived	1.79%	2.05%	0.89%	1.21%	1.57%
Portfolio turnover	42%	43%	71%	76%	62%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

240

Delaware Ivy Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$25.18	$31.11	$29.35	$20.52	$22.73

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.06)	(0.12)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	8.48	(2.99)	5.20	10.80	0.85
Total from investment operations	8.41	(3.05)	5.08	10.73	0.83

Less dividends and distributions from:
Net realized gain	(0.91)	(2.88)	(3.32)	(1.90)	(3.04)
Total dividends and distributions	(0.91)	(2.88)	(3.32)	(1.90)	(3.04)

Net asset value, end of period	$32.68	$25.18	$31.11	$29.35	$20.52

Total return[2]	33.90%[3]	(9.24%)[3]	16.52%	52.78%	2.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,532,714	$2,127,513	$2,834,191	$2,740 [4]	$1,936 [4]
Ratio of expenses to average net assets[5]	0.89%	0.93%	0.94%	0.98%	1.01%
Ratio of expenses to average net assets prior to fees waived[5]	0.99%	1.00%	0.94%	0.98%	1.01%
Ratio of net investment loss to average net assets	(0.25%)	(0.22%)	(0.36%)	(0.24%)	(0.07%)
Ratio of net investment loss to average net assets prior to fees waived	(0.35%)	(0.29%)	(0.28%)	(0.36%)	(0.24%)
Portfolio turnover	9%	20%	12%	23%	33%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

241

Financial highlights

Delaware Ivy Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.46	$22.78	$22.15	$15.94	$18.30

Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.19)	(0.30)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	5.82	(2.25)	3.96	8.33	0.75
Total from investment operations	5.62	(2.44)	3.66	8.11	0.58

Less dividends and distributions from:
Net realized gain	(0.91)	(2.88)	(3.03)	(1.90)	(2.94)
Total dividends and distributions	(0.91)	(2.88)	(3.03)	(1.90)	(2.94)

Net asset value, end of period	$22.17	$17.46	$22.78	$22.15	$15.94

Total return[2]	32.90%[3]	(9.97%)[3]	15.55%	51.46%	1.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$61,156	$44,773	$63,666	$69 [4]	$69 [4]
Ratio of expenses to average net assets[5]	1.64%	1.73%	1.80%	1.82%	1.83%
Ratio of expenses to average net assets prior to fees waived[5]	1.74%	1.90%	1.80%	1.82%	1.83%
Ratio of net investment loss to average net assets	(1.00%)	(1.03%)	(1.23%)	(1.07%)	(0.89%)
Ratio of net investment loss to average net assets prior to fees waived	(1.10%)	(1.20%)	(1.23%)	(1.07%)	(0.89%)
Portfolio turnover	9%	20%	12%	23%	33%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

242

Delaware Ivy Large Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$27.53	$33.61	$31.48	$21.90	$24.09

Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	0.02	(0.02)	0.03	0.06
Net realized and unrealized gain (loss)	9.30	(3.22)	5.56	11.52	0.89
Total from investment operations	9.30	(3.20)	5.54	11.55	0.95

Less dividends and distributions from:
Net investment income	—	—	—	(0.01)	(0.07)
Net realized gain	(0.91)	(2.88)	(3.41)	(1.96)	(3.07)
Total dividends and distributions	(0.91)	(2.88)	(3.41)	(1.97)	(3.14)

Net asset value, end of period	$35.92	$27.53	$33.61	$31.48	$21.90

Total return[3]	34.24%	(8.99%)	16.87%	53.25%	2.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,830,418	$2,723,101	$2,626,992	$2,527 [4]	$1,819 [4]
Ratio of expenses to average net assets[5]	0.64%	0.64%	0.64%	0.64%	0.69%
Ratio of expenses to average net assets prior to fees waived[5]	0.74%	0.66%	0.77%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets	— [6]	0.07%	(0.06%)	0.09%	0.24%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.10%)	0.05%	(0.19%)	(0.06%)	0.13%
Portfolio turnover	9%	20%	12%	23%	33%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Amount is less than 0.005%.

See accompanying notes, which are an integral part of the financial statements.

243

Financial highlights

Delaware Ivy Large Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$23.26	$29.09	$27.57	$19.43	$21.69

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.12)	(0.24)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	7.81	(2.83)	4.89	10.20	0.82
Total from investment operations	7.68	(2.95)	4.65	10.04	0.72

Less dividends and distributions from:
Net realized gain	(0.91)	(2.88)	(3.13)	(1.90)	(2.98)
Total dividends and distributions	(0.91)	(2.88)	(3.13)	(1.90)	(2.98)

Net asset value, end of period	$30.03	$23.26	$29.09	$27.57	$19.43

Total return[2]	33.56%[3]	(9.55%)[3]	16.07%	52.17%	1.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,190	$10,598	$12,298	$13 [4]	$13 [4]
Ratio of expenses to average net assets[5]	1.14%	1.23%	1.37%	1.38%	1.40%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.24%	1.37%	1.38%	1.40%
Ratio of net investment loss to average net assets	(0.50%)	(0.51%)	(0.79%)	(0.63%)	(0.46%)
Ratio of net investment loss to average net assets prior to fees waived	(0.60%)	(0.52%)	(0.79%)	(0.63%)	(0.46%)
Portfolio turnover	9%	20%	12%	23%	33%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

244

Delaware Ivy Large Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$27.78	$33.89	$31.71	$22.05	$24.25

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.03	(0.02)	0.03	0.07
Net realized and unrealized gain (loss)	9.38	(3.26)	5.61	11.61	0.89
Total from investment operations	9.40	(3.23)	5.59	11.64	0.96

Less dividends and distributions from:
Net investment income	—	—	—	(0.02)	(0.09)
Net realized gain	(0.91)	(2.88)	(3.41)	(1.96)	(3.07)
Total dividends and distributions	(0.91)	(2.88)	(3.41)	(1.98)	(3.16)

Net asset value, end of period	$36.27	$27.78	$33.89	$31.71	$22.05

Total return[2]	34.29%[3]	(9.01%)[3]	16.90%	53.28%	2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$313,272	$185,287	$166,623	$164 [4]	$107 [4]
Ratio of expenses to average net assets[5]	0.58%	0.64%	0.64%	0.64%	0.66%
Ratio of expenses to average net assets prior to fees waived[5]	0.65%	0.66%	0.64%	0.64%	0.66%
Ratio of net investment income (loss) to average net assets	0.06%	0.09%	(0.06%)	0.10%	0.28%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.01%)	0.07%	(0.06%)	0.10%	0.28%
Portfolio turnover	9%	20%	12%	23%	33%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

245

Financial highlights

Delaware Ivy Large Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$26.24	$32.29	$30.36	$21.18	$23.37

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.06)	(0.13)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	8.84	(3.11)	5.37	11.15	0.86
Total from investment operations	8.77	(3.17)	5.24	11.08	0.84

Less dividends and distributions from:
Net realized gain	(0.91)	(2.88)	(3.31)	(1.90)	(3.03)
Total dividends and distributions	(0.91)	(2.88)	(3.31)	(1.90)	(3.03)

Net asset value, end of period	$34.10	$26.24	$32.29	$30.36	$21.18

Total return[2]	33.90%	(9.28%)	16.51%	52.78%	2.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,584	$24,849	$35,926	$31 [3]	$26 [3]
Ratio of expenses to average net assets[4]	0.89%	0.95%	0.95%	0.98%	1.01%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	0.96%	1.02%	1.04%	1.05%
Ratio of net investment loss to average net assets	(0.25%)	(0.24%)	(0.37%)	(0.24%)	(0.08%)
Ratio of net investment loss to average net assets prior to fees waived	(0.35%)	(0.25%)	(0.44%)	(0.30%)	(0.12%)
Portfolio turnover	9%	20%	12%	23%	33%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

246

Delaware Ivy Managed International Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.35	$11.31	$12.52	$7.80	$10.18

Income (loss) from investment operations:
Net investment income[1]	0.19	0.07	0.26	0.08	0.18
Net realized and unrealized gain (loss)	0.87	(0.62)	(1.16)	4.73	(1.88)
Total from investment operations	1.06	(0.55)	(0.90)	4.81	(1.70)

Less dividends and distributions from:
Net investment income	(0.24)	—	(0.28)	(0.09)	(0.20)
Net realized gain	—	(1.41)	(0.03)	—	(0.48)
Total dividends and distributions	(0.24)	(1.41)	(0.31)	(0.09)	(0.68)

Net asset value, end of period	$10.17	$9.35	$11.31	$12.52	$7.80

Total return[2]	11.57%	(3.79%)[3]	(7.34%)[3]	61.81%[3]	(18.31%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,221	$36,341	$51,379	$64 [4]	$45 [4]
Ratio of expenses to average net assets[5]	0.66%	0.68%	0.46%	0.46%	0.48%
Ratio of expenses to average net assets prior to fees waived[5]	0.66%	0.73%	0.59%	0.50%	0.51%
Ratio of net investment income to average net assets	1.99%	0.73%	2.06%	0.80%	1.82%
Ratio of net investment income to average net assets prior to fees waived	1.99%	0.68%	1.93%	0.76%	1.79%
Portfolio turnover	16%	19%	36%	17%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

247

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.96	$10.99	$12.22	$7.53	$9.92

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	(0.02)	0.17	— [2]	0.10
Net realized and unrealized gain (loss)	0.85	(0.60)	(1.16)	4.73	(1.86)
Total from investment operations	0.95	(0.62)	(0.99)	4.73	(1.76)

Less dividends and distributions from:
Net investment income	(0.15)	—	(0.21)	(0.04)	(0.15)
Net realized gain	—	(1.41)	(0.03)	—	(0.48)
Total dividends and distributions	(0.15)	(1.41)	(0.24)	(0.04)	(0.63)

Net asset value, end of period	$9.76	$8.96	$10.99	$12.22	$7.53

Total return[3]	10.75%	(4.57%)[4]	(8.22%)[4]	62.89%[4]	(19.36%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$288	$566	$876	$1 [5]	$1 [5]
Ratio of expenses to average net assets[6]	1.41%	1.56%	1.25%	1.25%	1.29%
Ratio of expenses to average net assets prior to fees waived[6]	1.41%	1.67%	1.48%	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	1.07%	(0.21%)	1.34%	0.01%	0.98%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.07%	(0.32%)	1.11%	(0.10%)	0.91%
Portfolio turnover	16%	19%	36%	17%	10%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

248

Delaware Ivy Managed International Opportunities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.47	$11.40	$12.61	$7.87	$10.24

Income (loss) from investment operations:
Net investment income[1]	0.20	— [2]	0.29	0.12	0.22
Net realized and unrealized gain (loss)	0.90	(0.52)	(1.16)	4.74	(1.88)
Total from investment operations	1.10	(0.52)	(0.87)	4.86	(1.66)

Less dividends and distributions from:
Net investment income	(0.26)	—	(0.31)	(0.12)	(0.23)
Net realized gain	—	(1.41)	(0.03)	—	(0.48)
Total dividends and distributions	(0.26)	(1.41)	(0.34)	(0.12)	(0.71)

Net asset value, end of period	$10.31	$9.47	$11.40	$12.61	$7.87

Total return[3]	11.89%	(3.50%)[4]	(7.08%)[4]	61.80%[4]	(17.91%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,897	$41,079	$80,847	$112 [5]	$90 [5]
Ratio of expenses to average net assets[6]	0.41%	0.34%	0.16%	0.16%	0.16%
Ratio of expenses to average net assets prior to fees waived[6]	0.41%	0.39%	0.20%	0.19%	0.19%
Ratio of net investment income to average net assets	2.11%	0.01%	2.23%	1.10%	2.19%
Ratio of net investment income (loss) to average net assets prior to fees waived	2.11%	(0.04%)	2.19%	1.07%	2.16%
Portfolio turnover	16%	19%	36%	17%	10%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

249

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.27	$11.25	$12.47	$7.75	$10.14

Income (loss) from investment operations:
Net investment income[1]	0.22	0.17	0.15	0.02	0.18
Net realized and unrealized gain (loss)	0.80	(0.74)	(1.08)	4.78	(1.90)
Total from investment operations	1.02	(0.57)	(0.93)	4.80	(1.72)

Less dividends and distributions from:
Net investment income	(0.25)	—	(0.26)	(0.08)	(0.19)
Net realized gain	—	(1.41)	(0.03)	—	(0.48)
Total dividends and distributions	(0.25)	(1.41)	(0.29)	(0.08)	(0.67)

Net asset value, end of period	$10.04	$9.27	$11.25	$12.47	$7.75

Total return[2]	11.27%	(4.01%)[3]	(7.58%)[3]	62.03%[3]	(18.59%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120	$91	$75	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	0.91%	0.90%	0.67%	0.66%	0.67%
Ratio of expenses to average net assets prior to fees waived[6]	0.91%	0.92%	0.70%	0.67%	0.67%
Ratio of net investment income to average net assets	2.35%	1.71%	1.18%	0.23%	1.77%
Ratio of net investment income to average net assets prior to fees waived	2.35%	1.69%	1.15%	0.22%	1.77%
Portfolio turnover	16%	19%	36%	17%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

250

Delaware Ivy Managed International Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.48	$11.41	$12.62	$7.88	$10.25

Income (loss) from investment operations:
Net investment income[1]	0.20	0.24	0.23	0.12	0.23
Net realized and unrealized gain (loss)	0.95	(0.76)	(1.10)	4.74	(1.89)
Total from investment operations	1.15	(0.52)	(0.87)	4.86	(1.66)

Less dividends and distributions from:
Net investment income	(0.26)	—	(0.31)	(0.12)	(0.23)
Net realized gain	—	(1.41)	(0.03)	—	(0.48)
Total dividends and distributions	(0.26)	(1.41)	(0.34)	(0.12)	(0.71)

Net asset value, end of period	$10.37	$9.48	$11.41	$12.62	$7.88

Total return[2]	12.39%	(3.48%)[3]	(7.07%)[3]	61.72%[3]	(17.90%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$76	$81	$1 [4]	$— [4,5]
Ratio of expenses to average net assets[6]	0.25%	0.43%	0.16%	0.16%	0.16%
Ratio of expenses to average net assets prior to fees waived[6]	0.25%	0.45%	0.21%	0.18%	0.19%
Ratio of net investment income to average net assets	2.08%	2.47%	1.82%	1.08%	2.25%
Ratio of net investment income to average net assets prior to fees waived	2.08%	2.45%	1.77%	1.06%	2.22%
Portfolio turnover	16%	19%	36%	17%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

251

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.37	$11.32	$12.53	$7.81	$10.18

Income (loss) from investment operations:
Net investment income[1]	0.20	0.04	0.28	0.09	0.10
Net realized and unrealized gain (loss)	0.86	(0.58)	(1.17)	4.73	(1.78)
Total from investment operations	1.06	(0.54)	(0.89)	4.82	(1.68)

Less dividends and distributions from:
Net investment income	(0.24)	—	(0.29)	(0.10)	(0.21)
Net realized gain	—	(1.41)	(0.03)	—	(0.48)
Total dividends and distributions	(0.24)	(1.41)	(0.32)	(0.10)	(0.69)

Net asset value, end of period	$10.19	$9.37	$11.32	$12.53	$7.81

Total return[2]	11.60%	(3.70%)[3]	(7.27%)[3]	61.81%[3]	(18.15%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86	$96	$135	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	0.66%	0.61%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to fees waived[6]	0.66%	0.66%	0.48%	0.44%	0.76%
Ratio of net investment income to average net assets	2.12%	0.36%	2.16%	0.82%	0.95%
Ratio of net investment income to average net assets prior to fees waived	2.12%	0.31%	2.06%	0.76%	0.57%
Portfolio turnover	16%	19%	36%	17%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

252

Delaware Ivy Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$26.14	$32.31	$37.42	$22.28	$25.28

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.16)	(0.29)	(0.23)	(0.15)
Net realized and unrealized gain (loss)	3.90	(3.20)	0.11	19.03	(1.42)
Total from investment operations	3.77	(3.36)	(0.18)	18.80	(1.57)

Less dividends and distributions from:
Net realized gain	(1.75)	(2.81)	(4.93)	(3.66)	(1.43)
Total dividends and distributions	(1.75)	(2.81)	(4.93)	(3.66)	(1.43)

Net asset value, end of period	$28.16	$26.14	$32.31	$37.42	$22.28

Total return[2]	15.44%[3]	(10.07%)[3]	(1.90%)	85.37%[3]	(7.20%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,549,167	$1,582,726	$2,158,678	$2,453 [4]	$1,391 [4]
Ratio of expenses to average net assets[5]	1.04%	1.09%	1.12%	1.16%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.23%	1.21%	1.12%	1.17%	1.23%
Ratio of net investment loss to average net assets	(0.49%)	(0.59%)	(0.76%)	(0.68%)	(0.55%)
Ratio of net investment loss to average net assets prior to fees waived	(0.68%)	(0.71%)	(0.76%)	(0.69%)	(0.58%)
Portfolio turnover	27%	23%	27%	33%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

253

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.16	$24.74	$29.76	$18.26	$21.02

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.28)	(0.48)	(0.39)	(0.28)
Net realized and unrealized gain (loss)	2.76	(2.49)	0.20	15.51	(1.15)
Total from investment operations	2.53	(2.77)	(0.28)	15.12	(1.43)

Less dividends and distributions from:
Net realized gain	(1.75)	(2.81)	(4.74)	(3.62)	(1.33)
Total dividends and distributions	(1.75)	(2.81)	(4.74)	(3.62)	(1.33)

Net asset value, end of period	$19.94	$19.16	$24.74	$29.76	$18.26

Total return[2]	14.56%[3]	(10.79%)[3]	(2.67%)	83.95%[3]	(7.88%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,708	$75,826	$121,668	$170 [4]	$143 [4]
Ratio of expenses to average net assets[5]	1.79%	1.88%	1.93%	1.92%	1.95%
Ratio of expenses to average net assets prior to fees waived[5]	1.98%	2.06%	1.93%	1.94%	1.98%
Ratio of net investment loss to average net assets	(1.24%)	(1.38%)	(1.57%)	(1.43%)	(1.30%)
Ratio of net investment loss to average net assets prior to fees waived	(1.43%)	(1.56%)	(1.57%)	(1.45%)	(1.33%)
Portfolio turnover	27%	23%	27%	33%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

254

Delaware Ivy Mid Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$29.84	$36.32	$41.48	$24.41	$27.52

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.09)	(0.18)	(0.12)	(0.04)
Net realized and unrealized gain (loss)	4.50	(3.58)	0.07	20.89	(1.57)
Total from investment operations	4.43	(3.67)	(0.11)	20.77	(1.61)

Less dividends and distributions from:
Net realized gain	(1.75)	(2.81)	(5.05)	(3.70)	(1.50)
Total dividends and distributions	(1.75)	(2.81)	(5.05)	(3.70)	(1.50)

Net asset value, end of period	$32.52	$29.84	$36.32	$41.48	$24.41

Total return[2]	15.74%	(9.80%)	(1.56%)	86.00%	(6.75%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,054,252	$2,887,695	$3,577,939	$3,609 [3]	$1,898 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.84%	0.95%	0.97%	1.00%
Ratio of net investment loss to average net assets	(0.24%)	(0.28%)	(0.43%)	(0.31%)	(0.15%)
Ratio of net investment loss to average net assets prior to fees waived	(0.43%)	(0.33%)	(0.59%)	(0.49%)	(0.36%)
Portfolio turnover	27%	23%	27%	33%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

255

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$24.71	$30.81	$35.92	$21.54	$24.51

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.22)	(0.44)	(0.35)	(0.23)
Net realized and unrealized gain (loss)	3.66	(3.07)	0.14	18.37	(1.37)
Total from investment operations	3.48	(3.29)	(0.30)	18.02	(1.60)

Less dividends and distributions from:
Net realized gain	(1.75)	(2.81)	(4.81)	(3.64)	(1.37)
Total dividends and distributions	(1.75)	(2.81)	(4.81)	(3.64)	(1.37)

Net asset value, end of period	$26.44	$24.71	$30.81	$35.92	$21.54

Total return[2]	15.15%	(10.34%)	(2.30%)	84.62%	(7.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,529	$58,839	$74,908	$88 [3]	$46 [3]
Ratio of expenses to average net assets[4]	1.29%	1.38%	1.54%	1.55%	1.55%
Ratio of expenses to average net assets prior to fees waived[4]	1.48%	1.42%	1.55%	1.56%	1.58%
Ratio of net investment loss to average net assets	(0.74%)	(0.87%)	(1.18%)	(1.07%)	(0.90%)
Ratio of net investment loss to average net assets prior to fees waived	(0.93%)	(0.91%)	(1.19%)	(1.08%)	(0.93%)
Portfolio turnover	27%	23%	27%	33%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

256

Delaware Ivy Mid Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$30.21	$36.73	$41.89	$24.63	$27.76

Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.08)	(0.18)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	4.56	(3.63)	0.07	21.09	(1.59)
Total from investment operations	4.51	(3.71)	(0.11)	20.96	(1.63)

Less dividends and distributions from:
Net realized gain	(1.75)	(2.81)	(5.05)	(3.70)	(1.50)
Total dividends and distributions	(1.75)	(2.81)	(5.05)	(3.70)	(1.50)

Net asset value, end of period	$32.97	$30.21	$36.73	$41.89	$24.63

Total return[2]	15.82%	(9.80%)	(1.54%)	86.00%	(6.77%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,292,279	$1,048,374	$980,539	$736 [3]	$256 [3]
Ratio of expenses to average net assets[4]	0.72%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[4]	0.86%	0.83%	0.80%	0.82%	0.85%
Ratio of net investment loss to average net assets	(0.18%)	(0.28%)	(0.43%)	(0.33%)	(0.15%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.32%)	(0.32%)	(0.44%)	(0.36%)	(0.21%)
Portfolio turnover	27%	23%	27%	33%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

257

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$28.04	$34.43	$39.57	$23.45	$26.53

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.17)	(0.31)	(0.24)	(0.15)
Net realized and unrealized gain (loss)	4.21	(3.41)	0.09	20.02	(1.50)
Total from investment operations	4.07	(3.58)	(0.22)	19.78	(1.65)

Less dividends and distributions from:
Net realized gain	(1.75)	(2.81)	(4.92)	(3.66)	(1.43)
Total dividends and distributions	(1.75)	(2.81)	(4.92)	(3.66)	(1.43)

Net asset value, end of period	$30.36	$28.04	$34.43	$39.57	$23.45

Total return[2]	15.46%	(10.09%)	(1.89%)	85.29%	(7.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$226,978	$223,692	$284,480	$363 [3]	$215 [3]
Ratio of expenses to average net assets[4]	1.04%	1.09%	1.13%	1.16%	1.20%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.13%	1.19%	1.21%	1.24%
Ratio of net investment loss to average net assets	(0.49%)	(0.59%)	(0.77%)	(0.68%)	(0.55%)
Ratio of net investment loss to average net assets prior to fees waived	(0.68%)	(0.63%)	(0.83%)	(0.73%)	(0.59%)
Portfolio turnover	27%	23%	27%	33%	22%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

258

Delaware Ivy Mid Cap Income Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.26	$18.81	$18.38	$10.98	$13.98

Income (loss) from investment operations:
Net investment income[1]	0.29	0.27	0.18	0.21	0.25
Net realized and unrealized gain (loss)	3.08	(1.15)	0.89	7.40	(2.96)
Total from investment operations	3.37	(0.88)	1.07	7.61	(2.71)

Less dividends and distributions from:
Net investment income	(0.33)	(0.27)	(0.18)	(0.21)	(0.24)
Net realized gain	(0.64)	(0.40)	(0.46)	—	(0.05)
Total dividends and distributions	(0.97)	(0.67)	(0.64)	(0.21)	(0.29)

Net asset value, end of period	$19.66	$17.26	$18.81	$18.38	$10.98

Total return[2]	20.24%	(4.73%)	5.71%	69.70%	(19.84%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$164,478	$171,183	$188,631	$178 [3]	$111 [3]
Ratio of expenses to average net assets[4]	1.08%	1.12%	1.21%	1.24%	1.27%
Ratio of expenses to average net assets prior to fees waived[4]	1.25%	1.26%	1.26%	1.31%	1.34%
Ratio of net investment income to average net assets	1.63%	1.58%	0.95%	1.42%	1.70%
Ratio of net investment income to average net assets prior to fees waived	1.46%	1.44%	0.90%	1.35%	1.63%
Portfolio turnover	17%	29%	20%	23%	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

259

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.22	$18.71	$18.30	$10.93	$13.92

Income (loss) from investment operations:
Net investment income[1]	0.16	0.14	0.04	0.10	0.14
Net realized and unrealized gain (loss)	3.07	(1.14)	0.87	7.37	(2.95)
Total from investment operations	3.23	(1.00)	0.91	7.47	(2.81)

Less dividends and distributions from:
Net investment income	(0.19)	(0.09)	(0.04)	(0.10)	(0.13)
Net realized gain	(0.64)	(0.40)	(0.46)	—	(0.05)
Total dividends and distributions	(0.83)	(0.49)	(0.50)	(0.10)	(0.18)

Net asset value, end of period	$19.62	$17.22	$18.71	$18.30	$10.93

Total return[2]	19.36%	(5.42%)	4.85%	68.61%	(20.50%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,742	$20,280	$27,245	$24 [3]	$15 [3]
Ratio of expenses to average net assets[4]	1.83%	1.88%	1.96%	2.00%	2.02%
Ratio of expenses to average net assets prior to fees waived[4]	2.00%	2.02%	2.01%	2.07%	2.09%
Ratio of net investment income to average net assets	0.88%	0.82%	0.21%	0.66%	0.95%
Ratio of net investment income to average net assets prior to fees waived	0.71%	0.68%	0.16%	0.59%	0.88%
Portfolio turnover	17%	29%	20%	23%	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

260

Delaware Ivy Mid Cap Income Opportunities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.27	$18.84	$18.42	$10.99	$14.00

Income (loss) from investment operations:
Net investment income[1]	0.33	0.33	0.26	0.27	0.31
Net realized and unrealized gain (loss)	3.09	(1.16)	0.88	7.43	(2.97)
Total from investment operations	3.42	(0.83)	1.14	7.70	(2.66)

Less dividends and distributions from:
Net investment income	(0.37)	(0.34)	(0.26)	(0.27)	(0.30)
Net realized gain	(0.64)	(0.40)	(0.46)	—	(0.05)
Total dividends and distributions	(1.01)	(0.74)	(0.72)	(0.27)	(0.35)

Net asset value, end of period	$19.68	$17.27	$18.84	$18.42	$10.99

Total return[2]	20.58%	(4.42%)	6.05%	70.58%	(19.53%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$865,423	$996,722	$1,399,865	$1,224 [3]	$401 [3]
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.89%	1.07%	1.06%	1.08%
Ratio of net investment income to average net assets	1.88%	1.87%	1.34%	1.78%	2.13%
Ratio of net investment income to average net assets prior to fees waived	1.71%	1.81%	1.10%	1.55%	1.88%
Portfolio turnover	17%	29%	20%	23%	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

261

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.26	$18.77	$18.35	$10.96	$13.96

Income (loss) from investment operations:
Net investment income[1]	0.23	0.22	0.12	0.16	0.20
Net realized and unrealized gain (loss)	3.10	(1.15)	0.87	7.39	(2.96)
Total from investment operations	3.33	(0.93)	0.99	7.55	(2.76)

Less dividends and distributions from:
Net investment income	(0.30)	(0.18)	(0.11)	(0.16)	(0.19)
Net realized gain	(0.64)	(0.40)	(0.46)	—	(0.05)
Total dividends and distributions	(0.94)	(0.58)	(0.57)	(0.16)	(0.24)

Net asset value, end of period	$19.65	$17.26	$18.77	$18.35	$10.96

Total return[2]	20.00%	(4.99%)	5.28%	69.22%	(20.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,117	$1,131	$1,205	$1 [3]	$3 [3]
Ratio of expenses to average net assets[4]	1.33%	1.41%	1.58%	1.58%	1.59%
Ratio of expenses to average net assets prior to fees waived[4]	1.50%	1.47%	1.63%	1.64%	1.66%
Ratio of net investment income to average net assets	1.31%	1.29%	0.60%	1.16%	1.38%
Ratio of net investment income to average net assets prior to fees waived	1.14%	1.23%	0.55%	1.10%	1.31%
Portfolio turnover	17%	29%	20%	23%	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

262

Delaware Ivy Mid Cap Income Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.28	$18.84	$18.42	$10.99	$14.01

Income (loss) from investment operations:
Net investment income[1]	0.35	0.33	0.26	0.27	0.32
Net realized and unrealized gain (loss)	3.08	(1.15)	0.88	7.43	(2.98)
Total from investment operations	3.43	(0.82)	1.14	7.70	(2.66)

Less dividends and distributions from:
Net investment income	(0.39)	(0.34)	(0.26)	(0.27)	(0.31)
Net realized gain	(0.64)	(0.40)	(0.46)	—	(0.05)
Total dividends and distributions	(1.03)	(0.74)	(0.72)	(0.27)	(0.36)

Net asset value, end of period	$19.68	$17.28	$18.84	$18.42	$10.99

Total return[2]	20.63%	(4.37%)	6.05%	70.58%	(19.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,789	$89,010	$112,720	$103 [3]	$65 [3]
Ratio of expenses to average net assets[4]	0.76%	0.83%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to fees waived[4]	0.93%	0.89%	0.89%	0.92%	0.93%
Ratio of net investment income to average net assets	1.95%	1.87%	1.34%	1.80%	2.15%
Ratio of net investment income to average net assets prior to fees waived	1.78%	1.81%	1.28%	1.71%	2.05%
Portfolio turnover	17%	29%	20%	23%	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

263

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.37	$18.81	$18.39	$10.98	$13.98

Income (loss) from investment operations:
Net investment income[1]	0.29	0.27	0.18	0.21	0.25
Net realized and unrealized gain (loss)	3.10	(1.14)	0.88	7.41	(2.96)
Total from investment operations	3.39	(0.87)	1.06	7.62	(2.71)

Less dividends and distributions from:
Net investment income	(0.34)	(0.17)	(0.18)	(0.21)	(0.24)
Net realized gain	(0.64)	(0.40)	(0.46)	—	(0.05)
Total dividends and distributions	(0.98)	(0.57)	(0.64)	(0.21)	(0.29)

Net asset value, end of period	$19.78	$17.37	$18.81	$18.39	$10.98

Total return[2]	20.21%	(4.68%)	5.63%	69.84%	(19.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,885	$11,656	$27,888	$38 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.08%	1.15%	1.22%	1.24%	1.26%
Ratio of expenses to average net assets prior to fees waived[4]	1.25%	1.22%	1.30%	1.31%	1.33%
Ratio of net investment income to average net assets	1.63%	1.52%	0.92%	1.40%	1.71%
Ratio of net investment income to average net assets prior to fees waived	1.46%	1.45%	0.84%	1.33%	1.64%
Portfolio turnover	17%	29%	20%	23%	25%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

264

Delaware Ivy Small Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.67	$14.47	$22.28	$13.27	$17.19

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.07)	(0.16)	(0.18)	(0.15)
Net realized and unrealized gain (loss)	1.99 [2]	(2.12)	(1.56)	11.15	(2.59)
Total from investment operations	1.90	(2.19)	(1.72)	10.97	(2.74)

Less dividends and distributions from:
Net investment income	—	—	(0.19)	—	—
Net realized gain	(0.60)	(0.61)	(5.90)	(1.96)	(1.18)
Total dividends and distributions	(0.60)	(0.61)	(6.09)	(1.96)	(1.18)

Net asset value, end of period	$12.97	$11.67	$14.47	$22.28	$13.27

Total return[3]	16.98%[2,4]	(14.90%)[4]	(8.23%)	84.34%	(17.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$647,245	$681,798	$1,030,905	$1,318 [5]	$788 [5]
Ratio of expenses to average net assets[6]	1.14%	1.21%	1.24%	1.26%	1.31%
Ratio of expenses to average net assets prior to fees waived[6]	1.25%	1.34%	1.24%	1.26%	1.31%
Ratio of net investment loss to average net assets	(0.80%)	(0.58%)	(0.81%)	(0.93%)	(0.87%)
Ratio of net investment loss to average net assets prior to fees waived	(0.91%)	(0.71%)	(0.81%)	(0.93%)	(0.87%)
Portfolio turnover	55%	51%	40%	57%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

265

Financial highlights

Delaware Ivy Small Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$6.67	$8.66	$15.96	$9.92	$13.23

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.09)	(0.22)	(0.24)	(0.21)
Net realized and unrealized gain (loss)	1.09	(1.29)	(1.07)	8.24	(1.92)
Total from investment operations	0.99	(1.38)	(1.29)	8.00	(2.13)

Less dividends and distributions from:
Net investment income	—	—	(0.11)	—	—
Net realized gain	(0.60)	(0.61)	(5.90)	(1.96)	(1.18)
Total dividends and distributions	(0.60)	(0.61)	(6.01)	(1.96)	(1.18)

Net asset value, end of period	$7.06	$6.67	$8.66	$15.96	$9.92

Total return[2]	16.04%[3]	(15.56%)[3]	(8.89%)[3]	82.81%	(17.94%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,724	$20,607	$36,063	$57 [4]	$51 [4]
Ratio of expenses to average net assets[5]	1.89%	1.95%	2.04%	2.04%	2.05%
Ratio of expenses to average net assets prior to fees waived[5]	2.00%	2.28%	2.11%	2.04%	2.09%
Ratio of net investment loss to average net assets	(1.55%)	(1.33%)	(1.62%)	(1.69%)	(1.62%)
Ratio of net investment loss to average net assets prior to fees waived	(1.66%)	(1.66%)	(1.69%)	(1.69%)	(1.66%)
Portfolio turnover	55%	51%	40%	57%	40%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

266

Delaware Ivy Small Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.39	$23.48	$32.06	$18.51	$23.43

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.05)	(0.14)	(0.15)	(0.11)
Net realized and unrealized gain (loss)	3.38 [2]	(3.43)	(2.28)	15.66	(3.63)
Total from investment operations	3.27	(3.48)	(2.42)	15.51	(3.74)

Less dividends and distributions from:
Net investment income	—	—	(0.26)	—	—
Net realized gain	(0.60)	(0.61)	(5.90)	(1.96)	(1.18)
Total dividends and distributions	(0.60)	(0.61)	(6.16)	(1.96)	(1.18)

Net asset value, end of period	$22.06	$19.39	$23.48	$32.06	$18.51

Total return[3]	17.29%[2]	(14.68%)	(7.88%)	85.00%	(16.99%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$468,025	$560,403	$904,112	$1,216 [4]	$778 [4]
Ratio of expenses to average net assets[5]	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	0.92%	1.02%	1.03%	1.04%
Ratio of net investment loss to average net assets	(0.55%)	(0.26%)	(0.46%)	(0.55%)	(0.46%)
Ratio of net investment loss to average net assets prior to fees waived	(0.66%)	(0.29%)	(0.59%)	(0.69%)	(0.61%)
Portfolio turnover	55%	51%	40%	57%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.05%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

267

Financial highlights

Delaware Ivy Small Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$11.02	$13.75	$21.50	$12.89	$16.78

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.10)	(0.23)	(0.24)	(0.20)
Net realized and unrealized gain (loss)	1.87 [2]	(2.02)	(1.49)	10.81	(2.51)
Total from investment operations	1.76	(2.12)	(1.72)	10.57	(2.71)

Less dividends and distributions from:
Net investment income	—	—	(0.13)	—	—
Net realized gain	(0.60)	(0.61)	(5.90)	(1.96)	(1.18)
Total dividends and distributions	(0.60)	(0.61)	(6.03)	(1.96)	(1.18)

Net asset value, end of period	$12.18	$11.02	$13.75	$21.50	$12.89

Total return[3]	16.70%[2,4]	(15.18%)[4]	(8.57%)	83.70%	(17.60%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,935	$43,146	$56,050	$70 [5]	$43 [5]
Ratio of expenses to average net assets[6]	1.39%	1.48%	1.61%	1.62%	1.63%
Ratio of expenses to average net assets prior to fees waived[6]	1.50%	1.50%	1.61%	1.62%	1.63%
Ratio of net investment loss to average net assets	(1.05%)	(0.84%)	(1.19%)	(1.29%)	(1.19%)
Ratio of net investment loss to average net assets prior to fees waived	(1.16%)	(0.86%)	(1.19%)	(1.29%)	(1.19%)
Portfolio turnover	55%	51%	40%	57%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

268

Delaware Ivy Small Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.58	$23.70	$32.30	$18.63	$23.58

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.05)	(0.13)	(0.15)	(0.10)
Net realized and unrealized gain (loss)	3.41 [2]	(3.46)	(2.30)	15.78	(3.67)
Total from investment operations	3.32	(3.51)	(2.43)	15.63	(3.77)

Less dividends and distributions from:
Net investment income	—	—	(0.27)	—	—
Net realized gain	(0.60)	(0.61)	(5.90)	(1.96)	(1.18)
Total dividends and distributions	(0.60)	(0.61)	(6.17)	(1.96)	(1.18)

Net asset value, end of period	$22.30	$19.58	$23.70	$32.30	$18.63

Total return[3]	17.38%[2,4]	(14.67%)[4]	(7.88%)	85.10%	(17.01%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$175,469	$157,251	$209,855	$252 [5]	$161 [5]
Ratio of expenses to average net assets[6]	0.80%	0.89%	0.87%	0.87%	0.89%
Ratio of expenses to average net assets prior to fees waived[6]	0.91%	0.91%	0.87%	0.87%	0.89%
Ratio of net investment loss to average net assets	(0.46%)	(0.25%)	(0.44%)	(0.54%)	(0.44%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.57%)	(0.27%)	(0.44%)	(0.54%)	(0.44%)
Portfolio turnover	55%	51%	40%	57%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.05%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

269

Financial highlights

Delaware Ivy Small Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.31	$21.10	$29.47	$17.17	$21.90

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.10)	(0.22)	(0.23)	(0.18)
Net realized and unrealized gain (loss)	2.99 [2]	(3.08)	(2.08)	14.49	(3.37)
Total from investment operations	2.85	(3.18)	(2.30)	14.26	(3.55)

Less dividends and distributions from:
Net investment income	—	—	(0.17)	—	—
Net realized gain	(0.60)	(0.61)	(5.90)	(1.96)	(1.18)
Total dividends and distributions	(0.60)	(0.61)	(6.07)	(1.96)	(1.18)

Net asset value, end of period	$19.56	$17.31	$21.10	$29.47	$17.17

Total return[3]	16.93%[2,4]	(14.91%)[4]	(8.19%)[4]	84.34%	(17.36%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,019	$72,634	$99,698	$135 [5]	$91 [5]
Ratio of expenses to average net assets[6]	1.14%	1.19%	1.23%	1.26%	1.28%
Ratio of expenses to average net assets prior to fees waived[6]	1.25%	1.21%	1.26%	1.26%	1.28%
Ratio of net investment loss to average net assets	(0.80%)	(0.56%)	(0.81%)	(0.93%)	(0.84%)
Ratio of net investment loss to average net assets prior to fees waived	(0.91%)	(0.58%)	(0.84%)	(0.93%)	(0.84%)
Portfolio turnover	55%	51%	40%	57%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.06%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

270

Delaware Ivy Smid Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$13.21	$18.43	$22.43	$12.88	$16.87

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.05	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	2.69	(1.44)	(0.18)	9.61	(3.83)
Total from investment operations	2.73	(1.39)	(0.22)	9.55	(3.87)

Less dividends and distributions from:
Net investment income	(0.11)	(0.05)	—	—	—
Net realized gain	—	(3.78)	(3.78)	—	(0.12)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.12)	(3.83)	(3.78)	—	(0.12)

Net asset value, end of period	$15.82	$13.21	$18.43	$22.43	$12.88

Total return[2]	20.70%	(7.02%)	(1.21%)	74.15%	(23.13%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$115,867	$111,950	$151,380	$176 [3]	$114 [3]
Ratio of expenses to average net assets[4]	1.14%	1.23%	1.33%	1.37%	1.38%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.44%	1.36%	1.41%	1.41%
Ratio of net investment income (loss) to average net assets	0.29%	0.33%	(0.19%)	(0.37%)	(0.24%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.16%	0.12%	(0.22%)	(0.41%)	(0.27%)
Portfolio turnover	13%	13%	122%	127%	138%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

271

Financial highlights

Delaware Ivy Smid Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.82	$14.84	$18.75	$10.85	$14.32

Income (loss) from investment operations:
Net investment loss[1]	(0.05)[2]	(0.05)	(0.17)	(0.15)	(0.14)
Net realized and unrealized gain (loss)	1.99	(1.18)	(0.14)	8.05	(3.21)
Total from investment operations	1.94	(1.23)	(0.31)	7.90	(3.35)

Less dividends and distributions from:
Net investment income	(0.07)	(0.01)	—	—	—
Net realized gain	—	(3.78)	(3.60)	—	(0.12)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.08)	(3.79)	(3.60)	—	(0.12)

Net asset value, end of period	$11.68	$9.82	$14.84	$18.75	$10.85

Total return[3]	19.77%	(7.71%)	(1.93%)	72.81%	(23.62%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,117	$12,188	$17,505	$22 [4]	$20 [4]
Ratio of expenses to average net assets[5]	1.89%	1.98%	2.07%	2.09%	2.10%
Ratio of expenses to average net assets prior to fees waived[5]	2.02%	2.18%	2.10%	2.12%	2.12%
Ratio of net investment loss to average net assets	(0.46%)	(0.42%)	(0.94%)	(1.07%)	(0.96%)
Ratio of net investment loss to average net assets prior to fees waived	(0.59%)	(0.62%)	(0.97%)	(1.10%)	(0.98%)
Portfolio turnover	13%	13%	122%	127%	138%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

272

Delaware Ivy Smid Cap Core Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.28	$20.60	$24.68	$14.10	$18.40

Income (loss) from investment operations:
Net investment income[1]	0.09	0.12	0.06	0.02	0.05
Net realized and unrealized gain (loss)	3.11	(1.60)	(0.21)	10.56	(4.19)
Total from investment operations	3.20	(1.48)	(0.15)	10.58	(4.14)

Less dividends and distributions from:
Net investment income	(0.12)	(0.06)	—	—	(0.02)
Net realized gain	—	(3.78)	(3.93)	—	(0.14)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.13)	(3.84)	(3.93)	—	(0.16)

Net asset value, end of period	$18.35	$15.28	$20.60	$24.68	$14.10

Total return[2]	21.01%	(6.69%)	(0.79%)	75.04%	(22.74%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,334	$159,794	$316,727	$451 [3]	$304 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	1.02%	0.97%	1.07%	1.09%	1.10%
Ratio of net investment income to average net assets	0.54%	0.68%	0.25%	0.11%	0.25%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.41%	0.60%	0.07%	(0.09%)	0.04%
Portfolio turnover	13%	13%	122%	127%	138%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

273

Financial highlights

Delaware Ivy Smid Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$13.01	$18.22	$22.20	$12.78	$16.78

Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	0.01	(0.11)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	2.65	(1.42)	(0.19)	9.53	(3.79)
Total from investment operations	2.65	(1.41)	(0.30)	9.42	(3.88)

Less dividends and distributions from:
Net investment income	(0.08)	(0.02)	—	—	—
Net realized gain	—	(3.78)	(3.68)	—	(0.12)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.09)	(3.80)	(3.68)	—	(0.12)

Net asset value, end of period	$15.57	$13.01	$18.22	$22.20	$12.78

Total return[3]	20.38%	(7.21%)	(1.57%)	73.71%	(23.32%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,641	$18,550	$22,950	$25 [4]	$15 [4]
Ratio of expenses to average net assets[5]	1.39%	1.48%	1.64%	1.64%	1.65%
Ratio of expenses to average net assets prior to fees waived[5]	1.52%	1.54%	1.67%	1.67%	1.67%
Ratio of net investment income (loss) to average net assets	0.04%	0.08%	(0.50%)	(0.64%)	(0.52%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.09%)	0.02%	(0.53%)	(0.67%)	(0.54%)
Portfolio turnover	13%	13%	122%	127%	138%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

274

Delaware Ivy Smid Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.48	$20.80	$24.88	$14.22	$18.55

Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.06	0.02	0.05
Net realized and unrealized gain (loss)	3.16	(1.62)	(0.21)	10.64	(4.22)
Total from investment operations	3.26	(1.50)	(0.15)	10.66	(4.17)

Less dividends and distributions from:
Net investment income	(0.13)	(0.04)	—	—	(0.02)
Net realized gain	—	(3.78)	(3.93)	—	(0.14)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.14)	(3.82)	(3.93)	—	(0.16)

Net asset value, end of period	$18.60	$15.48	$20.80	$24.88	$14.22

Total return[2]	21.17%	(6.73%)	(0.79%)	74.96%	(22.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,997	$39,951	$82,144	$77 [3]	$59 [3]
Ratio of expenses to average net assets[4]	0.80%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	0.96%	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	0.63%	0.67%	0.25%	0.11%	0.24%
Ratio of net investment income to average net assets prior to fees waived	0.44%	0.60%	0.20%	0.05%	0.18%
Portfolio turnover	13%	13%	122%	127%	138%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

275

Financial highlights

Delaware Ivy Smid Cap Core Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$14.42	$19.71	$23.73	$13.62	$17.81

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.06	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	2.94	(1.53)	(0.19)	10.16	(4.04)
Total from investment operations	2.98	(1.47)	(0.23)	10.11	(4.07)

Less dividends and distributions from:
Net investment income	(0.09)	(0.04)	—	—	—
Net realized gain	—	(3.78)	(3.79)	—	(0.12)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.10)	(3.82)	(3.79)	—	(0.12)

Net asset value, end of period	$17.30	$14.42	$19.71	$23.73	$13.62

Total return[2]	20.73%	(7.00%)	(1.19%)	74.23%	(23.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,772	$5,348	$8,110	$9 [3]	$7 [3]
Ratio of expenses to average net assets[4]	1.14%	1.20%	1.30%	1.30%	1.32%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.27%	1.33%	1.34%	1.35%
Ratio of net investment income (loss) to average net assets	0.29%	0.35%	(0.17%)	(0.28%)	(0.19%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.16%	0.28%	(0.20%)	(0.32%)	(0.22%)
Portfolio turnover	13%	13%	122%	127%	138%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

276

Delaware Ivy Systematic Emerging Markets Equity Fund Class Af

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.37	$22.54	$28.07	$15.61	$19.15

Income (loss) from investment operations:
Net investment income (loss)[1]	0.45	0.68	0.15	(0.01)	0.12
Net realized and unrealized gain (loss)	1.30	(3.40)	(5.54)	12.68	(3.51)
Total from investment operations	1.75	(2.72)	(5.39)	12.67	(3.39)

Less dividends and distributions from:
Net investment income	(0.57)	(0.20)	(0.14)	(0.21)	(0.15)
Net realized gain	—	(2.25)	—	—	—
Total dividends and distributions	(0.57)	(2.45)	(0.14)	(0.21)	(0.15)

Net asset value, end of period	$18.55	$17.37	$22.54	$28.07	$15.61

Total return[2]	10.31%[3]	(11.42%)[3]	(19.25%)[3]	81.21%	(17.87%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,396	$179,755	$263,968	$377 [4]	$229 [4]
Ratio of expenses to average net assets[5]	1.09%	1.15%	1.35%	1.39%	1.46%
Ratio of expenses to average net assets prior to fees waived[5]	1.51%	1.57%	1.37%	1.39%	1.46%
Ratio of net investment income (loss) to average net assets	2.54%	3.59%	0.55%	(0.03%)	0.61%
Ratio of net investment income (loss) to average net assets prior to fees waived	2.12%	3.17%	0.53%	(0.03%)	0.61%
Portfolio turnover	30%	65%	38%	39%	32%
[f]	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

277

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class Cf

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$14.26	$19.07	$23.86	$13.31	$16.39

Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.47	(0.04)	(0.15)	(0.01)
Net realized and unrealized gain (loss)	1.05	(2.90)	(4.68)	10.79	(2.99)
Total from investment operations	1.32	(2.43)	(4.72)	10.64	(3.00)

Less dividends and distributions from:
Net investment income	(0.47)	(0.13)	(0.07)	(0.09)	(0.08)
Net realized gain	—	(2.25)	—	—	—
Total dividends and distributions	(0.47)	(2.38)	(0.07)	(0.09)	(0.08)

Net asset value, end of period	$15.11	$14.26	$19.07	$23.86	$13.31

Total return[2]	9.48%[3]	(12.02%)[3]	(19.83%)[3]	80.00%	(18.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,558	$23,136	$39,227	$57 [4]	$43 [4]
Ratio of expenses to average net assets[5]	1.80%	1.84%	2.07%	2.10%	2.16%
Ratio of expenses to average net assets prior to fees waived[5]	2.26%	2.29%	2.09%	2.10%	2.16%
Ratio of net investment income (loss) to average net assets	1.88%	2.95%	(0.17%)	(0.73%)	(0.07%)
Ratio of net investment income (loss) to average net assets prior to fees waived	1.42%	2.50%	(0.19%)	(0.73%)	(0.07%)
Portfolio turnover	30%	65%	38%	39%	32%
[f]	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

278

Delaware Ivy Systematic Emerging Markets Equity Fund Class If

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.12	$23.33	$29.05	$16.13	$19.77

Income (loss) from investment operations:
Net investment income[1]	0.52	0.79	0.26	0.09	0.21
Net realized and unrealized gain (loss)	1.35	(3.53)	(5.74)	13.12	(3.61)
Total from investment operations	1.87	(2.74)	(5.48)	13.21	(3.40)

Less dividends and distributions from:
Net investment income	(0.62)	(0.22)	(0.24)	(0.29)	(0.24)
Net realized gain	—	(2.25)	—	—	—
Total dividends and distributions	(0.62)	(2.47)	(0.24)	(0.29)	(0.24)

Net asset value, end of period	$19.37	$18.12	$23.33	$29.05	$16.13

Total return[2]	10.55%	(11.08%)	(18.96%)	82.02%	(17.50%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$432,708	$532,766	$912,326	$1,548 [3]	$826 [3]
Ratio of expenses to average net assets[4]	0.80%	0.81%	0.98%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.08%	1.08%	1.10%	1.14%
Ratio of net investment income to average net assets	2.85%	4.00%	0.93%	0.37%	1.09%
Ratio of net investment income to average net assets prior to fees waived	2.39%	3.73%	0.83%	0.26%	0.94%
Portfolio turnover	30%	65%	38%	39%	32%
[f]	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

279

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class Rf

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.12	$22.26	$27.75	$15.44	$18.95

Income (loss) from investment operations:
Net investment income (loss)[1]	0.40	0.61	0.06	(0.07)	0.07
Net realized and unrealized gain (loss)	1.27	(3.33)	(5.46)	12.53	(3.47)
Total from investment operations	1.67	(2.72)	(5.40)	12.46	(3.40)

Less dividends and distributions from:
Net investment income	(0.54)	(0.17)	(0.09)	(0.15)	(0.11)
Net realized gain	—	(2.25)	—	—	—
Total dividends and distributions	(0.54)	(2.42)	(0.09)	(0.15)	(0.11)

Net asset value, end of period	$18.25	$17.12	$22.26	$27.75	$15.44

Total return[2]	9.99%[3]	(11.57%)[3]	(19.51%)[3]	80.73%	(18.07%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,880	$6,070	$7,540	$11 [4]	$9 [4]
Ratio of expenses to average net assets[5]	1.30%	1.37%	1.67%	1.69%	1.72%
Ratio of expenses to average net assets prior to fees waived[5]	1.76%	1.64%	1.68%	1.69%	1.72%
Ratio of net investment income (loss) to average net assets	2.32%	3.30%	0.22%	(0.32%)	0.39%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.86%	3.03%	0.21%	(0.32%)	0.39%
Portfolio turnover	30%	65%	38%	39%	32%
[f]	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

280

Delaware Ivy Systematic Emerging Markets Equity Fund Class R6f

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.22	$23.46	$29.21	$16.22	$19.88

Income (loss) from investment operations:
Net investment income[1]	0.54	0.78	0.28	0.10	0.21
Net realized and unrealized gain (loss)	1.37	(3.53)	(5.77)	13.19	(3.63)
Total from investment operations	1.91	(2.75)	(5.49)	13.29	(3.42)

Less dividends and distributions from:
Net investment income	(0.64)	(0.24)	(0.26)	(0.30)	(0.24)
Net realized gain	—	(2.25)	—	—	—
Total dividends and distributions	(0.64)	(2.49)	(0.26)	(0.30)	(0.24)

Net asset value, end of period	$19.49	$18.22	$23.46	$29.21	$16.22

Total return[2]	10.74%[3]	(11.06%)[3]	(18.89%)[3]	82.01%	(17.46%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,493	$144,999	$254,340	$353[4]	$200 [4]
Ratio of expenses to average net assets[5]	0.69%	0.76%	0.92%	0.95%	0.99%
Ratio of expenses to average net assets prior to fees waived[5]	1.11%	1.05%	0.93%	0.95%	0.99%
Ratio of net investment income to average net assets	2.92%	3.94%	0.98%	0.40%	1.05%
Ratio of net investment income to average net assets prior to fees waived	2.50%	3.65%	0.97%	0.40%	1.05%
Portfolio turnover	30%	65%	38%	39%	32%
[f]	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

281

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class Yf

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$17.79	$23.01	$28.65	$15.92	$19.53

Income (loss) from investment operations:
Net investment income[1]	0.46	0.67	0.16	0.01	0.14
Net realized and unrealized gain (loss)	1.32	(3.44)	(5.65)	12.94	(3.58)
Total from investment operations	1.78	(2.77)	(5.49)	12.95	(3.44)

Less dividends and distributions from:
Net investment income	(0.57)	(0.20)	(0.15)	(0.22)	(0.17)
Net realized gain	—	(2.25)	—	—	—
Total dividends and distributions	(0.57)	(2.45)	(0.15)	(0.22)	(0.17)

Net asset value, end of period	$19.00	$17.79	$23.01	$28.65	$15.92

Total return[2]	10.25%[3]	(11.38%)[3]	(19.23%)[3]	81.40%	(17.80%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,993	$27,664	$29,380	$40 [4]	$31 [4]
Ratio of expenses to average net assets[5]	1.09%	1.14%	1.31%	1.34%	1.37%
Ratio of expenses to average net assets prior to fees waived[5]	1.51%	1.41%	1.32%	1.34%	1.37%
Ratio of net investment income to average net assets	2.55%	3.50%	0.59%	0.04%	0.70%
Ratio of net investment income to average net assets prior to fees waived	2.13%	3.23%	0.58%	0.04%	0.70%
Portfolio turnover	30%	65%	38%	39%	32%
[f]	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

282

Delaware Ivy Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$21.02	$27.62	$26.18	$16.79	$22.61

Income (loss) from investment operations:
Net investment income[1]	0.28	0.25	0.31	0.29	0.41
Net realized and unrealized gain (loss)	2.43 [2]	(2.01)	4.14	9.86	(3.98)
Total from investment operations	2.71	(1.76)	4.45	10.15	(3.57)

Less dividends and distributions from:
Net investment income	(0.30)	(0.45)	(0.44)	(0.29)	(0.33)
Net realized gain	(5.61)	(4.39)	(2.57)	(0.47)	(1.92)
Total dividends and distributions	(5.91)	(4.84)	(3.01)	(0.76)	(2.25)

Net asset value, end of period	$17.82	$21.02	$27.62	$26.18	$16.79

Total return[3]	15.83%[2,4]	(6.47%)[4]	17.35%	61.22%[4]	(18.67%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$258,766	$318,903	$405,826	$359 [5]	$251 [5]
Ratio of expenses to average net assets[6]	1.08%	1.10%	1.09%	1.19%	1.21%
Ratio of expenses to average net assets prior to fees waived[6]	1.18%	1.14%	1.09%	1.20%	1.21%
Ratio of net investment income to average net assets	1.41%	1.01%	1.07%	1.36%	1.68%
Ratio of net investment income to average net assets prior to fees waived	1.31%	0.97%	1.07%	1.35%	1.68%
Portfolio turnover	32%	103%	64%	60%	68%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

283

Financial highlights

Delaware Ivy Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.65	$26.19	$24.95	$16.02	$21.69

Income (loss) from investment operations:
Net investment income[1]	0.12	0.05	0.05	0.13	0.22
Net realized and unrealized gain (loss)	2.23 [2]	(1.90)	3.95	9.39	(3.79)
Total from investment operations	2.35	(1.85)	4.00	9.52	(3.57)

Less dividends and distributions from:
Net investment income	(0.17)	(0.30)	(0.19)	(0.12)	(0.18)
Net realized gain	(5.61)	(4.39)	(2.57)	(0.47)	(1.92)
Total dividends and distributions	(5.78)	(4.69)	(2.76)	(0.59)	(2.10)

Net asset value, end of period	$16.22	$19.65	$26.19	$24.95	$16.02

Total return[3]	14.96%[2,4]	(7.24%)[4]	16.32%	59.94%	(19.29%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,794	$6,143	$6,611	$7 [5]	$8 [5]
Ratio of expenses to average net assets[6]	1.83%	1.88%	1.97%	1.99%	1.99%
Ratio of expenses to average net assets prior to fees waived[6]	1.93%	1.98%	1.97%	1.99%	1.99%
Ratio of net investment income to average net assets	0.66%	0.23%	0.18%	0.65%	0.94%
Ratio of net investment income to average net assets prior to fees waived	0.56%	0.13%	0.18%	0.65%	0.94%
Portfolio turnover	32%	103%	64%	60%	68%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.05%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

284

Delaware Ivy Value Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$21.18	$27.78	$26.31	$16.88	$22.72

Income (loss) from investment operations:
Net investment income[1]	0.33	0.36	0.37	0.35	0.47
Net realized and unrealized gain (loss)	2.46 [2]	(2.07)	4.17	9.91	(4.00)
Total from investment operations	2.79	(1.71)	4.54	10.26	(3.53)

Less dividends and distributions from:
Net investment income	(0.34)	(0.50)	(0.50)	(0.36)	(0.39)
Net realized gain	(5.61)	(4.39)	(2.57)	(0.47)	(1.92)
Total dividends and distributions	(5.95)	(4.89)	(3.07)	(0.83)	(2.31)

Net asset value, end of period	$18.02	$21.18	$27.78	$26.31	$16.88

Total return[3]	16.11%[2,4]	(6.25%)	17.61%	61.66%[4]	(18.40%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$226,257	$346,249	$938,672	$829 [5]	$522 [5]
Ratio of expenses to average net assets[6]	0.83%	0.86%	0.88%	0.91%	0.92%
Ratio of expenses to average net assets prior to fees waived[6]	0.93%	0.86%	0.88%	0.92%	0.92%
Ratio of net investment income to average net assets	1.66%	1.45%	1.28%	1.62%	1.94%
Ratio of net investment income to average net assets prior to fees waived	1.56%	1.45%	1.28%	1.61%	1.94%
Portfolio turnover	32%	103%	64%	60%	68%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

285

Financial highlights

Delaware Ivy Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$20.92	$27.54	$26.11	$16.74	$22.56

Income (loss) from investment operations:
Net investment income[1]	0.22	0.12	0.08	0.21	0.33
Net realized and unrealized gain (loss)	2.43 [2]	(2.00)	4.28	9.83	(3.98)
Total from investment operations	2.65	(1.88)	4.36	10.04	(3.65)

Less dividends and distributions from:
Net investment income	(0.21)	(0.35)	(0.36)	(0.20)	(0.25)
Net realized gain	(5.61)	(4.39)	(2.57)	(0.47)	(1.92)
Total dividends and distributions	(5.82)	(4.74)	(2.93)	(0.67)	(2.17)

Net asset value, end of period	$17.75	$20.92	$27.54	$26.11	$16.74

Total return[3]	15.54%[2,4]	(6.95%)[4]	16.99%	60.59%	(18.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7	$20	$14	$— [5,6]	$— [5,6]
Ratio of expenses to average net assets[7]	1.33%	1.56%	1.53%	1.57%	1.55%
Ratio of expenses to average net assets prior to fees waived[7]	1.43%	1.80%	1.53%	1.57%	1.55%
Ratio of net investment income to average net assets	1.10%	0.49%	0.29%	0.96%	1.34%
Ratio of net investment income to average net assets prior to fees waived	1.00%	0.25%	0.29%	0.96%	1.34%
Portfolio turnover	32%	103%	64%	60%	68%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

286

Delaware Ivy Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$21.38	$27.89	$26.40	$16.94	$22.80

Income (loss) from investment operations:
Net investment income[1]	0.36	0.44	0.41	0.39	0.51
Net realized and unrealized gain (loss)	2.48 [2]	(2.13)	4.19	9.94	(4.02)
Total from investment operations	2.84	(1.69)	4.60	10.33	(3.51)

Less dividends and distributions from:
Net investment income	(0.36)	(0.43)	(0.54)	(0.40)	(0.43)
Net realized gain	(5.61)	(4.39)	(2.57)	(0.47)	(1.92)
Total dividends and distributions	(5.97)	(4.82)	(3.11)	(0.87)	(2.35)

Net asset value, end of period	$18.25	$21.38	$27.89	$26.40	$16.94

Total return[3]	16.20%[2,4]	(6.18%)	17.81%	61.93%	(18.29%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,737	$4,247	$126,573	$146[5]	$113 [5]
Ratio of expenses to average net assets[6]	0.78%	0.74%	0.72%	0.76%	0.77%
Ratio of expenses to average net assets prior to fees waived[6]	0.82%	0.74%	0.72%	0.76%	0.77%
Ratio of net investment income to average net assets	1.74%	1.70%	1.42%	1.81%	2.13%
Ratio of net investment income to average net assets prior to fees waived	1.70%	1.70%	1.42%	1.81%	2.13%
Portfolio turnover	32%	103%	64%	60%	68%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

287

Financial highlights

Delaware Ivy Value Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$20.97	$27.57	$26.14	$16.77	$22.65

Income (loss) from investment operations:
Net investment income[1]	0.22	0.25	0.28	0.33	0.46
Net realized and unrealized gain (loss)	2.47 [2]	(2.01)	4.16	9.80	(4.09)
Total from investment operations	2.69	(1.76)	4.44	10.13	(3.63)

Less dividends and distributions from:
Net investment income	(0.29)	(0.45)	(0.44)	(0.29)	(0.33)
Net realized gain	(5.61)	(4.39)	(2.57)	(0.47)	(1.92)
Total dividends and distributions	(5.90)	(4.84)	(3.01)	(0.76)	(2.25)

Net asset value, end of period	$17.76	$20.97	$27.57	$26.14	$16.77

Total return[3]	15.77%[2,4]	(6.49%)	17.32%[4]	61.18%	(18.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83	$87	$108	$— [5,6]	$— [5,6]
Ratio of expenses to average net assets[7]	1.08%	1.11%	1.11%	1.18%	1.19%
Ratio of expenses to average net assets prior to fees waived[7]	1.18%	1.11%	1.14%	1.18%	1.19%
Ratio of net investment income to average net assets	1.22%	1.01%	1.03%	1.61%	1.93%
Ratio of net investment income to average net assets prior to fees waived	1.12%	1.01%	1.00%	1.61%	1.93%
Portfolio turnover	32%	103%	64%	60%	68%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.05%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Rounds to less than $500 thousands.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

288

Notes to financial statements

Ivy Funds	March 31, 2024

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 30 funds. These financial statements and the related notes pertain to 16 funds: Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund), Delaware International Equity Fund II (formerly, Delaware Ivy International Value Fund), Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, and Delaware Ivy Value Fund, (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Global Equity Fund II, Delaware International Equity Fund II, and Delaware Ivy Large Cap Growth Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Global Equity Fund II, Delaware International Equity Fund II, and Delaware Ivy Large Cap Growth Fund are considered nondiversified.

Each Fund offers Class A, Class C, Class I, Class R, Class R6 and Class Y shares. On June 13, 2022, all Class E shares were liquidated. Class A shares are subject to an initial sales charge. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities, credit default swap (CDS) contracts, interest rate swap (IRS) contracts, CDS and IRS options contracts (swaptions) are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security, credit default swap (CDS) contracts, interest rate swap (IRS) contracts, CDS and IRS options contracts (swaptions) valuations are then reviewed by DMC as part of its duties as each Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation

289

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Certain Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2024, and for all open tax years (years ended March 31, 2021–March 31, 2023), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2024, the Funds did not incur any interest or tax penalties.

As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (EU tax reclaims). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have be recognized, if any, are reflected as “Other income” in the “Statements of operations.” Related receivables, if any, are reflected as EU tax reclaims receivable in the “Statements of assets and liabilities.” Generally unless fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a US federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as a foreign tax credits to its US taxable shareholders, a Fund may enter into a closing agreement with the US Internal Revenue Service (the IRS). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that Delaware Global Equity Fund II, Delaware Ivy Global Growth Fund and Delaware Ivy International Core Equity Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges to Delaware Global Equity Fund II, Delaware Ivy Global Growth Fund and Delaware Ivy International Core Equity Fund’s closing agreement liability are presented as a reduction of “IRS compliance fee for foreign withholding tax claims (see Note 1)” in the “Statements of operations” and its estimated closing agreement liability is presented as “IRS compliance fee for foreign withholding tax claims (see Note 1)” in the “Statements of assets and liabilities.”

Underlying Funds — Each Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Fund may invest include ETFs. Each Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of

290

realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, each Fund may pay an assignment fee. On an ongoing basis, each Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Ivy Core Bond Fund and Delaware Ivy High Income Fund declare daily and pay monthly. Delaware Global Equity Fund II, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund, and Delaware Ivy Value Fund declare and pay quarterly. Delaware International Equity Fund II, Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy

291

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, and Delaware Ivy Small Cap Growth Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Global Equity Fund II	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Delaware International Equity Fund II	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy Core Bond Fund	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion.

Delaware Ivy Core Equity Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.525% of net assets over $5 billion and up to $6 billion;
0.50% of net assets over $6 billion and up to $10 billion;
0.49% of net assets over $10 billion.
292

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Global Bond Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $5 billion;
0.49% of net assets over $5 billion and up to $10 billion;
0.48% of net assets over $10 billion.

Delaware Ivy Global Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.695% of net assets over $5 billion and up to $10 billion;
0.69% of net assets over $10 billion.

Delaware Ivy High Income Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $10 billion;
0.49% of net assets over $10 billion and up to $20 billion;
0.48% of net assets over $20 billion.

Delaware Ivy International Core Equity Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.69% of net assets over $5 billion and up to $10 billion;
0.68% of net assets over $10 billion.

Delaware Ivy Large Cap Growth Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over$3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Delaware Ivy Managed International Opportunities Fund	0.05% of net assets.

Delaware Ivy Mid Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.
293

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Mid Cap Income Opportunities Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Delaware Ivy Small Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Delaware Ivy Smid Cap Core Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Delaware Ivy Systematic Emerging Markets Equity Fund	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.755% of net assets over $5 billion and up to $10 billion;
0.75% of net assets over $10 billion.

Delaware Ivy Value Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Funds:

In connection with its management of Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, and Delaware Ivy High Income Fund, DMC may seek fixed income investment advice, recommendations, discretionary investment advice and trading from its affiliates Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). DMC pays a sub-advisory fee to each of MIMAK, MIMEL and MIMGL based on the extent to which they provide services to the Funds.

In addition and with respect only to Delaware Ivy Managed International Opportunities Fund, MIMAK is responsible for the day-to-day management of the Fund. MIMAK may utilize its affiliate MIMGL to execute security trades. DMC pays a sub-advisory fee to each of MIMAK and MIMGL for their services to the Fund.

294

In addition and with respect only to Delaware Ivy Systematic Emerging Markets Equity Fund, MIMGL is responsible for the day-to-day management of the Fund. DMC pays a sub-advisory fee to MIMGL for their services to the Fund.

MIMGL serves as sub-advisor to Delaware International Equity Fund II, Delaware Ivy Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Value Fund, Delaware Global Equity Fund II, Delaware Ivy Global Growth Fund, and Delaware Ivy International Core Equity Fund, executing security trades on behalf of DMC. DMC pays a sub-advisory fee to MIMGL for their services to the Funds.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2024, each Fund paid for these services as follows:

Fund	Fees
Delaware Global Equity Fund II	$14,138
Delaware International Equity Fund II	7,861
Delaware Ivy Core Bond Fund	18,206
Delaware Ivy Core Equity Fund	127,725
Delaware Ivy Global Bond Fund	19,914
Delaware Ivy Global Growth Fund	22,433
Delaware Ivy High Income Fund	91,089
Delaware Ivy International Core Equity Fund	51,496
Delaware Ivy Large Cap Growth Fund	220,446
Delaware Ivy Managed International Opportunities Fund	6,358
Delaware Ivy Mid Cap Growth Fund	214,808
Delaware Ivy Mid Cap Income Opportunities Fund	45,838
Delaware Ivy Small Cap Growth Fund	54,534
Delaware Ivy Smid Cap Core Fund	15,717
Delaware Ivy Systematic Emerging Markets Equity Fund	33,066
Delaware Ivy Value Fund	24,292

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2024, each Fund paid for these services as follows:

Fund	Fees
Delaware Global Equity Fund II	$18,493
Delaware International Equity Fund II	7,101
Delaware Ivy Core Bond Fund	25,944
Delaware Ivy Core Equity Fund	222,678
Delaware Ivy Global Bond Fund	28,576
Delaware Ivy Global Growth Fund	33,310
Delaware Ivy High Income Fund	157,672
Delaware Ivy International Core Equity Fund	85,864
295

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Fees
Delaware Ivy Large Cap Growth Fund	$385,479
Delaware Ivy Managed International Opportunities Fund	4,337
Delaware Ivy Mid Cap Growth Fund	379,664
Delaware Ivy Mid Cap Income Opportunities Fund	75,970
Delaware Ivy Small Cap Growth Fund	91,696
Delaware Ivy Smid Cap Core Fund	21,165
Delaware Ivy Systematic Emerging Markets Equity Fund	52,935
Delaware Ivy Value Fund	37,246

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, 0.50%, and 0.25% of the average daily net assets of the Class A, Class C, Class R, and Class Y shares, respectively. Certain shares in accounts that established positions in Class A shares of Delaware Ivy Global Growth Fund prior to January 1, 1992 are not subject to an ongoing 12b-1 fee. This arrangement results in a 12b-1 fee rate that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund, and leads to a current blended rate of 0.24% of the average daily net assets. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees.

From July 31, 2023 through July 30, 2024, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets all share classes other than Class R6	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Global Equity Fund II	0.92%	0.75%
Delaware International Equity Fund II	0.79%	0.65%
Delaware Ivy Core Bond Fund	0.44%	0.33%
Delaware Ivy Core Equity Fund	0.75%	0.67%
Delaware Ivy Global Bond Fund	0.71%	0.59%
Delaware Ivy Global Growth Fund	0.92%	0.81%
Delaware Ivy High Income Fund	0.72%	0.63%
Delaware Ivy International Core Equity Fund	0.79%	0.67%
Delaware Ivy Large Cap Growth Fund	0.64%	0.56%
Delaware Ivy Managed International Opportunities Fund	n/a	n/a
Delaware Ivy Mid Cap Growth Fund	0.79%	0.69%
Delaware Ivy Mid Cap Income Opportunities Fund	0.83%	0.72%
Delaware Ivy Small Cap Growth Fund	0.89%	0.76%
296

Fund	Operating expense limitation as a percentage of average daily net assets all share classes other than Class R6	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Ivy Smid Cap Core Fund	0.89%	0.76%
Delaware Ivy Systematic Emerging Markets Equity Fund	0.80%	0.65%
Delaware Ivy Value Fund	0.83%	0.72%

Prior to July 31, 2023, the expense limitations for each Fund were as follows:

Fund	Operating expense limitation as a percentage of average daily net assets all share classes other than Class R6	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Global Equity Fund II	0.92%	n/a
Delaware International Equity Fund II	0.95%	n/a
Delaware Ivy Core Bond Fund	0.45%	0.45%
Delaware Ivy Core Equity Fund	0.75%	n/a
Delaware Ivy Global Bond Fund	0.71%	n/a
Delaware Ivy Global Growth Fund	0.97%	n/a
Delaware Ivy High Income Fund	0.75%	n/a
Delaware Ivy International Core Equity Fund	0.79%	0.79%
Delaware Ivy Large Cap Growth Fund	0.64%	0.64%
Delaware Ivy Managed International Opportunities Fund	n/a	n/a
Delaware Ivy Mid Cap Growth Fund	0.79%	0.79%
Delaware Ivy Mid Cap Income Opportunities Fund	0.83%	0.83%
Delaware Ivy Small Cap Growth Fund	0.89%	0.89%
Delaware Ivy Smid Cap Core Fund	0.89%	0.89%
Delaware Ivy Systematic Emerging Markets Equity Fund	0.80%	0.76%
Delaware Ivy Value Fund	0.83%	n/a
297

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from July 31, 2023 through July 30, 2024, unless terminated by agreement of DMC and the Fund, is as follows:

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Class I	Class R	Class R6	Class Y
Delaware Global Equity Fund II	1.17%	1.92%	0.92%	1.42%	0.75%	1.17%
Delaware International Equity Fund II	1.04%	1.79%	0.79%	1.29%	0.65%	1.04%
Delaware Ivy Core Bond Fund	0.69%	1.44%	0.44%	0.94%	0.33%	0.69%
Delaware Ivy Core Equity Fund	1.00%	1.75%	0.75%	1.25%	0.67%	1.00%
Delaware Ivy Global Bond Fund	0.96%	1.71%	0.71%	1.21%	0.59%	0.96%
Delaware Ivy Global Growth Fund	1.17%	1.92%	0.92%	1.42%	0.81%	1.17%
Delaware Ivy High Income Fund	0.97%	1.72%	0.72%	1.22%	0.63%	0.97%
Delaware Ivy International Core Equity Fund	1.04%	1.79%	0.79%	1.29%	0.67%	1.04%
Delaware Ivy Large Cap Growth Fund	0.89%	1.64%	0.64%	1.14%	0.56%	0.89%
Delaware Ivy Managed International Opportunities Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Ivy Mid Cap Growth Fund	1.04%	1.79%	0.79%	1.29%	0.69%	1.04%
Delaware Ivy Mid Cap Income Opportunities Fund	1.08%	1.83%	0.83%	1.33%	0.72%	1.08%
Delaware Ivy Small Cap Growth Fund	1.14%	1.89%	0.89%	1.39%	0.76%	1.14%
Delaware Ivy Smid Cap Core Fund	1.14%	1.89%	0.89%	1.39%	0.76%	1.14%
Delaware Ivy Systematic Emerging Markets Equity Fund	1.05%	1.80%	0.80%	1.30%	0.65%	1.05%
Delaware Ivy Value Fund	1.08%	1.83%	0.83%	1.33%	0.72%	1.08%

Prior to July 31, 2023, DMC, DDLP and/or DIFSC, had contractually agreed to waive all or a portion of its fees and/or pay/reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC, DDLP, DIFSC and/or each Fund. The waivers and reimbursements were accrued daily and received monthly.

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Class I	Class R	Class R6	Class Y
Delaware Global Equity Fund II	1.17%	1.92%	0.92%	1.42%	n/a	1.17%
Delaware International Equity Fund II	1.20%	1.95%	0.95%	1.45%	n/a	1.20%
Delaware Ivy Core Bond Fund	0.70%	1.45%	0.45%	0.95%	0.45%	0.70%
Delaware Ivy Core Equity Fund	1.00%	1.75%	0.75%	1.25%	n/a	1.00%
Delaware Ivy Global Bond Fund	0.96%	1.71%	0.71%	1.21%	n/a	0.96%
Delaware Ivy Global Growth Fund	1.21%	1.97%	0.97%	1.47%	n/a	1.22%
Delaware Ivy High Income Fund	1.00%	1.75%	0.75%	1.25%	n/a	1.00%
Delaware Ivy International Core Equity Fund	1.04%	1.79%	0.79%	1.29%	0.79%	1.04%
Delaware Ivy Large Cap Growth Fund	0.89%	1.64%	0.64%	1.14%	0.64%	0.89%
Delaware Ivy Managed International Opportunities Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Ivy Mid Cap Growth Fund	1.04%	1.79%	0.79%	1.29%	0.79%	1.04%
Delaware Ivy Mid Cap Income Opportunities Fund	1.08%	1.83%	0.83%	1.33%	0.83%	1.08%
Delaware Ivy Small Cap Growth Fund	1.14%	1.89%	0.89%	1.39%	0.89%	1.14%
Delaware Ivy Smid Cap Core Fund	1.14%	1.89%	0.89%	1.39%	0.89%	1.14%
Delaware Ivy Systematic Emerging Markets Equity Fund	1.15%	1.80%	0.80%	1.30%	0.76%	1.15%
Delaware Ivy Value Fund	1.08%	1.83%	0.83%	1.33%	n/a	1.08%
298

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2024, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Global Equity Fund II	$7,541
Delaware International Equity Fund II	5,562
Delaware Ivy Core Bond Fund	8,690
Delaware Ivy Core Equity Fund	86,229
Delaware Ivy Global Bond Fund	17,905
Delaware Ivy Global Growth Fund	13,352
Delaware Ivy High Income Fund	68,073
Delaware Ivy International Core Equity Fund	35,981
Delaware Ivy Large Cap Growth Fund	151,654
Delaware Ivy Managed International Opportunities Fund	3,533
Delaware Ivy Mid Cap Growth Fund	154,936
Delaware Ivy Mid Cap Income Opportunities Fund	33,274
Delaware Ivy Small Cap Growth Fund	37,895
Delaware Ivy Smid Cap Core Fund	8,241
Delaware Ivy Systematic Emerging Markets Equity Fund	20,947
Delaware Ivy Value Fund	15,353

For the year ended March 31, 2024, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Global Equity Fund II	$7,045
Delaware International Equity Fund II	2,026
Delaware Ivy Core Bond Fund	7,861
Delaware Ivy Core Equity Fund	128,898
Delaware Ivy Global Bond Fund	3,207
Delaware Ivy Global Growth Fund	9,995
Delaware Ivy High Income Fund	91,752
Delaware Ivy International Core Equity Fund	10,556
Delaware Ivy Large Cap Growth Fund	249,781
Delaware Ivy Managed International Opportunities Fund	1,850
Delaware Ivy Mid Cap Growth Fund	132,238
Delaware Ivy Mid Cap Income Opportunities Fund	16,926
Delaware Ivy Small Cap Growth Fund	51,584
Delaware Ivy Smid Cap Core Fund	8,803
Delaware Ivy Systematic Emerging Markets Equity Fund	15,215
Delaware Ivy Value Fund	20,190
299

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended March 31, 2024, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Global Equity Fund II	$153	$162
Delaware International Equity Fund II	14	26
Delaware Ivy Core Bond Fund	376	120
Delaware Ivy Core Equity Fund	5,745	2,956
Delaware Ivy Global Bond Fund	96	176
Delaware Ivy Global Growth Fund	1,341	209
Delaware Ivy High Income Fund	30,900	7,278
Delaware Ivy International Core Equity Fund	627	728
Delaware Ivy Large Cap Growth Fund	7,547	5,214
Delaware Ivy Managed International Opportunities Fund	123	86
Delaware Ivy Mid Cap Growth Fund	5,986	3,325
Delaware Ivy Mid Cap Income Opportunities Fund	363	966
Delaware Ivy Small Cap Growth Fund	4,921	1,552
Delaware Ivy Smid Cap Core Fund	345	547
Delaware Ivy Systematic Emerging Markets Equity Fund	1,228	801
Delaware Ivy Value Fund	5,709	956

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended March 31, 2024, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2024, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy Small Cap Growth Fund	$323,358	$—	$—
Delaware Ivy Smid Cap Core Fund	5,033,328	—	—
Delaware Ivy Value Fund	1,255,017	—	—
300

A summary of the transactions in affiliated companies during the year ended March 31, 2024 was as follows:

	Value, beginning of period	Gross additions	Gross reductions(1)	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments	Value, end of period	Shares	Income distributions
Delaware Ivy High Income Fund
Common Stocks—2.30%
BIS Industries Holdings =,†
	$—	$—	$—	$—	$—	$—	19,682,813	$—
Foresight Energy =,†
	19,096,599	—	—	—	1,597,902	20,694,501	1,117,414	—
Larchmont Resources =,†
	213,461	—	—	—	550	214,011	18,338	—
Maritime Finance =,†
	3,585,521	—	(3,645,000)	—	659,554	600,075	1,750,000	—
New Cotai =,†
	20,699,983	—	—	—	7,545	20,707,528	20,316,462	—
True Religion Apparel =,†
	6,549,308	—	—	—	5,964,169	12,513,477	—	—
	50,144,872	—	(3,645,000)	—	8,229,720	54,729,592		—
Preferred Stock—0.09%
True Religion Apparel=,†,ω
	2,050,430	—	—	—	—	2,050,430	410	—
Convertible Bond—2.56%
New Cotai =
	58,691,628	1,127,113	—	—	1,121,602	60,940,343	23,915,789	1,381,412
Loan Agreements—0.31%
Foresight Energy Operating Tranche A •
	7,399,377	—	(94,177)	—	(35,120)	7,270,080	7,494,928	—
Total	$118,286,307	$1,127,113	$(3,739,177)	$—	$9,316,202	$124,990,445		$1,381,412
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments	Value, end of period	Shares	Income distributions
Delaware Ivy Managed International Opportunities Fund
Affiliated Mutual Funds—99.44%
Delaware International Equity Fund II Class R6
	$16,182,372	$435,848	$(8,752,005)	$(448,957)	$871,116	$8,288,374	513,212	$194,257
Delaware Ivy International Core Equity Fund Class R6
	38,532,783	9,100,244	(26,122,113)	2,958,735	484,283	24,953,932	1,174,855	1,075,692
Delaware Ivy International Small Cap Fund
	3,785,266	46,297	(3,940,486)	(470,054)	578,977	—	—	—
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6
	19,434,227	796,780	(13,086,894)	4,254,638	(3,248,652)	8,150,099	418,383	431,674
Total	$77,934,648	$10,379,169	$(51,901,498)	$6,294,362	$(1,314,276)	$41,392,405		$1,701,623
(1)	The amount shown included return of capital.
ω	Perpetual security with no stated maturity date.
301

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
†	Non-income producing security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

3. Investments

For the year ended March 31, 2024, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Global Equity Fund II	$338,697,816	$—	$427,325,330	$—
Delaware International Equity Fund II	129,211,726	—	169,073,928	—
Delaware Ivy Core Bond Fund	82,051,933	295,066,805	192,580,474	304,553,671
Delaware Ivy Core Equity Fund	1,172,755,899	—	1,612,181,709	—
Delaware Ivy Global Bond Fund	534,264,830	258,863,555	537,601,446	217,438,127
Delaware Ivy Global Growth Fund	238,336,863	—	345,914,920	—
Delaware Ivy High Income Fund	720,805,136	—	944,716,381	—
Delaware Ivy International Core Equity Fund	539,607,362	—	723,906,950	—
Delaware Ivy Large Cap Growth Fund	532,835,652	—	600,308,194	—
Delaware Ivy Managed International Opportunities Fund	10,379,167	—	51,901,496	—
Delaware Ivy Mid Cap Growth Fund	1,589,449,491	—	2,049,059,209	—
Delaware Ivy Mid Cap Income Opportunities Fund	198,188,980	—	505,003,069	—
Delaware Ivy Small Cap Growth Fund	766,407,760	—	1,127,509,464	—
Delaware Ivy Smid Cap Core Fund	42,850,737	—	111,739,551	—
Delaware Ivy Systematic Emerging Markets Equity Fund	244,150,844	—	455,784,434	—
Delaware Ivy Value Fund	181,705,512	—	438,518,653	—
302

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2024, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Global Equity Fund II	$227,418,802	$40,965,690	$(7,911,300)	$33,054,390
Delaware International Equity Fund II	80,652,982	13,263,487	(4,387,024)	8,876,463
Delaware Ivy Core Bond Fund	344,258,522	3,574,759	(15,658,484)	(12,083,725)
Delaware Ivy Core Equity Fund	1,958,009,290	1,805,227,034	(29,046,199)	1,776,180,835
Delaware Ivy Global Bond Fund	464,204,616	9,098,975	(11,451,835)	(2,352,860)
Delaware Ivy Global Growth Fund	364,458,692	196,324,578	(16,582,913)	179,741,665
Delaware Ivy High Income Fund	2,716,477,296	90,456,889	(420,987,883)	(330,530,994)
Delaware Ivy International Core Equity Fund	1,027,309,922	361,018,897	(89,490,092)	271,528,805
Delaware Ivy Large Cap Growth Fund	2,724,289,077	4,063,948,062	(18,966,666)	4,044,981,396
Delaware Ivy Managed International Opportunities Fund	32,277,347	12,315,867	(2,989,030)	9,326,837
Delaware Ivy Mid Cap Growth Fund	4,288,844,153	2,212,744,874	(248,697,307)	1,964,047,567
Delaware Ivy Mid Cap Income Opportunities Fund	785,687,642	404,407,038	(19,812,173)	384,594,865
Delaware Ivy Small Cap Growth Fund	1,073,374,813	365,687,228	(54,458,919)	311,228,309
Delaware Ivy Smid Cap Core Fund	284,276,099	80,219,096	(24,110,771)	56,108,325
Delaware Ivy Systematic Emerging Markets Equity Fund	626,223,772	211,477,863	(79,145,660)	132,332,203
Delaware Ivy Value Fund	432,244,430	64,752,272	(7,051,948)	57,700,324

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

303

Notes to financial statements

Ivy Funds

3. Investments (continued)

comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2024:

	Delaware Global Equity Fund II
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Austria	$2,466,866	$—	$2,466,866
Brazil	6,362,519	—	6,362,519
Canada	10,909,908	—	10,909,908
China	4,408,795	—	4,408,795
Denmark	—	4,018,304	4,018,304
France	19,442,362	—	19,442,362
Germany	7,991,411	—	7,991,411
India	4,760,561	—	4,760,561
Japan	15,972,424	—	15,972,424
Netherlands	6,594,657	—	6,594,657
Switzerland	6,088,356	—	6,088,356
Taiwan	8,289,799	—	8,289,799
United Kingdom	9,374,535	—	9,374,535
United States	152,381,884	—	152,381,884
Short-Term Investments	1,436,286	—	1,436,286
Total Value of Securities	$256,480,363	$4,018,304	$260,498,667
304

	Delaware International Equity Fund II
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Austria	$1,235,221	$—	$1,235,221
Brazil	2,802,424	—	2,802,424
Canada	3,300,876	—	3,300,876
China	2,112,456	—	2,112,456
Denmark	—	3,681,412	3,681,412
Finland	9,955	—	9,955
France	15,068,221	—	15,068,221
Germany	9,725,447	—	9,725,447
India	2,709,431	—	2,709,431
Ireland	717,925	—	717,925
Japan	13,266,776	—	13,266,776
Netherlands	7,251,452	—	7,251,452
Republic of Korea	1,567,357	—	1,567,357
Singapore	526,734	—	526,734
Spain	2,471,001	—	2,471,001
Switzerland	4,877,368	—	4,877,368
Taiwan	2,905,484	—	2,905,484
United Kingdom	9,463,123	—	9,463,123
United States	5,020,723	—	5,020,723
Preferred Stock	832,311	—	832,311
Total Value of Securities	$85,864,285	$3,681,412	$89,545,697
	Delaware Ivy Core Bond Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$636,529	$—	[1]	$636,529
Agency Mortgage-Backed Securities	—	94,676,004	—		94,676,004
Collateralized Debt Obligations	—	9,290,557	—		9,290,557
Corporate Bonds	—	120,626,341	—		120,626,341
Government Agency Obligations	—	2,898,661	—		2,898,661
Municipal Bonds	—	4,254,536	—		4,254,536
Non-Agency Asset-Backed Securities	—	19,656,621	—		19,656,621
Non-Agency Collateralized Mortgage Obligations	—	12,312,224	—		12,312,224
Non-Agency Commercial Mortgage-Backed Securities	—	25,279,222	—		25,279,222
Sovereign Bonds	—	3,212,715	—		3,212,715
US Treasury Obligations	—	37,314,812	—		37,314,812
Short-Term Investments	1,987,839	—	—		1,987,839
Total Value of Securities	$1,987,839	$330,158,222	$—		$332,146,061
305

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Core Bond Fund
	Level 1	Level 2	Level 3	Total
Derivatives[2]
Assets:
Futures Contracts	$170,396	$—	$—	$170,396
Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(83,501)	$—	$(83,501)
Futures Contracts	(57,105)	—	—	(57,105)

1The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

2Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
Core Equity
Fund
Level 1
Securities
Assets:
Common Stocks	$3,730,083,460
Short-Term Investments	4,106,665
Total Value of Securities	$3,734,190,125
	Delaware Ivy Global Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$59,598,934	$59,598,934
Corporate Bonds	—	159,662,643	159,662,643
Government Agency Obligations	—	12,055,734	12,055,734
Sovereign Bonds	—	129,610,031	129,610,031
Supranational Banks	—	5,366,350	5,366,350
US Treasury Obligations	—	80,179,413	80,179,413
Options Purchased	—	17,869	17,869
Short-Term Investments	16,742,032	—	16,742,032
Total Value of Securities Before Options Written	$16,742,032	$446,490,974	$463,233,006
Liabilities:
Options Written	$—	$(7,374)	$(7,374)

Derivatives[1]
Assets:
Centrally Cleared Interest Rate Swap Contracts	$—	$230,193	$230,193
306

	Delaware Ivy Global Bond Fund
	Level 1	Level 2	Total
Forward Foreign Currency Exchange Contracts	$—	$149,003	$149,003
Futures Contracts	563,749	—	563,749
Liabilities:
Centrally Cleared Interest Rate Swap Contracts	$—	$(3,688)	$(3,688)
Forward Foreign Currency Exchange Contracts	—	(901,947)	(901,947)
Futures Contracts	(1,535,525)	—	(1,535,525)
Over-The-Counter Credit Default Swap Contracts	—	(155,381)	(155,381)

1Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Global Growth Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Austria	$6,729,937	$—	$6,729,937
Brazil	7,762,620	—	7,762,620
Canada	7,188,504	—	7,188,504
China	6,941,599	—	6,941,599
Denmark	—	7,617,147	7,617,147
France	43,310,796	—	43,310,796
Germany	15,541,327	—	15,541,327
India	18,974,184	—	18,974,184
Italy	8,757,643	—	8,757,643
Japan	19,879,808	—	19,879,808
Netherlands	11,762,987	—	11,762,987
Republic of Korea	6,020,082	—	6,020,082
Singapore	2,861,347	—	2,861,347
Taiwan	15,594,576	—	15,594,576
United Kingdom	7,647,793	—	7,647,793
United States	350,699,851	—	350,699,851
Preferred Stock	3,905,252	—	3,905,252
Short-Term Investments	3,829,128	—	3,829,128
Total Value of Securities	$537,407,434	$7,617,147	$545,024,581
	Delaware Ivy High Income Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Basic Industry	$—	$—	$20,701,917		$20,701,917
Consumer Goods	—	—	—	[1]	—
Energy	—	—	606,746		606,746
Financial Services	—	—	20,707,528		20,707,528
Leisure	39,251,097	—	—		39,251,097
307

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy High Income Fund
	Level 1	Level 2	Level 3	Total
Retail	$—	$—	$12,513,477	$12,513,477
Utilities	—	—	214,011	214,011
Convertible Bond	—	—	60,940,343	60,940,343
Corporate Bonds	—	1,903,259,946	—	1,903,259,946
Loan Agreements	—	268,382,077	—	268,382,077
Preferred Stock	—	—	2,050,430	2,050,430
Warrants	787,661	—	—	787,661
Short-Term Investments	56,531,070	—	—	56,531,070
Total Value of Securities	$96,569,828	$2,171,642,023	$117,734,452	$2,385,946,303

1The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

	Delaware Ivy International Core Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Austria	$22,107,725	$—	$22,107,725
Brazil	70,503,613	—	70,503,613
Canada	37,548,270	—	37,548,270
China	53,445,550	—	53,445,550
Denmark	—	52,765,569	52,765,569
France	195,559,849	—	195,559,849
Germany	139,169,076	—	139,169,076
India	92,084,508	—	92,084,508
Ireland	28,074,420	—	28,074,420
Japan	159,895,838	—	159,895,838
Netherlands	101,261,837	—	101,261,837
Republic of Korea	60,323,523	—	60,323,523
Singapore	12,017,989	—	12,017,989
Spain	36,011,290	—	36,011,290
Switzerland	32,545,769	—	32,545,769
Taiwan	47,696,814	—	47,696,814
United Kingdom	55,468,822	—	55,468,822
United States	66,472,244	—	66,472,244
Preferred Stocks	33,411,605	—	33,411,605
Short-Term Investments	5,540,502	—	5,540,502
Total Value of Securities	$1,249,139,244	$52,765,569	$1,301,904,813
308

Delaware Ivy Large Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$6,769,270,473

Delaware Ivy Managed International Opportunities Fund
Level 1
Securities
Assets:
Affiliated Mutual Funds	$41,392,405
Short-Term Investments	211,780
Total Value of Securities	$41,604,185

Delaware Ivy Mid Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$6,148,935,152
Short-Term Investments	103,956,567
Total Value of Securities	$6,252,891,719

Delaware Ivy Mid Cap Income Opportunities Fund
Level 1
Securities
Assets:
Common Stocks	$1,158,322,605
Short-Term Investments	11,959,902
Total Value of Securities	$1,170,282,507
309

Notes to financial statements

Ivy Funds

3. Investments (continued)

Delaware Ivy Small Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$1,378,114,063
Short-Term Investments	6,489,058
Total Value of Securities	$1,384,603,121
	Delaware Ivy Smid Cap Core Fund
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Basic Materials	$29,692,284	$—	$29,692,284
Business Services	17,104,908	—	17,104,908
Capital Goods	39,800,594	—	39,800,594
Consumer Discretionary	17,484,042	—	17,484,042
Consumer Services	8,165,811	—	8,165,811
Consumer Staples	10,173,785	—	10,173,785
Credit Cyclicals	11,136,077	—	11,136,077
Energy	16,849,576	—	16,849,576
Financials	45,524,806	—	45,524,806
Healthcare	46,079,959	—1	46,079,959
Media	5,712,224	—	5,712,224
Real Estate Investment Trusts	20,659,544	—	20,659,544
Technology	48,411,727	—	48,411,727
Transportation	12,200,817	—	12,200,817
Utilities	5,133,508	—	5,133,508
Short-Term Investments	6,254,762	—	6,254,762
Total Value of Securities	$340,384,424	$—	$340,384,424

1The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

	Delaware Ivy Systematic Emerging Markets Equity Fund
	Level 1	Level 3		Total
Securities
Assets:
Common Stocks
Communication Services	$77,068,594	$—		$77,068,594
Consumer Discretionary	121,219,427	—		121,219,427
Consumer Staples	49,704,962	—	[1]	49,704,962
Energy	48,682,323	—	[1]	48,682,323
Financials	176,375,878	—	[1,2]	176,375,878
310

	Delaware Ivy Systematic Emerging Markets Equity Fund
	Level 1	Level 3		Total
Healthcare	$2,408,755	$—		$2,408,755
Industrials	26,492,483	—		26,492,483
Information Technology	229,120,293	—		229,120,293
Materials	14,950,565	—		14,950,565
Real Estate	5,263,606	—	[2]	5,263,606
Preferred Stock	7,724,750	—		7,724,750
Short-Term Investments	5,333,005	—		5,333,005
Total Value of Securities	$764,344,641	$—		$764,344,641

1The security that has been valued at zero on the “Consolidated schedules of investments” is considered to be Level 3 investment in this table.

2The value represents valuations of Russian security for which Management has determined include significant unobservable inputs as of March 31, 2024.

Delaware Ivy Value Fund
Level 1
Securities
Assets:
Common Stocks	$477,601,612
Short-Term Investments	12,343,142
Total Value of Securities	$489,944,754

During the year ended March 31, 2024, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets.

Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy Core Bond Fund, Delaware Ivy Smid Cap Core Fund and Delaware Ivy Systematic Emerging Markets Equity Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Delaware Ivy Core Bond Fund, Delaware Ivy Smid Cap Core Fund and Delaware Ivy Systematic Emerging Markets Equity Fund’s net assets at the end of the year. As of March 31, 2024, Delaware Global Equity Fund II, Delaware International Equity Fund II, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy Value Fund had no level 3 investments.

311

Notes to financial statements

Ivy Funds

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Delaware Ivy High Income Fund:

	Convertible Bond	Corporate Bonds	Common Stocks	Preferred Stock	Total
Balance as of 3/31/23	$—	$58,691,628	$57,729,361	$2,050,430	$118,471,419
Restructure of security	58,691,628	(58,691,628)	—	—	—
Corporate actions	959,402	—	—	—	959,402
Sales	—	(7,293,000)	(7,002,215)	—	(14,295,215)
Net realized gain (loss)	—	7,293,000	1,920,962	—	9,213,962
Amortization	167,711	—	—	—	167,711
Return of capital	—	—	(3,645,000)	—	(3,645,000)
Net change in unrealized appreciation (depreciation)	1,121,602	—	5,740,571	—	6,862,173
Balance as of 3/31/24	$60,940,343	$—	$54,743,679	$2,050,430	$117,734,452
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 3/31/24	$1,121,602	$—	$7,735,353	$—	$8,856,955

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/ dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for Delaware Ivy High Income Fund is as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Common Stocks	$214,011	Liquidation approach	Liquidity discount	10%
Common Stocks	12,513,477	Market approach	EV/Revenue multiple	0.41x
			EV/EBITDA multiple	6.71x
Common Stocks	20,694,501	Market approach	EV/Revenue multiple	0.90x
			EV/EBITDA multiple	2.56x
Common Stocks	20,707,528	Market approach	Control premium	20%
Common Stocks	600,075	Market approach	Sum of parts (Adjusted book value)	N/A
Common Stocks	6,671	Net asset value / liquidation	Adjusted net asset value	$14.1 million
Convertible Bond	60,940,343	Market approach	Control premium	20%
Preferred Stock	2,050,430	Market approach	EV/Revenue multiple	0.41x
			EV/EBITDA multiple	6.71x

Level 3 securities with a total value of $7,416 have been valued using third party pricing information without adjustment and are excluded from the table above.

312

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2024 and 2023 were as follows:

	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended March 31, 2024:
Delaware Global Equity Fund II	$4,981,701	$—	$—	$4,981,701
Delaware International Equity Fund II	1,418,544	—	—	1,418,544
Delaware Ivy Core Bond Fund	17,958,247	—	—	17,958,247
Delaware Ivy Core Equity Fund	25,528,185	346,381,919	—	371,910,104
Delaware Ivy Global Bond Fund	16,516,146	—	—	16,516,146
Delaware Ivy Global Growth Fund	3,186,483	25,726,050	—	28,912,533
Delaware Ivy High Income Fund	177,689,185	—	—	177,689,185
Delaware Ivy International Core Equity Fund	34,887,279	—	—	34,887,279
Delaware Ivy Large Cap Growth Fund	—	178,156,110	—	178,156,110
Delaware Ivy Managed International Opportunities Fund	1,630,868	—	—	1,630,868
Delaware Ivy Mid Cap Growth Fund	—	346,310,618	—	346,310,618
Delaware Ivy Mid Cap Income Opportunities Fund	23,249,827	38,797,197	—	62,047,024
Delaware Ivy Small Cap Growth Fund	—	54,912,934	—	54,912,934
Delaware Ivy Smid Cap Core Fund	2,294,747	—	221,937	2,516,684
Delaware Ivy Systematic Emerging Markets Equity Fund	25,724,264	—	—	25,724,264
Delaware Ivy Value Fund	8,915,709	136,501,172	—	145,416,881

Year ended March 31, 2023:
Delaware Global Equity Fund II	22,649,837	114,745,645	—	137,395,482
Delaware International Equity Fund II	2,024,961	9,275,416	—	11,300,377
Delaware Ivy Core Bond Fund	19,495,262	—	—	19,495,262
Delaware Ivy Core Equity Fund	15,564,921	419,618,950	—	435,183,871
Delaware Ivy Global Bond Fund	13,975,951	—	—	13,975,951
Delaware Ivy Global Growth Fund	266,255	255,038,090	—	255,304,345
Delaware Ivy High Income Fund	207,506,677	—	—	207,506,677
Delaware Ivy International Core Equity Fund	13,136,426	—	—	13,136,426
Delaware Ivy Large Cap Growth Fund	29,826,075	431,832,898	—	461,658,973
Delaware Ivy Managed International Opportunities Fund	3,178	11,405,075	—	11,408,253
Delaware Ivy Mid Cap Growth Fund	—	536,444,250	—	536,444,250
Delaware Ivy Mid Cap Income Opportunities Fund	34,260,987	23,771,318	—	58,032,305
Delaware Ivy Small Cap Growth Fund	—	65,188,713	—	65,188,713
Delaware Ivy Smid Cap Core Fund	1,270,514	83,792,388	—	85,062,902
Delaware Ivy Systematic Emerging Markets Equity Fund	10,423,187	108,370,040	—	118,793,227
Delaware Ivy Value Fund	46,307,593	165,681,156	—	211,988,749
313

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis

As of March 31, 2024, the components of net assets on a tax basis were as follows:

	Delaware Global Equity Fund II	Delaware International Equity Fund II	Delaware Ivy Core Bond Fund	Delaware Ivy Core Equity Fund
Shares of beneficial interest	$250,440,722	$104,294,845	$449,293,920	$1,805,479,142
Undistributed ordinary income	—	1,371,033	732,263	23,920,755
Undistributed long-term capital gains	—	—	—	125,865,723
Qualified late year loss deferrals	(18,075)	—	—	—
Distributions payable	—	—	(6,932)	—
Capital loss carryforwards	(21,081,593)	(22,963,264)	(101,575,699)	—
Deferred directors fees	(55,273)	(26,369)	(25,379)	(348,700)
Unamortized organizational costs	(918)	—	—	—
Unrealized appreciation (depreciation) of investments,foreign currencies and derivatives	33,054,390	8,876,463	(12,083,725)	1,776,180,835
Net assets	$262,339,253	$91,552,708	$336,334,448	$3,731,097,755

	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund
Shares of beneficial interest	$588,231,687	$339,985,782	$4,374,470,427	$1,108,036,118
Undistributed ordinary income	—	5,399,310	—	6,045,929
Undistributed long-term capital gains	—	18,166,231	—	—
Qualified late year loss deferrals	(164,692)	—	—	—
Distributions payable	—	—	(205,250)	—
Capital loss carryforwards	(103,628,158)	—	(1,665,947,647)	(56,252,416)
Deferred directors fees	(47,856)	(79,301)	(189,068)	(87,307)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(2,352,860)	179,741,665	(330,530,994)	271,528,805
Net assets	$482,038,121	$543,213,687	$2,377,597,468	$1,329,271,129

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund	Delaware Ivy Mid Cap Income Opportunities Fund
Shares of beneficial interest	$2,626,778,586	$27,051,744	$4,150,041,492	$753,242,275
Undistributed ordinary income	2,584,546	565,554	—	620,892
Undistributed long-term capital gains	130,186,686	4,686,784	137,867,334	33,990,739
Qualified late year loss deferrals	—	—	(5,875,261)	—
Deferred directors fees	(197,160)	(4,763)	(168,096)	(5,571)
Unamortized organizational costs	—	—	—	(9,171)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	4,044,981,396	9,326,837	1,964,047,567	384,594,865
Net assets	$6,804,334,054	$41,626,156	$6,245,913,036	$1,172,434,029
314

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund	Delaware Ivy Value Fund
Shares of beneficial interest	$1,015,792,723	$289,028,387	$650,221,880	$440,072,078
Undistributed ordinary income	4,263,093	—	13,049,415	—
Undistributed long-term capital gains	55,250,064	—	—	—
Capital loss carryforwards	—	(5,395,859)	(34,543,679)	(6,075,845)
Deferred directors fees	(117,647)	(12,958)	(32,015)	(52,523)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	311,228,309	56,108,325	132,332,203	57,700,324
Net assets	$1,386,416,542	$339,727,895	$761,027,804	$491,644,034

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, partnership interest and investment held with the wholly-owned subsidiary.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2024 through March 31, 2024 and November 1, 2023 through March 31, 2024, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to write-off of net operating losses, tax treatment of partnerships, gain (loss) on foreign currency transactions, fund level overdistributions, swap contracts, earnings and profits distributed to shareholders on the redemption of shares, paydown gains (losses) of asset- and mortgage-backed securities, realized gain on passive foreign investment companies, foreign capital gains taxes and non-deductible tax liabilities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2024, the Funds recorded the following reclassifications:

	Paid-in capital	Total distributable earnings (loss)
Delaware Global Equity Fund II	$(157,646)	157,646
Delaware Ivy High Income Fund	(14,834,338)	14,834,338
Delaware Ivy International Core Equity Fund	(519,011)	519,011
Delaware Ivy Mid Cap Growth Fund	(17,289,464)	17,289,464
Delaware Ivy Value Fund	(199,926)	199,926

Delaware International Equity Fund II, Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund and Delaware Ivy Systematic Emerging Markets Equity Fund did not have any reclassifications for the year ended March 31, 2024.

315

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2024, the Funds utilized the following capital loss carryforwards:

Delaware Ivy International Core Equity Fund	$5,207,277
Delaware Ivy Managed International Opportunities Fund	141,418
Delaware Ivy Smid Cap Core Fund	5,725,135

At March 31, 2024, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Global Equity Fund II	$15,278,507	$5,803,086	$21,081,593
Delaware International Equity Fund II	12,422,743	10,540,521	22,963,264
Delaware Ivy Core Bond Fund	46,410,981	55,164,718	101,575,699
Delaware Ivy Global Bond Fund	56,681,406	46,946,752	103,628,158
Delaware Ivy High Income Fund	243,659,795	1,422,287,852	1,665,947,647
Delaware Ivy International Core Equity Fund	56,252,416	—	56,252,416
Delaware Ivy Smid Cap Core Fund	5,395,859	—	5,395,859
Delaware Ivy Systematic Emerging Markets Equity Fund	34,543,679	—	34,543,679
Delaware Ivy Value Fund	6,075,845	—	6,075,845
316

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Global Equity Fund II		Delaware International Equity Fund II		Delaware Ivy Core Bond Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	801,526	946,030	108,992	102,325	1,883,610	2,118,999
Class C	31,360	39,759	3,667	2,289	54,828	80,032
Class E1	—	2,825	—	—	—	11,585
Class I	1,689,107	1,644,621	433,636	941,585	3,290,442	5,143,104
Class R	667	2,735	17,535	9,690	5,628	9,618
Class R6	50,550	37,951	243,896	554,556	410,963	1,450,072
Class Y	12,800	20,578	3,260	4,050	74,099	84,790

Shares issued upon reinvestment of dividends and distributions:
Class A	365,169	10,772,445	35,242	300,241	592,845	501,672
Class C	2,539	185,306	186	3,884	12,799	11,802
Class E1	—	2,617	—	—	—	1,449
Class I	212,297	6,753,797	17,344	232,408	1,013,661	1,213,398
Class R	104	2,923	568	260	4,037	2,780
Class R6	3,042	493,195	40,155	284,118	322,767	336,877
Class Y	2,512	61,990	676	5,046	22,480	18,883
	3,171,673	20,966,772	905,157	2,440,452	7,688,159	10,985,061

Shares redeemed:
Class A	(6,236,789)	(7,899,675)	(641,253)	(814,900)	(3,864,971)	(5,686,132)
Class C	(120,139)	(302,897)	(10,131)	(19,449)	(214,567)	(287,802)
Class E1	—	(377,166)	—	—	—	(424,744)
Class I	(7,157,154)	(9,971,917)	(1,804,445)	(2,486,241)	(14,766,515)	(28,061,535)
Class R	(389)	(1,129)	(3,301)	(1,398)	(2,575)	(2,089)
Class R6	(42,943)	(1,511,438)	(1,045,027)	(1,801,114)	(2,390,681)	(8,359,920)
Class Y	(47,807)	(34,411)	(14,714)	(20,323)	(88,382)	(187,306)
	(13,605,221)	(20,098,633)	(3,518,871)	(5,143,425)	(21,327,691)	(43,009,528)
Net increase (decrease)	(10,433,548)	868,139	(2,613,714)	(2,702,973)	(13,639,532)	(32,024,467)
317

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy Core Equity Fund		Delaware Ivy Global Bond Fund		Delaware Ivy Global Growth Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	4,618,905	5,664,102	952,264	971,840	399,382	250,983
Class C	328,467	260,572	42,553	96,205	13,482	9,764
Class E1	—	30,338	—	—	—	—
Class I	6,348,871	9,719,353	10,793,272	8,670,881	787,848	1,190,101
Class R	615	5,696	15,720	13,813	511	700
Class R6	1,342,371	707,512	6,170,536	3,035,570	351,120	36,838
Class Y	149,018	85,056	68,144	137,530	7,827	3,435

Shares issued upon reinvestment of dividends and distributions:
Class A	19,372,670	24,210,173	385,638	419,165	602,684	5,420,865
Class C	233,844	277,116	5,725	7,359	10,789	78,369
Class I	3,616,051	4,808,986	771,548	610,925	289,638	3,246,704
Class R	931	1,215	996	820	1,422	11,773
Class R6	316,814	304,066	672,010	495,984	4,838	29,549
Class Y	151,484	175,581	7,508	2,896	3,122	22,487
	36,480,041	46,249,766	19,885,914	14,462,988	2,472,663	10,301,568

Shares redeemed:
Class A	(32,870,315)	(43,823,230)	(3,040,969)	(4,834,589)	(2,371,970)	(3,188,523)
Class C	(651,031)	(913,362)	(153,562)	(174,702)	(38,959)	(51,054)
Class E1	—	(1,065,074)	—	—	—	—
Class I	(15,798,253)	(22,780,577)	(8,266,748)	(10,264,231)	(2,594,218)	(4,873,426)
Class R	(7,976)	(2,809)	(7,563)	(13,483)	(4,061)	(2,921)
Class R6	(1,055,599)	(2,567,325)	(2,711,717)	(3,962,500)	(50,040)	(19,534)
Class Y	(244,028)	(236,161)	(63,829)	(25,824)	(7,859)	(11,824)
	(50,627,202)	(71,388,538)	(14,244,388)	(19,275,329)	(5,067,107)	(8,147,282)
Net increase (decrease)	(14,147,161)	(25,138,772)	5,641,526	(4,812,341)	(2,594,444)	2,154,286
318

	Delaware Ivy High Income Fund		Delaware Ivy International Core Equity Fund		Delaware Ivy Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	15,705,268	21,521,185	1,778,021	1,715,939	5,731,399	6,997,654
Class C	1,623,841	1,956,685	106,988	68,725	927,521	474,476
Class E1	—	11,753	—	3,809	—	18,523
Class I	45,776,972	61,354,987	6,539,054	6,880,534	35,747,035	50,607,900
Class R	265,948	173,192	82,605	117,834	812,035	114,906
Class R6	2,671,246	3,616,197	2,583,610	1,685,375	4,325,811	3,891,542
Class Y	4,370,920	5,039,853	331,181	368,862	387,095	110,683

Shares issued upon reinvestment of dividends and distributions:
Class A	13,665,816	15,755,345	348,815	125,330	2,450,339	9,751,628
Class C	1,380,473	1,813,001	23,247	3,188	120,396	411,826
Class E1	—	13,889	—	—	—	—
Class I	12,861,237	14,655,833	918,553	428,628	3,000,727	7,668,405
Class R	393,808	451,171	46,130	14,084	38,360	49,102
Class R6	637,836	731,120	345,646	146,053	188,121	584,623
Class Y	717,805	890,874	50,833	19,975	28,365	108,299
	100,071,170	127,985,085	13,154,683	11,578,336	53,757,204	80,789,567

Shares redeemed:
Class A	(50,704,568)	(67,831,222)	(2,953,227)	(4,288,005)	(15,166,880)	(23,343,189)
Class C	(8,732,708)	(12,602,999)	(866,781)	(1,096,662)	(853,507)	(1,116,503)
Class E1	—	(1,253,077)	—	(392,689)	—	(1,121,521)
Class I	(68,444,869)	(115,686,036)	(12,776,814)	(22,500,038)	(31,010,207)	(37,526,076)
Class R	(1,117,737)	(1,408,491)	(410,956)	(418,535)	(167,584)	(131,160)
Class R6	(4,740,568)	(3,789,604)	(4,196,054)	(7,012,615)	(2,546,655)	(2,723,715)
Class Y	(7,533,038)	(9,059,782)	(713,811)	(791,830)	(406,855)	(384,633)
	(141,273,488)	(211,631,211)	(21,917,643)	(36,500,374)	(50,151,688)	(66,346,797)
Net increase (decrease)	(41,202,318)	(83,646,126)	(8,762,960)	(24,922,038)	3,605,516	14,442,770
319

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy Managed International Opportunities Fund		Delaware Ivy Mid Cap Growth Fund		Delaware Ivy Mid Cap Income Opportunities Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	116,130	209,633	3,853,493	4,472,771	615,484	2,277,685
Class C	3,153	5,620	432,653	403,369	64,574	141,366
Class E1	—	—	—	7,521	—	—
Class I	528,942	1,152,757	20,650,986	27,392,818	9,403,939	15,027,963
Class R	1,816	1,810	353,202	356,176	659,487	7,179
Class R6	80	6,085	12,847,432	13,069,664	1,130,445	1,707,628
Class Y	36	295	1,205,789	1,100,761	250,217	111,122

Shares issued upon reinvestment of dividends and distributions:
Class A	80,956	590,861	3,863,763	6,500,367	479,882	371,379
Class C	752	9,918	337,475	589,436	48,091	34,686
Class I	91,057	710,336	5,624,465	8,704,362	2,564,914	2,585,954
Class R	309	1,323	165,346	260,919	29,577	2,115
Class R6	141	1,464	2,318,269	2,674,744	267,127	220,268
Class Y	220	1,520	500,143	778,557	39,240	24,819
	823,592	2,691,622	52,153,016	66,311,465	15,552,977	22,512,164

Shares redeemed:
Class A	(1,800,778)	(1,457,615)	(13,258,007)	(17,227,391)	(2,646,023)	(2,763,164)
Class C	(37,523)	(32,065)	(1,282,570)	(1,953,603)	(334,919)	(454,679)
Class E1	—	—	—	(625,672)	—	—
Class I	(3,222,044)	(4,618,409)	(29,124,818)	(37,826,781)	(25,691,849)	(34,208,643)
Class R	(2)	(3)	(837,471)	(667,231)	(86,889)	(8,021)
Class R6	(6,950)	(6,617)	(10,671,599)	(7,734,193)	(1,681,502)	(2,758,059)
Class Y	(2,093)	(3,426)	(2,206,360)	(2,165,158)	(208,109)	(947,318)
	(5,069,390)	(6,118,135)	(57,380,825)	(68,200,029)	(30,649,291)	(41,139,884)
Net decrease	(4,245,798)	(3,426,513)	(5,227,809)	(1,888,564)	(15,096,314)	(18,627,720)
320

	Delaware Ivy Small Cap Growth Fund		Delaware Ivy Smid Cap Core Fund		Delaware Ivy Systematic Emerging Markets Equity Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	2,619,833	3,551,182	820,792	930,462	751,326	726,610
Class C	205,904	273,918	96,067	83,983	53,843	73,840
Class E1	—	11,061	—	—	—	—
Class I	5,285,925	7,754,908	1,369,882	2,630,478	3,900,466	8,492,067
Class R	335,919	348,740	208,225	112,367	56,410	83,272
Class R6	2,037,627	1,450,957	363,227	422,747	1,182,942	1,254,874
Class Y	392,923	477,499	53,236	60,447	404,902	644,276

Shares issued upon reinvestment of dividends and distributions:
Class A	2,613,631	3,257,801	58,992	2,046,136	288,725	1,418,172
Class C	231,085	305,543	6,837	384,714	40,304	274,998
Class I	754,848	921,867	63,216	2,438,040	773,725	3,537,690
Class R	205,596	222,179	8,139	345,269	9,875	44,025
Class R6	245,182	263,723	19,271	809,901	229,152	1,140,114
Class Y	99,864	153,711	2,144	69,584	44,926	46,353
	15,028,337	18,993,089	3,070,028	10,334,128	7,736,596	17,736,291

Shares redeemed:
Class A	(13,754,232)	(19,599,553)	(2,031,718)	(2,716,861)	(2,845,770)	(3,510,339)
Class C	(1,159,017)	(1,654,505)	(392,729)	(406,980)	(620,635)	(783,935)
Class E1	—	(946,425)	—	—	—	—
Class I	(13,722,907)	(18,281,878)	(4,026,804)	(9,983,238)	(11,742,505)	(21,732,308)
Class R	(766,891)	(732,333)	(252,861)	(290,777)	(98,730)	(111,439)
Class R6	(2,445,309)	(2,537,411)	(758,487)	(2,602,096)	(3,185,553)	(5,279,853)
Class Y	(2,950,795)	(1,159,136)	(92,569)	(170,622)	(584,309)	(412,328)
	(34,799,151)	(44,911,241)	(7,555,168)	(16,170,574)	(19,077,502)	(31,830,202)
Net decrease	(19,770,814)	(25,918,152)	(4,485,140)	(5,836,446)	(11,340,906)	(14,093,911)
321

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy
	Value Fund
	Year ended
	3/31/24	3/31/23
Shares sold:
Class A	947,340	2,443,219
Class C	51,834	155,737
Class I	2,572,653	6,223,766
Class R	84	276
Class R6	16,776	347,447
Class Y	102,925	1,202

Shares issued upon reinvestment of dividends and distributions:
Class A	4,263,308	2,997,298
Class C	96,325	64,817
Class I	4,380,242	6,217,698
Class R	93	171
Class R6	28,788	526,918
Class Y	18,878	755
	12,479,246	18,979,304

Shares redeemed:
Class A	(5,859,735)	(4,960,038)
Class C	(165,151)	(160,441)
Class I	(10,743,584)	(29,885,797)
Class R	(747)	(3)
Class R6	(149,015)	(5,214,751)
Class Y	(121,267)	(1,728)
	(17,039,499)	(40,222,758)
Net decrease	(4,560,253)	(21,243,454)

1 On June 13, 2022, all Class E shares were liquidated.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the tables above and on the previous pages and on the “Statements of changes in net assets.” For the years ended March 31, 2024 and 2023, each Fund had the following exchange transactions:

	Year ended March 31, 2024			Year ended March 31, 2023
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Global Equity Fund II			$279,180			$3,295,720
Class A	10,426	23,603		271,660	35,662
Class C	19,732	—		34,073	—
Class I	4,091	9,614		6,751	271,328
Class R6	—	766		—	4,638
Delaware International Equity Fund II			$21,569			$600,836
Class A	431	1,020		37,159	3,183
322

	Year ended March 31, 2024			Year ended March 31, 2023
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Class C	1,126	—		2,944	—
Class I	—	415		619	35,958
Class R6	—	—		—	148
Delaware Ivy Core Bond Fund			$121,419			$2,900,691
Class A	1,690	11,870		232,365	62,877
Class C	7,966	—		37,273	—
Class I	3,900	1,544		31,186	231,011
Class R6	—	147		—	7,065
Delaware Ivy Core Equity Fund			$2,749,709			$51,739,268
Class A	98,168	78,449		3,125,978	166,321
Class C	50,013	—		211,751	—
Class I	34,447	76,907		39,339	2,561,919
Class R6	—	4,139		—	97,093
Delaware Ivy Global Bond Fund			$173,461			$2,039,684
Class A	3,960	15,493		203,533	17,954
Class C	3,227	—		16,751	—
Class I	12,270	3,965		1,344	202,932
Class R6	—	—		—	748
Delaware Ivy Global Growth Fund			$397,391			$7,344,087
Class A	5,730	7,282		200,562	7,061
Class C	3,785	—		7,687	—
Class I	4,716	5,440		3,336	192,677
Class R6	—	—		—	1,300
Delaware Ivy High Income Fund			$2,601,988			$31,873,099
Class A	77,141	285,761		2,173,088	2,568,449
Class C	147,907	—		2,597,510	3,959
Class I	170,091	147,151		346,224	2,264,784
Class R6	—	9,352		2,575	291,646
Class Y	46,828	—		7,127	742
Delaware Ivy International Core Equity Fund			$1,437,039			$9,824,756
Class A	18,962	22,272		262,146	178,308
Class C	30,730	—		212,712	—
Class I	8,002	45,787		52,475	348,394
Class R6	—	5,363		15,123	16,870
Class Y	20,029	—		31,091	—
Delaware Ivy Large Cap Growth Fund			$4,833,422			$45,749,858
Class A	85,424	54,213		1,560,072	154,813
Class C	40,953	—		167,743	—
Class I	49,412	72,905		85,786	1,427,674
Class R6	—	32,990		—	62,489
Class Y	2,705	—		102	—
Delaware Ivy Managed International Opportunities Fund			$19,071			$885,892
Class A	599	1,357		73,451	9,745
Class C	1,419	—		10,866	—
Class I	—	591		806	73,649
Class R6	—	—		—	748
Delaware Ivy Mid Cap Growth Fund			$2,454,988			$42,258,437
Class A	57,671	31,631		1,159,074	294,343
Class C	23,946	—		340,741	—
323

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Year ended March 31, 2024			Year ended March 31, 2023
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Class I	14,693	54,141		111,992	994,731
Class R6	84	1,475		3,624	118,397
Class Y	3,100	—		1,843	—
Delaware Ivy Mid Cap Income Opportunities Fund			$2,113,300			$14,172,200
Class A	117,372	959		178,065	35,619
Class C	1,508	—		57,991	—
Class I	1,670	54,040		424,756	346,583
Class R6	173	1,669		—	402,002
Class Y	—	63,611		151,733	27,372
Delaware Ivy Small Cap Growth Fund			$1,411,096			$19,282,180
Class A	75,469	16,375		1,309,874	155,193
Class C	31,380	—		268,714	—
Class I	4,175	57,434		8,292	844,551
Class R6	—	4,015		—	4,612
Class Y	13,132	—		59,775	—
Delaware Ivy Smid Cap Core Fund			$396,726			$4,687,942
Class A	5,296	4,777		179,334	37,637
Class C	25,761	—		94,833	—
Class I	2,655	19,442		38,510	193,627
Class R6	—	127		—	35,849
Class Y	—	—		402	—
Delaware Ivy Systematic Emerging Markets Equity Fund			$2,743,960			$6,353,727
Class A	6,708	22,786		216,275	51,246
Class C	19,057	—		49,960	—
Class I	127,162	11,131		68,143	224,215
Class R	840	—		—	—
Class R6	—	115,665		—	43,046
Delaware Ivy Value Fund			$343,480			$8,647,748
Class A	10,134	6,386		315,332	30,511
Class C	6,408	—		27,532	—
Class I	436	10,051		7,270	313,977
Class R6	—	—		—	2,108

7. Basis of consolidation for Delaware Ivy Systematic Emerging Markets Equity Fund

Delaware Ivy EME, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy Systematic Emerging Markets Equity Fund (referred to as the Fund in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Fund and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Fund.

324

See the table below for details regarding the structure, incorporation, and relationship as of March 31, 2024 of the Subsidiary and the company to the Fund.

	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary/ company net assets	Percentage of Fund net assets
Ivy EME, Ltd.	1-31-13	4-10-13	$761,027,804	$315,579	0.04%

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Each Fund had no amounts outstanding as of March 31, 2024, or at any time during the year then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2024.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — Each Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Funds’ exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are

325

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

disclosed on the “Schedules of investments.” At March 31, 2024, Delaware Ivy Global Bond Fund posted $1,606,819 and received $190,000 cash as collateral for open forward foreign currency exchange contracts, which is included in “Cash collateral due from brokers” and “Cash collateral due to brokers”, respectively on the “Statements of assets and liabilities.”

During the year ended March 31, 2024, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, and Delaware Ivy High Income Fund used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

During the year ended March 31, 2024, Delaware Ivy High Income Fund experienced net realized and unrealized gains or losses attributable to forward foreign currency exchange contracts, which are disclosed on the “Statements of operations” and/or “Statements of assets and liabilities.”

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures contracts in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2024, Delaware Ivy Core Bond Fund and Delaware Ivy Global Bond Fund posted $1,169,993 and $5,465,406, respectively, cash collateral as margin for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Delaware Ivy Core Bond Fund and Delaware Ivy Global Bond Fund invested in futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Open option contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Delaware Ivy Core Bond Fund and Delaware Ivy Global Bond Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

326

Swap Contracts — Each Fund may enter into CDS and IRS contracts in the normal course of pursuing its investment objective. Each Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2024, Delaware Ivy Global Bond Fund entered into CDS contracts as a purchaser of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2024, Delaware Ivy Core Bond Fund and Delaware Ivy Global Bond used CDS contracts to hedge against credit events.

Interest Rate Swaps. An IRS contract is an exchange of interest rates between counterparties. In one instance, an IRS involves payments received by Delaware Ivy Global Bond Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An IRS can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. IRS may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the IRS contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2024, Delaware Ivy Global Bond Fund used IRS contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

At March 31, 2024, Delaware Ivy Core Bond and Delaware Ivy Global Bond Fund posted $174,573 and $937,628 cash collateral for certain centrally cleared derivatives, respectively, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

327

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

Fair values of derivative instruments as of March 31, 2024 were as follows:

Delaware Ivy Core Bond Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$170,396
	Delaware Ivy Core Bond Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$(57,105)	$—	$(57,105)
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	(83,501)	(83,501)
Total	$(57,105)	$(83,501)	$(140,606)

	Delaware Ivy Global Bond Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$149,003	$—	$149,003
Variation margin due from broker on futures contracts*	—	563,749	563,749
Variation margin due to brokers on centrally cleared interest rate swap contracts*	—	230,193	230,193
Options purchased, at value**	17,869	—	17,869
Total	$166,872	$793,942	$960,814

	Delaware Ivy Global Bond Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(901,947)	$—	$—	$(901,947)
Variation margin due from broker on futures contracts*	—	(1,535,525)	—	(1,535,525)
Variation margin due to brokers on centrally cleared interest rate swap contracts*	—	(3,688)	—	(3,688)
Unrealized depreciation on over-the-counter credit default swap contracts	—	—	(155,381)	(155,381)
Options written, at value	(7,374)	—	—	(7,374)
Total	$(909,321)	$(1,539,213)	$(155,381)	$(2,603,915)
*	Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared IRS contracts from the date the contracts were opened through March 31, 2024. Only current day variation margin is reported on each Fund’s “Statements of assets and liabilities.”
**	Included with “Investments, at value.”
328

The effect of derivative instruments on the “Statements of operations” for the year ended March 31, 2024 was as follows:

Delaware Ivy Core Bond Fund	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$(105,962)	$(1,429,644)	$—	$—	$(1,535,606)
Interest rate contracts	—	—	13,853	—	13,853
Credit contracts	—	—	—	84,041	84,041
Total	$(105,962)	$(1,429,644)	$13,853	$84,041	$(1,437,712)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(1,369,970)	$—	$(1,369,970)
Credit contracts	—	(198,437)	(198,437)
Total	$(1,369,970)	$(198,437)	$(1,568,407)
Delaware Ivy Global Bond Fund	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$4,900,016	$—	$(270,981)	$33,497	$313,076	$4,975,608
Interest rate contracts	—	(1,858,144)	(17,927)	447,250	353,839	(1,074,982)
Equity contracts	—	1,391,133	—	—	—	1,391,133
Credit contracts	—	—	(600,180)	916,996	(364,579)	(47,763)
Total	$4,900,016	$(467,011)	$(889,088)	$1,397,743	$302,336	$5,243,996
329

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(1,340,306)	$—	$258,523	$(153,509)	$—	$(1,235,292)
Interest rate contracts	—	(1,836,129)	—	—	109,502	(1,726,627)
Credit contracts	—	—	—	—	(3,542)	(3,542)
Total	$(1,340,306)	$(1,836,129)	$258,523	$(153,509)	$105,960	$(2,965,461)

The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2024:

	Long Derivative Volume
	Delaware Ivy Core Bond Fund		Delaware Ivy Global Bond Fund
Forward foreign currency exchange contracts (average notional value)		$—		$10,912,057
Futures contracts (average notional value)		76,982,689		378,652,320
Options contracts (average notional value)*		—		358,473
CDS contracts (average notional value)**		1,522,526		30,110,908
Interest rate swap contracts (average notional value)	AUD	—	AUD	24,478,313
Interest rate swap contracts (average notional value)	EUR	—	EUR	4,241,727
Interest rate swap contracts (average notional value)	GBP	—	GBP	1,115,116
Interest rate swap contracts (average notional value)	JPY	—	JPY	8,707,630,522
Interest rate swap contracts (average notional value)	USD	—	USD	1,228,779
	Short Derivative Volume
	Delaware Ivy Core Bond Fund	Delaware Ivy Global Bond Fund	Delaware Ivy High Income Fund
Forward foreign currency exchange contracts (average notional value)	$1,849,653	$135,276,545	$2,242,029
Futures contracts (average notional value)	9,399,594	238,521,298	—
Options contracts (average notional value)*	383	175,928	—
*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

11. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

330

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2024, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy Global Bond Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Citigroup	$96,600	$(223,340)	$(126,740)
JPMorgan Chase Bank	340,592	(587,116)	(246,524)
TD Bank	544	(617,973)	(617,429)
Morgan Stanley	—	(42,396)	(42,396)
Total	$437,736	$(1,470,825)	$(1,033,089)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
CITI Bank	$(126,740)	$—	$—	$—	$126,740	$—
JPMorgan Chase Bank	(246,524)	—	—	—	—	(246,524)
TD Bank	(617,429)	—	—	—	617,429	—
Morgan Stanley	(42,396)	—	—	—	42,396	—
Total	$(1,033,089)	$—	$—	$—	$786,565	$(246,524)

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

12. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

331

Notes to financial statements

Ivy Funds

12. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At March 31, 2024, each Fund had no securities out on loan.

13. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A Fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Fund invests will cause the NAV of each Fund to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investor Services, Inc, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

332

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Fund’s investments in CMOs, real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Fund may involve revolving credit facilities or other standby financing commitments that obligate each Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when each Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

333

Notes to financial statements

Ivy Funds

13. Credit and Market Risks (continued)

As each Fund may be required to rely upon another lending institution to collect and pass on to each Fund amounts payable with respect to the loan and to enforce each Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Fund. There were no unfunded loan commitments at the year ended March 31, 2024.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2024. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Consolidated schedules of investments” and “Schedules of investments.”

14. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

334

15. Reorganizations

On January 16, 2024, the Board approved the reorganization of each Fund below into and with a substantially similar fund and class of another Delaware Fund (each a “Reorganization”). Each Reorganization is subject to the approval of Acquired Fund shareholders.

Acquired Fund	Acquiring Fund
Delaware Global Equity Fund II, a series of the Trust*	Delaware Ivy Global Growth Fund, a series of the Trust
Delaware International Equity Fund II, a series of the Trust**	Delaware Ivy International Core Equity Fund, a series of the Trust
Delaware Ivy Core Bond Fund, a series of the Trust***	Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds
Delaware Ivy Value Fund, a series of the Trust*	Delaware Value Fund, a series of Delaware Group Equity Funds II

* If shareholder approval is obtained, then each Reorganization is anticipated to occur in the third quarter of 2024.

** On March 25, 2024, Delaware International Equity Fund II shareholders approved the Reorganization of Delaware International Equity Fund II into Delaware Ivy International Core Equity Fund. The Reorganization occured on May 3, 2024.

*** On April 30, 2024, Delaware Ivy Core Bond Fund shareholders approved the Reorganization of Delaware Ivy Core Bond Fund into Delaware Diversified Income Fund. The Reorganization is anticipated to occur on or about July 26, 2024.

16. Subsequent Events

On January 16, 2024, the Board unanimously voted to approve a proposal to liquidate and dissolve Delaware Ivy Managed International Opportunities Fund. The Fund liquidation and dissolution occurred on April 19, 2024.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2024, that would require recognition or disclosure in the Funds’ financial statements.

335

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Value Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Global Equity Fund II, Delaware International Equity Fund II, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund and Delaware Ivy Managed International Opportunities Fund
Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (sixteen of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Delaware Ivy Core Equity Fund(1)	Delaware Ivy Global Bond Fund(1)
Delaware Ivy Large Cap Growth Fund(1)	Delaware Ivy High Income Fund(1)
Delaware Ivy Mid Cap Growth Fund(1)	Delaware Global Equity Fund II(1)
Delaware Ivy Mid Cap Income Opportunities Fund(1)	Delaware International Equity Fund II(1)
Delaware Ivy Small Cap Growth Fund(1)	Delaware Ivy Global Growth Fund(1)
Delaware Ivy Smid Cap Core Fund(1)	Delaware Ivy International Core Equity Fund(1)
Delaware Ivy Value Fund(1)	Delaware Ivy Systematic Emerging Markets Equity Fund(2)
Delaware Ivy Core Bond Fund(1)	Delaware Ivy Managed International Opportunities Fund(1)

(1) Statement of assets and liabilities, including the schedule of investments, as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the four years in the period ended March 31, 2024.

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024 and the consolidated financial highlights for each of the four years in the period ended March 31, 2024.

The financial statements of the Funds as of and for the year ended March 31, 2020 and the financial highlights for the year ended March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

336

Report of independent
registered public accounting firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 28, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

337

Other Fund information (Unaudited)

Ivy Funds

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2024, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)	(D) Qualifying Dividends[1]
Delaware Global Equity Fund II	—	100.00%	—	100.00%	32.12%
Delaware International Equity Fund II	—	100.00%	—	100.00%	1.18%
Delaware Ivy Core Bond Fund	—	100.00%	—	100.00%	—
Delaware Ivy Core Equity Fund	93.14%	6.86%	—	100.00%	100.00%
Delaware Ivy Global Bond Fund	—	100.00%	—	100.00%	—
Delaware Ivy Global Growth Fund	88.98%	11.02%	—	100.00%	84.37%
Delaware Ivy High Income Fund	—	100.00%	—	100.00%	—
Delaware Ivy International Core Equity Fund	—	100.00%	—	100.00%	0.75%
Delaware Ivy Large Cap Growth Fund	100.00%	—	—	100.00%	—
Delaware Ivy Managed International Opportunities Fund	—	100.00%	—	100.00%	—
Delaware Ivy Mid Cap Growth Fund	100.00%	—	—	100.00%	—
Delaware Ivy Mid Cap Income Opportunities Fund	62.53%	37.47%	—	100.00%	100.00%
Delaware Ivy Small Cap Growth Fund	100.00%	—	—	100.00%	—
Delaware Ivy Smid Cap Core Fund	—	91.18%	8.82%	100.00%	100.00%
Delaware Ivy Systematic Emerging Markets Equity Fund	—	100.00%	—	100.00%	0.09%
Delaware Ivy Value Fund	93.87%	6.13%	—	100.00%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

(D) is based on each Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

Percentage
Delaware Global Equity Fund II	100.00%
Delaware International Equity Fund II	100.00%
Delaware Ivy Core Bond Fund	0.95%
Delaware Ivy Core Equity Fund	100.00%
Delaware Ivy Global Bond Fund	—
Delaware Ivy Global Growth Fund	100.00%
Delaware Ivy High Income Fund	—
Delaware Ivy International Core Equity Fund	88.93%
Delaware Ivy Large Cap Growth Fund	—
338

Percentage
Delaware Ivy Managed International Opportunities Fund	47.13%
Delaware Ivy Mid Cap Growth Fund	—
Delaware Ivy Mid Cap Income Opportunities Fund	100.00%
Delaware Ivy Small Cap Growth Fund	—
Delaware Ivy Smid Cap Core Fund	100.00%
Delaware Ivy Systematic Emerging Markets Equity Fund	50.65%
Delaware Ivy Value Fund	100.00%

For the fiscal year ended March 31, 2024, certain distributions paid by the Funds, determined to be Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2024, the Funds have reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Qualified Short-Term Capital Gains
Delaware Ivy Core Equity Fund	$38,782,134
Delaware Ivy Global Growth Fund	4,083,431
Delaware Ivy Large Cap Growth Fund	2,584,546
Delaware Ivy Small Cap Growth Fund	4,263,093

Certain Funds intend to pass through foreign tax credits. The gross foreign source income earned during the fiscal year March 31, 2024 is as follows:

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware International Equity Fund II	$180,552	$3,196,206
Delaware Ivy Managed International Opportunities Fund	186,344	1,887,967
Delaware Ivy Systematic Emerging Markets Equity Fund	5,486,511	33,935,794

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Percentage
Delaware Ivy Core Bond Fund	90.90%
Delaware Ivy Global Bond Fund	97.66%
Delaware Ivy High Income Fund	99.10%

Proxy Results

On March 25, 2024, Delaware International Equity Fund II shareholders approved the reorganization of Delaware International Equity Fund II into Delaware Ivy International Core Equity Fund. The reorganization occurred on May 3, 2024. The results of the voting at the special shareholder meeting were as follows:

For	Against	Abstain
3,214,747	22,277	50,442

On April 30, 2024, Delaware Ivy Core Bond Fund shareholders approved the reorganization of Delaware Ivy Core Bond Fund into Delaware Diversified Income Fund. The reorganization is anticipated to occur on or about July 26, 2024. The results of the voting at the special shareholder meeting were as follows:

For	Against	Abstain
17,131,442	243,981	2,282,957
339

Other Fund information (Unaudited)

Ivy Funds

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in each Fund’s most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

340

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	89	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	89	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	89	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	89	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	89	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)
341

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	89	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	89	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	89	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)
342

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	89	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	89	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	89	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	89	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	89	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	89	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.

343

Board of trustees and officers addendum

Delaware Funds by Macquarie®

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

344

Annual report

Alternative / specialty funds

Delaware Climate Solutions Fund

Delaware Global Real Estate Fund

Delaware Ivy Natural Resources Fund

Delaware Ivy Science and Technology Fund

Delaware Real Estate Securities Fund

Multi-asset funds

Delaware Ivy Asset Strategy Fund

Delaware Ivy Balanced Fund

March 31, 2024

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM’s public markets businesses trace their roots to 1929 and partner with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

The Funds are advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Real Estate Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the applicable fund's current prospectus or summary prospectus. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2024, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
All third-party marks cited are the property of their respective owners.
© 2024 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Climate Solutions Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Climate Solutions Fund (Class I shares)	1-year return	-3.69%
Delaware Climate Solutions Fund (Class A shares)	1-year return	-3.92%
MSCI ACWI Investable Market Index (net) (benchmark)	1-year return	+22.45%
MSCI ACWI Investable Market Index (gross) (benchmark)	1-year return	+23.04%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Climate Solutions Fund, please see the table on page 16.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 19 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth while also seeking to invest in companies committed to reducing greenhouse gas (GHG) emissions within their operations and/or through the products or services they offer.

Market review

During the fiscal year ended March 31, 2024, strong economic data fueled a 22.45% gain in worldwide equity markets as measured by the MSCI ACWI (All Country World) Investable Market Index (IMI) (net). Inflation remained elevated throughout the period despite aggressive monetary tightening campaigns from global central banks in 2022 and maintained through 2023 and into 2024. Investors expecting rate cuts were disappointed, leading to a sharp reversal in rate-sensitive equities, notably those related to renewable energy and precious metals. As the fiscal year ended, the US Federal Reserve indicated rate cuts in 2024 were likely, igniting a strong rally in rate-sensitive equities and commodities.

The commercialization of artificial intelligence (AI) was another key driver of performance during the period. Shares of the “Magnificent Seven” – Amazon.com Inc., Alphabet Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., NVIDIA Corp., and Tesla Inc. – accounting for 29% of the S&P 500® Index, rose significantly during the period as investors poured money into companies that seemed poised to benefit the most from opportunities tied to AI.

Clean energy-related stocks significantly underperformed during the fiscal year as the S&P Global Clean Energy Select Index declined 30.40% for the one-year period ended April 2, 2024. Commodities were mixed during the year. Oil performed well, rising 16.25% as OPEC remained disciplined and Saudia Arabia pushed out long-term growth plans. Natural gas prices fell 20.44% as supply surged into mild winter weather. Fertilizer pricing also fell on lower natural gas input costs. Urea fell 18.44% for the year. Battery metals came under significant pressure as investors questioned the pace of adoption for key energy-transition facilitators such as electric vehicles. Among battery metals, lithium and nickel were notable underperformers, falling 22.91% and 28.01% on significant supply overhangs despite curtailments.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Climate Solutions Fund underperformed its benchmark, the MSCI ACWI IMI. The Fund’s Class I shares declined 3.69%. The Fund’s Class A shares declined 3.92% at net asset value (NAV) and fell 9.42% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 22.45% (net). For complete, annualized performance of Delaware Climate Solutions Fund, please see the table on page 16.

The Fund, given its strategy, lacked exposure to the Magnificent Seven and similar technology stocks. Combined with the underperformance of clean energy stocks overall, the Fund significantly underperformed the broad-market index during the period.

While we differentiate portfolio investments as either reducers or facilitators according to their role in mitigating greenhouse gas (GHG) emissions, as described further in the Fund's prospectus, these investments can also be classified as either cyclical or defensive depending upon how they typically behave under varying economic conditions. The Fund’s portfolio contains a blend of both cyclical and defensive stocks. Given our investment strategy of building a portfolio of both reducers and facilitators to be held for the long term, we do not typically make material changes in our approach to the market environment.

The energy sector was the leading contributor to performance during the fiscal period. The Fund’s overexposure to energy, a strong-performing sector in the benchmark, was beneficial. The Fund’s focus on companies that target significant reductions in GHG

Portfolio management reviews

Delaware Climate Solutions Fund

emissions as well as the companies that provide the products and services to aid in these reductions typically results in overexposure to this sector.

The information technology (IT) sector was the leading detractor, due to the Fund’s significant underweight concurrent with the AI-fueled runup in technology stocks, most notably the Magnificent Seven. The Fund is typically underweight this sector compared to the benchmark, given its strategy of targeting the reducers and facilitators that have a role solving the GHG emissions problem. Those companies are usually found within the energy, industrials, materials, and utilities sectors.

Schneider Electric SE was the largest individual contributor to performance during the Fund’s fiscal year. Schneider engages in the digital transformation of energy management and automation and benefited from the AI-based rally. During its Capital Markets Day in the fourth quarter of 2023, Schneider announced a multi-year agreement with Compass Datacenters, extending the companies’ existing relationship. Schneider and Compass have integrated their respective supply chains to manufacture and deliver prefabricated modular datacenter solutions. The generation and consumption of data is skyrocketing, in large part due to the burgeoning AI market, and requires a new breed of datacenters with standardized designs that can be constructed efficiently and quickly at low cost. Just since the agreement, Schneider has manufactured and delivered about 150 modular datacenters to Compass from its operation in West Chester, Ohio. As demand for more datacenters increases, a new 110,000 square-foot operation in Red Oak, Texas, which the companies jointly announced in the summer, could support projected growth.

The Fund’s largest detractor during the fiscal year was Li-Cycle Holdings Corp., a lithium-ion battery recycling and resource recovery company. Li-Cycle’s main battery recycling hub in Rochester, New York, was scheduled to begin operations in the fourth quarter of 2023 after considerable capital investment. Unfortunately, after significant cost overruns and a failure to gain additional funding, the company was forced to indefinitely suspend construction activity. As the facility was essential to Li-Cycle achieving profitability, this was a significant negative development. We exited the position during the fourth quarter of 2023.

Climate Solutions engagement

In 2023, the Fund's investment team met with the management of all portfolio holdings at least once, and in some cases multiple times.

These engagements are often strategic in nature and provide additional insights into management quality, business drivers, financial strategy, financial and non-financial performance and risks, and capital structure.

One objective of these meetings is to further our understanding of the companies’ material environmental, social, and governance (ESG) issues. During these engagements, the Climate Solutions team will often encourage companies to provide additional carbon-related disclosures and the adoption of science-based targets to align their carbon reduction goals with industry standards. For Fund portfolio holding companies that the Fund's investment team considers to be "facilitators," engagements are often conducted to assess a company’s available and proposed solutions to address climate change, determine the capital investment necessary to provide these solutions, and gauge potential customer demand.

Through active engagement with company management, we communicate to companies that GHG emissions reduction and related products and services are a significant factor in attracting and retaining the Fund as an investor. The underlying aim of the engagement dialogue is always to preserve and enhance the value of assets on behalf of the Fund's shareholders.

Measuring our portfolio companies’ impact

The reducers in our portfolio are collectively estimated to not only meet but exceed the requirements of The Glasgow Pact of 2021, which set a goal of a 45% GHG reduction by the year 2030 from a 2010 base and net-zero emissions by the year 2050.

From December 31, 2019, to December 31, 2022, portfolio reducers collectively reduced their own emissions by approximately 11%, while global emissions stayed relatively flat.

In 2022, we estimate that the facilitators within the Fund's portfolio helped avoid 202 million tons of GHG emissions through the use of their products and services, an approximately 9% increase compared with 2021. As the investment in the energy transition accelerates, this contribution has the potential to continue to grow.

Our estimates are based on company disclosures of emissions savings as well as our own calculations that use company-disclosed product usage data and the Environmental Protection Agency’s GHG Equivalencies Calculator to provide a GHG equivalent.

Portfolio management reviews

Delaware Global Real Estate Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Global Real Estate Fund (Class I shares)	1-year return	+7.21%
Delaware Global Real Estate Fund (Class A shares)	1-year return	+6.91%
FTSE EPRA Nareit Developed Index (benchmark)	1-year return	+8.57%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Fund, please see the table on page 21.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through long-term capital appreciation and current income.

Significant Fund event

On January 16, 2024, the Board unanimously voted to approve a proposal to liquidate and dissolve Delaware Global Real Estate Fund. The Fund liquidation and dissolution occurred on April 19, 2024.

Market review

In the wake of the fastest rate hiking cycle over the past 40 years, capital-intensive assets such as listed real estate have understandably had a difficult run. 2023 saw a slowdown in inflation, with US policymakers announcing no further interest rate rises for the first time since March 2021. US real estate investment trust (REIT) markets rallied 6.3% from that announcement to the end of December. Despite this, listed real estate still screens as inexpensive relative to both history and the S&P 500® Index.

Looking forward, as inflation and interest rates continue to normalize, we believe that real estate fundamentals could become an important driver of risk/return and that enduring structural factors will continue to dominate over the long term.

In property, there were several significant events over the fiscal year, possibly the most defining of which was the market’s realization of the scale of opportunity available in the data center segment. NVIDIA Corp.’s strong earnings results and the current craze around ChatGPT has taken the world by storm and shown us just how powerful artificial intelligence (AI) could become. Data centers are a mission-critical piece of real estate supporting all forms of data use, including generative AI. AI models require large-scale datasets housed in data centers and substantial computing power for training. In fact, AI applications have higher power requirements than applications of previous generations and require graphics processing units (GPUs) rather than less-intensive central processing units (CPUs). This translates to at least two times more power usage, not only because of AI, but also big data analytics, graphics rendering, and cloud gaming. Given this increased power requirement, and that data centers are leased on a per-kilowatt hourly basis, we believe the opportunity for the sector is bright over the long run. Recent short reports from Hindenburg Research have weighed on the sector, most recently with the report alleging that Equinix has understated maintenance capital expenditures, oversold power at the facility level, and that hyperscalers (large cloud service providers) are competing and potentially cannibalizing Equinix’s core business. We believe this narrative is not new information and inaccurately represents Equinix’s growth potential and quality of cash flow.

The work-from-home revolution in 2023 hit office landlords hardest. Landlords then resorted to “handing back the keys,” meaning the landlord either stops paying the mortgage on the office building or declines to refinance it, forcing the bank or investor who made the loan to repossess the building. Brookfield Corp. and Blackstone Inc. were among those that defaulted on mortgages and have started or completed the process of handing back the keys. About 23% of office space in the US was vacant or available for sublet at the end of November compared with 16% before the pandemic.

The impact of aging populations globally continues to be felt in healthcare-related real estate. With the number of adults aged 85 and over in the US predicted to quadruple between 2000 and 2040, we believe there will be an increased need for senior living facilities, assisted living communities, nursing homes, and life science spaces. Today, there is a significant mismatch between the supply and demand of senior housing facilities, with construction starts down 80% from peak levels yet demand still robust with net absorption (the net difference in space that has become occupied compared with space that has gone vacant) currently at +129% compared with the pre-pandemic average.

In Australia, Goodman Group was added to the FTSE EPRA Developed Index on March 15 and saw a large amount of volume and buyer demand in the lead up to and after its inclusion in the index.

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Delaware Global Real Estate Fund

In storage, Extra Space Storage Inc. announced in July that it completed its merger with Life Storage Inc., thus making the combined company the largest storage operator in the country, with more than 3,500 locations, approximately 270 million square feet of rentable storage space, and more than two million customers.

In the lodging sector, KSL Capital Partners announced in August that it would acquire Hersha Hospitality Trust (HT) in an all-cash transaction valued at $1.4 billion, or roughly $365,000 per key.

The Canadian government made a renewed commitment to increase the flow of immigrants into Canada over the next three years. This should directly affect an already very tight housing market. We believe the combination of lower overall supply growth, clear shelter demands, and a reduction in regulation risk will equate to stronger profit margins, higher occupancy, and sustainable earnings growth in the mid- to high-single-digit range for Canadian multifamily for the foreseeable future.

Sources: Bloomberg, Avison Young, Welltower 2023.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Global Real Estate Fund underperformed its benchmark, the FTSE EPRA Nareit Developed Index. The Fund’s Class I shares rose 7.21%. The Fund’s Class A shares rose 6.91% at net asset value (NAV) and gained 0.72% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 8.57%. For complete annualized performance of Delaware Global Real Estate Fund, please see the table on page 21.

At the sector level, a key contributor to the Fund’s performance was an overweight to healthcare and data centers. Welltower Inc. invests in and facilitates healthcare real estate infrastructure, particularly senior housing facilities. Welltower contributed to the Fund’s performance, posting year-over-year, same-store net operating income growth of 14.1%. Its high-quality assets continue to be sought in a market where supply is constrained and demand is viewed to be structurally supported by aging demographics. Digital Realty Trust Inc., which operates and invests in carrier-neutral data centers, performed well as the market came to grips with the significant incremental demand driven by the continued development of AI. Digital Realty Trust announced record interconnection signings and its highest average leasing rate since 2016.

Key detractors at the sector level included underweights to retail and self-storage. Extra Space Storage was among the largest detractors. The company experienced a volatile year, showing weakness in the first half of the year due to slowing fundamentals after a strong operating period during the COVID-19 pandemic. However, Extra Space Storage ended the year strong, rebounding from expectations of a softening rate environment in 2024. In retail, the largest detractor was an underweight to Simon Property Group Inc., which performed well in the second half of the year as a softening macroeconomic environment and relatively stable fundamentals helped it outperform the benchmark over the period.

As a team, we continue to seek real estate that can deliver sustained rental income (and therefore earnings growth). Since the beginning of 2022, interest rates have risen at the fastest pace on record, which has affected all risk assets that have liquidity. Listed real estate is no different and has been repriced to reflect our current higher-cost-of-capital environment. It now trades at a meaningful discount to its private real estate peers and general equities. At the end of the Fund’s fiscal year, we think that we are closer to the end of the rate-hiking cycle and believe that real estate fundamentals should become increasingly important in the macroeconomic-driven environment of recent times.

Investing in real estate that has a sustained profile of growth remains key, in our opinion. With that in mind, we are focused on real estate sectors that have continued to evolve structurally with the economy and we have stayed away from those that are more cyclical and economically sensitive. At the sector level, we are attracted to real estate aligned to the digitalization of the economy and a generational shift in consumer behavior, including data center, cold storage, and last-mile demand, where we view fundamentals as best in class and where there is outsized demand for the best-located assets.

In addition, necessity real estate, such as healthcare and aged care, align to current demographic changes that we believe should continue to deliver solid growth even as the economy slows. This also holds true for affordable housing, in what continues to be an expensive mortgage and rental market.

No different from prior periods, as inflation and interest rates stay elevated, we remain focused on long-term sustainable growth that has the potential to prosper in such an environment, especially with continued near-term concerns about economic growth.

Portfolio management reviews

Delaware Ivy Asset Strategy Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Asset Strategy Fund (Class I shares)	1-year return	+20.49%
Delaware Ivy Asset Strategy Fund (Class A shares)	1-year return	+20.14%
MSCI ACWI (All Country World Index) (net) (benchmark)	1-year return	+23.22%
MSCI ACWI (All Country World Index) (gross) (benchmark)	1-year return	+23.81%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Asset Strategy Fund, please see the table on page 24.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 27 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return.

Market review

The Fund’s fiscal year ended March 31, 2024 marked a solid recovery for global markets. The US was particularly strong, with the proliferation of artificial intelligence (AI) and fading concerns of a US recession. International markets fell significantly behind high-flying US equities, but they still produced reasonable double-digit gains. International equities didn’t benefit from the immediate launch of AI as the US did. The market recovered in earnest beginning in the fall of 2023, driven by softer central bank rhetoric. Toward the end of the Fund’s fiscal year, incrementally positive macroeconomic data and investor sentiment drove international markets. Investor excitement surrounding AI ultimately bled into the international rally as it broadened into other parts of the tech sector with a more global presence.

With that, information technology (IT) was the strongest-performing sector, and countries with leading tech companies performed well. This benefited the US, Taiwan, and Netherlands. Japan, still experiencing positive structural change, and Denmark, driven by glucagon-like peptide-1 (GLP-1) maker Novo Nordisk A/S, also performed well. India was a bright spot within global markets as it had one of the strongest economies in the world. China, and associated Hong Kong-based holdings, performed the weakest as macroeconomic issues lingered.

Fixed income markets were positive but with varying levels of return. The Bloomberg US Aggregate Index was up 1.7%, hindered by rising rates during portions of the year. Duration was a drag on performance, although investment grade credit did well, and high yield generated 11% returns.

At a macro level, the US economy remained strong, although certain areas experienced a downturn. US consumers and governments carried growth forward, driven by services on the consumer side and considerable spending by local governments. While contracting by many economic measures throughout the year, Europe began to slightly improve toward the end of the Fund’s reporting period. The services sector remained the area of growth. In Japan, the economic picture was mixed. The corporate landscape was quite sound, however, and inflation, while increasing, remained in check. Japan’s central bank abandoned its negative rate policy after many years, but it kept a ceiling on rates. China continued to struggle in its post-COVID-19-pandemic recovery. The Chinese government was cautious about stimulating the economy as it had in prior periods of weakness, and the property market, a critical economic driver, was under immense pressure. Toward the end of the fiscal year, the country improved slightly in some sectors, mainly as a result of higher export activity.

Global interest rates were volatile during the year. They rose sharply in the first six months before rolling over as US central bank rhetoric became more dovish. Late in the fiscal year, however, rates rose again as inflation remained elevated. The price of oil was volatile but ended nearly flat for the fiscal year.

Sources: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Asset Strategy Fund provided strong double-digit returns but modestly underperformed its benchmark, the MSCI All Country World Index (ACWI). The Fund’s Class I shares gained 20.49%. The Fund’s Class A shares gained 20.14% at net asset value (NAV) and advanced 13.25% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 23.22% (net). For complete, annualized performance of Delaware Ivy Asset Strategy Fund, please see the table on page 24.

The Fund’s performance reflected the mix of returns in the underlying asset classes during the period and their allocation weightings.

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Delaware Ivy Asset Strategy Fund

Although all asset classes had positive returns in the period, equities broadly outperformed fixed income. Within equities, domestic (US) outperformed international stocks, large-cap outperformed small-cap, and growth outperformed value. Within fixed income, high yield was the strongest, followed by investment grade fixed income. The Fund benefited from positive selection effects across asset classes, including equities and fixed income, while also benefiting from contributions to returns from the Fund’s position in gold bullion. During the fiscal year, the Fund undertook modest changes in the weightings of underlying assets to manage exposures commensurate with the Fund’s investment objectives.

Within equities, strong stock selection drove positive relative performance, particularly in the energy, utilities, IT, and industrials sectors. Stock selection in communication services and consumer staples detracted the most from performance. From a country perspective, the US, India, and Japan were leading contributors while China, Denmark, and UK holdings performed relatively poorly.

On an individual stock basis, Eli Lilly and Co., NTPC Ltd., and KLA Corp. performed the strongest relative to the benchmark. US pharmaceutical company Eli Lilly is responsible for many products, including those used for diabetes. Its development of GLP-1s has been a major growth driver and has drawn significant investor attention. The stock rallied, primarily, on this new class of drug. India-based utility NTPC rode several tailwinds throughout the year. Although it is a global leader in clean energy, it has also maintained strong production of coal-based energy as both are necessary in the highly populated and highly polluted country of India. Impressive economic growth and wealth creation in India also has created greater demand for energy. The stock of semiconductor capital equipment manufacturer KLA was significantly undervalued, particularly as this part of the industry has very few competitors. The stock rallied as the market appreciated that KLA would benefit from the cyclical recovery in semiconductors, which also ties to the growth and infrastructure needs of AI.

China Mengniu Dairy Ltd., Genmab A/S, and Aptiv PLC detracted the most individually from performance. China Mengniu, one of the largest dairy manufacturers in China, experienced weakness in its stock performance as a large part of the Chinese population has struggled within a difficult macroeconomic environment. Despite the difficult backdrop, the company modestly grew sales and maintained a dominant position in staple products. Concerns about Danish biopharmaceutical company Genmab, including delays in a trial due to recruitment risks as well as higher spending needs for several phase 3 starts, weakened the stock. In our opinion, the stock is significantly undervalued, and we remain optimistic about the company’s robust pipeline and ability to generate significant growth and cash flow through current commercialized products. Aptiv, a vehicle component manufacturer, executed well in a difficult environment, generating positive 2023 sales and earnings growth in a tough auto environment. Unfortunately, even with the company’s robust internal combustion engine part sales, investors tied this stock’s success to the growth of electric vehicles (EVs), which has disappointed. We lost confidence that the market would reward this stock without EV growth and we sold the Fund's position.

The portfolio had several changes, including exiting the Fund’s position in Aptiv, mentioned above, and initiating a position in Kion Group AG, a German industrial truck and supply chain solutions business. Industrial trucks primarily include machinery such as forklifts and other warehouse solutions. The business is tied to the global supply chain, which had been suffering from a cyclical slowdown as inventories were elevated across the global economy. Due to this weakness, the stock was depressed on a historical basis. As the supply chain market improves and the company works through some unprofitable fixed contracts, we expect the skies to clear and we believe Kion Group will be well positioned.

The Fund’s use of futures contracts, options contracts, and foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Portfolio management reviews

Delaware Ivy Balanced Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Balanced Fund (Class I shares)	1-year return	+19.63%
Delaware Ivy Balanced Fund (Class A shares)	1-year return	+19.36%
S&P 500® Index (benchmark)	1-year return	+29.88%
Bloomberg US Aggregate Index (benchmark)	1-year return	+1.70%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Balanced Fund, please see the table on page 28.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 30 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of capital appreciation and current income.

Market review

Stock markets in developed countries trended slightly positive at the beginning of the Fund’s fiscal year in the second quarter of 2023, although North American equities were under water at times. Europe and the Pacific region were the strongest performers, whereas emerging markets, led by China, slipped into negative territory. Equity markets saw some strong performance in June, particularly in Japan and the US, although overall equity performance was somewhat bumpy. After Congress agreed to raise the US debt ceiling and the Fiscal Responsibility Act of 2023 was signed into law in early June, equities rallied significantly. However, this positive phase was short lived. A large downturn followed the central bank meetings of the US Federal Reserve and the European Central Bank (ECB). Equity markets rallied again in late June, after the release of several surprisingly good US economic data points.

The third quarter of 2023 challenged markets as most major asset classes declined largely because central banks around the world continued tightening their monetary policy. In the US, the Fed continued raising rates, and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. However, China continued to be the contrarian among major economies, easing both fiscal and monetary policy.

Higher rates make servicing debt more difficult, especially for governments running large budget deficits. None of this was lost on Fitch Ratings, the credit rating agency. It downgraded the US credit rating in August from AAA to AA+, focusing attention on the US government, which carries a national debt of more than $33 trillion. Capital markets reacted by selling off bonds as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to decade-high levels.

While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine. This followed news that Saudi Arabia and Russia decided to extend production cuts until the end of 2023, reducing overall market supply.

The fourth quarter of 2023 started very weak for global capital markets. Geopolitical risks and strong US economic data in conjunction with renewed inflationary pressure were the main drivers of the negative sentiment. With the Hamas attacks in Israel and uncertainty about the consequences, the geopolitical risks increased significantly, which led to oil price volatility. Ultimately, however, oil prices fell significantly over the month. Gold, on the other hand, was in demand throughout October, and its price rose significantly, again approaching $2,000 per ounce.

A strong November was followed by a similarly robust December in most equity regions and bond classes. This two-month-long, year-end rally even accounted for almost all the market’s gains in 2023. Only commodities were weak in December (and for 2023 as a whole). Falling energy prices dragged the broad asset class down despite the unresolved Middle East conflict, in which other forces, such as the Yemeni Houthi rebels, were increasingly involved. The gold price, on the other hand, continued to rise, growing by double digits over the year.

Yields fell significantly in November and December 2023 on both sides of the Atlantic, and the narrowing of risk premiums for corporate bonds (both investment grade and high yield) and especially for emerging markets (EM) hard currency bonds continued unabated. The rate of inflation continued to fall in the major economies, but while the economic situation remained gloomy in Europe, it was solid

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Delaware Ivy Balanced Fund

in the US. In China, an upward trend emerged in the country’s recently disappointing economy.

Equities had strong returns across all (MSCI) regions including EM in December, although both China’s (as an EM heavyweight) and Japan’s equity markets suffered losses. However, over the Fund’s full fiscal year, Japan and the US led performance, while Chinese equities continued their months-long downward trend. Although the Japanese yen gained against the euro at this time, it was only able to make up for a small part of the annual loss. The US dollar also depreciated against a broad basket of currencies including the euro in 2023, with losses increasing in December.

As expected, the Fed left the key interest rate unchanged at its December meeting, but for the first time explicitly spoke about possible interest rate cuts and reduced the inflation and growth forecasts for 2024. The market then priced interest rate cuts of 1.5 percentage points for 2024. The ECB and the Bank of England also left interest rates unchanged but swept the issue of interest rate cuts aside.

Despite the two-month market surge across various assets to end 2023, 2024 had a subdued start. Optimism about imminent interest rate cuts in the EU and the US waned due to central bank comments. In January, bonds, especially in Europe, faced losses, but equities in developed countries rebounded. The Japanese market rallied, the US market hit occasional all-time highs, and European equities turned positive after the ECB’s January meeting. However, emerging markets, particularly Chinese equities, remained negative despite authorities' efforts.

Global stock markets once again recorded strong price gains in February. Several major indices, such as the S&P 500 Index in the US, the German Deutscher Aktien Index (DAX) (despite the weakening German economy), and – for the first time since 1989 – the Japanese Nikkei reached new all-time highs. NVIDIA Corp. led this surge, marking strong sales and profit growth. Chinese stocks also saw gains, breaking a six-month streak of declines. The earnings season for the fourth quarter of 2023 was notably positive for S&P 500 companies, contributing to an optimistic outlook for the US. In contrast, economic weakness continued in Germany, the UK, and Japan.

By the end of the Fund’s fiscal year in March 2024, all major asset classes had gained, with commodities and equities leading the way. Gold was particularly strong and reached a new all-time high along with Bitcoin. Oil prices also rose significantly again. This time, all major bond classes joined the positive trend. While EM and corporate bonds had the strongest performance, European and US government bonds likewise advanced.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Balanced Fund underperformed its primary benchmark, the S&P 500 Index, and outperformed its other benchmark, the Bloomberg US Aggregate Index. The Fund’s Class I shares gained 19.63%. The Fund’s Class A shares advanced 19.36% at net asset value (NAV) and gained 12.50% at maximum offer price. During the same period, the S&P 500 Index gained 29.88% and the Bloomberg US Aggregate Index gained 1.70%. For complete, annualized performance of Delaware Ivy Balanced Fund, please see the table on page 28. The performance of the Fund reflects the mix of returns in the underlying assets during the fiscal period and their allocation weightings.

The leading contributor to overall performance came from positive security selection in equities as well as allocation effects from the opportunistic sleeve. The Fund’s allocation to fixed income investments contributed significantly less to overall performance than investments in equities, given muted returns in fixed income markets.

Within equities, stock selection drove roughly 60% of the relative outperformance versus the sleeve’s benchmark, while sector allocation drove the remaining 40% of relative performance. Stock selection was strongest within financials, where KKR & Co. Inc., Allstate Corp., and Capital One Financial Corp. outperformed. Selection was also positive in consumer staples, where Costco Wholesale Corp. outpaced market gains, and in industrials, specifically with United Rentals Inc., Howmet Aerospace Inc., and Airbus SE. Stock selection within information technology (IT) detracted from relative performance, driven by the Fund’s underweight NVIDIA, its ownership in Verisign Inc., and its lack of ownership in Broadcom Inc. In total, selection was positive or neutral in 7 of 11 S&P sectors.

From a sector allocation standpoint, the Fund’s underweight to consumer staples (which underperformed the benchmark) and its significant overweight to the outperforming financial sector aided relative returns, while modest holdings in cash and an underweight to communications services detracted from performance. In total, sector allocation was positive in 8 of 11 S&P 500 Index sectors.

For the 1-year period ended March 31, 2024, the strongest contributors to relative returns included the following companies:

●  KKR & Co (overweight) – Shares in this alternative asset manager advanced through the year on strong earnings, improved capital market conditions, and expectations that the company was on the cusp of an accelerated fundraising cycle over the next 24 months.

●  United Rentals (overweight) – As the largest player in the US construction rental equipment market, the company’s shares continue to perform well on more evidence of a sustained non-residential building cycle – megaprojects tied to electrification/grid investments, more onshore manufacturing capacity, and infrastructure spending.

● Apple Inc. (underweight) – Apple shares underperformed on reduced future earnings expectations tied to slowing iPhone demand globally. While key competitive advantages still exist, growth is expected to be modest given a mature revenue base.

● Tesla Inc. (not owned) – Tesla shares declined on a sharp downgrade in delivery and earnings expectations associated with slowing demand in the US and China. The company continues to battle intense competition globally within electric vehicles (EVs), with eroding market share and profit margins susceptible to steep declines.

● Applied Materials Inc. (overweight) – Shares in this semiconductor capital equipment provider posted strong gains on positive business trends and expectations for a pending upcycle in equipment needs to power artificial intelligence (AI) computing capacity.

Somewhat offsetting these positive decisions, the most significant detractors from relative performance included:

● NVIDIA (underweight) – While owned in the portfolio, the 225%+ advance on strong earnings upgrades associated with growing AI demand detracted from performance.

● Aptiv PLC (overweight) – An auto parts supplier heavily involved in enabling new vehicle technologies, such as adaptive safety and electrification of the power trains, the company underperformed on reductions in EV demand within developed markets and continued input cost pressures.

● NextEra Energy Inc. (overweight) – As a largely regulated utility (Florida) with an unregulated renewables business, NextEra Energy was subject to a reduced valuation level associated with higher interest rates despite no change in longer-term earnings expectations.

● Meta Platforms Inc. (underweight) – While purchase of this security in the past year benefited the Fund’s shareholders, its underweight hurt relative performance as the equity appreciated over 125% for the full year. Meta benefited from significant cost cutting during late 2022 and early 2023, as well as accelerating monetization of some of its key social media investments (namely, Instagram Reels).

● UnitedHealth Group Inc. (overweight) – The largest US health insurer declined on signs of elevated healthcare utilization after two years of below-normal demand associated with seniors’ deferring care and elective medical procedures.

During the fiscal year, the Fund’s use of swaps, futures, foreign exchange currency positions, and options had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Portfolio management reviews

Delaware Ivy Natural Resources Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Natural Resources Fund (Class I shares)	1-year return	+4.93%
Delaware Ivy Natural Resources Fund (Class A shares)	1-year return	+4.63%
S&P® Global Natural Resources Index (net) (benchmark)	1-year return	+5.02%
S&P North American Natural Resources Sector TR Index (former benchmark)	1-year return	+18.57%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Natural Resources Fund, please see the table on page 32.
Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 34 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Significant Fund event

Effective April 28, 2023, the Fund’s benchmark changed to the S&P Global Natural Resources Index and the Fund’s limit in foreign securities investments changed. Please see the prospectus as amended for further information.

Market review

Global economies and markets rose during the fiscal year ended March 31, 2024, benefiting from strong economic data. Following global central banks’ aggressive monetary tightening campaigns during 2022 and 2023, inflation data remained elevated, diminishing the likelihood of imminent rate cuts. That led to a sharp reversal in rate-sensitive equities, notably renewable energy and precious metal equities. As the fiscal year ended, dovish commentary from the US Federal Reserve indicated a high likelihood of rate cuts later in 2024, prompting a strong rally in rate-sensitive equities and commodities.

The S&P 500® Index rose 29.86% during the period led by the technology sector. The S&P Global Natural Resources Index gained 5.02% (net), while the more energy-dominant S&P North American Natural Resources Sector Index advanced 18.57%.

Commodities were mixed during the year. Gold rose 11.85% with steady demand as central banks continued to buy and investors anticipated rate cuts. Oil also performed well, rising 16.25% as OPEC remained disciplined and Saudi Arabia pushed out long-term growth plans. Copper closed the year down slightly at -2.95%, despite significant supply issues caused by inflation and geopolitics. Despite economic weakness in China, iron ore prices rose 21.23%. Natural gas prices fell 20.44% as supply surged into mild winter weather. Fertilizer pricing also fell on lower natural gas input costs with urea falling 18.44% for the year. Agricultural products, notably corn and soybeans, came under pressure on increased yields and modest demand, falling 33.08% and 20.86%, respectively. Battery metals came under significant pressure as investors began to question the pace of adoption for key energy transition facilitators such as electric vehicles (EVs). Among battery metals, lithium and nickel were notable underperformers, falling 22.91% and 28.01%, respectively on significant supply overhangs despite curtailments.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Natural Resources Fund underperformed its benchmark, the S&P Global Natural Resources Index, which advanced. The Fund’s Class I shares gained 4.93%. The Fund’s Class A shares gained 4.63% at net asset value and declined 1.38% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 5.02%. For complete, annualized performance of Delaware Ivy Natural Resources Fund, please see the table on page 32.

As the Fed’s commentary softened during the period, yields declined, the dollar weakened, and gold prices rallied. Two gold equities were the Fund’s strongest contributors during the period: Wheaton Precious Metals Corp., a precious metals streaming company, and Kinross Gold Corp., a gold miner with diverse group assets in Canada, the US, Brazil, Chile, Mauritania, and Ghana.

Wheaton was the largest contributor to performance and has considerable silver exposure, which benefits from both precious and industrial demand. Industrial demand is poised to increase significantly given the use of silver in renewable energy, primarily in solar panels. As a streamer, Wheaton exposes the Fund to precious metals without the operating costs and risks of a traditional miner.

Kinross was the Fund’s second-largest contributor to performance. The company suffered from several years of underperformance when it was forced to divest its Russian assets cheaply following the outbreak of the Russian-Ukrainian war. Kinross took on a high-priced acquisition and then struggled operationally. This led to a very low valuation and an attractive entry point for the Fund as management tried to right the ship, executing extremely well during 2023. With gold providing a strong tailwind, we expect this to continue.

Li-Cycle Holdings Corp., a lithium-ion battery recycling and resource recovery solutions company, was the largest detractor during the period. Li-Cycle’s main battery recycling hub in Rochester, New York, was scheduled to begin operations in the fourth quarter of 2023 following considerable capital investment. Unfortunately, after significant cost overruns and a failure to gain additional funding, it was forced to indefinitely suspend construction. As the facility was the key component to Li-Cycle achieving profitability, this was a significant setback. We exited the Fund’s position during the period.

GrafTech International Ltd., a manufacturer of synthetic graphite, petroleum needle coke, and graphite electrodes used in electric arc furnaces for the steel industry, was the second-largest detractor from performance during the period. The graphite electrode market has been under substantial pressure as steel industry utilization, primarily in Europe, remains at subdued levels. GrafTech was forced to cut its dividend to preserve liquidity. We recently entered the position at distressed levels, as we believe there will be substantial demand for the company’s graphite electrodes. Furthermore, the company produces needle coke and can make synthetic graphite, which is used in batteries. We believe that, as with rare earths, graphite is likely to be another key material that is subsidized due to national security concerns. While the industry remains depressed, we feel the company has adequate liquidity to navigate the downturn and thrive due to these changing industry dynamics.

Although we have been bullish on copper for some time now, the fundamental outlook improved much more rapidly than we originally anticipated. This was acutely seen in the copper space during the fourth quarter 2023 when operations at First Quantum Minerals Ltd.’s Cobre Panama mine were indefinitely suspended by the Panamanian government. The mine, which recently began operation after a more than $10 billion investment, represented 1.5% of global copper supply. The copper supply outlook grew more dire during the first quarter 2024 when numerous companies announced significant capital-expenditure increases at several greenfield and brownfield projects. To achieve an acceptable return on these new projects, a higher copper price will be required. Notably, it will take five years to bring on a brownfield project and 10 years to bring on a new greenfield project. These supply issues are running into rebounding global growth and incremental demand from the energy transition. We are witnessing an incredibly tight market for copper with negligible inventories and a tight market for copper concentrate. Copper concentrate markets are so tight that it has led to the shuttering of numerous copper smelters as treatment charges collapsed.

While the future of renewable energy remains bright, renewable-energy equities are volatile and heavily correlated to changes in interest rates. Late in the fourth quarter 2023, renewable energy companies staged a strong rally in anticipation of Fed rate cuts early in 2023. During the first quarter of 2024, inflation proved persistent, which pushed out expectations for the number and likelihood of rate cuts. This led to severe pressure on several renewable-energy sub-industries, notably in the solar sector.

Despite investor skepticism regarding the pace of deployment of key energy transition facilitators such as electric vehicles, we continue to forecast a robust market for several battery metals. We see the most upside in synthetic graphite and rare earths such as neodymium and praseodymium, which currently trade at very depressed levels. We also expect uranium prices to remain firm given substantial capacity constraints into rising global demand.

Despite the strong performance of crude oil over the last year, we are tepid on the outlook. The strength of non-OPEC oil supply growth was a major surprise during 2023. We also remain concerned with the significant OPEC spare capacity and a market largely being held up by Saudi supply cuts. With non-OPEC supply growth, even excluding the US, expected to increase again this year, we remain concerned about a battle for market share. On the bullish side, we’ll pay close attention to rebounding global economic growth into a relatively tight OECD (Organisation for Economic Co-operation and Development) inventories and geopolitical risk in the Middle East.

Refining crack spreads remained elevated throughout the year as the much-anticipated global supply glut from new refineries in Mexico and Nigeria that preoccupied Wall Street failed to materialize. While we projected this outcome, we did not anticipate the pace at which it would be priced into refining equities. What we referred to as “the cheapest names in the energy sector, with substantial balance sheet strength” now appear more reasonably valued to us. We continue to favor the sector given the strong shareholder return policies but believe much of the extreme valuation disconnect has closed.

North American natural gas supply continued to surprise to the negative during the year. Strong associated gas volumes from the Permian basin, alongside resilient natural gas-focused rig counts, overwhelmed lackluster winter demand. Despite the natural gas-focused rig count falling materially and notable supply curtailments from several exploration and production companies, the supply outlook remains bleak. However, with gas prices in many areas approaching shut-in levels, this should lead to a favorable setup in 2025, in our view, as moderating supply meets a steep change in demand from incremental liquefied natural gas facilities. Despite the subdued outlook, several natural gas-levered equities boast strong balance sheets to weather a potential 2024 storm.

Portfolio management reviews

Delaware Ivy Science and Technology Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Ivy Science and Technology Fund (Class I shares)	1-year return	+41.20%*
Delaware Ivy Science and Technology Fund (Class A shares)	1-year return	+40.88%
S&P North American Technology Sector TR Index (benchmark)	1-year return	+52.97%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

For complete, annualized performance for Delaware Ivy Science and Technology Fund, please see the table on page 35.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 37 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

After a dismal fiscal 2023, fiscal 2024 turned out to be a strong year in the equity markets. If the 2023 fiscal period was about rising inflation and rapid US Federal Reserve interest rate increases, then 2024 was about moderating inflation and an end to the current Fed tightening cycle. The combination of these actions drove increased investor confidence that further tightening of monetary policy wouldn’t be necessary. Tightness in the labor markets moderated as well over the course of the year. Even with some broader economic weakening, the housing market remained relatively tight due to supply constraints and the unwillingness of many homeowners to move with mortgage rates still in the 7-8% range through most of the year.

While the focused efforts of the Fed to rapidly tighten monetary policy appeared to succeed in engineering an economic “soft landing,” the hangover from COVID-19-induced supply chain disruptions still forced many companies to make large inventory adjustments and write-offs. Supply chain normalization worked its way through different industries at various speeds but appeared close to the end for all but the longest-cycle businesses. Even with tighter economic conditions and some weakening in parts of the market, consumer spending remained relatively resilient over the course of the year.

Politically, headlines focused on the chaotic battle for the US House speakership, Donald Trump’s ongoing legal battles, and the presidential election in November 2024. There was little economically sensitive legislation passed during the fiscal period, save for that which averted potential government shutdowns.

Internationally, the Israel-Hamas war broke out and the Russia-Ukraine war continued. Both wars have had a massive humanitarian impact but put little pressure on financial markets. China’s relaxation of its aggressive COVID-19 lockdown policies failed to reinvigorate markets due to the country’s broader economic malaise. Additionally, the ratcheting up of tensions between the US and China over Taiwan’s sovereignty and advancements in artificial intelligence (AI) added another layer of geopolitical concerns.

During the Fund’s 2024 fiscal year, information technology (IT) stocks rebounded from the prior year’s challenges. Excitement over AI and electrification drove investor sentiment even as recessionary fears remained. Within IT, the semiconductor, software, and media subsectors performed the strongest. While still positive on an absolute basis, the hardware, communications equipment, and IT services subsectors underperformed the broader sector. The healthcare sector meaningfully underperformed the technology universe.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Ivy Science and Technology Fund significantly advanced, although it underperformed its benchmark, the S&P North American Technology Sector Index. The Fund’s Class l shares increased 41.20%. The Fund's Class A shares gained 40.88% at net asset value (NAV) and advanced 32.77% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 52.97%. For complete, annualized performance of Delaware Ivy Science and Technology Fund, please see the table on page 35.

ARM Holdings PLC, Amazon.com Inc., Netflix Inc., and Micron Technology Inc. outperformed relative to the benchmark in the technology sector. Our decisions to be meaningfully underweight Apple Inc. and not to own Cisco Systems Inc., Texas Instruments Inc., and Accenture PLC also contributed to relative performance. Positions in WNS Holdings Ltd., Zebra Technologies

Corp., and Ambarella Inc. detracted significantly from performance, while underweight positions in Meta Platforms Inc. and NVIDIA Corp. hurt relative performance.

During the fiscal year, our broader exposure to innovation outside of technology, notably healthcare and applied science and technology, contributed to underperformance relative to the all-technology benchmark. Since these sectors are not represented in the benchmark, our allocation to them is an important distinction when comparing performance metrics. Additionally, we maintained a low-single-digit average cash position during the Fund’s fiscal year, which detracted from relative performance due to the technology market’s strong advance.

As the Fund’s fiscal year began, we were concerned about inflation and tighter monetary policy but expected rate increases to slow during the year. This expectation of a more sanguine rate environment led us to broaden our allocations down the market-cap spectrum since we expected returns to broaden as well. Contrary to this positioning, the market was extremely narrow in terms of returns until the very end of the year. For example, almost 60% of the benchmark’s returns in fiscal 2024 came from the six largest stocks – all mega-cap technology stocks. While we had exposure to these mega-caps during the year, we were relatively underweight – the key reason for our underperformance relative to the benchmark. A few important examples of this dynamic, as mentioned above, were our holdings in NVIDIA, which gained 225%, and Meta Platforms, up 129%. In fiscal year 2023, the Fund's position size in these companies averaged 5.8% and 4.5% respectively, while the benchmark weights were 8.8% and 7.1%.

The portfolio had approximately 67.0% of its equity exposure in the IT sector as of March 31, 2024. The overall exposure in IT is more appropriately assessed by including the communication services sector, which includes many companies previously in the IT sector. The portfolio had approximately 18.8% of its equity assets in the communication services sector at year end, for a total of 85.8% of assets exposed to the IT and communications services sectors.

At the end of the reporting period, 3.9% of the portfolio’s equity assets were in the healthcare sector. Our lower healthcare exposure compared with historical averages is primarily a result of reducing the biotechnology weighting. In developing markets, as the standard of living increases, we believe the demand for quality healthcare should increase. In our opinion, biotechnology, healthcare IT systems, and pharmaceuticals are among the leading innovators and early adopters of new science and technology, so we continue to focus on companies in those areas.

Our “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary sector (largely Amazon), make up the remainder of the portfolio’s equity composition. At the end of the Fund’s fiscal year, the cash position was 0.6% of net assets. We consistently have some cash on hand to take advantage of potential opportunities.

We had high conviction in our positioning at the end of the Fund’s fiscal year. While the portfolio was up significantly in the fiscal year on an absolute basis, we were not positioned for such a narrow market, largely led by multiple expansion in the mega-caps. We think market dynamics should potentially change with market performance expanding to a broader set of innovative companies and outperformance in the mega-caps becoming more selective.

We are particularly excited about the innovations in AI and the opportunities for both incumbent and new companies to capitalize economically. As always, we will continue to carefully examine the macroeconomic factors underlying our investment universe. We believe that our attention to bottom-up (stock by stock) research, coupled with the innovation happening across the globe, will continue to provide attractive investment opportunities. We view our long-term investment horizon and concentrated portfolio as compelling advantages for long-term investment performance.

Portfolio management reviews

Delaware Real Estate Securities Fund	March 31, 2024 (Unaudited)
Performance preview (for the year ended March 31, 2024)
Delaware Real Estate Securities Fund (Class I shares)	1-year return	+6.78%*
Delaware Real Estate Securities Fund (Class A shares)	1-year return	+6.55%
FTSE Nareit Equity REITs Index (benchmark)	1-year return	+10.54%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

For complete, annualized performance for Delaware Real Estate Securities Fund, please see the table on page 38.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 40 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through capital appreciation and current income.

Market review

In the wake of the fastest rate hiking cycle over the past 40 years, capital-intensive assets such as listed real estate have understandably had a difficult run. 2023 saw a slowdown in inflation, with US policymakers announcing no further interest rate rises for the first time since March 2021. US real estate investment trust (REIT) markets rallied 6.3% from that announcement to the end of December. Despite this, listed real estate still screens as inexpensive relative to both history and the S&P 500® Index.

Looking forward, as inflation and interest rates continue to normalize, we believe that real estate fundamentals could become an important driver of risk/return and that enduring structural factors will continue to dominate over the long term.

In property, there were several significant events over the fiscal year, possibly the most defining of which was the market’s realization of the scale of opportunity available in the data center segment. NVIDIA Corp.’s strong earnings results and the current craze around ChatGPT has taken the world by storm and shown us just how powerful artificial intelligence (AI) could become. Data centers are a mission-critical piece of real estate supporting all forms of data use, including generative AI. AI models require large-scale datasets housed in data centers and substantial computing power for training. In fact, AI applications have higher power requirements than applications of previous generations and require graphics processing units (GPUs) rather than less-intensive central processing units (CPUs). This translates to at least two times more power usage, not only because of AI, but also big data analytics, graphics rendering, and cloud gaming. Given this increased power requirement, and that data centers are leased on a per-kilowatt hourly basis, we believe the opportunity for the sector is bright over the long run. Recent short reports from Hindenburg Research have weighed on the sector most recently with the report alleging that Equinix Inc. has understated maintenance capital expenditures, oversold power at the facility level, and that hyperscalers (large cloud service providers) are competing and potentially cannibalizing Equinix’s core business. We believe this narrative is not new information and inaccurately represents Equinix’s growth potential and quality of cash flow.

The work-from-home revolution in 2023 hit office landlords hardest. Landlords then resorted to “handing back the keys,” meaning the landlord either stops paying the mortgage on the office building or declines to refinance it, forcing the bank or investor who made the loan to repossess the building. Brookfield Corp. and Blackstone Inc. were among those that defaulted on mortgages and have started or completed the process of handing back the keys. About 23% of office space in the US was vacant or available for sublet at the end of November compared with 16% before the pandemic.

The impact of aging populations globally continues to be felt in healthcare-related real estate. With the number of adults aged 85 and over in the US predicted to quadruple between 2000 and 2040, we believe there will be an increased need for senior living facilities, assisted living communities, nursing homes, and life science spaces. Today, there is a significant mismatch between the supply and demand of senior housing facilities, with construction starts down 80% from peak levels yet demand still robust with net absorption (the net difference in space that has become occupied compared with space that has gone vacant) currently at +129% compared with the pre-pandemic average.

In storage, Extra Space Storage Inc. announced in July that it completed its merger with Life Storage Inc., thus making the combined company the largest storage operator in the country, with more than 3,500 locations, approximately 270 million square feet of rentable storage space, and more than two million customers.

In the lodging sector, KSL Capital Partners announced in August that it would acquire Hersha Hospitality Trust (HT) in an all-cash transaction valued at $1.4 billion, or roughly $365,000 per key.

The Canadian government made a renewed commitment to increase the flow of immigrants into Canada over the next three years. This should directly impact an already very tight housing market. We believe the combination of lower overall supply growth, clear shelter demands, and a reduction in regulation risk will equate to stronger profit margins, higher occupancy, and sustainable earnings growth in the mid- to high-single-digit range for Canadian multifamily for the foreseeable future.

Sources: Bloomberg, Avison Young, Welltower 2023.

Within the Fund

For the fiscal year ended March 31, 2024, Delaware Real Estate Securities Fund gained, although it underperformed its benchmark, the FTSE Nareit Equity REITs Index. The Fund’s Class I shares rose 6.78%. The Fund’s Class A shares rose 6.55% at net asset value (NAV) and gained 0.43% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 10.54%. For complete annualized performance of Delaware Real Estate Securities Fund, please the table on page 38.

At the sector level, a key contributor to the Fund’s performance was an overweight to healthcare and data centers. Welltower Inc. invests in and facilitates healthcare real estate infrastructure, particularly senior housing facilities. Welltower contributed to the Fund’s performance, posting year-over-year, same-store net operating income growth of 14.1%. Its high-quality assets continue to be sought in a market where supply is constrained and demand is viewed to be structurally supported by aging demographics. Digital Realty Trust Inc., which operates and invests in carrier-neutral data centers, performed well as the market came to grips with the significant incremental demand driven by the continued development of AI. Digital Realty Trust announced record interconnection signings and its highest average leasing rate since 2016.

Key detractors at the sector level included underweights to retail and self-storage. Extra Space Storage was among the largest detractors. The company experienced a volatile year, showing weakness in the first half of the year due to slowing fundamentals after a strong operating period during the COVID-19 pandemic. However, Extra Space Storage ended the year strong, rebounding from expectations of a softening rate environment in 2024. In retail, the largest detractor was an underweight to Simon Property Group Inc., which performed well in the second half of the year as a softening macroeconomic environment and relatively stable fundamentals helped it outperform the benchmark over the period.

As a team, we continue to seek real estate that can deliver sustained rental income (and therefore earnings growth). Since the beginning of 2022, interest rates have risen at the fastest pace on record, which has affected all risk assets that have liquidity. Listed real estate is no different and has been repriced to reflect our current higher-cost-of-capital environment. It now trades at a meaningful discount to its private real estate peers and general equities. At the end of the Fund’s fiscal year, we think that we are closer to the end of the rate-hiking cycle and believe that real estate fundamentals should become increasingly important in the macroeconomic-driven environment of recent times.

Investing in real estate that has a sustained profile of growth remains key, in our opinion. With that in mind, we are focused on real estate sectors that have continued to evolve structurally with the economy and we have stayed away from those that are more cyclical and economically sensitive. At the sector level, we are attracted to real estate aligned to the digitalization of the economy and a generational shift in consumer behavior, including data center, cold storage, and last-mile demand, where we view fundamentals as best in class and where there is outsized demand for the best-located assets.

In addition, necessity real estate, such as healthcare and aged care, align to current demographic changes that we believe should continue to deliver solid growth even as the economy slows. This also holds true for affordable housing, in what continues to be an expensive mortgage and rental market.

No different from prior periods, as inflation and interest rates stay elevated, we remain focused on long-term sustainable growth that has the potential to prosper in such an environment, especially with continued near-term concerns about economic growth.

Performance summaries

Delaware Climate Solutions Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. April 3, 2006)
Excluding sales charge	-3.92%	+1.16%	-4.77%	—
Including sales charge	-9.42%	-0.03%	-5.33%	—
Class C (Est. April 3, 2006)
Excluding sales charge	-4.57%	+0.44%	-5.30%	—
Including sales charge	-5.51%	+0.44%	-5.30%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-3.69%	+1.52%	-4.43%	—
Including sales charge	-3.69%	+1.52%	-4.43%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-4.14%	+0.83%	-5.04%	—
Including sales charge	-4.14%	+0.83%	-5.04%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-3.58%	+1.54%	—	-5.20%
Including sales charge	-3.58%	+1.54%	—	-5.20%
Class Y (Est. April 3, 2006)
Excluding sales charge	-3.89%	+1.19%	-4.71%	—
Including sales charge	-3.89%	+1.19%	-4.71%	—
MSCI ACWI Investable Market Index (net)	+22.45%	+10.57%	+8.43%	—
MSCI ACWI Investable Market Index (gross)	+23.04%	+11.10%	+8.98%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Using environmental, social, and governance (ESG) criteria in the investment process may exclude certain companies for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG factors. In addition, because companies’ greenhouse gas (GHG) emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Fund must rely on may imperfectly represent companies’ true GHG emissions. Also, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

Investing in energy securities may include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, changing demand for different types of energy, changes in methods for conserving energy, the uncertain success rates for exploration projects, tax and other governmental regulations, and other risks associated with generating or distributing energy.

The Fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The Fund’s focus on securities of issuers that seek to reduce, displace, and/or sequester GHG emissions or help others to do so may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on US and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

The Fund may invest in initial public offerings (IPOs), which can have a significant positive impact on the Fund’s performance that may not be replicated in the future.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summaries

Delaware Climate Solutions Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.48%	2.17%	1.00%	1.57%	0.97%	1.29%
Net expenses (including fee waivers, if any)	1.24%	1.99%	0.99%	1.49%	0.83%	1.24%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI ACWI Investable Market Index (gross)	$10,000	$23,622
MSCI ACWI Investable Market Index (net)	$10,000	$22,464
Delaware Climate Solutions Fund – Class I shares	$10,000	$6,356
Delaware Climate Solutions Fund – Class A shares	$9,425	$5,779

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 16 through 20.

The graph also assumes $10,000 invested in the MSCI ACWI Investable Market Index as of March 31, 2014. The MSCI ACWI (All Country World) Investable Market Index (IMI) represents large-, mid-, and small-cap stocks across 23 developed market countries and 24 emerging market countries. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The S&P Global Clean Energy Select Index, mentioned on page 1, measures the performance of 30 of the largest and most liquid companies with businesses related to clean energy production and associated technology and equipment globally, from both developed and emerging markets.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Climate Solutions Fund

	Nasdaq symbols	CUSIPs
Class A	IEYAX	466000395
Class C	IEYCX	466000379
Class I	IVEIX	466000148
Class R	IYEFX	465899367
Class R6	IENRX	46600A807
Class Y	IEYYX	466000361

Performance summaries

Delaware Global Real Estate Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. April 1, 2013)
Excluding sales charge	+6.91%	+0.86%	+3.29%	—
Including sales charge	+0.72%	-0.32%	+2.68%	—
Class C (Est. April 1, 2013)
Excluding sales charge	+6.13%	+0.14%	+2.55%	—
Including sales charge	+5.13%	+0.14%	+2.55%	—
Class I (Est. April 1, 2013)
Excluding sales charge	+7.21%	+1.25%	+3.55%	—
Including sales charge	+7.21%	+1.25%	+3.55%	—
Class R (Est. April 1, 2013)
Excluding sales charge	+6.73%*	+0.57%	+2.86%	—
Including sales charge	+6.60%	+0.57%	+2.86%	—
Class R6 (Est. July 5, 2017)
Excluding sales charge	+7.25%	+1.25%	—	+3.21%
Including sales charge	+7.25%	+1.25%	—	+3.21%
Class Y (Est. April 1, 2013)
Excluding sales charge	+6.90%	+0.89%	+3.35%	—
Including sales charge	+6.90%	+0.89%	+3.35%	—
FTSE EPRA Nareit Developed Index	+8.57%	+0.74%	+4.00%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Performance summaries

Delaware Global Real Estate Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	2.14%	3.22%	1.59%	2.18%	1.54%	1.89%
Net expenses (including fee waivers, if any)	1.29%	2.04%	1.04%	1.54%	0.89%	1.29%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
FTSE EPRA Nareit Developed Index	$10,000	$14,806
Delaware Global Real Estate Fund – Class I shares	$10,000	$14,180
Delaware Global Real Estate Fund – Class A shares	$9,425	$13,026

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2024, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the FTSE EPRA Nareit Developed Index as of March 31, 2024. The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars.

The S&P 500 Index, mentioned on page 3, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IREAX	465899359
Class C	IRECX	465899334
Class I	IRESX	465899326
Class R	IRERX	465899318
Class R6	IRENX	46600A245
Class Y	IREYX	465899292

Performance summaries

Delaware Ivy Asset Strategy Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. July 10, 2000)
Excluding sales charge	+20.14%	+9.22%	+4.71%	—
Including sales charge	+13.25%	+7.93%	+4.09%	—
Class C (Est. October 4, 1999)
Excluding sales charge	+19.26%	+8.33%	+4.10%	—
Including sales charge	+18.26%	+8.33%	+4.10%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+20.49%	+9.50%	+4.98%	—
Including sales charge	+20.49%	+9.50%	+4.98%	—
Class R (Est. July 31, 2008)
Excluding sales charge	+19.88%	+8.89%	+4.38%	—
Including sales charge	+19.88%	+8.89%	+4.38%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+20.45%	+9.63%	—	+5.32%
Including sales charge	+20.45%	+9.63%	—	+5.32%
Class Y (Est. December 29, 1995)
Excluding sales charge	+20.15%	+9.25%	+4.74%	—
Including sales charge	+20.15%	+9.25%	+4.74%	—
MSCI ACWI Index (net)	+23.22%	+10.92%	+8.66%	—
MSCI ACWI Index (gross)	+23.81%	+11.45%	+9.22%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance summaries

Delaware Ivy Asset Strategy Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.16%	2.19%	0.91%	1.48%	0.78%	1.12%
Net expenses (including fee waivers, if any)	1.16%	2.19%	0.91%	1.48%	0.78%	1.12%

Type of waiver	n/a	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
MSCI ACWI Index (gross)	$10,000	$24,154
MSCI ACWI Index (net)	$10,000	$22,948
Delaware Ivy Asset Strategy Fund – Class I shares	$10,000	$16,266
Delaware Ivy Asset Strategy Fund – Class A shares	$9,425	$14,935

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 24 through 27.

The graph also assumes $10,000 invested in the MSCI ACWI Index as of March 31, 2014. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The Bloomberg US Aggregate Index, mentioned on page 5, is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WASAX	466000759
Class C	WASCX	466000734
Class I	IVAEX	466001864
Class R	IASRX	466000114
Class R6	IASTX	46600A104
Class Y	WASYX	466000726

Performance summaries

Delaware Ivy Balanced Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. November 16, 1987)
Excluding sales charge	+19.36%	+9.22%	+7.05%	—
Including sales charge	+12.50%	+7.93%	+6.41%	—
Class C (Est. December 8, 2003)
Excluding sales charge	+18.51%*	+8.38%	+6.44%	—
Including sales charge	+17.51%	+8.38%	+6.44%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+19.63%	+9.47%	+7.30%	—
Including sales charge	+19.63%	+9.47%	+7.30%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+19.04%	+8.85%	+6.69%	—
Including sales charge	+19.04%	+8.85%	+6.69%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+19.72%	+9.60%	—	+7.57%
Including sales charge	+19.72%	+9.60%	—	+7.57%
Class Y (Est. December 8, 2003)
Excluding sales charge	+19.35%	+9.22%	+7.05%	—
Including sales charge	+19.35%	+9.22%	+7.05%	—
S&P 500 Index	+29.88%	+15.05%	+12.96%	—
Bloomberg US Aggregate Index	+1.70%	+0.36%	+1.54%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.10%	1.98%	0.88%	1.38%	0.75%	1.07%
Net expenses (including fee waivers, if any)	1.05%	1.80%	0.80%	1.30%	0.71%	1.05%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Balanced Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
S&P 500 Index	$10,000	$33,826
Delaware Ivy Balanced Fund – Class I shares	$10,000	$20,237
Delaware Ivy Balanced Fund – Class A shares	$9,425	$18,621
Bloomberg US Aggregate Index	$10,000	$11,657

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 29. Please note additional details on pages 28 through 31.

The graph also assumes $10,000 invested in the S&P 500 Index and the Bloomberg US Aggregate Index as of March 31, 2014. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Deutscher Aktien Index (DAX) or the GER40, mentioned on page 8, is a stock index that represents 40 of the largest and most liquid German companies that trade on the Frankfurt Exchange. The prices used to calculate the DAX Index come through Xetra, an electronic trading system. A free-float methodology is used to calculate the index weightings along with a measure of the average trading volume.

The Nikkei Stock Average (often referred to as the Nikkei 225 or the Nikkei), mentioned on page 8, is a price-weighted index that comprises 225 of the largest Japanese companies traded on the Tokyo Stock Exchange.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBNAX	465898625
Class C	IBNCX	465898591
Class I	IYBIX	465898146
Class R	IYBFX	465899375
Class R6	IBARX	46600A203
Class Y	IBNYX	465898583

Performance summaries

Delaware Ivy Natural Resources Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. January 2, 1997)
Excluding sales charge	+4.63%	+5.49%	-0.81%	—
Including sales charge	-1.38%	+4.25%	-1.39%	—
Class C (Est. January 2, 1997)
Excluding sales charge	+3.89%	+4.76%	-1.31%	—
Including sales charge	+2.89%	+4.76%	-1.31%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+4.93%	+6.02%	-0.31%	—
Including sales charge	+4.93%	+6.02%	-0.31%	—
Class R (Est. December 29, 2005)
Excluding sales charge	+4.33%	+5.43%	-0.88%	—
Including sales charge	+4.33%	+5.43%	-0.88%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+4.89%	+6.15%	—	-0.81%
Including sales charge	+4.89%	+6.15%	—	-0.81%
Class Y (Est. July 24, 2003)
Excluding sales charge	+4.60%	+5.75%	-0.55%	—
Including sales charge	+4.60%	+5.75%	-0.55%	—
S&P Global Natural Resources Index (net)	+5.02%	+8.31%	+4.70%	—
S&P North American Natural Resources Sector Index	+18.57%	+12.13%	+3.66%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 33. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.68%	2.45%	1.17%	1.69%	1.10%	1.41%
Net expenses (including fee waivers, if any)	1.36%	2.11%	1.11%	1.61%	0.95%	1.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Natural Resources Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
S&P Global Natural Resources Index (net)	$10,000	$15,829
S&P North American Natural Resources Sector Index	$10,000	$14,331
Delaware Ivy Natural Resources Fund – Class I shares	$10,000	$9,694
Delaware Ivy Natural Resources Fund – Class A shares	$9,425	$8,692

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 33. Please note additional details on pages 32 through 34.

The graph also assumes $10,000 invested in the S&P Global Natural Resources Index and the S&P North American Natural Resources Sector Index as of March 31, 2014. The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The S&P North American Natural Resources Sector Index provides investors with a benchmark that represents US traded securities that are classified under the GICS® energy and materials sector, excluding the chemicals industry and steel subindustry.

The S&P 500 Index, mentioned on page 10, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IGNAX	465897429
Class C	IGNCX	465897395
Class I	IGNIX	465899508
Class R	IGNRX	465898310
Class R6	INRSX	46600A849
Class Y	IGNYX	465897122

Performance summaries

Delaware Ivy Science and Technology Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	+40.88%	+16.30%	+12.77%	—
Including sales charge	+32.77%	+14.93%	+12.11%	—
Class C (Est. October 4, 1999)
Excluding sales charge	+39.82%	+15.37%	+12.11%	—
Including sales charge	+38.82%	+15.37%	+12.11%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+41.20%*	+16.54%	+13.04%	—
Including sales charge	+41.20%	+16.54%	+13.04%	—
Class R (Est. December 29, 2005)
Excluding sales charge	+40.50%*	+15.88%	+12.39%	—
Including sales charge	+40.50%	+15.88%	+12.39%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+41.31%	+16.69%	—	+13.61%
Including sales charge	+41.31%	+16.69%	—	+13.61%
Class Y (Est. June 9, 1998)
Excluding sales charge	+40.88%	+16.30%	+12.79%	—
Including sales charge	+40.88%	+16.30%	+12.79%	—
S&P North American Technology Sector TR Index	+52.97%	+21.25%	+20.19%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 36. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Science and Technology Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund's performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants, and obsolescence of existing technology.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.22%	2.15%	1.00%	1.58%	0.87%	1.24%
Net expenses (including fee waivers, if any)	1.22%	2.15%	1.00%	1.58%	0.87%	1.24%
Type of waiver	n/a	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
S&P North American Technology Sector TR Index	$10,000	$62,922
Delaware Ivy Science and Technology Fund – Class I shares	$10,000	$34,065
Delaware Ivy Science and Technology Fund – Class A shares	$9,425	$31,359

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 36. Please note additional details on pages 35 through 37.

The graph also assumes $10,000 invested in the S&P North American Technology Sector Index as of March 31, 2014. The S&P North American Technology Sector Index is a modified-capitalization weighted index providing investors with a benchmark that represents US securities classified under the GICS® technology sector and internet retail sub-industry.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WSTAX	466000718
Class C	WSTCX	466000684
Class I	ISTIX	466001807
Class R	WSTRX	466000437
Class R6	ISTNX	46600A740
Class Y	WSTYX	466000676

Performance summaries

Delaware Real Estate Securities Fund	March 31, 2024 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2024
	1 year	5 year	10 year	Lifetime
Class A (Est. February 25, 1999)
Excluding sales charge	+6.55%	+4.14%	+6.09%	—
Including sales charge	+0.43%	+2.92%	+5.46%	—
Class C (Est. December 8, 2003)
Excluding sales charge	+5.72%*	+3.27%	+5.42%	—
Including sales charge	+4.77%	+3.27%	+5.42%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+6.78%*	+4.47%	+6.47%	—
Including sales charge	+6.78%	+4.47%	+6.47%	—
Class R (Est. December 29, 2005)
Excluding sales charge	+6.26%*	+3.89%	+5.84%	—
Including sales charge	+6.26%	+3.89%	+5.84%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+6.94%	+4.60%	—	+6.10%
Including sales charge	+6.94%	+4.60%	—	+6.10%
Class Y (Est. December 8, 2003)
Excluding sales charge	+6.51%*	+4.23%	+6.22%	—
Including sales charge	+6.51%	+4.23%	+6.22%	—
FTSE Nareit Equity REITs Index	+10.54%	+4.15%	+6.61%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 39. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.57%	2.76%	1.09%	1.65%	1.06%	1.29%
Net expenses (including fee waivers, if any)	1.20%	1.95%	0.95%	1.45%	0.80%	1.20%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Real Estate Securities Fund

Performance of a $10,000 investment1

For the period March 31, 2014 through March 31, 2024

	Starting value	Ending value
FTSE Nareit Equity REITs Index	$10,000	$18,957
Delaware Real Estate Securities Fund – Class I shares	$10,000	$18,711
Delaware Real Estate Securities Fund – Class A shares	$9,425	$17,015

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 39. Please note additional details on pages 38 through 40.

The graph also assumes $10,000 invested in the FTSE Nareit Equity REITs Index as of March 31, 2014. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The S&P 500 Index, mentioned on page 14, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IRSAX	465898476
Class C	IRSCX	465898450
Class I	IREIX	465899839
Class R	IRSRX	465898294
Class R6	IRSEX	46600A757
Class Y	IRSYX	465898443

Disclosure of Fund expenses

For the six-month period from October 1, 2023 to March 31, 2024 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2023 to March 31, 2024.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Climate Solutions Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,048.90	1.24%	$ 6.35
Class C	1,000.00	1,044.50	1.99%	10.17
Class I	1,000.00	1,049.40	0.99%	5.07
Class R	1,000.00	1,046.70	1.49%	7.62
Class R6	1,000.00	1,050.20	0.83%	4.25
Class Y	1,000.00	1,048.50	1.24%	6.35
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.24%	$ 6.26
Class C	1,000.00	1,015.05	1.99%	10.02
Class I	1,000.00	1,020.05	0.99%	5.00
Class R	1,000.00	1,017.55	1.49%	7.52
Class R6	1,000.00	1,020.85	0.83%	4.19
Class Y	1,000.00	1,018.80	1.24%	6.26

Delaware Global Real Estate Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,130.50	1.29%	$ 6.87
Class C	1,000.00	1,125.70	2.04%	10.84
Class I	1,000.00	1,132.20	1.04%	5.54
Class R	1,000.00	1,129.10	1.54%	8.20
Class R6	1,000.00	1,133.30	0.89%	4.75
Class Y	1,000.00	1,130.80	1.29%	6.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.29%	$ 6.51
Class C	1,000.00	1,014.80	2.04%	10.28
Class I	1,000.00	1,019.80	1.04%	5.25
Class R	1,000.00	1,017.30	1.54%	7.77
Class R6	1,000.00	1,020.55	0.89%	4.50
Class Y	1,000.00	1,018.55	1.29%	6.51

Disclosure of Fund expenses

Delaware Ivy Asset Strategy Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,186.70	0.97%	$5.30
Class C	1,000.00	1,182.30	1.72%	9.38
Class I	1,000.00	1,188.60	0.72%	3.94
Class R	1,000.00	1,185.90	1.22%	6.67
Class R6	1,000.00	1,188.70	0.70%	3.83
Class Y	1,000.00	1,186.80	0.97%	5.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.15	0.97%	$4.90
Class C	1,000.00	1,016.40	1.72%	8.67
Class I	1,000.00	1,021.40	0.72%	3.64
Class R	1,000.00	1,018.90	1.22%	6.16
Class R6	1,000.00	1,021.50	0.70%	3.54
Class Y	1,000.00	1,020.15	0.97%	4.90

Delaware Ivy Balanced Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,186.90	1.05%	$5.74
Class C	1,000.00	1,182.70	1.80%	9.82
Class I	1,000.00	1,188.20	0.80%	4.38
Class R	1,000.00	1,185.80	1.30%	7.10
Class R6	1,000.00	1,189.40	0.71%	3.89
Class Y	1,000.00	1,186.90	1.05%	5.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.75	1.05%	$5.30
Class C	1,000.00	1,016.00	1.80%	9.07
Class I	1,000.00	1,021.00	0.80%	4.04
Class R	1,000.00	1,018.50	1.30%	6.56
Class R6	1,000.00	1,021.45	0.71%	3.59
Class Y	1,000.00	1,019.75	1.05%	5.30

Delaware Ivy Natural Resources Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,037.80	1.20%	$6.11
Class C	1,000.00	1,034.10	1.95%	9.92
Class I	1,000.00	1,039.20	0.95%	4.84
Class R	1,000.00	1,036.00	1.45%	7.38
Class R6	1,000.00	1,038.90	0.92%	4.69
Class Y	1,000.00	1,037.70	1.20%	6.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$6.06
Class C	1,000.00	1,015.25	1.95%	9.82
Class I	1,000.00	1,020.25	0.95%	4.80
Class R	1,000.00	1,017.75	1.45%	7.31
Class R6	1,000.00	1,020.40	0.92%	4.65
Class Y	1,000.00	1,019.00	1.20%	6.06

Delaware Ivy Science and Technology Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,374.40	1.11%	$ 6.59
Class C	1,000.00	1,369.50	1.86%	11.02
Class I	1,000.00	1,376.00	0.86%	5.11
Class R	1,000.00	1,372.50	1.36%	8.07
Class R6	1,000.00	1,376.50	0.78%	4.63
Class Y	1,000.00	1,374.40	1.12%	6.65
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.11%	$ 5.60
Class C	1,000.00	1,015.70	1.86%	9.37
Class I	1,000.00	1,020.70	0.86%	4.34
Class R	1,000.00	1,018.20	1.36%	6.86
Class R6	1,000.00	1,021.10	0.78%	3.94
Class Y	1,000.00	1,019.40	1.12%	5.65

Delaware Real Estate Securities Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/23 to
	10/1/23	3/31/24	Ratio	3/31/24*
Actual Fund return†
Class A	$1,000.00	$1,127.80	1.20%	$ 6.38
Class C	1,000.00	1,123.20	1.95%	10.35
Class I	1,000.00	1,128.60	0.95%	5.06
Class R	1,000.00	1,126.20	1.45%	7.71
Class R6	1,000.00	1,129.60	0.80%	4.26
Class Y	1,000.00	1,127.00	1.20%	6.38
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$ 6.06
Class C	1,000.00	1,015.25	1.95%	9.82
Class I	1,000.00	1,020.25	0.95%	4.80
Class R	1,000.00	1,017.75	1.45%	7.31
Class R6	1,000.00	1,021.00	0.80%	4.04
Class Y	1,000.00	1,019.00	1.20%	6.06

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The tables above and on the previous pages do not reflect the expenses of any Underlying Funds.

Security type / sector allocations and top 10 equity holdings

Delaware Climate Solutions Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.87%
Consumer Staples	3.16%
Energy	13.69%
Industrials	21.64%
Information Technology	3.37%
Materials	16.72%
Real Estate	4.36%
Utilities*	36.93%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Utilities sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Utilities sector consisted of Electric Utilities, Independent Power and Renewable Electricity Producers, and Multi-Utilities. As of March 31, 2024, such amounts, as a percentage of total net assets were 20.03%, 10.13%, and 6.77%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Utilities sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Kingspan Group	4.58%
Weyerhaeuser	4.36%
Waste Management	4.11%
Valero Energy	4.03%
Schneider Electric	4.03%
Cummins	4.00%
Terna - Rete Elettrica Nazionale	3.71%
NextEra Energy	3.65%
Alcoa	3.64%
CMS Energy	3.56%

Security type / country and sector allocations

Delaware Global Real Estate Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	97.87%
Australia	4.77%
Belgium	0.87%
Canada	1.62%
France	0.61%
Germany	1.82%
Hong Kong	2.54%
Japan	10.80%
Mexico	0.93%
Singapore	3.01%
Spain	2.57%
Sweden	1.38%
Tanzania	0.10%
United Kingdom	4.06%
United States	62.79%
Total Value of Securities	97.87%
Receivables and Other Assets Net of Liabilities	2.13%
Total Net Assets	100.00%
Percentage
Common stocks by sector	of net assets
Diversified Real Estate Activities	5.25%
Home Builders	0.38%
Integrated Telecommunication Services	1.40%
Internet Services & Infrastructure	0.60%
Real Estate Operating Companies/Developer	6.13%
Real Estate Services	0.53%
REIT Diversified	18.85%
REIT Healthcare	8.36%
REIT Hotel	1.50%
REIT Industrial	16.03%
REIT Multifamily	16.46%
REIT Office	5.42%
REIT Retail	12.87%
REIT Self-Storage	4.09%
Total	97.87%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Asset Strategy Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.37%
Agency Mortgage-Backed Securities	4.42%
Convertible Bond	0.30%
Corporate Bonds	13.39%
Banking	1.77%
Basic Industry	0.19%
Brokerage	0.13%
Capital Goods	0.07%
Communication Services	2.59%
Communications	0.65%
Consumer Cyclical	0.27%
Consumer Discretionary	1.77%
Consumer Non-Cyclical	0.60%
Electric	0.85%
Energy	1.64%
Finance Companies	0.24%
Healthcare	0.00%
Industrials	0.65%
Information Technology	0.45%
Insurance	0.70%
Materials	0.06%
Natural Gas	0.01%
Real Estate Investment Trusts	0.12%
Technology	0.57%
Transportation	0.06%
Government Agency Obligation	0.12%
Municipal Bonds	0.07%
Non-Agency Collateralized Mortgage Obligations	0.36%
Non-Agency Commercial Mortgage-Backed Securities	1.05%
Loan Agreements	1.80%
US Treasury Obligations	1.37%
Percentage
Security type / sector	of net assets
Common Stocks	67.15%
Communication Services	6.73%
Consumer Discretionary	6.90%
Consumer Staples	4.78%
Energy	3.01%
Financials	10.88%
Healthcare	7.62%
Industrials	8.25%
Information Technology	16.99%
Materials	0.84%
Utilities	1.15%
Preferred Stock	0.49%
Exchange-Traded Funds	3.10%
Bullion	3.95%
Short-Term Investments	0.84%
Total Value of Securities	98.78%
Receivables and Other Assets Net of Liabilities	1.22%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	3.85%
Alphabet Class A	2.49%
NVIDIA	2.29%
Amazon.com	2.26%
Taiwan Semiconductor Manufacturing	1.94%
Salesforce	1.68%
Apple	1.66%
Mastercard Class A	1.61%
Eli Lilly & Co.	1.54%
Airbus	1.51%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Balanced Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	1.32%
Agency Mortgage-Backed Securities	10.82%
Corporate Bonds	10.74%
Banking	2.66%
Basic Industry	0.23%
Brokerage	0.13%
Capital Goods	0.33%
Communications	1.24%
Consumer Cyclical	0.34%
Consumer Non-Cyclical	0.73%
Electric	1.34%
Energy	1.05%
Finance Companies	0.45%
Insurance	0.94%
Natural Gas	0.02%
Real Estate Investment Trusts	0.34%
Technology	0.83%
Transportation	0.11%
Non-Agency Asset-Backed Securities	0.50%
Non-Agency Collateralized Mortgage Obligations	0.21%
Non-Agency Commercial Mortgage-Backed Securities	2.81%
US Treasury Obligations	9.25%
Common Stocks	60.74%
Communication Services	4.49%
Consumer Discretionary	4.58%
Consumer Staples	2.33%
Energy	1.33%
Percentage
Security type / sector	of net assets
Financials	14.65%
Healthcare	7.03%
Industrials	4.10%
Information Technology	18.70%
Materials	3.11%
Utilities	0.42%
Exchange-Traded Funds	2.95%
Short-Term Investments	0.43%
Total Value of Securities	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	5.21%
NVIDIA	2.45%
Amazon.com	2.26%
UnitedHealth Group	2.16%
HCA Healthcare	1.90%
Apple	1.90%
KKR & Co.	1.80%
Capital One Financial	1.76%
Alphabet Class A	1.72%
Airbus ADR	1.64%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Natural Resources Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Closed-Ended Trust	2.06%
Common Stocks	97.86%
Agriculture	5.60%
Aluminum	2.63%
Construction & Engineering	2.66%
Construction Materials	0.49%
Copper	2.53%
Diversified Metals & Mining	14.69%
Electrical Components & Equipment	1.24%
Fertilizers & Agricultural Chemicals	8.23%
Forest Products	3.95%
Gold	13.19%
Heavy Electrical Equipment	0.64%
Industrial Gases	1.02%
Integrated Oil & Gas	10.40%
Oil & Gas Drilling	2.44%
Oil & Gas Equipment & Services	3.37%
Oil & Gas Exploration & Production	14.63%
Oil & Gas Refining & Marketing	2.23%
Paper Products	1.51%
REIT Specialty	3.06%
Renewable Electricity	0.50%
Specialty Chemicals	2.33%
Steel	0.52%
Short-Term Investments	0.42%
Total Value of Securities	100.34%
Liabilities Net of Receivables and Other Assets	(0.34)%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Shell	6.35%
Newmont	5.88%
CF Industries Holdings	4.99%
Anglo American	4.91%
Wheaton Precious Metals	3.85%
Glencore	3.74%
Bunge Global	3.59%
Hudbay Minerals	3.49%
Endeavour Mining	3.46%
Schlumberger	3.37%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Science and Technology Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.59%
Communication Services	18.67%
Consumer Discretionary	8.13%
Healthcare	3.96%
Industrials	1.66%
Information Technology*	67.17%
Short-Term Investments	0.41%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	(0.00)%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipment, Electronics, Internet, Office/Business Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2024, such amounts, as a percentage of total net assets were 7.20%, 0.31%, 1.05%, 0.83%, 3.11%, 34.67%, 19.27%, and 0.73%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
NVIDIA	9.53%
Microsoft	8.90%
Meta Platforms Class A	8.85%
Seagate Technology Holdings	5.28%
Amazon.com	5.24%
Broadcom	5.03%
ASML Holding	4.04%
Lam Research	3.85%
Pinterest Class A	3.85%
Cadence Design Systems	3.30%

Security type / sector allocations and top 10 equity holdings

Delaware Real Estate Securities Fund	As of March 31, 2024 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.21%
Real Estate Operating Companies/Developer	3.07%
Real Estate Services	1.05%
REIT Healthcare	11.70%
REIT Hotel	2.28%
REIT Industrial	11.33%
REIT Information Technology	21.31%
REIT Manufactured Housing	5.88%
REIT Multifamily	15.74%
REIT Office	4.43%
REIT Retail	17.29%
REIT Self-Storage	5.13%
Short-Term Investments	0.86%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07)%
Total Net Assets	100.00%

Top 10 equity holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Welltower	10.07%
Equinix	9.81%
Prologis	9.16%
Public Storage	5.13%
Digital Realty Trust	4.53%
Alexandria Real Estate Equities	4.43%
VICI Properties	4.38%
AvalonBay Communities	4.35%
Invitation Homes	4.06%
Simon Property Group	4.03%

Schedules of investments

Delaware Climate Solutions Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 99.87%t
Consumer Staples — 3.16%
Darling Ingredients †	100,535	$4,675,883
		4,675,883
Energy — 13.69%
Equinor	150,104	4,024,949
Occidental Petroleum	81,074	5,268,999
Schlumberger	90,878	4,981,023
Valero Energy	34,918	5,960,154
		20,235,125
Industrials — 21.64%
AP Moller - Maersk Class B	1,410	1,838,421
Cummins	20,059	5,910,384
Kingspan Group	74,235	6,764,269
Net Power †	216,227	2,462,826
Schneider Electric	26,318	5,952,629
Sunrun †	226,236	2,981,790
Waste Management	28,484	6,071,365
		31,981,684
Information Technology — 3.37%
First Solar †	29,528	4,984,326
		4,984,326
Materials — 16.72%
Alcoa	159,325	5,383,592
Anglo American	207,936	5,122,429
CF Industries Holdings	56,836	4,729,324
Holcim †	48,975	4,434,549
Nutrien	92,961	5,048,712
		24,718,606
Real Estate — 4.36%
Weyerhaeuser	179,628	6,450,441
		6,450,441
Utilities — 36.93%
AES	251,019	4,500,771
Ameren	64,064	4,738,174
American Electric Power	57,767	4,973,739
CMS Energy	87,333	5,269,673
NextEra Energy	84,373	5,392,278
Northland Power	222,231	3,630,705
Orsted 144A #, †	80,044	4,472,768
ReNew Energy Global Class A †	420,786	2,524,716
RWE	127,115	4,314,362
SSE	246,234	5,127,940
Terna - Rete Elettrica Nazionale	662,776	5,477,175
Xcel Energy	77,437	4,162,239
		54,584,540
Total Common Stocks
(cost $150,201,551)		147,630,605
Total Value of Securities—99.87%
(cost $150,201,551)		$147,630,605
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $4,472,768, which represents 3.03% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Global Real Estate Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks – 97.87%Δ
Australia – 4.77%
Charter Hall Group	15,695	$140,630
Goodman Group	12,991	286,221
Lifestyle Communities	5,625	57,439
National Storage REIT	39,720	62,121
NEXTDC †	6,826	79,133
		625,544
Belgium – 0.87%
Warehouses De Pauw CVA	3,972	113,386
		113,386
Canada – 1.62%
Boardwalk Real Estate Investment Trust	1,344	77,472
Canadian Apartment Properties REIT	1,835	62,980
InterRent Real Estate Investment Trust	7,197	72,047
		212,499
France – 0.61%
Gecina	788	80,465
		80,465
Germany – 1.82%
LEG Immobilien †	857	73,577
Vonovia	5,591	165,273
		238,850
Hong Kong – 2.54%
CK Asset Holdings	7,000	28,798
Link REIT	39,498	169,813
Sun Hung Kai Properties	7,500	72,299
Wharf Real Estate Investment	19,000	61,780
		332,690
Japan – 10.80%
Advance Residence Investment	63	139,418
Mitsubishi Estate	19,450	352,690
Mitsubishi Estate Logistics REIT Investment	36	91,558
Nippon Building Fund	37	147,873
Nippon Prologis REIT	93	165,628
Sekisui House	2,200	49,906
Sumitomo Realty & Development	7,100	263,401
Tokyu REIT	62	65,940
United Urban Investment	138	140,297
		1,416,711
Mexico – 0.93%
Corp Inmobiliaria Vesta ADR	3,095	121,448
		121,448
Singapore – 3.01%
CapitaLand Ascendas REIT	72,200	148,116
Frasers Centrepoint Trust	78,516	127,347
Mapletree Logistics Trust	109,783	118,707
		394,170
Spain – 2.57%
Cellnex Telecom 144A #	4,834	170,901
Inmobiliaria Colonial Socimi	10,748	63,659
Merlin Properties Socimi	9,551	102,783
		337,343
Sweden – 1.38%
Castellum †	4,142	54,522
Fabege	4,610	43,111
Fastighets Balder Class B †	7,412	54,482
Wihlborgs Fastigheter	3,100	28,730
		180,845
Tanzania – 0.10%
Helios Towers †	11,305	13,541
		13,541
United Kingdom – 4.06%
Big Yellow Group	7,021	94,287
Derwent London	1,527	41,784
Land Securities Group	9,825	81,621
Segro	13,976	159,428
Shaftesbury Capital	20,654	37,617
UNITE Group	9,531	117,649
		532,386
United States – 62.79%
Agree Realty	4,253	242,931
Alexandria Real Estate Equities	2,923	376,804
American Healthcare REIT	6,510	96,023
American Homes 4 Rent Class A	6,707	246,683
American Tower	1,124	222,091
AvalonBay Communities	2,043	379,099
CBRE Group Class A †	715	69,527
Digital Realty Trust	2,924	421,173
DigitalBridge Group	5,929	114,252
Equinix	1,092	901,260
Equity LifeStyle Properties	2,622	168,857
Equity Residential	3,840	242,342
Federal Realty Investment Trust	1,888	192,803
First Industrial Realty Trust	5,651	296,904
Invitation Homes	9,517	338,900
Kite Realty Group Trust	13,087	283,726
Prologis	5,541	721,549
Public Storage	1,308	379,398
Realty Income	7,389	399,745
Ryman Hospitality Properties	875	101,159
Simon Property Group	1,478	231,292
Sun Communities	2,426	311,935
Sunstone Hotel Investors	7,611	84,787
VICI Properties	13,390	398,888
Welltower	10,711	1,000,836

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Xenia Hotels & Resorts	711	$10,672
		8,233,636
Total Common Stocks
(cost $10,445,743)		12,833,514
Total Value of Securities-97.87%
(cost $10,445,743)		$12,833,514
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 45 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $170,901, which represents 1.30% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CVA – Certified Dutch Certificate

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund	March 31, 2024
	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.37%
Connecticut Avenue Securities Trust
Series 2023-R08 1M1 144A
6.82% (SOFR + 1.50%) 10/25/43 #, •	1,447,254	$1,453,529
Fannie Mae REMICs
Series 2015-18 NS 0.685%
(6.01% minus SOFR, Cap 6.12%) 4/25/45 Σ, •	3,569,218	364,454
Series 2015-37 SB 0.185%
(5.51% minus SOFR, Cap 5.62%) 6/25/45 Σ, •	7,394,711	600,200
Series 2016-48 US 0.665%
(5.99% minus SOFR, Cap 6.10%) 8/25/46 Σ, •	8,305,597	550,406
Series 2017-33 AI 4.50% 5/25/47 Σ	3,109,873	434,843
Series 2019-13 IP 5.00% 3/25/49 Σ	2,294,181	449,807
Series 4740 SB 0.717%
(6.04% minus SOFR, Cap 6.15%) 11/15/47 Σ, •	3,549,343	357,567
Freddie Mac Structured Agency
Credit Risk REMIC Trust
Series 2023-HQA3 A1 144A
7.17% (SOFR + 1.85%) 11/25/43 #, •	490,928	496,609
GNMA
Series 2021-162 IN 3.00% 9/20/51 Σ	14,692,199	2,198,940
Total Agency Collateralized Mortgage Obligations
(cost $8,998,804)		6,906,355

Agency Mortgage-Backed Securities — 4.42%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	1,002,314	894,688
2.50% 8/1/36	944,327	860,618
3.00% 11/1/33	348,159	328,745
Fannie Mae S.F. 30 yr
2.00% 3/1/51	3,717,979	2,953,521
2.00% 9/1/51	1,336,375	1,061,241
2.50% 11/1/51	101,781	84,702
2.50% 2/1/52	4,774,417	3,977,624
2.50% 4/1/52	120,022	99,820
3.00% 4/1/47	1,820,438	1,595,974
3.00% 12/1/51	2,058,247	1,790,405
3.00% 2/1/52	387,915	336,275
3.00% 5/1/52	392,404	339,948
3.00% 6/1/52	794,310	688,716
Fannie Mae S.F. 30 yr
3.50% 1/1/48	343,530	314,263
3.50% 7/1/50	537,740	488,546
3.50% 6/1/52	3,239,941	2,901,333
3.50% 9/1/52	4,235,000	3,822,986
4.50% 1/1/50	901,687	884,297
4.50% 10/1/52	2,987,631	2,844,911
4.50% 2/1/53	1,346,096	1,281,792
5.00% 8/1/53	307,900	300,395
5.50% 8/1/52	2,062,456	2,056,675
5.50% 7/1/53	377,654	375,750
6.00% 6/1/53	1,692,200	1,707,492
6.00% 7/1/53	485,202	499,466
6.00% 9/1/53	431,720	435,621
Fannie Mae S.F. 30 yr TBA
5.50% 4/1/54	6,004,000	5,974,198
Freddie Mac S.F. 20 yr
2.00% 8/1/42	1,561,371	1,318,813
2.50% 2/1/42	1,040,340	903,133
3.00% 3/1/37	814,232	747,397
Freddie Mac S.F. 30 yr
2.00% 2/1/52	727,283	575,865
2.00% 3/1/52	1,712,503	1,356,329
2.50% 11/1/50	58,547	49,220
2.50% 1/1/52	4,614,965	3,839,608
3.00% 12/1/46	1,805,404	1,587,492
3.00% 1/1/52	385,639	331,918
3.50% 4/1/52	2,282,277	2,050,247
4.00% 9/1/49	581,279	548,470
4.00% 8/1/52	2,470,795	2,302,212
4.00% 9/1/52	2,249,968	2,091,969
4.50% 9/1/52	4,790,077	4,574,638
4.50% 10/1/52	3,215,143	3,061,554
5.00% 9/1/52	2,388,377	2,350,800
5.00% 6/1/53	2,248,840	2,193,965
5.50% 9/1/52	471,540	473,386
5.50% 2/1/53	3,197,625	3,206,211
5.50% 6/1/53	647,576	644,312
5.50% 9/1/53	862,769	864,139
GNMA II S.F. 30 yr
3.00% 12/20/51	616,202	543,619
3.00% 1/20/52	2,338,699	2,062,280
5.00% 9/20/52	2,155,742	2,119,932
5.50% 5/20/53	1,762,361	1,761,202
5.50% 2/20/54	672,433	675,720
6.00% 2/20/54	527,034	531,951
Total Agency Mortgage-Backed Securities
(cost $83,008,564)		81,666,384

	Principal
	amount°	Value (US $)
Convertible Bond — 0.30%
New Cotai 0.000% exercise price $0.40, maturity date 2/2/27 =	2,141,631	$5,457,136
Total Convertible Bond
(cost $2,093,922)		5,457,136

Corporate Bonds — 13.39%
Banking — 1.77%
Banco de Credito del Peru 144A 3.125% 7/1/30 #, µ	1,562,000	1,496,955
Banco Santander
5.538% 3/14/30 µ	400,000	400,104
5.588% 8/8/28	400,000	405,879
Bank of America
2.482% 9/21/36 µ	580,000	464,221
5.468% 1/23/35 µ	550,000	553,793
5.819% 9/15/29 µ	495,000	507,726
5.872% 9/15/34 µ	255,000	264,588
6.204% 11/10/28 µ	470,000	486,414
Bank of Montreal 7.70%
5/26/84 µ	885,000	897,612
Bank of New York Mellon 4.70%
9/20/25 µ, y	455,000	447,599
Barclays
6.224% 5/9/34 µ	684,000	705,850
7.385% 11/2/28 µ	305,000	323,583
Citibank 5.488% 12/4/26	1,385,000	1,400,163
Citigroup 5.61% 9/29/26 µ	88,000	88,162
Citizens Bank 6.064%
10/24/25 µ	840,000	836,757
Credit Agricole
144A 5.365% 3/11/34 #	605,000	607,065
144A 5.514% 7/5/33 #	915,000	939,594
Deutsche Bank
3.729% 1/14/32 µ	301,000	253,726
6.72% 1/18/29 µ	939,000	971,660
6.819% 11/20/29 µ	815,000	852,469
7.146% 7/13/27 µ	355,000	364,962
Fifth Third Bancorp 6.361%
10/27/28 µ	1,099,000	1,125,120
Fifth Third Bank 5.852%
10/27/25 µ	625,000	624,582
Goldman Sachs Group
1.542% 9/10/27 µ	1,970,000	1,800,576
6.484% 10/24/29 µ	555,000	584,106
Huntington Bancshares 6.208%
8/21/29 µ	545,000	558,158
Huntington National Bank
4.552% 5/17/28 µ	1,946,000	1,887,620
5.65% 1/10/30	330,000	331,998
ING Groep 6.083% 9/11/27 µ	260,000	263,303
JPMorgan Chase & Co.
1.764% 11/19/31 µ	705,000	571,409
1.953% 2/4/32 µ	410,000	334,194
5.012% 1/23/30 µ	920,000	916,611
5.336% 1/23/35 µ	610,000	612,615
6.254% 10/23/34 µ	246,000	262,937
KeyBank
4.15% 8/8/25	1,195,000	1,161,986
5.00% 1/26/33	710,000	658,586
5.85% 11/15/27	205,000	203,411
Morgan Stanley
2.484% 9/16/36 µ	730,000	577,675
5.164% 4/20/29 µ	780,000	779,604
5.173% 1/16/30 µ	330,000	330,385
5.25% 4/21/34 µ	81,000	80,396
5.466% 1/18/35 µ	365,000	368,401
6.138% 10/16/26 µ	340,000	344,003
6.296% 10/18/28 µ	575,000	595,088
6.407% 11/1/29 µ	365,000	382,884
6.627% 11/1/34 µ	495,000	541,856
PNC Financial Services Group
5.676% 1/22/35 µ	340,000	343,250
6.875% 10/20/34 µ	615,000	673,794
Popular 7.25% 3/13/28	320,000	328,153
State Street 4.993% 3/18/27	520,000	521,161
SVB Financial Group 4.57%
4/29/33 ‡	390,000	247,406
UBS Group 144A 5.699%
2/8/35 #, µ	200,000	201,103
US Bancorp
4.653% 2/1/29 µ	411,000	403,007
5.384% 1/23/30 µ	155,000	155,725
5.678% 1/23/35 µ	345,000	348,502
5.727% 10/21/26 µ	120,000	120,683
6.787% 10/26/27 µ	220,000	227,874
		32,737,044
Basic Industry — 0.19%
BHP Billiton Finance USA 5.25% 9/8/30	122,000	124,129
Freeport-McMoRan 5.45% 3/15/43	775,000	742,632
LYB International Finance III
3.625% 4/1/51	395,000	280,076
5.50% 3/1/34	1,210,000	1,212,724
Sherwin-Williams 2.90%
3/15/52	1,650,000	1,075,717
		3,435,278

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage — 0.13%
Jefferies Financial Group
2.625% 10/15/31	2,195,000	$1,809,523
5.875% 7/21/28	135,000	137,504
6.05% 3/12/25	485,000	485,545
		2,432,572
Capital Goods — 0.07%
Boeing 2.196% 2/4/26	800,000	749,301
Northrop Grumman 5.20% 6/1/54	625,000	609,187
		1,358,488
Communication Services — 2.59%
Altice France Holding 144A 10.50% 5/15/27 #	6,387,000	2,395,707
CCO Holdings 144A 4.50% 8/15/30 #	8,000,000	6,709,378
Connect Finco 144A 6.75% 10/1/26 #	7,000,000	6,866,686
Consolidated Communications
144A 5.00% 10/1/28 #	2,500,000	2,086,084
144A 6.50% 10/1/28 #	2,500,000	2,190,054
Directv Financing 144A 5.875% 8/15/27 #	7,420,000	7,024,226
Frontier Communications Holdings
5.875% 11/1/29	7,927,781	6,707,378
144A 6.00% 1/15/30 #	461,000	390,987
Gray Television
144A 4.75% 10/15/30 #	4,830,000	3,171,492
144A 5.375% 11/15/31 #	4,780,000	3,138,904
Sirius XM Radio 144A 4.125% 7/1/30 #	8,155,000	7,133,938
		47,814,834
Communications — 0.65%
American Tower
2.30% 9/15/31	310,000	253,194
5.20% 2/15/29	1,410,000	1,410,010
5.45% 2/15/34	465,000	465,934
AT&T 3.50% 9/15/53	3,130,000	2,210,045
Cellnex Finance 144A 3.875% 7/7/41 #	355,000	278,860
Charter Communications
Operating 3.85% 4/1/61	1,790,000	1,063,260
Comcast
3.375% 8/15/25	1,545,000	1,510,430
4.55% 1/15/29	295,000	292,771
Crown Castle 1.05% 7/15/26	560,000	509,272
Discovery Communications 4.00% 9/15/55	530,000	363,008
Rogers Communications
5.00% 2/15/29	575,000	571,247
5.30% 2/15/34	640,000	634,532
T-Mobile USA 5.75% 1/15/34	1,730,000	1,802,527
Verizon Communications
2.875% 11/20/50	495,000	323,583
5.50% 2/23/54	235,000	237,709
		11,926,382
Consumer Cyclical — 0.27%
Amazon.com 2.50% 6/3/50	1,322,000	844,517
Aptiv 3.10% 12/1/51	1,435,000	905,944
Ford Motor Credit 5.80% 3/5/27	1,060,000	1,064,372
General Motors
5.40% 4/1/48	404,000	370,928
5.95% 4/1/49	135,000	133,240
General Motors Financial 5.75% 2/8/31	180,000	182,014
VICI Properties 4.95% 2/15/30	1,595,000	1,543,624
		5,044,639
Consumer Discretionary — 1.77%
Bath & Body Works 6.875% 11/1/35	7,245,000	7,414,055
Carnival 144A 7.625% 3/1/26 #	7,735,000	7,831,216
Ford Motor 6.10% 8/19/32	7,000,000	7,097,648
Light & Wonder International 144A 7.25% 11/15/29 #	1,610,000	1,653,859
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	7,565,000	7,482,004
Staples 144A 7.50% 4/15/26 #	1,209,000	1,181,116
		32,659,898
Consumer Non-Cyclical — 0.60%
AbbVie
4.95% 3/15/31	1,195,000	1,204,126
5.35% 3/15/44	230,000	234,674
Amgen
5.15% 3/2/28	285,000	286,964
5.25% 3/2/33	2,043,000	2,061,110
Bunge Limited Finance 2.75% 5/14/31	870,000	749,582
Cardinal Health 5.125% 2/15/29	750,000	751,791
Gilead Sciences 5.55% 10/15/53	360,000	372,901
HCA
3.50% 7/15/51	329,000	227,443
5.45% 4/1/31	305,000	306,697
6.00% 4/1/54	1,025,000	1,041,266
JBS USA LUX 3.625% 1/15/32	2,000,000	1,712,520

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Royalty Pharma 3.35% 9/2/51	2,960,000	$1,948,655
Zoetis 5.40% 11/14/25	165,000	165,271
		11,063,000
Electric — 0.85%
AEP Texas 5.40% 6/1/33	185,000	184,706
American Electric Power 5.699% 8/15/25	980,000	982,382
Appalachian Power 4.50% 8/1/32	925,000	868,378
Berkshire Hathaway Energy 2.85% 5/15/51	1,725,000	1,112,157
Constellation Energy Generation 5.75% 3/15/54	535,000	536,276
DTE Energy 5.10% 3/1/29	440,000	438,426
Duke Energy Carolinas 4.95% 1/15/33	1,325,000	1,318,690
Exelon 5.30% 3/15/33	245,000	245,870
National Rural Utilities
Cooperative Finance 5.80% 1/15/33	80,000	83,285
NextEra Energy Capital Holdings
3.00% 1/15/52	425,000	275,086
5.55% 3/15/54	490,000	487,175
5.749% 9/1/25	170,000	170,786
NRG Energy 144A 2.00% 12/2/25 #	3,470,000	3,258,581
Oglethorpe Power 144A 6.20% 12/1/53 #	110,000	115,737
Pacific Gas & Electric 4.95% 7/1/50	2,560,000	2,204,288
PacifiCorp
5.10% 2/15/29	110,000	110,877
5.45% 2/15/34	190,000	190,708
5.80% 1/15/55	175,000	172,741
Southern California Edison 5.20% 6/1/34	1,305,000	1,292,510
Vistra Operations 144A 6.95% 10/15/33 #	1,620,000	1,730,625
		15,779,284
Energy — 1.64%
BP Capital Markets America
2.721% 1/12/32	530,000	456,854
2.939% 6/4/51	1,255,000	838,542
Cheniere Energy Partners
4.50% 10/1/29	840,000	800,291
Diamondback Energy
3.125% 3/24/31	1,280,000	1,134,626
4.25% 3/15/52	680,000	551,098
Enbridge 6.70% 11/15/53	485,000	548,610
Energy Transfer
5.75% 2/15/33	1,680,000	1,707,830
5.95% 5/15/54	730,000	728,957
6.75% 5/15/25 µ, y	5,879,000	5,799,214
9.597% 4/15/24 y, •	5,000,000	4,984,981
Enterprise Products Operating
3.30% 2/15/53	1,425,000	1,012,527
5.35% 1/31/33	105,000	107,231
Hilcorp Energy I
144A 6.00% 2/1/31 #	3,725,000	3,635,869
144A 6.25% 4/15/32 #	3,487,000	3,441,706
Kinder Morgan
5.00% 2/1/29	165,000	164,424
5.20% 6/1/33	380,000	374,432
Occidental Petroleum 6.125% 1/1/31	1,478,000	1,532,051
ONEOK
5.65% 11/1/28	165,000	168,758
5.80% 11/1/30	225,000	231,974
6.05% 9/1/33	150,000	156,516
Targa Resources Partners
5.00% 1/15/28	1,935,000	1,908,732
		30,285,223
Finance Companies — 0.24%
AerCap Ireland Capital DAC 3.65% 7/21/27	1,810,000	1,712,443
Air Lease
4.625% 10/1/28	769,000	748,847
5.10% 3/1/29	556,000	552,752
Aviation Capital Group 144A 3.50% 11/1/27 #	1,605,000	1,494,517
		4,508,559
Healthcare — 0.00%
Humana 5.75% 3/1/28	85,000	86,888
		86,888
Industrials — 0.65%
AerCap Holdings 5.875% 10/10/79 µ	10,000,000	9,936,073
Wesco Aircraft Holdings 144A 8.50% 11/15/24 #, ‡	6,543,000	2,126,475
		12,062,548
Information Technology — 0.45%
NCR Voyix
144A 5.00% 10/1/28 #	1,000,000	933,263
144A 5.125% 4/15/29 #	7,705,000	7,154,924
Workday
3.50% 4/1/27	55,000	52,679
3.70% 4/1/29	110,000	103,771

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Information Technology (continued)
Workday 3.80% 4/1/32	110,000	$100,219
		8,344,856
Insurance — 0.70%
AIA Group
144A 3.20% 9/16/40 #	1,432,000	1,070,555
144A 3.375% 4/7/30 #	1,960,000	1,797,849
American International Group 5.125% 3/27/33	615,000	611,980
Aon 5.00% 9/12/32	1,605,000	1,591,695
Aon North America
5.30% 3/1/31	710,000	715,806
5.75% 3/1/54	115,000	118,006
Athene Holding
3.45% 5/15/52	985,000	647,224
3.95% 5/25/51	440,000	323,717
6.25% 4/1/54	255,000	259,101
Berkshire Hathaway Finance 3.85% 3/15/52	293,000	237,146
Marsh & McLennan 5.70% 9/15/53	975,000	1,013,001
New York Life Global Funding 144A 5.45% 9/18/26 #	710,000	716,048
UnitedHealth Group
4.50% 4/15/33	2,106,000	2,039,275
4.90% 4/15/31	475,000	475,432
5.05% 4/15/53	513,000	498,607
5.375% 4/15/54	765,000	778,623
		12,894,065
Materials — 0.06%
First Quantum Minerals 144A 6.875% 10/15/27 #	1,100,000	1,055,912
		1,055,912
Natural Gas — 0.01%
Atmos Energy 2.85% 2/15/52	385,000	251,203
		251,203
Real Estate Investment Trusts — 0.12%
American Homes 4 Rent
3.625% 4/15/32	220,000	193,538
5.50% 2/1/34	445,000	443,828
CIBANCO Institucion de Banca
Multiple Trust 144A 4.375% 7/22/31 #	1,000,000	816,525
Extra Space Storage 5.40% 2/1/34	725,000	722,084
		2,175,975
Technology — 0.57%
Apple
1.40% 8/5/28	365,000	320,959
2.40% 8/20/50	3,122,000	1,973,439
Broadcom 144A 3.469% 4/15/34 #	1,970,000	1,688,803
CDW
2.67% 12/1/26	1,310,000	1,217,766
3.276% 12/1/28	1,035,000	945,281
Entegris 144A 4.75% 4/15/29 #	385,000	369,393
Oracle
3.60% 4/1/50	665,000	480,827
4.65% 5/6/30	810,000	794,602
Tencent Holdings 144A 3.24% 6/3/50 #	3,910,000	2,664,034
		10,455,104
Transportation — 0.06%
Burlington Northern Santa Fe 2.875% 6/15/52	835,000	547,552
ERAC USA Finance
144A 4.90% 5/1/33 #	255,000	250,112
144A 5.00% 2/15/29 #	225,000	225,507
		1,023,171
Total Corporate Bonds
(cost $252,699,003)		247,394,923

Government Agency Obligation — 0.12%
Petroleos Mexicanos 6.70% 2/16/32	2,595,000	2,159,734
Total Government Agency Obligation
(cost $2,605,344)		2,159,734

Municipal Bonds — 0.07%
Commonwealth of Puerto Rico
(Restructured)
Series A-1 3.045% 7/1/24 ^	30,657	30,354
Series A-1 4.00% 7/1/35	137,232	134,905
Series A-1 4.00% 7/1/37	145,770	141,094
GDB Debt Recovery Authority of Puerto Rico Revenue 7.50% 8/20/40	1,081,411	1,038,154
Total Municipal Bonds
(cost $1,340,371)		1,344,507

Non-Agency Collateralized Mortgage Obligations — 0.36%
COLT Mortgage Loan Trust Series 2021-3 B1 144A 3.059% 9/27/66 #, •	2,000,000	1,259,113
CSMC Trust Series 2020-NQM1 B1 144A 4.462% 5/25/65 #, •	4,968,250	4,409,222

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Verus Securitization Trust Series 2019-INV2 B1 144A 4.452% 7/25/59 #, •	1,097,000	$1,040,225

Total Non-Agency Collateralized Mortgage Obligations
(cost $8,271,423)		6,708,560

Non-Agency Commercial Mortgage-Backed Securities — 1.05%
BANK Series 2020-BN25 A5 2.649% 1/15/63	2,163,000	1,884,756
BBCMS Mortgage Trust Series 2020-C7 A5 2.037% 4/15/53	1,250,000	1,052,997
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	2,000,000	1,871,703
Series 2020-B20 A5 2.034% 10/15/53	2,000,000	1,600,521
Series 2021-B24 A5 2.584% 3/15/54	2,250,000	1,869,338
Series 2021-B25 A5 2.577% 4/15/54	4,000,000	3,266,662
Series 2022-B35 A5 4.444% 5/15/55 •	2,000,000	1,870,915
Citigroup Commercial Mortgage Trust Series 2020-555 A 144A 2.647% 12/10/41 #	2,000,000	1,701,917
Grace Trust Series 2020-GRCE A 144A 2.347% 12/10/40 #	2,225,000	1,808,924
GS Mortgage Securities Trust Series 2020-GC47 A5 2.377% 5/12/53	2,813,000	2,396,035
Total Non-Agency Commercial Mortgage- Backed Securities
(cost $20,113,684)		19,323,768

Loan Agreements — 1.80%
Advantage Sales & Marketing Tranche B-1 9.823% (SOFR03M + 4.76%) 10/28/27 •	2,992,936	3,002,496
Jones DesLauriers Insurance Management 8.805% (SOFR03M + 3.50%) 3/15/30 •	12,000,000	12,024,996
MLN US HoldCo 1st Lien12.11% (SOFR03M + 6.80%) 10/18/27 •	7,567,274	1,513,455
PetSmart 9.18% (SOFR01M + 3.85%) 2/11/28 •	6,728,203	6,718,588
White Cap Buyer 9.08% (SOFR01M + 3.75%) 10/19/27 •	10,012,573	10,053,775
Total Loan Agreements
(cost $38,428,637)		33,313,310

US Treasury Obligations — 1.37%
US Treasury Bonds
4.25% 2/15/54	305,000	300,020
4.50% 2/15/44	365,000	367,110
US Treasury Floating Rate Note
5.545% (USBMMY3M + 0.25%) 1/31/26 •	15,625,000	15,642,608
US Treasury Notes
3.375% 5/15/33	5,000	4,685
4.00% 1/31/31	350,000	345,488
4.00% 2/15/34	390,000	383,602
4.25% 3/15/27	1,795,000	1,786,867
4.25% 2/28/29	5,230,000	5,237,763
4.25% 2/28/31	995,000	996,943
4.50% 9/30/28	35,000	35,509
4.50% 11/15/33	250,000	255,605
Total US Treasury Obligations
(cost $25,339,984)		25,356,200

	Number of
	shares
Common Stocks — 67.15%
Communication Services — 6.73%
Alphabet Class A †	304,229	45,917,283
Deutsche Telekom	847,770	20,578,875
Meta Platforms Class A	39,066	18,969,669
Netflix †	30,725	18,660,214
New Cotai =	1,819,823	1,854,852
Pinterest Class A †	339,750	11,779,133
Sea ADR †	122,568	6,583,127
		124,343,153
Consumer Discretionary — 6.90%
Amazon.com †	231,430	41,745,343
Darden Restaurants	111,618	18,656,949
DraftKings Class A †	141,318	6,417,250
Ferrari	46,027	20,061,116
Home Depot	48,108	18,454,229
LVMH Moet Hennessy Louis Vuitton	21,199	19,067,170
Media Group Holdings Series H <<, =, †	640,301	554,181
Media Group Holdings Series T <<, =, †	80,253	0

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Consumer Discretionary (continued)
Studio City International Holdings †	184,458	$1,278,294
Studio City International Holdings ADR †	163,034	1,129,826
		127,364,358
Consumer Staples — 4.78%
Asahi Group Holdings	353,000	12,927,943
Casey's General Stores	64,091	20,409,779
China Mengniu Dairy	7,389,687	15,861,547
Coca-Cola	295,224	18,061,804
Procter & Gamble	129,876	21,072,381
		88,333,454
Energy — 3.01%
Canadian Natural Resources	218,229	16,655,237
ConocoPhillips	141,841	18,053,523
Schlumberger	192,979	10,577,179
Shell	310,123	10,356,806
		55,642,745
Financials — 10.88%
Adyen 144A #, †	9,833	16,633,865
Aon Class A	42,894	14,314,586
Banco do Brasil	1,577,270	17,825,032
Blue Owl Capital	819,209	15,450,282
BNP Paribas	280,360	19,920,436
Discover Financial Services	118,056	15,475,961
ICICI Bank	1,716,112	22,496,031
Intercontinental Exchange	128,387	17,644,225
KB Financial Group	259,175	13,533,892
Mastercard Class A	61,615	29,671,935
Mitsubishi UFJ Financial Group	1,772,200	17,970,188
		200,936,433
Healthcare — 7.62%
AstraZeneca	130,958	17,649,521
Biogen †	23,807	5,133,503
Danaher	60,512	15,111,057
Eli Lilly & Co.	36,502	28,397,096
Genmab †	58,903	17,660,808
Thermo Fisher Scientific	25,657	14,912,105
UnitedHealth Group	40,134	19,854,290
Vertex Pharmaceuticals †	52,928	22,124,433
		140,842,813
Industrials — 8.25%
Airbus	151,850	27,967,926
CSX	488,383	18,104,358
Howmet Aerospace	324,506	22,205,946
Ingersoll Rand	231,262	21,958,327
ITOCHU	337,400	14,407,145
Siemens	79,544	15,186,007
Thales	102,027	17,396,852
Vinci	117,944	15,111,484
		152,338,045
Information Technology — 16.99%
Apple	179,304	30,747,050
Intuit	33,846	21,999,900
KLA	39,565	27,638,922
Lam Research	19,285	18,736,728
Microchip Technology	235,209	21,100,599
Microsoft	169,133	71,157,636
NVIDIA	46,806	42,292,029
Salesforce	102,972	31,013,107
Synopsys †	23,272	13,299,948
Taiwan Semiconductor Manufacturing	1,493,550	35,887,948
		313,873,867
Materials — 0.84%
Mondi	881,271	15,522,093
		15,522,093
Utilities — 1.15%
NTPC	5,261,375	21,183,654
		21,183,654
Total Common Stocks
(cost $1,458,948,245)		1,240,380,615

Preferred Stock — 0.49%
Petroleo Brasileiro 8.44% ω	1,210,217	9,048,757
Total Preferred Stock
(cost $7,349,392)		9,048,757

Exchange-Traded Funds — 3.10%
iShares Core U.S. Aggregate Bond ETF	285,114	27,924,065
Vanguard Russell 2000 ETF	344,761	29,325,371
Total Exchange-Traded Funds
(cost $54,046,837)		57,249,436

	Troy
	Ounces
Bullion — 3.95%
Gold	32,846	72,959,812
Total Bullion
(cost $38,406,159)		72,959,812

	Number of
	shares	Value (US $)
Short-Term Investments — 0.84%
Money Market Mutual Funds — 0.84%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	3,884,030	$3,884,030
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	3,884,030	3,884,030
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	3,884,030	3,884,030
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	3,884,030	3,884,030
Total Short-Term Investments
(cost $15,536,120)		15,536,120
Total Value of Securities—98.78%
(cost $2,017,186,489)		$1,824,805,617
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $126,129,067, which represents 6.83% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2024. Rate will reset at a future date.
y	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
w	Perpetual security with no stated maturity date.

The following forward foreign currency exchange contracts and futures contracts were outstanding at March 31, 2024:1

Forward Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
JPMCB	JPY	203,380,000	USD	(1,365,666)	5/23/24	$—	$(10,113)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
359	US Treasury 5 yr Notes	$38,418,611	$38,399,342	6/28/24	$19,269	$—	$(42,067)
	US Treasury 10 yr Ultra
(28)	Notes	(3,209,063)	(3,177,711)	6/18/24	—	(31,352)	(438)

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
(17)	US Treasury Long Bonds	$(2,047,437)	$(2,007,284)	6/18/24	$—	$(40,153)	$(4,250)
Total Futures Contracts			$33,214,347		$19,269	$(71,505)	$(46,755)

The use of forward foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

1 See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

GS – Goldman Sachs

JPMCB – JPMorgan Chase Bank

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TBA – To be announced

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Balanced Fund	March 31, 2024
	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.32%
Connecticut Avenue Securities Trust
Series 2022-R01 1M2 144A 7.22% (SOFR + 1.90%) 12/25/41 #, •	1,750,000	$1,762,086
Series 2023-R08 1M1 144A 6.82% (SOFR + 1.50%) 10/25/43 #, •	4,160,856	4,178,895
Fannie Mae REMICs
Series 2016-36 VB 3.50% 6/25/29	3,148,406	3,054,233
Series 2016-71 NB 3.00% 10/25/46	4,387,535	3,974,030
Freddie Mac REMICs
Series 4616 HW 3.00% 6/15/45	2,534,912	2,370,381
Freddie Mac Structured Agency
Credit Risk REMIC Trust
Series 2021-HQA2 M2 144A 7.37% (SOFR + 2.05%) 12/25/33 #, •	4,491,757	4,548,045
Series 2023-HQA3 A1 144A 7.17% (SOFR + 1.85%) 11/25/43 #, •	1,080,042	1,092,539
Total Agency Collateralized Mortgage Obligations
(cost $21,683,951)		20,980,209

Agency Mortgage-Backed Securities — 10.82%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	2,337,795	2,086,767
2.50% 8/1/36	2,356,178	2,147,317
3.00% 11/1/33	806,368	761,404
Fannie Mae S.F. 20 yr 2.00% 5/1/41	2,106,845	1,777,984
Fannie Mae S.F. 30 yr
2.00% 3/1/51	1,938,771	1,540,138
2.00% 9/1/51	4,835,184	3,839,713
2.50% 8/1/50	1,756,039	1,482,721
2.50% 11/1/51	622,562	518,093
2.50% 1/1/52	1,903,529	1,577,731
2.50% 2/1/52	1,434,836	1,198,453
2.50% 4/1/52	2,010,816	1,672,355
3.00% 12/1/51	3,292,533	2,864,073
3.00% 5/1/52	2,452,998	2,125,083
3.00% 6/1/52	1,965,382	1,704,110
3.50% 7/1/50	5,498,008	4,995,032
3.50% 8/1/51	3,930,879	3,538,350
3.50% 6/1/52	5,601,533	5,074,939
3.50% 9/1/52	4,430,000	3,999,015
4.00% 6/1/52	2,850,827	2,644,290
Fannie Mae S.F. 30 yr
4.50% 5/1/49	1,696,511	1,636,642
4.50% 1/1/50	1,953,626	1,915,948
4.50% 10/1/52	8,300,197	7,903,694
4.50% 2/1/53	8,099,410	7,712,492
5.00% 8/1/53	4,167,798	4,080,335
5.50% 10/1/52	3,978,072	3,967,006
5.50% 11/1/52	1,721,854	1,727,214
6.00% 6/1/53	1,071,301	1,080,982
6.00% 9/1/53	4,228,005	4,266,211
6.50% 10/1/28	5,355	5,402
6.50% 2/1/29	1,026	1,037
6.50% 2/1/32	9,169	9,554
6.50% 9/1/32	7,923	8,181
7.00% 11/1/31	8,727	8,998
7.00% 2/1/32	9,022	9,302
7.00% 3/1/32	3,780	3,898
7.00% 7/1/32	4,904	5,056
Fannie Mae S.F. 30 yr TBA 5.50% 4/1/54	5,159,000	5,133,392
Freddie Mac S.F. 20 yr
2.00% 3/1/41	7,598,155	6,415,484
2.50% 2/1/42	3,164,161	2,746,851
3.00% 3/1/37	1,964,465	1,803,214
Freddie Mac S.F. 30 yr
2.00% 2/1/52	6,072,319	4,808,083
2.00% 3/1/52	3,000,931	2,376,784
2.50% 11/1/50	356,542	299,746
2.50% 12/1/51	1,651,063	1,386,778
2.50% 1/1/52	10,645,455	8,889,691
3.00% 8/1/51	319,023	277,191
3.00% 1/1/52	11,464,857	9,867,752
3.50% 4/1/52	2,978,998	2,681,128
4.00% 9/1/49	1,024,913	967,065
4.00% 8/1/52	6,347,497	5,914,404
4.00% 9/1/52	2,354,467	2,184,017
4.50% 9/1/52	3,553,715	3,385,404
4.50% 10/1/52	4,394,089	4,184,182
5.00% 9/1/52	2,696,678	2,654,250
5.00% 6/1/53	6,519,260	6,360,179
5.50% 9/1/52	1,210,786	1,215,528
5.50% 11/1/52	928,070	928,752
5.50% 2/1/53	1,811,683	1,816,547
5.50% 3/1/53	1,999,715	2,007,524
5.50% 6/1/53	1,364,676	1,357,798
5.50% 9/1/53	2,020,022	2,023,230
6.50% 12/1/31	11,290	11,610
6.50% 1/1/32	8,254	8,512
GNMA II S.F. 30 yr
3.00% 12/20/51	1,561,809	1,377,842
3.00% 1/20/52	1,541,113	1,358,963

Schedules of investments

Delaware Ivy Balanced Fund

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
5.00% 9/20/52	1,504,935	$1,479,936
5.50% 5/20/53	3,167,073	3,164,990
5.50% 2/20/54	1,453,613	1,460,719
6.00% 2/20/54	1,333,556	1,345,999
Total Agency Mortgage-Backed Securities
(cost $178,570,830)		171,783,065

Corporate Bonds — 10.74%
Banking — 2.66%
Banco Santander
5.538% 3/14/30 µ	400,000	400,104
5.588% 8/8/28	400,000	405,879
Bank of America
2.482% 9/21/36 µ	1,370,000	1,096,521
5.468% 1/23/35 µ	710,000	714,897
5.819% 9/15/29 µ	1,001,000	1,026,734
6.204% 11/10/28 µ	2,555,000	2,644,227
Bank of Montreal 7.70% 5/26/84 µ	625,000	633,907
Bank of New York Mellon 4.70% 9/20/25 µ, y	1,675,000	1,647,753
Barclays
6.224% 5/9/34 µ	406,000	418,969
7.385% 11/2/28 µ	443,000	469,991
Citibank 5.488% 12/4/26	1,010,000	1,021,058
Citizens Bank 6.064% 10/24/25 µ	2,585,000	2,575,020
Credit Agricole
144A 5.301% 7/12/28 #	435,000	439,658
144A 5.365% 3/11/34 #	775,000	777,646
144A 6.316% 10/3/29 #, µ	1,325,000	1,374,329
Deutsche Bank
3.729% 1/14/32 µ	718,000	605,233
6.72% 1/18/29 µ	1,232,000	1,274,851
6.819% 11/20/29 µ	852,000	891,170
7.146% 7/13/27 µ	420,000	431,786
Fifth Third Bancorp 6.361% 10/27/28 µ	170,000	174,040
Fifth Third Bank 5.852% 10/27/25 µ	1,430,000	1,429,044
Goldman Sachs Group
1.542% 9/10/27 µ	205,000	187,370
6.484% 10/24/29 µ	2,095,000	2,204,868
Huntington Bancshares 6.208% 8/21/29 µ	645,000	660,573
Huntington National Bank
4.552% 5/17/28 µ	250,000	242,500
5.65% 1/10/30	430,000	432,604
ING Groep 6.083% 9/11/27 µ	305,000	308,874

JPMorgan Chase & Co.
1.953% 2/4/32 µ	605,000	493,140
5.00% 8/1/24 µ, y	2,476,000	2,469,460
5.012% 1/23/30 µ	520,000	518,085
5.336% 1/23/35 µ	790,000	793,387
6.254% 10/23/34 µ	249,000	266,143
KeyBank
4.15% 8/8/25	250,000	243,093
5.85% 11/15/27	479,000	475,286
KeyCorp 6.401% 3/6/35 µ	400,000	408,728
Morgan Stanley
2.484% 9/16/36 µ	790,000	625,155
5.173% 1/16/30 µ	425,000	425,496
5.25% 4/21/34 µ	193,000	191,560
5.466% 1/18/35 µ	470,000	474,379
6.138% 10/16/26 µ	1,085,000	1,097,774
6.296% 10/18/28 µ	728,000	753,434
6.407% 11/1/29 µ	420,000	440,579
6.627% 11/1/34 µ	575,000	629,429
PNC Financial Services Group
5.676% 1/22/35 µ	440,000	444,206
6.875% 10/20/34 µ	1,860,000	2,037,815
Popular 7.25% 3/13/28	375,000	384,554
State Street 4.993% 3/18/27	680,000	681,518
SVB Financial Group 4.57% 4/29/33 ‡	1,413,000	896,372
UBS Group 144A 5.699% 2/8/35 #, µ	250,000	251,379
US Bancorp
3.10% 4/27/26	1,320,000	1,266,383
4.653% 2/1/29 µ	508,000	498,120
5.384% 1/23/30 µ	200,000	200,935
5.678% 1/23/35 µ	450,000	454,568
6.787% 10/26/27 µ	255,000	264,127
		42,174,711
Basic Industry — 0.23%
BHP Billiton Finance USA 5.25% 9/8/30	289,000	294,044
Celanese US Holdings 6.05% 3/15/25	545,000	546,185
Freeport-McMoRan 5.45% 3/15/43	260,000	249,141
LYB International Finance III
3.625% 4/1/51	510,000	361,618
5.50% 3/1/34	895,000	897,015
Sherwin-Williams 3.30%
5/15/50	1,775,000	1,256,175
		3,604,178

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage — 0.13%
Jefferies Financial Group
5.875% 7/21/28	1,472,000	$1,499,300
6.05% 3/12/25	625,000	625,702
		2,125,002
Capital Goods — 0.33%
Boeing 2.196% 2/4/26	1,265,000	1,184,832
Northrop Grumman 5.20% 6/1/54	810,000	789,506
Standard Industries 144A 4.375% 7/15/30 #	883,000	794,029
Waste Management 3.15% 11/15/27	2,660,000	2,522,585
		5,290,952
Communications — 1.24%
American Tower
2.30% 9/15/31	1,765,000	1,441,569
5.20% 2/15/29	400,000	400,003
5.45% 2/15/34	350,000	350,703
AT&T 3.50% 9/15/53	2,550,000	1,800,516
CCO Holdings 144A 4.25% 1/15/34 #	1,730,000	1,307,411
Charter Communications Operating 3.85% 4/1/61	2,635,000	1,565,191
Comcast 3.45% 2/1/50	4,325,000	3,165,657
Crown Castle 1.05% 7/15/26	735,000	668,420
Discovery Communications 4.00% 9/15/55	915,000	626,703
Frontier Communications Holdings 144A 5.00% 5/1/28 #	475,000	441,245
Rogers Communications
5.00% 2/15/29	745,000	740,137
5.30% 2/15/34	830,000	822,909
Sprint Capital 6.875% 11/15/28	780,000	831,817
T-Mobile USA
3.875% 4/15/30	4,425,000	4,146,565
5.75% 1/15/34	270,000	281,319
Verizon Communications
2.875% 11/20/50	1,135,000	741,953
5.50% 2/23/54	305,000	308,516
		19,640,634
Consumer Cyclical — 0.34%
Amazon.com 2.50% 6/3/50	750,000	479,114
Carnival 144A 4.00% 8/1/28 #	455,000	424,137
Ford Motor Credit
5.80% 3/5/27	585,000	587,413
5.80% 3/8/29	430,000	431,910
6.798% 11/7/28	200,000	208,873
6.95% 6/10/26	425,000	434,354
General Motors
5.40% 4/1/48	521,000	478,350
5.95% 4/1/49	174,000	171,731
General Motors Financial 5.75% 2/8/31	230,000	232,574
VICI Properties 4.95% 2/15/30	2,075,000	2,008,163
		5,456,619
Consumer Non-Cyclical — 0.73%
AbbVie
4.95% 3/15/31	770,000	775,881
5.35% 3/15/44	295,000	300,995
Amgen
5.15% 3/2/28	1,930,000	1,943,302
5.25% 3/2/30	320,000	324,985
5.25% 3/2/33	2,408,000	2,429,346
Cardinal Health 5.125% 2/15/29	665,000	666,588
HCA
3.50% 7/15/51	400,000	276,527
5.45% 4/1/31	390,000	392,169
6.00% 4/1/54	545,000	553,649
Merck & Co. 2.75% 12/10/51	3,750,000	2,453,886
Royalty Pharma 3.55% 9/2/50	1,834,000	1,264,598
Zoetis 5.40% 11/14/25	215,000	215,353
		11,597,279
Electric — 1.34%
AEP Texas 5.40% 6/1/33	220,000	219,651
Ameren Illinois 3.25% 3/15/50	2,000,000	1,424,555
Appalachian Power 4.50% 8/1/32	1,195,000	1,121,851
Berkshire Hathaway Energy 4.60% 5/1/53	3,000,000	2,600,553
Commonwealth Edison 2.20% 3/1/30	2,070,000	1,777,650
Constellation Energy Generation 5.75% 3/15/54	680,000	681,622
DTE Energy 5.10% 3/1/29	565,000	562,979
Duke Energy Carolinas 4.95% 1/15/33	1,345,000	1,338,595
Entergy
2.80% 6/15/30	1,765,000	1,543,792
3.75% 6/15/50	700,000	514,425
Fells Point Funding Trust 144A 3.046% 1/31/27 #	1,185,000	1,112,134
Florida Power & Light 3.15% 10/1/49	2,575,000	1,815,534
National Rural Utilities Cooperative Finance 5.80% 1/15/33	95,000	98,901

Schedules of investments

Delaware Ivy Balanced Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
NextEra Energy Capital Holdings
3.00% 1/15/52	635,000	$411,011
5.55% 3/15/54	635,000	631,339
5.749% 9/1/25	1,370,000	1,376,335
Oglethorpe Power
5.05% 10/1/48	1,584,000	1,426,655
144A 6.20% 12/1/53 #	145,000	152,562
PacifiCorp
5.10% 2/15/29	145,000	146,156
5.45% 2/15/34	245,000	245,913
5.80% 1/15/55	225,000	222,095
Southern California Edison 5.20% 6/1/34	540,000	534,832
Vistra Operations 144A 6.95% 10/15/33 #	1,310,000	1,399,456
		21,358,596
Energy — 1.05%
BP Capital Markets 4.875% 3/22/30 µ, y	785,000	751,359
BP Capital Markets America
2.721% 1/12/32	760,000	655,112
4.812% 2/13/33	305,000	301,167
Cheniere Energy Partners 4.50% 10/1/29	680,000	647,854
ConocoPhillips 5.05% 9/15/33	1,360,000	1,373,190
Diamondback Energy
3.125% 3/24/31	555,000	491,967
4.25% 3/15/52	731,000	592,430
Enbridge
5.70% 3/8/33	880,000	901,599
6.70% 11/15/53	285,000	322,379
Energy Transfer
5.95% 5/15/54	440,000	439,371
6.10% 12/1/28	1,070,000	1,110,232
6.25% 4/15/49	985,000	1,011,923
6.50% 11/15/26 µ, y	950,000	933,510
Enterprise Products Operating
3.30% 2/15/53	1,025,000	728,309
5.35% 1/31/33	1,975,000	2,016,960
Kinder Morgan
5.00% 2/1/29	210,000	209,266
5.20% 6/1/33	460,000	453,259
Occidental Petroleum 6.125% 1/1/31	766,000	794,013
ONEOK
5.65% 11/1/28	195,000	199,441
5.80% 11/1/30	265,000	273,214
6.05% 9/1/33	178,000	185,732
Targa Resources Partners 5.00% 1/15/28	2,335,000	2,303,302
		16,695,589
Finance Companies — 0.45%
AerCap Ireland Capital DAC 6.50% 7/15/25	2,605,000	2,631,027
Air Lease
4.625% 10/1/28	608,000	592,066
5.10% 3/1/29	439,000	436,436
American Tower Trust #1 144A 3.652% 3/15/48 #	2,000,000	1,895,007
Aviation Capital Group 144A 3.50% 11/1/27 #	1,635,000	1,522,452
		7,076,988
Insurance — 0.94%
American International Group 5.125% 3/27/33	750,000	746,318
Aon 5.00% 9/12/32	2,080,000	2,062,757
Aon North America
5.30% 3/1/31	910,000	917,441
5.75% 3/1/54	150,000	153,921
Athene Global Funding 144A 1.985% 8/19/28 #	170,000	146,934
Athene Holding
3.45% 5/15/52	1,275,000	837,777
3.95% 5/25/51	565,000	415,682
6.25% 4/1/54	325,000	330,227
New York Life Global Funding 144A 5.45% 9/18/26 #	1,630,000	1,643,884
Northwestern Mutual Life Insurance 144A 3.85% 9/30/47 #	5,000,000	3,919,743
UnitedHealth Group
4.50% 4/15/33	2,594,000	2,511,813
4.90% 4/15/31	600,000	600,546
5.375% 4/15/54	570,000	580,151
		14,867,194
Natural Gas — 0.02%
Atmos Energy 2.85% 2/15/52	495,000	322,975
		322,975
Real Estate Investment Trusts — 0.34%
American Homes 4 Rent
3.625% 4/15/32	1,395,000	1,227,210
5.50% 2/1/34	580,000	578,472
Extra Space Storage 2.35% 3/15/32	4,400,000	3,523,210
		5,328,892

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology — 0.83%
Apple
1.40% 8/5/28	445,000	$391,307
2.70% 8/5/51	430,000	284,876
Autodesk
2.40% 12/15/31	605,000	506,957
2.85% 1/15/30	2,305,000	2,061,378
Broadcom 144A 3.469% 4/15/34 #	1,450,000	1,243,027
CDW 3.276% 12/1/28	325,000	296,827
CoStar Group 144A 2.80% 7/15/30 #	2,650,000	2,261,570
Entegris 144A 4.75% 4/15/29 #	535,000	513,312
Oracle
3.60% 4/1/50	2,136,000	1,544,430
4.65% 5/6/30	205,000	201,103
TSMC Global 144A 1.75% 4/23/28 #	4,400,000	3,916,495
		13,221,282
Transportation — 0.11%
Burlington Northern Santa Fe 2.875% 6/15/52	1,845,000	1,209,861
ERAC USA Finance
144A 4.90% 5/1/33 #	310,000	304,058
144A 5.00% 2/15/29 #	295,000	295,664
		1,809,583
Total Corporate Bonds
(cost $179,780,688)		170,570,474

Non-Agency Asset-Backed Securities — 0.50%
GMF Floorplan Owner Revolving Trust Series 2024-1A A1 144A 5.13% 3/15/29 #	2,500,000	2,509,932
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	3,000,000	3,012,522
Volkswagen Auto Lease Trust Series 2024-A A3 5.21% 6/21/27	2,500,000	2,503,668
Total Non-Agency Asset-Backed Securities
(cost $7,999,275)		8,026,122

Non-Agency Collateralized Mortgage Obligations — 0.21%
PRPM Series 2024-RPL1 A1 144A 4.20% 12/25/64 #, •	3,576,634	3,421,830
Total Non-Agency Collateralized Mortgage Obligations
(cost $3,414,470)		3,421,830

Non-Agency Commercial Mortgage-Backed Securities — 2.81%
BANK
Series 2021-BN32 A5 2.643% 4/15/54	7,060,000	6,058,587
Series 2021-BN36 A5 2.47% 9/15/64	10,096,000	8,494,637
Series 2022-BNK39 B 3.239% 2/15/55 •	588,000	471,753
Series 2022-BNK39 C 3.27% 2/15/55 •	432,000	322,802
Series 2022-BNK40 A4 3.393% 3/15/64 •	8,150,000	7,275,472
Series 2022-BNK40 B 3.393% 3/15/64 •	1,000,000	829,006
Benchmark Mortgage Trust
Series 2022-B32 A5 3.002% 1/15/55 •	9,000,000	7,505,729
Series 2022-B32 B 3.202% 1/15/55 •	975,000	758,550
Series 2022-B32 C 3.454% 1/15/55 •	1,196,000	893,775
Series 2022-B33 A5 3.458% 3/15/55	8,100,000	7,214,945
Series 2022-B33 B 3.615% 3/15/55 •	500,000	406,415
Series 2022-B33 C 3.615% 3/15/55 •	500,000	385,962
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	4,500,000	4,003,326

Total Non-Agency Commercial Mortgage-Backed Securities
(cost $52,923,630)		44,620,959

US Treasury Obligations — 9.25%
US Treasury Bonds
1.75% 8/15/41	5,655,000	3,818,451
3.875% 2/15/43	17,225,000	15,928,416
4.25% 2/15/54	6,220,000	6,118,439
4.375% 2/15/38	2,030,000	2,071,472
4.75% 11/15/43	115,000	119,331
US Treasury Notes
3.75% 12/31/28	7,050,000	6,900,876
4.00% 1/31/31	31,455,000	31,049,526
4.00% 2/15/34	1,240,000	1,219,656
4.25% 3/15/27	4,045,000	4,026,671
4.25% 2/28/29	34,240,000	34,290,826
4.25% 2/28/31	6,160,000	6,172,031
4.50% 11/15/33	33,790,000	34,547,636
4.625% 2/28/26	635,000	634,529
Total US Treasury Obligations
(cost $149,519,019)		146,897,860

Schedules of investments

Delaware Ivy Balanced Fund

	Number of
	shares	Value (US $)
Common Stocks — 60.74%
Communication Services — 4.49%
Alphabet Class A †	180,899	$27,303,086
Alphabet Class C †	121,616	18,517,252
AT&T	246,314	4,335,126
Meta Platforms Class A	43,448	21,097,480
		71,252,944
Consumer Discretionary — 4.58%
Amazon.com †	198,994	35,894,538
AutoZone †	6,205	19,555,988
Home Depot	45,022	17,270,439
		72,720,965
Consumer Staples — 2.33%
Costco Wholesale	32,125	23,535,739
Procter & Gamble	83,483	13,545,117
		37,080,856
Energy — 1.33%
ConocoPhillips	138,413	17,617,207
Schlumberger	63,278	3,468,267
		21,085,474
Financials — 14.65%
Allstate	97,913	16,939,928
American Express	68,026	15,488,840
Aon Class A	47,509	15,854,703
Blackstone	106,324	13,967,784
Capital One Financial	187,373	27,897,966
CME Group	80,687	17,371,104
Discover Financial Services	36,478	4,781,901
Fiserv †	151,237	24,170,697
JPMorgan Chase & Co.	78,422	15,707,927
KKR & Co.	284,534	28,618,430
Mastercard Class A	37,734	18,171,562
Morgan Stanley	205,703	19,368,995
Progressive	69,594	14,393,431
		232,733,268
Healthcare — 7.03%
Abbott Laboratories	156,761	17,817,455
Danaher	64,186	16,028,528
HCA Healthcare	90,613	30,222,154
UnitedHealth Group	69,487	34,375,219
Vertex Pharmaceuticals †	31,743	13,268,891
		111,712,247
Industrials — 4.10%
Airbus ADR	564,970	26,079,015
Howmet Aerospace	266,493	18,236,116
United Rentals	28,921	20,855,223
		65,170,354
Information Technology — 18.70%
Apple	176,126	30,202,087
Applied Materials	117,940	24,322,766
Intuit	14,834	9,642,100
Microchip Technology	123,511	11,080,172
Micron Technology	47,880	5,644,573
Microsoft	196,850	82,818,732
NVIDIA	43,104	38,947,050
Salesforce	47,000	14,155,460
Seagate Technology Holdings	97,901	9,109,688
Taiwan Semiconductor Manufacturing ADR	140,182	19,071,761
TE Connectivity	149,247	21,676,634
VeriSign †	58,853	11,153,232
Zebra Technologies Class A †	63,507	19,143,550
		296,967,805
Materials — 3.11%
Crown Holdings	134,947	10,695,899
Linde	47,192	21,912,190
Sherwin-Williams	48,339	16,789,585
		49,397,674
Utilities — 0.42%
NextEra Energy	103,761	6,631,366
		6,631,366
Total Common Stocks
(cost $605,109,374)		964,752,953

Exchange-Traded Funds — 2.95%
iShares Latin America 40 ETF	136,080	3,870,115
iShares MSCI China ETF	137,353	5,457,035
iShares MSCI Emerging Markets Asia ETF	92,535	6,302,559
Vanguard Russell 2000 ETF	366,507	31,175,085
Total Exchange-Traded Funds
(cost $44,176,964)		46,804,794

Short-Term Investments — 0.43%
Money Market Mutual Funds — 0.43%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	1,689,197	1,689,197
Fidelity Investments Money
Market Government Portfolio – Class I (seven-day effective yield 5.21%)	1,689,197	1,689,197
Goldman Sachs Financial
Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	1,689,197	1,689,197

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional
Liquidity Funds Government
Portfolio – Institutional Class
(seven-day effective yield 5.22%)	1,689,197	$1,689,197
Total Short-Term Investments
(cost $6,756,788)		6,756,788
Total Value of Securities—99.77%
(cost $1,249,934,989)		$1,584,615,054
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2024, the aggregate value of Rule 144A securities was $46,661,981, which represents 2.94% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2024. Rate will reset at a future date.
y	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
†	Non-income producing security.

The following forward foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2024:1

Forward Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
JPMCB	JPY	426,300,000	USD	(2,862,541)	5/23/24	$—	$(21,197)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
905	US Treasury 5 yr Notes	$96,849,145	$96,731,088	6/28/24	$118,057	$—	$(106,048)
	US Treasury 10 yr
(37)	Notes	(4,099,485)	(4,071,352)	6/18/24	—	(28,133)	2,891
	US Treasury 10 yr Ultra
(186)	Notes	(21,317,345)	(21,109,079)	6/18/24	—	(208,266)	(2,907)
	US Treasury Long
(40)	Bonds	(4,817,500)	(4,723,022)	6/18/24	—	(94,478)	(10,000)
	US Treasury Ultra
11	Bonds	1,419,000	1,384,912	6/18/24	34,088	—	5,156
Total Futures Contracts			$68,212,547		$152,145	$(330,877)	$(110,908)

Schedules of investments

Delaware Ivy Balanced Fund

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/Moody’s Ratings:
CDX.NA.HY.41[5] 12/20/28-Quarterly	5,544,000	5.000%	$(408,152)	$(288,253)	$(119,899)	$1,190

The use of forward foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements."
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(9,240).
[5]	Markit's North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

CDX.NA.HY – Credit Default Swap Index North America High Yield

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

JPMCB – JPMorgan Chase Bank

MSCI – Morgan Stanley Capital International

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TBA – To be announced

yr – Year

Summary of currencies:

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Natural Resources Fund	March 31, 2024
	Number of
	shares	Value (US $)
Closed-Ended Trust — 2.06%
Sprott Physical Uranium Trust †	201,019	$4,162,698
Total Closed-Ended Trust
(cost $2,493,157)		4,162,698

Common Stocks — 97.86%
Agriculture — 5.60%
Bunge Global	70,889	7,267,540
Darling Ingredients †	87,928	4,089,531
		11,357,071
Aluminum — 2.63%
Alcoa	157,992	5,338,550
		5,338,550
Construction & Engineering — 2.66%
Arcosa	62,812	5,393,038
		5,393,038
Construction Materials — 0.49%
CRH	11,588	998,649
		998,649
Copper — 2.53%
ERO Copper †	265,444	5,118,598
		5,118,598
Diversified Metals & Mining — 14.69%
Anglo American	403,997	9,952,322
China Metal Recycling Holdings =, †	30,000,000	0
Glencore †	1,379,787	7,580,742
Hudbay Minerals	1,011,314	7,079,198
Lifezone Holdings †	180,029	1,380,822
MP Materials †	263,387	3,766,434
		29,759,518
Electrical Components & Equipment — 1.24%
GrafTech International	702,341	969,231
Sunrun †	116,589	1,536,643
		2,505,874
Fertilizers & Agricultural Chemicals — 8.23%
CF Industries Holdings	121,634	10,121,165
Nutrien	120,541	6,546,582
		16,667,747
Forest Products — 3.95%
Louisiana-Pacific	56,765	4,763,151
West Fraser Timber	37,614	3,247,819
		8,010,970
Gold — 13.19%
Endeavour Mining	345,487	7,016,148
Newmont	332,746	11,925,616
Wheaton Precious Metals	165,413	7,795,915
		26,737,679
Heavy Electrical Equipment — 0.64%
Net Power †	113,834	1,296,569
		1,296,569
Industrial Gases — 1.02%
Air Products and Chemicals	8,506	2,060,749
		2,060,749
Integrated Oil & Gas — 10.40%
BP ADR	108,909	4,103,691
Shell	388,212	12,862,022
Unit	111,299	4,118,063
		21,083,776
Oil & Gas Drilling — 2.44%
Valaris †	65,754	4,948,646
		4,948,646
Oil & Gas Equipment & Services — 3.37%
Schlumberger	124,459	6,821,598
		6,821,598
Oil & Gas Exploration & Production — 14.63%
Chesapeake Energy	69,278	6,153,965
Chord Energy	29,474	5,253,446
Kimbell Royalty Partners	376,748	5,847,129
Parex Resources	117,385	1,875,317
Permian Resources	354,821	6,266,139
Tourmaline Oil	90,889	4,249,382
		29,645,378
Oil & Gas Refining & Marketing — 2.23%
Valero Energy	26,529	4,528,235
		4,528,235
Paper Products — 1.51%
Sylvamo	49,581	3,061,131
		3,061,131
REIT Specialty — 3.06%
Weyerhaeuser	172,638	6,199,431
		6,199,431
Renewable Electricity — 0.50%
Spruce Power Holding †	257,643	1,022,843
		1,022,843
Specialty Chemicals — 2.33%
Corteva	81,693	4,711,235
		4,711,235
Steel — 0.52%
Metallus †	47,219	1,050,623
		1,050,623
Total Common Stocks
(cost $224,857,803)		198,317,908

Schedules of investments

Delaware Ivy Natural Resources Fund

	Number of
	shares	Value (US $)
Short-Term Investments — 0.42%
Money Market Mutual Funds — 0.42%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	214,044	$214,044
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	214,043	214,043
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	214,043	214,043
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	214,044	214,044
Total Short-Term Investments
(cost $856,174)		856,174
Total Value of Securities—100.34%
(cost $228,207,134)		$203,336,780
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Science and Technology Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 99.59% t
Communication Services — 18.67%
Meta Platforms Class A	1,053,931	$511,767,815
Netflix †	297,486	180,672,172
Pinterest Class A †	6,421,143	222,621,028
Take-Two Interactive Software †	550,454	81,736,915
T-Mobile US	511,383	83,467,933
		1,080,265,863
Consumer Discretionary — 8.13%
Amazon.com †	1,681,692	303,343,603
DraftKings Class A †	1,884,322	85,567,062
Luminar Technologies †	7,068,682	13,925,304
MercadoLibre †	44,796	67,729,760
		470,565,729
Healthcare — 3.96%
Exact Sciences †	205,248	14,174,427
Intuitive Surgical †	306,382	122,273,992
Ionis Pharmaceuticals †	1,340,222	58,098,624
Repligen †	188,309	34,633,791
		229,180,834
Industrials — 1.66%
Copart †	1,181,334	68,422,865
WNS Holdings †	546,664	27,622,932
		96,045,797
Information Technology — 67.17%
Advanced Micro Devices †	813,062	146,749,560
Ambarella †	1,070,724	54,360,657
Analog Devices	300,130	59,362,713
Apple	649,305	111,342,821
Arista Networks †	144,876	42,011,142
ARM Holdings ADR †	453,159	56,640,343
ASML Holding	240,804	233,693,058
Autodesk †	409,053	106,525,582
Broadcom	219,399	290,793,629
Cadence Design Systems †	614,142	191,170,122
Intuit	276,183	179,518,950
Keysight Technologies †	386,460	60,434,615
Lam Research	229,143	222,628,465
Microchip Technology	686,508	61,586,633
Micron Technology	1,247,669	147,087,698
Microsoft	1,224,084	514,996,621
NVIDIA	609,923	551,102,026
ON Semiconductor †	620,569	45,642,850
Seagate Technology Holdings	3,281,515	305,344,971
Shopify Class A †	619,695	47,821,863
Taiwan Semiconductor Manufacturing ADR	999,510	135,983,336
Universal Display	107,223	18,061,714
Workday Class A †	450,637	122,911,242
Zebra Technologies Class A †	597,676	180,163,453
		3,885,934,064
Total Common Stocks
(cost $3,210,666,129)		5,761,992,287

Short-Term Investments — 0.41%
Money Market Mutual Funds — 0.41%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	5,942,151	5,942,151
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	5,942,151	5,942,151
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	5,942,151	5,942,151
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	5,942,152	5,942,152
Total Short-Term Investments
(cost $23,768,605)		23,768,605
Total Value of Securities—100.00%
(cost $3,234,434,734)		$5,785,760,892
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Real Estate Securities Fund	March 31, 2024
	Number of
	shares	Value (US $)
Common Stocks — 99.21%
Real Estate Operating Companies/Developer — 3.07%
Corp Inmobiliaria Vesta ADR	43,942	$1,724,284
DigitalBridge Group	96,405	1,857,724
		3,582,008
Real Estate Services — 1.05%
CBRE Group Class A †	12,592	1,224,446
		1,224,446
REIT Healthcare — 11.70%
American Healthcare REIT	128,943	1,901,909
Welltower	125,712	11,746,529
		13,648,438
REIT Hotel — 2.28%
Ryman Hospitality Properties	13,271	1,534,260
Sunstone Hotel Investors	90,667	1,010,031
Xenia Hotels & Resorts	7,194	107,982
		2,652,273
REIT Industrial — 11.33%
First Industrial Realty Trust	48,140	2,529,275
Prologis	82,049	10,684,421
		13,213,696
REIT Information Technology — 21.31%
American Tower	15,277	3,018,583
Digital Realty Trust	36,678	5,283,099
Equinix	13,861	11,439,899
VICI Properties	171,641	5,113,185
		24,854,766
REIT Manufactured Housing — 5.88%
Equity LifeStyle Properties	35,425	2,281,370
Sun Communities	35,541	4,569,862
		6,851,232
REIT Multifamily — 15.74%
American Homes 4 Rent Class A	86,549	3,183,272
AvalonBay Communities	27,331	5,071,540
Boardwalk Real Estate Investment Trust	15,225	877,611
Canadian Apartment Properties REIT	12,840	440,686
Equity Residential	51,517	3,251,238
InterRent Real Estate Investment Trust	78,717	788,013
Invitation Homes	133,096	4,739,549
		18,351,909
REIT Office — 4.43%
Alexandria Real Estate Equities	40,083	5,167,099
		5,167,099
REIT Retail — 17.29%
Agree Realty	70,834	4,046,038
Federal Realty Investment Trust	30,405	3,104,959
Kite Realty Group Trust	179,784	3,897,717
Realty Income	81,603	4,414,722
Simon Property Group	29,999	4,694,544
		20,157,980
REIT Self-Storage — 5.13%
Public Storage	20,629	5,983,648
		5,983,648
Total Common Stocks
(cost $66,052,260)		115,687,495

Short-Term Investments — 0.86%
Money Market Mutual Funds — 0.86%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.20%)	250,723	250,723
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.21%)	250,723	250,723
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.34%)	250,723	250,723
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.22%)	250,724	250,724
Total Short-Term Investments
(cost $1,002,893)		1,002,893
Total Value of Securities—100.07%
(cost $67,055,153)		$116,690,388
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy	Funds March 31, 2024
		Delaware
	Delaware	Global	Delaware Ivy	Delaware Ivy
	Climate	Real Estate	Asset Strategy	Balanced
	Solutions Fund	Fund	Fundf	Fund
Assets:
Investments, at value*	$147,630,605	$12,833,514	$1,751,291,624	$1,584,615,054
Investments of affiliated issuers, at value**	—	—	554,181	—
Bullion, at value‡	—	—	72,959,812	—
Foreign currencies, at valueΔ	—	18,220	7,058,316	—
Cash	—	—	11,134,749	140,259
Cash collateral due from brokers	—	—	449,400	1,186,664
Receivable for securities sold	810,792	615,151	22,119,312	22,661,316
Receivable for fund shares sold	522,945	15,370	1,413,723	1,390,716
Foreign tax reclaims receivable	261,338	41,204	1,306,204	90,412
Dividends and interest receivable	222,159	60,626	6,367,405	4,390,707
Prepaid expenses	75,734	71,385	102,232	92,501
Variation margin due from brokers on centrally cleared credit default swap contracts	—	—	—	1,190
Other assets	26,897	19,296	55,155	100,182
Total Assets	149,550,470	13,674,766	1,874,812,113	1,614,669,001
Liabilities:
Due to custodian	785,105	207,030	—	2,369
Payable for fund shares redeemed	693,647	44,248	2,683,675	2,365,774
Other accrued expenses	133,965	58,353	772,036	443,127
Administration expenses payable to affiliates	45,106	20,336	210,409	210,409
Investment management fees payable to affiliates	44,528	55,292	1,056,270	1,027,030
Distribution fees payable to affiliates	25,722	1,351	338,681	282,839
Payable for securities purchased	—	175,099	21,520,788	21,913,600
Unrealized depreciation on forward foreign currency exchange contracts	—	—	10,113	21,197
Variation margin due to broker on futures contracts	—	—	46,755	110,908
Swap payments payable	—	—	—	9,240
IRS compliance fee for foreign withholding tax claims (see Note 1)	—	—	861,629	—
Total Liabilities	1,728,073	561,709	27,500,356	26,386,493
Total Net Assets	$147,822,397	$13,113,057	$1,847,311,757	$1,588,282,508

Net Assets Consist of:
Paid-in capital	$312,209,838	$14,501,643	$2,077,119,197	$1,380,987,068
Total distributable earnings (loss)	(164,387,441)	(1,388,586)	(229,807,440)	207,295,440
Total Net Assets	$147,822,397	$13,113,057	$1,847,311,757	$1,588,282,508

Statements of assets and liabilities

Ivy Funds

		Delaware
	Delaware	Global	Delaware Ivy	Delaware Ivy
	Climate	Real Estate	Asset Strategy	Balanced
	Solutions Fund	Fund	Fundf	Fund
Net Asset Value

Class A:
Net assets	$60,979,849	$3,587,600	$1,327,361,413	$1,140,284,852
Shares of beneficial interest outstanding, unlimited authorization, no par	6,591,426	411,150	61,269,780	51,785,994
Net asset value per share	$9.25	$8.73	$21.66	$22.02
Sales charge	5.75%	5.75%	5.75%	5.75%

Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.81	$9.26	$22.98	$23.36

Class C:
Net assets	$4,902,276	$100,659	$37,710,150	$43,117,762
Shares of beneficial interest outstanding, unlimited authorization, no par	578,048	11,691	1,929,914	1,996,577
Net asset value per share	$8.48	$8.61	$19.54	$21.60

Class I:
Net assets	$55,024,132	$7,909,127	$358,335,689	$375,021,402
Shares of beneficial interest outstanding, unlimited authorization, no par	5,678,645	900,095	16,162,760	17,021,781
Net asset value per share	$9.69	$8.79	$22.17	$22.03

Class R:
Net assets	$19,602,067	$536,888	$21,731,699	$9,502,659
Shares of beneficial interest outstanding, unlimited authorization, no par	2,146,560	62,019	1,023,839	433,298
Net asset value per share	$9.13	$8.66	$21.23	$21.93

Class R6:
Net assets	$2,879,095	$3,793	$20,788,327	$9,905,878
Shares of beneficial interest outstanding, unlimited authorization, no par	295,896	421	935,040	448,455
Net asset value per share	$9.73	$9.01	$22.23	$22.09

Class Y:
Net assets	$4,434,978	$974,990	$81,384,479	$10,449,955
Shares of beneficial interest outstanding, unlimited authorization, no par	469,052	110,329	3,738,548	474,460
Net asset value per share	$9.46	$8.84	$21.77	$22.02

*Investments, at cost	$150,201,551	$10,445,743	$1,365,991,013	$1,249,934,989
**Investments of affiliated issuers, at cost	—	—	612,789,317	—
‡Bullion, at cost	—	—	38,406,159	—
ΔForeign currencies, at cost	—	18,270	7,119,926	—

fConsolidated statement of assets and liabilities.

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy	Delaware Ivy	Delaware
	Natural	Science and	Real Estate
	Resources	Technology	Securities
	Fund	Fund	Fund
Assets:
Investments, at value*	$203,336,780	$5,785,760,892	$116,690,388
Cash	570	2,919,465	100,228
Receivable for fund shares sold	282,074	3,676,191	71,707
Dividends and interest receivable	268,680	2,907,240	439,512
Foreign tax reclaims receivable	94,341	1,095,824	2,035
Prepaid expenses	70,280	54,147	71,512
Receivable for securities sold	—	14,849,874	724,218
Other assets	43,446	188,387	50,920
Total Assets	204,096,171	5,811,452,020	118,150,520
Liabilities:
Payable for fund shares redeemed	550,406	9,665,015	259,308
Investment management fees payable to affiliates	535,920	3,915,515	249,776
Other accrued expenses	276,041	1,585,452	106,776
Administration expenses payable to affiliates	49,083	209,594	72,989
Distribution fees payable to affiliates	32,998	979,378	16,287
Payable for securities purchased	—	9,383,539	830,801
Total Liabilities	1,444,448	25,738,493	1,535,937
Total Net Assets	$202,651,723	$5,785,713,527	$116,614,583

Net Assets Consist of:
Paid-in capital	$818,057,231	$2,955,258,763	$69,159,970
Total distributable earnings (loss)	(615,405,508)	2,830,454,764	47,454,613
Total Net Assets	$202,651,723	$5,785,713,527	$116,614,583

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy	Delaware Ivy	Delaware
	Natural	Science and	Real Estate
	Resources	Technology	Securities
	Fund	Fund	Fund
Net Asset Value

Class A:
Net assets	$123,471,818	$3,743,632,514	$70,391,093
Shares of beneficial interest outstanding, unlimited authorization, no par	7,640,419	70,546,892	4,471,924
Net asset value per share	$16.16	$53.07	$15.74
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$17.15	$56.31	$16.70

Class C:
Net assets	$2,394,363	$88,951,988	$577,103
Shares of beneficial interest outstanding, unlimited authorization, no par	184,359	3,176,774	38,831
Net asset value per share	$12.99	$28.00	$14.86

Class I:
Net assets	$51,823,658	$1,403,119,648	$40,262,394
Shares of beneficial interest outstanding, unlimited authorization, no par	3,050,597	20,115,293	2,509,490
Net asset value per share	$16.99	$69.75	$16.04

Class R:
Net assets	$9,011,059	$109,957,369	$477,314
Shares of beneficial interest outstanding, unlimited authorization, no par	565,532	2,318,701	30,461
Net asset value per share	$15.93	$47.42	$15.67

Class R6:
Net assets	$5,445,438	$155,573,050	$1,938,204
Shares of beneficial interest outstanding, unlimited authorization, no par	321,109	2,183,984	120,612
Net asset value per share	$16.96	$71.23	$16.07

Class Y:
Net assets	$10,505,387	$284,478,958	$2,968,475
Shares of beneficial interest outstanding, unlimited authorization, no par	631,622	4,616,694	186,320
Net asset value per share	$16.63	$61.62	$15.93

*Investments, at cost	$228,207,134	$3,234,434,734	$67,055,153

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds	Year ended March 31, 2024
	Delaware Climate	Delaware Global	Delaware Ivy	Delaware Ivy
	Solutions Fund	Real Estate Fund	Asset Strategy Fund[f]	Balanced Fund
Investment Income:
Dividends	$4,418,038	$853,255	$26,217,092	$12,875,088
Reclaim income	215,797	—	6,402,555	—
Interest	—	—	29,259,241	23,539,645
IRS compliance fee for foreign withholding tax claims (see Note 1)	—	—	(861,629)	—
Foreign tax withheld	(337,009)	(27,210)	(1,603,300)	(72,653)
	4,296,826	826,045	59,413,959	36,342,080

Expenses:
Management fees	1,605,343	279,940	12,026,017	10,489,537
Distribution expenses — Class A	177,424	12,733	3,136,110	2,708,133
Distribution expenses — Class C	67,247	1,453	405,309	505,532
Distribution expenses — Class R	124,191	2,891	101,393	43,620
Distribution expenses — Class Y	13,300	2,299	195,025	24,415
Dividend disbursing and transfer agent fees and expenses	337,087	21,553	827,283	1,426,890
Registration fees	94,524	63,085	103,338	112,807
Accounting and administration expenses	57,120	34,195	293,173	227,259
Audit and tax fees	42,994	35,170	61,240	53,063
Reports and statements to shareholders expenses	27,777	19,441	220,050	63,086
Custodian fees	26,940	21,307	79,794	28,083
Trustees’ fees and expenses	14,044	2,733	173,692	95,495
Legal fees	13,665	2,898	377,973	114,135
Other	12,640	12,816	51,398	58,996
	2,614,296	512,514	18,051,795	15,951,051
Less expenses waived	(365,173)	(194,525)	(7,923)	(152,548)
Less expenses paid indirectly	(784)	(304)	(3,261)	(3,031)
Total operating expenses	2,248,339	317,685	18,040,611	15,795,472
Net Investment Income (Loss)	2,048,487	508,360	41,373,348	20,546,608

Statements of operations

Ivy Funds

	Delaware Climate	Delaware Global	Delaware Ivy	Delaware Ivy
	Solutions Fund	Real Estate Fund	Asset Strategy Fund[f]	Balanced Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, [1]	$(1,363,757)	$(1,327,339)	$87,370,968	$9,449,955
Foreign currencies	(48,459)	(10,235)	(1,174,343)	191,053
Forward foreign currency exchange contracts	—	—	(57,479)	(185,660)
Futures contracts	—	—	(911,393)	(859,181)
Options purchased	—	—	—	(67,830)
Options written	—	—	8,411	256,500
Swap contracts	—	—	—	91,325
Net realized gain (loss)	(1,412,216)	(1,337,574)	85,236,164	8,876,162

Net change in unrealized appreciation (depreciation) on:
Investments	(11,438,492)	2,256,213	199,752,223	243,080,153
Affiliated investments	—	—	1,370,083	—
Foreign currencies	4,440	2,478	(76,272)	13
Forward foreign currency exchange contracts	—	—	(10,113)	(21,197)
Futures contracts	—	—	(462,541)	(373,908)
Options purchased	—	—	—	19,809
Options written	—	—	—	(73,753)
Swap contracts	—	—	—	(256,462)
Net change in unrealized appreciation (depreciation)	(11,434,052)	2,258,691	200,573,380	242,374,655
Net Realized and Unrealized Gain (Loss)	(12,846,268)	921,117	285,809,544	251,250,817
Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,797,781)	$1,429,477	$327,182,892	$271,797,425
*	Includes $126,156 and $ 2,449,846 in proceeds received from the settlement of class action litigation for Delaware Climate Solutions Fund and Delaware Ivy Balanced Fund, respectively.
[f]	Consolidated statement of operations.
[1]	Includes $(20,357) capital gains tax paid for Delaware Ivy Asset Strategy Fund.

See accompanying notes, which are an integral part of the financial statements.

			Delaware
	Delaware Ivy	Delaware Ivy	Real Estate
	Natural Resources Fund	Science and Technology Fund	Securities Fund
Investment Income:
Dividends	$8,598,563	$31,799,430	$3,815,982
Reclaim income	—	2,297,061	—
Foreign tax withheld	(128,326)	(409,861)	(14,538)
	8,470,237	33,686,630	3,801,444

Expenses:
Management fees	1,923,421	40,748,570	1,204,499
Distribution expenses — Class A	333,582	8,194,353	191,624
Distribution expenses — Class C	28,992	923,060	6,213
Distribution expenses — Class R	49,020	483,007	2,096
Distribution expenses — Class Y	27,838	604,877	7,214
Accounting and administration expenses	51,539	736,772	27,211
Trustees’ fees and expenses	36,708	312,024	11,626
Audit and tax fees	35,982	41,890	43,212
Registration fees	34,152	65,779	62,575
Dividend disbursing and transfer agent fees and expenses	31,976	3,289,989	120,213
Legal fees	12,667	333,177	9,689
Reports and statements to shareholders expenses	9,594	426,677	28,014
Custodian fees	9,471	40,161	11,646
Other	11,682	164,013	10,387
	2,596,624	56,364,349	1,736,219
Less expenses waived	—	—	(259,018)
Less expenses paid indirectly	(1,059)	(7,319)	(860)
Total operating expenses	2,595,565	56,357,030	1,476,341
Net Investment Income (Loss)	5,874,672	(22,670,400)	2,325,103

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	2,584,329	432,447,282	5,081,605
Foreign currencies	(51,777)	14,363	(1,615)
Net realized gain (loss)	2,532,552	432,461,645	5,079,990

Net change in unrealized appreciation (depreciation) on:
Investments	(334,127)	1,380,414,727	143,032
Foreign currencies	1,360	(2,732)	(101)
Net change in unrealized appreciation (depreciation)	(332,767)	1,380,411,995	142,931
Net Realized and Unrealized Gain (Loss)	2,199,785	1,812,873,640	5,222,921
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,074,457	$1,790,203,240	$7,548,024
*	Includes $4,429,355 in proceeds received from the settlement of class action litigation for Delaware Ivy Science and Technology Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Climate		Delaware Global
	Solutions Fund		Real Estate Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,048,487	$5,015,789	$508,360	$1,002,160
Net realized gain (loss)	(1,412,216)	67,376,957	(1,337,574)	214,438
Net change in unrealized appreciation (depreciation)	(11,434,052)	(65,037,071)	2,258,691	(15,099,156)
Net increase (decrease) in net assets resulting from operations	(10,797,781)	7,355,675	1,429,477	(13,882,558)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,677,303)	(1,674,353)	(125,766)	(813,026)
Class C	(90,456)	(142,972)	(2,578)	(38,504)
Class I	(2,003,299)	(1,910,696)	(306,136)	(2,983,116)
Class R	(497,708)	(579,941)	(16,328)	(85,965)
Class R6	(97,430)	(107,100)	(103,565)	(1,685,050)
Class Y	(109,689)	(108,504)	(30,284)	(124,066)

Return of capital:
Class A	—	—	(27,303)	—
Class C	—	—	(779)	—
Class I	—	—	(67,303)	—
Class R	—	—	(3,099)	—
Class R6	—	—	(54,548)	—
Class Y	—	—	(4,930)	—
	(4,475,885)	(4,523,566)	(742,619)	(5,729,727)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	4,368,512	33,904,823	941,462	847,362
Class C	257,285	2,851,350	7,493	32,513
Class I	11,508,925	64,816,483	1,205,141	2,326,977
Class R	1,661,970	13,223,829	32,607	17,302
Class R6	1,756,156	3,759,496	1,735,607	1,331,405
Class Y	555,629	5,301,106	49	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,670,129	1,665,927	152,950	811,067
Class C	89,839	142,083	3,317	38,303
Class I	1,623,425	1,635,342	373,274	2,980,572
Class R	497,640	579,892	19,427	85,965
Class R6	70,586	107,100	158,113	1,685,050
Class Y	108,793	107,967	35,214	124,066
	24,168,889	128,095,398	4,664,654	10,280,582

	Delaware Climate		Delaware Global
	Solutions Fund		Real Estate Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Capital Share Transactions (See Note 4) (continued):
Cost of shares redeemed:
Class A	$(30,919,405)	$(49,320,690)	$(3,028,932)	$(4,155,915)
Class C	(4,790,609)	(6,736,229)	(107,880)	(242,092)
Class I	(49,341,479)	(81,731,515)	(10,419,524)	(21,611,463)
Class R	(14,079,163)	(16,573,419)	(160,404)	(68,216)
Class R6	(2,076,974)	(6,939,537)	(13,753,021)	(8,378,702)
Class Y	(3,096,385)	(9,464,274)	(11,585)	(38,569)
	(104,304,015)	(170,765,664)	(27,481,346)	(34,494,957)
Decrease in net assets derived from capital share transactions	(80,135,126)	(42,670,266)	(22,816,692)	(24,214,375)
Net Decrease in Net Assets	(95,408,792)	(39,838,157)	(22,129,834)	(43,826,660)

Net Assets:
Beginning of year	243,231,189	283,069,346	35,242,891	79,069,551
End of year	$147,822,397	$243,231,189	$13,113,057	$35,242,891

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Asset Strategy Fund[f]		Balanced Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$41,373,348	$32,231,534	$20,546,608	$18,445,637
Net realized gain (loss)	85,236,164	9,345,631	8,876,162	(114,245,195)
Net change in unrealized appreciation (depreciation)	200,573,380	(174,728,261)	242,374,655	(79,945,663)
Net increase (decrease) in net assets resulting from operations	327,182,892	(133,151,096)	271,797,425	(175,745,221)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(39,270,395)	(198,200,145)	(23,910,606)	(239,823,165)
Class C	(1,067,484)	(8,862,743)	(615,876)	(15,608,600)
Class E1	—	(138,326)	—	—
Class I	(11,636,024)	(65,268,076)	(8,940,097)	(98,263,451)
Class R	(603,151)	(3,097,220)	(176,136)	(1,837,021)
Class R6	(621,952)	(2,204,079)	(237,448)	(1,669,943)
Class Y	(2,423,940)	(12,448,555)	(215,763)	(2,201,984)
	(55,622,946)	(290,219,144)	(34,095,926)	(359,404,164)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	44,931,480	70,991,325	81,275,122	104,011,965
Class C	3,426,376	3,997,654	4,320,755	5,573,674
Class E1	—	311,695	—	—
Class I	33,052,991	58,677,325	63,991,794	64,476,235
Class R	2,126,693	2,098,446	1,087,361	570,783
Class R6	2,964,290	5,633,693	1,912,560	3,396,821
Class Y	3,871,765	3,788,156	1,301,139	901,963

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	38,690,447	184,407,759	23,715,226	231,207,512
Class C	1,066,659	8,851,448	615,665	15,567,233
Class E1	—	136,389	—	—
Class I	11,540,884	63,369,252	8,896,319	97,522,283
Class R	603,151	2,963,840	176,082	1,833,012
Class R6	595,961	2,198,192	228,572	1,668,083
Class Y	2,412,694	12,012,298	215,251	1,948,405
	145,283,391	419,437,472	187,735,846	528,677,969

	Delaware Ivy		Delaware Ivy
	Asset Strategy Fund[f]		Balanced Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Capital Share Transactions (See Note 4) (continued):
Cost of shares redeemed:
Class A	$(208,660,883)	$(248,055,924)	$(235,831,690)	$(370,808,272)
Class C	(20,744,272)	(39,296,049)	(32,723,525)	(49,314,290)
Class E1	—	(35,354,533)	—	—
Class I	(134,531,404)	(225,672,990)	(161,584,942)	(346,775,406)
Class R	(4,202,310)	(4,368,412)	(1,775,742)	(1,975,980)
Class R6	(3,611,221)	(3,440,969)	(2,962,231)	(3,620,638)
Class Y	(15,775,675)	(16,289,861)	(2,782,488)	(2,251,540)
	(387,525,765)	(572,478,738)	(437,660,618)	(774,746,126)
Decrease in net assets derived from capital share transactions	(242,242,374)	(153,041,266)	(249,924,772)	(246,068,157)
Net Increase (Decrease) in Net Assets	29,317,572	(576,411,506)	(12,223,273)	(781,217,542)

Net Assets:
Beginning of year	1,817,994,185	2,394,405,691	1,600,505,781	2,381,723,323
End of year	$1,847,311,757	$1,817,994,185	$1,588,282,508	$1,600,505,781
[1]	On June 13, 2022, all Class E shares were liquidated.
[f]	Consolidated statements of changes in net assets.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Natural Resources Fund		Science and Technology Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,874,672	$6,155,929	$(22,670,400)	$(26,960,026)
Net realized gain (loss)	2,532,552	13,667,191	432,461,645	722,903,011
Net change in unrealized appreciation (depreciation)	(332,767)	(35,372,764)	1,380,411,995	(1,884,827,407)
Net increase (decrease) in net assets resulting from operations	8,074,457	(15,549,644)	1,790,203,240	(1,188,884,422)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,524,051)	(3,199,467)	(355,376,805)	(782,618,874)
Class C	(43,309)	(96,004)	(16,181,874)	(45,179,380)
Class I	(1,200,289)	(1,651,226)	(107,732,191)	(303,978,643)
Class R	(150,136)	(260,792)	(11,620,540)	(23,301,889)
Class R6	(121,575)	(68,096)	(10,701,010)	(25,974,492)
Class Y	(188,509)	(265,312)	(23,082,328)	(49,230,989)
	(4,227,869)	(5,540,897)	(524,694,748)	(1,230,284,267)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	3,498,832	26,773,852	139,037,583	177,282,686
Class C	599,592	2,380,151	6,895,026	8,396,050
Class E1	—	56,482	—	833,192
Class I	7,951,354	28,169,210	203,842,581	445,523,362
Class R	1,380,948	5,434,088	11,120,824	13,281,156
Class R6	2,877,230	3,467,180	40,792,680	31,227,613
Class Y	1,547,040	4,530,890	44,331,959	30,515,678

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,484,496	3,155,342	352,856,784	776,653,782
Class C	42,833	95,887	16,176,948	45,119,637
Class I	1,194,060	1,584,800	107,191,200	302,239,275
Class R	150,136	260,792	11,618,702	23,286,268
Class R6	88,720	68,096	10,282,229	25,429,104
Class Y	188,339	265,106	23,026,908	48,881,615
	22,003,580	76,241,876	967,173,424	1,928,669,418

	Delaware Ivy		Delaware Ivy
	Natural Resources Fund		Science and Technology Fund
	Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23
Capital Share Transactions (See Note 4) (continued):
Cost of shares redeemed:
Class A	$(35,559,107)	$(37,617,901)	$(729,084,455)	$(1,248,499,762)
Class C	(2,096,537)	(1,742,377)	(57,471,373)	(99,434,772)
Class E1	—	(3,604,681)	—	(47,478,791)
Class I	(34,512,105)	(31,750,609)	(526,628,929)	(1,161,941,145)
Class R	(4,813,266)	(6,758,540)	(28,920,233)	(24,041,061)
Class R6	(1,858,746)	(1,325,926)	(39,217,747)	(70,859,889)
Class Y	(4,109,178)	(5,393,400)	(75,210,729)	(101,864,828)
	(82,948,939)	(88,193,434)	(1,456,533,466)	(2,754,120,248)
Decrease in net assets derived from capital share transactions	(60,945,359)	(11,951,558)	(489,360,042)	(825,450,830)
Net Increase (Decrease) in Net Assets	(57,098,771)	(33,042,099)	776,148,450	(3,244,619,519)

Net Assets:
Beginning of year	259,750,494	292,792,593	5,009,565,077	8,254,184,596
End of year	$202,651,723	$259,750,494	$5,785,713,527	$5,009,565,077
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware
	Real Estate
	Securities Fund
	Year ended
	3/31/24	3/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,325,103	$3,931,155
Net realized gain (loss)	5,079,990	37,215,993
Net change in unrealized appreciation (depreciation)	142,931	(114,365,447)
Net increase (decrease) in net assets resulting from operations	7,548,024	(73,218,299)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(7,712,823)	(24,763,072)
Class C	(59,796)	(242,070)
Class I	(4,925,373)	(19,385,867)
Class R	(44,515)	(95,212)
Class R6	(201,693)	(556,795)
Class Y	(295,078)	(1,549,753)
	(13,239,278)	(46,592,769)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	2,151,589	3,569,395
Class C	34,159	86,384
Class E1	—	21,550
Class I	6,274,295	17,888,895
Class R	123,752	238,766
Class R6	542,464	1,609,172
Class Y	273,773	3,272,891

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,690,370	24,611,672
Class C	59,794	241,328
Class I	4,918,755	19,368,967
Class R	44,515	95,212
Class R6	201,693	556,795
Class Y	295,078	1,367,436
	22,610,237	72,928,463

	Delaware
	Real Estate
	Securities Fund
	Year ended
	3/31/24	3/31/23
Capital Share Transactions (See Note 4) (continued):
Cost of shares redeemed:
Class A	$(22,975,290)	$(32,271,177)
Class C	(298,554)	(653,661)
Class E1	—	(2,513,515)
Class I	(33,299,075)	(60,994,295)
Class R	(171,596)	(167,550)
Class R6	(708,040)	(665,821)
Class Y	(929,171)	(71,224,094)
	(58,381,726)	(168,490,113)
Decrease in net assets derived from capital share transactions	(35,771,489)	(95,561,650)
Net Decrease in Net Assets	(41,462,743)	(215,372,718)

Net Assets:
Beginning of year	158,077,326	373,450,044
End of year	$116,614,583	$158,077,326
[1]	On June 13, 2022, all Class E shares were liquidated.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Climate Solutions Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.88	$9.69	$6.18	$3.25	$9.45

Income (loss) from investment operations:
Net investment income[1]	0.09	0.18	0.11	0.07	0.04
Net realized and unrealized gain (loss)	(0.48)[2]	0.18	3.51	2.97	(6.24)
Total from investment operations	(0.39)	0.36	3.62	3.04	(6.20)

Less dividends and distributions from:
Net investment income	(0.24)	(0.17)	(0.11)	(0.11)	—
Total dividends and distributions	(0.24)	(0.17)	(0.11)	(0.11)	—

Net asset value, end of period	$9.25	$9.88	$9.69	$6.18	$3.25

Total return[3]	(3.92)%[2]	3.68%	59.24%	94.23%	(65.61)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,980	$91,379	$104,280	$72 [4]	$40 [4]
Ratio of expenses to average net assets[5]	1.24%	1.28%	1.35%	1.35%	1.41%
Ratio of expenses to average net assets prior to fees waived[5]	1.43%	1.48%	1.72%	1.87%	1.71%
Ratio of net investment income to average net assets	1.00%	1.80%	1.60%	1.52%	0.52%
Ratio of net investment income to average net assets prior to fees waived	0.81%	1.60%	1.23%	1.00%	0.22%
Portfolio turnover	13%	108%	113%	30%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Climate Solutions Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.03	$8.88	$5.68	$2.97	$8.70

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.09	0.06	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.44)[2]	0.17	3.21	2.73	(5.72)
Total from investment operations	(0.41)	0.26	3.27	2.76	(5.73)

Less dividends and distributions from:
Net investment income	(0.14)	(0.11)	(0.07)	(0.05)	—
Total dividends and distributions	(0.14)	(0.11)	(0.07)	(0.05)	—

Net asset value, end of period	$8.48	$9.03	$8.88	$5.68	$2.97

Total return[3]	(4.57)%[2]	2.88%	57.97%	93.07%	(65.86)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,902	$9,909	$13,503	$9 [4]	$6 [4]
Ratio of expenses to average net assets[5]	1.99%	2.03%	2.09%	2.09%	2.11%
Ratio of expenses to average net assets prior to fees waived[5]	2.18%	2.17%	2.34%	2.44%	2.31%
Ratio of net investment income (loss) to average net assets	0.32%	1.00%	0.87%	0.77%	(0.20)%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.13%	0.86%	0.62%	0.42%	(0.40)%
Portfolio turnover	13%	108%	113%	30%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.11%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Climate Solutions Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$10.34	$10.13	$6.45	$3.40	$9.85

Income (loss) from investment operations:
Net investment income[1]	0.13	0.22	0.14	0.09	0.08
Net realized and unrealized gain (loss)	(0.51)[2]	0.18	3.67	3.11	(6.53)
Total from investment operations	(0.38)	0.40	3.81	3.20	(6.45)

Less dividends and distributions from:
Net investment income	(0.27)	(0.19)	(0.13)	(0.15)	—
Total dividends and distributions	(0.27)	(0.19)	(0.13)	(0.15)	—

Net asset value, end of period	$9.69	$10.34	$10.13	$6.45	$3.40

Total return[3]	(3.69)%[2]	3.97%	59.90%	95.08%	(65.48)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,024	$97,636	$110,841	$97 [4]	$52 [4]
Ratio of expenses to average net assets[5]	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[5]	1.18%	1.00%	1.14%	1.20%	1.17%
Ratio of net investment income to average net assets	1.32%	2.09%	1.93%	1.87%	0.95%
Ratio of net investment income to average net assets prior to fees waived	1.13%	2.08%	1.78%	1.66%	0.77%
Portfolio turnover	13%	108%	113%	30%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Climate Solutions Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$9.74	$9.57	$6.10	$3.20	$9.34

Income (loss) from investment operations:
Net investment income[1]	0.07	0.15	0.09	0.05	0.01
Net realized and unrealized gain (loss)	(0.48)[2]	0.17	3.46	2.93	(6.15)
Total from investment operations	(0.41)	0.32	3.55	2.98	(6.14)

Less dividends and distributions from:
Net investment income	(0.20)	(0.15)	(0.08)	(0.08)	—
Total dividends and distributions	(0.20)	(0.15)	(0.08)	(0.08)	—

Net asset value, end of period	$9.13	$9.74	$9.57	$6.10	$3.20

Total return[3]	(4.14)%[2,4]	3.31%[4]	58.80%	93.40%[4]	(65.74)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,602	$33,606	$36,368	$24 [5]	$7 [5]
Ratio of expenses to average net assets[6]	1.49%	1.56%	1.73%	1.75%	1.74%
Ratio of expenses to average net assets prior to fees waived[6]	1.68%	1.57%	1.73%	1.77%	1.74%
Ratio of net investment income to average net assets	0.77%	1.49%	1.23%	1.06%	0.19%
Ratio of net investment income to average net assets prior to fees waived	0.58%	1.48%	1.23%	1.04%	0.19%
Portfolio turnover	13%	108%	113%	30%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Climate Solutions Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$10.39	$10.18	$6.49	$3.42	$9.90

Income (loss) from investment operations:
Net investment income[1]	0.13	0.22	0.16	0.09	0.08
Net realized and unrealized gain (loss)	(0.51)[2]	0.19	3.66	3.13	(6.56)
Total from investment operations	(0.38)	0.41	3.82	3.22	(6.48)

Less dividends and distributions from:
Net investment income	(0.28)	(0.20)	(0.13)	(0.15)	—
Total dividends and distributions	(0.28)	(0.20)	(0.13)	(0.15)	—

Net asset value, end of period	$9.73	$10.39	$10.18	$6.49	$3.42

Total return[3]	(3.58)%[2,4]	4.03%[4]	59.68%[4]	95.11%[4]	(65.45)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,879	$3,411	$6,610	$3 [5]	$2 [5]
Ratio of expenses to average net assets[6]	0.88%	0.96%	0.98%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[6]	1.07%	0.97%	0.99%	1.02%	0.99%
Ratio of net investment income to average net assets	1.35%	2.09%	2.07%	1.84%	0.95%
Ratio of net investment income to average net assets prior to fees waived	1.16%	2.08%	2.06%	1.81%	0.95%
Portfolio turnover	13%	108%	113%	30%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Climate Solutions Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$10.08	$9.85	$6.28	$3.30	$9.59

Income (loss) from investment operations:
Net investment income[1]	0.10	0.18	0.12	0.07	0.04
Net realized and unrealized gain (loss)	(0.49)[2]	0.19	3.56	3.02	(6.33)
Total from investment operations	(0.39)	0.37	3.68	3.09	(6.29)

Less dividends and distributions from:
Net investment income	(0.23)	(0.14)	(0.11)	(0.11)	—
Total dividends and distributions	(0.23)	(0.14)	(0.11)	(0.11)	—

Net asset value, end of period	$9.46	$10.08	$9.85	$6.28	$3.30

Total return[3]	(3.89)%[2]	3.69%	59.24%	94.31%	(65.59)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,435	$7,290	$11,467	$8 [4]	$4 [4]
Ratio of expenses to average net assets[5]	1.24%	1.28%	1.35%	1.35%	1.41%
Ratio of expenses to average net assets prior to fees waived[5]	1.43%	1.29%	1.38%	1.42%	1.42%
Ratio of net investment income to average net assets	1.03%	1.81%	1.61%	1.50%	0.46%
Ratio of net investment income to average net assets prior to fees waived	0.84%	1.80%	1.58%	1.43%	0.45%
Portfolio turnover	13%	108%	113%	30%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Real Estate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.47	$12.23	$10.86	$8.16	$11.22

Income (loss) from investment operations:
Net investment income[1]	0.11	0.17	0.16	0.12	0.15
Net realized and unrealized gain (loss)	0.46	(2.64)	1.58	2.88	(2.57)
Total from investment operations	0.57	(2.47)	1.74	3.00	(2.42)

Less dividends and distributions from:
Net investment income	(0.26)	(0.17)	(0.37)	(0.30)	(0.38)
Net realized gain	—	(1.12)	—	—	(0.26)
Return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.31)	(1.29)	(0.37)	(0.30)	(0.64)

Net asset value, end of period	$8.73	$8.47	$12.23	$10.86	$8.16

Total return[2]	6.91%	(20.45)%	16.12%	37.08%	(22.88)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,587	$5,413	$10,754	$11 [3]	$11 [3]
Ratio of expenses to average net assets[4]	1.29%	1.38%	1.48%	1.48%	1.51%
Ratio of expenses to average net assets prior to fees waived[4]	1.95%	2.14%	1.76%	1.79%	1.68%
Ratio of net investment income to average net assets	1.28%	1.70%	1.38%	1.23%	1.44%
Ratio of net investment income to average net assets prior to fees waived	0.62%	0.94%	1.10%	0.92%	1.27%
Portfolio turnover	44%	109%	88%	90%	88%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Real Estate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.35	$12.10	$10.76	$8.11	$11.15

Income (loss) from investment operations:
Net investment income[1]	0.05	0.10	0.08	0.05	0.08
Net realized and unrealized gain (loss)	0.45	(2.62)	1.56	2.86	(2.55)
Total from investment operations	0.50	(2.52)	1.64	2.91	(2.47)

Less dividends and distributions from:
Net investment income	(0.19)	(0.11)	(0.30)	(0.26)	(0.31)
Net realized gain	—	(1.12)	—	—	(0.26)
Return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.24)	(1.23)	(0.30)	(0.26)	(0.57)

Net asset value, end of period	$8.61	$8.35	$12.10	$10.76	$8.11

Total return[2]	6.13%	(21.14)%	15.28%	36.12%	(23.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$101	$196	$499	$3 [3]	$3 [3]
Ratio of expenses to average net assets[4]	2.04%	2.16%	2.15%	2.15%	2.17%
Ratio of expenses to average net assets prior to fees waived[4]	2.70%	3.22%	2.21%	2.31%	2.26%
Ratio of net investment income to average net assets	0.56%	0.99%	0.64%	0.52%	0.75%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.10)%	(0.07)%	0.58%	0.36%	0.66%
Portfolio turnover	44%	109%	88%	90%	88%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Real Estate Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.52	$12.29	$10.91	$8.19	$11.24

Income (loss) from investment operations:
Net investment income[1]	0.14	0.21	0.21	0.16	0.21
Net realized and unrealized gain (loss)	0.46	(2.66)	1.59	2.89	(2.57)
Total from investment operations	0.60	(2.45)	1.80	3.05	(2.36)

Less dividends and distributions from:
Net investment income	(0.28)	(0.20)	(0.42)	(0.33)	(0.43)
Net realized gain	—	(1.12)	—	—	(0.26)
Return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.33)	(1.32)	(0.42)	(0.33)	(0.69)

Net asset value, end of period	$8.79	$8.52	$12.29	$10.91	$8.19

Total return[2]	7.21%	(20.24)%	16.62%	37.55%	(22.41)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,909	$16,455	$43,193	$63 [3]	$60 [3]
Ratio of expenses to average net assets[4]	1.04%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.70%	1.59%	1.36%	1.41%	1.34%
Ratio of net investment income to average net assets	1.62%	2.09%	1.77%	1.64%	1.90%
Ratio of net investment income to average net assets prior to fees waived	0.96%	1.55%	1.46%	1.28%	1.61%
Portfolio turnover	44%	109%	88%	90%	88%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Real Estate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.42	$12.18	$10.82	$8.14	$11.19

Income (loss) from investment operations:
Net investment income[1]	0.07	0.13	0.12	0.15	0.12
Net realized and unrealized gain (loss)	0.47	(2.61)	1.58	2.81	(2.56)
Total from investment operations	0.54	(2.48)	1.70	2.96	(2.44)

Less dividends and distributions from:
Net investment income	(0.25)	(0.16)	(0.34)	(0.28)	(0.35)
Net realized gain	—	(1.12)	—	—	(0.26)
Return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.30)	(1.28)	(0.34)	(0.28)	(0.61)

Net asset value, end of period	$8.66	$8.42	$12.18	$10.82	$8.14

Total return[2]	6.60%	(20.66)%	15.74%	36.66%	(23.08)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$537	$631	$857	$1 [3]	$3 [3]
Ratio of expenses to average net assets[4]	1.54%	1.64%	1.80%	1.80%	1.80%
Ratio of expenses to average net assets prior to fees waived[4]	2.20%	2.18%	1.97%	1.98%	1.93%
Ratio of net investment income to average net assets	0.84%	1.28%	1.03%	1.66%	1.16%
Ratio of net investment income to average net assets prior to fees waived	0.18%	0.74%	0.86%	1.48%	1.03%
Portfolio turnover	44%	109%	88%	90%	88%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Real Estate Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.52	$12.30	$10.92	$8.19	$11.26

Income (loss) from investment operations:
Net investment income[1]	0.19	0.20	0.23	0.16	0.20
Net realized and unrealized gain (loss)	0.42	(2.65)	1.57	2.90	(2.58)
Total from investment operations	0.61	(2.45)	1.80	3.06	(2.38)

Less dividends and distributions from:
Net investment income	(0.07)	(0.21)	(0.42)	(0.33)	(0.43)
Net realized gain	—	(1.12)	—	—	(0.26)
Return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.12)	(1.33)	(0.42)	(0.33)	(0.69)

Net asset value, end of period	$9.01	$8.52	$12.30	$10.92	$8.19

Total return[2]	7.25%	(20.21)%	16.60%	37.67%	(22.53)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4	$11,624	$22,562	$15 [3]	$22 [3]
Ratio of expenses to average net assets[4]	0.95%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.61%	1.54%	1.30%	1.22%	1.16%
Ratio of net investment income to average net assets	2.22%	1.94%	1.92%	1.71%	1.90%
Ratio of net investment income to average net assets prior to fees waived	1.56%	1.45%	1.67%	1.54%	1.79%
Portfolio turnover	44%	109%	88%	90%	88%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Real Estate Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$8.59	$12.40	$11.00	$8.27	$11.35

Income (loss) from investment operations:
Net investment income[1]	0.08	0.16	0.17	0.20	0.16
Net realized and unrealized gain (loss)	0.50	(2.67)	1.61	2.83	(2.59)
Total from investment operations	0.58	(2.51)	1.78	3.03	(2.43)

Less dividends and distributions from:
Net investment income	(0.28)	(0.18)	(0.38)	(0.30)	(0.39)
Net realized gain	—	(1.12)	—	—	(0.26)
Return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.33)	(1.30)	(0.38)	(0.30)	(0.65)

Net asset value, end of period	$8.84	$8.59	$12.40	$11.00	$8.27

Total return[2]	6.90%	(20.49)%	16.21%	36.96%	(22.73)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$975	$924	$1,205	$1 [3]	$4 [3]
Ratio of expenses to average net assets[4]	1.29%	1.36%	1.47%	1.45%	1.46%
Ratio of expenses to average net assets prior to fees waived[4]	1.95%	1.89%	1.65%	1.61%	1.55%
Ratio of net investment income to average net assets	0.97%	1.55%	1.39%	2.15%	1.46%
Ratio of net investment income to average net assets prior to fees waived	0.31%	1.02%	1.21%	1.99%	1.37%
Portfolio turnover	44%	109%	88%	90%	88%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Consolidated financial highlights

Delaware Ivy Asset Strategy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.60	$23.05	$24.45	$17.41	$20.63

Income (loss) from investment operations:
Net investment income[1]	0.45 [2]	0.32	0.29	0.29	0.43
Net realized and unrealized gain (loss)	3.23	(1.53)	1.12	7.39	(2.42)
Total from investment operations	3.68	(1.21)	1.41	7.68	(1.99)

Less dividends and distributions from:
Net investment income	(0.62)	(0.27)	(0.55)	(0.39)	(0.42)
Net realized gain	—	(2.97)	(2.26)	(0.25)	(0.81)
Total dividends and distributions	(0.62)	(3.24)	(2.81)	(0.64)	(1.23)

Net asset value, end of period	$21.66	$18.60	$23.05	$24.45	$17.41

Total return[3]	20.14%[2]	(4.79)%	5.33%[4]	44.79%	(10.69)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,327,361	$1,259,211	$1,531,209	$1,601 [5]	$1,128 [5]
Ratio of expenses to average net assets[6]	1.05%	1.15%	1.11%	1.07%	1.13%
Ratio of expenses to average net assets prior to fees waived[6]	1.05%	1.15%	1.11%	1.07%	1.13%
Ratio of net investment income to average net assets	2.29%	1.61%	1.16%	1.33%	2.03%
Ratio of net investment income to average net assets prior to fees waived	2.29%	1.61%	1.16%	1.33%	2.03%
Portfolio turnover	54%	74%	33%	40%	44%

[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.38%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Asset Strategy Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.84	$21.25	$22.75	$16.24	$19.33

Income (loss) from investment operations:
Net investment income[1]	0.28 [2]	0.11	0.08	0.13	0.27
Net realized and unrealized gain (loss)	2.91	(1.44)	1.05	6.87	(2.26)
Total from investment operations	3.19	(1.33)	1.13	7.00	(1.99)

Less dividends and distributions from:
Net investment income	(0.49)	(0.11)	(0.37)	(0.24)	(0.29)
Net realized gain	—	(2.97)	(2.26)	(0.25)	(0.81)
Total dividends and distributions	(0.49)	(3.08)	(2.63)	(0.49)	(1.10)

Net asset value, end of period	$19.54	$16.84	$21.25	$22.75	$16.24

Total return[3]	19.26%[2]	(5.80)%	4.49%[4]	43.70%	(11.37)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,710	$48,216	$89,955	$146 [5]	$298 [5]
Ratio of expenses to average net assets[6]	1.80%	2.18%	1.92%	1.86%	1.88%
Ratio of expenses to average net assets prior to fees waived[6]	1.80%	2.18%	1.92%	1.86%	1.88%
Ratio of net investment income to average net assets	1.58%	0.58%	0.35%	0.63%	1.34%
Ratio of net investment income to average net assets prior to fees waived	1.58%	0.58%	0.35%	0.63%	1.34%
Portfolio turnover	54%	74%	33%	40%	44%

[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.06 and total return by 0.36%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Consolidated financial highlights

Delaware Ivy Asset Strategy Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.01	$23.48	$24.85	$17.68	$20.93

Income (loss) from investment operations:
Net investment income[1]	0.51 [2]	0.38	0.36	0.35	0.50
Net realized and unrealized gain (loss)	3.31	(1.57)	1.14	7.51	(2.46)
Total from investment operations	3.82	(1.19)	1.50	7.86	(1.96)

Less dividends and distributions from:
Net investment income	(0.66)	(0.31)	(0.61)	(0.44)	(0.48)
Net realized gain	—	(2.97)	(2.26)	(0.25)	(0.81)
Total dividends and distributions	(0.66)	(3.28)	(2.87)	(0.69)	(1.29)

Net asset value, end of period	$22.17	$19.01	$23.48	$24.85	$17.68

Total return[3]	20.49%[2]	(4.58)%	5.59%[4]	45.16%	(10.44)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$358,336	$393,751	$597,362	$713 [5]	$586 [5]
Ratio of expenses to average net assets[6]	0.80%	0.90%	0.88%	0.83%	0.87%
Ratio of expenses to average net assets prior to fees waived[6]	0.80%	0.90%	0.88%	0.83%	0.87%
Ratio of net investment income to average net assets	2.56%	1.86%	1.39%	1.59%	2.31%
Ratio of net investment income to average net assets prior to fees waived	2.56%	1.86%	1.39%	1.59%	2.31%
Portfolio turnover	54%	74%	33%	40%	44%

[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Asset Strategy Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.24	$22.68	$24.09	$17.17	$20.35

Income (loss) from investment operations:
Net investment income[1]	0.39 [2]	0.25	0.20	0.22	0.36
Net realized and unrealized gain (loss)	3.18	(1.51)	1.11	7.27	(2.37)
Total from investment operations	3.57	(1.26)	1.31	7.49	(2.01)

Less dividends and distributions from:
Net investment income	(0.58)	(0.21)	(0.46)	(0.32)	(0.36)
Net realized gain	—	(2.97)	(2.26)	(0.25)	(0.81)
Total dividends and distributions	(0.58)	(3.18)	(2.72)	(0.57)	(1.17)

Net asset value, end of period	$21.23	$18.24	$22.68	$24.09	$17.17

Total return[3]	19.88%[2]	(5.10)%	4.98%[4]	44.26%	(10.93)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,732	$20,073	$23,787	$28 [5]	$28 [5]
Ratio of expenses to average net assets[6]	1.30%	1.47%	1.46%	1.42%	1.46%
Ratio of expenses to average net assets prior to fees waived[6]	1.30%	1.47%	1.46%	1.42%	1.46%
Ratio of net investment income to average net assets	2.04%	1.29%	0.81%	1.02%	1.72%
Ratio of net investment income to average net assets prior to fees waived	2.04%	1.29%	0.81%	1.02%	1.72%
Portfolio turnover	54%	74%	33%	40%	44%

[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.38%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Consolidated financial highlights

Delaware Ivy Asset Strategy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$19.08	$23.55	$24.92	$17.73	$20.99

Income (loss) from investment operations:
Net investment income[1]	0.51 [2]	0.41	0.40	0.37	0.51
Net realized and unrealized gain (loss)	3.32	(1.56)	1.14	7.54	(2.45)
Total from investment operations	3.83	(1.15)	1.54	7.91	(1.94)

Less dividends and distributions from:
Net investment income	(0.68)	(0.35)	(0.65)	(0.47)	(0.51)
Net realized gain	—	(2.97)	(2.26)	(0.25)	(0.81)
Total dividends and distributions	(0.68)	(3.32)	(2.91)	(0.72)	(1.32)

Net asset value, end of period	$22.23	$19.08	$23.55	$24.92	$17.73

Total return[3]	20.45%[2]	(4.39)%	5.73%[4]	45.35%	(10.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,788	$17,914	$16,520	$19 [5]	$8 [5]
Ratio of expenses to average net assets[6]	0.77%	0.77%	0.72%	0.67%	0.72%
Ratio of expenses to average net assets prior to fees waived[6]	0.77%	0.77%	0.72%	0.67%	0.72%
Ratio of net investment income to average net assets	2.56%	1.99%	1.56%	1.62%	2.35%
Ratio of net investment income to average net assets prior to fees waived	2.56%	1.99%	1.56%	1.62%	2.35%
Portfolio turnover	54%	74%	33%	40%	44%

[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Asset Strategy Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.69	$23.14	$24.53	$17.47	$20.69

Income (loss) from investment operations:
Net investment income[1]	0.45 [2]	0.33	0.30	0.30	0.44
Net realized and unrealized gain (loss)	3.25	(1.53)	1.12	7.40	(2.42)
Total from investment operations	3.70	(1.20)	1.42	7.70	(1.98)

Less dividends and distributions from:
Net investment income	(0.62)	(0.28)	(0.55)	(0.39)	(0.43)
Net realized gain	—	(2.97)	(2.26)	(0.25)	(0.81)
Total dividends and distributions	(0.62)	(3.25)	(2.81)	(0.64)	(1.24)

Net asset value, end of period	$21.77	$18.69	$23.14	$24.53	$17.47

Total return[3]	20.15%[2]	(4.72)%	5.35%[4,5]	44.75%[5]	(10.64)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,385	$78,829	$96,913	$109 [6]	$98 [6]
Ratio of expenses to average net assets[7]	1.05%	1.11%	1.09%	1.07%	1.11%
Ratio of expenses to average net assets prior to fees waived[7]	1.05%	1.11%	1.11%	1.08%	1.11%
Ratio of net investment income to average net assets	2.30%	1.65%	1.17%	1.36%	2.08%
Ratio of net investment income to average net assets prior to fees waived	2.30%	1.65%	1.15%	1.35%	2.08%
Portfolio turnover	54%	74%	33%	40%	44%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.07 and total return by 0.37%. See Note 1 in “Notes to financial statements.”
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Net assets reported in millions.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Balanced Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.85	$25.53	$27.29	$20.43	$23.58

Income (loss) from investment operations:
Net investment income[1]	0.26	0.21	0.12	0.24	0.31
Net realized and unrealized gain (loss)	3.36 [2]	(2.06)	1.28	8.38	(1.57)
Total from investment operations	3.62	(1.85)	1.40	8.62	(1.26)

Less dividends and distributions from:
Net investment income	(0.45)	(0.15)	(0.12)	(0.28)	(0.34)
Net realized gain	—	(4.68)	(3.04)	(1.48)	(1.55)
Total dividends and distributions	(0.45)	(4.83)	(3.16)	(1.76)	(1.89)

Net asset value, end of period	$22.02	$18.85	$25.53	$27.29	$20.43

Total return[3]	19.36%[2,4]	(6.71)%	4.57%	42.81%	(6.55)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,140,285	$1,102,496	$1,485,004	$1,509 [5]	$1,086 [5]
Ratio of expenses to average net assets[6]	1.06%	1.10%	1.04%	1.07%	1.10%
Ratio of expenses to average net assets prior to fees waived[6]	1.07%	1.10%	1.04%	1.07%	1.10%
Ratio of net investment income to average net assets	1.30%	0.97%	0.44%	0.95%	1.27%
Ratio of net investment income to average net assets prior to fees waived	1.29%	0.97%	0.44%	0.95%	1.27%
Portfolio turnover	73%	82%	94%	52%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Balanced Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.49	$25.21	$26.98	$20.24	$23.38

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.01	(0.09)	0.06	0.13
Net realized and unrealized gain (loss)	3.29 [2]	(2.03)	1.25	8.30	(1.55)
Total from investment operations	3.40	(2.02)	1.16	8.36	(1.42)

Less dividends and distributions from:
Net investment income	(0.29)	(0.02)	—	(0.14)	(0.17)
Net realized gain	—	(4.68)	(2.93)	(1.48)	(1.55)
Total dividends and distributions	(0.29)	(4.70)	(2.93)	(1.62)	(1.72)

Net asset value, end of period	$21.60	$18.49	$25.21	$26.98	$20.24

Total return[3]	18.44%[2,4]	(7.53)%	3.77%	41.82%	(7.24)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,118	$63,537	$117,058	$183 [5]	$243 [5]
Ratio of expenses to average net assets[6]	1.81%	1.98%	1.82%	1.82%	1.83%
Ratio of expenses to average net assets prior to fees waived[6]	1.82%	1.98%	1.82%	1.82%	1.83%
Ratio of net investment income (loss) to average net assets	0.55%	0.06%	(0.34)%	0.23%	0.54%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.54%	0.06%	(0.34)%	0.23%	0.54%
Portfolio turnover	73%	82%	94%	52%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Balanced Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.86	$25.54	$27.29	$20.42	$23.57

Income (loss) from investment operations:
Net investment income[1]	0.31	0.26	0.18	0.29	0.36
Net realized and unrealized gain (loss)	3.36 [2]	(2.06)	1.28	8.39	(1.57)
Total from investment operations	3.67	(1.80)	1.46	8.68	(1.21)

Less dividends and distributions from:
Net investment income	(0.50)	(0.20)	(0.17)	(0.33)	(0.39)
Net realized gain	—	(4.68)	(3.04)	(1.48)	(1.55)
Total dividends and distributions	(0.50)	(4.88)	(3.21)	(1.81)	(1.94)

Net asset value, end of period	$22.03	$18.86	$25.54	$27.29	$20.42

Total return[3]	19.63%[2,4]	(6.52)%	4.82%	43.15%	(6.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$375,021	$406,338	$745,878	$846 [5]	$671 [5]
Ratio of expenses to average net assets[6]	0.81%	0.88%	0.84%	0.86%	0.86%
Ratio of expenses to average net assets prior to fees waived[6]	0.82%	0.88%	0.84%	0.86%	0.86%
Ratio of net investment income to average net assets	1.55%	1.17%	0.64%	1.17%	1.51%
Ratio of net investment income to average net assets prior to fees waived	1.54%	1.17%	0.64%	1.17%	1.51%
Portfolio turnover	73%	82%	94%	52%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Balanced Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.78	$25.46	$27.22	$20.39	$23.54

Income (loss) from investment operations:
Net investment income[1]	0.21	0.15	0.01	0.15	0.22
Net realized and unrealized gain (loss)	3.35 [2]	(2.05)	1.26	8.36	(1.57)
Total from investment operations	3.56	(1.90)	1.27	8.51	(1.35)

Less dividends and distributions from:
Net investment income	(0.41)	(0.10)	(0.01)	(0.20)	(0.25)
Net realized gain	—	(4.68)	(3.02)	(1.48)	(1.55)
Total dividends and distributions	(0.41)	(4.78)	(3.03)	(1.68)	(1.80)

Net asset value, end of period	$21.93	$18.78	$25.46	$27.22	$20.39

Total return[3]	19.04%[2,4]	(6.97)%	4.15%	42.31%	(6.90)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,503	$8,650	$10,852	$11 [5]	$11 [5]
Ratio of expenses to average net assets[6]	1.31%	1.38%	1.44%	1.45%	1.45%
Ratio of expenses to average net assets prior to fees waived[6]	1.32%	1.38%	1.44%	1.45%	1.45%
Ratio of net investment income to average net assets	1.05%	0.70%	0.04%	0.60%	0.91%
Ratio of net investment income to average net assets prior to fees waived	1.04%	0.70%	0.04%	0.60%	0.91%
Portfolio turnover	73%	82%	94%	52%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Balanced Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.91	$25.60	$27.36	$20.47	$23.62

Income (loss) from investment operations:
Net investment income[1]	0.32	0.29	0.22	0.33	0.40
Net realized and unrealized gain (loss)	3.38 [2]	(2.07)	1.27	8.40	(1.57)
Total from investment operations	3.70	(1.78)	1.49	8.73	(1.17)

Less dividends and distributions from:
Net investment income	(0.52)	(0.23)	(0.21)	(0.36)	(0.43)
Net realized gain	—	(4.68)	(3.04)	(1.48)	(1.55)
Total dividends and distributions	(0.52)	(4.91)	(3.25)	(1.84)	(1.98)

Net asset value, end of period	$22.09	$18.91	$25.60	$27.36	$20.47

Total return[3]	19.72%[2]	(6.39)%	4.93%	43.34%	(6.16)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,906	$9,291	$10,232	$11 [4]	$7 [4]
Ratio of expenses to average net assets[5]	0.76%	0.75%	0.70%	0.71%	0.71%
Ratio of expenses to average net assets prior to fees waived[5]	0.77%	0.75%	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets	1.61%	1.33%	0.78%	1.30%	1.65%
Ratio of net investment income to average net assets prior to fees waived	1.60%	1.33%	0.78%	1.30%	1.65%
Portfolio turnover	73%	82%	94%	52%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Balanced Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$18.85	$25.54	$27.29	$20.43	$23.58

Income (loss) from investment operations:
Net investment income[1]	0.26	0.22	0.12	0.24	0.31
Net realized and unrealized gain (loss)	3.36 [2]	(2.07)	1.28	8.38	(1.57)
Total from investment operations	3.62	(1.85)	1.40	8.62	(1.26)

Less dividends and distributions from:
Net investment income	(0.45)	(0.16)	(0.11)	(0.28)	(0.34)
Net realized gain	—	(4.68)	(3.04)	(1.48)	(1.55)
Total dividends and distributions	(0.45)	(4.84)	(3.15)	(1.76)	(1.89)

Net asset value, end of period	$22.02	$18.85	$25.54	$27.29	$20.43

Total return[3]	19.35%[2,4]	(6.71)%	4.59%[4]	42.81%[4]	(6.55)%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,450	$10,194	$12,699	$16 [5]	$14 [5]
Ratio of expenses to average net assets[6]	1.06%	1.07%	1.04%	1.07%	1.10%
Ratio of expenses to average net assets prior to fees waived[6]	1.07%	1.07%	1.08%	1.10%	1.11%
Ratio of net investment income to average net assets	1.31%	1.01%	0.44%	0.97%	1.27%
Ratio of net investment income to average net assets prior to fees waived	1.30%	1.01%	0.40%	0.94%	1.26%
Portfolio turnover	73%	82%	94%	52%	43%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Natural Resources Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.75	$16.92	$12.42	$7.85	$13.45

Income (loss) from investment operations:
Net investment income[1]	0.39	0.35	0.21	0.09	0.13
Net realized and unrealized gain (loss)	0.33	(1.20)	4.61	4.51	(5.51)
Total from investment operations	0.72	(0.85)	4.82	4.60	(5.38)

Less dividends and distributions from:
Net investment income	(0.31)	(0.32)	(0.32)	(0.03)	(0.22)
Total dividends and distributions	(0.31)	(0.32)	(0.32)	(0.03)	(0.22)

Net asset value, end of period	$16.16	$15.75	$16.92	$12.42	$7.85

Total return[2]	4.63%	(5.03)%[3]	39.47%	58.68%	(40.58)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,472	$150,383	$170,746	$136 [4]	$102 [4]
Ratio of expenses to average net assets[5]	1.20%	1.44%	1.82%	1.84%	1.77%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.65%	1.82%	1.84%	1.77%
Ratio of net investment income to average net assets	2.54%	2.20%	1.57%	0.82%	1.05%
Ratio of net investment income to average net assets prior to fees waived	2.54%	1.99%	1.57%	0.82%	1.05%
Portfolio turnover	37%	48%	116%	52%	44%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Natural Resources Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$12.71	$13.81	$10.22	$6.48	$11.13

Income (loss) from investment operations:
Net investment income[1]	0.21	0.19	0.09	0.01	0.03
Net realized and unrealized gain (loss)	0.28	(0.98)	3.77	3.74	(4.55)
Total from investment operations	0.49	(0.79)	3.86	3.75	(4.52)

Less dividends and distributions from:
Net investment income	(0.21)	(0.31)	(0.27)	(0.01)	(0.13)
Total dividends and distributions	(0.21)	(0.31)	(0.27)	(0.01)	(0.13)

Net asset value, end of period	$12.99	$12.71	$13.81	$10.22	$6.48

Total return[2]	3.89%	(5.76)%[3]	38.45%	57.83%	(41.02)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,394	$3,846	$3,460	$3 [4]	$5 [4]
Ratio of expenses to average net assets[5]	1.95%	2.20%	2.52%	2.49%	2.48%
Ratio of expenses to average net assets prior to fees waived[5]	1.95%	2.42%	2.52%	2.49%	2.48%
Ratio of net investment income to average net assets	1.72%	1.46%	0.84%	0.07%	0.30%
Ratio of net investment income to average net assets prior to fees waived	1.72%	1.24%	0.84%	0.07%	0.03%
Portfolio turnover	37%	48%	116%	52%	44%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Natural Resources Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.52	$17.72	$12.99	$8.18	$14.06

Income (loss) from investment operations:
Net investment income[1]	0.45	0.42	0.31	0.16	0.21
Net realized and unrealized gain (loss)	0.35	(1.25)	4.82	4.73	(5.74)
Total from investment operations	0.80	(0.83)	5.13	4.89	(5.53)

Less dividends and distributions from:
Net investment income	(0.33)	(0.37)	(0.40)	(0.08)	(0.35)
Total dividends and distributions	(0.33)	(0.37)	(0.40)	(0.08)	(0.35)

Net asset value, end of period	$16.99	$16.52	$17.72	$12.99	$8.18

Total return[2]	4.93%	(4.73)%[3]	40.30%	59.85%	(40.26)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,824	$76,474	$84,343	$71 [4]	$54 [4]
Ratio of expenses to average net assets[5]	0.95%	1.11%	1.21%	1.20%	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	1.14%	1.21%	1.20%	1.19%
Ratio of net investment income to average net assets	2.78%	2.52%	2.17%	1.46%	1.63%
Ratio of net investment income to average net assets prior to fees waived	2.78%	2.49%	2.17%	1.46%	1.63%
Portfolio turnover	37%	48%	116%	52%	44%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Natural Resources Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.52	$16.69	$12.25	$7.75	$13.26

Income (loss) from investment operations:
Net investment income[1]	0.35	0.32	0.22	0.09	0.13
Net realized and unrealized gain (loss)	0.31	(1.19)	4.54	4.45	(5.42)
Total from investment operations	0.66	(0.87)	4.76	4.54	(5.29)

Less dividends and distributions from:
Net investment income	(0.25)	(0.30)	(0.32)	(0.04)	(0.22)
Total dividends and distributions	(0.25)	(0.30)	(0.32)	(0.04)	(0.22)

Net asset value, end of period	$15.93	$15.52	$16.69	$12.25	$7.75

Total return[2]	4.33%	(5.21)%[3]	39.60%	58.67%	(40.53)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,011	$12,202	$14,145	$12 [4]	$7 [4]
Ratio of expenses to average net assets[5]	1.45%	1.64%	1.78%	1.77%	1.76%
Ratio of expenses to average net assets prior to fees waived[5]	1.45%	1.66%	1.78%	1.77%	1.76%
Ratio of net investment income to average net assets	2.28%	2.03%	1.60%	0.90%	1.06%
Ratio of net investment income to average net assets prior to fees waived	2.28%	2.01%	1.60%	0.90%	1.06%
Portfolio turnover	37%	48%	116%	52%	44%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Natural Resources Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.56	$17.79	$13.03	$8.21	$14.12

Income (loss) from investment operations:
Net investment income[1]	0.48	0.42	0.36	0.18	0.23
Net realized and unrealized gain (loss)	0.31	(1.24)	4.82	4.73	(5.75)
Total from investment operations	0.79	(0.82)	5.18	4.91	(5.52)

Less dividends and distributions from:
Net investment income	(0.39)	(0.41)	(0.42)	(0.09)	(0.39)
Total dividends and distributions	(0.39)	(0.41)	(0.42)	(0.09)	(0.39)

Net asset value, end of period	$16.96	$16.56	$17.79	$13.03	$8.21

Total return[2]	4.89%	(4.63)%[3]	40.61%	59.94%	(40.11)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,446	$4,213	$2,228	$1 [4]	$3 [4]
Ratio of expenses to average net assets[5]	0.92%	1.03%	1.04%	0.99%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	0.92%	1.07%	1.04%	0.99%	1.02%
Ratio of net investment income to average net assets	2.93%	2.49%	2.46%	1.64%	1.81%
Ratio of net investment income to average net assets prior to fees waived	2.93%	2.45%	2.46%	1.64%	1.81%
Portfolio turnover	37%	48%	116%	52%	44%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Natural Resources Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.19	$17.38	$12.74	$8.04	$13.79

Income (loss) from investment operations:
Net investment income[1]	0.40	0.38	0.28	0.13	0.17
Net realized and unrealized gain (loss)	0.33	(1.24)	4.73	4.63	(5.63)
Total from investment operations	0.73	(0.86)	5.01	4.76	(5.46)

Less dividends and distributions from:
Net investment income	(0.29)	(0.33)	(0.37)	(0.06)	(0.29)
Total dividends and distributions	(0.29)	(0.33)	(0.37)	(0.06)	(0.29)

Net asset value, end of period	$16.63	$16.19	$17.38	$12.74	$8.04

Total return[2]	4.60%	(4.95)%[3]	40.08%	59.33%	(40.40)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,505	$12,632	$14,348	$11[4]	$8[4]
Ratio of expenses to average net assets[5]	1.20%	1.35%	1.42%	1.42%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.38%	1.42%	1.42%	1.42%
Ratio of net investment income to average net assets	2.54%	2.27%	1.97%	1.23%	1.39%
Ratio of net investment income to average net assets prior to fees waived	2.54%	2.24%	1.97%	1.23%	1.39%
Portfolio turnover	37%	48%	116%	52%	44%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Science and Technology Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$42.38	$63.48	$92.04	$59.85	$65.00

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.24)	(0.66)	(0.55)	(0.38)
Net realized and unrealized gain (loss)	16.25 [2]	(8.49)	2.73	40.68	3.45
Total from investment operations	16.02	(8.73)	2.07	40.13	3.07

Less dividends and distributions from:
Net realized gain	(5.33)	(12.37)	(30.63)	(7.94)	(8.22)
Total dividends and distributions	(5.33)	(12.37)	(30.63)	(7.94)	(8.22)

Net asset value, end of period	$53.07	$42.38	$63.48	$92.04	$59.85

Total return[3]	40.88%[2]	(12.32)%	(0.21)%	67.65%	2.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,743,633	$3,186,208	$4,958,005	$5,696 [4]	$3,626 [4]
Ratio of expenses to average net assets[5]	1.16%	1.21%	1.13%	1.14%	1.18%
Ratio of expenses to average net assets prior to fees waived[5]	1.16%	1.21%	1.13%	1.14%	1.18%
Ratio of net investment loss to average net assets	(0.50)%	(0.51)%	(0.76)%	(0.66)%	(0.54)%
Ratio of net investment loss to average net assets prior to fees waived	(0.50)%	(0.51)%	(0.76)%	(0.66)%	(0.54)%
Portfolio turnover	29%	51%	53%	9%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.04 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Science and Technology Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$24.76	$43.75	$72.44	$48.52	$54.26

Income (loss) from investment operations:
Net investment loss[1]	(0.32)	(0.46)	(1.04)	(0.95)	(0.76)
Net realized and unrealized gain (loss)	8.89 [2]	(6.16)	2.62	32.81	3.07
Total from investment operations	8.57	(6.62)	1.58	31.86	2.31

Less dividends and distributions from:
Net realized gain	(5.33)	(12.37)	(30.27)	(7.94)	(8.05)
Total dividends and distributions	(5.33)	(12.37)	(30.27)	(7.94)	(8.05)

Net asset value, end of period	$28.00	$24.76	$43.75	$72.44	$48.52

Total return[3]	39.82%[2]	(13.14)%	(1.00)%	66.37%	2.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88,952	$109,544	$237,610	$413 [4]	$407 [4]
Ratio of expenses to average net assets[5]	1.91%	2.14%	1.92%	1.92%	1.95%
Ratio of expenses to average net assets prior to fees waived[5]	1.91%	2.14%	1.92%	1.92%	1.95%
Ratio of net investment loss to average net assets	(1.25)%	(1.45)%	(1.56)%	(1.45)%	(1.31)%
Ratio of net investment loss to average net assets prior to fees waived	(1.25)%	(1.45)%	(1.56)%	(1.45)%	(1.31)%
Portfolio turnover	29%	51%	53%	9%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.08%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Science and Technology Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$54.09	$76.68	$105.32	$67.65	$72.51

Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.17)	(0.60)	(0.45)	(0.27)
Net realized and unrealized gain (loss)	21.14 [2]	(10.05)	2.83	46.06	3.71
Total from investment operations	20.99	(10.22)	2.23	45.61	3.44

Less dividends and distributions from:
Net realized gain	(5.33)	(12.37)	(30.87)	(7.94)	(8.30)
Total dividends and distributions	(5.33)	(12.37)	(30.87)	(7.94)	(8.30)

Net asset value, end of period	$69.75	$54.09	$76.68	$105.32	$67.65

Total return[3]	41.23%[2]	(12.14)%	(0.04)%	67.96%	3.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,403,120	$1,281,422	$2,354,813	$2,878 [4]	$1,938 [4]
Ratio of expenses to average net assets[5]	0.91%	0.99%	0.96%	0.96%	0.98%
Ratio of expenses to average net assets prior to fees waived[5]	0.91%	0.99%	0.96%	0.96%	0.98%
Ratio of net investment loss to average net assets	(0.25)%	(0.29)%	(0.59)%	(0.48)%	(0.34)%
Ratio of net investment loss to average net assets prior to fees waived	(0.25)%	(0.29)%	(0.59)%	(0.48)%	(0.34)%
Portfolio turnover	29%	51%	53%	9%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.05 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Science and Technology Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$38.46	$59.21	$87.86	$57.58	$62.89

Income (loss) from investment operations:
Net investment loss[1]	(0.31)	(0.38)	(0.97)	(0.85)	(0.63)
Net realized and unrealized gain (loss)	14.60 [2]	(8.00)	2.69	39.07	3.37
Total from investment operations	14.29	(8.38)	1.72	38.22	2.74

Less dividends and distributions from:
Net realized gain	(5.33)	(12.37)	(30.37)	(7.94)	(8.05)
Total dividends and distributions	(5.33)	(12.37)	(30.37)	(7.94)	(8.05)

Net asset value, end of period	$47.42	$38.46	$59.21	$87.86	$57.58

Total return[3]	40.53%[2]	(12.65)%	(0.63)%	66.99%	2.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$109,957	$94,005	$120,945	$151 [4]	$110 [4]
Ratio of expenses to average net assets[5]	1.41%	1.57%	1.55%	1.55%	1.57%
Ratio of expenses to average net assets prior to fees waived[5]	1.41%	1.57%	1.55%	1.55%	1.57%
Ratio of net investment loss to average net assets	(0.75)%	(0.86)%	(1.18)%	(1.08)%	(0.93)%
Ratio of net investment loss to average net assets prior to fees waived	(0.75)%	(0.86)%	(1.18)%	(1.08)%	(0.93)%
Portfolio turnover	29%	51%	53%	9%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.04 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Science and Technology Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$55.11	$77.75	$106.48	$68.24	$73.03

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.09)	(0.45)	(0.32)	(0.15)
Net realized and unrealized gain (loss)	21.56 [2]	(10.18)	2.84	46.50	3.75
Total from investment operations	21.45	(10.27)	2.39	46.18	3.60

Less dividends and distributions from:
Net realized gain	(5.33)	(12.37)	(31.12)	(7.94)	(8.39)
Total dividends and distributions	(5.33)	(12.37)	(31.12)	(7.94)	(8.39)

Net asset value, end of period	$71.23	$55.11	$77.75	$106.48	$68.24

Total return[3]	41.31%[2]	(12.02)%	0.10%	68.22%	3.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$155,573	$108,424	$173,276	$192 [4]	$96 [4]
Ratio of expenses to average net assets[5]	0.84%	0.86%	0.81%	0.81%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.86%	0.81%	0.81%	0.83%
Ratio of net investment loss to average net assets	(0.18)%	(0.15)%	(0.44)%	(0.33)%	(0.20)%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.18)%	(0.15)%	(0.44)%	(0.33)%	(0.20)%
Portfolio turnover	29%	51%	53%	9%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.05 and total return by 0.09%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Science and Technology Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$48.45	$70.42	$98.99	$64.00	$69.01

Income (loss) from investment operations:
Net investment loss[1]	(0.26)	(0.28)	(0.74)	(0.58)	(0.40)
Net realized and unrealized gain (loss)	18.76 [2]	(9.32)	2.79	43.51	3.60
Total from investment operations	18.50	(9.60)	2.05	42.93	3.20

Less dividends and distributions from:
Net realized gain	(5.33)	(12.37)	(30.62)	(7.94)	(8.21)
Total dividends and distributions	(5.33)	(12.37)	(30.62)	(7.94)	(8.21)

Net asset value, end of period	$61.62	$48.45	$70.42	$98.99	$64.00

Total return[3]	40.88%[2]	(12.34)%	(0.22)%[4]	67.64%[4]	2.98%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$284,479	$229,962	$351,136	$455 [5]	$340 [5]
Ratio of expenses to average net assets[6]	1.16%	1.23%	1.14%	1.14%	1.18%
Ratio of expenses to average net assets prior to fees waived[6]	1.16%	1.23%	1.20%	1.20%	1.22%
Ratio of net investment loss to average net assets	(0.50)%	(0.53)%	(0.78)%	(0.66)%	(0.54)%
Ratio of net investment loss to average net assets prior to fees waived	(0.50)%	(0.53)%	(0.84)%	(0.72)%	(0.58)%
Portfolio turnover	29%	51%	53%	9%	23%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.05 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Real Estate Securities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.43	$27.72	$24.82	$18.83	$24.45

Income (loss) from investment operations:
Net investment income[1]	0.26	0.30	0.21	0.17	0.30
Net realized and unrealized gain (loss)	0.79	(5.87)	6.44	6.22	(3.61)
Total from investment operations	1.05	(5.57)	6.65	6.39	(3.31)

Less dividends and distributions from:
Net investment income	(0.55)	(0.40)	(0.14)	(0.25)	(0.32)
Net realized gain	(1.19)	(5.32)	(3.61)	(0.15)	(1.99)
Total dividends and distributions	(1.74)	(5.72)	(3.75)	(0.40)	(2.31)

Net asset value, end of period	$15.74	$16.43	$27.72	$24.82	$18.83

Total return[2]	6.55%[3]	(20.26)%[3]	26.90%	34.24%[3]	(15.35)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,391	$86,795	$143,562	$130 [4]	$122 [4]
Ratio of expenses to average net assets[5]	1.20%	1.29%	1.38%	1.45%	1.43%
Ratio of expenses to average net assets prior to fees waived[5]	1.39%	1.57%	1.38%	1.55%	1.53%
Ratio of net investment income to average net assets	1.62%	1.39%	0.74%	0.79%	1.21%
Ratio of net investment income to average net assets prior to fees waived	1.43%	1.11%	0.74%	0.69%	1.11%
Portfolio turnover	36%	57%	43%	76%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Real Estate Securities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$15.60	$26.73	$24.11	$18.32	$23.86

Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.10	(0.07)	0.06	0.12
Net realized and unrealized gain (loss)	0.76	(5.66)	6.27	5.96	(3.52)
Total from investment operations	0.89	(5.56)	6.20	6.02	(3.40)

Less dividends and distributions from:
Net investment income	(0.44)	(0.25)	—	(0.08)	(0.15)
Net realized gain	(1.19)	(5.32)	(3.58)	(0.15)	(1.99)
Total dividends and distributions	(1.63)	(5.57)	(3.58)	(0.23)	(2.14)

Net asset value, end of period	$14.86	$15.60	$26.73	$24.11	$18.32

Total return[2]	5.79%[3]	(21.00)%[3]	25.74%	33.03%[3]	(15.99)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$577	$815	$1,707	$2 [4]	$3 [4]
Ratio of expenses to average net assets[5]	1.95%	2.19%	2.33%	2.33%	2.25%
Ratio of expenses to average net assets prior to fees waived[5]	2.14%	2.76%	2.33%	2.43%	2.35%
Ratio of net investment income (loss) to average net assets	0.83%	0.49%	(0.24)%	0.27%	0.50%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.64%	(0.08)%	(0.24)%	0.17%	0.40%
Portfolio turnover	36%	57%	43%	76%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Real Estate Securities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.70	$28.05	$25.05	$18.99	$24.63

Income (loss) from investment operations:
Net investment income[1]	0.32	0.38	0.29	0.25	0.38
Net realized and unrealized gain (loss)	0.79	(5.97)	6.52	6.27	(3.62)
Total from investment operations	1.11	(5.59)	6.81	6.52	(3.24)

Less dividends and distributions from:
Net investment income	(0.58)	(0.44)	(0.20)	(0.31)	(0.41)
Net realized gain	(1.19)	(5.32)	(3.61)	(0.15)	(1.99)
Total dividends and distributions	(1.77)	(5.76)	(3.81)	(0.46)	(2.40)

Net asset value, end of period	$16.04	$16.70	$28.05	$25.05	$18.99

Total return[2]	6.84%[3]	(20.07)%[3]	27.32%	34.68%[3]	(15.01)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,263	$64,516	$133,161	$127 [4]	$121 [4]
Ratio of expenses to average net assets[5]	0.95%	1.00%	1.09%	1.08%	1.08%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%	1.09%	1.09%	1.18%	1.18%
Ratio of net investment income to average net assets	1.94%	1.74%	1.01%	1.15%	1.54%
Ratio of net investment income to average net assets prior to fees waived	1.75%	1.65%	1.01%	1.05%	1.44%
Portfolio turnover	36%	57%	43%	76%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Real Estate Securities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.36	$27.66	$24.78	$18.81	$24.42

Income (loss) from investment operations:
Net investment income[1]	0.19	0.20	0.12	0.13	0.27
Net realized and unrealized gain (loss)	0.82	(5.82)	6.44	6.20	(3.62)
Total from investment operations	1.01	(5.62)	6.56	6.33	(3.35)

Less dividends and distributions from:
Net investment income	(0.51)	(0.36)	(0.07)	(0.21)	(0.27)
Net realized gain	(1.19)	(5.32)	(3.61)	(0.15)	(1.99)
Total dividends and distributions	(1.70)	(5.68)	(3.68)	(0.36)	(2.26)

Net asset value, end of period	$15.67	$16.36	$27.66	$24.78	$18.81

Total return[2]	6.33%[3]	(20.50)%[3]	26.55%	33.88%[3]	(15.51)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$477	$497	$555	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	1.45%	1.54%	1.69%	1.67%	1.69%
Ratio of expenses to average net assets prior to fees waived[6]	1.64%	1.65%	1.69%	1.77%	1.79%
Ratio of net investment income to average net assets	1.22%	0.93%	0.42%	0.61%	1.07%
Ratio of net investment income to average net assets prior to fees waived	1.03%	0.82%	0.42%	0.51%	0.97%
Portfolio turnover	36%	57%	43%	76%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Real Estate Securities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.74	$28.10	$25.09	$19.02	$24.66

Income (loss) from investment operations:
Net investment income[1]	0.31	0.28	0.36	0.28	0.43
Net realized and unrealized gain (loss)	0.82	(5.86)	6.50	6.28	(3.64)
Total from investment operations	1.13	(5.58)	6.86	6.56	(3.21)

Less dividends and distributions from:
Net investment income	(0.61)	(0.46)	(0.24)	(0.34)	(0.44)
Net realized gain	(1.19)	(5.32)	(3.61)	(0.15)	(1.99)
Total dividends and distributions	(1.80)	(5.78)	(3.85)	(0.49)	(2.43)

Net asset value, end of period	$16.07	$16.74	$28.10	$25.09	$19.02

Total return[2]	6.94%[3]	(19.99)%[3]	27.48%	34.84%[3]	(14.86)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,938	$1,973	$1,112	$1 [4]	$— [4,5]
Ratio of expenses to average net assets[6]	0.85%	0.99%	0.93%	0.94%	0.94%
Ratio of expenses to average net assets prior to fees waived[6]	1.09%	1.06%	0.93%	1.04%	1.04%
Ratio of net investment income to average net assets	1.90%	1.38%	1.26%	1.26%	1.70%
Ratio of net investment income to average net assets prior to fees waived	1.66%	1.31%	1.26%	1.16%	1.60%
Portfolio turnover	36%	57%	43%	76%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Real Estate Securities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/24	3/31/23	3/31/22	3/31/21	3/31/20
Net asset value, beginning of period	$16.60	$27.79	$24.87	$18.86	$24.48

Income (loss) from investment operations:
Net investment income[1]	0.25	0.43	0.23	0.21	0.33
Net realized and unrealized gain (loss)	0.81	(6.02)	6.45	6.23	(3.60)
Total from investment operations	1.06	(5.59)	6.68	6.44	(3.27)

Less dividends and distributions from:
Net investment income	(0.54)	(0.28)	(0.15)	(0.28)	(0.36)
Net realized gain	(1.19)	(5.32)	(3.61)	(0.15)	(1.99)
Total dividends and distributions	(1.73)	(5.60)	(3.76)	(0.43)	(2.35)

Net asset value, end of period	$15.93	$16.60	$27.79	$24.87	$18.86

Total return[2]	6.57%[3]	(20.27)%[3]	26.98%	34.45%[3]	(15.21)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,969	$3,481	$90,376	$70 [4]	$63 [4]
Ratio of expenses to average net assets[5]	1.20%	1.25%	1.31%	1.30%	1.29%
Ratio of expenses to average net assets prior to fees waived[5]	1.39%	1.29%	1.31%	1.40%	1.39%
Ratio of net investment income to average net assets	1.52%	1.79%	0.82%	0.95%	1.35%
Ratio of net investment income to average net assets prior to fees waived	1.33%	1.75%	0.82%	0.85%	1.25%
Portfolio turnover	36%	57%	43%	76%	59%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Ivy Funds

March 31, 2024

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 30 series. These financial statements and the related notes pertain to 7 funds: Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Real Estate Securities Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Natural Resources Fund, and Delaware Real Estate Securities Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, and Delaware Ivy Science and Technology Fund are considered nondiversified.

Each Fund offers Class A, Class C, Class I, Class R, Class R6, and Class Y shares. Class A shares are subject to an initial sales charge. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities, credit default swap (CDS) contracts and CDS options contracts (swaptions) are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations, CDS contracts and swaptions are then reviewed by DMC as part of its duties as each Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Certain Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2024, and for all open tax years (years ended March 31, 2021–March 31, 2023), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2024, the Funds did not incur any interest or tax penalties.

As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (EU tax reclaims). These filings are subject to various administrative proceedings by each local jurisdiction's tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have be recognized, if any, are reflected as "Other income" in the "Statements of operations." Related receivables, if any, are reflected as EU tax reclaims receivable in the “Statements of assets and liabilities.” Generally unless fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund's net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a US federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as a foreign tax credits to its US taxable shareholders, a Fund may enter into a closing agreement with the US Internal Revenue Service (the IRS). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that Delaware Ivy Asset Strategy Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges to Delaware Ivy Asset Strategy Fund's closing agreement liability is presented as a reduction of "IRS compliance fee for foreign withholding tax claims (see Note 1)" in the "Consolidated Statements of operations" and its estimated closing agreement liability is presented as "IRS compliance fee for foreign withholding tax claims (see Note 1)" in the “Consolidated Statements of assets and liabilities.” IVY ASF III (SBP), LLC is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

IVY ASF III (SBP), LLC income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Tax Expense/(Benefit):	Current	Deferred	Total
Federal	$—	$(128,569,379)	$(128,569,379)
State	—	(17,884,500)	(17,884,500)
Valuation allowance	—	146,453,879	146,453,879
Total Tax Expense/(Benefit)	$—	$—	$—

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

Components of IVY ASF III (SBP), LLC’s deferred tax assets and liabilities as of March 31, 2024 are as follows:

Deferred Tax Assets/(Liabilities):
Basis in partnerships	$62,121,781
Net Operating Loss	98,951,823
Other	1,045
Total net deferred tax asset/(liability) before valuation allowance	161,074,649
Less: Valuation Allowance	(161,074,649)
Net deferred tax asset/(liability)	$—

Net operating loss carryforwards are available to offset future taxable income of IVY ASF III (SBP), LLC. IVY ASF III (SBP), LLC had cumulative net operating loss carryforwards as of its most recent tax year ending March 31, 2024, of $395,807,291. Net operating loss carryforwards from 2014 – 2017 expire within 20 years and any net operating loss carryforwards from 2018 and forward do not expire as they pertain to federal income tax. Net operating loss carryforwards in Kansas expire starting in 2024.

The difference between the statutory income tax rate, 21%, and the actual effective tax rate, as reported for the year ended March 31, 2024, are as follows:

Pre-tax income/(loss) at the statutory rate	$(128,569,379)
Adjustment to prior year deferred taxes	—
State income tax expense, net of federal benefit	(17,884,500)
Less: valuation allowance	146,453,879
Total income tax expense/(benefit)	$—

The IVY ASF III (SBP), LLC recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the IVY ASF III (SBP), LLC’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns filed since inception of the IVY ASF III (SBP), LLC. The IVY ASF III (SBP), LLC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Underlying Funds — Each Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Fund may invest include ETFs. Each Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the

“Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, each Fund may pay an assignment fee. On an ongoing basis, each Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country's tax rules and rates. Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, and Delaware Real Estate Securities Fund declare and pay dividends quarterly. Delaware Climate Solutions Fund, Delaware Ivy Natural Resources Fund, and Delaware Ivy Science and Technology Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund's average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Climate Solutions Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.75% of net assets over $5 billion and up to $10 billion;
0.74% of net assets over $10 billion.

Delaware Global Real Estate Fund	0.95% of net assets up to $1 billion;
0.92% of net assets over $1 billion and up to $2 billion;
0.87% of net assets over $2 billion and up to $3 billion;
0.84% of net assets over $3 billion and up to $5 billion;
0.82% of net assets over $5 billion and up to $10 billion;
0.80% of net assets over $10 billion.

Delaware Ivy Asset Strategy Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $28 billion;
0.545% of net assets over $28 billion and up to $53 billion;
0.54% of net assets over $53 billion.

Delaware Ivy Balanced Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.54% of net assets over $5 billion and up to $10 billion;
0.53% of net assets over $10 billion.

Delaware Ivy Natural Resources Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy Science and Technology Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $8 billion;
0.755% of net assets over $8 billion and up to $13 billion;
0.75% of net assets over $13 billion.

Fund	Management Fee (annual rate as a percentage of average daily net assets)

Delaware Real Estate Securities Fund	0.90% of net assets up to $1 billion;
0.87% of net assets over $1 billion and up to $2 billion;
0.84% of net assets over $2 billion and up to $3 billion;
0.80% of net assets over $3 billion and up to $5 billion;
0.76% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Funds:

Under agreements between DMC and each of Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL), each of MIMEL and MIMGL serves as sub-advisor to Delaware Global Real Estate Securities Fund and Delaware Real Estate Securities Fund, and along with DMC, are responsible for its day to day management. In addition, DMC may also seek investment advice and recommendations from MIMEL and MIMGL and may permit MIMEL and MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize their specialized market knowledge.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. DMC and MIMAK are primarily responsible for the day-to-day management of the Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund portfolios. In addition, DMC may also seek fixed income investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK's specialized market knowledge. For its services, MIMAK receives a sub-advisory fee from DMC.

With respect to Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund, MIMEL serves as sub-advisor. DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

MIMGL serves as sub-advisor to Delaware Ivy Climate Solutions, Delaware Ivy Asset Strategy, Delaware Ivy Balanced, Delaware Ivy Natural Resources and Delaware Ivy Science and Technology Funds, executing security trades on behalf of DMC. MIMGL also exercises investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL's specialized market knowledge for Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s annual rates were: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2024, each Fund paid for these services as follows:

Fund	Fees
Delaware Climate Solutions Fund	$10,639
Delaware Global Real Estate Fund	5,041
Delaware Ivy Asset Strategy Fund	68,052
Delaware Ivy Balanced Fund	59,439
Delaware Ivy Natural Resources Fund	12,045
Delaware Ivy Science and Technology Fund	189,524
Delaware Real Estate Securities Fund	8,762

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2024, each Fund paid for these services as follows:

Fund	Fees
Delaware Climate Solutions Fund	$12,284
Delaware Global Real Estate Fund	1,920
Delaware Ivy Asset Strategy Fund	115,487
Delaware Ivy Balanced Fund	100,078
Delaware Ivy Natural Resources Fund	14,733
Delaware Ivy Science and Technology Fund	332,057
Delaware Real Estate Securities Fund	8,710

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, 0.50%, and 0.25% of the average daily net assets of the Class A, Class C, Class R, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from April 1, 2023 (except as noted) through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

Operating expense
limitation as a
	percentage of average	Operating expense
	daily	limitation as
	net assets	a percentage
	all share classes	of average
	other than	daily net assets
Fund	Class R6	Class R6
Delaware Climate Solutions Fund	0.99%	0.83%[1]
Delaware Global Real Estate Fund	1.04%[2]	0.89%[2]
Delaware Ivy Asset Strategy Fund	n/a3	n/a
Delaware Ivy Balanced Fund	0.80%[4]	0.71%[4]
Delaware Ivy Natural Resources Fund	1.08%	0.92%[5]
Delaware Ivy Science and Technology Fund	n/a	n/a
Delaware Real Estate Securities Fund	0.95%	0.80%[6]
[1]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation was 0.99%.
[2]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation was 1.05%.
[3]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class Y shares was 1.11%.

[4]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class A, Class C, Class I, Class R, Class R6, and Class Y shares were n/a, n/a, n/a, 1.34%, n/a, and 1.07%, respectively.
[5]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation was n/a.
[6]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation was n/a.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from April 1, 2023 (except as noted) through July 30, 2024, unless terminated by agreement of DMC and the Fund, is as follows:

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Class I	Class R	Class R6	Class Y
Delaware Climate Solutions Fund	1.24%	1.99%	0.99%	1.49%	0.83%[1]	1.24%
Delaware Global Real Estate Fund	1.29%[2]	2.04%[2]	1.04%[2]	1.54%[2]	0.89%[2]	1.29%[2]
Delaware Ivy Asset Strategy Fund	n/a	n/a	n/a	n/a	n/a	n/a3
Delaware Ivy Balanced Fund	1.05%[4]	1.80%[4]	0.80%[4]	1.30%[4]	0.71%[4]	1.05%[4]
Delaware Ivy Natural Resources Fund	1.33%	2.08%	1.08%	1.58%	0.92%[5]	1.33%
Delaware Ivy Science and Technology Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Real Estate Securities Fund	1.20%	1.95%	0.95%	1.45%	0.80%[6]	1.20%
[1]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class R6 shares was 0.99%.
[2]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class A, Class C, Class I, Class R, Class R6 and Class Y shares was 1.30%, 2.05%, 1.05%, 1.55%, 1.05% and 1.30%, respectively.
[3]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class Y shares was 1.11%.
[4]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class A, Class C, Class I, Class R, Class R6, and Class Y shares were n/a, n/a, n/a, 1.34%, n/a, and 1.07%, respectively.
[5]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class R6 shares was n/a.
[6]	Effective July 31, 2023. Prior to July 31, 2023, the expense limitation for Class R6 shares was n/a.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2024, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Climate Solutions Fund	$4,984
Delaware Global Real Estate Fund	666
Delaware Ivy Asset Strategy Fund	51,025
Delaware Ivy Balanced Fund	39,083
Delaware Ivy Natural Resources Fund	5,857
Delaware Ivy Science and Technology Fund	128,003
Delaware Real Estate Securities Fund	2,915

For the year ended March 31, 2024, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Climate Solutions Fund	$8,311
Delaware Global Real Estate Fund	542
Delaware Ivy Asset Strategy Fund	44,027
Delaware Ivy Balanced Fund	91,261
Delaware Ivy Natural Resources Fund	6,840
Delaware Ivy Science and Technology Fund	231,804
Delaware Real Estate Securities Fund	4,504

Notes to financial statements
Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended March 31, 2024, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Climate Solutions Fund	$1,255	$2,179
Delaware Global Real Estate Fund	7	5
Delaware Ivy Asset Strategy Fund	1,015	1,789
Delaware Ivy Balanced Fund	2,029	3,079
Delaware Ivy Natural Resources Fund	897	166
Delaware Ivy Science and Technology Fund	12,593	8,443
Delaware Real Estate Securities Fund	149	16

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

A summary of the transactions in affiliated companies during the year ended March 31, 2024 was as follows:

				Net
				realized	Net change in
				gain (loss)	unrealized
	Value,			on	appreciation	Value,
	beginning	Gross	Gross	affiliated	(depreciation)	end of		Capital gain
	of period	additions	reductions(1)	investments	on affiliated investments	period	Shares	distributions
Delaware Ivy Asset Strategy Fund
Common Stocks—0.03%
Media Group Holdings Series H =,†
	$—	$—	$(815,902)	$—	$1,370,083	$554,181	640,301	$—
Media Group Holdings Series T =,†
	—	—	—	—	—	—	80,253	—
Total	$—	$—	$(815,902)	$—	$1,370,083	$554,181		$—

(1)	The amount shown includes return of capital.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
†	Non-income producing security.

3. Investments

For the year ended March 31, 2024, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Delaware Climate Solutions Fund	$25,099,526	$—	$104,281,348	$—
Delaware Global Real Estate Fund	12,673,055	—	35,686,608	—
Delaware Ivy Asset Strategy Fund	762,231,873	188,201,096	1,016,890,471	185,514,477
Delaware Ivy Balanced Fund	458,468,569	645,834,982	691,118,425	619,729,677
Delaware Ivy Natural Resources Fund	84,185,291	—	140,851,136	—
Delaware Ivy Science and Technology Fund	1,474,779,854	—	2,137,332,303	—
Delaware Real Estate Securities Fund	47,198,032	—	89,255,576	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2024, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware Climate Solutions Fund	$154,226,706	$22,843,658	$(29,441,138)	$(6,597,480)
Delaware Global Real Estate Fund	11,164,420	2,878,850	(1,211,497)	1,667,353
Delaware Ivy Asset Strategy Fund	2,589,408,543	451,737,292	(1,215,912,541)	(764,175,249)
Delaware Ivy Balanced Fund	1,260,676,505	371,476,461	(47,858,602)	323,617,859
Delaware Ivy Natural Resources Fund	233,180,407	31,532,200	(61,379,086)	(29,846,886)
Delaware Ivy Science and Technology Fund	3,263,320,929	2,723,015,469	(200,604,646)	2,522,410,823
Delaware Real Estate Securities Fund	70,422,365	49,396,093	(3,128,165)	46,267,928

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 -	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 -	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Notes to financial statements

Ivy Funds

3. Investments (continued)

Level 3 -	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2024:

	Delaware Climate Solutions Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$137,294,467	$10,336,138	$147,630,605

Delaware
Global Real
Estate Fund
Level 1
Securities
Assets:
Common Stocks	$12,833,514

	Delaware Ivy Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$6,906,355	$—	$6,906,355
Agency Mortgage-Backed Securities	—	81,666,384	—	81,666,384
Bullion	72,959,812	—	—	72,959,812
Common Stocks
Communication Services	122,488,301	—	1,854,852	124,343,153
Consumer Discretionary	126,810,177	—	554,181[1]	127,364,358
Consumer Staples	88,333,454	—	—	88,333,454
Energy	55,642,745	—	—	55,642,745
Financials	200,936,433	—	—	200,936,433
Healthcare	123,182,005	17,660,808	—	140,842,813
Industrials	152,338,045	—	—	152,338,045
Information Technology	313,873,867	—	—	313,873,867
Materials	15,522,093	—	—	15,522,093

	Delaware Ivy Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Utilities	$21,183,654	$—	$—	$21,183,654
Convertible Bond	—	—	5,457,136	5,457,136
Corporate Bonds	—	247,394,923	—	247,394,923
Exchange-Traded Funds	57,249,436	—	—	57,249,436
Government Agency Obligation	—	2,159,734	—	2,159,734
Loan Agreements	—	33,313,310	—	33,313,310
Municipal Bonds	—	1,344,507	—	1,344,507
Non-Agency Collateralized Mortgage Obligations	—	6,708,560	—	6,708,560
Non-Agency Commercial Mortgage-Backed Securities	—	19,323,768	—	19,323,768
Preferred Stock	9,048,757	—	—	9,048,757
US Treasury Obligations	—	25,356,200	—	25,356,200
Short-Term Investments	15,536,120	—	—	15,536,120
Total Value of Securities	$1,375,104,899	$441,834,549	$7,866,169	$1,824,805,617

Derivatives[2]
Assets:
Futures Contracts	$19,269	$—	$—	$19,269
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(10,113)	$—	$(10,113)
Futures Contracts	(71,505)	—	—	(71,505)
[1]	The security that has been valued at zero on the “Consolidated schedules of investments” is considered to be Level 3 investment in this table.
[2]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Delaware Ivy Balanced Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$20,980,209	$20,980,209
Agency Mortgage-Backed Securities	—	171,783,065	171,783,065
Common Stocks	964,752,953	—	964,752,953
Corporate Bonds	—	170,570,474	170,570,474
Exchange-Traded Funds	46,804,794	—	46,804,794
Non-Agency Asset-Backed Securities	—	8,026,122	8,026,122
Non-Agency Collateralized Mortgage Obligations	—	3,421,830	3,421,830
Non-Agency Commercial Mortgage-Backed Securities	—	44,620,959	44,620,959
US Treasury Obligations	—	146,897,860	146,897,860
Short-Term Investments	6,756,788	—	6,756,788
Total Value of Securities	$1,018,314,535	$566,300,519	$1,584,615,054

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Balanced Fund
	Level 1	Level 2	Total
Derivatives[1]
Assets:
Futures Contracts	$152,145	$—	$152,145
Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(119,899)	$(119,899)
Forward Foreign Currency Exchange Contracts	—	(21,197)	(21,197)
Futures Contracts	(330,877)	—	(330,877)
[1]	Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Delaware Ivy Natural Resources Fund
	Level 1	Level 3		Total
Securities
Assets:
Closed-Ended Trust	$4,162,698	$—		$4,162,698
Common Stocks
Agriculture	11,357,071	—		11,357,071
Aluminum	5,338,550	—		5,338,550
Construction & Engineering	5,393,038	—		5,393,038
Construction Materials	998,649	—		998,649
Copper	5,118,598	—		5,118,598
Diversified Metals & Mining	29,759,518	—	[1]	29,759,518
Electrical Components & Equipment	2,505,874	—		2,505,874
Fertilizers & Agricultural Chemicals	16,667,747	—		16,667,747
Forest Products	8,010,970	—		8,010,970
Gold	26,737,679	—		26,737,679
Heavy Electrical Equipment	1,296,569	—		1,296,569
Industrial Gases	2,060,749	—		2,060,749
Integrated Oil & Gas	21,083,776	—		21,083,776
Oil & Gas Drilling	4,948,646	—		4,948,646
Oil & Gas Equipment & Services	6,821,598	—		6,821,598
Oil & Gas Exploration & Production	29,645,378	—		29,645,378
Oil & Gas Refining & Marketing	4,528,235	—		4,528,235
Paper Products	3,061,131	—		3,061,131
REIT Specialty	6,199,431	—		6,199,431
Renewable Electricity	1,022,843	—		1,022,843
Specialty Chemicals	4,711,235	—		4,711,235
Steel	1,050,623	—		1,050,623
Short-Term Investments	856,174	—		856,174
Total Value of Securities	$203,336,780	$—		$203,336,780
[1]	The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investment in this table.

Delaware Ivy
Science and
Technology
Fund
Level 1
Securities
Assets:
Common Stocks	$5,761,992,287
Short-Term Investments	23,768,605
Total Value of Securities	$5,785,760,892

Delaware Real
Estate
Securities Fund
Level 1
Securities
Assets:
Common Stocks	$115,687,495
Short-Term Investments	1,002,893
Total Value of Securities	$116,690,388

During the year ended March 31, 2024, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy Asset Strategy Fund and Delaware Ivy Natural Resources Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Delaware Ivy Asset Strategy Fund and Delaware Ivy Natural Resources Fund’s net assets at the end of the year. As of March 31, 2024, Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Balanced Fund, Delaware Ivy Science and Technology Fund, and Delaware Real Estate Securities Fund had no Level 3 investments.

Notes to financial statements

Ivy Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2024 and 2023 were as follows:

		Long-term
	Ordinary	capital	Return of
	income	gains	capital	Total
Year ended March 31, 2024:
Delaware Climate Solutions Fund	$4,475,885	$—	$—	$4,475,885
Delaware Global Real Estate Fund	584,657	—	157,962	742,619
Delaware Ivy Asset Strategy Fund	55,622,946	—	—	55,622,946
Delaware Ivy Balanced Fund	34,095,926	—	—	34,095,926
Delaware Ivy Natural Resources Fund	4,227,869	—	—	4,227,869
Delaware Ivy Science and Technology Fund	—	524,694,748	—	524,694,748
Delaware Real Estate Securities Fund	3,221,464	10,017,814	—	13,239,278

Year ended March 31, 2023:
Delaware Climate Solutions Fund	4,523,566	—	—	4,523,566
Delaware Global Real Estate Fund	951,365	4,778,362	—	5,729,727
Delaware Ivy Asset Strategy Fund	58,380,197	231,838,947	—	290,219,144
Delaware Ivy Balanced Fund	13,370,266	346,033,898	—	359,404,164
Delaware Ivy Natural Resources Fund	5,540,897	—	—	5,540,897
Delaware Ivy Science and Technology Fund	—	1,230,284,267	—	1,230,284,267
Delaware Real Estate Securities Fund	7,474,865	39,117,904	—	46,592,769
5. Components of Net Assets on a Tax Basis

As of March 31, 2024, the components of net assets on a tax basis were as follows:

		Delaware
	Delaware	Global	Delaware Ivy
	Climate	Real Estate	Asset Strategy	Delaware Ivy
	Solutions Fund	Fund	Fund	Balanced Fund
Shares of beneficial interest	$312,209,838	$14,501,643	$2,077,119,197	$1,380,987,068
Undistributed ordinary income	1,105,163	—	24,173,975	—
Undistributed long-term capital gains	—	—	21,022,048	—
Qualified late year loss deferrals	—	—	—	(8,841)
Capital loss carryforwards	(158,878,094)	(3,054,287)	—	(116,198,248)
Deferred directors fees	(17,030)	(1,652)	(336,235)	(115,330)
Unrealized appreciation (depreciation) of investments,
foreign currencies and derivatives	(6,597,480)	1,667,353	(274,667,228)	323,617,859
Net assets	$147,822,397	$13,113,057	$1,847,311,757	$1,588,282,508

	Delaware Ivy	Delaware Ivy
	Natural	Science and	Delaware
	Resources	Technology	Real Estate
	Fund	Fund	Securities Fund
Shares of beneficial interest	$818,057,231	$2,955,258,763	$69,159,970
Undistributed ordinary income	9,362,756	23,781,607	—
Undistributed long-term capital gains	—	284,560,966	1,209,685
Capital loss carryforwards	(594,780,850)	—	—
Deferred directors fees	(140,528)	(298,632)	(23,000)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(29,846,886)	2,522,410,823	46,267,928
Net assets	$202,651,723	$5,785,713,527	$116,614,583

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral losses on straddles, investments held within the wholly-owned subsidiary, mark-to market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, tax treatment of REITs, and tax treatment of partnerships.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2024 through March 31, 2024 and November 1, 2023 through March 31, 2024, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to Fund level overdistribution, nondeductible taxes paid, tax treatment of partnerships, gain (loss) on foreign currency transactions, swap contracts, tax treatment of REITs, passive foreign investment companies (PFICs) and securities no longer deemed to be PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2024, the Funds recorded the following reclassifications:

	Delaware
	Global	Delaware Ivy		Delaware
	Real Estate	Asset Strategy	Delaware Ivy	Real Estate
	Fund	Fund	Balanced Fund	Securities Fund
Paid-in capital	$(2,514)	$(1,017)	$(280,728)	$(16,995)
Total distributable earnings (loss)	2,514	1,017	280,728	16,995

Delaware Climate Solutions Fund, Delaware Ivy Natural Resources Fund, and Delaware Ivy Science and Technology Fund did not have any reclassifications for the year ended March 31, 2024.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2024, the Funds utilized the following capital loss carryforwards:

Delaware Ivy Balanced Fund	$1,895,963
Delaware Ivy Natural Resources Fund	2,854,950

At March 31, 2024, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Climate Solutions Fund	$55,996,216	$102,881,878	$158,878,094
Delaware Global Real Estate Fund	2,833,630	220,657	3,054,287
Delaware Ivy Balanced Fund	114,128,499	2,069,749	116,198,248
Delaware Ivy Natural Resources Fund	274,360,750	320,420,100	594,780,850

Notes to financial statements

Ivy Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Climate		Delaware Global		Delaware Ivy
	Solutions Fund		Real Estate Fund		Asset Strategy Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	468,984	3,360,135	109,865	80,517	2,303,722	3,600,067
Class C	30,143	305,099	894	3,279	194,326	218,910
Class E1	—	—	—	—	—	14,181
Class I	1,175,921	6,148,059	142,992	227,717	1,657,808	2,863,384
Class R	181,764	1,323,253	3,973	1,806	111,364	108,368
Class R6	176,282	349,217	212,406	133,466	145,932	288,876
Class Y	58,528	508,801	1	—	201,189	188,761

Shares issued upon reinvestment of dividends and distributions:
Class A	182,528	166,426	18,225	91,800	1,952,697	10,128,431
Class C	10,695	15,477	399	4,424	59,696	537,801
Class E1	—	—	—	—	—	6,259
Class I	169,637	156,193	44,261	334,598	570,492	3,400,804
Class R	55,049	58,694	2,321	9,834	31,042	166,158
Class R6	7,345	10,181	19,229	189,759	29,243	117,659
Class Y	11,635	10,575	4,119	13,901	121,266	656,827
	2,528,511	12,412,110	558,685	1,091,101	7,378,777	22,296,486

Shares redeemed:
Class A	(3,310,736)	(5,034,974)	(356,246)	(412,115)	(10,684,583)	(12,448,492)
Class C	(559,682)	(743,495)	(13,006)	(25,556)	(1,187,449)	(2,126,624)
Class E1	—	—	—	—	—	(1,688,882)
Class I	(5,113,424)	(7,801,503)	(1,218,443)	(2,146,084)	(6,774,904)	(10,997,515)
Class R	(1,540,303)	(1,733,467)	(19,270)	(7,025)	(219,048)	(222,826)
Class R6	(216,166)	(680,008)	(1,595,881)	(792,676)	(179,195)	(168,804)
Class Y	(324,659)	(960,111)	(1,352)	(3,512)	(802,481)	(814,275)
	(11,064,970)	(16,953,558)	(3,204,198)	(3,386,968)	(19,847,660)	(28,467,418)
Net decrease	(8,536,459)	(4,541,448)	(2,645,513)	(2,295,867)	(12,468,883)	(6,170,932)

	Delaware Ivy		Delaware Ivy		Delaware Ivy
	Balanced Fund		Natural Resources Fund		Science and Technology Fund
	Year ended		Year ended		Year ended
	3/31/24	3/31/23	3/31/24	3/31/23	3/31/24	3/31/23
Shares sold:
Class A	4,086,333	4,972,586	225,612	1,614,322	3,048,006	3,891,255
Class C	220,523	265,487	47,480	180,503	268,784	274,707
Class E1	—	—	—	3,220	—	15,280
Class I	3,233,319	2,975,259	487,910	1,671,380	3,442,734	7,422,586
Class R	55,004	26,228	89,926	347,154	268,831	286,923
Class R6	96,996	167,428	175,519	205,121	672,947	539,044
Class Y	63,958	43,816	96,948	269,789	832,171	572,209

Shares issued upon reinvestment of dividends and distributions:
Class A	1,130,535	12,523,810	160,913	198,574	8,275,253	19,667,101
Class C	29,345	862,921	3,446	7,456	717,381	1,949,854
Class E1	—	—	—	—	—	—
Class I	426,137	5,275,245	73,662	95,126	1,914,128	6,000,379
Class R	8,375	99,859	9,858	16,643	304,713	649,004
Class R6	10,913	89,913	5,476	4,080	179,854	495,694
Class Y	10,253	105,532	11,853	16,224	465,096	1,082,649
	9,371,691	27,408,084	1,388,603	4,629,592	20,389,898	42,846,685

Shares redeemed:
Class A	(11,913,265)	(17,171,517)	(2,294,363)	(2,354,474)	(15,960,329)	(26,476,477)
Class C	(1,690,424)	(2,335,250)	(169,114)	(135,876)	(2,233,759)	(3,231,415)
Class E1	—	—	—	(205,467)	—	(953,424)
Class I	(8,182,966)	(15,913,958)	(2,139,981)	(1,896,750)	(8,930,874)	(20,441,504)
Class R	(90,650)	(91,719)	(320,592)	(424,877)	(698,771)	(534,567)
Class R6	(150,751)	(165,689)	(114,378)	(79,972)	(636,208)	(1,296,102)
Class Y	(140,413)	(105,862)	(257,541)	(331,182)	(1,426,829)	(1,894,782)
	(22,168,469)	(35,783,995)	(5,295,969)	(5,428,598)	(29,886,770)	(54,828,271)
Net decrease	(12,796,778)	(8,375,911)	(3,907,366)	(799,006)	(9,496,872)	(11,981,586)

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware
	Real Estate Securities Fund
	Year ended
	3/31/24	3/31/23
Shares sold:
Class A	134,537	169,507
Class C	2,240	4,359
Class E1	—	849
Class I	385,120	792,851
Class R	7,674	12,254
Class R6	33,288	78,473
Class Y	16,691	139,644

Shares issued upon reinvestment of dividends and distributions:
Class A	484,633	1,466,631
Class C	3,983	15,179
Class I	304,132	1,133,716
Class R	2,819	5,699
Class R6	12,462	32,765
Class Y	18,387	73,372
	1,405,966	3,925,299

Shares redeemed:
Class A	(1,430,947)	(1,531,092)
Class C	(19,597)	(31,187)
Class E1	—	(108,075)
Class I	(2,041,999)	(2,811,727)
Class R	(10,382)	(7,676)
Class R6	(43,003)	(32,944)
Class Y	(58,425)	(3,255,252)
	(3,604,353)	(7,777,953)
Net decrease	(2,198,387)	(3,852,654)

1 On June 13, 2022, all Class E shares were liquidated.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the tables above and on the previous pages and on the “Statements of changes in net assets.” For the years ended March 31, 2024 and 2023, each Fund had the following exchange transactions:

	Year ended March 31, 2024			Year ended March 31, 2023
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Climate Solutions Fund			$135,824			$2,688,406
Class A	6,392	7,873		179,306	50,142
Class C	6,641	—		86,971	—
Class I	1,990	6,767		907	200,575

	Year ended March 31, 2024			Year ended March 31, 2023
	Exchange	Exchange		Exchange	Exchange
	Redemptions	Subscriptions	Value	Redemptions	Subscriptions	Value
Class R6	—	—		—	17
Class Y	399	—		—	—
Delaware Global Real Estate Fund			$82,180			$356,167
Class A	—	10,463		26,312	6,804
Class C	4,342	—		7,572	—
Class I	6,141	—		961	26,825
Class R6	—	—		—	961
Delaware Ivy Asset Strategy Fund			$3,475,355			$29,036,328
Class A	74,045	101,888		495,262	745,847
Class C	109,780	—		803,534	—
Class I	4,735	74,988		181,475	491,352
Class R6	—	1,413		—	171,608
Class Y	1,942	—		3,390	—
Delaware Ivy Balanced Fund			$3,439,675			$26,464,453
Class A	48,619	119,956		557,378	509,401
Class C	96,593	—		519,898	—
Class I	29,811	50,624		117,983	577,669
Class R6	—	3,779		—	107,515
Class Y	1,276	—		7,224	440
Delaware Ivy Natural Resources Fund			$165,576			$3,947,855
Class A	7,354	3,335		134,876	15,461
Class C	3,575	—		15,452	—
Class I	435	7,004		87,011	131,445
Class R6	—	—		—	82,558
Class Y	—	—		1,241	—
Delaware Ivy Science and Technology
Fund			$5,960,503			$84,882,252
Class A	62,814	58,609		1,069,466	450,782
Class C	92,651	—		682,317	—
Class I	10,028	49,344		133,928	914,702
Class R6	—	5,239		970	133,678
Class Y	750	—		49,891	—
Delaware Real Estate Securities Fund			$123,116			$2,131,329
Class A	4,516	3,211		88,911	7,374
Class C	3,384	—		9,394	—
Class I	—	4,438		346	89,033
Class R6	—	—		—	542

7. Basis of consolidation for Delaware Ivy Asset Strategy Fund

Ivy ASF II, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy Asset Strategy Fund (referred to as the Fund in this subsection). Ivy ASF III (SBP), LLC (the Company), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and the Company act as investment vehicles for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Fund, and its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice

Notes to financial statements

Ivy Funds

7. Basis of consolidation for Delaware Ivy Asset Strategy Fund (continued)

of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2024 of the Subsidiary and the Company to the Fund.

	Date of Incorporation	Subscription Agreement	Fund’s Net Assets	Subsidiary/ Company net assets	Percentage of Fund's net assets
Ivy ASF ll, Ltd	1-31-13	4-10-13	$1,847,513,989	$73,230,414	3.96%
Ivy ASF lll (SBP), LLC	4-9-13	4-23-13	$1,847,513,989	$675,402	0.04%

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

Each Fund had no amounts outstanding as of March 31, 2024, or at any time during the year then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2024.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — Each Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund each used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures contracts in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund posted $449,400 and $925,566, respectively as cash collateral as margin for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2024, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund invested in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at March 31, 2024.

During the year ended March 31, 2024, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Notes to financial statements
Ivy Funds

10. Derivatives (continued)

Swap Contracts — Delaware Ivy Balanced Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody's) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2024, Delaware Ivy Balanced Fund entered into CDS contracts as a purchaser of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if Delaware Ivy Balanced Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2024, Delaware Ivy Balanced Fund used CDS contracts to gain exposure to certain securities or markets.

At March 31, 2024, Delaware Ivy Balanced Fund posted $261,098 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of March 31, 2024 were as follows:

Delaware Ivy Asset Strategy Fund Asset Derivatives Fair Value
Interest
Statements of Assets and	Rate
Liabilities Location	Contracts
Variation margin due to broker on futures contracts*	$19,269

	Delaware Ivy Asset Strategy Fund
	Liability Derivatives Fair Value
Statements of Assets and	Currency	Interest Rate
Liabilities Location	Contracts	Contracts
Unrealized depreciation on forward foreign currency exchange contracts	$(10,113)	$—
Variation margin due to broker on futures contracts*	—	(71,505)
Total	$(10,113)	$(71,505)
Delaware Ivy Balanced Fund Asset Derivatives Fair Value
Statements of Assets and	Interest Rate
Liabilities Location	Contracts
Variation margin due to broker on futures contracts*	$152,145
	Delaware Ivy Balanced Fund
	Liability Derivatives Fair Value
Statements of Assets and	Currency	Interest Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts
Unrealized depreciation on forward foreign currency exchange contracts	$(21,197)	$—	$—
Variation margin due to broker on futures contracts*	—	(330,877)	—
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	—	(119,899)
Total	$(21,197)	$(330,877)	$(119,899)

*Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared CDS contracts from the date the contracts were opened through March 31, 2024. Only current day variation margin is reported on the Fund's “Statements of assets and liabilities.”

The effect of derivative instruments on the “Statements of operations” for the year ended March 31, 2024 was as follows:

Delaware Ivy Asset Strategy Fund	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Total
Currency contracts	$(57,479)	$—	$—	$(57,479)
Interest rate contracts	—	(911,393)	8,411	(902,982)
Total	$(57,479)	$(911,393)	$8,411	$(960,461)

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(10,113)	$—	$(10,113)
Interest rate contracts	—	(462,541)	(462,541)
Total	$(10,113)	$(462,541)	$(472,654)
Delaware Ivy Balanced
Fund	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(185,660)	$—	$—	$—	$—	$(185,660)
Interest rate contracts	—	(859,181)	—	21,275	—	(837,906)
Credit contracts	—	—	(67,830)	235,225	91,325	258,720
Total	$(185,660)	$(859,181)	$(67,830)	$256,500	$91,325	$(764,846)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(21,197)	$—	$—	$—	$—	$(21,197)
Interest rate contracts	—	(373,908)	—	—	—	(373,908)
Credit contracts	—	—	19,809	(73,753)	(256,462)	(310,406)
Total	$(21,197)	$(373,908)	$19,809	$(73,753)	$(256,462)	$(705,511)

The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2024:

	Long Derivative Volume
	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund
Forward foreign currency exchange contracts (average notional value)	$43,924	$92,068
Futures contracts (average notional value)	34,509,813	85,112,046
Options contracts (average notional value)*	—	35,314
CDS contracts (average notional value)**	—	2,082,876
	Short Derivative Volume
	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund
Forward foreign currency exchange contracts (average notional value)	$1,004,560	$2,235,667
Futures contracts (average notional value)	3,408,114	36,381,289
Options contracts (average notional value)*	233	14,086

*Long represents purchased options and short represents written options.

**Long represents buying protection and short represents selling protection.

11. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2024, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy
Asset Strategy Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(10,113)	$(10,113)
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(10,113)	$—	$—	$—	$—	$(10,113)

Notes to financial statements

Ivy Funds

11. Offsetting (continued)

Delaware Ivy

Balanced Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(21,197)	$(21,197)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(21,197)	$—	$—	$—	$—	$(21,197)

(a) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

12. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At March 31, 2024, each Fund had no securities out on loan.

13. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-

Notes to financial statements
Ivy Funds

13. Credit and Market Risks (continued)

income securities. For example, a Fund’s investments in CMOs, real estate mortgage investment conduits (“REMICs”), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (“IOs”) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (“POs”) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause the Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when each Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As each Fund may be required to rely upon another lending institution to collect and pass on to each Fund amounts payable with respect to the loan and to enforce each Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Fund. There were no unfunded loan commitments at the year ended March 31, 2024.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2024. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the "Consolidated schedules of investments" and “Schedules of investments.”

14. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

15. Subsequent Events

On January 16, 2024, the Board unanimously voted to approve a proposal to liquidate and dissolve Delaware Global Real Estate Fund. The Fund liquidation and dissolution occurred on April 19, 2024.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2024, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Delaware Climate Solutions Fund(1)	Delaware Real Estate Securities Fund(1)
Delaware Global Real Estate Fund(1)	Delaware Ivy Asset Strategy Fund(2)
Delaware Ivy Natural Resources Fund(1)	Delaware Ivy Balanced Fund(1)
Delaware Ivy Science and Technology Fund(1)

(1) Statement of assets and liabilities, including the schedule of investments, as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the four years in the period ended March 31, 2024.

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024 and the consolidated financial highlights for each of the four years in the period ended March 31, 2024.

The financial statements of the Funds as of and for the year ended March 31, 2020 and the financial highlights for the year ended March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of independent
registered public accounting firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 28, 2024

We have served as the auditor of one or more Macquarie investment companies since 2010.

Other Fund information (Unaudited)

Ivy Funds

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2024, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)	(D) Qualifying Dividends[1]
Delaware Climate Solutions Fund	—	100.00%	—	100.00%	39.21%
Delaware Global Real Estate Fund	—	78.73%	21.27%	100.00%	2.18%
Delaware Ivy Asset Strategy Fund	—	100.00%	—	100.00%	11.37%
Delaware Ivy Balanced Fund	—	100.00%	—	100.00%	25.54%
Delaware Ivy Natural Resources Fund	—	100.00%	—	100.00%	100.00%
Delaware Ivy Science and Technology Fund	100.00%	—	—	100.00%	—
Delaware Real Estate Securities Fund	75.67%	24.33%	—	100.00%	—

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

(D) is based on each Fund's ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

Percentage
Delaware Climate Solutions Fund	100.00%
Delaware Global Real Estate Fund	21.29%
Delaware Ivy Asset Strategy Fund	35.34%
Delaware Ivy Balanced Fund	32.63%
Delaware Ivy Natural Resources Fund	100.00%
Delaware Ivy Science and Technology Fund	—
Delaware Real Estate Securities Fund	—

For the fiscal year ended March 31, 2024, certain distributions paid by the Funds, determined to be Qualified Short-Term Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004: the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For fiscal year ended March 31, 2024, the Funds have reported maximum distributions of Qualified Short-Term Capital Gains as follows:

Delaware Ivy Asset Strategy Fund	$11,917,287
Delaware Ivy Science and Technology Fund	23,781,607

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 914-0278; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds' most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	89	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	89	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	89	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	89	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	89	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	89	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	89	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	89	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-2023)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	89	Banco Itaú International -Chief Executive Officer (2012–2016) US Trust Bank of America Private Wealth Management -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	89	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	89	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
					(2008–2022)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	89	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	89	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	89	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None[5]

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Connor also serves as Senior Vice President and Assistant Secretary for the three portfolios of the Macquarie ETF Trust, which have the same investment manager as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and as Senior Vice President and Treasurer for the Macquarie ETF Trust. Mr. Salus serves in a similar capacity for the Macquarie ETF Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.

An understanding of generally accepted accounting principles and financial statements;

b.

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.

Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.

An understanding of internal controls and procedures for financial reporting; and

e.

An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.

Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.

Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.

Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Woods

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $757,705 for the fiscal year ended March 31, 2024.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $873,581 for the fiscal year ended March 31, 2024.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2024.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $144,658 for the fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $157,658 for the fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2024.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2024. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2024 and March 31, 2023, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)

Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)

Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 14. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 5, 2024

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2024